UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (800) 345-6611

Date of fiscal year end:    August 31

Date of reporting period:    August 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
August 31, 2017
Columbia Contrarian Core Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Contrarian Core Fund   |  Annual Report 2017

Columbia Contrarian Core Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Contrarian Core Fund (the Fund) seeks total return, consisting of long-term capital appreciation and current income.
Portfolio management
Guy Pope, CFA
Manager
Managed Fund since 2005
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/98	15.61	14.85	9.35
	Including sales charges		8.96	13.50	8.70
Class C	Excluding sales charges	12/09/02	14.80	14.00	8.53
	Including sales charges		13.80	14.00	8.53
Class K*		03/07/11	15.78	15.00	9.48
Class R*		09/27/10	15.34	14.58	9.09
Class R4*		11/08/12	15.91	15.15	9.62
Class R5*		11/08/12	16.05	15.28	9.69
Class T*	Excluding sales charges	09/27/10	15.62	14.84	9.35
	Including sales charges		12.73	14.27	9.07
Class V	Excluding sales charges	02/12/93	15.61	14.83	9.31
	Including sales charges		8.95	13.47	8.66
Class Y*		11/08/12	16.14	15.35	9.72
Class Z		12/14/92	15.95	15.14	9.62
Russell 1000 Index			16.16	14.37	7.73
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were not subject to sales charges. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Contrarian Core Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2007 — August 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2017)
Apple, Inc.	4.8
Berkshire Hathaway, Inc., Class B	3.3
JPMorgan Chase & Co.	3.2
Microsoft Corp.	3.2
Citigroup, Inc.	3.2
Philip Morris International, Inc.	3.0
Facebook, Inc., Class A	2.8
Johnson & Johnson	2.7
Comcast Corp., Class A	2.6
Honeywell International, Inc.	2.4
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at August 31, 2017)
Common Stocks	96.1
Money Market Funds	3.9
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2017)
Consumer Discretionary	11.7
Consumer Staples	6.9
Energy	6.8
Financials	17.8
Health Care	17.8
Industrials	7.8
Information Technology	23.9
Materials	1.8
Real Estate	1.6
Telecommunication Services	2.6
Utilities	1.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Contrarian Core Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2017, the Fund’s Class A shares returned 15.61% excluding sales charges. The Fund’s benchmark, the Russell 1000 Index, returned 16.16% for the same time period. In a sharply rising market, cash had a negative impact on performance. Cash, which the benchmark does not hold, and management fees, which the benchmark does not incur, generally accounted for the Fund’s modest shortfall relative to the benchmark.
U.S. equity markets delivered solid gains
Global events, political uncertainty and mixed economic data were enough to keep investors off balance early in the 12-month period, as financial markets moved sharply in reaction to each significant change on the world stage. However, the end of a contentious U.S. presidential contest in November 2016 eliminated a key element of uncertainty, and the U.S. equity markets moved solidly higher through the end of the period. Global growth picked up early in 2017. Positive U.S. economic data, steady job growth, rising corporate earnings and accelerated manufacturing activity further bolstered investor confidence.
The Federal Reserve (the Fed) raised the target range of its benchmark short-term interest rate three times during the period, bringing it to between 1.00% and 1.25% in June 2017. The Fed signaled that it was prepared to raise rates more aggressively on the heels of strong job gains and progress towards its 2.0% inflation target, creating expectations that the June rate hike may not be the last during the calendar year.
Against this backdrop, the U.S. equity markets moved solidly higher during the period. The S&P 500 Index rose 16.23%, with dividends reinvested. Small cap stocks outperformed large and mid-cap stocks.
Contributors and detractors
During the period, stock selection was particularly strong in the information technology, financials and materials sectors. Within information technology, Activision, a leading electronic gaming company, and Apple were top performers for the Fund. Activision continued to benefit from the migration to digital, and Apple rose on expectations for the iPhone 8 and 10 (or X). Within financials, Morgan Stanley, Citigroup and JPMorgan all benefited from expectations of a slightly more lenient regulatory environment under the new administration and the impact of rising interest rates, which are helpful to financial companies. After years of building capital on their balance sheets, these companies increased the amount of capital returned to shareholders, and the acceleration of capital return was met with investor approval. In the materials sector, Sherwin Williams was a big winner for the Fund. The company’s core paint business did well in a favorable environment for housing. The acquisition of competitor Valspar proved to be accretive to the overall company and helped give earnings an extra boost.
Elsewhere in the portfolio, the consumer discretionary sector yielded many stocks with returns in excess of 20% for the period, including Royal Caribbean, McDonalds, Marriott, Comcast and Expedia. Royal Caribbean rebounded after a challenging 2016, during which concerns about the Zika virus and about excess capacity in China weighed on industry prospects. However, the outlook got stronger going into the winter months of 2016-2017, pricing firmed up and Royal Caribbean was the beneficiary of this turnaround. Investors responded favorably to good execution by McDonalds management. Marriott benefited as the merger with Starwood has gone smoothly so far. Comcast and Expedia were two other solid holdings during the period. Health care was another area where the Fund found opportunities -- Vertex and Anthem, in particular. Vertex outperformed based on favorable data showing the potential for expanded market opportunity for its cystic fibrosis treatment. Anthem benefited as health maintenance organizations got a boost as uncertainty created by merger and acquisition activity receded and from a perception that the new administration’s policies would be good for the industry.
Industrials, telecommunication services and health care were the biggest sector detractors from relative Fund results for the period. In the industrials sector, Dun & Bradstreet and Nielsen Holdings were major laggards. With Dun & Bradstreet, we were anticipating an organic growth turnaround, which failed to materialize. Nielsen’s revenues were hurt as big consumer staples customers pulled back on their spending. In the telecommunication services sector, fundamental trends hurt Verizon and AT&T, making it difficult to increase top line growth. Elsewhere in the portfolio, Michael’s lost ground on weaker same-store sales as retailers continued to struggle against online competition and a tough retail environment. Kroger was hurt by increased competition in food retailing and concerns about the impact of Amazon’s purchase of Whole Foods. We eliminated both Michael’s and Kroger from the portfolio.
4	Columbia Contrarian Core Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Managing through a challenging year
The Fund’s solid results for the 12-month period had two different phases. The first four months were dominated by the U.S. presidential election. It was a period of underperformance for the Fund, as investors rapidly rotated into and out of stocks that they viewed as beneficiaries of the new administration and its policies. However, we did not get carried away with these trends, many of which turned out to be transitory, at least in the short term. In fact, we took advantage of selloffs to add to names such as Phillip Morris International, where our conviction was strong, and added new positions based on our contrarian approach. As a result, the Fund enjoyed a significant comeback in 2017 and ended the period with performance in line with its benchmark. We stayed with our core contrarian philosophy in constructing the portfolio and managing it from day to day, and we believe this discipline served our shareholders well.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Contrarian Core Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2017 — August 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,073.10	1,019.96	5.43	5.30	1.04
Class C	1,000.00	1,000.00	1,069.00	1,016.18	9.33	9.10	1.79
Class K	1,000.00	1,000.00	1,073.40	1,020.47	4.91	4.79	0.94
Class R	1,000.00	1,000.00	1,071.70	1,018.70	6.74	6.56	1.29
Class R4	1,000.00	1,000.00	1,074.30	1,021.22	4.13	4.02	0.79
Class R5	1,000.00	1,000.00	1,074.80	1,021.73	3.61	3.52	0.69
Class T (formerly Class W)	1,000.00	1,000.00	1,072.60	1,020.06	5.33	5.19	1.02
Class V (formerly Class T)	1,000.00	1,000.00	1,072.90	1,019.96	5.43	5.30	1.04
Class Y	1,000.00	1,000.00	1,075.20	1,021.93	3.40	3.31	0.65
Class Z	1,000.00	1,000.00	1,074.20	1,021.22	4.13	4.02	0.79
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Contrarian Core Fund | Annual Report 2017

Portfolio of Investments
August 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 96.2%
Issuer	Shares	Value ($)
Consumer Discretionary 11.3%
Hotels, Restaurants & Leisure 2.6%
Marriott International, Inc., Class A	252,663	26,170,834
McDonald’s Corp.	775,400	124,040,738
Royal Caribbean Cruises Ltd.	238,855	29,727,893
Starbucks Corp.	1,848,350	101,400,481
Total		281,339,946
Household Durables 0.4%
Newell Brands, Inc.	1,027,705	49,617,597
Internet & Direct Marketing Retail 0.6%
Expedia, Inc.	148,140	21,978,050
Liberty Interactive Corp., Class A(a)	1,971,945	43,619,424
Total		65,597,474
Media 2.9%
Comcast Corp., Class A	6,631,916	269,322,109
Walt Disney Co. (The)	419,230	42,426,076
Total		311,748,185
Multiline Retail 0.7%
Dollar General Corp.	1,024,045	74,304,705
Specialty Retail 2.1%
AutoZone, Inc.(a)	55,221	29,180,985
Lowe’s Companies, Inc.	2,672,269	197,453,957
Total		226,634,942
Textiles, Apparel & Luxury Goods 2.0%
Coach, Inc.	2,477,920	103,329,264
PVH Corp.	926,953	116,694,113
Total		220,023,377
Total Consumer Discretionary		1,229,266,226
Consumer Staples 6.6%
Beverages 1.5%
PepsiCo, Inc.	1,436,875	166,289,544
Food & Staples Retailing 1.3%
CVS Health Corp.	527,081	40,764,444
SYSCO Corp.	1,993,565	105,001,069
Total		145,765,513
Food Products 0.9%
Kellogg Co.	1,484,275	97,160,642
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 2.9%
Philip Morris International, Inc.	2,693,225	314,918,799
Total Consumer Staples		724,134,498
Energy 6.5%
Energy Equipment & Services 0.9%
Halliburton Co.	2,638,154	102,808,861
Oil, Gas & Consumable Fuels 5.6%
Canadian Natural Resources Ltd.	4,356,664	134,272,384
Chevron Corp.	1,567,713	168,717,273
EOG Resources, Inc.	1,167,828	99,253,702
Exxon Mobil Corp.	2,717,235	207,406,548
Total		609,649,907
Total Energy		712,458,768
Financials 17.1%
Banks 8.3%
Citigroup, Inc.	4,866,786	331,087,452
JPMorgan Chase & Co.	3,677,188	334,219,617
Wells Fargo & Co.	4,599,458	234,894,320
Total		900,201,389
Capital Markets 4.4%
Bank of New York Mellon Corp. (The)	4,426,431	231,413,813
BlackRock, Inc.	64,267	26,928,516
Invesco Ltd.	724,859	23,760,878
Morgan Stanley	3,500,285	159,262,967
S&P Global, Inc.	283,050	43,683,106
Total		485,049,280
Diversified Financial Services 3.2%
Berkshire Hathaway, Inc., Class B(a)	1,911,413	346,271,579
Insurance 1.2%
Aon PLC	945,650	131,596,654
Total Financials		1,863,118,902

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
August 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 17.1%
Biotechnology 4.0%
Alexion Pharmaceuticals, Inc.(a)	375,310	53,447,897
Biogen, Inc.(a)	557,285	176,414,140
Celgene Corp.(a)	1,282,541	178,183,421
Vertex Pharmaceuticals, Inc.(a)	206,221	33,106,719
Total		441,152,177
Health Care Equipment & Supplies 2.7%
Abbott Laboratories	2,448,709	124,737,237
Medtronic PLC	1,357,392	109,432,943
Zimmer Biomet Holdings, Inc.	507,310	57,970,314
Total		292,140,494
Health Care Providers & Services 4.0%
Anthem, Inc.	664,445	130,257,798
Cardinal Health, Inc.	1,947,483	131,377,203
CIGNA Corp.	944,720	171,995,723
Total		433,630,724
Pharmaceuticals 6.4%
Allergan PLC	579,640	133,015,787
Bristol-Myers Squibb Co.	1,358,115	82,138,795
Johnson & Johnson	2,170,111	287,257,593
Pfizer, Inc.	5,846,200	198,303,104
Total		700,715,279
Total Health Care		1,867,638,674
Industrials 7.5%
Air Freight & Logistics 2.2%
FedEx Corp.	1,138,931	244,164,028
Building Products 0.8%
Johnson Controls International PLC	2,095,718	82,969,475
Electrical Equipment 0.7%
Eaton Corp. PLC	1,087,251	78,021,132
Industrial Conglomerates 3.3%
General Electric Co.	4,113,055	100,975,500
Honeywell International, Inc.	1,823,624	252,152,491
Total		353,127,991
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 0.5%
Nielsen Holdings PLC	1,500,535	58,295,785
Total Industrials		816,578,411
Information Technology 23.0%
Communications Equipment 1.5%
Cisco Systems, Inc.	4,401,440	141,770,383
Palo Alto Networks, Inc.(a)	123,935	16,444,935
Total		158,215,318
Internet Software & Services 6.3%
Alphabet, Inc., Class A(a)	156,518	149,512,254
Alphabet, Inc., Class C(a)	258,077	242,419,468
Facebook, Inc., Class A(a)	1,733,375	298,088,499
Total		690,020,221
IT Services 3.9%
Fidelity National Information Services, Inc.	1,377,510	127,998,229
FleetCor Technologies, Inc.(a)	101,974	14,660,802
MasterCard, Inc., Class A	1,558,114	207,696,596
Total System Services, Inc.	1,011,000	69,880,320
Total		420,235,947
Semiconductors & Semiconductor Equipment 2.1%
Broadcom Ltd.	846,955	213,491,947
MACOM Technology Solutions Holdings, Inc.(a)	383,742	17,475,611
Total		230,967,558
Software 4.6%
Activision Blizzard, Inc.	2,150,885	141,012,021
Electronic Arts, Inc.(a)	230,211	27,970,636
Microsoft Corp.	4,453,597	332,995,448
Total		501,978,105
Technology Hardware, Storage & Peripherals 4.6%
Apple, Inc.	3,041,051	498,732,364
Total Information Technology		2,500,149,513
Materials 1.8%
Chemicals 1.0%
Sherwin-Williams Co. (The)	323,854	109,873,946

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Contrarian Core Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 0.8%
Ball Corp.	717,450	28,690,826
Sealed Air Corp.	1,174,540	52,126,085
Total		80,816,911
Total Materials		190,690,857
Real Estate 1.5%
Equity Real Estate Investment Trusts (REITS) 1.5%
American Tower Corp.	1,140,022	168,780,257
Total Real Estate		168,780,257
Telecommunication Services 2.5%
Diversified Telecommunication Services 2.5%
AT&T, Inc.	4,870,100	182,433,946
Verizon Communications, Inc.	1,764,608	84,648,246
Total		267,082,192
Total Telecommunication Services		267,082,192
Utilities 1.3%
Electric Utilities 1.3%
Edison International	452,117	36,250,741
Southern Co. (The)	2,161,365	104,307,475
Total		140,558,216
Total Utilities		140,558,216
Total Common Stocks (Cost $7,538,845,241)		10,480,456,514

Money Market Funds 3.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.146%(b),(c)	424,293,769	424,293,769
Total Money Market Funds (Cost $424,274,369)		424,293,769
Total Investments (Cost: $7,963,119,610)		10,904,750,283
Other Assets & Liabilities, Net		(12,487,795)
Net Assets		10,892,262,488

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Net change in unrealized appreciation (depreciation) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.146%	305,769,244	2,154,536,319	(2,036,011,794)	424,293,769	(26,117)	19,400	2,120,968	424,293,769
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
August 31, 2017
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	1,229,266,226	—	—	—	1,229,266,226
Consumer Staples	724,134,498	—	—	—	724,134,498
Energy	712,458,768	—	—	—	712,458,768
Financials	1,863,118,902	—	—	—	1,863,118,902
Health Care	1,867,638,674	—	—	—	1,867,638,674
Industrials	816,578,411	—	—	—	816,578,411
Information Technology	2,500,149,513	—	—	—	2,500,149,513
Materials	190,690,857	—	—	—	190,690,857
Real Estate	168,780,257	—	—	—	168,780,257
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Contrarian Core Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Telecommunication Services	267,082,192	—	—	—	267,082,192
Utilities	140,558,216	—	—	—	140,558,216
Total Common Stocks	10,480,456,514	—	—	—	10,480,456,514
Money Market Funds	—	—	—	424,293,769	424,293,769
Total Investments	10,480,456,514	—	—	424,293,769	10,904,750,283
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2017	11

Statement of Assets and Liabilities
August 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$7,538,845,241
Investments in affiliated issuers, at cost	424,274,369
Investments in unaffiliated issuers, at value	10,480,456,514
Investments in affiliated issuers, at value	424,293,769
Receivable for:
Investments sold	30,694,547
Capital shares sold	11,082,672
Dividends	18,674,608
Foreign tax reclaims	81,149
Prepaid expenses	72,942
Trustees’ deferred compensation plan	406,825
Total assets	10,965,763,026
Liabilities
Payable for:
Investments purchased	62,541,659
Capital shares purchased	8,487,147
Management services fees	181,085
Distribution and/or service fees	36,460
Transfer agent fees	1,539,163
Plan administration fees	1,441
Compensation of board members	2,880
Compensation of chief compliance officer	732
Other expenses	303,146
Trustees’ deferred compensation plan	406,825
Total liabilities	73,500,538
Net assets applicable to outstanding capital stock	$10,892,262,488
Represented by
Paid in capital	7,503,609,394
Undistributed net investment income	64,041,928
Accumulated net realized gain	382,980,493
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	2,941,611,273
Investments - affiliated issuers	19,400
Total - representing net assets applicable to outstanding capital stock	$10,892,262,488
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Contrarian Core Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
August 31, 2017
Class A
Net assets	$1,941,061,841
Shares outstanding	76,378,059
Net asset value per share	$25.41
Maximum offering price per share(a)	$26.96
Class C
Net assets	$748,147,943
Shares outstanding	32,406,315
Net asset value per share	$23.09
Class K
Net assets	$6,282,641
Shares outstanding	245,584
Net asset value per share	$25.58
Class R
Net assets	$132,392,329
Shares outstanding	5,210,921
Net asset value per share	$25.41
Class R4
Net assets	$596,703,706
Shares outstanding	22,932,510
Net asset value per share	$26.02
Class R5
Net assets	$779,002,230
Shares outstanding	29,947,267
Net asset value per share	$26.01
Class T(b)
Net assets	$1,356,520
Shares outstanding	53,383
Net asset value per share	$25.41
Maximum offering price per share(c)	$26.06
Class V(d)
Net assets	$154,392,300
Shares outstanding	6,131,216
Net asset value per share	$25.18
Maximum offering price per share(e)	$26.72
Class Y
Net assets	$1,574,824,274
Shares outstanding	60,510,665
Net asset value per share	$26.03
Class Z
Net assets	$4,958,098,704
Shares outstanding	193,592,317
Net asset value per share	$25.61

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
(d)	Prior to January 24, 2017, Class V shares were known as Class T shares.
(e)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class V.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2017	13

Statement of Operations
Year Ended August 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$188,454,539
Dividends — affiliated issuers	2,120,968
Foreign taxes withheld	(363,863)
Total income	190,211,644
Expenses:
Management services fees	62,449,221
Distribution and/or service fees
Class A	6,061,118
Class B(a)	38,763
Class C	7,086,541
Class R	569,474
Class T(b)	165,466
Class V(c)	371,584
Transfer agent fees
Class A	3,967,584
Class B(a)	6,356
Class C	1,157,567
Class I(d)	7,946
Class K	3,168
Class R	185,891
Class R4	757,184
Class R5	376,866
Class T(b)	109,790
Class V(c)	242,878
Class Y	47,788
Class Z	7,884,001
Plan administration fees
Class K	13,931
Compensation of board members	202,340
Custodian fees	63,445
Printing and postage fees	595,248
Registration fees	621,673
Audit fees	38,115
Legal fees	296,879
Compensation of chief compliance officer	4,444
Other	238,288
Total expenses	93,563,549
Expense reduction	(14,065)
Total net expenses	93,549,484
Net investment income	96,662,160
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	476,663,247
Investments — affiliated issuers	(26,117)
Foreign currency translations	8,644
Net realized gain	476,645,774
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	930,021,745
Investments — affiliated issuers	19,400
Foreign currency translations	2
Net change in unrealized appreciation (depreciation)	930,041,147
Net realized and unrealized gain	1,406,686,921
Net increase in net assets resulting from operations	$1,503,349,081

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Contrarian Core Fund | Annual Report 2017

Statement of Operations  (continued)
Year Ended August 31, 2017
(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	Prior to January 24, 2017, Class V shares were known as Class T shares.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2017	15

Statement of Changes in Net Assets
	Year Ended August 31, 2017	Year Ended August 31, 2016
Operations
Net investment income	$96,662,160	$62,122,462
Net realized gain	476,645,774	8,905,471
Net change in unrealized appreciation (depreciation)	930,041,147	815,597,430
Net increase in net assets resulting from operations	1,503,349,081	886,625,363
Distributions to shareholders
Net investment income
Class A	(19,193,883)	(61,603,501)
Class B(a)	—	(169,643)
Class C	(1)	(9,230,922)
Class I(b)	(3,453,777)	(11,959,112)
Class K	(40,230)	(3,093)
Class R	(451,640)	(1,343,578)
Class R4	(3,562,542)	(7,021,383)
Class R5	(5,967,141)	(11,778,388)
Class T(c)	(843,456)	(1,414,819)
Class V(d)	(968,097)	(3,614,625)
Class Y	(3,854,161)	(1,957,696)
Class Z	(38,846,630)	(65,021,880)
Net realized gains
Class A	(21,919,791)	(71,377,749)
Class B(a)	(42,890)	(281,084)
Class C	(5,729,742)	(15,383,736)
Class I(b)	(2,474,135)	(11,792,193)
Class K	(39,271)	(3,406)
Class R	(797,594)	(1,730,183)
Class R4	(3,005,305)	(7,412,136)
Class R5	(4,473,015)	(11,842,976)
Class T(c)	(958,481)	(1,639,301)
Class V(d)	(1,115,823)	(4,210,566)
Class Y	(2,760,953)	(1,934,742)
Class Z	(32,770,414)	(68,474,886)
Total distributions to shareholders	(153,268,972)	(371,201,598)
Increase (decrease) in net assets from capital stock activity	(392,465,869)	3,228,540,706
Total increase in net assets	957,614,240	3,743,964,471
Net assets at beginning of year	9,934,648,248	6,190,683,777
Net assets at end of year	$10,892,262,488	$9,934,648,248
Undistributed net investment income	$64,041,928	$45,532,775

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(d)	Prior to January 24, 2017, Class V shares were known as Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Contrarian Core Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2017		August 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(a)
Subscriptions (b)	24,532,402	567,339,209	48,128,391	1,017,079,358
Fund reorganization	—	—	2,911,441	60,325,156
Distributions reinvested	1,703,138	38,796,444	6,161,108	126,980,438
Redemptions	(78,222,523)	(1,845,678,165)	(36,847,943)	(778,168,494)
Net increase (decrease)	(51,986,983)	(1,239,542,512)	20,352,997	426,216,458
Class B(a)
Subscriptions	10,229	211,772	45,719	884,791
Distributions reinvested	2,033	42,206	23,557	443,344
Redemptions (b)	(309,670)	(6,756,778)	(264,258)	(5,049,400)
Net decrease	(297,408)	(6,502,800)	(194,982)	(3,721,265)
Class C
Subscriptions	8,279,732	176,276,614	14,095,386	272,495,550
Fund reorganization	—	—	1,127,343	21,281,992
Distributions reinvested	237,660	4,945,710	1,091,134	20,578,795
Redemptions	(9,109,741)	(195,062,192)	(4,401,923)	(85,094,434)
Net increase (decrease)	(592,349)	(13,839,868)	11,911,940	229,261,903
Class I(c)
Subscriptions	619,606	13,527,383	4,361,594	90,879,128
Fund reorganization	—	—	94	1,955
Distributions reinvested	258,970	5,927,821	1,147,398	23,751,142
Redemptions	(16,890,162)	(398,885,486)	(9,376,151)	(201,335,473)
Net decrease	(16,011,586)	(379,430,282)	(3,867,065)	(86,703,248)
Class K
Subscriptions	18,689	455,856	248,597	5,280,131
Distributions reinvested	3,468	79,454	306	6,336
Redemptions	(13,564)	(307,763)	(17,292)	(383,527)
Net increase	8,593	227,547	231,611	4,902,940
Class R
Subscriptions	2,442,785	57,295,465	2,493,106	52,783,290
Fund reorganization	—	—	348,131	7,216,396
Distributions reinvested	40,077	914,165	102,297	2,112,434
Redemptions	(1,605,994)	(37,805,368)	(963,209)	(20,257,607)
Net increase	876,868	20,404,262	1,980,325	41,854,513
Class R4
Subscriptions	10,776,230	260,548,555	8,232,471	177,759,473
Fund reorganization	—	—	364,058	7,717,423
Distributions reinvested	279,486	6,506,429	682,566	14,368,022
Redemptions	(4,694,624)	(112,458,762)	(3,193,911)	(69,241,659)
Net increase	6,361,092	154,596,222	6,085,184	130,603,259
Class R5
Subscriptions	11,090,361	270,140,698	19,032,190	414,631,025
Fund reorganization	—	—	926,239	19,625,841
Distributions reinvested	448,671	10,436,073	1,117,699	23,505,208
Redemptions	(9,119,270)	(216,839,757)	(9,009,812)	(190,228,689)
Net increase	2,419,762	63,737,014	12,066,316	267,533,385
Class T(d)
Subscriptions	1,447,862	32,641,606	9,044,630	190,637,528
Fund reorganization	—	—	95	1,963
Distributions reinvested	79,099	1,801,867	148,179	3,053,977
Redemptions	(11,365,827)	(257,363,851)	(4,860,868)	(105,635,402)
Net increase (decrease)	(9,838,866)	(222,920,378)	4,332,036	88,058,066
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2017	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2017		August 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Class V(e)
Subscriptions	49,241	1,134,243	110,941	2,272,788
Distributions reinvested	64,778	1,462,036	266,648	5,444,949
Redemptions	(633,299)	(14,654,904)	(524,066)	(11,080,577)
Net decrease	(519,280)	(12,058,625)	(146,477)	(3,362,840)
Class Y(c)
Subscriptions	49,850,577	1,240,699,466	12,749,816	268,717,492
Fund reorganization	—	—	65,725	1,392,855
Distributions reinvested	271,473	6,314,467	132,077	2,777,583
Redemptions	(4,056,941)	(98,611,716)	(950,699)	(20,822,683)
Net increase	46,065,109	1,148,402,217	11,996,919	252,065,247
Class Z
Subscriptions	85,852,060	2,044,682,517	56,743,145	1,206,996,663
Fund reorganization	—	—	59,654,609	1,245,149,414
Distributions reinvested	2,284,114	52,351,890	4,076,451	84,504,832
Redemptions	(83,135,098)	(2,002,573,073)	(30,828,122)	(654,818,621)
Net increase	5,001,076	94,461,334	89,646,083	1,881,832,288
Total net increase (decrease)	(18,513,972)	(392,465,869)	154,394,887	3,228,540,706

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(d)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(e)	Prior to January 24, 2017, Class V shares were known as Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Contrarian Core Fund | Annual Report 2017

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Columbia Contrarian Core Fund | Annual Report 2017	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
8/31/2017	$22.29	0.19	3.25	3.44	(0.15)	(0.17)
8/31/2016	$21.27	0.15	2.05	2.20	(0.55)	(0.63)
8/31/2015	$22.37	0.65 (d)	(0.23)	0.42	(0.10)	(1.42)
8/31/2014	$19.15	0.14	4.32	4.46	(0.11)	(1.13)
8/31/2013	$15.68	0.13	3.48	3.61	(0.12)	(0.02)
Class C
8/31/2017	$20.28	0.01	2.97	2.98	(0.00) (e)	(0.17)
8/31/2016	$19.43	(0.00) (e)	1.86	1.86	(0.38)	(0.63)
8/31/2015	$20.62	0.50 (d)	(0.27)	0.23	—	(1.42)
8/31/2014	$17.77	(0.01)	3.99	3.98	—	(1.13)
8/31/2013	$14.55	(0.00) (e)	3.25	3.25	(0.01)	(0.02)
Class K
8/31/2017	$22.43	0.22	3.28	3.50	(0.18)	(0.17)
8/31/2016	$21.40	0.23	2.01	2.24	(0.58)	(0.63)
8/31/2015	$22.50	0.61 (d)	(0.16)	0.45	(0.13)	(1.42)
8/31/2014	$19.26	0.17	4.33	4.50	(0.13)	(1.13)
8/31/2013	$15.77	0.15	3.51	3.66	(0.15)	(0.02)
Class R
8/31/2017	$22.29	0.14	3.25	3.39	(0.10)	(0.17)
8/31/2016	$21.26	0.10	2.05	2.15	(0.49)	(0.63)
8/31/2015	$22.37	0.65 (d)	(0.29)	0.36	(0.05)	(1.42)
8/31/2014	$19.15	0.09	4.32	4.41	(0.06)	(1.13)
8/31/2013	$15.68	0.08	3.49	3.57	(0.08)	(0.02)
Class R4
8/31/2017	$22.81	0.26	3.33	3.59	(0.21)	(0.17)
8/31/2016	$21.74	0.21	2.09	2.30	(0.60)	(0.63)
8/31/2015	$22.83	0.80 (d)	(0.32)	0.48	(0.15)	(1.42)
8/31/2014	$19.52	0.20	4.40	4.60	(0.16)	(1.13)
8/31/2013 (f)	$15.84	0.16	3.70	3.86	(0.16)	(0.02)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Contrarian Core Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.32)	$25.41	15.61%	1.04%	1.04% (c)	0.82%	52%	$1,941,062
(1.18)	$22.29	10.79%	1.07%	1.07% (c)	0.72%	47%	$2,860,806
(1.52)	$21.27	1.99%	1.09%	1.09% (c)	2.93%	60%	$2,297,176
(1.24)	$22.37	24.15%	1.11%	1.11% (c)	0.69%	65%	$1,659,841
(0.14)	$19.15	23.23%	1.15%	1.14% (c)	0.73%	47%	$913,212

(0.17)	$23.09	14.80%	1.79%	1.79% (c)	0.07%	52%	$748,148
(1.01)	$20.28	9.98%	1.83%	1.83% (c)	(0.02%)	47%	$669,226
(1.42)	$19.43	1.17%	1.85%	1.85% (c)	2.46%	60%	$409,798
(1.13)	$20.62	23.22%	1.86%	1.86% (c)	(0.06%)	65%	$222,834
(0.03)	$17.77	22.36%	1.90%	1.89% (c)	(0.02%)	47%	$115,940

(0.35)	$25.58	15.78%	0.94%	0.94%	0.92%	52%	$6,283
(1.21)	$22.43	10.92%	0.95%	0.95%	1.08%	47%	$5,317
(1.55)	$21.40	2.12%	0.96%	0.96%	2.73%	60%	$115
(1.26)	$22.50	24.27%	0.97%	0.97%	0.81%	65%	$113
(0.17)	$19.26	23.40%	1.00%	1.00%	0.87%	47%	$144

(0.27)	$25.41	15.34%	1.29%	1.29% (c)	0.57%	52%	$132,392
(1.12)	$22.29	10.55%	1.32%	1.32% (c)	0.49%	47%	$96,586
(1.47)	$21.26	1.69%	1.34%	1.34% (c)	2.93%	60%	$50,048
(1.19)	$22.37	23.86%	1.36%	1.36% (c)	0.44%	65%	$30,291
(0.10)	$19.15	22.93%	1.39%	1.39% (c)	0.46%	47%	$13,102

(0.38)	$26.02	15.91%	0.80%	0.80% (c)	1.07%	52%	$596,704
(1.23)	$22.81	11.07%	0.82%	0.82% (c)	0.99%	47%	$377,946
(1.57)	$21.74	2.25%	0.85%	0.85% (c)	3.53%	60%	$227,941
(1.29)	$22.83	24.44%	0.86%	0.86% (c)	0.94%	65%	$105,458
(0.18)	$19.52	24.61%	0.89% (g)	0.89% (c),(g)	1.04% (g)	47%	$46,212
Columbia Contrarian Core Fund | Annual Report 2017	21

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R5
8/31/2017	$22.80	0.28	3.33	3.61	(0.23)	(0.17)
8/31/2016	$21.73	0.24	2.09	2.33	(0.63)	(0.63)
8/31/2015	$22.83	0.78 (d)	(0.28)	0.50	(0.18)	(1.42)
8/31/2014	$19.52	0.23	4.39	4.62	(0.18)	(1.13)
8/31/2013 (h)	$15.84	0.15	3.73	3.88	(0.18)	(0.02)
Class T(i)
8/31/2017	$22.29	0.17	3.27	3.44	(0.15)	(0.17)
8/31/2016	$21.27	0.15	2.05	2.20	(0.55)	(0.63)
8/31/2015	$22.38	0.50 (d)	(0.09)	0.41	(0.10)	(1.42)
8/31/2014	$19.16	0.14	4.32	4.46	(0.11)	(1.13)
8/31/2013	$15.69	0.13	3.48	3.61	(0.12)	(0.02)
Class V(j)
8/31/2017	$22.09	0.19	3.22	3.41	(0.15)	(0.17)
8/31/2016	$21.08	0.15	2.04	2.19	(0.55)	(0.63)
8/31/2015	$22.19	0.55 (d)	(0.15)	0.40	(0.09)	(1.42)
8/31/2014	$19.01	0.13	4.28	4.41	(0.10)	(1.13)
8/31/2013	$15.56	0.12	3.47	3.59	(0.12)	(0.02)
Class Y
8/31/2017	$22.81	0.30	3.33	3.63	(0.24)	(0.17)
8/31/2016	$21.75	0.27	2.06	2.33	(0.64)	(0.63)
8/31/2015	$22.84	1.19 (d)	(0.67)	0.52	(0.19)	(1.42)
8/31/2014	$19.52	0.24	4.40	4.64	(0.19)	(1.13)
8/31/2013 (k)	$15.84	0.24	3.64	3.88	(0.18)	(0.02)
Class Z
8/31/2017	$22.45	0.25	3.29	3.54	(0.21)	(0.17)
8/31/2016	$21.42	0.21	2.05	2.26	(0.60)	(0.63)
8/31/2015	$22.52	0.66 (d)	(0.18)	0.48	(0.16)	(1.42)
8/31/2014	$19.27	0.19	4.35	4.54	(0.16)	(1.13)
8/31/2013	$15.78	0.17	3.50	3.67	(0.16)	(0.02)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year ended	Class A	Class C	Class K	Class R	Class R4	Class R5	Class T	Class V	Class Y	Class Z
08/31/2015	$ 0.54	$ 0.55	$ 0.47	$ 0.60	$ 0.63	$ 0.58	$ 0.40	$ 0.45	$ 0.96	$ 0.50

(e)	Rounds to zero.
(f)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(i)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(j)	Prior to January 24, 2017, Class V shares were known as Class T shares.
(k)	Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Contrarian Core Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.40)	$26.01	16.05%	0.69%	0.69%	1.17%	52%	$779,002
(1.26)	$22.80	11.22%	0.70%	0.70%	1.12%	47%	$627,659
(1.60)	$21.73	2.34%	0.71%	0.71%	3.45%	60%	$336,043
(1.31)	$22.83	24.60%	0.73%	0.73%	1.08%	65%	$209,498
(0.20)	$19.52	24.75%	0.75% (g)	0.75% (g)	1.01% (g)	47%	$68,709

(0.32)	$25.41	15.62%	1.04%	1.04% (c)	0.74%	52%	$1,357
(1.18)	$22.29	10.79%	1.07%	1.07% (c)	0.71%	47%	$220,502
(1.52)	$21.27	1.95%	1.09%	1.09% (c)	2.26%	60%	$118,262
(1.24)	$22.38	24.15%	1.10%	1.10% (c)	0.67%	65%	$124,021
(0.14)	$19.16	23.21%	1.14%	1.14% (c)	0.73%	47%	$254,377

(0.32)	$25.18	15.61%	1.04%	1.04% (c)	0.82%	52%	$154,392
(1.18)	$22.09	10.83%	1.08%	1.08% (c)	0.71%	47%	$146,879
(1.51)	$21.08	1.92%	1.11%	1.11% (c)	2.49%	60%	$143,304
(1.23)	$22.19	24.06%	1.16%	1.16% (c)	0.63%	65%	$151,430
(0.14)	$19.01	23.22%	1.20%	1.19% (c)	0.68%	47%	$131,732

(0.41)	$26.03	16.14%	0.65%	0.65%	1.23%	52%	$1,574,824
(1.27)	$22.81	11.22%	0.65%	0.65%	1.23%	47%	$329,514
(1.61)	$21.75	2.44%	0.66%	0.66%	5.26%	60%	$53,246
(1.32)	$22.84	24.71%	0.68%	0.68%	1.12%	65%	$2,514
(0.20)	$19.52	24.79%	0.72% (g)	0.72% (g)	1.60% (g)	47%	$79

(0.38)	$25.61	15.95%	0.80%	0.80% (c)	1.07%	52%	$4,958,099
(1.23)	$22.45	11.05%	0.82%	0.82% (c)	0.99%	47%	$4,234,639
(1.58)	$21.42	2.24%	0.84%	0.84% (c)	2.97%	60%	$2,119,278
(1.29)	$22.52	24.45%	0.86%	0.86% (c)	0.93%	65%	$1,831,114
(0.18)	$19.27	23.50%	0.90%	0.89% (c)	0.98%	47%	$1,315,874
Columbia Contrarian Core Fund | Annual Report 2017	23

Notes to Financial Statements
August 31, 2017
Note 1. Organization
Columbia Contrarian Core Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
The Fund no longer accepts investments by new or existing investors in Class I shares. Class I shares, when available, were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Effective November 1, 2017, Class R4 shares will be renamed Advisor Class shares.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Effective November 1, 2017, Class R5 shares will be renamed Institutional 2 Class shares.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class V shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class V shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
24	Columbia Contrarian Core Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Class V shares are available only to investors who received (and who have continuously held) Class V shares in connection with previous fund reorganizations. Prior to January 24, 2017, Class V shares were known as Class T shares. Class V shares have no relation to, or connection with, the Fund’s current Class T shares.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Effective November 1, 2017, Class Y shares will be renamed Institutional 3 Class shares.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Effective November 1, 2017, Class Z shares will be renamed Institutional Class shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
Columbia Contrarian Core Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
August 31, 2017
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
26	Columbia Contrarian Core Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2017 was 0.61% of the Fund’s average daily net assets.
Columbia Contrarian Core Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
August 31, 2017
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class K and Class R5 shares and 0.025% for Class I and Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class K and Class R5 shares and Class I and Class Y shares did not pay transfer agency fees.
For the year ended August 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Class B	0.15 (a),(b)
Class C	0.16
Class I	0.00 (b),(c)
Class K	0.06
Class R	0.16
Class R4	0.16
Class R5	0.06
Class T	0.17
Class V	0.16
Class Y	0.01
Class Z	0.16

28	Columbia Contrarian Core Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $14,065.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a service fee or distribution fee for Class B shares.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Columbia Contrarian Core Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
August 31, 2017
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended August 31, 2017, if any, are listed below:
Amount ($)
Class A	3,866,422
Class B	1,158
Class C	89,124
Class V	9,201
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2017 through December 31, 2017	Prior to January 1, 2017
Class A	1.17%	1.19%
Class C	1.92	1.94
Class K	1.115	1.11
Class R	1.42	1.44
Class R4	0.92	0.94
Class R5	0.865	0.86
Class T	1.17	1.19
Class V	1.17	1.19
Class Y	0.815	0.81
Class Z	0.92	0.94
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, trustees’ deferred compensation and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
30	Columbia Contrarian Core Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(971,449)	971,449	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
August 31, 2017			August 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
85,458,988	67,809,984	153,268,972	175,118,640	196,082,958	371,201,598
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
96,412,519	392,781,500	—	2,899,865,900
At August 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
8,004,884,383	2,993,589,622	(93,723,722)	2,899,865,900
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $5,136,056,010 and $5,635,376,526, respectively, for the year ended August 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Contrarian Core Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
August 31, 2017
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended August 31, 2017.
Note 8. Fund reorganization
At the close of business on June 24, 2016, the Fund acquired the assets and assumed the identified liabilities of Columbia Value and Restructuring Fund, a series of Columbia Funds Series Trust I (the Acquired Fund). The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization at a meeting held on June 13, 2016. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $7,568,007,669 and the combined net assets immediately after the reorganization were $8,930,720,664.
The reorganization was accomplished by a tax-free exchange of 35,751,821 shares of the Acquired Fund valued at $1,362,712,995 (including $305,892,225 of unrealized appreciation).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	2,911,441
Class C	1,127,343
Class I	94
Class R	348,131
Class R4	364,058
Class R5	926,239
Class W	95
Class Y	65,725
Class Z	59,654,609
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The financial statements reflect the operations of the Fund for the period prior to the reorganization and the combined fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on September 1, 2015, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended August 31, 2016 would have been approximately $72.9 million, $93.4 million, $770.0 million and $936.3 million, respectively.
32	Columbia Contrarian Core Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Note 9. Significant risks
Shareholder concentration risk
At August 31, 2017, two unaffiliated shareholders of record owned 27.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 23.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Contrarian Core Fund | Annual Report 2017	33

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Contrarian Core Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Contrarian Core Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers and transfer agent provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Minneapolis, MN
October 20, 2017
34	Columbia Contrarian Core Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$450,745,737
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Contrarian Core Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
36	Columbia Contrarian Core Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Columbia Contrarian Core Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
38	Columbia Contrarian Core Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Contrarian Core Fund | Annual Report 2017	39

Board Consideration and Approval of Management
Agreement
On June 14, 2017, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Contrarian Core Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 27, 2017, April 26, 2017 and June 13, 2017 and at Board meetings held on March 28, 2017 and June 14, 2017. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2017, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 14, 2017, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2018 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
40	Columbia Contrarian Core Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2016, the Fund’s performance was in the seventy-second, twenty-sixth and tenth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.
Columbia Contrarian Core Fund | Annual Report 2017	41

Board Consideration and Approval of Management
Agreement  (continued)
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2016, the Fund’s actual management fee and net total expense ratio are both ranked in the third quintile (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, warranted the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2016 to profitability levels realized in 2015. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
42	Columbia Contrarian Core Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Contrarian Core Fund | Annual Report 2017	43

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
44	Columbia Contrarian Core Fund | Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Contrarian Core Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN133_08_G01_(10/17)

Annual Report
August 31, 2017
Columbia Emerging Markets Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Emerging Markets Fund   |  Annual Report 2017

Columbia Emerging Markets Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Emerging Markets Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Dara White, CFA
Lead manager
Managed Fund since 2008
Robert Cameron
Co-manager
Managed Fund since 2008
Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM
Co-manager
Managed Fund since 2008
Young Kim
Co-manager
Managed Fund since 2015
Perry Vickery, CFA
Co-manager
Managed Fund since January 2017
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A*	Excluding sales charges	09/28/07	26.33	6.93	2.36
	Including sales charges		19.06	5.68	1.76
Class C*	Excluding sales charges	09/28/07	25.37	6.14	1.59
	Including sales charges		24.37	6.14	1.59
Class K*		02/28/13	26.49	7.12	2.51
Class R*		09/27/10	26.09	6.67	2.10
Class R4*		03/19/13	26.63	7.21	2.60
Class R5*		11/08/12	26.88	7.37	2.68
Class T*	Excluding sales charges	09/27/10	26.23	6.93	2.33
	Including sales charges		23.02	6.40	2.08
Class Y*		11/08/12	26.84	7.43	2.71
Class Z		01/02/98	26.71	7.22	2.61
MSCI Emerging Markets Index (Net)			24.53	5.30	2.43
MSCI EAFE Index (Net)			17.64	8.48	1.62
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were not subject to sales charges. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Emerging Markets Index (Net) and the MSCI EAFE Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Emerging Markets Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2007 — August 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2017)
Alibaba Group Holding Ltd., ADR (China)	6.6
Tencent Holdings Ltd. (China)	5.1
Samsung Electronics Co., Ltd. (South Korea)	5.0
Naspers Ltd., Class N (South Africa)	4.2
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	3.5
SK Hynix, Inc. (South Korea)	2.5
Industrial & Commercial Bank of China Ltd., Class H (China)	2.3
Ping An Insurance Group Co. of China Ltd., Class H (China)	2.2
Sberbank of Russia PJSC, ADR (Russian Federation)	1.9
X5 Retail Group NV GDR, Registered Shares (Russian Federation)	1.9
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at August 31, 2017)
Consumer Discretionary	12.0
Consumer Staples	6.7
Energy	5.7
Financials	25.1
Health Care	4.6
Industrials	4.5
Information Technology	34.7
Materials	3.5
Real Estate	0.6
Telecommunication Services	1.7
Utilities	0.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Emerging Markets Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Country breakdown (%) (at August 31, 2017)
Argentina	0.8
Brazil	6.5
Canada	1.0
China	26.6
Hong Kong	2.0
India	9.8
Indonesia	5.5
Kenya	0.3
Mexico	2.1
Peru	1.1
Philippines	0.8
Poland	1.2
Russian Federation	7.8
South Africa	6.2
South Korea	13.0
Taiwan	8.2
Thailand	3.6
United Kingdom	0.4
United States	3.1
Total	100.0
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
4	Columbia Emerging Markets Fund | Annual Report 2017

Manager Discussion of Fund Performance
During the 12-months ended August 31, 2017, Class A shares of the Fund returned 26.33%, excluding sales charges. During the same time period, the Fund’s benchmark, the MSCI Emerging Markets Index (Net), returned 24.53% and the MSCI EAFE Index (Net), a measure of more developed foreign markets, returned 17.64%. Stock selection drove the Fund’s outperformance of the benchmark during the period.
Market overview
After beginning the period on a down note due to the unexpected result of the U.S. elections, emerging market equities recovered to close with a strong gain. The asset class was aided by a backdrop of accelerating global growth and a stabilization of commodity prices. Stocks gained an added boost from the recovery in China’s economy, highlighted by strength in the Purchasing Managers’ Index, lower inflation, a stable currency and the improving health of the banking system. Not least, the falling U.S. dollar aided returns for U.S.-based investors.
Rising profits for emerging-market companies provided further fuel for the rally. Corporate earnings were stagnant in the interval from 2012 to 2016, and analysts’ original estimates declined throughout each calendar year as it became apparent that companies would fail to meet expectations. In contrast, earnings estimates rose steadily in 2017, and emerging market corporations were on track for profit growth of 20% for the full year as of August 31. The recovery in company fundamentals, together with improving economic conditions, led to hearty investment inflows and propelled the benchmark to a sizeable gain for the period.
Contributors and detractors
Our stock selection process worked well and helped the Fund exceed the return of its benchmark. Our positioning in China made the largest contribution to performance, led by the internet giants Tencent Holdings and Alibaba Group Holdings. Both companies have capitalized on the expansion of e-commerce in the country and delivered robust growth that has exceeded expectations. The rally in Chinese internet stocks also led to a strong return for the South African media company Naspers, which has a significant ownership stake in Tencent. Our allocation to Chinese financial stocks, including Ping An Insurance Company of China, was a further contributor to relative performance. We added to the portfolio’s weighting in the sector in the early part of the period when prices were depressed due to concerns about unprofitable loans. This issue has since faded as structural reforms in the country have led to an improving outlook regarding non-performing loans, leading to hearty relative performance across the sector.
Outside of China, the Fund was helped by its favorable stock selection in India and Russia, as well as its underweights in Malaysia and Taiwan. In Russia, the Fund benefited from its positions in Sberbank of Russia and X5 Retail Group NV. We originally purchased Sberbank over a year ago when the stock was at depressed levels, and it has since recovered as its return on equity has more than doubled. The food retailer X5 also rallied as it executed well, beat earnings expectations and continued to take market share from weaker players in the industry.
The Fund’s positions in the information technology sector were helpful to performance. Technology stocks rallied in the latter half of the period as worries about protectionist trade policies in the United States proved to be exaggerated during that time. In addition to benefiting from the gains in Tencent, Alibaba and Naspers, the Fund’s results were aided by its investments in SK Hynix, a flash memory producer that has capitalized on industry consolidation, and Universal Display Corp. a U.S.-based developer of organic light-emitting diode technologies that counts Samsung among its primary customers. Health care was a further area of strength for the Fund, thanks in part to a position in Fleury, a Brazilian medical diagnostics company that reported improved earnings and increased profit margins.
On the negative side, we lost some ground through overweight positions in Indonesia and the Philippines, as well as an underweight position in Turkey. Stock selection in Mexico also weighed on results, as a position in the low-cost airline Concesionaria Vuela Compañía de Aviación SAB de CV lagged early in the period due to concerns about rising competition, possible shifts in U.S. policy and weakness in the peso. We have since sold the stock from the portfolio. Other detractors of note included the Brazilian energy stock Petroleo Brasileiro SA (“Petrobras”) and Dish TV India.
Columbia Emerging Markets Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
Portfolio positioning
There was still a great deal of uncertainty on the geopolitical front as the period drew to a close, especially as it related to developments in North Korea and the direction of government policy in the United States. The interest-rate outlook represented a further source of worry for investors, as both the United States and Europe appeared on track for tighter policies. However, we would note that the economic fundamentals in the emerging markets have improved considerably since the last interest-rate scare in 2013. Emerging market companies have strengthened their balance sheets significantly in this time, as gauged by debt-to-equity ratios. We believe that there is less of a threat from rising rates today compared to the past, but news on this front nonetheless retains its capacity to disrupt short-term performance.
The ongoing uncertainty has translated to valuations that in our view do not reflect the improvements in economic growth and corporate profits. Even after its recent rally, the benchmark finished August with a price-to-earnings ratio of approximately 13 (based on 2017 estimates) and a price-to-book value of 1.6, both of which were on the low end of the historical range for non-crisis periods. We believe the disparity between stronger fundamentals and attractive valuations provides a positive backdrop for our active, bottom-up approach to investing in the emerging markets.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Certain issuer events, including initial public offerings, business consolidation or restructuring, may present heightened risks to securities from the high degree of uncertainty associated with such events. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Emerging Markets Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2017 — August 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,250.70	1,017.09	9.13	8.19	1.61
Class C	1,000.00	1,000.00	1,247.10	1,013.31	13.37	11.98	2.36
Class K	1,000.00	1,000.00	1,252.50	1,017.74	8.40	7.53	1.48
Class R	1,000.00	1,000.00	1,250.80	1,015.83	10.55	9.45	1.86
Class R4	1,000.00	1,000.00	1,252.70	1,018.35	7.72	6.92	1.36
Class R5	1,000.00	1,000.00	1,253.90	1,019.00	6.99	6.26	1.23
Class T (formerly Class W)	1,000.00	1,000.00	1,251.00	1,017.09	9.13	8.19	1.61
Class Y	1,000.00	1,000.00	1,253.60	1,019.21	6.76	6.06	1.19
Class Z	1,000.00	1,000.00	1,253.40	1,018.35	7.72	6.92	1.36
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Emerging Markets Fund | Annual Report 2017	7

Portfolio of Investments
August 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 97.4%
Issuer	Shares	Value ($)
Argentina 0.8%
Banco Macro SA, ADR	54,718	5,680,276
MercadoLibre, Inc.	18,899	4,884,824
Total		10,565,100
Brazil 6.5%
AES Tiete Energia SA	726,378	3,232,859
B3 SA - Brasil Bolsa Balcao	1,057,500	7,417,634
BB Seguridade Participacoes SA	611,500	5,361,564
Embraer SA, ADR	207,576	4,711,975
Fleury SA	1,388,800	14,021,019
Hypermarcas SA	630,100	5,884,950
Itaú Unibanco Holding SA, ADR	1,923,570	24,563,989
Localiza Rent a Car	234,700	4,409,409
Petroleo Brasileiro SA, ADR(a)	1,665,403	14,955,319
Raia Drogasil SA	146,900	3,224,208
Total		87,782,926
Canada 1.0%
First Quantum Minerals Ltd.	582,981	7,026,117
Parex Resources(a)	670,433	6,909,688
Total		13,935,805
China 26.6%
AAC Technologies Holdings, Inc.	472,500	8,646,955
Alibaba Group Holding Ltd., ADR(a)	514,762	88,405,226
Baidu, Inc., ADR(a)	83,539	19,051,069
China Animal Healthcare Ltd.(a),(b),(c)	6,354,000	1
China Biologic Products Holdings, Inc.(a)	109,241	10,650,998
China Merchants Bank Co., Ltd., Class H	4,967,500	18,779,878
China Petroleum & Chemical Corp., Class H	9,550,000	7,310,770
CSPC Pharmaceutical Group Ltd.	3,626,000	5,666,278
Ctrip.com International Ltd., ADR(a)	278,050	14,305,672
Industrial & Commercial Bank of China Ltd., Class H	40,498,000	30,433,144
JD.com, Inc., ADR(a)	99,036	4,150,599
Kingdee International Software Group Co., Ltd.(a)	11,672,000	4,977,912
NetEase, Inc., ADR	45,716	12,610,301
New Oriental Education & Technology Group, Inc., ADR	58,516	4,783,683
Nexteer Automotive Group Ltd.	5,020,000	8,336,049
Ping An Insurance Group Co. of China Ltd., Class H	3,699,500	29,465,901
Common Stocks (continued)
Issuer	Shares	Value ($)
Tencent Holdings Ltd.	1,615,900	67,996,547
Wuliangye Yibin Co., Ltd.	2,441,798	20,551,075
Wuxi Biologics Cayman, Inc.(a)	1,137,000	5,608,178
Total		361,730,236
Hong Kong 2.0%
AIA Group Ltd.	1,690,800	13,022,207
Galaxy Entertainment Group Ltd.	520,000	3,276,478
Techtronic Industries Co., Ltd.	2,087,000	10,813,481
Total		27,112,166
India 9.8%
Adani Ports & Special Economic Zone	1,012,920	6,232,429
Bajaj Finance Ltd.	200,062	5,587,145
Bharat Petroleum Corp., Ltd.	2,036,508	16,869,624
Bharti Infratel Ltd.	1,041,278	6,117,970
Ceat Ltd.	374,193	10,003,379
Dish TV India Ltd.(a)	5,470,886	6,820,724
Eicher Motors Ltd.	32,807	16,160,003
HDFC Bank Ltd., ADR	102,121	9,949,649
Indraprastha Gas Ltd.	427,483	8,538,741
IndusInd Bank Ltd.	204,395	5,303,633
Natco Pharma Ltd.	388,871	4,375,514
Petronet LNG Ltd.	2,350,156	8,359,867
Tejas Networks Ltd.(a)	1,940,376	10,575,108
UPL Ltd.	1,031,963	13,393,233
Zee Entertainment Enterprises Ltd.	564,620	4,597,907
Total		132,884,926
Indonesia 5.5%
PT Ace Hardware Indonesia Tbk	82,598,300	6,748,025
PT Astra International Tbk	14,108,800	8,340,308
PT Bank Central Asia Tbk	9,657,000	13,718,124
PT Bank Rakyat Indonesia Persero Tbk	18,467,800	20,995,105
PT Nippon Indosari Corpindo Tbk	60,910,900	5,569,727
PT Pakuwon Jati Tbk	165,424,500	8,328,613
PT Sumber Alfaria Trijaya Tbk	77,727,500	3,961,528
PT Telekomunikasi Indonesia Persero Tbk	19,666,600	6,937,552
Total		74,598,982
Kenya 0.3%
Safaricom Ltd.	16,918,200	4,194,595

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Emerging Markets Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Mexico 2.1%
Controladora Vuela Cia de Aviacion SAB de CV, ADR(a)	640,163	8,072,455
Gentera SAB de CV	6,325,800	9,743,839
Grupo Financiero Banorte SAB de CV, Class O	1,644,800	11,223,379
Total		29,039,673
Peru 1.1%
Credicorp Ltd.	74,258	15,062,493
Philippines 0.8%
GT Capital Holdings, Inc.	101,860	2,225,513
Robinsons Retail Holdings, Inc.	1,452,570	2,576,133
Security Bank Corp.	1,196,600	5,850,904
Total		10,652,550
Poland 1.2%
Dino Polska SA(a)	450,769	7,452,795
KRUK SA	97,765	9,344,035
Total		16,796,830
Russian Federation 7.9%
Aeroflot PJSC	2,429,900	8,034,735
Detsky Mir PJSC	3,393,890	5,845,179
Lukoil PJSC, ADR	206,526	10,385,160
Magnit PJSC	29,475	5,487,975
Mail.ru Group Ltd., GDR(a),(d)	220,792	6,555,315
Mobile Telesystems PJSC, ADR	542,209	5,416,668
Sberbank of Russia PJSC, ADR	1,891,211	25,815,030
X5 Retail Group NV GDR, Registered Shares(a)	618,827	25,248,142
Yandex NV, Class A(a)	458,812	13,768,948
Total		106,557,152
South Africa 6.2%
Aspen Pharmacare Holdings Ltd.	145,967	3,252,987
AVI Ltd.	1,333,662	10,127,988
Clicks Group Ltd.	449,964	5,146,893
FirstRand Ltd.	2,263,320	9,661,356
Naspers Ltd., Class N	248,274	56,128,866
Total		84,318,090
Common Stocks (continued)
Issuer	Shares	Value ($)
South Korea 12.2%
KB Financial Group, Inc.	291,210	14,327,123
LIG Nex1 Co., Ltd.	51,272	3,792,200
Lotte Chemical Corp.	18,274	6,494,296
NAVER Corp.	12,384	8,306,449
Osstem Implant Co., Ltd.(a)	105,213	6,686,162
POSCO	46,056	13,998,319
Samsung Electronics Co., Ltd.	32,528	66,959,258
SK Hynix, Inc.	554,920	33,877,550
SK Innovation Co., Ltd.	66,124	11,093,301
Total		165,534,658
Taiwan 8.2%
Cathay Financial Holding Co., Ltd.	3,144,000	5,147,157
Elite Material Co., Ltd.	2,530,000	12,788,411
eMemory Technology, Inc.	438,000	6,061,322
Hon Hai Precision Industry Co., Ltd.	1,698,000	6,630,779
Largan Precision Co., Ltd.	46,000	8,922,060
MediaTek, Inc.	792,000	7,122,172
Silergy Corp.	168,000	3,755,769
Taiwan Paiho., Ltd.	2,101,000	8,828,060
Taiwan Semiconductor Manufacturing Co., Ltd.	6,443,048	46,373,837
Voltronic Power Technology Corp.	297,153	5,363,134
Total		110,992,701
Thailand 3.6%
Kasikornbank PCL, Foreign Registered Shares	1,298,000	8,262,363
Krungthai Card PCL, Foreign Registered Shares	1,215,100	4,359,495
Mega Lifesciences PCL, Foreign Registered Shares	5,504,500	5,189,220
Muangthai Leasing PCL, Foreign Registered Shares	8,697,000	8,914,949
PTG Energy PCL, Foreign Registered Shares	11,090,819	7,023,692
Siam Commercial Bank PCL (The), Foreign Registered Shares	2,146,400	9,745,388
Srisawad Corp., PCL, Foreign Registered Shares	3,502,850	5,410,409
Total		48,905,516
United Kingdom 0.4%
Randgold Resources Ltd.	50,550	5,170,469

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
August 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
United States 1.2%
Atento SA(a)	331,721	3,947,480
Luxoft Holding, Inc.(a)	93,435	4,732,483
Universal Display Corp.	64,276	8,169,479
Total		16,849,442
Total Common Stocks (Cost $855,961,919)		1,322,684,310

Preferred Stocks 0.8%
Issuer	Coupon Rate	Shares	Value ($)
South Korea 0.8%
Samsung Electronics Co., Ltd.	—	6,800	11,384,368
Total Preferred Stocks (Cost $6,967,013)			11,384,368
Money Market Funds 1.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.146%(e),(f)	25,505,768	25,505,768
Total Money Market Funds (Cost $25,505,636)		25,505,768
Total Investments (Cost $888,434,568)		1,359,574,446
Other Assets & Liabilities, Net		(1,181,764)
Net Assets		$1,358,392,682

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2017, the value of these securities amounted to $1, which represents less than 0.01% of net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At August 31, 2017, the value of these securities amounted to $6,555,315, which represents 0.48% of net assets.
(e)	The rate shown is the seven-day current annualized yield at August 31, 2017.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Net change in unrealized appreciation (depreciation) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.146%	20,788,666	449,388,133	(444,671,031)	25,505,768	298	132	91,031	25,505,768
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Emerging Markets Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Fair value measurements  (continued)
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Argentina	10,565,100	—	—	—	10,565,100
Brazil	87,782,926	—	—	—	87,782,926
Canada	13,935,805	—	—	—	13,935,805
China	153,957,548	207,772,687	1	—	361,730,236
Hong Kong	—	27,112,166	—	—	27,112,166
India	9,949,649	122,935,277	—	—	132,884,926
Indonesia	—	74,598,982	—	—	74,598,982
Kenya	—	4,194,595	—	—	4,194,595
Mexico	29,039,673	—	—	—	29,039,673
Peru	15,062,493	—	—	—	15,062,493
Philippines	—	10,652,550	—	—	10,652,550
Poland	—	16,796,830	—	—	16,796,830
Russian Federation	29,570,776	76,986,376	—	—	106,557,152
South Africa	—	84,318,090	—	—	84,318,090
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
August 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
South Korea	—	165,534,658	—	—	165,534,658
Taiwan	—	110,992,701	—	—	110,992,701
Thailand	—	48,905,516	—	—	48,905,516
United Kingdom	—	5,170,469	—	—	5,170,469
United States	16,849,442	—	—	—	16,849,442
Total Common Stocks	366,713,412	955,970,897	1	—	1,322,684,310
Preferred Stocks
South Korea	—	11,384,368	—	—	11,384,368
Total Preferred Stocks	—	11,384,368	—	—	11,384,368
Money Market Funds	—	—	—	25,505,768	25,505,768
Total Investments	366,713,412	967,355,265	1	25,505,768	1,359,574,446
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, discount rates observed in the market for similar assets as well as the movement in certain foreign or domestic market indices. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Emerging Markets Fund | Annual Report 2017

Statement of Assets and Liabilities
August 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$862,928,932
Investments in affiliated issuers, at cost	25,505,636
Investments in unaffiliated issuers, at value	1,334,068,678
Investments in affiliated issuers, at value	25,505,768
Receivable for:
Investments sold	1,682,246
Capital shares sold	1,011,300
Dividends	880,213
Foreign tax reclaims	233
Prepaid expenses	8,867
Trustees’ deferred compensation plan	60,252
Total assets	1,363,217,557
Liabilities
Due to custodian	1
Payable for:
Capital shares purchased	1,595,525
Foreign capital gains taxes deferred	2,658,984
Management services fees	37,752
Distribution and/or service fees	2,697
Transfer agent fees	186,844
Plan administration fees	21
Compensation of board members	4,020
Compensation of chief compliance officer	90
Other expenses	278,689
Trustees’ deferred compensation plan	60,252
Total liabilities	4,824,875
Net assets applicable to outstanding capital stock	$1,358,392,682
Represented by
Paid in capital	962,773,657
Undistributed net investment income	2,699,247
Accumulated net realized loss	(75,563,462)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	471,139,746
Investments - affiliated issuers	132
Foreign currency translations	2,346
Foreign capital gains tax	(2,658,984)
Total - representing net assets applicable to outstanding capital stock	$1,358,392,682
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2017	13

Statement of Assets and Liabilities  (continued)
August 31, 2017
Class A
Net assets	$270,816,062
Shares outstanding	21,456,863
Net asset value per share	$12.62
Maximum offering price per share(a)	$13.39
Class C
Net assets	$24,615,920
Shares outstanding	2,057,781
Net asset value per share	$11.96
Class K
Net assets	$94,917
Shares outstanding	7,475
Net asset value per share	$12.70
Class R
Net assets	$12,174,931
Shares outstanding	976,516
Net asset value per share	$12.47
Class R4
Net assets	$21,298,029
Shares outstanding	1,658,404
Net asset value per share	$12.84
Class R5
Net assets	$123,363,995
Shares outstanding	9,606,853
Net asset value per share	$12.84
Class T(b)
Net assets	$237,133
Shares outstanding	18,800
Net asset value per share	$12.61
Maximum offering price per share(c)	$12.93
Class Y
Net assets	$726,291,118
Shares outstanding	56,314,381
Net asset value per share	$12.90
Class Z
Net assets	$179,500,577
Shares outstanding	14,072,589
Net asset value per share	$12.76

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Emerging Markets Fund | Annual Report 2017

Statement of Operations
Year Ended August 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$24,899,001
Dividends — affiliated issuers	91,031
Interest	501
Foreign taxes withheld	(2,577,102)
Total income	22,413,431
Expenses:
Management services fees	13,852,430
Distribution and/or service fees
Class A	615,340
Class B(a)	9,260
Class C	193,689
Class R	50,187
Class T(b)	90,096
Transfer agent fees
Class A	568,246
Class B(a)	2,203
Class C	44,470
Class I(c)	5,871
Class K	46
Class R	23,093
Class R4	8,718
Class R5	64,876
Class T(b)	86,645
Class Y	14,026
Class Z	1,361,366
Plan administration fees
Class K	200
Compensation of board members	40,741
Custodian fees	536,575
Printing and postage fees	139,397
Registration fees	168,517
Audit fees	66,002
Legal fees	37,087
Line of credit interest expense	1,893
Compensation of chief compliance officer	568
Other	250,159
Total expenses	18,231,701
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(277,910)
Fees waived by transfer agent
Class I(c)	(5,862)
Class K	(6)
Class R5	(8,782)
Class Y	(14,026)
Expense reduction	(1,702)
Total net expenses	17,923,413
Net investment income	4,490,018
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2017	15

Statement of Operations  (continued)
Year Ended August 31, 2017
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$70,874,273
Investments — affiliated issuers	298
Foreign currency translations	(201,382)
Net realized gain	70,673,189
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	223,544,967
Investments — affiliated issuers	132
Foreign currency translations	11,075
Foreign capital gains tax	(412,302)
Net change in unrealized appreciation (depreciation)	223,143,872
Net realized and unrealized gain	293,817,061
Net increase in net assets resulting from operations	$298,307,079

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Emerging Markets Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended August 31, 2017	Year Ended August 31, 2016
Operations
Net investment income	$4,490,018	$909,435
Net realized gain (loss)	70,673,189	(71,964,621)
Net change in unrealized appreciation (depreciation)	223,143,872	230,903,013
Net increase in net assets resulting from operations	298,307,079	159,847,827
Decrease in net assets from capital stock activity	(260,416,367)	(23,495,888)
Total increase in net assets	37,890,712	136,351,939
Net assets at beginning of year	1,320,501,970	1,184,150,031
Net assets at end of year	$1,358,392,682	$1,320,501,970
Undistributed (excess of distributions over) net investment income	$2,699,247	$(683,147)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2017	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2017		August 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(a)
Subscriptions (b)	6,289,768	66,175,683	3,327,630	29,799,138
Redemptions	(9,269,294)	(96,912,694)	(6,077,207)	(54,460,832)
Net decrease	(2,979,526)	(30,737,011)	(2,749,577)	(24,661,694)
Class B(a)
Subscriptions	7,435	71,954	5,032	44,437
Redemptions (b)	(155,284)	(1,635,407)	(165,213)	(1,395,472)
Net decrease	(147,849)	(1,563,453)	(160,181)	(1,351,035)
Class C
Subscriptions	669,621	7,026,834	347,938	3,012,329
Redemptions	(647,396)	(6,447,932)	(733,050)	(6,243,801)
Net increase (decrease)	22,225	578,902	(385,112)	(3,231,472)
Class I(c)
Subscriptions	3,869,395	36,628,202	8,846,505	81,000,588
Redemptions	(24,274,504)	(259,099,630)	(3,042,209)	(27,612,401)
Net increase (decrease)	(20,405,109)	(222,471,428)	5,804,296	53,388,187
Class K
Redemptions	(384)	(3,772)	(2,985)	(25,916)
Net decrease	(384)	(3,772)	(2,985)	(25,916)
Class R
Subscriptions	455,142	4,770,503	481,326	4,262,363
Redemptions	(457,479)	(4,715,585)	(304,670)	(2,682,379)
Net increase (decrease)	(2,337)	54,918	176,656	1,579,984
Class R4
Subscriptions	1,521,419	18,672,721	86,478	794,913
Redemptions	(80,480)	(899,818)	(74,407)	(686,169)
Net increase	1,440,939	17,772,903	12,071	108,744
Class R5
Subscriptions	2,419,008	25,924,957	11,363,469	101,539,595
Redemptions	(3,978,331)	(43,538,318)	(2,177,212)	(19,945,951)
Net increase (decrease)	(1,559,323)	(17,613,361)	9,186,257	81,593,644
Class T(d)
Subscriptions	4,686,354	46,837,502	5,749,024	53,044,085
Redemptions	(10,152,614)	(101,560,216)	(270,509)	(2,678,741)
Net increase (decrease)	(5,466,260)	(54,722,714)	5,478,515	50,365,344
Class Y(c)
Subscriptions	58,448,526	687,607,797	2,219,755	19,740,788
Redemptions	(4,308,072)	(49,918,845)	(646,966)	(5,849,048)
Net increase	54,140,454	637,688,952	1,572,789	13,891,740
Class Z
Subscriptions	14,602,588	151,153,173	19,741,973	177,835,783
Redemptions	(64,764,300)	(740,553,476)	(41,608,748)	(372,989,197)
Net decrease	(50,161,712)	(589,400,303)	(21,866,775)	(195,153,414)
Total net decrease	(25,118,882)	(260,416,367)	(2,934,046)	(23,495,888)

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(d)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Emerging Markets Fund | Annual Report 2017

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Columbia Emerging Markets Fund | Annual Report 2017	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class A(c)
8/31/2017	$9.99	0.01	2.62	2.63	—
8/31/2016	$8.79	(0.01)	1.21	1.20	—
8/31/2015	$10.94	(0.01)	(2.14)	(2.15)	(0.00) (f)
8/31/2014	$9.13	(0.01)	1.84	1.83	(0.02)
8/31/2013	$9.08	0.14	(0.05)	0.09	(0.04)
Class C
8/31/2017	$9.54	(0.06)	2.48	2.42	—
8/31/2016	$8.45	(0.08)	1.17	1.09	—
8/31/2015	$10.60	(0.08)	(2.07)	(2.15)	—
8/31/2014	$8.90	(0.08)	1.78	1.70	—
8/31/2013	$8.89	0.05	(0.03)	0.02	(0.01)
Class K
8/31/2017	$10.04	0.03	2.63	2.66	—
8/31/2016	$8.82	(0.01)	1.23	1.22	—
8/31/2015	$10.98	(0.01)	(2.13)	(2.14)	(0.02)
8/31/2014	$9.17	(0.00) (f)	1.85	1.85	(0.04)
8/31/2013 (g)	$10.44	0.11	(1.38)	(1.27)	—
Class R
8/31/2017	$9.89	(0.01)	2.59	2.58	—
8/31/2016	$8.72	(0.03)	1.20	1.17	—
8/31/2015	$10.89	(0.03)	(2.14)	(2.17)	—
8/31/2014	$9.09	(0.03)	1.83	1.80	—
8/31/2013	$9.06	0.11	(0.05)	0.06	(0.03)
Class R4
8/31/2017	$10.14	0.07	2.63	2.70	—
8/31/2016	$8.90	0.01	1.23	1.24	—
8/31/2015	$11.08	0.09	(2.24)	(2.15)	(0.03)
8/31/2014	$9.24	0.04	1.84	1.88	(0.04)
8/31/2013 (i)	$10.42	0.06	(1.24)	(1.18)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Emerging Markets Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

—	$12.62	26.33%	1.65% (d)	1.62% (d),(e)	0.14%	51%	$270,816
—	$9.99	13.65%	1.67% (d)	1.67% (d),(e)	(0.16%)	81%	$244,190
(0.00) (f)	$8.79	(19.65%)	1.62% (d)	1.62% (d),(e)	(0.07%)	76%	$238,932
(0.02)	$10.94	20.01%	1.67% (d)	1.67% (d),(e)	(0.07%)	80%	$314,231
(0.04)	$9.13	0.98%	1.76%	1.75% (e)	1.42%	81%	$300,601

—	$11.96	25.37%	2.40% (d)	2.37% (d),(e)	(0.57%)	51%	$24,616
—	$9.54	12.90%	2.42% (d)	2.42% (d),(e)	(0.92%)	81%	$19,419
—	$8.45	(20.28%)	2.37% (d)	2.37% (d),(e)	(0.83%)	76%	$20,462
—	$10.60	19.10%	2.42% (d)	2.42% (d),(e)	(0.81%)	80%	$27,126
(0.01)	$8.90	0.26%	2.53%	2.50% (e)	0.49%	81%	$23,756

—	$12.70	26.49%	1.47% (d)	1.47% (d)	0.31%	51%	$95
—	$10.04	13.83%	1.52% (d)	1.52% (d)	(0.07%)	81%	$79
(0.02)	$8.82	(19.50%)	1.44% (d)	1.44% (d)	(0.06%)	76%	$96
(0.04)	$10.98	20.21%	1.47% (d)	1.47% (d)	(0.04%)	80%	$206
—	$9.17	(12.16%)	1.51% (h)	1.51% (h)	2.21% (h)	81%	$506

—	$12.47	26.09%	1.90% (d)	1.87% (d),(e)	(0.08%)	51%	$12,175
—	$9.89	13.42%	1.92% (d)	1.92% (d),(e)	(0.37%)	81%	$9,683
—	$8.72	(19.93%)	1.87% (d)	1.87% (d),(e)	(0.30%)	76%	$6,997
—	$10.89	19.80%	1.91% (d)	1.91% (d),(e)	(0.26%)	80%	$8,237
(0.03)	$9.09	0.67%	2.02%	2.00% (e)	1.09%	81%	$5,863

—	$12.84	26.63%	1.41% (d)	1.37% (d),(e)	0.68%	51%	$21,298
—	$10.14	13.93%	1.42% (d)	1.42% (d),(e)	0.13%	81%	$2,205
(0.03)	$8.90	(19.45%)	1.39% (d)	1.39% (d),(e)	0.91%	76%	$1,827
(0.04)	$11.08	20.36%	1.41% (d)	1.41% (d),(e)	0.35%	80%	$301
—	$9.24	(11.32%)	1.54% (h)	1.53% (e),(h)	1.31% (h)	81%	$37
Columbia Emerging Markets Fund | Annual Report 2017	21

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class R5
8/31/2017	$10.12	0.06	2.66	2.72	—
8/31/2016	$8.87	0.05	1.20	1.25	—
8/31/2015	$11.05	0.11	(2.24)	(2.13)	(0.05)
8/31/2014	$9.22	0.05	1.84	1.89	(0.06)
8/31/2013 (j)	$9.72	0.13	(0.57)	(0.44)	(0.06)
Class T(k)
8/31/2017	$9.99	(0.05)	2.67	2.62	—
8/31/2016	$8.78	(0.02)	1.23	1.21	—
8/31/2015	$10.94	(0.02)	(2.14)	(2.16)	(0.00) (f)
8/31/2014	$9.13	(0.07)	1.89	1.82	(0.01)
8/31/2013	$9.07	0.02	0.08 (l)	0.10	(0.04)
Class Y(m)
8/31/2017	$10.17	0.10	2.63	2.73	—
8/31/2016	$8.90	0.05	1.22	1.27	—
8/31/2015	$11.09	0.05	(2.19)	(2.14)	(0.05)
8/31/2014	$9.24	0.06	1.85	1.91	(0.06)
8/31/2013 (n)	$9.74	0.09	(0.53)	(0.44)	(0.06)
Class Z
8/31/2017	$10.07	0.04	2.65	2.69	—
8/31/2016	$8.84	0.01	1.22	1.23	—
8/31/2015	$11.00	0.02	(2.15)	(2.13)	(0.03)
8/31/2014	$9.18	0.03	1.83	1.86	(0.04)
8/31/2013	$9.11	0.09	0.03 (l)	0.12	(0.05)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Rounds to zero.
(g)	Class K shares commenced operations on February 28, 2013. Per share data and total return reflect activity from that date.
(h)	Annualized.
(i)	Class R4 shares commenced operations on March 19, 2013. Per share data and total return reflect activity from that date.
(j)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(k)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(l)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(m)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(n)	Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Emerging Markets Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

—	$12.84	26.88%	1.22% (d)	1.22% (d)	0.57%	51%	$123,364
—	$10.12	14.09%	1.26% (d)	1.26% (d)	0.54%	81%	$113,041
(0.05)	$8.87	(19.35%)	1.21% (d)	1.21% (d)	1.08%	76%	$17,559
(0.06)	$11.05	20.58%	1.22% (d)	1.22% (d)	0.46%	80%	$3,087
(0.06)	$9.22	(4.60%)	1.32% (h)	1.29% (h)	1.65% (h)	81%	$1,381

—	$12.61	26.23%	1.65% (d)	1.63% (d),(e)	(0.50%)	51%	$237
—	$9.99	13.78%	1.67% (d)	1.67% (d),(e)	(0.24%)	81%	$54,785
(0.00) (f)	$8.78	(19.74%)	1.62% (d)	1.62% (d),(e)	(0.15%)	76%	$57
(0.01)	$10.94	19.98%	1.67% (d)	1.67% (d),(e)	(0.68%)	80%	$133
(0.04)	$9.13	1.09%	1.91%	1.77% (e)	0.25%	81%	$31,426

—	$12.90	26.84%	1.19% (d)	1.19% (d)	0.86%	51%	$726,291
—	$10.17	14.27%	1.20% (d)	1.20% (d)	0.58%	81%	$22,104
(0.05)	$8.90	(19.34%)	1.15% (d)	1.15% (d)	0.46%	76%	$5,351
(0.06)	$11.09	20.73%	1.19% (d)	1.19% (d)	0.56%	80%	$4,148
(0.06)	$9.24	(4.57%)	1.31% (h)	1.31% (h)	1.16% (h)	81%	$465

—	$12.76	26.71%	1.40% (d)	1.37% (d),(e)	0.39%	51%	$179,501
—	$10.07	13.91%	1.42% (d)	1.42% (d),(e)	0.07%	81%	$647,011
(0.03)	$8.84	(19.41%)	1.37% (d)	1.37% (d),(e)	0.18%	76%	$760,839
(0.04)	$11.00	20.28%	1.41% (d)	1.41% (d),(e)	0.25%	80%	$1,060,340
(0.05)	$9.18	1.29%	1.60%	1.52% (e)	0.94%	81%	$646,228
Columbia Emerging Markets Fund | Annual Report 2017	23

Notes to Financial Statements
August 31, 2017
Note 1. Organization
Columbia Emerging Markets Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
The Fund no longer accepts investments by new or existing investors in Class I shares. Class I shares, when available, were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Effective November 1, 2017, Class R4 shares will be renamed Advisor Class shares.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Effective November 1, 2017, Class R5 shares will be renamed Institutional 2 Class shares.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Effective November 1, 2017, Class Y shares will be renamed Institutional 3 Class shares.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Effective November 1, 2017, Class Z shares will be renamed Institutional Class shares.
24	Columbia Emerging Markets Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange
Columbia Emerging Markets Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
August 31, 2017
rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
26	Columbia Emerging Markets Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.70% as the Fund’s net assets increase. Prior to July 1, 2017, the management services fee was an annual fee that was equal to a percentage of the Fund’s daily net assets that declined from 1.18% to 0.72% as the Fund’s net assets increased. The effective management services fee rate for the year ended August 31, 2017 was 1.08% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Columbia Emerging Markets Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
August 31, 2017
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class K and Class R5 shares and 0.025% for Class I and Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class K and Class R5 shares and Class I and Class Y shares did not pay transfer agency fees. In addition, effective January 1, 2017 through December 31, 2017, Class I and Class Y shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% and Class K and Class R5 shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.
For the year ended August 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.23
Class B	0.22 (a),(b)
Class C	0.23
Class I	0.00 (b),(c)
Class K	0.05
Class R	0.23
Class R4	0.22
Class R5	0.05
Class T	0.24
Class Y	0.00
Class Z	0.23

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At August 31, 2017, the Fund’s total potential future obligation over the life of the Guaranty is $22,308. The liability remaining at August 31, 2017 for non-recurring charges associated with the lease amounted to $11,499 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
28	Columbia Emerging Markets Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $1,702.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a service fee or distribution fee for Class B shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended August 31, 2017, if any, are listed below:
Amount ($)
Class A	223,406
Class C	528
Columbia Emerging Markets Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
August 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2017 through December 31, 2017	Prior to January 1, 2017
Class A	1.61%	1.75%
Class C	2.36	2.50
Class K	1.515	1.62
Class R	1.86	2.00
Class R4	1.36	1.50
Class R5	1.265	1.37
Class T	1.61	1.75
Class Y	1.215	1.32
Class Z	1.36	1.50
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective January 1, 2017 through December 31, 2017, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.00% for Class Y and 0.05% for Class K and R5 of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions and foreign capital gains tax. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(1,107,624)	1,107,624	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
30	Columbia Emerging Markets Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
For the years ended August 31, 2017 and August 31, 2016, there were no distributions.
At August 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
5,262,111	—	(74,781,273)	467,858,395
At August 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
891,716,051	480,534,591	(12,676,196)	467,858,395
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended August 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	74,781,273	—	74,781,273	71,372,217	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $649,234,649 and $913,781,131, respectively, for the year ended August 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other
Columbia Emerging Markets Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
August 31, 2017
funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
For the year ended August 31, 2017, the average daily loan balance outstanding on days when borrowing existed was $4,814,286 at a weighted average interest rate of 2.13%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations.
Note 8. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Shareholder concentration risk
At August 31, 2017, one unaffiliated shareholder of record owned 34.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 37.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such
32	Columbia Emerging Markets Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Emerging Markets Fund | Annual Report 2017	33

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Emerging Markets Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Emerging Markets Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers, agent banks, and transfer agent provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Minneapolis, MN
October 20, 2017
34	Columbia Emerging Markets Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Foreign taxes paid	Foreign taxes paid per share	Foreign source income	Foreign source income per share
$3,483,344	$0.03	$24,881,840	$0.23
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
Columbia Emerging Markets Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
36	Columbia Emerging Markets Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Columbia Emerging Markets Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
38	Columbia Emerging Markets Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Emerging Markets Fund | Annual Report 2017	39

Board Consideration and Approval of Management
Agreement
On June 14, 2017, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Emerging Markets Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 27, 2017, April 26, 2017 and June 13, 2017 and at Board meetings held on March 28, 2017 and June 14, 2017. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2017, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 14, 2017, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2018 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
40	Columbia Emerging Markets Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2016, the Fund’s performance was in the seventy-first, fifty-third and forty-third percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.
Columbia Emerging Markets Fund | Annual Report 2017	41

Board Consideration and Approval of Management
Agreement  (continued)
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2016, the Fund’s actual management fee and net total expense ratio are ranked in the fifth and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, warranted the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2016 to profitability levels realized in 2015. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
42	Columbia Emerging Markets Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Emerging Markets Fund | Annual Report 2017	43

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
44	Columbia Emerging Markets Fund | Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Emerging Markets Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN142_08_G01_(10/17)

Annual Report
August 31, 2017
Columbia Greater China Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Greater China Fund   |  Annual Report 2017

Columbia Greater China Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Greater China Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Jasmine (Weili) Huang CFA, CPA (U.S. and China). CFM
Manager
Managed Fund since 2005
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/16/97	29.74	13.12	4.07
	Including sales charges		22.28	11.78	3.45
Class C	Excluding sales charges	05/16/97	28.74	12.27	3.29
	Including sales charges		27.74	12.27	3.29
Class R4*		03/19/13	30.05	13.36	4.18
Class R5*		11/08/12	30.21	13.54	4.26
Class T*	Excluding sales charges	06/18/12	29.69	13.13	4.08
	Including sales charges		26.45	12.56	3.81
Class Y*		03/01/17	29.99	13.16	4.09
Class Z		05/16/97	30.07	13.40	4.33
MSCI China Index (Net)			35.00	12.14	3.60
Hang Seng Index			20.65	7.31	1.51
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. Prior to March 27, Class T shares were known as Class W shares and were not subject to sales charges. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The MSCI China Index (Net) is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group.
The Hang Seng Index tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI China Index (Net) which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Greater China Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2007 — August 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Greater China Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2017)
Tencent Holdings Ltd.	19.7
Alibaba Group Holding Ltd., ADR	12.6
China Construction Bank Corp., Class H	5.6
Ping An Insurance Group Co. of China Ltd., Class H	5.4
Bank of China Ltd., Class H	3.4
Industrial & Commercial Bank of China Ltd., Class H	3.3
NetEase, Inc., ADR	3.3
CNOOC Ltd.	3.2
JD.com, Inc., ADR	3.2
CSPC Pharmaceutical Group Ltd.	2.9
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at August 31, 2017)
Consumer Discretionary	15.6
Consumer Staples	4.1
Energy	4.6
Financials	22.8
Health Care	7.6
Industrials	3.1
Information Technology	39.4
Materials	0.4
Real Estate	0.9
Telecommunication Services	0.9
Utilities	0.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Greater China Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Country breakdown (%) (at August 31, 2017)
China	92.1
Hong Kong	4.6
Taiwan	0.6
United States(a)	2.7
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
4	Columbia Greater China Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2017, the Fund’s Class A shares returned 29.74% excluding sales charges. During the same time period, the Fund trailed the performance of its benchmark, the MSCI China Index (Net), which returned 35.00% and exceeded that of the Hang Seng Index, which returned 20.65%. Underweight exposure to the telecommunication services and industrials sectors added to the Fund’s performance relative to the benchmark, as did an overweight to consumer discretionary. An overweight to health care and an underweight to real estate constrained returns.
Chinese equity market benefited from improved macroeconomic backdrop
The 12 months ended August 31, 2017 saw Chinese equities supported by an improving macroeconomic backdrop. The broad-based recovery in China over the period was fostered in large part by policy measures. These included the maintenance of a relaxed monetary stance on the part of the People’s Bank of China, stepped-up government spending on infrastructure projects, and an easing of property market controls in urban markets. Reflecting the improved demand environment, in September of 2016 the Chinese producer price index (PPI) inched into positive territory for the first time in over four years, and the PPI moved sharply higher in succeeding months.
More broadly, the Chinese government continued to move to cut excess capacity and improve productivity by directing the consolidation of state-owned enterprises (SOEs) within overbuilt sectors. In addition, government-mandated operating periods have been utilized to help reduce supply and support commodity prices. Finally, corporations have done their part by reducing capital expenditures. The result for SOEs has been strengthened cash flow and a recovery in profits. Moreover, with SOEs accounting for roughly 60% of outstanding Chinese non-performing bank loans, the improved profitability has led to an easing of systemic concerns and a firming in bank stock prices.
In addition to benefiting from supportive policies and improving fundamentals, Chinese stocks have benefited from a softening in the U.S. dollar which drove increased fund flows into emerging markets. Sentiment with respect to the China market has been boosted by increasing adoption of the Stock Connect program which enables on-shore Chinese investors to trade stocks listed in Hong Kong, and the announcement that the Chinese domestic market will be incorporated into the MSCI indices widely utilized by investors.
Cyclical sectors led performance
Performance in the Chinese market was led during the period by cyclical sectors including information technology, real estate and consumer discretionary. Conversely, the more defensive telecommunication services and consumer staples sectors lagged the broader market, along with the energy sector which was hampered by a softening in crude oil prices.
The Fund’s sector allocations in aggregate detracted modestly from returns versus the benchmark. Underweights to telecommunication services and industrials added to relative performance, as did an overweight to consumer discretionary. On the downside, an overweight to health care and an underweight to real estate constrained returns. Stock selection in aggregate also detracted slightly from performance relative to the benchmark. Stock selection was positive within financials, healthcare, and consumer staples, and lagged within information technology and industrials.
With respect to individual stocks, positive contributors to relative performance included New Oriental Education and Technology Group, the leading provider in China of K-12 tutoring services. The company has benefited from the secular trend in China towards investment in education, experiencing strong growth and margin improvement. A position in Tencent, one of the world’s largest internet companies, was another significant contributor, as the company continued to beat earnings expectations. Tencent encompasses the world’s largest gaming company, and its other services include e-commerce, social media, online advertising, cloud computing and mobile payments. Shares of CSPC Pharmaceutical Group Limited also outperformed in the period. Sales of CSPC’s drug offerings have seen strong growth despite a challenging regulatory climate, and we believe the company has a promising pipeline of drugs in the approval process. Finally, the Fund’s underweight exposure to China Mobile aided performance relative to the benchmark. Growth in telecommunication services has slowed as penetration of smartphones has increased. In addition, the sector is subject to domestic regulatory pressure, with respect to both pricing and the government’s desire to step up investment in a next generation network in order to support the broader Chinese economy.
Columbia Greater China Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
On the downside, shares of Zhuzhou CRRC Times Electric, a manufacturer of components for high-speed trains and subways, declined on concern over delays in the government tendering process for high speed trains. The delay in seeking bids was caused by a change in the head regulator responsible for overseeing the process, as well as by pending changes to railway technical standards. The tendering process has re-started, and we believe Zhuzhou continues to have an opportunity to gain market share through industry consolidation. Another leading detractor was CNOOC Limited, China’s largest producer of offshore crude oil and natural gas. CNOOC saw its shares decline as the price of oil faltered in the period. The Fund’s positioning with respect to shares of online marketplace 58.com also constrained performance. We sold the stock as it declined on an earnings miss which raised concerns around the company’s ability to effectively integrate a recent acquisition, only to see the shares rebound. Finally, China Biologic Products, a blood plasma-based pharmaceutical company, saw its results and share price decline. Pricing pressure in the company’s primary plasma segment increased in the period due to the entry of international competitors and a one-time spike in supply caused by medical reform measures that led small distributors to dump their inventory. We expect the company’s results to recover within a few quarters, but trimmed the position given the reduced visibility on earnings.
Fund positioning focused on secular growth ideas
China continues to engineer a transition to a more balanced economy, moving away from investment in areas with excess capacity and towards service industries. At the same time, the government is seeking to maintain annual growth in the 6.5% to 7% range. While we believe that the Chinese economy may ultimately see overall growth stabilize at somewhat more modest levels, we continue to invest in China on the basis of long-term, secular growth ideas, while looking to hold well-run companies executing against these opportunities. Many of the most attractive opportunities in our view are driven by the ongoing process of Chinese consumers upgrading their lifestyles. Areas of the Chinese economy that we view as having considerable room for further penetration include health care, travel & leisure, information technology and the internet. Based on rising corporate profitability and our reduced concerns around non-performing loans and systemic risk, we moved from a significant underweight to a closer to neutral stance with respect to financials over the Fund’s recently concluded fiscal period. The Fund remains underweight the energy and materials sectors.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Concentration in the Greater China region, where issuers tend to be less developed than U.S. issuers, presents increased risk of loss than a fund that does not concentrate its investments. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. As a non-diversified fund, fewer investments could have a greater affect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Greater China Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2017 — August 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,289.70	1,017.04	9.35	8.24	1.62
Class C	1,000.00	1,000.00	1,284.70	1,013.31	13.59	11.98	2.36
Class R4	1,000.00	1,000.00	1,291.50	1,018.35	7.86	6.92	1.36
Class R5	1,000.00	1,000.00	1,292.10	1,018.80	7.34	6.46	1.27
Class T (formerly Class W)	1,000.00	1,000.00	1,289.50	1,016.94	9.46	8.34	1.64
Class Y	1,000.00	1,000.00	1,279.20	1,019.06	6.93	6.21	1.22
Class Z	1,000.00	1,000.00	1,291.50	1,018.35	7.86	6.92	1.36
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Greater China Fund | Annual Report 2017	7

Portfolio of Investments
August 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 98.8%
Issuer	Shares	Value ($)
Consumer Discretionary 15.5%
Auto Components 2.1%
Minth Group Ltd.	284,000	1,309,709
Nexteer Automotive Group Ltd.	819,000	1,360,005
Total		2,669,714
Automobiles 1.0%
Brilliance China Automotive Holdings Ltd.	484,000	1,254,753
Diversified Consumer Services 2.4%
New Oriental Education & Technology Group, Inc., ADR	36,890	3,015,757
Hotels, Restaurants & Leisure 1.5%
Yum China Holdings, Inc.(a)	51,370	1,816,443
Internet & Direct Marketing Retail 5.0%
Ctrip.com International Ltd., ADR(a)	44,579	2,293,590
JD.com, Inc., ADR(a)	93,208	3,906,347
Total		6,199,937
Textiles, Apparel & Luxury Goods 3.5%
Samsonite International SA	403,200	1,657,937
Shenzhou International Group Holdings Ltd.	336,000	2,700,509
Total		4,358,446
Total Consumer Discretionary		19,315,050
Consumer Staples 4.1%
Beverages 3.3%
China Resources Beer Holdings Co., Ltd.	344,000	863,908
Kweichow Moutai Co., Ltd., Class A	5,200	387,394
Wuliangye Yibin Co., Ltd.	341,607	2,875,091
Total		4,126,393
Food Products 0.8%
WH Group Ltd.	922,000	966,390
Total Consumer Staples		5,092,783
Energy 4.5%
Oil, Gas & Consumable Fuels 4.5%
China Petroleum & Chemical Corp., Class H	2,308,000	1,766,833
CNOOC Ltd.	3,241,500	3,912,624
Total		5,679,457
Total Energy		5,679,457
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 22.5%
Banks 13.4%
Bank of China Ltd., Class H	8,050,000	4,254,268
China Construction Bank Corp., Class H	7,803,340	6,865,426
China Merchants Bank Co., Ltd., Class H	377,500	1,427,157
Industrial & Commercial Bank of China Ltd., Class H	5,505,000	4,136,858
Total		16,683,709
Insurance 9.1%
AIA Group Ltd.	384,000	2,957,492
China Life Insurance Co., Ltd., Class H	553,000	1,780,519
Ping An Insurance Group Co. of China Ltd., Class H	836,500	6,662,583
Total		11,400,594
Total Financials		28,084,303
Health Care 7.5%
Biotechnology 0.8%
China Biologic Products Holdings, Inc.(a)	9,776	953,160
Life Sciences Tools & Services 0.7%
Wuxi Biologics Cayman, Inc.(a)	179,500	885,372
Pharmaceuticals 6.0%
China Animal Healthcare Ltd.(a),(b),(c)	1,050,000	0
China Medical System Holdings Ltd.	1,497,000	2,763,519
CSPC Pharmaceutical Group Ltd.	2,286,000	3,572,287
Sino Biopharmaceutical Ltd.	1,394,000	1,225,750
Total		7,561,556
Total Health Care		9,400,088
Industrials 3.0%
Electrical Equipment 3.0%
Voltronic Power Technology Corp.	45,150	814,885
Zhuzhou CRRC Times Electric Co., Ltd., Class H	567,500	2,977,493
Total		3,792,378
Total Industrials		3,792,378
Information Technology 38.9%
Electronic Equipment, Instruments & Components 0.9%
AAC Technologies Holdings, Inc.	60,500	1,107,176

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Greater China Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet Software & Services 37.7%
Alibaba Group Holding Ltd., ADR(a)	90,530	15,547,622
Baidu, Inc., ADR(a)	13,992	3,190,876
NetEase, Inc., ADR	14,867	4,100,913
Tencent Holdings Ltd.	577,100	24,284,180
Total		47,123,591
Software 0.3%
Kingdee International Software Group Co., Ltd.(a)	980,000	417,954
Total Information Technology		48,648,721
Materials 0.4%
Construction Materials 0.4%
China Resources Cement Holdings Ltd.	794,000	437,361
Total Materials		437,361
Real Estate 0.9%
Real Estate Management & Development 0.9%
China Resources Land Ltd.	360,000	1,128,611
Total Real Estate		1,128,611
Telecommunication Services 0.9%
Wireless Telecommunication Services 0.9%
China Mobile Ltd.	108,500	1,151,487
Total Telecommunication Services		1,151,487
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 0.6%
Gas Utilities 0.6%
ENN Energy Holdings Ltd.	116,000	748,632
Total Utilities		748,632
Total Common Stocks (Cost $62,899,192)		123,478,871

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.146%(d),(e)	1,531,860	1,531,860
Total Money Market Funds (Cost $1,531,845)		1,531,860
Total Investments (Cost: $64,431,037)		125,010,731
Other Assets & Liabilities, Net		46,457
Net Assets		125,057,188

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2017, the value of these securities amounted to $0, which represents less than 0.01% of net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	The rate shown is the seven-day current annualized yield at August 31, 2017.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Net change in unrealized appreciation (depreciation) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.146%	1,608,809	36,143,579	(36,220,528)	1,531,860	(116)	15	14,832	1,531,860
Abbreviation Legend
ADR	American Depositary Receipt
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
August 31, 2017
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	11,032,137	8,282,913	—	—	19,315,050
Consumer Staples	—	5,092,783	—	—	5,092,783
Energy	—	5,679,457	—	—	5,679,457
Financials	—	28,084,303	—	—	28,084,303
Health Care	953,160	8,446,928	0*	—	9,400,088
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Greater China Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Industrials	—	3,792,378	—	—	3,792,378
Information Technology	22,839,411	25,809,310	—	—	48,648,721
Materials	—	437,361	—	—	437,361
Real Estate	—	1,128,611	—	—	1,128,611
Telecommunication Services	—	1,151,487	—	—	1,151,487
Utilities	—	748,632	—	—	748,632
Total Common Stocks	34,824,708	88,654,163	0*	—	123,478,871
Money Market Funds	—	—	—	1,531,860	1,531,860
Total Investments	34,824,708	88,654,163	0*	1,531,860	125,010,731

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, discount rates observed in the market for similar assets as well as the movement in certain foreign or domestic market indices. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2017	11

Statement of Assets and Liabilities
August 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$62,899,192
Investments in affiliated issuers, at cost	1,531,845
Investments in unaffiliated issuers, at value	123,478,871
Investments in affiliated issuers, at value	1,531,860
Receivable for:
Capital shares sold	76,426
Dividends	92,771
Prepaid expenses	796
Trustees’ deferred compensation plan	46,975
Other assets	9,104
Total assets	125,236,803
Liabilities
Payable for:
Capital shares purchased	62,996
Management services fees	3,253
Distribution and/or service fees	718
Transfer agent fees	18,158
Compensation of board members	440
Compensation of chief compliance officer	8
Audit fees	33,659
Other expenses	13,408
Trustees’ deferred compensation plan	46,975
Total liabilities	179,615
Net assets applicable to outstanding capital stock	$125,057,188
Represented by
Paid in capital	66,317,797
Undistributed net investment income	171,799
Accumulated net realized loss	(2,012,099)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	60,579,679
Investments - affiliated issuers	15
Foreign currency translations	(3)
Total - representing net assets applicable to outstanding capital stock	$125,057,188
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Greater China Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
August 31, 2017
Class A
Net assets	$68,323,494
Shares outstanding	1,496,114
Net asset value per share	$45.67
Maximum offering price per share(a)	$48.46
Class C
Net assets	$9,129,535
Shares outstanding	216,121
Net asset value per share	$42.24
Class R4
Net assets	$3,220,257
Shares outstanding	63,920
Net asset value per share	$50.38
Class R5
Net assets	$899,782
Shares outstanding	17,812
Net asset value per share	$50.52
Class T(b)
Net assets	$2,619
Shares outstanding	57
Net asset value per share(c)	$45.65
Maximum offering price per share(d)	$46.82
Class Y
Net assets	$5,112,454
Shares outstanding	103,808
Net asset value per share	$49.25
Class Z
Net assets	$38,369,047
Shares outstanding	775,278
Net asset value per share	$49.49

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(d)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2017	13

Statement of Operations
Year Ended August 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$2,000,911
Dividends — affiliated issuers	14,832
Foreign taxes withheld	(132,883)
Total income	1,882,860
Expenses:
Management services fees	1,044,824
Distribution and/or service fees
Class A	143,698
Class B(a)	1,860
Class C	95,013
Class T(b)	5
Transfer agent fees
Class A	99,563
Class B(a)	334
Class C	16,541
Class R4	6,198
Class R5	564
Class T(b)	5
Class Y(c)	28
Class Z	66,242
Compensation of board members	19,985
Custodian fees	19,632
Printing and postage fees	31,572
Registration fees	111,014
Audit fees	40,188
Legal fees	3,138
Compensation of chief compliance officer	47
Other	(32,860)
Total expenses	1,667,591
Expense reduction	(531)
Total net expenses	1,667,060
Net investment income	215,800
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	5,429,257
Investments — affiliated issuers	(116)
Foreign currency translations	(5,881)
Net realized gain	5,423,260
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	23,069,596
Investments — affiliated issuers	15
Foreign currency translations	(169)
Net change in unrealized appreciation (depreciation)	23,069,442
Net realized and unrealized gain	28,492,702
Net increase in net assets resulting from operations	$28,708,502

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Greater China Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended August 31, 2017 (a)	Year Ended August 31, 2016
Operations
Net investment income (loss)	$215,800	$(6,368)
Net realized gain (loss)	5,423,260	(6,774,151)
Net change in unrealized appreciation (depreciation)	23,069,442	17,962,703
Net increase in net assets resulting from operations	28,708,502	11,182,184
Distributions to shareholders
Net investment income
Class A	—	(129,280)
Class I(b)	—	(13)
Class R4	—	(12,734)
Class R5	—	(2,445)
Class T(c)	—	(3)
Class Z	—	(179,057)
Net realized gains
Class A	—	(4,109,275)
Class B(d)	—	(33,820)
Class C	—	(619,852)
Class I(b)	—	(92)
Class R4	—	(129,155)
Class R5	—	(18,676)
Class T(c)	—	(97)
Class Z	—	(1,912,576)
Total distributions to shareholders	—	(7,147,075)
Decrease in net assets from capital stock activity	(18,016,589)	(18,042,120)
Total increase (decrease) in net assets	10,691,913	(14,007,011)
Net assets at beginning of year	114,365,275	128,372,286
Net assets at end of year	$125,057,188	$114,365,275
Undistributed (excess of distributions over) net investment income	$171,799	$(38,122)

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(d)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2017	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2017 (a)		August 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(b)
Subscriptions (c)	203,068	7,926,928	1,162,940	40,055,708
Distributions reinvested	—	—	113,880	3,924,304
Redemptions	(365,483)	(13,326,272)	(1,516,992)	(48,801,828)
Net decrease	(162,415)	(5,399,344)	(240,172)	(4,821,816)
Class B(b)
Subscriptions	—	—	118	3,723
Distributions reinvested	—	—	951	29,925
Redemptions (c)	(10,038)	(338,805)	(24,495)	(755,480)
Net decrease	(10,038)	(338,805)	(23,426)	(721,832)
Class C
Subscriptions	6,032	216,566	20,453	658,210
Distributions reinvested	—	—	14,385	464,493
Redemptions	(123,717)	(4,311,208)	(87,101)	(2,680,999)
Net decrease	(117,685)	(4,094,642)	(52,263)	(1,558,296)
Class I(d)
Redemptions	(54)	(2,196)	—	—
Net decrease	(54)	(2,196)	—	—
Class R4
Subscriptions	18,167	756,460	38,371	1,396,288
Distributions reinvested	—	—	3,738	141,536
Redemptions	(45,415)	(2,025,325)	(18,634)	(666,692)
Net increase (decrease)	(27,248)	(1,268,865)	23,475	871,132
Class R5
Subscriptions	11,303	467,972	15,229	527,355
Distributions reinvested	—	—	555	21,018
Redemptions	(16,140)	(676,446)	(5,110)	(180,424)
Net increase (decrease)	(4,837)	(208,474)	10,674	367,949
Class Y(d)
Subscriptions	105,498	4,999,018	—	—
Redemptions	(1,690)	(82,974)	—	—
Net increase	103,808	4,916,044	—	—
Class Z
Subscriptions	274,905	11,344,693	329,125	11,375,179
Distributions reinvested	—	—	22,368	831,859
Redemptions	(558,474)	(22,965,000)	(658,591)	(24,386,295)
Net decrease	(283,569)	(11,620,307)	(307,098)	(12,179,257)
Total net decrease	(502,038)	(18,016,589)	(588,810)	(18,042,120)

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Includes conversions of Class B shares to Class A shares, if any.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Greater China Fund | Annual Report 2017

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Columbia Greater China Fund | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
8/31/2017	$35.20	0.06	10.41	—	10.47	—	—
8/31/2016	$33.33	(0.04)	3.66	—	3.62	(0.05)	(1.70)
8/31/2015	$45.93	0.02	(3.87)	0.15	(3.70)	(0.30)	(8.60)
8/31/2014	$48.80	0.33	8.97	—	9.30	(0.81)	(11.36)
8/31/2013	$42.08	0.44	6.81	—	7.25	(0.53)	—
Class C
8/31/2017	$32.81	(0.24)	9.67	—	9.43	—	—
8/31/2016	$31.35	(0.22)	3.38	—	3.16	—	(1.70)
8/31/2015	$43.71	(0.28)	(3.62)	0.14	(3.76)	—	(8.60)
8/31/2014	$46.94	(0.02)	8.60	—	8.58	(0.45)	(11.36)
8/31/2013	$40.51	0.07	6.55	—	6.62	(0.19)	—
Class R4
8/31/2017	$38.74	0.18	11.46	—	11.64	—	—
8/31/2016	$36.53	0.11	3.96	—	4.07	(0.16)	(1.70)
8/31/2015	$49.47	1.09	(5.18)	0.16	(3.93)	(0.41)	(8.60)
8/31/2014	$51.71	(0.01)	10.04	—	10.03	(0.91)	(11.36)
8/31/2013 (g)	$49.17	0.88	1.66	—	2.54	—	—
Class R5
8/31/2017	$38.80	0.22	11.50	—	11.72	—	—
8/31/2016	$36.58	0.24	3.90	—	4.14	(0.22)	(1.70)
8/31/2015	$49.52	0.52	(4.54)	0.16	(3.86)	(0.48)	(8.60)
8/31/2014	$51.76	0.73	9.38	—	10.11	(0.99)	(11.36)
8/31/2013 (i)	$48.84	0.63	2.97	—	3.60	(0.68)	—
Class T(j)
8/31/2017	$35.20	0.07	10.38	—	10.45	—	—
8/31/2016	$33.33	0.01	3.61	—	3.62	(0.05)	(1.70)
8/31/2015	$45.95	0.01	(3.86)	0.15	(3.70)	(0.32)	(8.60)
8/31/2014	$48.82	0.36	8.96	—	9.32	(0.83)	(11.36)
8/31/2013	$42.10	0.51	6.77	—	7.28	(0.56)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Greater China Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

—	$45.67	29.74%	1.55% (c)	1.55% (c),(d)	0.17%	35%	$68,323
(1.75)	$35.20	10.97%	1.60% (e)	1.60% (d),(e)	(0.11%)	39%	$58,385
(8.90)	$33.33	(9.49%) (f)	1.56% (e)	1.56% (d),(e)	0.04%	74%	$63,284
(12.17)	$45.93	21.22%	1.57% (e)	1.57% (d),(e)	0.73%	61%	$97,302
(0.53)	$48.80	17.24%	1.54%	1.54% (d)	0.94%	39%	$78,119

—	$42.24	28.74%	2.29% (c)	2.29% (c),(d)	(0.70%)	35%	$9,130
(1.70)	$32.81	10.15%	2.36% (e)	2.36% (d),(e)	(0.71%)	39%	$10,952
(8.60)	$31.35	(10.16%) (f)	2.32% (e)	2.32% (d),(e)	(0.71%)	74%	$12,103
(11.81)	$43.71	20.32%	2.32% (e)	2.32% (d),(e)	(0.05%)	61%	$15,851
(0.19)	$46.94	16.33%	2.29%	2.29% (d)	0.15%	39%	$17,056

—	$50.38	30.05%	1.30% (c)	1.30% (c),(d)	0.43%	35%	$3,220
(1.86)	$38.74	11.27%	1.36% (e)	1.36% (d),(e)	0.30%	39%	$3,532
(9.01)	$36.53	(9.26%) (f)	1.29% (e)	1.29% (d),(e)	2.47%	74%	$2,473
(12.27)	$49.47	21.50%	1.33% (e)	1.33% (d),(e)	(0.03%)	61%	$8
—	$51.71	5.17%	1.32% (h)	1.32% (d),(h)	4.00% (h)	39%	$12

—	$50.52	30.21%	1.18% (c)	1.18% (c)	0.54%	35%	$900
(1.92)	$38.80	11.44%	1.21% (e)	1.21% (e)	0.66%	39%	$879
(9.08)	$36.58	(9.11%) (f)	1.16% (e)	1.16% (e)	1.17%	74%	$438
(12.35)	$49.52	21.67%	1.19% (e)	1.19% (e)	1.58%	61%	$117
(0.68)	$51.76	7.40%	1.16% (h)	1.16% (h)	1.53% (h)	39%	$3

—	$45.65	29.69%	1.56% (c)	1.56% (c),(d)	0.18%	35%	$3
(1.75)	$35.20	10.97%	1.60% (e)	1.60% (d),(e)	0.06%	39%	$2
(8.92)	$33.33	(9.48%) (f)	1.56% (e)	1.56% (d),(e)	0.01%	74%	$2
(12.19)	$45.95	21.27%	1.52% (e)	1.52% (d),(e)	0.78%	61%	$3
(0.56)	$48.82	17.30%	1.49%	1.49% (d)	1.07%	39%	$3
Columbia Greater China Fund | Annual Report 2017	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Y
8/31/2017 (k)	$38.50	0.22	10.53	—	10.75	—	—
Class Z
8/31/2017	$38.05	0.17	11.27	—	11.44	—	—
8/31/2016	$35.91	0.12	3.87	—	3.99	(0.15)	(1.70)
8/31/2015	$48.78	0.38	(4.39)	0.16	(3.85)	(0.42)	(8.60)
8/31/2014	$51.16	0.46	9.45	—	9.91	(0.93)	(11.36)
8/31/2013	$44.08	0.59	7.13	—	7.72	(0.64)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

	Class A	Class C	Class R4	Class R5	Class T	Class Z
08/31/2017	0.06%	0.06%	0.05%	0.06%	0.05%	0.06%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.33%.
(g)	Class R4 shares commenced operations on March 19, 2013. Per share data and total return reflect activity from that date.
(h)	Annualized.
(i)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(j)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(k)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Greater China Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

—	$49.25	27.92%	1.22% (h)	1.22% (h)	1.45% (h)	35%	$5,112

—	$49.49	30.07%	1.29% (c)	1.29% (c),(d)	0.43%	35%	$38,369
(1.85)	$38.05	11.24%	1.35% (e)	1.35% (d),(e)	0.34%	39%	$40,293
(9.02)	$35.91	(9.24%) (f)	1.31% (e)	1.31% (d),(e)	0.86%	74%	$49,047
(12.29)	$48.78	21.49%	1.32% (e)	1.32% (d),(e)	0.96%	61%	$29,730
(0.64)	$51.16	17.54%	1.29%	1.29% (d)	1.18%	39%	$28,948
Columbia Greater China Fund | Annual Report 2017	21

Notes to Financial Statements
August 31, 2017
Note 1. Organization
Columbia Greater China Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
The Fund no longer accepts investments by new or existing investors in Class I shares. Class I shares, when available, were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Effective November 1, 2017, Class R4 shares will be renamed Advisor Class shares.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Effective November 1, 2017, Class R5 shares will be renamed Institutional 2 Class shares.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017. Effective November 1, 2017, Class Y shares will be renamed Institutional 3 Class shares.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Effective November 1, 2017, Class Z shares will be renamed Institutional Class shares.
22	Columbia Greater China Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to other expenses on the Statement of Operations. All fee waivers and expense reimbursements by Columbia Management Investment Advisers, LLC and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Greater China Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
August 31, 2017
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
24	Columbia Greater China Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.95% to 0.72% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2017 was 0.95% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Columbia Greater China Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
August 31, 2017
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class R5 shares and 0.025% for Class I and Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class R5 shares and Class I shares did not pay transfer agency fees.
For the year ended August 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.17
Class B	0.17 (a),(b)
Class C	0.17
Class R4	0.17
Class R5	0.07
Class T	0.19
Class Y	0.02 (c)
Class Z	0.17

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
(c)	Annualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $531.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
26	Columbia Greater China Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class B, Class C and Class T shares of the Fund, respectively. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a service fee or distribution fee for Class B shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended August 31, 2017, if any, are listed below:
Amount ($)
Class A	28,552
Class C	874
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2017 through June 30, 2018	Prior to July 1, 2017
Class A	1.86%	1.78%
Class C	2.61	2.53
Class R4	1.61	1.53
Class R5	1.525	1.42
Class T	1.86	1.78
Class Y	1.475*	—
Class Z	1.61	1.53
*Expense cap rate is contractual from March 1, 2017 (the commencement of operations of Class Y shares) through June 30, 2018.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Greater China Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
August 31, 2017
At August 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, capital loss carryforwards, trustees’ deferred compensation and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(5,879)	5,879	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
August 31, 2017			August 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	—	—	339,510	6,807,565	7,147,075
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
218,775	—	(1,802,252)	60,369,847
At August 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
64,640,884	61,172,024	(802,177)	60,369,847
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended August 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	1,802,252	—	1,802,252	1,051,696	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
28	Columbia Greater China Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $38,191,638 and $54,798,390, respectively, for the year ended August 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended August 31, 2017.
Note 8. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Columbia Greater China Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
August 31, 2017
Geographic concentration risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At August 31, 2017, two unaffiliated shareholders of record owned 29.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
30	Columbia Greater China Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Greater China Fund | Annual Report 2017	31

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Greater China Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Greater China Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and transfer agent provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Minneapolis, MN
October 20, 2017
32	Columbia Greater China Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Foreign taxes paid	Foreign taxes paid per share	Foreign source income	Foreign source income per share
$132,882	$0.05	$2,000,911	$0.75
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
Columbia Greater China Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
34	Columbia Greater China Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Columbia Greater China Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
36	Columbia Greater China Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Greater China Fund | Annual Report 2017	37

Board Consideration and Approval of Management
Agreement
On June 14, 2017, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Greater China Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 27, 2017, April 26, 2017 and June 13, 2017 and at Board meetings held on March 28, 2017 and June 14, 2017. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2017, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 14, 2017, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2018 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
38	Columbia Greater China Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2016, the Fund’s performance was in the ninety-fourth, fortieth and fifty-fourth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.
Columbia Greater China Fund | Annual Report 2017	39

Board Consideration and Approval of Management
Agreement  (continued)
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2016, the Fund’s actual management fee and net total expense ratio are ranked in the third and first quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, warranted the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2016 to profitability levels realized in 2015. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
40	Columbia Greater China Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Greater China Fund | Annual Report 2017	41

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
42	Columbia Greater China Fund | Annual Report 2017

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Columbia Greater China Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN158_08_G01_(10/17)

Annual Report
August 31, 2017
Columbia Mid Cap Growth Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Mid Cap Growth Fund   |  Annual Report 2017

Columbia Mid Cap Growth Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Mid Cap Growth Fund (the Fund) seeks significant capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Midcap Index.
Portfolio management
George Myers, CFA
Lead manager
Managed Fund since 2006
Brian Neigut
Co-manager
Managed Fund since 2007
William Chamberlain, CFA
Co-manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	13.97	11.32	7.25
	Including sales charges		7.42	10.01	6.62
Class C	Excluding sales charges	10/13/03	13.12	10.48	6.45
	Including sales charges		12.12	10.48	6.45
Class K*		02/28/13	14.12	11.46	7.40
Class R		01/23/06	13.71	11.04	6.99
Class R4*		11/08/12	14.24	11.57	7.51
Class R5*		03/07/11	14.40	11.72	7.61
Class T*	Excluding sales charges	09/27/10	14.01	11.32	7.26
	Including sales charges		11.18	10.75	6.99
Class V	Excluding sales charges	11/01/02	13.97	11.29	7.21
	Including sales charges		7.40	9.98	6.58
Class Y*		07/15/09	14.45	11.80	7.65
Class Z		11/20/85	14.29	11.60	7.52
Russell Midcap Growth Index			14.52	13.99	8.32
Russell Midcap Index			12.44	14.11	8.14
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were not subject to sales charges. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.
The Russell Midcap Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization or the Russell 1000 Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Mid Cap Growth Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2007 — August 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2017)
Lam Research Corp.	1.7
Total System Services, Inc.	1.6
Henry Schein, Inc.	1.6
FleetCor Technologies, Inc.	1.5
Martin Marietta Materials, Inc.	1.5
Microchip Technology, Inc.	1.4
Concho Resources, Inc.	1.4
Electronic Arts, Inc.	1.4
Delphi Automotive PLC	1.4
Ross Stores, Inc.	1.4
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at August 31, 2017)
Common Stocks	96.6
Money Market Funds	3.4
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2017)
Consumer Discretionary	17.1
Consumer Staples	2.4
Energy	2.8
Financials	5.9
Health Care	16.0
Industrials	16.4
Information Technology	28.6
Materials	7.5
Real Estate	3.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Mid Cap Growth Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2017, the Fund’s Class A shares returned 13.97% excluding sales charges. During the same time period, the Fund modestly underperformed its benchmark, the Russell Midcap Growth Index, which returned 14.52%, and outperformed the broader-based Russell Midcap Index, which returned 12.44%. Stock selection in energy, financials and health care detracted from relative results, while stock selection in consumer discretionary and industrials and an underweight in the consumer discretionary sector were top contributors to relative returns.
U.S. equity markets delivered solid gains
Global events, political uncertainty and mixed economic data were enough to keep investors off balance early in the 12-month period, as financial markets moved sharply in reaction to each significant change on the world stage. However, the end of a contentious U.S. presidential contest in November 2016 eliminated a key element of uncertainty, and the U.S. equity markets moved solidly higher through the end of the period. Global growth picked up early in 2017. Positive U.S. economic data, steady job growth, rising corporate earnings and accelerated manufacturing activity further bolstered investor confidence.
The Federal Reserve (the Fed) raised the target range of its benchmark short-term interest rate three times during the period, bringing it to between 1.00% and 1.25% in June 2017. The Fed signaled that it was prepared to raise rates more aggressively on the heels of strong job gains and progress towards its 2.0% inflation target, creating expectations that the June rate hike may not be the last during the calendar year.
Against this backdrop, the U.S. equity markets moved solidly higher during the period. The S&P 500 Index rose 16.23%, with dividends reinvested. Small cap stocks outperformed large- and mid-cap stocks.
Contributors and detractors
Stock selection in the consumer discretionary and industrials sectors contributed most to performance relative to the Russell Mid Cap Growth Index, as did an underweight in the consumer discretionary sector. The top individual contributor to portfolio results was Lam Research, a leading supplier of wafer fabrication equipment (WFE) and services to the global semiconductor industry. Lam Research’s equipment is critical in the production of the small, complex chips used in cell phones, computers, and entertainment gadgets. Lam’s share price rose throughout the period with consistent “beat and raises” each quarter. We like Lam Research and the WFE sector because we believe it has potential as a sustainable, long-term business, driven by continued growth in content and a broadening out of applications, such as for artificial intelligence. Skyworks Solutions was also a top performing stock in the portfolio for the period. The specialty semiconductor manufacturer reported revenue and earnings that were ahead of expectations. Skyworks Solutions’ management also reported progress in diversifying its customer base away from its dependence on Apple. We trimmed the Fund’s position size on the strength of the stock price move.
Spirit AeroSystems, a manufacturer and designer of commercial airplanes and systems, was another top contributor. The company continued to implement an aggressive cost-cutting plan and cut a new deal with Boeing that was well received by the marketplace.
Stock selection in energy, financials and health care detracted from relative results. However, the top individual detractor from Fund performance was Foot Locker, a footwear retailer in the consumer discretionary sector. The company faced industry headwinds plaguing the retail industry, in general, as well as falling short of the lower-than-expected earnings guidance it had pre-announced. Foot Locker had been able to maintain share in a declining athletic industry given its superior brand and product curation, but the athletic footwear environment is shifting more dramatically than we had anticipated. With a faster cadence of style changes, brands are limiting capacity of top selling products. Even though Foot Locker does not play at the low-end retail marketplace, the over-distribution in that channel has had a detrimental effect on pricing. We sold the stock before the end of the period. O’Reilly Automotive, an auto parts retailer and distributor, was another significant disappointment, as earnings fell short of expectations. Sales and traffic declined for the company and the broader auto industry, and fears heightened that Amazon was stealing market share. O’Reilly continued to gain share with “mom & pop” garages with a key focus on service and convenience. We expect the recent softness in the industry to reaccelerate as weather patterns normalize and the company benefits from deferred repair and maintenance in both “Do-It-Yourself” and “Do-It-For-Me” markets. Nonetheless, we trimmed the Fund’s position size for risk management purposes.
4	Columbia Mid Cap Growth Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Fund strategy
Our fundamental research process tends to favor higher quality companies with favorable growth prospects and strong management teams. We seek to identify stocks with networking effects, high switching costs, strong brands, disruptive innovation and/or a digital “first-to-scale” advantage. Our general strategy is to keep the Fund’s sector weights in line with those of the benchmark. Typically, any sector overweights or underweights are more of a reflection of our bottom-up analysis rather than a top-down call on one sector versus another. As a result, Fund performance is largely driven by individual stock selection.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Mid Cap Growth Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2017 — August 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,057.80	1,019.21	6.17	6.06	1.19
Class C	1,000.00	1,000.00	1,053.80	1,015.43	10.04	9.86	1.94
Class K	1,000.00	1,000.00	1,058.50	1,019.71	5.66	5.55	1.09
Class R	1,000.00	1,000.00	1,056.60	1,017.95	7.46	7.32	1.44
Class R4	1,000.00	1,000.00	1,059.00	1,020.47	4.88	4.79	0.94
Class R5	1,000.00	1,000.00	1,059.80	1,020.92	4.41	4.33	0.85
Class T (formerly Class W)	1,000.00	1,000.00	1,058.20	1,019.21	6.17	6.06	1.19
Class V (formerly Class T)	1,000.00	1,000.00	1,058.00	1,019.21	6.17	6.06	1.19
Class Y	1,000.00	1,000.00	1,060.10	1,021.17	4.15	4.08	0.80
Class Z	1,000.00	1,000.00	1,059.40	1,020.47	4.88	4.79	0.94
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Mid Cap Growth Fund | Annual Report 2017

Portfolio of Investments
August 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 97.1%
Issuer	Shares	Value ($)
Consumer Discretionary 16.7%
Auto Components 1.3%
Delphi Automotive PLC	251,663	24,260,313
Automobiles 0.8%
Thor Industries, Inc.	137,070	14,891,285
Diversified Consumer Services 0.6%
Service Corp. International	325,620	11,507,411
Hotels, Restaurants & Leisure 4.7%
Aramark	337,430	13,730,027
Domino’s Pizza, Inc.	70,160	12,787,362
Extended Stay America, Inc.	506,250	9,917,437
Hilton Worldwide Holdings, Inc.	177,590	11,424,365
Six Flags Entertainment Corp.	219,754	11,991,976
Vail Resorts, Inc.	56,730	12,931,603
Yum China Holdings, Inc.(a)	336,590	11,901,822
Total		84,684,592
Household Durables 2.3%
D.R. Horton, Inc.	566,860	20,491,989
Mohawk Industries, Inc.(a)	81,720	20,684,966
Total		41,176,955
Internet & Direct Marketing Retail 1.7%
Expedia, Inc.	145,070	21,522,585
Liberty Interactive Corp., Class A(a)	448,880	9,929,226
Total		31,451,811
Media 0.9%
Interpublic Group of Companies, Inc. (The)	825,400	16,623,556
Multiline Retail 0.9%
Dollar General Corp.	231,430	16,792,561
Specialty Retail 3.0%
Burlington Stores, Inc.(a)	64,070	5,582,419
O’Reilly Automotive, Inc.(a)	88,630	17,383,002
Ross Stores, Inc.	410,990	24,022,365
Ulta Beauty, Inc.(a)	29,590	6,539,686
Total		53,527,472
Textiles, Apparel & Luxury Goods 0.5%
PVH Corp.	73,930	9,307,048
Total Consumer Discretionary		304,223,004
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 2.3%
Food & Staples Retailing 0.7%
SYSCO Corp.	257,530	13,564,105
Food Products 1.6%
Blue Buffalo Pet Products, Inc.(a)	550,048	14,169,237
Lamb Weston Holdings, Inc.	324,150	14,742,342
Total		28,911,579
Total Consumer Staples		42,475,684
Energy 2.7%
Energy Equipment & Services 0.7%
Patterson-UTI Energy, Inc.	741,330	11,839,040
Oil, Gas & Consumable Fuels 2.0%
Concho Resources, Inc.(a)	227,177	25,209,832
ONEOK, Inc.	220,320	11,932,531
Total		37,142,363
Total Energy		48,981,403
Financials 5.7%
Banks 1.4%
Citizens Financial Group, Inc.	311,571	10,322,347
East West Bancorp, Inc.	188,430	10,433,369
Signature Bank(a)	41,457	5,320,592
Total		26,076,308
Capital Markets 2.4%
MarketAxess Holdings, Inc.	48,260	9,311,767
S&P Global, Inc.	142,300	21,961,159
TD Ameritrade Holding Corp.	293,140	12,698,825
Total		43,971,751
Consumer Finance 0.9%
Ally Financial, Inc.	338,410	7,648,066
SLM Corp.(a)	915,070	9,306,262
Total		16,954,328
Insurance 1.0%
Progressive Corp. (The)	371,540	17,269,179
Total Financials		104,271,566

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
August 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 15.6%
Biotechnology 3.3%
ACADIA Pharmaceuticals, Inc.(a)	141,540	5,040,239
Alexion Pharmaceuticals, Inc.(a)	40,070	5,706,369
BioMarin Pharmaceutical, Inc.(a)	174,476	15,735,990
Incyte Corp.(a)	103,793	14,262,196
Intercept Pharmaceuticals, Inc.(a)	56,850	6,629,279
Juno Therapeutics, Inc.(a)	99,400	4,102,238
Loxo Oncology, Inc.(a)	23,652	1,972,577
TESARO, Inc.(a)	58,260	7,523,696
Total		60,972,584
Health Care Equipment & Supplies 6.4%
ABIOMED, Inc.(a)	52,510	7,918,508
Align Technology, Inc.(a)	42,090	7,438,987
Cooper Companies, Inc. (The)	54,800	13,745,484
Dentsply Sirona, Inc.	167,320	9,465,292
Edwards Lifesciences Corp.(a)	200,680	22,809,289
IDEXX Laboratories, Inc.(a)	87,640	13,621,885
Teleflex, Inc.	72,530	15,358,227
West Pharmaceutical Services, Inc.	170,870	14,872,525
Zimmer Biomet Holdings, Inc.	94,100	10,752,807
Total		115,983,004
Health Care Providers & Services 2.2%
Henry Schein, Inc.(a)	161,418	28,035,078
WellCare Health Plans, Inc.(a)	64,520	11,270,354
Total		39,305,432
Health Care Technology 0.6%
Veeva Systems Inc., Class A(a)	179,520	10,681,440
Life Sciences Tools & Services 2.7%
Agilent Technologies, Inc.	261,970	16,954,699
Illumina, Inc.(a)	88,530	18,100,844
Mettler-Toledo International, Inc.(a)	24,260	14,679,483
Total		49,735,026
Pharmaceuticals 0.4%
Jazz Pharmaceuticals PLC(a)	50,800	7,587,488
Total Health Care		284,264,974
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 15.9%
Aerospace & Defense 2.3%
L3 Technologies, Inc.	65,800	11,941,384
Spirit AeroSystems Holdings, Inc., Class A	280,290	20,881,605
Textron, Inc.	185,250	9,093,922
Total		41,916,911
Airlines 1.1%
Alaska Air Group, Inc.	275,080	20,537,473
Building Products 1.3%
AO Smith Corp.	183,240	10,204,636
Lennox International, Inc.	77,426	12,831,811
Total		23,036,447
Commercial Services & Supplies 0.7%
KAR Auction Services, Inc.	292,580	13,192,432
Electrical Equipment 1.8%
AMETEK, Inc.	255,403	16,154,240
Rockwell Automation, Inc.	99,663	16,350,712
Total		32,504,952
Industrial Conglomerates 0.9%
Roper Technologies, Inc.	73,290	16,905,071
Machinery 5.1%
Cummins, Inc.	69,360	11,054,597
Fortive Corp.	200,930	13,054,422
IDEX Corp.	104,120	12,242,430
Ingersoll-Rand PLC	245,600	20,971,784
Snap-On, Inc.	151,830	22,405,553
Xylem, Inc.	213,750	13,267,462
Total		92,996,248
Professional Services 1.7%
Equifax, Inc.	93,080	13,261,108
IHS Markit Ltd.(a)	391,000	18,314,440
Total		31,575,548
Trading Companies & Distributors 1.0%
United Rentals, Inc.(a)	150,270	17,740,876
Total Industrials		290,405,958

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mid Cap Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 27.8%
Communications Equipment 1.0%
Palo Alto Networks, Inc.(a)	136,390	18,097,589
Electronic Equipment, Instruments & Components 1.6%
Amphenol Corp., Class A	194,207	15,719,114
Coherent, Inc.(a)	56,940	13,285,241
Total		29,004,355
Internet Software & Services 2.3%
CoStar Group, Inc.(a)	39,529	11,329,802
GoDaddy, Inc., Class A(a)	337,128	15,110,077
LogMeIn, Inc.	135,870	15,543,528
Total		41,983,407
IT Services 10.1%
Booz Allen Hamilton Holdings Corp.	281,340	9,596,507
DXC Technology Co.	277,380	23,577,300
Fidelity National Information Services, Inc.	245,414	22,803,869
Fiserv, Inc.(a)	193,650	23,956,441
FleetCor Technologies, Inc.(a)	188,596	27,114,447
Gartner, Inc.(a)	117,880	14,215,149
Global Payments, Inc.	192,610	18,392,329
Total System Services, Inc.	420,480	29,063,578
Vantiv, Inc., Class A(a)	213,540	15,095,143
Total		183,814,763
Semiconductors & Semiconductor Equipment 5.5%
Lam Research Corp.	184,300	30,590,114
MACOM Technology Solutions Holdings, Inc.(a)	379,165	17,267,174
Microchip Technology, Inc.	293,230	25,452,364
ON Semiconductor Corp.(a)	413,620	7,064,629
Skyworks Solutions, Inc.	73,611	7,755,655
Xilinx, Inc.	191,380	12,642,563
Total		100,772,499
Software 7.3%
Autodesk, Inc.(a)	189,410	21,679,869
Electronic Arts, Inc.(a)	205,150	24,925,725
Ellie Mae, Inc.(a)	85,523	7,096,699
Fortinet, Inc.(a)	343,310	13,114,442
PTC, Inc.(a)	212,660	11,908,960
Red Hat, Inc.(a)	208,182	22,379,565
Common Stocks (continued)
Issuer	Shares	Value ($)
ServiceNow, Inc.(a)	111,498	12,954,953
Tableau Software, Inc., Class A(a)	137,830	9,989,918
Workday, Inc., Class A(a)	83,070	9,111,948
Total		133,162,079
Total Information Technology		506,834,692
Materials 7.2%
Chemicals 2.6%
Air Products & Chemicals, Inc.	63,400	9,216,458
Eastman Chemical Co.	112,780	9,721,636
Sherwin-Williams Co. (The)	26,785	9,087,347
Westlake Chemical Corp.	264,159	20,316,469
Total		48,341,910
Construction Materials 1.7%
Eagle Materials, Inc.	54,588	5,308,683
Martin Marietta Materials, Inc.	121,980	25,858,540
Total		31,167,223
Containers & Packaging 2.9%
Berry Global Group, Inc.(a)	338,780	19,052,987
International Paper Co.	398,500	21,467,195
WestRock Co.	219,872	12,512,916
Total		53,033,098
Total Materials		132,542,231
Real Estate 3.2%
Equity Real Estate Investment Trusts (REITS) 3.2%
CyrusOne, Inc.	202,480	12,762,314
Equinix, Inc.	43,190	20,230,628
Equity LifeStyle Properties, Inc.	107,670	9,598,781
SBA Communications Corp.(a)	109,470	16,809,118
Total		59,400,841
Total Real Estate		59,400,841
Total Common Stocks (Cost $1,421,152,155)		1,773,400,353

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
August 31, 2017
Money Market Funds 3.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.146%(b),(c)	61,629,467	61,629,467
Total Money Market Funds (Cost $61,625,757)		61,629,467
Total Investments (Cost: $1,482,777,912)		1,835,029,820
Other Assets & Liabilities, Net		(9,324,550)
Net Assets		1,825,705,270
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Net change in unrealized appreciation (depreciation) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.146%	66,357,000	781,601,718	(786,329,251)	61,629,467	(1,957)	3,710	450,958	61,629,467
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mid Cap Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	304,223,004	—	—	—	304,223,004
Consumer Staples	42,475,684	—	—	—	42,475,684
Energy	48,981,403	—	—	—	48,981,403
Financials	104,271,566	—	—	—	104,271,566
Health Care	284,264,974	—	—	—	284,264,974
Industrials	290,405,958	—	—	—	290,405,958
Information Technology	506,834,692	—	—	—	506,834,692
Materials	132,542,231	—	—	—	132,542,231
Real Estate	59,400,841	—	—	—	59,400,841
Total Common Stocks	1,773,400,353	—	—	—	1,773,400,353
Money Market Funds	—	—	—	61,629,467	61,629,467
Total Investments	1,773,400,353	—	—	61,629,467	1,835,029,820
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2017	11

Statement of Assets and Liabilities
August 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$1,421,152,155
Investments in affiliated issuers, at cost	61,625,757
Investments in unaffiliated issuers, at value	1,773,400,353
Investments in affiliated issuers, at value	61,629,467
Receivable for:
Investments sold	41,225,261
Capital shares sold	359,344
Dividends	1,619,233
Prepaid expenses	12,736
Trustees’ deferred compensation plan	132,612
Other assets	2,199
Total assets	1,878,381,205
Liabilities
Payable for:
Investments purchased	50,551,959
Capital shares purchased	1,513,731
Management services fees	37,375
Distribution and/or service fees	7,150
Transfer agent fees	239,811
Plan administration fees	89
Compensation of board members	58,132
Compensation of chief compliance officer	129
Other expenses	134,947
Trustees’ deferred compensation plan	132,612
Total liabilities	52,675,935
Net assets applicable to outstanding capital stock	$1,825,705,270
Represented by
Paid in capital	1,290,718,230
Excess of distributions over net investment income	(189,914)
Accumulated net realized gain	182,925,046
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	352,248,198
Investments - affiliated issuers	3,710
Total - representing net assets applicable to outstanding capital stock	$1,825,705,270
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mid Cap Growth Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
August 31, 2017
Class A
Net assets	$834,347,184
Shares outstanding	31,011,456
Net asset value per share	$26.90
Maximum offering price per share(a)	$28.54
Class C
Net assets	$41,030,257
Shares outstanding	1,790,678
Net asset value per share	$22.91
Class K
Net assets	$390,650
Shares outstanding	13,745
Net asset value per share	$28.42
Class R
Net assets	$15,333,408
Shares outstanding	591,392
Net asset value per share	$25.93
Class R4
Net assets	$35,472,726
Shares outstanding	1,212,181
Net asset value per share	$29.26
Class R5
Net assets	$51,117,610
Shares outstanding	1,779,514
Net asset value per share	$28.73
Class T(b)
Net assets	$131,896
Shares outstanding	4,902
Net asset value per share	$26.91
Maximum offering price per share(c)	$27.60
Class V(d)
Net assets	$22,418,990
Shares outstanding	836,158
Net asset value per share	$26.81
Maximum offering price per share(e)	$28.45
Class Y
Net assets	$145,596,939
Shares outstanding	5,066,774
Net asset value per share	$28.74
Class Z
Net assets	$679,865,610
Shares outstanding	23,840,215
Net asset value per share	$28.52

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
(d)	Prior to January 24, 2017, Class V shares were known as Class T shares.
(e)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class V.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2017	13

Statement of Operations
Year Ended August 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$14,551,039
Dividends — affiliated issuers	450,958
Total income	15,001,997
Expenses:
Management services fees	13,635,837
Distribution and/or service fees
Class A	2,117,819
Class B(a)	26,264
Class C	437,457
Class R	77,454
Class T(b)	340
Class V(c)	54,239
Transfer agent fees
Class A	1,367,041
Class B(a)	4,318
Class C	70,657
Class K	238
Class R	25,007
Class R4	48,084
Class R5	23,839
Class T(b)	219
Class V(c)	34,980
Class Y	1,303
Class Z	1,280,779
Plan administration fees
Class K	1,046
Compensation of board members	55,147
Custodian fees	14,541
Printing and postage fees	167,292
Registration fees	173,443
Audit fees	38,065
Legal fees	51,967
Compensation of chief compliance officer	786
Other	41,607
Total expenses	19,749,769
Expense reduction	(6,086)
Total net expenses	19,743,683
Net investment loss	(4,741,686)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	248,834,152
Investments — affiliated issuers	(1,957)
Net realized gain	248,832,195
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(5,873,156)
Investments — affiliated issuers	3,710
Net change in unrealized appreciation (depreciation)	(5,869,446)
Net realized and unrealized gain	242,962,749
Net increase in net assets resulting from operations	$238,221,063

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	Prior to January 24, 2017, Class V shares were known as Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mid Cap Growth Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended August 31, 2017	Year Ended August 31, 2016
Operations
Net investment loss	$(4,741,686)	$(2,500,471)
Net realized gain	248,832,195	94,407,333
Net change in unrealized appreciation (depreciation)	(5,869,446)	(39,380,404)
Net increase in net assets resulting from operations	238,221,063	52,526,458
Distributions to shareholders
Net investment income
Class A	—	(8,258,128)
Class B(a)	—	(7,102)
Class C	—	(52,349)
Class I(b)	—	(35)
Class K	—	(4,691)
Class R	—	(118,953)
Class R4	—	(301,659)
Class R5	—	(446,456)
Class T(c)	—	(1,679)
Class V(d)	—	(195,429)
Class Y	—	(33)
Class Z	—	(10,100,198)
Net realized gains
Class A	(51,052,445)	(134,277,745)
Class B(a)	(234,465)	(1,121,198)
Class C	(3,005,402)	(8,264,319)
Class I(b)	(140)	(372)
Class K	(23,438)	(66,547)
Class R	(992,962)	(2,752,903)
Class R4	(1,505,690)	(3,732,458)
Class R5	(2,113,734)	(5,020,124)
Class T(c)	(8,430)	(27,238)
Class V(d)	(1,277,842)	(3,208,605)
Class Y	(532,420)	(350)
Class Z	(45,262,358)	(126,068,524)
Total distributions to shareholders	(106,009,326)	(304,027,095)
Increase (decrease) in net assets from capital stock activity	(158,772,541)	49,797,626
Total decrease in net assets	(26,560,804)	(201,703,011)
Net assets at beginning of year	1,852,266,074	2,053,969,085
Net assets at end of year	$1,825,705,270	$1,852,266,074
Excess of distributions over net investment income	$(189,914)	$(846,361)

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(d)	Prior to January 24, 2017, Class V shares were known as Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2017	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2017		August 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(a)
Subscriptions (b)	1,238,395	31,436,677	2,269,018	56,974,135
Distributions reinvested	2,037,154	49,136,143	5,398,498	134,314,628
Redemptions	(7,341,268)	(185,811,380)	(5,661,350)	(141,817,080)
Net increase (decrease)	(4,065,719)	(105,238,560)	2,006,166	49,471,683
Class B(a)
Subscriptions	1,163	24,774	7,908	186,059
Distributions reinvested	11,199	229,921	50,234	1,081,033
Redemptions (b)	(207,015)	(4,555,905)	(172,161)	(3,718,483)
Net decrease	(194,653)	(4,301,210)	(114,019)	(2,451,391)
Class C
Subscriptions	120,211	2,583,102	310,462	6,814,802
Distributions reinvested	132,604	2,739,607	343,555	7,434,524
Redemptions	(598,109)	(13,048,978)	(564,728)	(12,322,494)
Net increase (decrease)	(345,294)	(7,726,269)	89,289	1,926,832
Class I(c)
Redemptions	(90)	(2,430)	—	—
Net decrease	(90)	(2,430)	—	—
Class K
Subscriptions	1,669	44,525	3,390	93,306
Distributions reinvested	916	23,311	2,709	70,871
Redemptions	(6,980)	(187,437)	(3,143)	(79,452)
Net increase (decrease)	(4,395)	(119,601)	2,956	84,725
Class R
Subscriptions	133,432	3,252,287	236,600	5,771,044
Distributions reinvested	26,856	625,485	82,209	1,982,060
Redemptions	(260,876)	(6,288,941)	(307,036)	(7,533,492)
Net increase (decrease)	(100,588)	(2,411,169)	11,773	219,612
Class R4
Subscriptions	528,018	14,715,600	275,809	7,720,675
Distributions reinvested	57,486	1,505,564	150,289	4,033,752
Redemptions	(366,983)	(10,088,658)	(309,946)	(8,228,638)
Net increase	218,521	6,132,506	116,152	3,525,789
Class R5
Subscriptions	567,777	15,465,198	300,745	7,737,711
Distributions reinvested	82,274	2,113,610	207,604	5,466,222
Redemptions	(258,617)	(6,954,015)	(364,944)	(9,649,821)
Net increase	391,434	10,624,793	143,405	3,554,112
Class T(d)
Distributions reinvested	344	8,307	1,148	28,562
Redemptions	(1,264)	(31,549)	(2,333)	(57,883)
Net decrease	(920)	(23,242)	(1,185)	(29,321)
Class V(e)
Subscriptions	9,109	222,930	18,522	457,861
Distributions reinvested	45,154	1,085,510	116,269	2,883,462
Redemptions	(71,597)	(1,805,454)	(70,902)	(1,793,042)
Net increase (decrease)	(17,334)	(497,014)	63,889	1,548,281
Class Y(c)
Subscriptions	4,960,722	137,909,531	233,023	6,019,422
Distributions reinvested	20,720	532,288	—	—
Redemptions	(135,059)	(3,688,740)	(12,717)	(333,740)
Net increase	4,846,383	134,753,079	220,306	5,685,682
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mid Cap Growth Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2017		August 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Class Z
Subscriptions	1,879,325	50,526,264	1,719,278	45,182,224
Distributions reinvested	1,335,272	34,076,146	3,643,504	95,423,366
Redemptions	(10,095,051)	(274,565,834)	(5,899,479)	(154,343,968)
Net decrease	(6,880,454)	(189,963,424)	(536,697)	(13,738,378)
Total net increase (decrease)	(6,153,109)	(158,772,541)	2,002,035	49,797,626

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(d)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(e)	Prior to January 24, 2017, Class V shares were known as Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
8/31/2017	$25.09	(0.09)	3.42	3.33	—	(1.52)
8/31/2016	$28.69	(0.06)	0.84	0.78	(0.26)	(4.12)
8/31/2015	$32.14	0.25 (d)	1.29	1.54	—	(4.99)
8/31/2014	$29.89	(0.13)	5.45	5.32	—	(3.07)
8/31/2013	$26.41	(0.11)	4.36	4.25	—	(0.77)
Class C
8/31/2017	$21.70	(0.24)	2.93	2.69	—	(1.48)
8/31/2016	$25.34	(0.21)	0.72	0.51	(0.03)	(4.12)
8/31/2015	$28.99	0.03 (d)	1.15	1.18	—	(4.83)
8/31/2014	$27.30	(0.33)	4.95	4.62	—	(2.93)
8/31/2013	$24.37	(0.26)	3.96	3.70	—	(0.77)
Class K
8/31/2017	$26.40	(0.07)	3.62	3.55	—	(1.53)
8/31/2016	$29.97	(0.03)	0.87	0.84	(0.29)	(4.12)
8/31/2015	$33.35	0.33 (d)	1.31	1.64	—	(5.02)
8/31/2014	$30.89	(0.08)	5.64	5.56	—	(3.10)
8/31/2013 (e)	$28.08	(0.06)	2.87	2.81	—	—
Class R
8/31/2017	$24.27	(0.15)	3.31	3.16	—	(1.50)
8/31/2016	$27.88	(0.12)	0.81	0.69	(0.18)	(4.12)
8/31/2015	$31.39	0.15 (d)	1.28	1.43	—	(4.94)
8/31/2014	$29.28	(0.20)	5.33	5.13	—	(3.02)
8/31/2013	$25.96	(0.14)	4.23	4.09	—	(0.77)
Class R4
8/31/2017	$27.12	(0.03)	3.71	3.68	—	(1.54)
8/31/2016	$30.67	0.00 (g)	0.91	0.91	(0.34)	(4.12)
8/31/2015	$33.99	1.93 (d)	(0.21) (h)	1.72	—	(5.04)
8/31/2014	$31.42	(0.03)	5.72	5.69	—	(3.12)
8/31/2013 (i)	$26.58	(0.09)	5.70	5.61	—	(0.77)
Class R5
8/31/2017	$26.63	(0.00) (g)	3.65	3.65	—	(1.55)
8/31/2016	$30.20	0.04	0.88	0.92	(0.37)	(4.12)
8/31/2015	$33.54	0.40 (d)	1.33	1.73	—	(5.07)
8/31/2014	$31.03	0.03	5.63	5.66	—	(3.15)
8/31/2013	$27.31	(0.04)	4.53	4.49	—	(0.77)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mid Cap Growth Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.52)	$26.90	13.97%	1.19%	1.19% (c)	(0.37%)	119%	$834,347
(4.38)	$25.09	2.83%	1.19%	1.19% (c)	(0.23%)	130%	$880,155
(4.99)	$28.69	5.33%	1.19%	1.19% (c)	0.83%	101%	$948,826
(3.07)	$32.14	18.77%	1.19%	1.19% (c)	(0.42%)	100%	$995,730
(0.77)	$29.89	16.60%	1.20%	1.20% (c)	(0.40%)	109%	$986,482

(1.48)	$22.91	13.12%	1.94%	1.94% (c)	(1.12%)	119%	$41,030
(4.15)	$21.70	2.05%	1.94%	1.94% (c)	(0.98%)	130%	$46,355
(4.83)	$25.34	4.56%	1.94%	1.94% (c)	0.11%	101%	$51,859
(2.93)	$28.99	17.84%	1.94%	1.94% (c)	(1.17%)	100%	$52,845
(0.77)	$27.30	15.71%	1.96%	1.96% (c)	(1.04%)	109%	$52,284

(1.53)	$28.42	14.12%	1.09%	1.09%	(0.25%)	119%	$391
(4.41)	$26.40	2.95%	1.08%	1.08%	(0.12%)	130%	$479
(5.02)	$29.97	5.45%	1.07%	1.07%	1.07%	101%	$455
(3.10)	$33.35	18.95%	1.05%	1.05%	(0.26%)	100%	$383
—	$30.89	10.01%	1.05% (f)	1.05% (f)	(0.42%) (f)	109%	$396

(1.50)	$25.93	13.71%	1.44%	1.44% (c)	(0.62%)	119%	$15,333
(4.30)	$24.27	2.58%	1.44%	1.44% (c)	(0.48%)	130%	$16,796
(4.94)	$27.88	5.06%	1.44%	1.44% (c)	0.52%	101%	$18,965
(3.02)	$31.39	18.47%	1.44%	1.44% (c)	(0.67%)	100%	$24,965
(0.77)	$29.28	16.27%	1.46%	1.46% (c)	(0.53%)	109%	$27,574

(1.54)	$29.26	14.24%	0.94%	0.94% (c)	(0.11%)	119%	$35,473
(4.46)	$27.12	3.10%	0.94%	0.94% (c)	0.02%	130%	$26,945
(5.04)	$30.67	5.61%	0.93%	0.93% (c)	6.10%	101%	$26,912
(3.12)	$33.99	19.05%	0.94%	0.94% (c)	(0.08%)	100%	$373
(0.77)	$31.42	21.61%	1.08% (f)	0.96% (c),(f)	(0.41%) (f)	109%	$30

(1.55)	$28.73	14.40%	0.84%	0.84%	(0.01%)	119%	$51,118
(4.49)	$26.63	3.21%	0.83%	0.83%	0.14%	130%	$36,964
(5.07)	$30.20	5.72%	0.82%	0.82%	1.28%	101%	$37,589
(3.15)	$33.54	19.21%	0.81%	0.81%	0.09%	100%	$31,305
(0.77)	$31.03	16.94%	0.81%	0.81%	(0.14%)	109%	$3,847
Columbia Mid Cap Growth Fund | Annual Report 2017	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class T(j)
8/31/2017	$25.09	(0.09)	3.43	3.34	—	(1.52)
8/31/2016	$28.69	(0.06)	0.84	0.78	(0.26)	(4.12)
8/31/2015	$32.15	0.21 (d)	1.33	1.54	—	(5.00)
8/31/2014	$29.91	(0.23)	5.54	5.31	—	(3.07)
8/31/2013	$26.43	(0.08)	4.33	4.25	—	(0.77)
Class V(k)
8/31/2017	$25.01	(0.09)	3.41	3.32	—	(1.52)
8/31/2016	$28.61	(0.06)	0.83	0.77	(0.25)	(4.12)
8/31/2015	$32.05	0.24 (d)	1.30	1.54	—	(4.98)
8/31/2014	$29.82	(0.14)	5.43	5.29	—	(3.06)
8/31/2013	$26.37	(0.09)	4.31	4.22	—	(0.77)
Class Y
8/31/2017	$26.63	0.03	3.63	3.66	—	(1.55)
8/31/2016	$30.21	0.03	0.91	0.94	(0.40)	(4.12)
8/31/2015	$33.53	0.05 (d)	1.71	1.76	—	(5.08)
8/31/2014	$31.01	0.01	5.66	5.67	—	(3.15)
8/31/2013	$27.26	0.07	4.45	4.52	—	(0.77)
Class Z
8/31/2017	$26.46	(0.03)	3.63	3.60	—	(1.54)
8/31/2016	$30.03	0.01	0.87	0.88	(0.33)	(4.12)
8/31/2015	$33.39	0.32 (d)	1.36	1.68	—	(5.04)
8/31/2014	$30.91	(0.06)	5.66	5.60	—	(3.12)
8/31/2013	$27.23	(0.00) (g)	4.45	4.45	—	(0.77)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year ended	Class A	Class C	Class K	Class R	Class R4	Class R5	Class V	Class W	Class Y	Class Z
08/31/2015	$ 0.35	$ 0.32	$ 0.40	$ 0.32	$ 2.00	$ 0.39	$ 0.34	$ 0.31	$ 0.04	$ 0.34

(e)	Class K shares commenced operations on February 28, 2013. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Rounds to zero.
(h)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(i)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(j)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(k)	Prior to January 24, 2017, Class V shares were known as Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Mid Cap Growth Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.52)	$26.91	14.01%	1.19%	1.19% (c)	(0.37%)	119%	$132
(4.38)	$25.09	2.83%	1.19%	1.19% (c)	(0.24%)	130%	$146
(5.00)	$28.69	5.32%	1.19%	1.19% (c)	0.71%	101%	$201
(3.07)	$32.15	18.71%	1.14%	1.14% (c)	(0.69%)	100%	$284
(0.77)	$29.91	16.59%	1.21%	1.21% (c)	(0.28%)	109%	$104,752

(1.52)	$26.81	13.97%	1.19%	1.19% (c)	(0.36%)	119%	$22,419
(4.37)	$25.01	2.83%	1.19%	1.19% (c)	(0.23%)	130%	$21,346
(4.98)	$28.61	5.34%	1.20%	1.20% (c)	0.80%	101%	$22,590
(3.06)	$32.05	18.69%	1.24%	1.24% (c)	(0.47%)	100%	$23,951
(0.77)	$29.82	16.51%	1.26%	1.26% (c)	(0.32%)	109%	$22,027

(1.55)	$28.74	14.45%	0.79%	0.79%	0.11%	119%	$145,597
(4.52)	$26.63	3.27%	0.79%	0.79%	0.13%	130%	$5,869
(5.08)	$30.21	5.83%	0.73%	0.73%	0.15%	101%	$3
(3.15)	$33.53	19.24%	0.75%	0.75%	0.02%	100%	$250
(0.77)	$31.01	17.09%	0.83%	0.83%	0.26%	109%	$229

(1.54)	$28.52	14.29%	0.94%	0.94% (c)	(0.12%)	119%	$679,866
(4.45)	$26.46	3.09%	0.94%	0.94% (c)	0.02%	130%	$813,009
(5.04)	$30.03	5.58%	0.94%	0.94% (c)	1.01%	101%	$938,781
(3.12)	$33.39	19.07%	0.94%	0.94% (c)	(0.17%)	100%	$1,149,098
(0.77)	$30.91	16.84%	0.96%	0.96% (c)	(0.01%)	109%	$1,196,953
Columbia Mid Cap Growth Fund | Annual Report 2017	21

Notes to Financial Statements
August 31, 2017
Note 1. Organization
Columbia Mid Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
The Fund no longer accepts investments by new or existing investors in Class I shares. Class I shares, when available, were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Effective November 1, 2017, Class R4 shares will be renamed Advisor Class shares.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Effective November 1, 2017, Class R5 shares will be renamed Institutional 2 Class shares.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class V shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class V shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
22	Columbia Mid Cap Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Class V shares are available only to investors who received (and who have continuously held) Class V shares in connection with previous fund reorganizations. Prior to January 24, 2017, Class V shares were known as Class T shares. Class V shares have no relation to, or connection with, the Fund’s current Class T shares.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Effective November 1, 2017, Class Y shares will be renamed Institutional 3 Class shares.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Effective November 1, 2017, Class Z shares will be renamed Institutional Class shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
Columbia Mid Cap Growth Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
August 31, 2017
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
24	Columbia Mid Cap Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2017 was 0.75% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the
Columbia Mid Cap Growth Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
August 31, 2017
beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class K and Class R5 shares and 0.025% for Class I and Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class K and Class R5 shares and Class I and Class Y shares did not pay transfer agency fees.
For the year ended August 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Class B	0.15 (a),(b)
Class C	0.16
Class K	0.06
Class R	0.16
Class R4	0.16
Class R5	0.06
Class T	0.16
Class V	0.16
Class Y	0.01
Class Z	0.16

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At August 31, 2017, the Fund’s total potential future obligation over the life of the Guaranty is $57,993. The liability remaining at August 31, 2017 for non-recurring charges associated with the lease amounted to $29,889 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at August 31, 2017 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $2,199, which approximates the fair value of the ownership interest.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $6,086.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
26	Columbia Mid Cap Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a service fee or distribution fee for Class B shares.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended August 31, 2017, if any, are listed below:
Amount ($)
Class A	216,837
Class B	2
Class C	766
Class V	193
Columbia Mid Cap Growth Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
August 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2017 through December 31, 2017	Prior to January 1, 2017
Class A	1.30%	1.25%
Class C	2.05	2.00
Class K	1.245	1.18
Class R	1.55	1.50
Class R4	1.05	1.00
Class R5	0.995	0.93
Class T	1.30	1.25
Class V	1.30	1.25
Class Y	0.945	0.88
Class Z	1.05	1.00
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, trustees’ deferred compensation and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
5,398,133	(5,398,133)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
28	Columbia Mid Cap Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
August 31, 2017			August 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
3,597,769	102,411,557	106,009,326	19,042,210	284,984,885	304,027,095
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
48,188,357	143,253,857	—	343,734,740
At August 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,491,295,080	357,598,271	(13,863,531)	343,734,740
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,079,655,693 and $2,336,960,498, respectively, for the year ended August 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
Columbia Mid Cap Growth Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
August 31, 2017
The Fund had no borrowings during the year ended August 31, 2017.
Note 8. Significant risks
Shareholder concentration risk
At August 31, 2017, one unaffiliated shareholder of record owned 10.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 32.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Mid Cap Growth Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Mid Cap Growth Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Growth Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Minneapolis, MN
October 20, 2017
Columbia Mid Cap Growth Fund | Annual Report 2017	31

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
24.52%	23.83%	$185,931,794
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
32	Columbia Mid Cap Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Mid Cap Growth Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
34	Columbia Mid Cap Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
Columbia Mid Cap Growth Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Columbia Mid Cap Growth Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement
On June 14, 2017, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Mid Cap Growth Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 27, 2017, April 26, 2017 and June 13, 2017 and at Board meetings held on March 28, 2017 and June 14, 2017. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2017, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 14, 2017, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2018 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia Mid Cap Growth Fund | Annual Report 2017	37

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2016, the Fund’s performance was in the eighty-eighth, thirtieth and seventy-seventh percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.
38	Columbia Mid Cap Growth Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2016, the Fund’s actual management fee and net total expense ratio are ranked in the third and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, warranted the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2016 to profitability levels realized in 2015. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
Columbia Mid Cap Growth Fund | Annual Report 2017	39

Board Consideration and Approval of Management
Agreement  (continued)
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
40	Columbia Mid Cap Growth Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Mid Cap Growth Fund | Annual Report 2017	41

Columbia Mid Cap Growth Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN194_08_G01_(10/17)

Annual Report
August 31, 2017
Columbia Disciplined Small Core Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Disciplined Small Core Fund   |  Annual Report 2017

Columbia Disciplined Small Core Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Disciplined Small Core Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Brian Condon, CFA
Co-manager
Managed Fund since 2016
Peter Albanese
Co-manager
Managed Fund since January 2017
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/98	8.22	9.08	5.34
	Including sales charges		2.00	7.79	4.72
Class C	Excluding sales charges	11/18/02	7.34	8.26	4.56
	Including sales charges		6.75	8.26	4.56
Class R4*		11/08/12	8.30	9.32	5.60
Class R5*		11/08/12	8.47	9.49	5.68
Class T*	Excluding sales charges	09/27/10	8.09	9.06	5.34
	Including sales charges		5.42	8.50	5.07
Class V	Excluding sales charges	02/12/93	8.12	9.03	5.30
	Including sales charges		1.87	7.75	4.67
Class Y*		11/08/12	8.57	9.54	5.70
Class Z		12/14/92	8.34	9.33	5.60
Russell 2000 Index			14.91	13.15	7.38
S&P SmallCap 600 Index			13.11	14.42	8.62
Returns for Class A shares and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were not subject to sales charges. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes the securities of approximately 2,000 of the smallest companies in the Russell 3000 Index based on a combination of their market capitalization and current index membership.
The S&P SmallCap 600 Index tracks the performance of 600 domestic companies traded on major stock exchanges. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Disciplined Small Core Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2007 — August 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Small Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2017)
Aspen Technology, Inc.	0.8
Curtiss-Wright Corp.	0.8
Entegris, Inc.	0.8
MGIC Investment Corp.	0.8
Tech Data Corp.	0.8
INC Research Holdings, Inc. Class A	0.8
Sanderson Farms, Inc.	0.8
Pra Health Sciences, Inc.	0.7
Portland General Electric Co.	0.7
Essent Group Ltd.	0.7
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at August 31, 2017)
Common Stocks	99.1
Money Market Funds	0.9
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2017)
Consumer Discretionary	11.8
Consumer Staples	2.9
Energy	3.6
Financials	17.7
Health Care	16.2
Industrials	14.5
Information Technology	17.3
Materials	4.7
Real Estate	7.1
Telecommunication Services	0.5
Utilities	3.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Disciplined Small Core Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2017, the Fund’s Class A shares returned 8.22% excluding sales charges. By comparison, the Fund’s benchmarks, the Russell 2000 Index and S&P SmallCap 600 Index, posted returns of 14.91% and 13.11%, respectively. Stock selection, particularly in the industrials sector was the primary detractor from Fund results relative to the Russell benchmark.
U.S. equity markets delivered solid gains
Global events, political uncertainty and mixed economic data were enough to keep investors off balance early in the 12-month period, as financial markets moved sharply in reaction to each significant change on the world stage. However, the end of a contentious U.S. presidential contest in November 2016 eliminated a key element of uncertainty, and the U.S. equity markets moved solidly higher through the end of the period. Global growth picked up early in 2017. Positive U.S. economic data, steady job growth, rising corporate earnings and accelerated manufacturing activity further bolstered investor confidence.
The Federal Reserve (Fed) raised the target range of its benchmark short-term interest rate three times during the period, bringing it to between 1.00% and 1.25% in June 2017. The Fed signaled that it was prepared to raise rates more aggressively on the heels of strong job gains and progress towards its 2.0% inflation target, creating expectations that the June rate hike may not be the last during the calendar year.
Against this backdrop, the U.S. equity markets moved solidly higher during the period. The S&P 500 Index rose 16.23%, with dividends reinvested. Small cap stocks outperformed large and mid-cap stocks.
Our approach to stock selection
We divide the metrics for our stock selection model into three broad categories: 1) valuation — fundamental measures such as earnings and cash flow relative to market values, 2) catalyst — price momentum and business momentum and 3) quality — quality of earnings and financial strength. We then rank the securities within a sector/industry from one (most attractive) to five (least attractive) based upon the metrics within these categories. Strategy parameters dictate that sector weights be kept within +/- 0.5% of the benchmark.
Contributors and detractors
Catalyst models delivered positive performance for the period, as companies demonstrating strong business momentum and positive investor sentiment were in favor. The strategy modestly benefited from sector allocation during the period. The top contributing stocks for the period were General Communication and Aerie Pharmaceuticals. The acquisition of General Communication, a wireless telephone and Internet provider, by Liberty Interactive was well received by the market place. During the period, Aerie Pharmaceuticals, focused on the development of therapies for eye diseases, announced positive safety results for Roclatan, a drug in development and testing for the treatment of glaucoma. By contrast, the market did not reward the Fund’s quality and valuation models. Valuation models were the worst performers, as investors showed a clear preference for growth-oriented names. Quality models underperformed as well. Stock selection was particularly weak in the industrials sector, with heath care and consumer discretionary sectors detracting as well. Stock selection was positive for the period in the telecommunications service, materials and utilities sectors.
Seadrill and Francesca’s Holdings were the Fund’s weakest performers for period. Seadrill, an offshore drilling company, sold off as investors grew concerned over the capital structure of the firm and its ability to right-size its balance sheet. Francesca’s Holdings, a retail shopping company, was hurt as investors shunned the retail sector on concerns over the continued impact of Amazon on retail operators.
Fund strategy
Our strategy is based on individual quantitative stock selection. Consequently, we do not rely on macroeconomic scenarios or market outlooks to make security selections. We do not try to predict when equities, as an asset class, may perform well or when they may perform poorly. Instead, we keep the fund substantially invested at all times. Regardless of the economic environment, we seek to identify stocks that we believe have the potential to outperform within each market sector. We also seek to minimize sector weight differences between the Fund and its investment benchmarks. We favor stocks of companies
4	Columbia Disciplined Small Core Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
with attractive valuations relative to their peers, strong business and market momentum and good quality of earnings and financial strength. Over the long term, we have found that stocks with these characteristics have tended to outperform their peers in various macroeconomic conditions.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the Fund to achieve its objective. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Disciplined Small Core Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2017 — August 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	984.80	1,018.25	6.90	7.02	1.38
Class C	1,000.00	1,000.00	981.20	1,014.47	10.64	10.82	2.13
Class R4	1,000.00	1,000.00	984.40	1,019.51	5.65	5.75	1.13
Class R5	1,000.00	1,000.00	985.60	1,020.01	5.15	5.24	1.03
Class T (formerly Class W)	1,000.00	1,000.00	983.70	1,018.25	6.90	7.02	1.38
Class V (formerly Class T)	1,000.00	1,000.00	982.80	1,018.25	6.90	7.02	1.38
Class Y	1,000.00	1,000.00	985.70	1,020.27	4.90	4.99	0.98
Class Z	1,000.00	1,000.00	985.20	1,019.51	5.65	5.75	1.13
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Disciplined Small Core Fund | Annual Report 2017

Portfolio of Investments
August 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 99.1%
Issuer	Shares	Value ($)
Consumer Discretionary 11.6%
Auto Components 1.1%
Cooper-Standard Holding, Inc.(a)	4,300	432,494
Dorman Products, Inc.(a)	9,800	650,916
LCI Industries	10,500	1,037,400
Superior Industries International, Inc.	10,000	146,500
Total		2,267,310
Diversified Consumer Services 1.3%
Adtalem Global Education, Inc.	9,900	338,580
Capella Education Co.	13,925	937,849
Sotheby’s (a)	21,400	960,218
Weight Watchers International, Inc.(a)	10,200	477,462
Total		2,714,109
Hotels, Restaurants & Leisure 2.4%
Bloomin’ Brands, Inc.	42,600	724,626
Brinker International, Inc.	11,400	355,908
Cheesecake Factory, Inc. (The)	14,300	592,449
Cracker Barrel Old Country Store, Inc.	7,650	1,137,249
Papa John’s International, Inc.	13,700	1,024,623
Ruth’s Hospitality Group, Inc.	60,000	1,173,000
Total		5,007,855
Household Durables 1.1%
Helen of Troy Ltd.(a)	1,600	144,480
La-Z-Boy, Inc.	42,600	1,016,010
Taylor Morrison Home Corp., Class A(a)	52,900	1,069,638
Zagg, Inc.(a)	16,100	202,860
Total		2,432,988
Internet & Direct Marketing Retail 0.8%
Nutrisystem, Inc.	12,400	673,320
PetMed Express, Inc.	25,800	935,766
Total		1,609,086
Media 1.6%
Gannett Co., Inc.	129,000	1,095,210
New York Times Co. (The), Class A	24,400	455,060
Scholastic Corp.	13,700	540,191
Time, Inc.	97,200	1,278,180
Total		3,368,641
Common Stocks (continued)
Issuer	Shares	Value ($)
Multiline Retail 0.5%
Big Lots, Inc.	24,300	1,156,680
Specialty Retail 2.1%
Aaron’s, Inc.	34,000	1,505,180
Big 5 Sporting Goods Corp.	66,100	505,665
Buckle, Inc. (The)	8,400	118,860
Children’s Place, Inc. (The)	5,925	628,939
Francesca’s Holdings Corp.(a)	144,400	1,048,344
Pier 1 Imports, Inc.	71,000	297,490
Select Comfort Corp.(a)	4,700	138,791
Tilly’s, Inc.	14,700	161,847
Total		4,405,116
Textiles, Apparel & Luxury Goods 0.7%
Movado Group, Inc.	50,200	1,393,050
Total Consumer Discretionary		24,354,835
Consumer Staples 2.9%
Food & Staples Retailing 0.3%
SpartanNash Co.	5,700	140,448
SUPERVALU, Inc.(a)	24,600	491,754
Total		632,202
Food Products 2.0%
Dean Foods Co.	64,000	704,000
Fresh Del Monte Produce, Inc.	21,300	1,000,887
John B. Sanfilippo & Son, Inc.	15,600	968,136
Sanderson Farms, Inc.	10,600	1,563,712
Total		4,236,735
Household Products 0.2%
Central Garden & Pet Co., Class A(a)	9,800	334,082
Personal Products 0.4%
Medifast, Inc.	3,500	198,170
Usana Health Sciences, Inc.(a)	10,180	602,656
Total		800,826
Total Consumer Staples		6,003,845

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
August 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 3.5%
Energy Equipment & Services 1.9%
Archrock, Inc.	104,900	1,069,980
Atwood Oceanics, Inc.(a)	25,600	168,192
Exterran Corp.(a)	44,800	1,242,752
McDermott International, Inc.(a)	55,500	340,770
Rowan Companies PLC, Class A(a)	113,100	1,102,725
Total		3,924,419
Oil, Gas & Consumable Fuels 1.6%
International Seaways, Inc.(a)	40,900	754,196
Pacific Ethanol, Inc.(a)	25,100	125,500
Peabody Energy Corp.(a)	13,200	382,800
REX American Resources Corp.(a)	13,300	1,152,046
Ultra Petroleum Corp.(a)	136,100	1,060,219
Total		3,474,761
Total Energy		7,399,180
Financials 17.6%
Banks 8.3%
Banco Latinoamericano de Comercio Exterior SA, Class E	13,900	374,744
Cathay General Bancorp	36,100	1,273,247
Centerstate Banks, Inc.	10,600	259,382
Central Pacific Financial Corp.	33,170	961,930
Customers Bancorp, Inc.(a)	40,850	1,151,153
Enterprise Financial Services Corp.	20,600	786,920
First BanCorp(a)	68,600	389,648
First Citizens BancShares Inc., Class A	4,000	1,362,040
First Merchants Corp.	20,900	820,743
Fulton Financial Corp.	15,700	273,965
Hancock Holding Co.	31,700	1,393,215
Hilltop Holdings, Inc.	18,500	437,895
International Bancshares Corp.	38,600	1,387,670
Preferred Bank/Los Angeles	16,700	898,460
S&T Bancorp, Inc.	15,300	549,882
Sandy Spring Bancorp, Inc.	28,400	1,095,388
Sterling Bancorp	19,500	437,775
United Community Banks, Inc.	45,100	1,177,561
Common Stocks (continued)
Issuer	Shares	Value ($)
Valley National Bancorp	66,500	744,135
Wintrust Financial Corp.	20,600	1,499,886
Total		17,275,639
Capital Markets 1.5%
Arlington Asset Investment Corp., Class A	87,400	1,129,208
Piper Jaffray Companies	16,400	909,380
Virtus Investment Partners, Inc.	9,200	975,200
Total		3,013,788
Consumer Finance 0.6%
Nelnet, Inc., Class A	26,850	1,273,495
Insurance 2.0%
American Equity Investment Life Holding Co.	41,500	1,152,040
CNO Financial Group, Inc.	62,600	1,399,110
HCI Group, Inc.	6,600	257,334
Heritage Insurance Holdings, Inc.	30,300	344,814
Universal Insurance Holdings, Inc.	51,800	1,111,110
Total		4,264,408
Mortgage Real Estate Investment Trusts (REITS) 1.3%
AG Mortgage Investment Trust, Inc.	16,600	319,882
ARMOUR Residential REIT, Inc.	42,300	1,117,143
Invesco Mortgage Capital, Inc.	31,200	529,776
MTGE Investment Corp.	43,500	835,200
Total		2,802,001
Thrifts & Mortgage Finance 3.9%
Essent Group Ltd.(a)	39,100	1,528,028
Federal Agricultural Mortgage Corp.	16,500	1,123,980
Flagstar Bancorp, Inc.(a)	35,650	1,170,033
MGIC Investment Corp.(a)	143,000	1,637,350
Walker & Dunlop, Inc.(a)	26,400	1,272,216
Washington Federal, Inc.	45,300	1,415,625
Total		8,147,232
Total Financials		36,776,563
Health Care 16.0%
Biotechnology 5.4%
Alder Biopharmaceuticals, Inc.(a)	68,261	668,958
Axovant Sciences Ltd.(a)	16,100	322,000
bluebird bio, Inc.(a)	6,790	847,731
Blueprint Medicines Corp.(a)	7,900	428,338

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Disciplined Small Core Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Clovis Oncology, Inc.(a)	7,400	562,918
Dynavax Technologies Corp.(a)	37,290	669,356
Eagle Pharmaceuticals, Inc.(a)	2,700	147,312
Ignyta, Inc.(a)	31,200	358,800
Immunomedics, Inc.(a)	28,300	357,712
Jounce Therapeutics, Inc.(a)	26,713	453,854
Keryx Biopharmaceuticals, Inc.(a)	90,655	653,623
Kite Pharma, Inc.(a)	1,905	339,071
Loxo Oncology, Inc.(a)	7,500	625,500
Ovid Therapeutics, Inc.(a)	64,918	611,528
Puma Biotechnology, Inc.(a)	13,595	1,257,537
Ra Pharmaceuticals, Inc.(a)	20,236	303,742
Sage Therapeutics, Inc.(a)	8,630	709,817
Spark Therapeutics, Inc.(a)	14,635	1,204,900
TESARO, Inc.(a)	6,425	829,724
Total		11,352,421
Health Care Equipment & Supplies 4.2%
Analogic Corp.	16,315	1,167,338
Angiodynamics, Inc.(a)	70,900	1,207,427
CONMED Corp.	3,600	178,560
Haemonetics Corp.(a)	22,600	972,252
Halyard Health, Inc.(a)	24,800	1,123,192
Integer Holdings Corp.(a)	25,600	1,176,320
Lantheus Holdings, Inc.(a)	67,704	1,184,820
Masimo Corp.(a)	17,550	1,480,869
Orthofix International NV(a)	7,350	361,694
Total		8,852,472
Health Care Providers & Services 2.9%
AMN Healthcare Services, Inc.(a)	34,500	1,288,575
Chemed Corp.	1,200	236,748
Diplomat Pharmacy, Inc.(a)	5,000	83,750
Kindred Healthcare, Inc.	34,100	276,210
LHC Group, Inc.(a)	10,900	711,225
Molina Healthcare, Inc.(a)	18,375	1,176,000
Providence Service Corp. (The)(a)	21,700	1,124,711
Triple-S Management Corp., Class B(a)	44,850	1,108,243
Total		6,005,462
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 1.5%
INC Research Holdings, Inc. Class A(a)	26,825	1,574,628
Pra Health Sciences, Inc.(a)	19,950	1,544,130
Total		3,118,758
Pharmaceuticals 2.0%
Aerie Pharmaceuticals, Inc.(a)	15,710	900,968
Corcept Therapeutics, Inc.(a)	48,200	803,494
Pacira Pharmaceuticals, Inc.(a)	17,200	655,320
Phibro Animal Health Corp., Class A	30,400	1,079,200
Supernus Pharmaceuticals, Inc.(a)	15,255	698,679
Total		4,137,661
Total Health Care		33,466,774
Industrials 14.4%
Aerospace & Defense 1.0%
Curtiss-Wright Corp.	17,200	1,665,304
Moog, Inc., Class A(a)	6,300	483,588
Total		2,148,892
Air Freight & Logistics 0.2%
Forward Air Corp.	6,500	337,805
Airlines 0.6%
Hawaiian Holdings, Inc.(a)	29,700	1,272,645
Building Products 1.1%
Caesarstone Ltd.(a)	32,500	941,687
Continental Building Product(a)	55,400	1,348,990
Total		2,290,677
Commercial Services & Supplies 2.1%
ACCO Brands Corp.(a)	99,100	1,085,145
Brady Corp., Class A	13,200	440,220
Essendant, Inc.	68,000	806,480
MSA Safety, Inc.	18,000	1,311,480
Quad/Graphics, Inc.	26,500	505,090
SP Plus Corp.(a)	6,200	228,780
Total		4,377,195

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
August 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction & Engineering 1.7%
Argan, Inc.	19,600	1,241,660
EMCOR Group, Inc.	21,800	1,439,672
Primoris Services Corp.	28,600	818,246
Total		3,499,578
Electrical Equipment 1.7%
Atkore International Group, Inc.(a)	50,200	836,332
EnerSys	19,720	1,264,052
Generac Holdings, Inc.(a)	36,400	1,469,832
Total		3,570,216
Machinery 3.1%
Alamo Group, Inc.	12,700	1,165,352
Astec Industries, Inc.	13,400	665,712
Global Brass & Copper Holdings, Inc.	40,000	1,194,000
Harsco Corp.(a)	39,300	672,030
Hillenbrand, Inc.	7,800	278,850
Kadant, Inc.	8,200	712,170
Mueller Industries, Inc.	15,950	475,789
Wabash National Corp.	60,921	1,280,559
Total		6,444,462
Professional Services 1.0%
RPX Corp.(a)	94,900	1,239,394
TrueBlue, Inc.(a)	45,800	936,610
Total		2,176,004
Road & Rail 1.0%
ArcBest Corp.	49,600	1,473,120
Saia, Inc.(a)	11,800	667,290
Total		2,140,410
Trading Companies & Distributors 0.9%
Applied Industrial Technologies, Inc.	24,430	1,392,510
DXP Enterprises, Inc.(a)	7,700	208,593
Rush Enterprises, Inc., Class A(a)	6,100	250,039
Total		1,851,142
Total Industrials		30,109,026
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 17.1%
Communications Equipment 0.6%
ADTRAN, Inc.	13,600	300,560
Netscout Systems, Inc.(a)	27,400	897,350
Total		1,197,910
Electronic Equipment, Instruments & Components 5.4%
Anixter International, Inc.(a)	17,200	1,269,360
Benchmark Electronics, Inc.(a)	43,501	1,413,783
ePlus, Inc.(a)	3,900	326,430
KEMET Corp.(a)	20,800	497,328
Methode Electronics, Inc.	32,000	1,308,800
Rogers Corp.(a)	4,200	497,910
Sanmina Corp.(a)	38,585	1,445,008
Scansource, Inc.(a)	32,700	1,283,475
Tech Data Corp.(a)	14,800	1,632,292
TTM Technologies, Inc.(a)	4,900	69,776
Vishay Intertechnology, Inc.	84,100	1,488,570
Total		11,232,732
Internet Software & Services 1.0%
j2 Global, Inc.	19,325	1,454,786
New Relic, Inc.(a)	4,800	229,920
Shutterstock, Inc.(a)	7,000	235,060
WebMD Health Corp.(a)	3,400	225,896
Total		2,145,662
IT Services 3.8%
Convergys Corp.	36,600	860,100
Everi Holdings, Inc.(a)	17,300	133,383
EVERTEC, Inc.	70,300	1,293,520
MAXIMUS, Inc.	23,800	1,446,564
Perficient, Inc.(a)	22,200	406,260
Science Applications International Corp.	18,800	1,388,944
TeleTech Holdings, Inc.	24,200	960,740
Travelport Worldwide Ltd.	89,500	1,355,030
Unisys Corp.(a)	17,400	134,850
Total		7,979,391

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Disciplined Small Core Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 3.2%
Amkor Technology, Inc.(a)	115,600	1,014,968
Diodes, Inc.(a)	48,000	1,350,720
Entegris, Inc.(a)	64,500	1,641,525
Formfactor, Inc.(a)	10,500	158,550
IXYS Corp.(a)	17,500	402,500
Rudolph Technologies, Inc.(a)	33,600	745,920
Semtech Corp.(a)	5,400	203,040
Xcerra Corp.(a)	116,242	1,141,496
Total		6,658,719
Software 3.1%
Aspen Technology, Inc.(a)	27,150	1,717,238
Barracuda Networks, Inc.(a)	52,100	1,261,341
CommVault Systems, Inc.(a)	24,100	1,471,305
Imperva, Inc.(a)	6,900	308,085
Progress Software Corp.	42,600	1,430,508
VASCO Data Security International, Inc.(a)	28,700	360,185
Total		6,548,662
Total Information Technology		35,763,076
Materials 4.7%
Chemicals 2.5%
Ferro Corp.(a)	6,300	121,401
Innospec, Inc.	20,675	1,147,463
KMG Chemicals, Inc.	11,500	552,230
Koppers Holdings, Inc.(a)	11,100	435,120
Quaker Chemical Corp.	2,500	348,050
Rayonier Advanced Materials, Inc.	78,700	1,079,764
Trinseo SA	21,850	1,461,765
Total		5,145,793
Containers & Packaging 0.7%
Greif, Inc., Class A	23,800	1,438,710
Metals & Mining 1.5%
Materion Corp.	32,450	1,239,590
Schnitzer Steel Industries, Inc., Class A	46,900	1,261,610
Warrior Met Coal, Inc.	26,900	734,101
Total		3,235,301
Total Materials		9,819,804
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 7.1%
Equity Real Estate Investment Trusts (REITS) 7.1%
Ashford Hospitality Prime, Inc.	60,900	585,858
CorEnergy Infrastructure Trust, Inc.	34,806	1,135,720
DiamondRock Hospitality Co.	61,300	673,687
Getty Realty Corp.	6,700	184,652
Lexington Realty Trust	142,600	1,406,036
NorthStar Realty Europe Corp.	21,900	272,217
PS Business Parks, Inc.	11,030	1,490,263
Ryman Hospitality Properties, Inc.	24,000	1,426,080
Sabra Health Care REIT, Inc.	53,400	1,166,790
Select Income REIT	54,100	1,255,661
Summit Hotel Properties, Inc.	76,157	1,130,170
Sunstone Hotel Investors, Inc.	91,500	1,445,700
Tier REIT, Inc.	14,100	259,581
Washington Prime Group, Inc.	130,400	1,088,840
Xenia Hotels & Resorts, Inc.	64,100	1,279,436
Total		14,800,691
Total Real Estate		14,800,691
Telecommunication Services 0.5%
Diversified Telecommunication Services 0.4%
ATN International, Inc.	4,400	266,508
Consolidated Communications Holdings, Inc.	28,400	523,980
Total		790,488
Wireless Telecommunication Services 0.1%
Boingo Wireless, Inc.(a)	14,300	294,437
Total Telecommunication Services		1,084,925
Utilities 3.7%
Electric Utilities 1.4%
Allete, Inc.	8,800	680,504
El Paso Electric Co.	5,800	322,190
IDACORP, Inc.	2,300	204,654
PNM Resources, Inc.	3,500	148,400
Portland General Electric Co.	32,250	1,532,197
Total		2,887,945

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
August 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Gas Utilities 1.4%
Chesapeake Utilities Corp.	15,975	1,269,214
New Jersey Resources Corp.	13,000	567,450
Southwest Gas Corp.	14,275	1,135,148
Total		2,971,812
Independent Power and Renewable Electricity Producers 0.4%
Ormat Technologies, Inc.	15,600	896,064
Water Utilities 0.5%
SJW Corp.	18,000	999,000
Total Utilities		7,754,821
Total Common Stocks (Cost $183,159,176)		207,333,540

Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.146%(b),(c)	1,952,238	1,952,238
Total Money Market Funds (Cost $1,952,189)		1,952,238
Total Investments (Cost: $185,111,365)		209,285,778
Other Assets & Liabilities, Net		(43,073)
Net Assets		209,242,705

At August 31, 2017, securities and/or cash totaling $137,350 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 Mini	13	09/2017	USD	912,860	5,398	—
Russell 2000 Mini	28	09/2017	USD	1,966,160	—	(35,577)
Total					5,398	(35,577)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Net change in unrealized appreciation (depreciation) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.146%	4,822,294	72,927,930	(75,797,986)	1,952,238	(315)	49	37,422	1,952,238
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Disciplined Small Core Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Fair value measurements  (continued)
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	24,354,835	—	—	—	24,354,835
Consumer Staples	6,003,845	—	—	—	6,003,845
Energy	7,399,180	—	—	—	7,399,180
Financials	36,776,563	—	—	—	36,776,563
Health Care	33,466,774	—	—	—	33,466,774
Industrials	30,109,026	—	—	—	30,109,026
Information Technology	35,763,076	—	—	—	35,763,076
Materials	9,819,804	—	—	—	9,819,804
Real Estate	14,800,691	—	—	—	14,800,691
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
August 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Telecommunication Services	1,084,925	—	—	—	1,084,925
Utilities	7,754,821	—	—	—	7,754,821
Total Common Stocks	207,333,540	—	—	—	207,333,540
Money Market Funds	—	—	—	1,952,238	1,952,238
Total Investments	207,333,540	—	—	1,952,238	209,285,778
Derivatives
Asset
Futures Contracts	5,398	—	—	—	5,398
Liability
Futures Contracts	(35,577)	—	—	—	(35,577)
Total	207,303,361	—	—	1,952,238	209,255,599
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Disciplined Small Core Fund | Annual Report 2017

Statement of Assets and Liabilities
August 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$183,159,176
Investments in affiliated issuers, at cost	1,952,189
Investments in unaffiliated issuers, at value	207,333,540
Investments in affiliated issuers, at value	1,952,238
Margin deposits on:
Futures contracts	137,350
Receivable for:
Investments sold	1,126,191
Capital shares sold	14,932
Dividends	185,757
Variation margin for futures contracts	27,675
Expense reimbursement due from Investment Manager	73
Prepaid expenses	1,539
Trustees’ deferred compensation plan	94,578
Total assets	210,873,873
Liabilities
Due to custodian	50
Payable for:
Investments purchased	1,145,687
Capital shares purchased	305,762
Management services fees	4,841
Distribution and/or service fees	987
Transfer agent fees	31,820
Compensation of board members	454
Compensation of chief compliance officer	16
Other expenses	46,973
Trustees’ deferred compensation plan	94,578
Total liabilities	1,631,168
Net assets applicable to outstanding capital stock	$209,242,705
Represented by
Paid in capital	151,237,549
Undistributed net investment income	8,382
Accumulated net realized gain	33,852,540
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	24,174,364
Investments - affiliated issuers	49
Futures contracts	(30,179)
Total - representing net assets applicable to outstanding capital stock	$209,242,705
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Annual Report 2017	15

Statement of Assets and Liabilities  (continued)
August 31, 2017
Class A
Net assets	$48,138,400
Shares outstanding	5,699,782
Net asset value per share	$8.45
Maximum offering price per share(a)	$8.97
Class C
Net assets	$10,530,444
Shares outstanding	2,021,669
Net asset value per share	$5.21
Class R4
Net assets	$667,440
Shares outstanding	70,301
Net asset value per share	$9.49
Class R5
Net assets	$2,751,252
Shares outstanding	287,699
Net asset value per share	$9.56
Class T(b)
Net assets	$142,874
Shares outstanding	16,920
Net asset value per share	$8.44
Maximum offering price per share(c)	$8.66
Class V(d)
Net assets	$54,908,156
Shares outstanding	6,851,693
Net asset value per share	$8.01
Maximum offering price per share(e)	$8.50
Class Y
Net assets	$48,688,716
Shares outstanding	5,042,061
Net asset value per share	$9.66
Class Z
Net assets	$43,415,423
Shares outstanding	4,666,731
Net asset value per share	$9.30

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
(d)	Prior to January 24, 2017, Class V shares were known as Class T shares.
(e)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class V.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Disciplined Small Core Fund | Annual Report 2017

Statement of Operations
Year Ended August 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$3,943,819
Dividends — affiliated issuers	37,422
Interest	1,361
Total income	3,982,602
Expenses:
Management services fees	2,120,260
Distribution and/or service fees
Class A	154,484
Class B(a)	1,060
Class C	130,463
Class T(b)	459
Class V(c)	146,821
Transfer agent fees
Class A	123,803
Class B(a)	215
Class C	26,142
Class I(d)	1,223
Class R4	2,984
Class R5	1,731
Class T(b)	368
Class V(c)	117,561
Class Y	2,441
Class Z	107,300
Compensation of board members	22,252
Custodian fees	16,331
Printing and postage fees	50,997
Registration fees	133,700
Audit fees	33,740
Legal fees	6,957
Compensation of chief compliance officer	106
Other	5,330
Total expenses	3,206,728
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(104,936)
Fees waived by transfer agent
Class I(d)	(1,221)
Class R5	(278)
Class Y	(2,441)
Expense reduction	(1,680)
Total net expenses	3,096,172
Net investment income	886,430
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	37,373,322
Investments — affiliated issuers	(315)
Futures contracts	1,196,060
Net realized gain	38,569,067
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(17,022,458)
Investments — affiliated issuers	49
Futures contracts	(319,063)
Net change in unrealized appreciation (depreciation)	(17,341,472)
Net realized and unrealized gain	21,227,595
Net increase in net assets resulting from operations	$22,114,025

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Annual Report 2017	17

Statement of Operations  (continued)
Year Ended August 31, 2017
(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	Prior to January 24, 2017, Class V shares were known as Class T shares.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Disciplined Small Core Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended August 31, 2017	Year Ended August 31, 2016
Operations
Net investment income	$886,430	$460,519
Net realized gain	38,569,067	101,643,329
Net change in unrealized appreciation (depreciation)	(17,341,472)	(94,554,179)
Net increase in net assets resulting from operations	22,114,025	7,549,669
Distributions to shareholders
Net investment income
Class A	(173,000)	(42,433)
Class I(a)	(274,529)	(97,723)
Class R4	(9,829)	(6,447)
Class R5	(14,276)	(16,055)
Class T(b)	(503)	(98)
Class V(c)	(144,072)	(22,349)
Class Y	(36,572)	(8,228)
Class Z	(261,063)	(197,294)
Net realized gains
Class A	(25,795,429)	(41,007,362)
Class B(d)	(81,231)	(117,350)
Class C	(6,630,145)	(8,161,786)
Class I(a)	(15,779,743)	(17,649,677)
Class R4	(743,122)	(1,795,378)
Class R5	(886,918)	(3,070,456)
Class T(b)	(75,007)	(95,357)
Class V(c)	(21,482,049)	(21,646,956)
Class Y	(2,102,102)	(1,486,132)
Class Z	(19,737,710)	(54,942,603)
Total distributions to shareholders	(94,227,300)	(150,363,684)
Increase (decrease) in net assets from capital stock activity	8,949,070	(127,856,394)
Total decrease in net assets	(63,164,205)	(270,670,409)
Net assets at beginning of year	272,406,910	543,077,319
Net assets at end of year	$209,242,705	$272,406,910
Undistributed net investment income	$8,382	$34,621

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	Prior to January 24, 2017, Class V shares were known as Class T shares.
(d)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Annual Report 2017	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2017		August 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(a)
Subscriptions (b)	1,395,615	13,466,068	1,934,628	25,392,156
Distributions reinvested	2,570,210	21,641,165	2,803,173	32,656,967
Redemptions	(4,567,051)	(41,417,051)	(6,661,023)	(81,658,515)
Net decrease	(601,226)	(6,309,818)	(1,923,222)	(23,609,392)
Class B(a)
Subscriptions	1,583	8,231	1,204	10,534
Distributions reinvested	13,901	72,284	12,117	106,020
Redemptions (b)	(36,701)	(205,142)	(14,753)	(128,703)
Net decrease	(21,217)	(124,627)	(1,432)	(12,149)
Class C
Subscriptions	301,372	1,668,145	326,960	2,898,107
Distributions reinvested	1,083,432	5,655,516	766,645	6,723,479
Redemptions	(1,134,058)	(6,899,588)	(946,397)	(8,788,360)
Net increase	250,746	424,073	147,208	833,226
Class I(c)
Subscriptions	76,704	755,431	128,810	1,611,892
Distributions reinvested	1,707,843	16,053,727	1,415,208	17,746,703
Redemptions	(5,737,203)	(55,036,426)	(766,234)	(9,005,922)
Net increase (decrease)	(3,952,656)	(38,227,268)	777,784	10,352,673
Class R4
Subscriptions	48,626	496,792	64,675	865,322
Distributions reinvested	79,677	752,951	123,477	1,554,576
Redemptions	(286,796)	(3,010,875)	(306,694)	(3,972,825)
Net decrease	(158,493)	(1,761,132)	(118,542)	(1,552,927)
Class R5
Subscriptions	261,636	2,593,182	103,468	1,514,306
Distributions reinvested	94,763	901,194	244,186	3,086,511
Redemptions	(292,523)	(2,896,262)	(856,763)	(11,712,420)
Net increase (decrease)	63,876	598,114	(509,109)	(7,111,603)
Class T(d)
Distributions reinvested	8,903	74,960	8,133	94,747
Redemptions	(10,820)	(96,299)	(7,581)	(88,866)
Net increase (decrease)	(1,917)	(21,339)	552	5,881
Class V(e)
Subscriptions	686,076	5,495,087	481,678	5,434,670
Distributions reinvested	1,935,736	15,466,654	1,347,343	15,171,084
Redemptions	(1,033,029)	(9,280,706)	(557,218)	(6,439,026)
Net increase	1,588,783	11,681,035	1,271,803	14,166,728
Class Y(c)
Subscriptions	5,089,953	48,792,250	451,574	6,356,601
Distributions reinvested	222,723	2,138,140	117,428	1,493,679
Redemptions	(791,106)	(7,979,352)	(218,761)	(2,941,917)
Net increase	4,521,570	42,951,038	350,241	4,908,363
Class Z
Subscriptions	2,467,312	25,523,795	1,531,872	19,340,619
Distributions reinvested	1,446,011	13,390,059	1,858,542	23,064,501
Redemptions	(3,919,368)	(39,174,860)	(12,422,033)	(168,242,314)
Net decrease	(6,045)	(261,006)	(9,031,619)	(125,837,194)
Total net increase (decrease)	1,683,421	8,949,070	(9,036,336)	(127,856,394)

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Disciplined Small Core Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(d)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(e)	Prior to January 24, 2017, Class V shares were known as Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Annual Report 2017	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
8/31/2017	$11.81	0.02	0.94	0.96	(0.03)	(4.29)
8/31/2016	$16.72	0.00 (e)	0.65	0.65	(0.01)	(5.55)
8/31/2015	$19.57	(0.06)	(1.21)	(1.27)	(0.01)	(1.57)
8/31/2014	$18.57	(0.06)	2.73	2.67	(0.01)	(1.66)
8/31/2013	$15.05	(0.01)	4.08	4.07	(0.06)	(0.49)
Class C
8/31/2017	$8.84	(0.03)	0.69	0.66	—	(4.29)
8/31/2016	$13.93	(0.07)	0.53	0.46	—	(5.55)
8/31/2015	$16.68	(0.17)	(1.01)	(1.18)	—	(1.57)
8/31/2014	$16.15	(0.18)	2.37	2.19	—	(1.66)
8/31/2013	$13.20	(0.10)	3.54	3.44	—	(0.49)
Class R4
8/31/2017	$12.79	0.05	0.99	1.04	(0.05)	(4.29)
8/31/2016	$17.63	0.03	0.70	0.73	(0.02)	(5.55)
8/31/2015	$20.51	(0.02)	(1.26)	(1.28)	(0.03)	(1.57)
8/31/2014	$19.37	(0.02)	2.86	2.84	(0.04)	(1.66)
8/31/2013 (g)	$15.57	(0.05)	4.45	4.40	(0.11)	(0.49)
Class R5
8/31/2017	$12.85	0.06	1.01	1.07	(0.07)	(4.29)
8/31/2016	$17.68	0.05	0.70	0.75	(0.03)	(5.55)
8/31/2015	$20.55	0.02	(1.28)	(1.26)	(0.04)	(1.57)
8/31/2014	$19.38	0.02	2.87	2.89	(0.06)	(1.66)
8/31/2013 (i)	$15.57	(0.05)	4.47	4.42	(0.12)	(0.49)
Class T(j)
8/31/2017	$11.81	0.02	0.93	0.95	(0.03)	(4.29)
8/31/2016	$16.72	0.00 (e)	0.65	0.65	(0.01)	(5.55)
8/31/2015	$19.57	(0.09)	(1.18)	(1.27)	(0.01)	(1.57)
8/31/2014	$18.57	(0.06)	2.73	2.67	(0.01)	(1.66)
8/31/2013	$15.05	0.01	4.06	4.07	(0.06)	(0.49)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Disciplined Small Core Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(4.32)	$8.45	8.22%	1.42% (c)	1.37% (c),(d)	0.26%	87%	$48,138
(5.56)	$11.81	4.32%	1.39%	1.38% (d)	0.01%	112%	$74,434
(1.58)	$16.72	(6.81%)	1.36%	1.36% (d)	(0.35%)	23%	$137,486
(1.67)	$19.57	14.73%	1.35% (f)	1.35% (d),(f)	(0.32%)	19%	$418,814
(0.55)	$18.57	27.93%	1.37% (f)	1.36% (d),(f)	(0.07%)	34%	$399,232

(4.29)	$5.21	7.34%	2.17% (c)	2.12% (c),(d)	(0.49%)	87%	$10,530
(5.55)	$8.84	3.62%	2.14%	2.13% (d)	(0.73%)	112%	$15,654
(1.57)	$13.93	(7.53%)	2.11%	2.11% (d)	(1.09%)	23%	$22,625
(1.66)	$16.68	13.90%	2.10% (f)	2.10% (d),(f)	(1.06%)	19%	$31,035
(0.49)	$16.15	26.95%	2.11% (f)	2.11% (d),(f)	(0.71%)	34%	$29,769

(4.34)	$9.49	8.30%	1.16% (c)	1.12% (c),(d)	0.47%	87%	$667
(5.57)	$12.79	4.64%	1.14%	1.13% (d)	0.26%	112%	$2,926
(1.60)	$17.63	(6.56%)	1.11%	1.11% (d)	(0.09%)	23%	$6,123
(1.70)	$20.51	15.02%	1.10% (f)	1.10% (d),(f)	(0.09%)	19%	$7,124
(0.60)	$19.37	29.18%	1.12% (f),(h)	1.12% (d),(f),(h)	(0.31%) (h)	34%	$903

(4.36)	$9.56	8.47%	1.04% (c)	1.02% (c)	0.57%	87%	$2,751
(5.58)	$12.85	4.76%	0.98%	0.98%	0.35%	112%	$2,876
(1.61)	$17.68	(6.43%)	0.93%	0.93%	0.10%	23%	$12,955
(1.72)	$20.55	15.30%	0.90% (f)	0.90% (f)	0.11%	19%	$27,726
(0.61)	$19.38	29.36%	0.94% (f),(h)	0.94% (f),(h)	(0.32%) (h)	34%	$16,704

(4.32)	$8.44	8.09%	1.42% (c)	1.37% (c),(d)	0.26%	87%	$143
(5.56)	$11.81	4.32%	1.39%	1.38% (d)	0.02%	112%	$223
(1.58)	$16.72	(6.80%)	1.30%	1.30% (d)	(0.44%)	23%	$306
(1.67)	$19.57	14.73%	1.35% (f)	1.35% (d),(f)	(0.32%)	19%	$69,033
(0.55)	$18.57	27.93%	1.36% (f)	1.36% (d),(f)	0.05%	34%	$60,353
Columbia Disciplined Small Core Fund | Annual Report 2017	23

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class V(k)
8/31/2017	$11.41	0.02	0.90	0.92	(0.03)	(4.29)
8/31/2016	$16.33	0.00 (e)	0.64	0.64	(0.01)	(5.55)
8/31/2015	$19.16	(0.06)	(1.19)	(1.25)	(0.01)	(1.57)
8/31/2014	$18.21	(0.07)	2.68	2.61	(0.00) (e)	(1.66)
8/31/2013	$14.77	(0.00) (e)	3.99	3.99	(0.06)	(0.49)
Class Y
8/31/2017	$12.94	0.06	1.02	1.08	(0.07)	(4.29)
8/31/2016	$17.76	0.06	0.70	0.76	(0.03)	(5.55)
8/31/2015	$20.63	0.03	(1.29)	(1.26)	(0.04)	(1.57)
8/31/2014	$19.45	0.03	2.88	2.91	(0.07)	(1.66)
8/31/2013 (l)	$15.63	0.02	4.42	4.44	(0.13)	(0.49)
Class Z
8/31/2017	$12.61	0.05	0.98	1.03	(0.05)	(4.29)
8/31/2016	$17.46	0.03	0.69	0.72	(0.02)	(5.55)
8/31/2015	$20.33	(0.02)	(1.25)	(1.27)	(0.03)	(1.57)
8/31/2014	$19.21	(0.01)	2.83	2.82	(0.04)	(1.66)
8/31/2013	$15.56	0.05	4.19	4.24	(0.10)	(0.49)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

	Class A	Class C	Class R4	Class R5	Class T	Class V	Class Z
08/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
(g)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(h)	Annualized.
(i)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(j)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(k)	Prior to January 24, 2017, Class V shares were known as Class T shares.
(l)	Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Disciplined Small Core Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(4.32)	$8.01	8.12%	1.43% (c)	1.37% (c),(d)	0.25%	87%	$54,908
(5.56)	$11.41	4.35%	1.39%	1.38% (d)	0.03%	112%	$60,071
(1.58)	$16.33	(6.87%)	1.38%	1.38% (d)	(0.36%)	23%	$65,184
(1.66)	$19.16	14.71%	1.40% (f)	1.40% (d),(f)	(0.36%)	19%	$78,860
(0.55)	$18.21	27.86%	1.41% (f)	1.41% (d),(f)	(0.01%)	34%	$76,011

(4.36)	$9.66	8.57%	1.00%	0.98%	0.57%	87%	$48,689
(5.58)	$12.94	4.83%	0.94%	0.94%	0.49%	112%	$6,736
(1.61)	$17.76	(6.39%)	0.88%	0.88%	0.17%	23%	$3,024
(1.73)	$20.63	15.33%	0.87% (f)	0.87% (f)	0.16%	19%	$14,600
(0.62)	$19.45	29.37%	0.88% (f),(h)	0.88% (f),(h)	0.07% (h)	34%	$11,301

(4.34)	$9.30	8.34%	1.18% (c)	1.12% (c),(d)	0.50%	87%	$43,415
(5.57)	$12.61	4.64%	1.14%	1.13% (d)	0.22%	112%	$58,911
(1.60)	$17.46	(6.56%)	1.11%	1.11% (d)	(0.09%)	23%	$239,255
(1.70)	$20.33	15.04%	1.10% (f)	1.10% (d),(f)	(0.06%)	19%	$466,376
(0.59)	$19.21	28.17%	1.11% (f)	1.11% (d),(f)	0.30%	34%	$481,061
Columbia Disciplined Small Core Fund | Annual Report 2017	25

Notes to Financial Statements
August 31, 2017
Note 1. Organization
Columbia Disciplined Small Core Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
The Fund no longer accepts investments by new or existing investors in Class I shares. Class I shares, when available, were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Effective November 1, 2017, Class R4 shares will be renamed Advisor Class shares.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Effective November 1, 2017, Class R5 shares will be renamed Institutional 2 Class shares.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class V shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class V shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class V shares are available only to investors who received (and who have continuously held) Class V shares in connection with previous fund reorganizations. Prior to January 24, 2017, Class V shares were known as Class T shares. Class V shares have no relation to, or connection with, the Fund’s current Class T shares.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Effective November 1, 2017, Class Y shares will be renamed Institutional 3 Class shares.
26	Columbia Disciplined Small Core Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Effective November 1, 2017, Class Z shares will be renamed Institutional Class shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Disciplined Small Core Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
August 31, 2017
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate
28	Columbia Disciplined Small Core Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2017:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	5,398*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	35,577*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Disciplined Small Core Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
August 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,196,060

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(319,063)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	7,234,715

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2017.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
30	Columbia Disciplined Small Core Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.85% to 0.73% as the Fund’s net assets increase. Prior to July 1, 2017, the management services fee was an annual fee that was equal to a percentage of the Fund’s daily net assets that declined from 0.87% to 0.75% as the Fund’s net assets increased. The effective management services fee rate for the year ended August 31, 2017 was 0.87% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Columbia Disciplined Small Core Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
August 31, 2017
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class R5 shares and 0.025% for Class I and Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class R5 shares and Class I and Class Y shares did not pay transfer agency fees. In addition, effective January 1, 2017 through December 31, 2017, Class I and Class Y shares are subject to a contractual transfer agency fee limitation of not more than 0.00% and Class R5 shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% of the average annual daily net assets attributable to Class R5.
For the year ended August 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.20
Class B	0.19 (a),(b)
Class C	0.20
Class I	0.00 (b),(c)
Class R4	0.20
Class R5	0.05
Class T	0.20
Class V	0.20
Class Y	0.00
Class Z	0.20

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
32	Columbia Disciplined Small Core Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $1,680.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class T shares of the Fund, respectively. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a service fee or distribution fee for Class B shares.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended August 31, 2017, if any, are listed below:
Amount ($)
Class A	18,436
Class C	987
Class V	6,433
Columbia Disciplined Small Core Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
August 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2017 through December 31, 2017	Prior to January 1, 2017
Class A	1.38%	1.38%
Class C	2.13	2.13
Class R4	1.13	1.13
Class R5	1.055	1.03
Class T	1.38	1.38
Class V	1.38	1.38
Class Y	1.005	0.98
Class Z	1.13	1.13
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective January 1, 2017 through December 31, 2017, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.00% for Class Y and 0.05% for Class R5 of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments and trustees’ deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
1,175	(1,175)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
34	Columbia Disciplined Small Core Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
The tax character of distributions paid during the years indicated was as follows:
August 31, 2017			August 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
7,196,619	87,030,681	94,227,300	598,422	149,765,262	150,363,684
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
10,046,556	24,573,727	—	23,479,451
At August 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
185,776,148	34,150,475	(10,671,024)	23,479,451
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $207,353,127 and $280,482,222, respectively, for the year ended August 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate
Columbia Disciplined Small Core Fund | Annual Report 2017	35

Notes to Financial Statements  (continued)
August 31, 2017
plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended August 31, 2017.
Note 8. Significant risks
Shareholder concentration risk
At August 31, 2017, one unaffiliated shareholder of record owned 18.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 30.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
36	Columbia Disciplined Small Core Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Disciplined Small Core Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Disciplined Small Core Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers and transfer agent provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Minneapolis, MN
October 20, 2017
Columbia Disciplined Small Core Fund | Annual Report 2017	37

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
51.85%	55.12%	$27,208,932
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
38	Columbia Disciplined Small Core Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Disciplined Small Core Fund | Annual Report 2017	39

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
40	Columbia Disciplined Small Core Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
Columbia Disciplined Small Core Fund | Annual Report 2017	41

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
42	Columbia Disciplined Small Core Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement
On June 14, 2017, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Disciplined Small Core Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 27, 2017, April 26, 2017 and June 13, 2017 and at Board meetings held on March 28, 2017 and June 14, 2017. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2017, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 14, 2017, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2018 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia Disciplined Small Core Fund | Annual Report 2017	43

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2016, the Fund’s performance was in the seventy-eighth, eighty-ninth and eighty-eighth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.
44	Columbia Disciplined Small Core Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2016, the Fund’s actual management fee and net total expense ratio are ranked in the fourth and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, warranted the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2016 to profitability levels realized in 2015. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
Columbia Disciplined Small Core Fund | Annual Report 2017	45

Board Consideration and Approval of Management
Agreement  (continued)
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
46	Columbia Disciplined Small Core Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Disciplined Small Core Fund | Annual Report 2017	47

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Columbia Disciplined Small Core Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN225_08_G01_(10/17)

Annual Report
August 31, 2017
Columbia Small Cap Growth Fund I
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Small Cap Growth Fund I   |  Annual Report 2017

Columbia Small Cap Growth Fund I  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Small Cap Growth Fund I (the Fund) seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Standard & Poor’s (S&P) SmallCap 600® Index.
Portfolio management
Daniel Cole, CFA
Co-manager
Managed Fund since 2015
Wayne Collette, CFA
Co-manager
Managed Fund since 2006
Lawrence Lin, CFA
Co-manager
Managed Fund since 2007
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/05	22.42	12.75	7.73
	Including sales charges		15.42	11.42	7.09
Class C	Excluding sales charges	11/01/05	21.48	11.91	6.92
	Including sales charges		20.48	11.91	6.92
Class K*		02/28/13	22.54	12.91	7.87
Class R*		09/27/10	22.10	12.47	7.46
Class R4*		11/08/12	22.68	13.04	8.00
Class R5*		02/28/13	22.87	13.24	8.09
Class Y*		07/15/09	22.96	13.24	8.15
Class Z		10/01/96	22.72	13.03	8.00
Russell 2000 Growth Index			16.39	13.75	8.21
Russell 2000 Index			14.91	13.15	7.38
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Small Cap Growth Fund I | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2007 — August 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Growth Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2017)
Six Flags Entertainment Corp.	2.7
LendingTree, Inc.	2.7
Paycom Software, Inc.	2.6
Veeva Systems Inc., Class A	2.4
Coherent, Inc.	2.3
Fair Isaac Corp.	2.1
Wageworks, Inc.	2.0
Blackbaud, Inc.	2.0
Coresite Realty Corp.	2.0
Liberty Expedia Holdings, Inc., Class A	1.9
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at August 31, 2017)
Common Stocks	96.1
Money Market Funds	3.9
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2017)
Consumer Discretionary	18.4
Consumer Staples	1.2
Energy	1.5
Financials	7.0
Health Care	23.5
Industrials	15.9
Information Technology	25.8
Materials	2.6
Real Estate	4.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Small Cap Growth Fund I | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2017, the Fund’s Class A shares returned 22.42% excluding sales charges. During the same time period, the Fund outperformed its benchmark, the Russell 2000 Growth, which returned 16.39%, and the broader-based Russell 2000 Index, which returned 14.91%. Timely additions to economically-sensitive stocks late in 2016 bolstered overall returns. Many of these stocks quickly appreciated in value, meeting or exceeding our estimates of fair value, and we harvested gains in many instances. Biotechnology holdings also made a significant contribution to Fund results. However, the bulk of the Fund’s outperformance was generated by core holdings, companies with one or more of the core competitive advantages that we seek, which we currently believe are in the sweet spot of their profit life cycle.
U.S. equity markets delivered solid gains
Global events, political uncertainty and mixed economic data were enough to keep investors off balance early in the 12-month period, as financial markets moved sharply in reaction to each significant change on the world stage. However, the end of a contentious U.S. presidential contest in November 2016 eliminated a key element of uncertainty, and the U.S. equity markets moved solidly higher through the end of the period. Global growth picked up early in 2017. Positive U.S. economic data, steady job growth, rising corporate earnings and accelerated manufacturing activity further strengthened investor confidence.
The Federal Reserve (the Fed) raised the target range of its benchmark short-term interest rate three times during the period, bringing it to between 1.00% and 1.25% in June 2017. The Fed signaled that it was prepared to raise rates more aggressively on the heels of strong job gains and progress towards its 2.0% inflation target, creating expectations that the June rate hike may not be the last during the calendar year.
Against this backdrop, the U.S. equity markets moved solidly higher during the period. The S&P 500 Index rose 16.23%, with dividends reinvested. Small cap stocks outperformed large- and mid-cap stocks.
Fund strategy
Our fundamental research process favors higher quality companies with histories of earning more than their cost of capital, sustainable growth prospects and strong management teams. We seek to identify stocks with one or more of the core competitive advantages that we have categorized. We closely monitor the overall risk characteristics of the strategy versus its benchmark and seek to manage the risk profile within predefined limits around sector over/underweights and other key risk exposures relative to the benchmark. Typically, any sector over- or underweights are more of a reflection of our bottom-up analysis rather than a top-down call on one sector versus another. As a result, Fund performance is largely driven by individual stock selection. However, we do occasionally take over/underweight positions in a sub-sector or industry group that we believe has the potential to aid performance.
Biotechnology a key fund position
With support from research analysts in our central research department, the Fund’s performance was aided by its biotechnology holdings. We currently believe the outlook for biotech is strong, driven by robust innovation. One clear example of this potential is the anticipated approval of the first gene therapy in the United States aimed at treating a rare form of blindness through an injection behind the eye to improve functional vision. The biotech industry has also made great strides in oncology and continues to innovate with therapies that help individual immune systems attack and kill cancer cells in patients once thought to have little hope of a cure. Two current portfolio holdings which are pioneers in these innovative spaces are Bluebird Bio and Spark Therapeutics. While the potential exists for significant future profits through life saving drugs and therapies, most of these companies are not yet profitable. Therefore, risk management is essential when investing in biotech companies, and we believe the Fund owns a well-diversified basket of potential block busters.
Other contributors and detractors
The Fund’s top contributors were technology-related holdings. Veeva Systems, which pioneered cloud-based software for the sales and marketing functions of companies specifically in the life sciences industry, gained significant ground. The company has demonstrated the ability to expand its total addressable markets by building on its core competencies and innovating with new products and services. Of late, Veeva Systems has developed a cloud enterprise content management platform called Vault and a suite of applications for areas such as clinical trial management and the management of quality processes and content. This latest application has the potential to extend Veeva’s reach beyond the life sciences industry, raising our
4	Columbia Small Cap Growth Fund I | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
estimate of the company’s long-term profit potential. Paycom Software also contributed strongly to the Fund’s results. Paycom offers payroll management software to small and mid-sized businesses that don’t need many of the services offered by larger payroll providers. The simplicity of Paycom’s offerings has allowed the company to create a lower cost sales and support structure, which has led to both expanded market share and a solidly profitable business model. We see the potential for added growth and continue to hold the stock. The year’s biggest contributor was Shopify, an end-to-end solution provider for small and medium eCommerce merchants. Shopify’s cloud-based platform does 80% of the functions needed by small businesses to create and operate a virtual storefront, including inventory management, payment processing, and shipping. The company’s focus on affordability and ease of use have allowed them to displace more expensive competitors. A network of developers that create additional services have helped fulfill the remaining 20% of functions required by their customers. We took profits and sold the stock as it exceeded our estimate of fair value and grew well beyond the Fund’s market capitalization parameters.
In a year of few disappointments, Ellie Mae, a leading provider of software solutions and services for the residential mortgage industry, was a notable detractor from performance. After an unanticipated drop-off in mortgage refinance applications caused disruption across the industry, Ellie Mae lowered revenue and earnings estimates and the stock pulled back. However, we continue to believe in the company’s long-term prospects because it lowers origination costs and reduces time to close for mortgage origination customers. By streamlining steps that have historically been siloed from the beginning of the application process to the final approval, Ellie Mae has gained market share and incumbency: Once the company’s software is integrated into a customer’s core processes, the value of adding more and more of its tools often becomes compelling. We believe Ellie Mae’s digital first-to-scale advantage offers expansion potential, and we added to the Fund’s position on the most recent pullback.
Investments in the oil service industry also detracted from Fund results during the period. Most if not all of these stocks are in the Fund’s special situations bucket, because they lack industry and business model characteristics that we believe are conducive to long-term value creation. We maintain this bucket, typically accounting for zero to 15% of the portfolio, for the opportunity it offers to invest in companies that we believe provide excellent risk/reward potential and for the diversification and balance they may provide to the overall portfolio. However, this year our timing was wrong. The U.S. shale boom, powered by technological innovation that has outpaced expectations for most in the marketplace, is changing the way investors think about business values in this sector of the economy, and oil service companies have been hurt by this shift.
At period end
At the end of the 12-month period, the Fund was heavily weighted toward companies that we judge to be in the sweet spot of their profit life cycles, with one or more of the core competitive advantages we seek. The dollar-weighted market cap of the Fund overall is slightly higher than normal, primarily the result of the success of key holdings that have grown in size. As always, we plan to harvest gains when a stock reaches or exceeds our estimate of fair value.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Small Cap Growth Fund I | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2017 — August 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,100.70	1,018.40	7.15	6.87	1.35
Class C	1,000.00	1,000.00	1,096.60	1,014.62	11.10	10.66	2.10
Class K	1,000.00	1,000.00	1,101.20	1,018.90	6.62	6.36	1.25
Class R	1,000.00	1,000.00	1,099.00	1,017.14	8.47	8.13	1.60
Class R4	1,000.00	1,000.00	1,101.50	1,019.66	5.83	5.60	1.10
Class R5	1,000.00	1,000.00	1,102.30	1,020.11	5.35	5.14	1.01
Class Y	1,000.00	1,000.00	1,103.10	1,020.42	5.04	4.84	0.95
Class Z	1,000.00	1,000.00	1,101.60	1,019.66	5.83	5.60	1.10
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Small Cap Growth Fund I | Annual Report 2017

Portfolio of Investments
August 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 98.7%
Issuer	Shares	Value ($)
Consumer Discretionary 18.2%
Auto Components 1.2%
LCI Industries	54,200	5,354,960
Hotels, Restaurants & Leisure 6.7%
Extended Stay America, Inc.	200,137	3,920,684
Hilton Grand Vacations, Inc.(a)	144,000	5,220,000
Papa John’s International, Inc.	36,996	2,766,931
Six Flags Entertainment Corp.	214,638	11,712,795
Wingstop, Inc.	167,709	5,435,449
Total		29,055,859
Household Durables 0.8%
TopBuild Corp.(a)	56,400	3,347,340
Internet & Direct Marketing Retail 3.0%
Liberty Expedia Holdings, Inc., Class A(a)	152,200	8,323,818
Nutrisystem, Inc.	44,800	2,432,640
TripAdvisor, Inc.(a)	54,300	2,320,239
Total		13,076,697
Media 1.4%
Lions Gate Entertainment Corp., Class B(a)	91,220	2,560,545
Nexstar Broadcasting Group, Inc., Class A	60,290	3,629,458
Total		6,190,003
Multiline Retail 1.7%
Ollie’s Bargain Outlet Holdings, Inc.(a)	176,400	7,382,340
Specialty Retail 3.4%
Camping World Holdings, Inc., Class A	143,500	5,273,625
Floor & Decor Holdings, Inc.(a)	74,369	2,672,822
Michaels Companies, Inc. (The)(a)	164,700	3,697,515
Party City Holdco, Inc.(a)	210,900	2,942,055
Total		14,586,017
Total Consumer Discretionary		78,993,216
Consumer Staples 1.1%
Beverages 0.4%
Coca-Cola Bottling Co. Consolidated	8,200	1,751,438
Household Products 0.7%
Central Garden & Pet Co.(a)	90,400	3,186,600
Total Consumer Staples		4,938,038
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 1.5%
Energy Equipment & Services 0.9%
Matrix Service Co.(a)	198,400	2,351,040
NCS Multistage Holdings, Inc.(a)	74,692	1,475,914
Total		3,826,954
Oil, Gas & Consumable Fuels 0.6%
RSP Permian, Inc.(a)	86,700	2,720,646
Total Energy		6,547,600
Financials 6.9%
Banks 1.9%
Home Bancshares, Inc.	353,700	8,244,747
Capital Markets 1.5%
MarketAxess Holdings, Inc.	24,000	4,630,800
Pzena Investment Management, Inc., Class A	175,953	1,741,935
Total		6,372,735
Thrifts & Mortgage Finance 3.5%
LendingTree, Inc.(a)	50,700	11,709,165
WSFS Financial Corp.	81,500	3,643,050
Total		15,352,215
Total Financials		29,969,697
Health Care 23.1%
Biotechnology 7.0%
ACADIA Pharmaceuticals, Inc.(a)	39,886	1,420,340
Alder Biopharmaceuticals, Inc.(a)	172,202	1,687,579
Axovant Sciences Ltd.(a)	27,248	544,960
bluebird bio, Inc.(a)	27,422	3,423,637
Blueprint Medicines Corp.(a)	19,800	1,073,556
Clovis Oncology, Inc.(a)	27,100	2,061,497
Dynavax Technologies Corp.(a)	74,977	1,345,837
Insmed, Inc.(a)	42,600	529,092
Intercept Pharmaceuticals, Inc.(a)	8,500	991,185
Jounce Therapeutics, Inc.(a)	68,203	1,158,769
Keryx Biopharmaceuticals, Inc.(a)	223,071	1,608,342
Loxo Oncology, Inc.(a)	22,200	1,851,480
NewLink Genetics Corp.(a)	93,800	761,656
OncoMed Pharmaceuticals, Inc.(a)	232,200	1,154,034
Ovid Therapeutics, Inc.(a)	35,921	338,376
Puma Biotechnology, Inc.(a)	29,200	2,701,000

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Annual Report 2017	7

Portfolio of Investments  (continued)
August 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Ra Pharmaceuticals, Inc.(a)	36,444	547,024
Sage Therapeutics, Inc.(a)	14,800	1,217,300
Spark Therapeutics, Inc.(a)	27,390	2,255,019
TESARO, Inc.(a)	22,348	2,886,021
vTv Therapeutics, Inc., Class A(a)	162,223	880,871
Total		30,437,575
Health Care Equipment & Supplies 5.3%
ABIOMED, Inc.(a)	21,761	3,281,559
Cantel Medical Corp.	55,000	4,468,750
Neogen Corp.(a)	111,200	7,661,680
West Pharmaceutical Services, Inc.	88,000	7,659,520
Total		23,071,509
Health Care Providers & Services 3.2%
BioTelemetry, Inc.(a)	87,800	3,261,770
Chemed Corp.	20,583	4,060,820
Tivity Health, Inc.(a)	167,100	6,550,320
Total		13,872,910
Health Care Technology 2.8%
HealthStream, Inc.(a)	74,300	1,745,307
Veeva Systems Inc., Class A(a)	173,300	10,311,350
Total		12,056,657
Life Sciences Tools & Services 2.0%
INC Research Holdings, Inc. Class A(a)	73,000	4,285,100
Pra Health Sciences, Inc.(a)	55,800	4,318,920
Total		8,604,020
Pharmaceuticals 2.8%
Aerie Pharmaceuticals, Inc.(a)	33,593	1,926,559
GW Pharmaceuticals PLC, ADR(a)	7,900	835,978
Medicines Co. (The)(a)	31,000	1,137,390
Pacira Pharmaceuticals, Inc.(a)	64,000	2,438,400
Prestige Brands Holdings, Inc.(a)	98,300	4,984,793
Supernus Pharmaceuticals, Inc.(a)	23,600	1,080,880
Total		12,404,000
Total Health Care		100,446,671
Industrials 15.7%
Aerospace & Defense 1.1%
Teledyne Technologies, Inc.(a)	31,222	4,685,173
Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines 0.6%
Copa Holdings SA, Class A	21,400	2,655,098
Building Products 0.9%
Continental Building Product(a)	71,300	1,736,155
Trex Co., Inc.(a)	28,300	2,150,800
Total		3,886,955
Commercial Services & Supplies 2.8%
ARC Document Solutions, Inc.(a)	522,389	1,844,033
Casella Waste Systems, Inc., Class A(a)	123,300	2,072,673
Deluxe Corp.	57,000	3,952,950
Heritage-Crystal Clean, Inc.(a)	223,570	4,359,615
Total		12,229,271
Electrical Equipment 0.6%
Generac Holdings, Inc.(a)	66,676	2,692,377
Machinery 4.2%
Mueller Water Products, Inc., Class A	224,800	2,695,352
Proto Labs, Inc.(a)	54,200	3,891,560
Sun Hydraulics Corp.	157,000	7,521,870
Terex Corp.	102,700	3,959,085
Total		18,067,867
Professional Services 2.0%
Wageworks, Inc.(a)	147,200	8,677,440
Road & Rail 1.1%
Landstar System, Inc.	24,100	2,249,735
Saia, Inc.(a)	43,800	2,476,890
Total		4,726,625
Trading Companies & Distributors 2.4%
DXP Enterprises, Inc.(a)	113,800	3,082,842
Watsco, Inc.	49,500	7,294,320
Total		10,377,162
Total Industrials		67,997,968
Information Technology 25.5%
Communications Equipment 1.1%
Lumentum Holdings, Inc.(a)	85,100	4,837,935
Electronic Equipment, Instruments & Components 2.3%
Coherent, Inc.(a)	42,600	9,939,432

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Growth Fund I | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet Software & Services 4.6%
Five9, Inc.(a)	146,300	3,145,450
Match Group, Inc.(a)	357,535	7,776,386
MINDBODY, Inc., Class A(a)	83,900	1,984,235
TrueCar, Inc.(a)	252,900	4,286,655
Wix.com Ltd.(a)	46,200	3,007,620
Total		20,200,346
IT Services 1.9%
EPAM Systems, Inc.(a)	48,329	3,930,598
Euronet Worldwide, Inc.(a)	43,502	4,274,941
Total		8,205,539
Semiconductors & Semiconductor Equipment 3.3%
MKS Instruments, Inc.	78,800	6,489,180
Nanometrics, Inc.(a)	134,800	3,476,492
Silicon Laboratories, Inc.(a)	55,800	4,235,220
Total		14,200,892
Software 12.3%
Blackbaud, Inc.	100,500	8,483,205
Callidus Software, Inc.(a)	170,300	4,385,225
CyberArk Software Ltd.(a)	51,658	2,066,837
Ellie Mae, Inc.(a)	99,000	8,215,020
Everbridge, Inc.(a)	183,100	4,242,427
Fair Isaac Corp.	65,100	9,163,476
Paycom Software, Inc.(a)	150,813	11,252,158
PROS Holdings, Inc.(a)	76,500	2,015,010
RealPage, Inc.(a)	78,100	3,366,110
Total		53,189,468
Total Information Technology		110,573,612
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 2.6%
Chemicals 1.0%
Ingevity Corp.(a)	67,100	4,225,287
Construction Materials 1.2%
Summit Materials, Inc., Class A(a)	107,800	3,184,412
US Concrete, Inc.(a)	27,100	2,169,355
Total		5,353,767
Paper & Forest Products 0.4%
Neenah Paper, Inc.	20,700	1,599,075
Total Materials		11,178,129
Real Estate 4.1%
Equity Real Estate Investment Trusts (REITS) 4.1%
Coresite Realty Corp.	71,300	8,467,588
DuPont Fabros Technology, Inc.	70,000	4,505,200
STORE Capital Corp.	184,004	4,670,022
Total		17,642,810
Total Real Estate		17,642,810
Total Common Stocks (Cost $370,153,613)		428,287,741

Money Market Funds 4.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.146%(b),(c)	17,335,056	17,335,056
Total Money Market Funds (Cost $17,334,979)		17,335,056
Total Investments (Cost: $387,488,592)		445,622,797
Other Assets & Liabilities, Net		(11,756,867)
Net Assets		433,865,930

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Net change in unrealized appreciation (depreciation) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.146%	15,636,168	254,701,884	(253,002,996)	17,335,056	843	77	66,028	17,335,056
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Annual Report 2017	9

Portfolio of Investments  (continued)
August 31, 2017
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	78,993,216	—	—	—	78,993,216
Consumer Staples	4,938,038	—	—	—	4,938,038
Energy	6,547,600	—	—	—	6,547,600
Financials	29,969,697	—	—	—	29,969,697
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Growth Fund I | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Health Care	100,446,671	—	—	—	100,446,671
Industrials	67,997,968	—	—	—	67,997,968
Information Technology	110,573,612	—	—	—	110,573,612
Materials	11,178,129	—	—	—	11,178,129
Real Estate	17,642,810	—	—	—	17,642,810
Total Common Stocks	428,287,741	—	—	—	428,287,741
Money Market Funds	—	—	—	17,335,056	17,335,056
Total Investments	428,287,741	—	—	17,335,056	445,622,797
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Annual Report 2017	11

Statement of Assets and Liabilities
August 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$370,153,613
Investments in affiliated issuers, at cost	17,334,979
Investments in unaffiliated issuers, at value	428,287,741
Investments in affiliated issuers, at value	17,335,056
Receivable for:
Investments sold	5,780,943
Capital shares sold	222,619
Regulatory settlements (Note 6)	2,181,933
Dividends	285,067
Expense reimbursement due from Investment Manager	204
Prepaid expenses	2,916
Trustees’ deferred compensation plan	92,252
Total assets	454,188,731
Liabilities
Payable for:
Investments purchased	19,700,118
Capital shares purchased	379,280
Management services fees	10,229
Distribution and/or service fees	1,632
Transfer agent fees	49,575
Plan administration fees	11
Compensation of board members	29,854
Compensation of chief compliance officer	30
Other expenses	59,820
Trustees’ deferred compensation plan	92,252
Total liabilities	20,322,801
Net assets applicable to outstanding capital stock	$433,865,930
Represented by
Paid in capital	322,961,594
Excess of distributions over net investment income	(121,599)
Accumulated net realized gain	52,891,730
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	58,134,128
Investments - affiliated issuers	77
Total - representing net assets applicable to outstanding capital stock	$433,865,930
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Growth Fund I | Annual Report 2017

Statement of Assets and Liabilities  (continued)
August 31, 2017
Class A
Net assets	$189,019,456
Shares outstanding	9,711,642
Net asset value per share	$19.46
Maximum offering price per share(a)	$20.65
Class C
Net assets	$12,280,775
Shares outstanding	751,119
Net asset value per share	$16.35
Class K
Net assets	$48,820
Shares outstanding	2,401
Net asset value per share(b)	$20.34
Class R
Net assets	$1,387,048
Shares outstanding	72,614
Net asset value per share	$19.10
Class R4
Net assets	$1,734,480
Shares outstanding	81,124
Net asset value per share	$21.38
Class R5
Net assets	$15,478,008
Shares outstanding	748,462
Net asset value per share	$20.68
Class Y
Net assets	$54,573,754
Shares outstanding	2,614,743
Net asset value per share	$20.87
Class Z
Net assets	$159,343,589
Shares outstanding	7,775,941
Net asset value per share	$20.49

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Annual Report 2017	13

Statement of Operations
Year Ended August 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$2,387,526
Dividends — affiliated issuers	66,028
Foreign taxes withheld	(2,519)
Total income	2,451,035
Expenses:
Management services fees	3,547,326
Distribution and/or service fees
Class A	444,679
Class B(a)	3,408
Class C	129,421
Class R	7,051
Transfer agent fees
Class A	366,967
Class B(a)	716
Class C	26,735
Class I(b)	879
Class K	26
Class R	2,909
Class R4	3,721
Class R5	8,728
Class Y	2,428
Class Z	313,271
Plan administration fees
Class K	110
Compensation of board members	26,766
Custodian fees	11,774
Printing and postage fees	61,518
Registration fees	144,621
Audit fees	39,190
Legal fees	11,687
Compensation of chief compliance officer	176
Other	(18,848)
Total expenses	5,135,259
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(186,196)
Expense reduction	(7,628)
Total net expenses	4,941,435
Net investment loss	(2,490,400)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	63,979,088
Investments — affiliated issuers	843
Foreign currency translations	(6,076)
Net realized gain	63,973,855
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	21,727,732
Investments — affiliated issuers	77
Net change in unrealized appreciation (depreciation)	21,727,809
Net realized and unrealized gain	85,701,664
Net increase in net assets resulting from operations	$83,211,264

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Growth Fund I | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended August 31, 2017	Year Ended August 31, 2016
Operations
Net investment loss	$(2,490,400)	$(2,084,470)
Net realized gain	63,973,855	42,104,386
Net change in unrealized appreciation (depreciation)	21,727,809	(30,307,187)
Net increase in net assets resulting from operations	83,211,264	9,712,729
Distributions to shareholders
Net realized gains
Class A	(14,427,569)	(72,930,525)
Class B(a)	(44,363)	(535,408)
Class C	(1,163,801)	(6,640,363)
Class I(b)	(2,897,417)	(17,350,522)
Class K	(3,329)	(15,137)
Class R	(114,255)	(633,899)
Class R4	(102,953)	(24,586)
Class R5	(1,024,280)	(4,433,879)
Class Y	(878,940)	(1,637,722)
Class Z	(11,918,433)	(72,031,076)
Total distributions to shareholders	(32,575,340)	(176,233,117)
Increase (decrease) in net assets from capital stock activity	(21,467,841)	67,977,819
Total increase (decrease) in net assets	29,168,083	(98,542,569)
Net assets at beginning of year	404,697,847	503,240,416
Net assets at end of year	$433,865,930	$404,697,847
Excess of distributions over net investment income	$(121,599)	$(269,002)

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Annual Report 2017	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2017		August 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(a)
Subscriptions (b)	811,805	14,645,816	925,241	16,390,137
Distributions reinvested	729,371	12,326,375	3,749,664	61,831,964
Redemptions	(1,902,417)	(33,806,184)	(2,043,290)	(37,190,673)
Net increase (decrease)	(361,241)	(6,833,993)	2,631,615	41,031,428
Class B(a)
Subscriptions	346	5,073	994	14,049
Distributions reinvested	3,059	43,649	36,088	509,928
Redemptions (b)	(43,256)	(659,312)	(58,247)	(877,652)
Net decrease	(39,851)	(610,590)	(21,165)	(353,675)
Class C
Subscriptions	100,035	1,497,300	122,960	1,757,444
Distributions reinvested	69,775	995,689	388,145	5,484,490
Redemptions	(313,530)	(4,765,688)	(292,268)	(4,333,207)
Net increase (decrease)	(143,720)	(2,272,699)	218,837	2,908,727
Class I(c)
Subscriptions	43,255	822,084	878,398	12,836,923
Distributions reinvested	160,073	2,897,317	988,033	17,349,866
Redemptions	(2,259,882)	(42,472,598)	(1,535,272)	(26,500,342)
Net increase (decrease)	(2,056,554)	(38,753,197)	331,159	3,686,447
Class K
Distributions reinvested	183	3,222	840	14,414
Redemptions	—	—	(104)	(1,727)
Net increase	183	3,222	736	12,687
Class R
Subscriptions	17,930	317,936	17,461	294,244
Distributions reinvested	6,697	111,302	38,002	617,158
Redemptions	(31,788)	(565,314)	(38,889)	(648,742)
Net increase (decrease)	(7,161)	(136,076)	16,574	262,660
Class R4
Subscriptions	303,976	6,141,909	74,301	1,321,381
Distributions reinvested	5,550	102,842	1,328	23,840
Redemptions	(296,444)	(6,073,632)	(9,993)	(168,286)
Net increase	13,082	171,119	65,636	1,176,935
Class R5
Subscriptions	204,966	3,869,035	106,776	2,080,423
Distributions reinvested	57,184	1,024,165	254,923	4,433,117
Redemptions	(153,897)	(2,943,144)	(148,110)	(2,712,836)
Net increase	108,253	1,950,056	213,589	3,800,704
Class Y(c)
Subscriptions	2,499,742	47,382,582	218,139	4,024,602
Distributions reinvested	48,634	878,821	93,379	1,636,936
Redemptions	(289,616)	(5,596,085)	(90,892)	(1,509,786)
Net increase	2,258,760	42,665,318	220,626	4,151,752
Class Z
Subscriptions	1,181,510	22,327,660	763,065	14,208,749
Distributions reinvested	645,571	11,465,341	3,817,872	65,896,476
Redemptions	(2,756,842)	(51,444,002)	(3,592,004)	(68,805,071)
Net increase (decrease)	(929,761)	(17,651,001)	988,933	11,300,154
Total net increase (decrease)	(1,158,010)	(21,467,841)	4,666,540	67,977,819

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Growth Fund I | Annual Report 2017

Statement of Changes in Net Assets   (continued)
(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net realized gains
Class A
8/31/2017	$17.29	(0.13)	3.78	3.65	(1.48)
8/31/2016	$27.22	(0.11) (e)	0.40	0.29	(10.22)
8/31/2015	$29.40	(0.27)	3.09	2.82	(5.11)
8/31/2014	$33.32	(0.28)	1.71	1.43	(5.35)
8/31/2013	$29.55	(0.23)	6.90	6.67	(2.90)
Class C
8/31/2017	$14.74	(0.23)	3.20	2.97	(1.36)
8/31/2016	$24.87	(0.21) (e)	0.30	0.09	(10.22)
8/31/2015	$27.47	(0.44)	2.85	2.41	(5.11)
8/31/2014	$31.44	(0.49)	1.62	1.13	(5.10)
8/31/2013	$28.19	(0.41)	6.51	6.10	(2.85)
Class K
8/31/2017	$18.01	(0.12)	3.95	3.83	(1.50)
8/31/2016	$27.89	(0.09) (e)	0.43	0.34	(10.22)
8/31/2015	$29.95	(0.23)	3.16	2.93	(5.11)
8/31/2014	$33.85	(0.24)	1.74	1.50	(5.40)
8/31/2013 (h)	$29.28	(0.11)	4.68	4.57	—
Class R
8/31/2017	$17.00	(0.17)	3.71	3.54	(1.44)
8/31/2016	$26.99	(0.16) (e)	0.39	0.23	(10.22)
8/31/2015	$29.25	(0.33)	3.07	2.74	(5.11)
8/31/2014	$33.18	(0.36)	1.70	1.34	(5.27)
8/31/2013	$29.47	(0.35)	6.93	6.58	(2.87)
Class R4
8/31/2017	$18.86	(0.09)	4.13	4.04	(1.52)
8/31/2016	$28.69	(0.03) (e)	0.42	0.39	(10.22)
8/31/2015	$30.64	(0.20)	3.24	3.04	(5.11)
8/31/2014	$34.52	(0.23)	1.78	1.55	(5.43)
8/31/2013 (j)	$29.37	(0.18)	8.25	8.07	(2.92)
Class R5
8/31/2017	$18.28	(0.07)	4.01	3.94	(1.54)
8/31/2016	$28.11	(0.04) (e)	0.43	0.39	(10.22)
8/31/2015	$30.09	(0.16)	3.17	3.01	(5.11)
8/31/2014	$33.90	(0.14)	1.80	1.66	(5.48)
8/31/2013 (l)	$29.28	(0.07)	4.69	4.62	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Growth Fund I | Annual Report 2017

Total distributions to shareholders	Reimbursement from affiliate	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.48)	—	—	$19.46	22.42%	1.39% (c)	1.34% (c),(d)	(0.74%)	174%	$189,019
(10.22)	—	—	$17.29	2.88%	1.41% (f)	1.36% (d),(f)	(0.62%)	142%	$174,183
(5.11)	—	0.11	$27.22	11.87% (g)	1.36%	1.36% (d)	(0.98%)	117%	$202,566
(5.35)	—	—	$29.40	3.35%	1.30% (f)	1.30% (d),(f)	(0.88%)	148%	$216,670
(2.90)	—	—	$33.32	25.12%	1.31%	1.31% (d)	(0.74%)	104%	$254,055

(1.36)	—	—	$16.35	21.48%	2.14% (c)	2.09% (c),(d)	(1.49%)	174%	$12,281
(10.22)	—	—	$14.74	2.12%	2.16% (f)	2.12% (d),(f)	(1.37%)	142%	$13,187
(5.11)	—	0.10	$24.87	11.07% (g)	2.11%	2.11% (d)	(1.72%)	117%	$16,810
(5.10)	—	—	$27.47	2.57%	2.05% (f)	2.05% (d),(f)	(1.63%)	148%	$18,762
(2.85)	—	—	$31.44	24.20%	2.06%	2.06% (d)	(1.42%)	104%	$22,685

(1.50)	—	—	$20.34	22.54%	1.25% (c)	1.24% (c)	(0.64%)	174%	$49
(10.22)	—	—	$18.01	3.02%	1.24% (f)	1.24% (f)	(0.48%)	142%	$40
(5.11)	—	0.12	$27.89	12.08% (g)	1.21%	1.21%	(0.83%)	117%	$41
(5.40)	—	—	$29.95	3.51%	1.16% (f)	1.16% (f)	(0.74%)	148%	$37
—	—	—	$33.85	15.61%	1.16% (i)	1.16% (i)	(0.68%) (i)	104%	$48

(1.44)	—	—	$19.10	22.10%	1.64% (c)	1.59% (c),(d)	(0.99%)	174%	$1,387
(10.22)	—	—	$17.00	2.61%	1.66% (f)	1.62% (d),(f)	(0.88%)	142%	$1,356
(5.11)	—	0.11	$26.99	11.63% (g)	1.61%	1.61% (d)	(1.22%)	117%	$1,706
(5.27)	—	—	$29.25	3.08%	1.55% (f)	1.55% (d),(f)	(1.13%)	148%	$2,500
(2.87)	—	—	$33.18	24.85%	1.56%	1.56% (d)	(1.11%)	104%	$3,650

(1.52)	—	—	$21.38	22.68%	1.12% (c)	1.09% (c),(d)	(0.46%)	174%	$1,734
(10.22)	—	—	$18.86	3.15%	1.16% (f)	1.10% (d),(f)	(0.16%)	142%	$1,283
(5.11)	—	0.12	$28.69	12.18% (g)	1.10%	1.10% (d)	(0.68%)	117%	$69
(5.43)	—	—	$30.64	3.59%	1.04% (f)	1.04% (d),(f)	(0.67%)	148%	$167
(2.92)	—	—	$34.52	30.11%	1.09% (i)	1.09% (d),(i)	(0.67%) (i)	104%	$818

(1.54)	—	—	$20.68	22.87%	1.00% (c)	0.99% (c)	(0.39%)	174%	$15,478
(10.22)	—	—	$18.28	3.24%	0.99% (f)	0.99% (f)	(0.23%)	142%	$11,704
(5.11)	—	0.12	$28.11	12.33% (g)	0.96%	0.96%	(0.58%)	117%	$11,990
(5.48)	0.01	—	$30.09	4.07% (k)	0.91% (f)	0.91% (f)	(0.46%)	148%	$721
—	—	—	$33.90	15.78%	0.93% (i)	0.93% (i)	(0.41%) (i)	104%	$1,145
Columbia Small Cap Growth Fund I | Annual Report 2017	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net realized gains
Class Y
8/31/2017	$18.43	(0.07)	4.06	3.99	(1.55)
8/31/2016	$28.24	(0.03) (e)	0.44	0.41	(10.22)
8/31/2015	$30.19	(0.14)	3.18	3.04	(5.11)
8/31/2014	$34.09	(0.14)	1.73	1.59	(5.49)
8/31/2013	$30.08	(0.04)	6.99	6.95	(2.94)
Class Z
8/31/2017	$18.13	(0.09)	3.97	3.88	(1.52)
8/31/2016	$27.98	(0.07) (e)	0.44	0.37	(10.22)
8/31/2015	$30.01	(0.20)	3.16	2.96	(5.11)
8/31/2014	$33.91	(0.21)	1.74	1.53	(5.43)
8/31/2013	$29.98	(0.10)	6.95	6.85	(2.92)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

	Class A	Class C	Class K	Class R	Class R4	Class R5	Class Z
08/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year ended	Class A	Class C	Class I	Class K	Class R	Class R4	Class R5	Class Y	Class Z
08/31/2016	$ 0.04	$ 0.03	$ 0.04	$ 0.04	$ 0.04	$ 0.07	$ 0.05	$ 0.05	$ 0.04

(f)	Ratios include line of credit interest expense which is less than 0.01%.
(g)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.39%.
(h)	Class K shares commenced operations on February 28, 2013. Per share data and total return reflect activity from that date.
(i)	Annualized.
(j)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(k)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.05%.
(l)	Class R5 shares commenced operations on February 28, 2013. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Growth Fund I | Annual Report 2017

Total distributions to shareholders	Reimbursement from affiliate	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.55)	—	—	$20.87	22.96%	0.96% (c)	0.94% (c)	(0.38%)	174%	$54,574
(10.22)	—	—	$18.43	3.30%	0.94% (f)	0.94% (f)	(0.14%)	142%	$6,562
(5.11)	—	0.12	$28.24	12.38% (g)	0.90%	0.90%	(0.50%)	117%	$3,823
(5.49)	—	—	$30.19	3.78%	0.86% (f)	0.86% (f)	(0.43%)	148%	$4,491
(2.94)	—	—	$34.09	25.70%	0.87%	0.87%	(0.14%)	104%	$14,817

(1.52)	—	—	$20.49	22.72%	1.14% (c)	1.09% (c),(d)	(0.49%)	174%	$159,344
(10.22)	—	—	$18.13	3.15%	1.15% (f)	1.12% (d),(f)	(0.38%)	142%	$157,826
(5.11)	—	0.12	$27.98	12.16% (g)	1.11%	1.11% (d)	(0.69%)	117%	$215,938
(5.43)	—	—	$30.01	3.61%	1.05% (f)	1.05% (d),(f)	(0.64%)	148%	$693,432
(2.92)	—	—	$33.91	25.42%	1.07%	1.06% (d)	(0.34%)	104%	$1,002,689
Columbia Small Cap Growth Fund I | Annual Report 2017	21

Notes to Financial Statements
August 31, 2017
Note 1. Organization
Columbia Small Cap Growth Fund I (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
The Fund no longer accepts investments by new or existing investors in Class I shares. Class I shares, when available, were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Effective November 1, 2017, Class R4 shares will be renamed Advisor Class shares.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Effective November 1, 2017, Class R5 shares will be renamed Institutional 2 Class shares.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Effective November 1, 2017, Class Y shares will be renamed Institutional 3 Class shares.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Effective November 1, 2017, Class Z shares will be renamed Institutional Class shares.
22	Columbia Small Cap Growth Fund I | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to other expenses on the Statement of Operations. All fee waivers and expense reimbursements by Columbia Management Investment Advisers, LLC and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Small Cap Growth Fund I | Annual Report 2017	23

Notes to Financial Statements  (continued)
August 31, 2017
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
24	Columbia Small Cap Growth Fund I | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2017 was 0.87% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Columbia Small Cap Growth Fund I | Annual Report 2017	25

Notes to Financial Statements  (continued)
August 31, 2017
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class K and Class R5 shares and 0.025% for Class I and Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class K and Class R5 shares and Class I and Class Y shares did not pay transfer agency fees.
For the year ended August 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.21
Class B	0.19 (a),(b)
Class C	0.21
Class I	0.00 (b),(c)
Class K	0.06
Class R	0.21
Class R4	0.20
Class R5	0.06
Class Y	0.01
Class Z	0.21

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
26	Columbia Small Cap Growth Fund I | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
The lease and the Guaranty expire in January 2019. At August 31, 2017, the Fund’s total potential future obligation over the life of the Guaranty is $9,541. The liability remaining at August 31, 2017 for non-recurring charges associated with the lease amounted to $6,504 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $7,628.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a service fee or distribution fee for Class B shares.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended August 31, 2017, if any, are listed below:
Amount ($)
Class A	65,677
Class B	29
Class C	485
Columbia Small Cap Growth Fund I | Annual Report 2017	27

Notes to Financial Statements  (continued)
August 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2017 through December 31, 2017	Prior to January 1, 2017
Class A	1.35%	1.35%
Class C	2.10	2.10
Class K	1.265	1.24
Class R	1.60	1.60
Class R4	1.10	1.10
Class R5	1.015	0.99
Class Y	0.965	0.94
Class Z	1.10	1.10
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, trustees’ deferred compensation, foreign currency transactions and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
2,637,803	(2,637,777)	(26)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
28	Columbia Small Cap Growth Fund I | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
The tax character of distributions paid during the years indicated was as follows:
August 31, 2017			August 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
4,084,543	28,490,797	32,575,340	27,509,416	148,723,701	176,233,117
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
39,137,994	14,604,806	—	57,283,135
At August 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
388,339,662	68,608,109	(11,324,974)	57,283,135
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $695,050,947 and $744,917,132, respectively, for the year ended August 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Regulatory settlements
During the year end August 31, 2015, the Fund recorded a receivable of $2,181,933 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against a third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding) and is disclosed as a receivable on the Statement of Assets and Liabilities.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Small Cap Growth Fund I | Annual Report 2017	29

Notes to Financial Statements  (continued)
August 31, 2017
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended August 31, 2017.
Note 9. Significant risks
Health care sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Shareholder concentration risk
At August 31, 2017, affiliated shareholders of record owned 19.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and Technology-related Investment Risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
30	Columbia Small Cap Growth Fund I | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Small Cap Growth Fund I | Annual Report 2017	31

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Small Cap Growth Fund I
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Growth Fund I (the “Fund”, a series of Columbia Funds Series Trust I) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers and transfer agent provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Minneapolis, MN
October 20, 2017
32	Columbia Small Cap Growth Fund I | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
61.17%	59.14%	$21,373,553
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Small Cap Growth Fund I | Annual Report 2017	33

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
34	Columbia Small Cap Growth Fund I | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Columbia Small Cap Growth Fund I | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
36	Columbia Small Cap Growth Fund I | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Small Cap Growth Fund I | Annual Report 2017	37

Board Consideration and Approval of Management
Agreement
On June 14, 2017, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Small Cap Growth Fund I (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 27, 2017, April 26, 2017 and June 13, 2017 and at Board meetings held on March 28, 2017 and June 14, 2017. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2017, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 14, 2017, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2018 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
38	Columbia Small Cap Growth Fund I | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2016, the Fund’s performance was in the twenty-seventh, fifty-third and sixty-fifth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.
Columbia Small Cap Growth Fund I | Annual Report 2017	39

Board Consideration and Approval of Management
Agreement  (continued)
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2016, the Fund’s actual management fee and net total expense ratio are both ranked in the third quintile (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, warranted the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2016 to profitability levels realized in 2015. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
40	Columbia Small Cap Growth Fund I | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Small Cap Growth Fund I | Annual Report 2017	41

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
42	Columbia Small Cap Growth Fund I | Annual Report 2017

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Columbia Small Cap Growth Fund I
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN226_08_G01_(10/17)

Annual Report
August 31, 2017
Columbia Global Dividend Opportunity Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Global Dividend Opportunity Fund   |  Annual Report 2017

Columbia Global Dividend Opportunity Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Global Dividend Opportunity Fund (the Fund) seeks total return, consisting of current income and capital appreciation.
Portfolio management
Jonathan Crown
Manager
Managed Fund since 2016
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	10.48	6.20	3.29
	Including sales charges		4.13	4.94	2.68
Class C	Excluding sales charges	10/13/03	9.60	5.42	2.52
	Including sales charges		8.60	5.42	2.52
Class R*		09/27/10	10.16	5.94	3.03
Class R4*		03/19/13	10.73	6.47	3.55
Class R5*		01/08/14	10.92	6.60	3.61
Class T*	Excluding sales charges	09/27/10	10.42	6.24	3.34
	Including sales charges		7.65	5.70	3.08
Class Y*		07/15/09	10.95	6.70	3.71
Class Z		11/09/00	10.72	6.46	3.55
MSCI ACWI High Dividend Yield Index (Net)			13.20	8.22	3.44
MSCI ACWI (Net)			17.11	10.46	4.23
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were not subject to sales charges. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The MSCI ACWI High Dividend Yield Index (Net) includes large and mid-cap stocks across 23 developed market countries. The index is designed to reflect the performance of equities selected from the MSCI World Index with higher than average dividend yields that are both sustainable and persistent.
The MSCI ACWI (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI High Dividend Yield Index (Net) and the MSCI ACWI (Net) which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Global Dividend Opportunity Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2007 — August 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2017)
Deutsche Telekom AG, Registered Shares (Germany)	2.8
British American Tobacco PLC (United Kingdom)	2.6
Pfizer, Inc. (United States)	2.5
Unilever NV-CVA (Netherlands)	2.4
Cisco Systems, Inc. (United States)	2.3
UBS AG (Switzerland)	2.3
Coca-Cola Co. (The) (United States)	2.3
Manulife Financial Corp. (Canada)	2.2
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	2.2
Royal Dutch Shell PLC, Class A (United Kingdom)	1.9
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at August 31, 2017)
Consumer Discretionary	10.1
Consumer Staples	13.5
Energy	8.3
Financials	19.5
Health Care	10.7
Industrials	6.4
Information Technology	11.6
Materials	9.9
Real Estate	1.7
Telecommunication Services	5.8
Utilities	2.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Global Dividend Opportunity Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Country breakdown (%) (at August 31, 2017)
Australia	5.1
Brazil	2.5
Canada	5.4
Denmark	1.1
Finland	0.9
France	1.6
Germany	5.7
Hong Kong	2.0
Isle of Man	0.8
Japan	4.0
Mexico	1.3
Netherlands	3.6
South Africa	0.4
Spain	0.9
Switzerland	4.8
Taiwan	3.0
Thailand	1.0
United Kingdom	13.2
United States(a)	42.7
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
4	Columbia Global Dividend Opportunity Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2017, the Fund’s Class A shares returned 10.48% excluding sales charges. The Fund underperformed its benchmark, the MSCI ACWI High Dividend Yield Index, which returned 13.20%, and the broader-based MSCI All Country World Index (Net), which returned 17.11%, for the same time period. While generating solid double-digit absolute returns, the Fund’s results relative to the benchmark were hurt by stock selection and country allocation overall. During the period, sector allocation had a modestly positive effect.
Global equity markets gained but dividend-paying stocks lagged
Global equity markets moved higher during the period, led by low dividend-paying technology companies. High dividend-paying stocks generally underperformed the benchmark. In our view, the primary factor influencing the global equity markets during the period was shifting investor sentiment toward the U.S. political scene. Immediately following the surprise results of the U.S. elections in November 2016, global equity markets saw a sharp rally in interest rate-sensitive sectors and in highly economically-sensitive cyclical sectors. This rally waned in the first quarter of 2017 when it became clear the new Administration would struggle with its plans for health care reform and likely its subsequent policy agenda.
Within the benchmark, several of the emerging markets performed best, including Turkey, the Philippines, Hungary and Poland. Several other emerging markets were among the weakest performers during the period, including Pakistan, Israel, New Zealand and Mexico. The U.S. posted double-digit positive absolute returns but lagged the benchmark. From a sector perspective, financials, materials, real estate and industrials were the best performers in the benchmark during the period. Conversely, telecommunication services, energy, consumer staples and information technology lagged the benchmark most during the period.
High dividend focus and stock selection overall hampered results most
Two primary factors can explain the Fund’s relative underperformance during the period. First, the Fund has a premium dividend yield, even compared to the benchmark, so it has been more exposed to the style headwind that high dividend-paying stocks faced during the period. Second, while stock selection has historically been a strength of our investment strategy, some negative idiosyncratic events were seen during the period.
From a sector perspective, stock selection was most weak in the industrials, consumer discretionary and utilities sectors. Having an underweight allocation to industrials, which outpaced the benchmark during the period, also detracted. From a country perspective, stock selection in the U.S. and Japan detracted most. Having an underweight to France also hurt. France’s equity market performed well, as the election of moderate Emmanuel Macron boosted expectations of reform and of greater stability in the eurozone following an earlier rise of populist politicians.
Among the individual holdings that detracted most from relative results during the period were U.S. specialty retailer L Brands, U.S. theater chain operator Regal Entertainment and U.S. oil and gas exploration and production company Occidental Petroleum. L Brand’s turnaround has taken longer than had been widely anticipated, and investor concerns about declining U.S. mall traffic further weighed on investor sentiment. Regal Entertainment underperformed the benchmark on weaker box office returns and investor concerns about long-term competition from Netflix. Occidental Petroleum struggled, as oil prices declined.
Information technology and consumer staples positioning supported Fund results
Stock selection in the information technology sector supported the Fund’s results most during the period. Both stock selection and having an underweight to consumer staples and stock selection in telecommunication services also added value. From a country perspective, stock selection in the U.K. and allocation positioning in Switzerland and the Netherlands were most beneficial to Fund results.
During the period, U.S. tobacco company Reynolds American was the biggest contributor to Fund results. The company saw its stock price spike as news broke that British American Tobacco, which already owned 42% of Reynolds American, made a proposal to acquire the remaining 58% of the company at a premium. U.K.-based consumer goods company Unilever was also a top contributor, outperforming its peers. A takeover approach for the firm acted as a catalyst for Unilever’s management to focus on improving margin in the business. Taiwan Semiconductor also performed particularly well. Indeed, strong performance by several of the Fund’s semiconductor company holdings boosted relative results. These semiconductor
Columbia Global Dividend Opportunity Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
companies generally benefited from secular growth in cloud computing, automotive electronics and the Internet of Things. (The Internet of Things is the inter-networking of physical devices, connected or smart devices, buildings and other items — embedded with electronics, software, sensors, actuators and network connectivity that enable these objects to collect and exchange data.)
Portfolio changes
We focus on what we call our “quality income” stock selection strategy, seeking companies with a 3% or greater dividend yield; earnings and dividend growth of 5% or more; and a strong balance sheet that supports sustainable dividends. In implementing this bottom-up selection strategy, the Fund’s allocation to financials increased relative to the benchmark. Among the most significant purchases for the Fund were Canadian insurance company Manulife Financial, U.S. bank PacWest Bancorp and French bank BNP Paribas. Since the European Central Bank is further behind the U.S. Fed in terms of raising interest rates, we saw more upside in European and emerging market banks for the near term. Consequently, we sold the Fund’s position in JPMorgan Chase. Other sales were driven by mergers and acquisitions, such as our sale of Reynolds American, and by taking profits in companies whose share price was nearing our price targets, including Six Flags Entertainment and Crown Castle. From a country perspective, we increased the Fund’s exposure to Switzerland, France, Germany, Denmark and Thailand and reduced its exposure to the U.S., Mexico and Norway relative to the benchmark.
At the end of the period, the Fund was most overweight in the consumer discretionary, financials and materials sectors and most underweight in the consumer staples and utilities sectors relative to the benchmark. By country, the Fund was most overweight in the U.K., Australia and Germany and was most underweight in the U.S., Japan and China relative to the benchmark.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Global Dividend Opportunity Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2017 — August 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,057.30	1,018.65	6.74	6.61	1.30
Class C	1,000.00	1,000.00	1,053.30	1,014.87	10.61	10.41	2.05
Class R	1,000.00	1,000.00	1,056.10	1,017.39	8.03	7.88	1.55
Class R4	1,000.00	1,000.00	1,058.70	1,019.91	5.45	5.35	1.05
Class R5	1,000.00	1,000.00	1,059.30	1,020.57	4.78	4.69	0.92
Class T (formerly Class W)	1,000.00	1,000.00	1,057.30	1,018.65	6.74	6.61	1.30
Class Y	1,000.00	1,000.00	1,059.40	1,020.92	4.41	4.33	0.85
Class Z	1,000.00	1,000.00	1,058.40	1,019.91	5.45	5.35	1.05
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Global Dividend Opportunity Fund | Annual Report 2017	7

Portfolio of Investments
August 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 96.9%
Issuer	Shares	Value ($)
Australia 5.1%
Amcor Ltd.	599,449	7,699,483
DuluxGroup Ltd.	1,223,300	6,476,664
Goodman Group	953,883	6,303,368
Sydney Airport	1,641,229	9,667,163
Total		30,146,678
Brazil 2.4%
Ambev SA	1,453,500	9,188,700
Kroton Educacional SA	924,400	5,268,274
Total		14,456,974
Canada 5.3%
Agrium, Inc.	66,664	6,535,739
Manulife Financial Corp.	663,217	13,027,998
Suncor Energy, Inc.	88,479	2,772,519
TransCanada Corp.	185,160	9,402,199
Total		31,738,455
Denmark 1.1%
Novo Nordisk A/S, Class B	141,889	6,768,137
Finland 0.9%
Sampo OYJ, Class A	96,810	5,110,075
France 1.6%
BNP Paribas SA	123,181	9,371,820
Germany 5.7%
Axel Springer SE	94,749	5,865,289
BASF SE	86,175	8,347,511
Deutsche Telekom AG, Registered Shares	905,001	16,332,763
Drillisch AG	46,084	3,175,888
Total		33,721,451
Hong Kong 2.0%
BOC Hong Kong Holdings Ltd.	605,500	3,093,506
HKT Trust & HKT Ltd.	6,801,000	8,777,446
Total		11,870,952
Isle of Man 0.8%
GVC Holdings PLC	455,342	4,595,608
Common Stocks (continued)
Issuer	Shares	Value ($)
Japan 4.0%
Bridgestone Corp.	211,900	9,090,490
Daiwa Securities Group, Inc.	1,174,000	6,421,791
Japan Hotel REIT Investment Corp.	5,243	3,611,234
Tokyo Electron Ltd.	32,400	4,563,166
Total		23,686,681
Mexico 1.3%
Wal-Mart de Mexico SAB de CV, Class V	3,141,100	7,642,258
Netherlands 3.6%
LyondellBasell Industries NV, Class A	80,911	7,329,727
Unilever NV-CVA	232,896	13,865,333
Total		21,195,060
South Africa 0.4%
SPAR Group Ltd. (The)	191,072	2,483,000
Spain 0.9%
Ferrovial SA	233,223	5,315,427
Switzerland 4.8%
Givaudan SA	2,190	4,476,146
Novartis AG, ADR	120,430	10,151,044
UBS AG	832,972	13,724,342
Total		28,351,532
Taiwan 2.9%
Advanced Semiconductor Engineering, Inc.	3,809,030	4,610,683
Taiwan Semiconductor Manufacturing Co., Ltd.	1,798,000	12,941,105
Total		17,551,788
Thailand 1.0%
Siam Commercial Bank PCL (The), Foreign Registered Shares	1,339,700	6,082,695
United Kingdom 13.2%
AstraZeneca PLC	153,020	8,985,289
BAE Systems PLC	724,758	5,693,399
British American Tobacco PLC	241,389	15,079,497
BT Group PLC	1,575,357	5,959,522
GlaxoSmithKline PLC	294,286	5,835,603
HSBC Holdings PLC, ADR	91,701	4,438,328
Legal & General Group PLC	1,272,213	4,280,549
Moneysupermarket.com Group PLC	1,028,943	4,251,033
Rio Tinto PLC	164,194	7,954,545

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Global Dividend Opportunity Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Royal Dutch Shell PLC, Class A	414,516	11,400,952
St. James’s Place PLC	286,186	4,266,876
Total		78,145,593
United States 39.9%
AbbVie, Inc.	100,204	7,545,361
AES Corp. (The)	639,797	7,063,359
Altria Group, Inc.	145,836	9,246,002
Ares Capital Corp.	384,925	6,181,896
Cisco Systems, Inc.	426,395	13,734,183
CME Group, Inc.	61,901	7,787,146
Coca-Cola Co. (The)	294,311	13,405,866
Cypress Semiconductor Corp.	525,941	7,200,132
Dow Chemical Co. (The)	137,322	9,152,511
General Electric Co.	444,216	10,905,503
General Motors Co.	311,337	11,376,254
L Brands, Inc.	196,949	7,133,493
Las Vegas Sands Corp.	153,638	9,557,820
Maxim Integrated Products, Inc.	179,414	8,371,457
Merck & Co., Inc.	141,974	9,066,460
Occidental Petroleum Corp.	146,933	8,771,900
PacWest Bancorp	184,035	8,309,180
Paychex, Inc.	146,661	8,364,077
Pfizer, Inc.	424,685	14,405,315
PG&E Corp.	106,417	7,489,629
Philip Morris International, Inc.	71,938	8,411,710
Common Stocks (continued)
Issuer	Shares	Value ($)
QUALCOMM, Inc.	80,490	4,207,212
Regal Entertainment Group, Class A	419,822	6,200,771
Starwood Property Trust, Inc.	388,895	8,637,358
Valero Energy Corp.	111,158	7,569,860
Watsco, Inc.	42,195	6,217,855
Wells Fargo & Co.	209,044	10,675,877
Total		236,988,187
Total Common Stocks (Cost $524,322,791)		575,222,371

Limited Partnerships 2.1%

United States 2.1%
Blackstone Group LP (The)	91,209	2,985,271
Enterprise Products Partners LP	351,999	9,176,614
Total		12,161,885
Total Limited Partnerships (Cost $9,964,054)		12,161,885

Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.146%(a),(b)	3,215,484	3,215,484
Total Money Market Funds (Cost $3,215,403)		3,215,484
Total Investments (Cost $537,502,248)		590,599,740
Other Assets & Liabilities, Net		3,007,732
Net Assets		$593,607,472

Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at August 31, 2017.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Net change in unrealized appreciation (depreciation) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.146%	3,530,146	117,676,901	(117,991,563)	3,215,484	1,203	81	41,031	3,215,484
Abbreviation Legend
ADR	American Depositary Receipt
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Dividend Opportunity Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
August 31, 2017
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Australia	—	30,146,678	—	—	30,146,678
Brazil	14,456,974	—	—	—	14,456,974
Canada	31,738,455	—	—	—	31,738,455
Denmark	—	6,768,137	—	—	6,768,137
Finland	—	5,110,075	—	—	5,110,075
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Dividend Opportunity Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
France	—	9,371,820	—	—	9,371,820
Germany	—	33,721,451	—	—	33,721,451
Hong Kong	—	11,870,952	—	—	11,870,952
Isle of Man	—	4,595,608	—	—	4,595,608
Japan	—	23,686,681	—	—	23,686,681
Mexico	7,642,258	—	—	—	7,642,258
Netherlands	7,329,727	13,865,333	—	—	21,195,060
South Africa	—	2,483,000	—	—	2,483,000
Spain	—	5,315,427	—	—	5,315,427
Switzerland	10,151,044	18,200,488	—	—	28,351,532
Taiwan	—	17,551,788	—	—	17,551,788
Thailand	—	6,082,695	—	—	6,082,695
United Kingdom	4,438,328	73,707,265	—	—	78,145,593
United States	236,988,187	—	—	—	236,988,187
Total Common Stocks	312,744,973	262,477,398	—	—	575,222,371
Limited Partnerships
United States	12,161,885	—	—	—	12,161,885
Total Limited Partnerships	12,161,885	—	—	—	12,161,885
Money Market Funds	—	—	—	3,215,484	3,215,484
Total Investments	324,906,858	262,477,398	—	3,215,484	590,599,740
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Dividend Opportunity Fund | Annual Report 2017	11

Statement of Assets and Liabilities
August 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$534,286,845
Investments in affiliated issuers, at cost	3,215,403
Investments in unaffiliated issuers, at value	587,384,256
Investments in affiliated issuers, at value	3,215,484
Receivable for:
Capital shares sold	82,147
Dividends	2,552,439
Foreign tax reclaims	787,658
Expense reimbursement due from Investment Manager	2,618
Prepaid expenses	4,235
Trustees’ deferred compensation plan	152,961
Total assets	594,181,798
Liabilities
Due to custodian	50
Foreign currency (identified cost $6,495)	6,504
Payable for:
Capital shares purchased	250,077
Management services fees	12,308
Distribution and/or service fees	917
Transfer agent fees	57,266
Compensation of board members	549
Compensation of chief compliance officer	43
Audit fees	32,112
Printing and postage fees	35,739
Other expenses	25,800
Trustees’ deferred compensation plan	152,961
Total liabilities	574,326
Net assets applicable to outstanding capital stock	$593,607,472
Represented by
Paid in capital	552,726,353
Undistributed net investment income	5,828,077
Accumulated net realized loss	(18,069,367)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	53,097,411
Investments - affiliated issuers	81
Foreign currency translations	24,917
Total - representing net assets applicable to outstanding capital stock	$593,607,472
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Dividend Opportunity Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
August 31, 2017
Class A
Net assets	$100,145,571
Shares outstanding	5,491,381
Net asset value per share	$18.24
Maximum offering price per share(a)	$19.35
Class C
Net assets	$7,794,868
Shares outstanding	455,859
Net asset value per share	$17.10
Class R
Net assets	$1,753,369
Shares outstanding	96,279
Net asset value per share	$18.21
Class R4
Net assets	$982,675
Shares outstanding	53,446
Net asset value per share	$18.39
Class R5
Net assets	$506,265
Shares outstanding	27,728
Net asset value per share	$18.26
Class T(b)
Net assets	$2,166
Shares outstanding	119
Net asset value per share(c)	$18.23
Maximum offering price per share(d)	$18.70
Class Y
Net assets	$64,718,028
Shares outstanding	3,538,181
Net asset value per share	$18.29
Class Z
Net assets	$417,704,530
Shares outstanding	22,824,702
Net asset value per share	$18.30

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(d)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Dividend Opportunity Fund | Annual Report 2017	13

Statement of Operations
Year Ended August 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$25,908,428
Dividends — affiliated issuers	41,031
Foreign taxes withheld	(1,399,960)
Total income	24,549,499
Expenses:
Management services fees	4,563,064
Distribution and/or service fees
Class A	259,598
Class B(a)	2,133
Class C	90,701
Class R	8,339
Class T(b)	5
Transfer agent fees
Class A	387,818
Class B(a)	793
Class C	33,841
Class I(c)	1,523
Class R	6,233
Class R4	3,424
Class R5	150
Class T(b)	9
Class Y	2,866
Class Z	1,564,798
Compensation of board members	28,842
Custodian fees	66,095
Printing and postage fees	106,046
Registration fees	126,828
Audit fees	89,961
Legal fees	17,123
Compensation of chief compliance officer	259
Other	(5,752)
Total expenses	7,354,697
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(803,209)
Expense reduction	(95,614)
Total net expenses	6,455,874
Net investment income	18,093,625
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	34,500,778
Investments — affiliated issuers	1,203
Foreign currency translations	(152,376)
Net realized gain	34,349,605
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	7,963,426
Investments — affiliated issuers	81
Foreign currency translations	95,146
Net change in unrealized appreciation (depreciation)	8,058,653
Net realized and unrealized gain	42,408,258
Net increase in net assets resulting from operations	$60,501,883

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Dividend Opportunity Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended August 31, 2017	Year Ended August 31, 2016
Operations
Net investment income	$18,093,625	$20,166,493
Net realized gain (loss)	34,349,605	(47,770,015)
Net change in unrealized appreciation (depreciation)	8,058,653	61,698,517
Net increase in net assets resulting from operations	60,501,883	34,094,995
Distributions to shareholders
Net investment income
Class A	(3,367,879)	(2,760,277)
Class B(a)	(6,842)	(12,616)
Class C	(242,563)	(203,081)
Class I(b)	(1,846,811)	(3,087,123)
Class R	(48,830)	(15,886)
Class R4	(31,047)	(22,308)
Class R5	(6,666)	(5,088)
Class T(c)	(66)	(49)
Class Y	(493,167)	(27,920)
Class Z	(14,451,472)	(11,794,283)
Total distributions to shareholders	(20,495,343)	(17,928,631)
Decrease in net assets from capital stock activity	(57,880,107)	(121,113,055)
Total decrease in net assets	(17,873,567)	(104,946,691)
Net assets at beginning of year	611,481,039	716,427,730
Net assets at end of year	$593,607,472	$611,481,039
Undistributed net investment income	$5,828,077	$6,818,024

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Dividend Opportunity Fund | Annual Report 2017	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2017		August 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(a)
Subscriptions (b)	383,622	6,674,576	359,723	5,838,796
Distributions reinvested	178,845	3,077,201	153,513	2,516,352
Redemptions	(1,461,049)	(25,361,994)	(1,266,643)	(20,848,210)
Net decrease	(898,582)	(15,610,217)	(753,407)	(12,493,062)
Class B(a)
Subscriptions	145	2,300	1,197	18,578
Distributions reinvested	281	4,478	660	10,128
Redemptions (b)	(26,432)	(434,120)	(33,747)	(518,894)
Net decrease	(26,006)	(427,342)	(31,890)	(490,188)
Class C
Subscriptions	28,136	457,468	53,046	829,648
Distributions reinvested	13,274	213,959	11,479	177,024
Redemptions	(220,080)	(3,632,823)	(229,311)	(3,552,260)
Net decrease	(178,670)	(2,961,396)	(164,786)	(2,545,588)
Class I(c)
Subscriptions	29,770	520,370	344,892	5,843,327
Distributions reinvested	108,438	1,846,748	188,823	3,087,064
Redemptions	(3,877,313)	(68,144,985)	(4,297,960)	(69,696,516)
Net decrease	(3,739,105)	(65,777,867)	(3,764,245)	(60,766,125)
Class R
Subscriptions	9,050	153,485	66,643	1,108,036
Distributions reinvested	2,838	48,830	969	15,886
Redemptions	(5,629)	(96,811)	(18,189)	(301,460)
Net increase	6,259	105,504	49,423	822,462
Class R4
Subscriptions	4,462	78,747	9,258	151,589
Distributions reinvested	1,782	30,973	1,347	22,253
Redemptions	(2,437)	(43,463)	(7,810)	(130,760)
Net increase	3,807	66,257	2,795	43,082
Class R5
Subscriptions	39,205	708,839	1,093	17,773
Distributions reinvested	376	6,590	307	5,030
Redemptions	(22,084)	(391,834)	(1,911)	(31,000)
Net increase (decrease)	17,497	323,595	(511)	(8,197)
Class Y(c)
Subscriptions	3,643,091	64,299,248	9,073	147,843
Distributions reinvested	27,158	493,090	1,701	27,861
Redemptions	(178,282)	(3,223,791)	(33,741)	(542,217)
Net increase (decrease)	3,491,967	61,568,547	(22,967)	(366,513)
Class Z
Subscriptions	649,068	11,381,207	544,371	8,986,622
Distributions reinvested	813,794	14,064,856	698,717	11,483,331
Redemptions	(3,459,107)	(60,613,251)	(3,972,622)	(65,778,879)
Net decrease	(1,996,245)	(35,167,188)	(2,729,534)	(45,308,926)
Total net decrease	(3,319,078)	(57,880,107)	(7,415,122)	(121,113,055)

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Dividend Opportunity Fund | Annual Report 2017

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Columbia Global Dividend Opportunity Fund | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
8/31/2017	$17.05	0.49	1.26	1.75	(0.56)	—
8/31/2016	$16.56	0.47	0.42	0.89	(0.40)	—
8/31/2015	$21.63	0.58	(2.93)	(2.35)	(0.70)	(2.02)
8/31/2014	$19.85	0.61	2.53	3.14	(0.54)	(0.82)
8/31/2013	$19.59	0.51	1.74	2.25	(0.68)	(1.31)
Class C
8/31/2017	$16.02	0.33	1.18	1.51	(0.43)	—
8/31/2016	$15.56	0.32	0.42	0.74	(0.28)	—
8/31/2015	$20.49	0.41	(2.77)	(2.36)	(0.55)	(2.02)
8/31/2014	$18.86	0.43	2.41	2.84	(0.39)	(0.82)
8/31/2013	$18.63	0.35	1.66	2.01	(0.47)	(1.31)
Class R
8/31/2017	$17.03	0.45	1.24	1.69	(0.51)	—
8/31/2016	$16.53	0.42	0.44	0.86	(0.36)	—
8/31/2015	$21.61	0.53	(2.94)	(2.41)	(0.65)	(2.02)
8/31/2014	$19.83	0.57	2.52	3.09	(0.49)	(0.82)
8/31/2013	$19.54	0.46	1.75	2.21	(0.61)	(1.31)
Class R4
8/31/2017	$17.19	0.54	1.26	1.80	(0.60)	—
8/31/2016	$16.69	0.52	0.43	0.95	(0.45)	—
8/31/2015	$21.78	0.67	(2.99)	(2.32)	(0.75)	(2.02)
8/31/2014	$19.97	0.76	2.46	3.22	(0.59)	(0.82)
8/31/2013 (e)	$19.69	0.25	0.33	0.58	(0.30)	—
Class R5
8/31/2017	$17.07	0.60	1.22	1.82	(0.63)	—
8/31/2016	$16.58	0.54	0.42	0.96	(0.47)	—
8/31/2015	$21.66	0.64	(2.92)	(2.28)	(0.78)	(2.02)
8/31/2014 (g)	$20.57	0.39	1.01	1.40	(0.31)	—
Class T(h)
8/31/2017	$17.05	0.49	1.25	1.74	(0.56)	—
8/31/2016	$16.56	0.47	0.43	0.90	(0.41)	—
8/31/2015	$21.62	0.60	(2.93)	(2.33)	(0.71)	(2.02)
8/31/2014	$19.83	0.61	2.55	3.16	(0.55)	(0.82)
8/31/2013	$19.57	0.51	1.74	2.25	(0.68)	(1.31)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Dividend Opportunity Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.56)	$18.24	10.48%	1.46% (c)	1.29% (c),(d)	2.79%	43%	$100,146
(0.40)	$17.05	5.51%	1.45%	1.30% (d)	2.85%	115%	$108,978
(2.72)	$16.56	(11.49%)	1.38%	1.31% (d)	3.05%	63%	$118,275
(1.36)	$21.63	16.40%	1.27%	1.25% (d)	2.92%	75%	$152,674
(1.99)	$19.85	12.48%	1.34%	1.26% (d)	2.59%	60%	$140,796

(0.43)	$17.10	9.60%	2.20% (c)	2.04% (c),(d)	2.03%	43%	$7,795
(0.28)	$16.02	4.82%	2.20%	2.05% (d)	2.07%	115%	$10,164
(2.57)	$15.56	(12.18%)	2.13%	2.06% (d)	2.30%	63%	$12,440
(1.21)	$20.49	15.55%	2.02%	2.00% (d)	2.17%	75%	$16,136
(1.78)	$18.86	11.66%	2.09%	2.01% (d)	1.84%	60%	$13,439

(0.51)	$18.21	10.16%	1.71% (c)	1.54% (c),(d)	2.57%	43%	$1,753
(0.36)	$17.03	5.32%	1.70%	1.55% (d)	2.57%	115%	$1,533
(2.67)	$16.53	(11.78%)	1.62%	1.55% (d)	2.77%	63%	$671
(1.31)	$21.61	16.13%	1.52%	1.50% (d)	2.72%	75%	$1,280
(1.92)	$19.83	12.25%	1.59%	1.51% (d)	2.33%	60%	$1,297

(0.60)	$18.39	10.73%	1.21% (c)	1.04% (c),(d)	3.08%	43%	$983
(0.45)	$17.19	5.80%	1.20%	1.05% (d)	3.12%	115%	$853
(2.77)	$16.69	(11.27%)	1.16%	1.04% (d)	3.68%	63%	$782
(1.41)	$21.78	16.74%	1.03%	0.99% (d)	3.56%	75%	$113
(0.30)	$19.97	3.02%	1.07% (f)	1.01% (d),(f)	2.78% (f)	60%	$29

(0.63)	$18.26	10.92%	0.91%	0.91%	3.37%	43%	$506
(0.47)	$17.07	5.96%	0.88%	0.88%	3.26%	115%	$175
(2.80)	$16.58	(11.13%)	0.87%	0.87%	3.52%	63%	$178
(0.31)	$21.66	6.85%	0.88% (f)	0.88% (f)	2.98% (f)	75%	$33

(0.56)	$18.23	10.42%	1.46% (c)	1.29% (c),(d)	2.82%	43%	$2
(0.41)	$17.05	5.59%	1.45%	1.30% (d)	2.86%	115%	$2
(2.73)	$16.56	(11.41%)	1.38%	1.31% (d)	3.04%	63%	$2
(1.37)	$21.62	16.50%	1.28%	1.26% (d)	2.85%	75%	$3
(1.99)	$19.83	12.48%	1.33%	1.26% (d)	2.60%	60%	$3
Columbia Global Dividend Opportunity Fund | Annual Report 2017	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Y
8/31/2017	$17.10	0.68	1.15	1.83	(0.64)	—
8/31/2016	$16.60	0.53	0.45	0.98	(0.48)	—
8/31/2015	$21.68	0.70	(2.96)	(2.26)	(0.80)	(2.02)
8/31/2014	$19.89	0.72	2.54	3.26	(0.65)	(0.82)
8/31/2013	$19.65	0.59	1.74	2.33	(0.78)	(1.31)
Class Z
8/31/2017	$17.11	0.54	1.25	1.79	(0.60)	—
8/31/2016	$16.61	0.51	0.43	0.94	(0.44)	—
8/31/2015	$21.69	0.63	(2.94)	(2.31)	(0.75)	(2.02)
8/31/2014	$19.90	0.67	2.53	3.20	(0.59)	(0.82)
8/31/2013	$19.66	0.56	1.75	2.31	(0.76)	(1.31)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

	Class A	Class C	Class R	Class R4	Class T	Class Z
08/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(d)	The benefits derived from expense reductions had an impact of:

Class	8/31/2017	8/31/2016	8/31/2015	8/31/2014	8/31/2013
Class A	0.02%	0.01%	0.01%	0.02%	0.03%
Class C	0.02%	0.01%	0.01%	0.02%	0.03%
Class R	0.02%	0.01%	0.01%	0.02%	0.03%
Class R4	0.02%	0.01%	0.02%	0.03%	0.05%
Class T	0.02%	0.01%	0.01%	0.02%	0.03%
Class Z	0.02%	0.01%	0.01%	0.02%	0.03%

(e)	Class R4 shares commenced operations on March 19, 2013. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Class R5 shares commenced operations on January 8, 2014. Per share data and total return reflect activity from that date.
(h)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Global Dividend Opportunity Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.64)	$18.29	10.95%	0.85%	0.85%	3.77%	43%	$64,718
(0.48)	$17.10	6.07%	0.83%	0.83%	3.23%	115%	$790
(2.82)	$16.60	(11.04%)	0.82%	0.82%	3.89%	63%	$1,149
(1.47)	$21.68	17.00%	0.81%	0.81%	3.33%	75%	$3
(2.09)	$19.89	12.93%	0.96%	0.88%	2.97%	60%	$3

(0.60)	$18.30	10.72%	1.21% (c)	1.04% (c),(d)	3.06%	43%	$417,705
(0.44)	$17.11	5.82%	1.20%	1.05% (d)	3.10%	115%	$424,724
(2.77)	$16.61	(11.28%)	1.13%	1.06% (d)	3.30%	63%	$457,640
(1.41)	$21.69	16.70%	1.02%	1.00% (d)	3.16%	75%	$592,910
(2.07)	$19.90	12.76%	1.09%	1.01% (d)	2.84%	60%	$562,394
Columbia Global Dividend Opportunity Fund | Annual Report 2017	21

Notes to Financial Statements
August 31, 2017
Note 1. Organization
Columbia Global Dividend Opportunity Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
The Fund no longer accepts investments by new or existing investors in Class I shares. Class I shares, when available, were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Effective November 1, 2017, Class R4 shares will be renamed Advisor Class shares.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Effective November 1, 2017, Class R5 shares will be renamed Institutional 2 Class shares.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Effective November 1, 2017, Class Y shares will be renamed Institutional 3 Class shares.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Effective November 1, 2017, Class Z shares will be renamed Institutional Class shares.
22	Columbia Global Dividend Opportunity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to other expenses on the Statement of Operations. All fee waivers and expense reimbursements by Columbia Management Investment Advisers, LLC and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Global Dividend Opportunity Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
August 31, 2017
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
24	Columbia Global Dividend Opportunity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2017 was 0.76% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.
Columbia Global Dividend Opportunity Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
August 31, 2017
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class R5 shares and 0.025% for Class I and Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class R5 shares and Class I and Class Y shares did not pay transfer agency fees.
26	Columbia Global Dividend Opportunity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
For the year ended August 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.37
Class B	0.34 (a),(b)
Class C	0.37
Class I	0.00 (b),(c)
Class R	0.37
Class R4	0.37
Class R5	0.07
Class T	0.37
Class Y	0.01
Class Z	0.37

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $95,614.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a service fee or distribution fee for Class B shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended August 31, 2017, if any, are listed below:
Amount ($)
Class A	35,586
Class C	192
Columbia Global Dividend Opportunity Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
August 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2017 through December 31, 2017	Prior to January 1, 2017
Class A	1.30%	1.30%
Class C	2.05	2.05
Class R	1.55	1.55
Class R4	1.05	1.05
Class R5	0.925	0.90
Class T	1.30	1.30
Class Y	0.875	0.85
Class Z	1.05	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, re-characterization of distributions for investments, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions and investments in partnerships. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
1,411,771	7,120,434	(8,532,205)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
28	Columbia Global Dividend Opportunity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
The tax character of distributions paid during the years indicated was as follows:
August 31, 2017			August 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
20,495,343	—	20,495,343	17,928,631	—	17,928,631
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
7,158,665	—	(17,051,810)	50,902,308
At August 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
539,697,432	76,852,894	(25,950,586)	50,902,308
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended August 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	17,051,810	—	17,051,810	—	8,531,694	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $257,252,997 and $314,174,308, respectively, for the year ended August 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net
Columbia Global Dividend Opportunity Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
August 31, 2017
asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended August 31, 2017.
Note 8. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Shareholder concentration risk
At August 31, 2017, affiliated shareholders of record owned 12.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
30	Columbia Global Dividend Opportunity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Global Dividend Opportunity Fund | Annual Report 2017	31

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Global Dividend Opportunity Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Dividend Opportunity Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and transfer agent provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Minneapolis, MN
October 20, 2017
32	Columbia Global Dividend Opportunity Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Foreign taxes paid	Foreign taxes paid per share
97.79%	42.86%	$1,266,864	$0.04
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
Columbia Global Dividend Opportunity Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
34	Columbia Global Dividend Opportunity Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Columbia Global Dividend Opportunity Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
36	Columbia Global Dividend Opportunity Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Global Dividend Opportunity Fund | Annual Report 2017	37

Board Consideration and Approval of Management
Agreement
On June 14, 2017, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Global Dividend Opportunity Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 27, 2017, April 26, 2017 and June 13, 2017 and at Board meetings held on March 28, 2017 and June 14, 2017. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2017, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 14, 2017, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2018 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
38	Columbia Global Dividend Opportunity Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2016, the Fund’s performance was in the sixty-fourth, eighty-fourth and eighty-fifth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.
Columbia Global Dividend Opportunity Fund | Annual Report 2017	39

Board Consideration and Approval of Management
Agreement  (continued)
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2016, the Fund’s actual management fee and net total expense ratio are ranked in the second and fifth quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, warranted the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2016 to profitability levels realized in 2015. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
40	Columbia Global Dividend Opportunity Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Global Dividend Opportunity Fund | Annual Report 2017	41

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
42	Columbia Global Dividend Opportunity Fund | Annual Report 2017

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Columbia Global Dividend Opportunity Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN154_08_G01_(10/17)

Annual Report
August 31, 2017
Columbia Global Technology Growth Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Global Technology Growth Fund   |  Annual Report 2017

Columbia Global Technology Growth Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Global Technology Growth Fund (the Fund) seeks capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks of technology companies that may benefit from technological improvements, advancements or developments.
Portfolio management
Rahul Narang
Manager
Managed Fund since 2012
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	35.41	22.98	10.70
	Including sales charges		27.64	21.54	10.05
Class C	Excluding sales charges	10/13/03	34.39	22.06	9.87
	Including sales charges		33.39	22.06	9.87
Class R4*		11/08/12	35.77	23.30	10.97
Class R5*		11/08/12	35.84	23.45	11.04
Class Y*		03/01/16	35.96	23.35	11.00
Class Z		11/09/00	35.75	23.29	10.97
BofAML 100 Technology Index			27.87	18.39	8.42
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bank of America Merrill Lynch (BofAML) 100 Technology Index is an unmanaged equally weighted index of 100 leading technology stocks.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Global Technology Growth Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2007 — August 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Technology Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2017)
Apple, Inc. (United States)	5.3
Alphabet, Inc., Class A (United States)	4.9
Facebook, Inc., Class A (United States)	4.0
Amazon.com, Inc. (United States)	3.5
Microsoft Corp. (United States)	3.3
Lam Research Corp. (United States)	3.0
Broadcom Ltd. (Singapore)	2.9
Visa, Inc., Class A (United States)	2.5
Alibaba Group Holding Ltd., ADR (China)	2.2
Micron Technology, Inc. (United States)	2.1
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at August 31, 2017)
Consumer Discretionary	6.9
Health Care	0.2
Industrials	0.5
Information Technology	91.4
Real Estate	1.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at August 31, 2017)
China	5.2
Finland	0.3
Guernsey	0.7
Israel	1.3
Japan	0.9
Netherlands	2.6
Singapore	3.3
South Africa	0.2
South Korea	1.2
Switzerland	1.3
Taiwan	1.5
United States(a)	81.5
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At August 31, 2017, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

Columbia Global Technology Growth Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2017, the Fund’s Class A shares returned 35.41% excluding sales charges. The Fund outperformed its benchmark, the BofA Merrill Lynch 100 Technology Index, which returned 27.87%. Stock selection and allocation decisions figured into the Fund’s significant performance advantage over its benchmark.
Global equity markets delivered solid gains
World events, political uncertainty and mixed economic data were enough to keep investors off balance early in the 12-month period, as financial markets moved sharply in reaction to each significant change on the world stage. However, the end of a contentious U.S. presidential contest in November 2016 eliminated one key element of uncertainty, and a pickup in global growth early in 2017 further bolstered investor confidence.
While central banks outside the United States generally maintained supportive monetary policies, the U.S. Federal Reserve (Fed) raised the target range of its benchmark short-term interest rate three times during the period, bringing it to between 1.00% and 1.25% in June 2017. The Fed signaled that it was prepared to raise rates more aggressively on the heels of strong job gains and progress towards its 2.0% inflation target, creating expectations that the June rate hike may not be the last during the calendar year.
Against this backdrop, we increased the Fund’s global exposure. We continued to find companies with strong business models headquartered outside the United States. We added to the Fund’s position in Tencent, based in China, and established a new position in South Korean conglomerate Samsung, in addition to other names that fit the Fund’s rigorous criteria.
Contributors and detractors
In the technology hardware segment, an overweight combined with prudent stock selection drove the Fund’s outperformance. A sizeable position in Apple made a substantial contribution to the Fund’s return for the period. Shares of the technology giant rose as the market anticipated the launch of new versions of its flagship iPhone — the iPhone 8 and iPhone X. Incremental cash returns in light of tax reform rhetoric from the new administration gave investors even more to cheer about, as Apple continued to grow its service business at a healthy clip. Core holding Microsoft was a standout performer in the systems software segment, as the company continued its transition to becoming a major cloud and subscription revenue power house while controlling expenses. Stock selection and an overweight in the semiconductors segment also aided relative results. Memory chipmaker Micron Technology was a significant contributor. Micron’s earnings expanded off a cyclical low as the company benefited from reduced component costs for its products. Shares of NVIDIA more than doubled over the one-year period, as investors came to understand that the company has claimed its stake as the industry standard for building artificial intelligence (AI) applications. NVIDIA makes semiconductor chips for high growth applications, including data centers, autonomous driving and gaming. The company’s expertise in machine learning applications drove several quarters of above-consensus revenue and earnings growth. An underweight in IT services also aided relative results, as the industry’s performance lagged the technology sector overall. Stock selection in IT services produced better results for the Fund than the benchmark.
Despite a period of strong gains and solid outperformance, the year was not without its challenges. Sabre, which provides technology solutions for the travel industry, suffered from execution issues and macro-related weakness during the year. Softening air traffic volumes combined with a cyber security incident resulted in weak margins and a declining earnings outlook. Shares of cybersecurity disruptor Palo Alto Networks fell as the company modified its go-to market strategy as a result of reduced productivity from its salesforce. We sold the stock. Shares of semiconductor player Qualcomm fell sharply during the year, as the company came under legal scrutiny related to ownership of its intellectual property assets. Competing companies alleged that royalties paid for Qualcomm’s underlying technology were unfair.
Our investment process
In constructing the Fund’s portfolio, we seek to invest in companies with sustainable competitive advantages, high barriers to entry and scale and strong returns on assets and earnings, regardless of market capitalization or geographic location. We look for innovative firms with excellent management teams. We gravitate to “moat” type businesses which could come in the form of cost advantage, high switching costs, strong intellectual property, durable brand, global scale, pricing power, network effects and a durable platform. (A "moat" is the competitive advantage a company has over other businesses in its industry.
4	Columbia Global Technology Growth Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
The wider the moat, the larger and most sustainable the competitive advantage over other firms.) Facebook, Alphabet, Visa and Apple are all examples of companies that have created substantial moats. We avoid businesses in secular decline and with weak balance sheets. Technology is typically thought of as a growth sector. However, the Fund includes both growth and value stocks because we believe a balanced approach is appropriate.
Current holdings reflect our confidence in the broadening reach of technology. In 2017, technology companies made up 40% of the world’s top 20 companies, and 100% of the top five, measured by market cap. We believe AI has the potential to be one of the largest drivers of technology spending over the next decade. Computing power is very important, but we believe that algorithms are the “secret sauce.” AI technologies are key components of speech recognition, search, connected home devices (such as Alexa), self-driving cars and many other applications. In an industry as seemingly mundane as financial payments, we see China at the forefront of innovation with Tencent and Alibaba. The Fund’s overweight in semiconductors recognizes the sector’s reduced reliance on the personal computer market and its expansion into smart phones, automobiles, appliances and more. The Fund remained overweight in the internet sector, as global leaders continued to scale, innovate and drive user engagement.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Global Technology Growth Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2017 — August 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,178.50	1,018.60	7.19	6.67	1.31
Class C	1,000.00	1,000.00	1,174.00	1,014.82	11.29	10.46	2.06
Class R4	1,000.00	1,000.00	1,180.30	1,019.86	5.83	5.40	1.06
Class R5	1,000.00	1,000.00	1,180.40	1,020.27	5.39	4.99	0.98
Class Y	1,000.00	1,000.00	1,180.80	1,020.52	5.11	4.74	0.93
Class Z	1,000.00	1,000.00	1,180.10	1,019.86	5.82	5.40	1.06
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Global Technology Growth Fund | Annual Report 2017

Portfolio of Investments
August 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 98.0%
Issuer	Shares	Value ($)
China 5.2%
Alibaba Group Holding Ltd., ADR(a)	100,948	17,336,810
Baidu, Inc., ADR(a)	24,524	5,592,698
Ctrip.com International Ltd., ADR(a)	51,266	2,637,636
NetEase, Inc., ADR	13,122	3,619,572
Tencent Holdings Ltd.	223,000	9,383,768
Weibo Corp., ADR(a)	40,902	4,135,192
Total		42,705,676
Finland 0.3%
Nokia OYJ, ADR	413,933	2,558,106
Guernsey 0.7%
Amdocs Ltd.	81,485	5,279,413
Israel 1.3%
Check Point Software Technologies Ltd.(a)	52,955	5,924,076
CyberArk Software Ltd.(a)	44,575	1,783,446
Orbotech Ltd.(a)	65,342	2,596,691
Total		10,304,213
Japan 0.9%
Keyence Corp.	8,300	4,327,269
Renesas Electronics Corp.(a)	307,100	3,092,086
Total		7,419,355
Netherlands 2.6%
ASML Holding NV	44,793	7,001,594
NXP Semiconductors NV(a)	72,283	8,165,087
STMicroelectronics NV, Registered Shares	372,211	6,491,360
Total		21,658,041
Singapore 3.3%
Broadcom Ltd.	91,609	23,091,881
Flex Ltd.(a)	241,645	3,931,564
Total		27,023,445
South Africa 0.2%
MiX Telematics Ltd., ADR	196,462	1,903,717
South Korea 1.2%
Samsung Electronics Co., Ltd.	4,575	9,417,689
Switzerland 1.3%
Landis+Gyr Group AG(a)	28,879	2,227,021
TE Connectivity Ltd.	59,833	4,762,707
Common Stocks (continued)
Issuer	Shares	Value ($)
VAT Group AG	29,385	3,759,883
Total		10,749,611
Taiwan 1.5%
FIT Hon Teng Ltd.(a)	2,980,000	2,547,513
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	273,026	10,093,771
Total		12,641,284
United States 79.5%
Accenture PLC, Class A	51,531	6,738,194
Activision Blizzard, Inc.	186,277	12,212,320
Adobe Systems, Inc.(a)	61,083	9,477,638
Advanced Micro Devices, Inc.(a)	210,636	2,738,268
Akamai Technologies, Inc.(a)	50,517	2,381,877
Alphabet, Inc., Class A(a)	41,242	39,396,008
Amazon.com, Inc.(a)	28,863	28,303,058
Amphenol Corp., Class A	92,432	7,481,446
Analog Devices, Inc.	61,852	5,175,157
ANSYS, Inc.(a)	13,007	1,675,562
Apple, Inc.	259,746	42,598,344
Applied Materials, Inc.	284,874	12,853,515
Applied Optoelectronics, Inc.(a)	12,266	725,166
Autodesk, Inc.(a)	53,067	6,074,049
Automatic Data Processing, Inc.	27,090	2,884,272
Blackhawk Network Holdings, Inc.(a)	4,472	200,346
CA, Inc.	42,454	1,408,624
Cavium, Inc.(a)	39,843	2,522,460
CDW Corp.	69,480	4,406,422
Cisco Systems, Inc.	277,176	8,927,839
Citrix Systems, Inc.(a)	33,868	2,648,816
Cognizant Technology Solutions Corp., Class A	73,685	5,214,687
Coherent, Inc.(a)	9,241	2,156,110
Comcast Corp., Class A	191,476	7,775,840
Corning, Inc.	107,417	3,089,313
DXC Technology Co.	59,945	5,095,325
eBay, Inc.(a)	124,992	4,515,961
Electronic Arts, Inc.(a)	69,067	8,391,640
Electronics for Imaging, Inc.(a)	92,434	3,286,953
Equinix, Inc.	8,241	3,860,167
Expedia, Inc.	27,588	4,092,956
Facebook, Inc., Class A(a)	184,863	31,790,890

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
August 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Fidelity National Information Services, Inc.	61,327	5,698,505
Fiserv, Inc.(a)	45,872	5,674,825
FleetCor Technologies, Inc.(a)	28,831	4,145,033
Gartner, Inc.(a)	34,314	4,137,925
Global Payments, Inc.	7,094	677,406
Guidewire Software, Inc.(a)	44,111	3,339,644
Harris Corp.	50,785	6,241,476
HP, Inc.	356,930	6,810,224
Ichor Holdings Ltd.(a)	210,000	4,804,800
Intel Corp.	181,859	6,377,795
International Business Machines Corp.	13,523	1,934,195
Intuit, Inc.	49,444	6,993,854
Juniper Networks, Inc.	73,491	2,037,905
KLA-Tencor Corp.	54,550	5,110,790
Lam Research Corp.	143,178	23,764,684
Lattice Semiconductor Corp.(a)	228,462	1,290,810
Leidos Holdings, Inc.	34,964	2,039,100
Lumentum Holdings, Inc.(a)	13,440	764,064
Marvell Technology Group Ltd.	118,670	2,125,380
MasterCard, Inc., Class A	60,149	8,017,862
Maxim Integrated Products, Inc.	174,514	8,142,823
Microchip Technology, Inc.	113,626	9,862,737
Micron Technology, Inc.(a)	536,780	17,160,857
Microsemi Corp.(a)	61,750	3,110,965
Microsoft Corp.	357,412	26,723,695
Motorola Solutions, Inc.	63,280	5,576,234
NetApp, Inc.	72,947	2,820,131
Netflix, Inc.(a)	27,896	4,873,710
Nuance Communications, Inc.(a)	223,368	3,589,524
NVIDIA Corp.	97,593	16,536,158
Oracle Corp.	195,798	9,854,513
PayPal Holdings, Inc.(a)	110,848	6,837,105
Power Integrations, Inc.	26,552	1,934,313
Priceline Group, Inc. (The)(a)	4,093	7,580,563
PTC, Inc.(a)	27,067	1,515,752
QUALCOMM, Inc.	64,629	3,378,158
Red Hat, Inc.(a)	47,713	5,129,148
Redfin Corp.(a)	47,846	1,066,487
Common Stocks (continued)
Issuer	Shares	Value ($)
Sabre Corp.	121,266	2,236,145
Salesforce.com, Inc.(a)	118,913	11,355,002
SBA Communications Corp.(a)	20,703	3,178,946
Seagate Technology PLC	37,115	1,170,236
ServiceNow, Inc.(a)	48,199	5,600,242
Silicon Laboratories, Inc.(a)	39,930	3,030,687
Skyworks Solutions, Inc.	54,791	5,772,780
SMART Global Holdings, Inc.(a)	153,736	3,054,734
Splunk, Inc.(a)	38,657	2,593,498
Symantec Corp.	111,970	3,356,861
Synopsys, Inc.(a)	143,076	11,506,172
Tableau Software, Inc., Class A(a)	37,130	2,691,182
Texas Instruments, Inc.	104,813	8,680,613
Total System Services, Inc.	120,807	8,350,180
Trimble Navigation Ltd.(a)	63,049	2,438,735
Universal Display Corp.	16,540	2,102,234
Vantiv, Inc., Class A(a)	40,582	2,868,742
Veeva Systems Inc., Class A(a)	35,756	2,127,482
VeriSign, Inc.(a)	47,894	4,969,003
Visa, Inc., Class A	192,670	19,945,198
VMware, Inc., Class A(a)	39,887	4,311,785
Western Digital Corp.	116,756	10,306,052
Workday, Inc., Class A(a)	26,186	2,872,342
Xilinx, Inc.	97,591	6,446,861
Zendesk, Inc.(a)	81,226	2,225,592
Total		650,969,677
Total Common Stocks (Cost $503,055,119)		802,630,227

Money Market Funds 2.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.146%(b),(c)	17,826,930	17,826,930
Total Money Market Funds (Cost $17,825,879)		17,826,930
Total Investments (Cost $520,880,998)		820,457,157
Other Assets & Liabilities, Net		(1,405,030)
Net Assets		$819,052,127

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Global Technology Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Net change in unrealized appreciation (depreciation) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.146%	6,995,170	163,255,902	(152,424,142)	17,826,930	(584)	1,051	78,460	17,826,930
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
August 31, 2017
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
China	33,321,908	9,383,768	—	—	42,705,676
Finland	2,558,106	—	—	—	2,558,106
Guernsey	5,279,413	—	—	—	5,279,413
Israel	10,304,213	—	—	—	10,304,213
Japan	—	7,419,355	—	—	7,419,355
Netherlands	21,658,041	—	—	—	21,658,041
Singapore	27,023,445	—	—	—	27,023,445
South Africa	1,903,717	—	—	—	1,903,717
South Korea	—	9,417,689	—	—	9,417,689
Switzerland	4,762,707	5,986,904	—	—	10,749,611
Taiwan	10,093,771	2,547,513	—	—	12,641,284
United States	650,969,677	—	—	—	650,969,677
Total Common Stocks	767,874,998	34,755,229	—	—	802,630,227
Money Market Funds	—	—	—	17,826,930	17,826,930
Total Investments	767,874,998	34,755,229	—	17,826,930	820,457,157
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Technology Growth Fund | Annual Report 2017

Statement of Assets and Liabilities
August 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$503,055,119
Investments in affiliated issuers, at cost	17,825,879
Investments in unaffiliated issuers, at value	802,630,227
Investments in affiliated issuers, at value	17,826,930
Receivable for:
Capital shares sold	2,368,657
Dividends	581,074
Foreign tax reclaims	1,050
Prepaid expenses	5,166
Trustees’ deferred compensation plan	45,722
Total assets	823,458,826
Liabilities
Payable for:
Investments purchased	3,768,122
Capital shares purchased	403,060
Management services fees	18,918
Distribution and/or service fees	4,044
Transfer agent fees	110,493
Compensation of board members	609
Compensation of chief compliance officer	50
Other expenses	55,681
Trustees’ deferred compensation plan	45,722
Total liabilities	4,406,699
Net assets applicable to outstanding capital stock	$819,052,127
Represented by
Paid in capital	497,316,840
Excess of distributions over net investment income	(348,695)
Accumulated net realized gain	22,507,828
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	299,575,108
Investments - affiliated issuers	1,051
Foreign currency translations	(5)
Total - representing net assets applicable to outstanding capital stock	$819,052,127
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2017	11

Statement of Assets and Liabilities  (continued)
August 31, 2017
Class A
Net assets	$228,598,093
Shares outstanding	7,995,639
Net asset value per share	$28.59
Maximum offering price per share(a)	$30.33
Class C
Net assets	$92,157,828
Shares outstanding	3,575,014
Net asset value per share	$25.78
Class R4
Net assets	$13,628,612
Shares outstanding	453,575
Net asset value per share	$30.05
Class R5
Net assets	$45,747,485
Shares outstanding	1,513,217
Net asset value per share	$30.23
Class Y
Net assets	$40,898,786
Shares outstanding	1,349,486
Net asset value per share	$30.31
Class Z
Net assets	$398,021,323
Shares outstanding	13,411,945
Net asset value per share	$29.68

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Technology Growth Fund | Annual Report 2017

Statement of Operations
Year Ended August 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$6,288,985
Dividends — affiliated issuers	78,460
Foreign taxes withheld	(95,489)
Total income	6,271,956
Expenses:
Management services fees	5,448,440
Distribution and/or service fees
Class A	469,830
Class B(a)	1,229
Class C	753,103
Transfer agent fees
Class A	281,412
Class B(a)	192
Class C	112,440
Class I(b)	868
Class R4	13,823
Class R5	16,491
Class Y	1,786
Class Z	442,688
Compensation of board members	28,685
Custodian fees	17,353
Printing and postage fees	57,409
Registration fees	188,278
Audit fees	34,635
Legal fees	18,179
Compensation of chief compliance officer	269
Other	32,064
Total expenses	7,919,174
Expense reduction	(240)
Total net expenses	7,918,934
Net investment loss	(1,646,978)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	30,314,540
Investments — affiliated issuers	(584)
Foreign currency translations	(32,610)
Net realized gain	30,281,346
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	166,604,508
Investments — affiliated issuers	1,051
Foreign currency translations	(180)
Net change in unrealized appreciation (depreciation)	166,605,379
Net realized and unrealized gain	196,886,725
Net increase in net assets resulting from operations	$195,239,747

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2017	13

Statement of Changes in Net Assets
	Year Ended August 31, 2017	Year Ended August 31, 2016 (a)
Operations
Net investment loss	$(1,646,978)	$(593,007)
Net realized gain (loss)	30,281,346	(2,740,650)
Net change in unrealized appreciation (depreciation)	166,605,379	76,882,766
Net increase in net assets resulting from operations	195,239,747	73,549,109
Distributions to shareholders
Net realized gains
Class A	(643,027)	(2,872,767)
Class B(b)	(563)	(16,243)
Class C	(265,622)	(988,151)
Class I(c)	(113,336)	(1,050,912)
Class R4	(20,824)	(208,970)
Class R5	(74,428)	(246,859)
Class Y	(2,578)	—
Class Z	(848,799)	(3,498,455)
Total distributions to shareholders	(1,969,177)	(8,882,357)
Increase in net assets from capital stock activity	102,667,496	70,263,003
Total increase in net assets	295,938,066	134,929,755
Net assets at beginning of year	523,114,061	388,184,306
Net assets at end of year	$819,052,127	$523,114,061
Excess of distributions over net investment income	$(348,695)	$(764,523)

(a)	Class Y shares are based on operations from March 1, 2016 (commencement of operations) through the stated period end.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Technology Growth Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2017		August 31, 2016 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(b)
Subscriptions (c)	4,781,457	117,817,284	4,374,319	84,281,813
Distributions reinvested	27,330	602,083	141,756	2,725,965
Redemptions	(4,612,271)	(112,251,153)	(3,854,626)	(72,302,813)
Net increase	196,516	6,168,214	661,449	14,704,965
Class B(b)
Subscriptions	492	10,853	1,102	20,075
Distributions reinvested	25	507	876	15,360
Redemptions (c)	(14,679)	(313,385)	(56,400)	(968,447)
Net decrease	(14,162)	(302,025)	(54,422)	(933,012)
Class C
Subscriptions	1,439,245	31,749,242	1,315,029	23,084,042
Distributions reinvested	9,956	198,819	38,728	680,449
Redemptions	(1,025,474)	(22,909,928)	(557,277)	(9,704,458)
Net increase	423,727	9,038,133	796,480	14,060,033
Class I(d)
Subscriptions	10,072	264,513	2,141,999	42,521,533
Distributions reinvested	4,723	113,296	50,419	1,050,737
Redemptions	(1,609,322)	(42,630,505)	(2,221,606)	(47,579,454)
Net decrease	(1,594,527)	(42,252,696)	(29,188)	(4,007,184)
Class R4
Subscriptions	605,381	15,111,546	421,575	8,571,397
Distributions reinvested	901	20,824	10,386	208,970
Redemptions	(478,457)	(11,118,179)	(541,184)	(10,580,589)
Net increase (decrease)	127,825	4,014,191	(109,223)	(1,800,222)
Class R5
Subscriptions	1,007,560	26,885,189	601,554	12,306,139
Distributions reinvested	3,202	74,416	12,212	246,806
Redemptions	(325,770)	(8,461,255)	(302,939)	(5,861,084)
Net increase	684,992	18,498,350	310,827	6,691,861
Class Y(d)
Subscriptions	1,487,235	39,172,350	33,561	723,994
Distributions reinvested	110	2,568	—	—
Redemptions	(168,042)	(4,793,685)	(3,378)	(72,930)
Net increase	1,319,303	34,381,233	30,183	651,064
Class Z
Subscriptions	6,898,209	174,382,444	5,624,845	112,031,032
Distributions reinvested	21,544	491,843	123,140	2,446,794
Redemptions	(4,162,793)	(101,752,191)	(3,838,360)	(73,582,328)
Net increase	2,756,960	73,122,096	1,909,625	40,895,498
Total net increase	3,900,634	102,667,496	3,515,731	70,263,003

(a)	Class Y shares are based on operations from March 1, 2016 (commencement of operations) through the stated period end.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Includes conversions of Class B shares to Class A shares, if any.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2017	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
8/31/2017	$21.19	(0.08)	7.56	7.48	—	(0.08)
8/31/2016	$18.36	(0.04)	3.22	3.18	—	(0.35)
8/31/2015	$18.18	(0.07)	1.10	1.03	(0.09)	(0.76)
8/31/2014	$13.47	(0.09)	4.80	4.71	—	—
8/31/2013	$10.87	(0.04)	2.64	2.60	—	—
Class C
8/31/2017	$19.26	(0.24)	6.84	6.60	—	(0.08)
8/31/2016	$16.84	(0.17)	2.94	2.77	—	(0.35)
8/31/2015	$16.82	(0.20)	1.02	0.82	(0.04)	(0.76)
8/31/2014	$12.55	(0.20)	4.47	4.27	—	—
8/31/2013	$10.21	(0.12)	2.46	2.34	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Technology Growth Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.08)	$28.59	35.41%	1.32%	1.32% (c)	(0.33%)	40%	$228,598
(0.35)	$21.19	17.52%	1.36%	1.36% (c)	(0.21%)	55%	$165,271
(0.85)	$18.36	5.70%	1.40%	1.40% (c)	(0.37%)	60%	$131,079
—	$18.18	34.97%	1.42%	1.42% (c)	(0.55%)	68%	$83,656
—	$13.47	23.92%	1.49%	1.46% (c)	(0.36%)	135%	$53,711

(0.08)	$25.78	34.39%	2.07%	2.07% (c)	(1.08%)	40%	$92,158
(0.35)	$19.26	16.65%	2.12%	2.12% (c)	(0.97%)	55%	$60,684
(0.80)	$16.84	4.91%	2.15%	2.15% (c)	(1.13%)	60%	$39,660
—	$16.82	34.02%	2.17%	2.17% (c)	(1.31%)	68%	$21,775
—	$12.55	22.92%	2.23%	2.21% (c)	(1.11%)	135%	$16,791
Columbia Global Technology Growth Fund | Annual Report 2017	17

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R4
8/31/2017	$22.21	(0.02)	7.94	7.92	—	(0.08)
8/31/2016	$19.19	0.01	3.36	3.37	—	(0.35)
8/31/2015	$18.92	(0.04)	1.17	1.13	(0.10)	(0.76)
8/31/2014	$13.99	(0.06)	4.99	4.93	—	—
8/31/2013 (d)	$10.73	(0.03)	3.29	3.26	—	—
Class R5
8/31/2017	$22.33	0.01	7.97	7.98	—	(0.08)
8/31/2016	$19.26	0.03	3.39	3.42	—	(0.35)
8/31/2015	$18.98	(0.01)	1.16	1.15	(0.11)	(0.76)
8/31/2014	$14.00	(0.01)	4.99	4.98	—	—
8/31/2013 (f)	$10.73	0.00 (g)	3.27	3.27	—	—
Class Y
8/31/2017	$22.37	0.03	7.99	8.02	—	(0.08)
8/31/2016 (h)	$19.26	0.04	3.07	3.11	—	—
Class Z
8/31/2017	$21.94	(0.02)	7.84	7.82	—	(0.08)
8/31/2016	$18.95	0.01	3.33	3.34	—	(0.35)
8/31/2015	$18.70	(0.02)	1.13	1.11	(0.10)	(0.76)
8/31/2014	$13.82	(0.05)	4.93	4.88	—	—
8/31/2013	$11.13	(0.01)	2.70	2.69	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(g)	Rounds to zero.
(h)	Class Y shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Technology Growth Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.08)	$30.05	35.77%	1.07%	1.07% (c)	(0.06%)	40%	$13,629
(0.35)	$22.21	17.76%	1.11%	1.11% (c)	0.07%	55%	$7,235
(0.86)	$19.19	6.04%	1.15%	1.15% (c)	(0.23%)	60%	$8,345
—	$18.92	35.24%	1.16%	1.16% (c)	(0.37%)	68%	$836
—	$13.99	30.38%	1.22% (e)	1.22% (c),(e)	(0.28%) (e)	135%	$177

(0.08)	$30.23	35.84%	0.98%	0.98%	0.02%	40%	$45,747
(0.35)	$22.33	17.95%	0.98%	0.98%	0.16%	55%	$18,492
(0.87)	$19.26	6.13%	1.00%	1.00%	(0.05%)	60%	$9,964
—	$18.98	35.57%	1.03%	1.03%	(0.09%)	68%	$3,168
—	$14.00	30.48%	1.08% (e)	1.08% (e)	(0.08%) (e)	135%	$203

(0.08)	$30.31	35.96%	0.93%	0.93%	0.10%	40%	$40,899
—	$22.37	16.15%	0.94% (e)	0.94% (e)	0.33% (e)	55%	$675

(0.08)	$29.68	35.75%	1.07%	1.07% (c)	(0.08%)	40%	$398,021
(0.35)	$21.94	17.82%	1.11%	1.11% (c)	0.04%	55%	$233,750
(0.86)	$18.95	6.00%	1.15%	1.15% (c)	(0.11%)	60%	$165,748
—	$18.70	35.31%	1.17%	1.17% (c)	(0.30%)	68%	$111,506
—	$13.82	24.17%	1.24%	1.21% (c)	(0.12%)	135%	$77,279
Columbia Global Technology Growth Fund | Annual Report 2017	19

Notes to Financial Statements
August 31, 2017
Note 1. Organization
Columbia Global Technology Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
The Fund no longer accepts investments by new or existing investors in Class I shares. Class I shares, when available, were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Effective November 1, 2017, Class R4 shares will be renamed Advisor Class shares.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Effective November 1, 2017, Class R5 shares will be renamed Institutional 2 Class shares.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Effective November 1, 2017, Class Y shares will be renamed Institutional 3 Class shares.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Effective November 1, 2017, Class Z shares will be renamed Institutional Class shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
20	Columbia Global Technology Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Global Technology Growth Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
August 31, 2017
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
22	Columbia Global Technology Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.77% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2017 was 0.86% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the
Columbia Global Technology Growth Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
August 31, 2017
beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class R5 shares and 0.025% for Class I and Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class R5 shares and Class I and Class Y shares did not pay transfer agency fees.
For the year ended August 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Class B	0.14 (a),(b)
Class C	0.15
Class I	0.00 (b),(c)
Class R4	0.15
Class R5	0.06
Class Y	0.01
Class Z	0.15

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $240.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund, respectively. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a service fee or distribution fee for Class B shares.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
24	Columbia Global Technology Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended August 31, 2017, if any, are listed below:
Amount ($)
Class A	869,579
Class B	209
Class C	9,328
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2017 through December 31, 2017	Prior to January 1, 2017
Class A	1.45	1.50
Class C	2.20	2.25
Class R4	1.20	1.25
Class R5	1.155	1.16
Class Y	1.105	1.11
Class Z	1.20	1.25
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, late-year ordinary losses, trustees’ deferred compensation, foreign currency transactions and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
2,062,806	(2,062,806)	—
Columbia Global Technology Growth Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
August 31, 2017
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
August 31, 2017			August 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	1,969,177	1,969,177	126,451	8,755,906	8,882,357
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	24,615,129	—	297,468,858
At August 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
522,988,299	300,287,418	(2,818,560)	297,468,858
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2017, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2017.
Late year ordinary losses ($)	Post-October capital losses ($)
302,973	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $341,611,849 and $252,007,090, respectively, for the year ended August 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net
26	Columbia Global Technology Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended August 31, 2017.
Note 8. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Shareholder concentration risk
At August 31, 2017, unaffiliated shareholders of record owned 30.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 19.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Columbia Global Technology Growth Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
August 31, 2017
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Columbia Global Technology Growth Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Global Technology Growth Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Technology Growth Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers and transfer agent provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, MN
October 20, 2017
Columbia Global Technology Growth Fund | Annual Report 2017	29

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Capital gain dividend
$27,913,521
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
30	Columbia Global Technology Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Global Technology Growth Fund | Annual Report 2017	31

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
32	Columbia Global Technology Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
Columbia Global Technology Growth Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
34	Columbia Global Technology Growth Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement
On June 14, 2017, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Global Technology Growth Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 27, 2017, April 26, 2017 and June 13, 2017 and at Board meetings held on March 28, 2017 and June 14, 2017. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2017, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 14, 2017, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2018 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia Global Technology Growth Fund | Annual Report 2017	35

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2016, the Fund’s performance was in the thirty-third, eighteenth and eleventh percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2016, the Fund’s actual management fee and net total expense ratio are ranked in the fourth and third quintiles, respectively,
36	Columbia Global Technology Growth Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
(where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, warranted the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2016 to profitability levels realized in 2015. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Columbia Global Technology Growth Fund | Annual Report 2017	37

Board Consideration and Approval of Management
Agreement  (continued)
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
38	Columbia Global Technology Growth Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Global Technology Growth Fund | Annual Report 2017	39

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Columbia Global Technology Growth Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN234_08_G01_(10/17)

Annual Report
August 31, 2017
Columbia Balanced Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Balanced Fund   |  Annual Report 2017

Columbia Balanced Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Balanced Fund (the Fund) seeks high total return by investing in common stocks and debt securities.
Portfolio management
Guy Pope, CFA
Co-lead manager
Managed Fund since 1997
Leonard Aplet, CFA
Co-lead manager
Managed Fund since 1991
Brian Lavin, CFA
Co-manager
Managed Fund since 2010
Gregory Liechty
Co-manager
Managed Fund since 2011
Ronald Stahl, CFA
Co-manager
Managed Fund since 2005
Average annual total returns (%) (for the period ended August 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	9.54	10.02	7.65
	Including sales charges		3.24	8.73	7.01
Class C	Excluding sales charges	10/13/03	8.71	9.21	6.84
	Including sales charges		7.71	9.21	6.84
Class K*		03/07/11	9.62	10.13	7.71
Class R*		09/27/10	9.27	9.77	7.38
Class R4*		11/08/12	9.82	10.31	7.92
Class R5*		03/07/11	9.91	10.42	7.98
Class T*	Excluding sales charges	04/03/17	9.61	10.06	7.68
	Including sales charges		6.87	9.51	7.41
Class Y*		11/08/12	9.96	10.47	7.99
Class Z		10/01/91	9.83	10.30	7.91
Blended Benchmark			9.74	9.46	6.62
S&P 500 Index			16.23	14.34	7.61
Bloomberg Barclays U.S. Aggregate Bond Index			0.49	2.19	4.40
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark is a weighted custom composite consisting of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Balanced Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2007 — August 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Balanced Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2017)
Apple, Inc.	3.1
Berkshire Hathaway, Inc., Class B	2.1
JPMorgan Chase & Co.	2.0
Microsoft Corp.	2.0
Citigroup, Inc.	2.0
Philip Morris International, Inc.	1.9
Facebook, Inc., Class A	1.8
Johnson & Johnson	1.8
Comcast Corp., Class A	1.7
Honeywell International, Inc.	1.5
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at August 31, 2017)
Asset-Backed Securities — Non-Agency	3.3
Commercial Mortgage-Backed Securities - Agency	1.7
Commercial Mortgage-Backed Securities - Non-Agency	2.4
Common Stocks	59.5
Corporate Bonds & Notes	11.8
Foreign Government Obligations	0.4
Inflation-Indexed Bonds	0.6
Money Market Funds	7.3
Residential Mortgage-Backed Securities - Agency	7.9
Residential Mortgage-Backed Securities - Non-Agency	1.5
Senior Loans	0.0 (a)
U.S. Government & Agency Obligations	1.3
U.S. Treasury Obligations	2.3
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Columbia Balanced Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Equity sector breakdown (%) (at August 31, 2017)
Consumer Discretionary	11.7
Consumer Staples	6.9
Energy	6.8
Financials	17.8
Health Care	17.8
Industrials	7.8
Information Technology	23.9
Materials	1.8
Real Estate	1.6
Telecommunication Services	2.6
Utilities	1.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4	Columbia Balanced Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2017, the Fund’s Class A shares returned 9.54% excluding sales charges. The Fund’s Blended Benchmark returned 9.74% for the same time period. During the same 12-month period, the Fund’s equity benchmark, the S&P 500 Index, returned 16.23%, while the Fund’s fixed-income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 0.49%. An overweight in stocks benefited overall results, as stocks outperformed bonds. The equity portion of the Fund performed generally in line with the equity benchmark while the fixed-income portion outperformed the fixed-income benchmark.
U.S. financial markets delivered gains
Global events, political uncertainty and mixed economic data were enough to keep investors off balance early in the 12-month period, as financial markets moved sharply in reaction to each significant change on the world stage. However, the end of a contentious U.S. presidential contest in November 2016 eliminated a key element of uncertainty, and the U.S. equity markets moved solidly higher through the end of the period. Bonds eked out modest gains as interest rates rose. Rates and bond prices move in opposite directions. Global growth picked up early in 2017. Positive U.S. economic data, steady job growth, rising corporate earnings and accelerated manufacturing activity further bolstered investor confidence.
The Federal Reserve (the Fed) raised the target range of its benchmark short-term interest rate three times during the period, bringing it to between 1.00% and 1.25% in June 2017. The Fed signaled that it was prepared to raise rates more aggressively on the heels of strong job gains and progress towards its 2.0% inflation target, creating expectations that the June rate hike may not be the last during the calendar year.
Against this backdrop, the S&P 500 Index rose 16.23%, with dividends reinvested. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.49%. Most non-Treasury sectors produce positive results, as yield spreads in credit and structured bond sectors tightened relative to similar-duration Treasuries.
Equity portfolio delivered solid return
During the period, stock selection was particularly strong in the information technology, financials and materials sectors. Within information technology, Activision, a leading electronic gaming company, and Apple were top performers for the Fund. Activision continued to benefit from the migration to digital, and Apple rose on expectations for the iPhone 8 and 10 (or X). Within financials, Morgan Stanley, Citigroup and JPMorgan all benefited from expectations of a slightly more lenient regulatory environment under the new administration and the impact of rising interest rates, which are helpful to financial companies. In the materials sector, Sherwin Williams was a big winner for the Fund. The company’s core paint business did well in a favorable environment for housing. The acquisition of competitor Valspar proved to be accretive to the overall company and helped give earnings an extra boost. Elsewhere in the portfolio, the consumer discretionary sector yielded many stocks with returns in excess of 20% for the period, including Royal Caribbean, McDonalds, Marriott, Comcast and Expedia. Royal Caribbean rebounded after a challenging 2016. Pricing firmed up in 2017 and Royal Caribbean was the beneficiary of this turnaround. Investors responded favorably to good execution by McDonalds’ management. Marriott benefited as the merger with Starwood has gone smoothly so far. Comcast and Expedia were two other solid holdings during the period. In health care, Vertex outperformed based on favorable data for its cystic fibrosis treatment. Anthem benefited as health maintenance organizations got a boost as uncertainty created by merger and acquisition activity receded and a perception that the new administration’s policies would be good for the industry.
Industrials, telecommunication services and health care were the biggest sector detractors from relative Fund results for the period. In the industrials sector, Dun & Bradstreet and Nielsen Holdings were major laggards. With Dun & Bradstreet, we were banking on an organic growth turnaround, which failed to materialize. Nielsen’s revenues were hurt as big consumer staples customers pulled back on their spending. In the telecomm sector, fundamental trends hurt Verizon and AT&T. Elsewhere in the portfolio, Michael’s lost ground on weaker same-store sales, as retailers continued to struggle against online competition and a tough retail environment. Kroger was hurt by increased competition in food retailing. We eliminated both Michael’s and Kroger from the portfolio.
Columbia Balanced Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
Fixed income outperformed its benchmark
Duration positioning and an emphasis on non-Treasury bonds drove the performance advantage of the Fund’s fixed-income portfolio relative to its fixed-income benchmark. The Fund’s duration was shorter than the benchmark, which benefited performance as interest rates rose for all maturities. Corporate bonds outperformed similar-duration Treasuries by 3.09 percentage points, as measured by the Bloomberg Barclays Credit Index. Within the corporate market, the Fund’s exposure to the basic industry, energy and insurance subsectors were particularly positive, as these segments were the best performers. An overweight in BBB rated bonds also aided results, as BBB outperformed A and AA credit. The Fund’s small allocation to the high-yield sector was also a benefit, as lower quality corporate notes outperformed higher quality.
A strategic underweight in GNMA mortgages versus the benchmark was an additional plus for performance, as it was the only spread sector that lagged for the period. (The spread is the yield difference between any given bond sector and similar duration Treasuries.) The Fund’s exposure to asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) also aided performance, as both sectors did better than Treasuries. Within CMBS, the Fund remained overweight in agency and non-agency bonds because we find both segments attractive. ABS was one of the Fund’s largest overweights relative to the benchmark, and we continue to find relative value there, particularly in auto-backed securities.
During the period, we shifted the Fund’s securitized positioning very slightly. We modestly reduced exposure to mortgages and CMBS and increased the allocation to ABS. We also increased the Fund’s allocation to agency securities, focusing on floating rate notes.
At period end
The Fund’s solid results from its equity portfolio had two different phases for the 12-month period. The first four months were a period of underperformance, as the U.S. presidential race created uncertainty before the election and investors rapidly rotated into and out of stocks that they viewed as beneficiaries of the new administration and its policies after the election. However, we did not get carried away with these trends, many of which turned out to be transitory, and the Fund enjoyed a significant comeback in the last eight months of the period. We stayed with our core contrarian philosophy in constructing the portfolio and managing it from day to day, and we believe this discipline served our shareholders well.
Within the Fund’s fixed-income portfolio, we maintained a duration that was shorter than the benchmark. Because the Fed has indicated that the timing of interest rate hikes and the reduction of its balance sheet will remain data-dependent, we continue to watch inflation expectations, employment and global economic growth, global fiscal and monetary policies and the commodity market. At the close of the reporting period, risk premiums remained reasonably attractive in most sectors, although not as attractive as they were at the beginning.
Relative to the benchmark, the Fund remained underweight in U.S. government securities. We believe that ABS and CMBS continue to offer attractive spreads. Within the CMBS market we preferred seasoned, AAA, super senior paper, as well as short GNMA government-backed project loan tranches. Within the corporate sector, the Fund remained overweight in the banking, insurance, communications and electric utility industries.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to
6	Columbia Balanced Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Balanced Fund | Annual Report 2017	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2017 — August 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,052.80	1,020.32	5.02	4.94	0.97
Class C	1,000.00	1,000.00	1,048.90	1,016.53	8.88	8.74	1.72
Class K	1,000.00	1,000.00	1,053.30	1,020.62	4.71	4.63	0.91
Class R	1,000.00	1,000.00	1,051.60	1,019.06	6.31	6.21	1.22
Class R4	1,000.00	1,000.00	1,054.20	1,021.58	3.73	3.67	0.72
Class R5	1,000.00	1,000.00	1,054.50	1,021.88	3.42	3.36	0.66
Class T	1,000.00	1,000.00	1,048.40 (a)	1,020.32	4.06 (a)	4.94	0.97 (a)
Class Y	1,000.00	1,000.00	1,054.80	1,022.13	3.16	3.11	0.61
Class Z	1,000.00	1,000.00	1,054.20	1,021.58	3.73	3.67	0.72
(a) Based on operations from April 3, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Balanced Fund | Annual Report 2017

Portfolio of Investments
August 31, 2017
(Percentages represent value of investments compared to net assets)
Asset-Backed Securities — Non-Agency 3.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ally Master Owner Trust
Series 2012-5 Class A
09/15/2019	1.540%	8,035,000	8,035,116
American Credit Acceptance Receivables Trust(a)
Series 2016-1A Class A
05/12/2020	2.370%	143,930	143,959
Series 2016-3 Class A
11/12/2020	1.700%	1,878,902	1,876,768
Series 2016-4 Class A
06/12/2020	1.500%	4,257,100	4,252,551
ARI Fleet Lease Trust(a)
Series 2015-A Class A2
11/15/2018	1.110%	294,049	293,692
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2013-1A Class A
09/20/2019	1.920%	100,000	99,992
Series 2016-2A Class A
11/20/2022	2.720%	4,100,000	4,120,958
BMW Vehicle Lease Trust
Series 2016-2 Class A2
01/22/2019	1.230%	1,647,845	1,646,517
CarFinance Capital Auto Trust(a)
Series 2015-1A Class A
06/15/2021	1.750%	412,962	412,690
CCG Receivables Trust(a)
Series 2015-1 Class A2
11/14/2018	1.460%	1,399,034	1,397,592
Chesapeake Funding II LLC(a)
Series 2016-1A Class A1
03/15/2028	2.110%	3,552,860	3,561,300
Series 2016-2A Class A1
06/15/2028	1.880%	5,183,060	5,186,913
Series 2017-3A Class A1
08/15/2029	1.910%	4,000,000	4,002,294
Chrysler Capital Auto Receivables Trust(a)
Series 2016-BA Class A3
07/15/2021	1.640%	11,200,000	11,189,340
Conn’s Receivables Funding LLC(a)
Series 2016-B Class A
10/15/2018	3.730%	760,712	761,106
Diamond Resorts Owner Trust(a)
Series 2013-2 Class A
05/20/2026	2.270%	287,561	286,407
DT Auto Owner Trust(a)
Series 2016-4A Class A
11/15/2019	1.440%	2,371,496	2,370,609
Exeter Automobile Receivables Trust(a)
Series 2015-2A Class A
11/15/2019	1.540%	125,258	125,250
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015-3A Class A
03/16/2020	2.000%	444,266	444,312
Series 2016-1A Class A
07/15/2020	2.350%	873,751	873,592
Series 2016-3A Class A
11/16/2020	1.840%	1,891,682	1,887,120
Ford Credit Auto Owner Trust(a)
Series 2017-1 Class A
08/15/2028	2.620%	15,400,000	15,704,929
Ford Credit Floorplan Master Owner Trust
Series 2015-1 Class A1
01/15/2020	1.420%	9,250,000	9,247,648
Ford Credit Floorplan Master Owner Trust A
Series 2016-5 Class 1A
11/15/2021	1.950%	7,800,000	7,834,400
Series 2017-1 Class A1
05/15/2022	2.070%	10,000,000	10,059,074
GM Financial Automobile Leasing Trust
Series 2016-3 Class A3
12/20/2019	1.610%	2,500,000	2,495,228
Series 2017-2 Class A3
09/21/2020	2.020%	4,450,000	4,449,853
GMF Floorplan Owner Revolving Trust(a)
Series 2017-1 Class A1
01/18/2022	2.220%	5,120,000	5,163,261
Hertz Fleet Lease Funding LP(a),(b)
Series 2014-1 Class A
1-month USD LIBOR + 0.400% 04/10/2028	1.631%	96,001	96,002
Hertz Vehicle Financing LLC(a)
Series 2016-3A Class A
07/25/2020	2.270%	14,055,000	13,979,352
Hilton Grand Vacations Trust(a)
Series 2013-A Class A
01/25/2026	2.280%	580,710	579,831
Series 2014-AA Class A
11/25/2026	1.770%	988,839	979,178
Hyundai Auto Lease Securitization Trust(a)
Series 2017-A Class A2A
07/15/2019	1.560%	2,300,000	2,299,332
Hyundai Floorplan Master Owner Trust(a)
Series 2016-1A Class A2
03/15/2021	1.810%	5,500,000	5,508,306
John Deere Owner Trust
Series 2017-B Class A3
10/15/2021	1.820%	4,120,000	4,135,069
Kubota Credit Owner Trust(a)
Series 2016-1A Class A3
07/15/2020	1.500%	3,525,000	3,510,780

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
August 31, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MVW Owner Trust(a)
Series 2015-1A Class A
12/20/2032	2.520%	2,289,467	2,274,889
Series 2016-1A Class A
12/20/2033	2.250%	4,032,876	3,997,624
Navitas Equipment Receivables LLC(a)
Series 2016-1 Class A2
06/15/2021	2.200%	3,374,505	3,375,842
New York City Tax Lien Trust(a)
Series 2016-A Class A
11/10/2029	1.470%	857,775	853,040
Series 2017-A Class A
11/10/2030	1.870%	5,200,000	5,200,000
Nissan Auto Lease Trust
Series 2017-A Class A3
04/15/2020	1.910%	3,850,000	3,851,418
OneMain Direct Auto Receivables Trust(a)
Series 2016-1A Class A
01/15/2021	2.040%	616,428	617,049
PFS Tax Lien Trust(a)
Series 2014-1 Class NOTE
05/15/2029	1.440%	131,967	131,631
Santander Drive Auto Receivables Trust
Series 2016-3 Class A2
11/15/2019	1.340%	2,834,328	2,832,937
Sierra Receivables Funding Co., LLC(a)
Series 2017-1A Class A
03/20/2034	2.910%	3,886,999	3,942,276
Sierra Timeshare Receivables Funding LLC(a)
Series 2016-3A Class A
10/20/2033	2.430%	4,536,376	4,479,841
SLM Private Education Loan Trust(a)
Series 2012-A Class A2
01/17/2045	3.830%	4,256,010	4,330,139
SLM Student Loan Trust(b)
Series 2005-4 Class A3
3-month USD LIBOR + 0.120% 01/25/2027	1.434%	10,181,663	10,133,209
Series 2006-5 Class A5
3-month USD LIBOR + 0.110% 01/25/2027	1.424%	3,487,750	3,481,485
SMART ABS Trust
Series 2015-1US Class A3A
09/14/2018	1.500%	483,367	483,138
SMB Private Education Loan Trust(a),(b)
Series 2015-B Class A1
1-month USD LIBOR + 0.700% 02/15/2023	1.926%	116,637	116,641
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SoFi Consumer Loan Program LLC(a)
Series 2017-4 Class A
05/26/2026	2.500%	5,777,591	5,791,211
TAL Advantage V LLC(a)
Series 2014-2A Class A1
05/20/2039	1.700%	306,834	306,338
Verizon Owner Trust(a)
Series 2016-1A Class A
01/20/2021	1.420%	17,855,000	17,799,067
Series 2016-2A Class A
05/20/2021	1.680%	11,540,000	11,536,193
Series 2017-1A Class A
09/20/2021	2.060%	5,150,000	5,183,290
Series 2017-2A Class A
12/20/2021	1.920%	2,925,000	2,933,230
Westlake Automobile Receivables Trust(a)
Series 2016-3A Class A2
10/15/2019	1.420%	4,149,742	4,146,227
Total Asset-Backed Securities — Non-Agency (Cost $236,311,268)			236,807,036

Commercial Mortgage-Backed Securities - Agency 1.7%

Federal National Mortgage Association
Series 2006-M2 Class A2A
10/25/2032	5.271%	1,498,573	1,596,250
Government National Mortgage Association(b),(c)
CMO Series 2015-71 Class DA
09/16/2049	2.161%	7,504,808	7,460,314
Government National Mortgage Association
Series 2012-111 Class AC
04/16/2047	2.211%	26,457	26,435
Series 2012-25 Class A
11/16/2042	2.575%	1,422,591	1,427,609
Series 2012-45 Class A
03/16/2040	2.830%	132,444	132,707
Series 2012-55 Class A
08/16/2033	1.704%	354,675	353,978
Series 2012-58 Class A
01/16/2040	2.500%	614,589	616,053
Series 2013-105 Class A
02/16/2037	1.705%	4,213,038	4,166,333
Series 2013-118 Class AB
06/16/2036	2.000%	2,032,206	2,027,198
Series 2013-12 Class A
10/16/2042	1.410%	4,287,104	4,203,121
Series 2013-126 Class AB
04/16/2038	1.540%	6,073,332	6,005,481

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Balanced Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-138 Class A
08/16/2035	2.150%	4,564,481	4,565,027
Series 2013-146 Class AH
08/16/2040	2.000%	1,695,441	1,687,191
Series 2013-17 Class AH
10/16/2043	1.558%	1,157,339	1,133,456
Series 2013-179 Class A
07/16/2037	1.800%	2,027,798	2,019,202
Series 2013-194 Class AB
05/16/2038	2.250%	1,254,117	1,250,066
Series 2013-2 Class AB
12/16/2042	1.600%	760,148	754,419
Series 2013-30 Class A
05/16/2042	1.500%	2,220,553	2,180,858
Series 2013-32 Class AB
01/16/2042	1.900%	2,353,415	2,324,666
Series 2013-33 Class A
07/16/2038	1.061%	3,525,744	3,448,044
Series 2013-40 Class A
10/16/2041	1.511%	1,246,334	1,226,591
Series 2013-50 Class AH
06/16/2039	2.100%	1,399,578	1,394,717
Series 2013-57 Class A
06/16/2037	1.350%	3,546,526	3,478,057
Series 2013-61 Class A
01/16/2043	1.450%	1,558,046	1,518,533
Series 2013-73 Class AE
01/16/2039	1.350%	6,195,353	6,097,340
Series 2013-78 Class AB
07/16/2039	1.624%	1,616,081	1,590,437
Series 2014-103 Class AB
06/16/2053	1.742%	2,042,984	2,060,301
Series 2014-109 Class A
01/16/2046	2.325%	4,175,620	4,173,408
Series 2014-135 Class AD
08/16/2045	2.400%	3,054,262	3,064,482
Series 2014-138 Class A
01/16/2044	2.700%	1,260,163	1,267,446
Series 2014-148 Class A
11/16/2043	2.650%	1,930,806	1,943,287
Series 2014-169 Class A
11/16/2042	2.600%	1,609,875	1,617,391
Series 2014-24 Class BA
07/16/2038	2.100%	2,186,307	2,180,271
Series 2014-33 Class A
08/16/2039	2.300%	979,657	977,971
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014-64 Class A
02/16/2045	2.200%	1,607,835	1,605,863
Series 2014-67 Class AE
05/16/2039	2.150%	643,287	650,805
Series 2015-109 Class A
02/16/2040	2.528%	7,052,643	7,070,887
Series 2015-21 Class A
11/16/2042	2.600%	3,704,589	3,721,095
Series 2015-33 Class AH
02/16/2045	2.650%	1,005,093	1,010,168
Series 2015-5 Class KA
11/16/2039	2.500%	4,143,925	4,141,833
Series 2015-78 Class A
06/16/2040	2.918%	4,253,891	4,290,006
Series 2015-85 Class AF
05/16/2044	2.400%	5,166,617	5,180,517
Series 2015-98 Class AE
04/16/2041	2.100%	2,863,359	2,847,648
Series 2016-39 Class AG
01/16/2043	2.300%	7,463,027	7,446,329
Total Commercial Mortgage-Backed Securities - Agency (Cost $119,314,828)			117,933,791

Commercial Mortgage-Backed Securities - Non-Agency 2.4%

American Homes 4 Rent(a)
Series 2015-SFR1 Class A
04/17/2052	3.467%	3,518,092	3,695,746
American Homes 4 Rent Trust(a)
Series 2014-SFR2 Class A
10/17/2036	3.786%	2,889,814	3,088,902
Series 2014-SFR3 Class A
12/17/2036	3.678%	3,385,310	3,597,975
Series 2015-SFR2 Class A
10/17/2045	3.732%	2,640,332	2,820,421
Americold 2010 LLC Trust(a)
Series 2010-ARTA Class A1
01/14/2029	3.847%	179,330	184,603
CFCRE Commercial Mortgage Trust
Series 2016-C4 Class A1
05/10/2058	1.501%	2,599,122	2,583,362
CGGS Commercial Mortgage Trust(a)
Series 2016-RNDA Class AFX
02/10/2033	2.757%	9,719,394	9,767,629
Colony Multifamily Mortgage Trust(a)
Series 2014-1 Class A
04/20/2050	2.543%	1,719,300	1,710,014

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
August 31, 2017
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Commercial Mortgage Pass-Through Certificates
Series 2014-CR14 Class A2
02/10/2047	3.147%	10,105,000	10,265,015
Commercial Mortgage Trust
Series 2012-LC4 Class A3
12/10/2044	3.069%	9,646,805	9,791,423
Series 2013-CR6 Class A2
03/10/2046	2.122%	12,746,276	12,761,372
Series 2013-CR8 Class A5
06/10/2046	3.612%	10,380,000	11,014,373
Series 2013-CR9 Class A2
07/10/2045	3.055%	4,260,146	4,288,378
Series 2013-LC13 Class A2
08/10/2046	3.009%	9,300,000	9,415,233
Series 2014-CR18 Class A2
07/15/2047	2.924%	3,100,000	3,160,943
Series 2015-CR23 Class A2
05/10/2048	2.852%	4,250,000	4,350,433
CSAIL Commercial Mortgage Trust
Series 2016-C5 Class A1
11/15/2048	1.747%	2,721,955	2,714,072
DBUBS Mortgage Trust(a)
Series 2011-LC1A Class A3
11/10/2046	5.002%	150,000	161,643
General Electric Capital Assurance Co.(a)
Series 2003-1 Class A5
05/12/2035	5.743%	106,784	109,528
GS Mortgage Securities Trust(a)
Series 2011-GC3 Class A4
03/10/2044	4.753%	12,277,890	13,135,686
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14 Class ASB
08/15/2046	3.761%	4,700,000	4,956,266
Series 2014-C19 Class A2
04/15/2047	3.046%	4,000,000	4,078,490
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2009-IWST Class A2
12/05/2027	5.633%	300,000	319,777
Series 2010-CNTR Class A2
08/05/2032	4.311%	450,000	471,548
Series 2011-C3 Class A4
02/15/2046	4.717%	450,000	482,397
LB-UBS Commercial Mortgage Trust
Series 2007-C7 Class A3
09/15/2045	5.866%	1,068,231	1,071,427
Morgan Stanley Capital I Trust(a)
Series 2011-C1 Class A4
09/15/2047	5.033%	300,000	324,945
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Capital I Trust
Series 2016-BNK2 Class A2
11/15/2049	2.454%	5,625,000	5,672,303
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A2
12/10/2045	1.712%	4,570,083	4,568,712
Series 2012-C4 Class A5
12/10/2045	2.850%	17,050,000	17,404,326
Series 2013-C5 Class A3
03/10/2046	2.920%	2,000,000	2,046,503
Series 2013-C5 Class A4
03/10/2046	3.185%	10,651,000	11,034,965
WF-RBS Commercial Mortgage Trust
Series 2012-C9 Class A3
11/15/2045	2.870%	10,457,000	10,715,791
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $171,140,703)			171,764,201

Common Stocks 59.8%
Issuer	Shares	Value ($)
Consumer Discretionary 7.0%
Hotels, Restaurants & Leisure 1.6%
Marriott International, Inc., Class A	101,930	10,557,909
McDonald’s Corp.	315,415	50,456,937
Royal Caribbean Cruises Ltd.	96,700	12,035,282
Starbucks Corp.	751,410	41,222,353
Total		114,272,481
Household Durables 0.3%
Newell Brands, Inc.	418,370	20,198,904
Internet & Direct Marketing Retail 0.4%
Expedia, Inc.	60,255	8,939,432
Liberty Interactive Corp., Class A(d)	803,265	17,768,222
Total		26,707,654
Media 1.8%
Comcast Corp., Class A	2,696,772	109,515,911
Walt Disney Co. (The)	170,985	17,303,682
Total		126,819,593
Multiline Retail 0.4%
Dollar General Corp.	417,435	30,289,084

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Balanced Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 1.3%
AutoZone, Inc.(d)	22,522	11,901,526
Lowe’s Companies, Inc.	1,085,022	80,172,275
Total		92,073,801
Textiles, Apparel & Luxury Goods 1.2%
Coach, Inc.	1,009,680	42,103,656
PVH Corp.	377,171	47,482,057
Total		89,585,713
Total Consumer Discretionary		499,947,230
Consumer Staples 4.1%
Beverages 0.9%
PepsiCo, Inc.	583,973	67,583,195
Food & Staples Retailing 0.8%
CVS Health Corp.	214,151	16,562,439
SYSCO Corp.	814,660	42,908,142
Total		59,470,581
Food Products 0.6%
Kellogg Co.	603,735	39,520,493
Tobacco 1.8%
Philip Morris International, Inc.	1,097,820	128,368,093
Total Consumer Staples		294,942,362
Energy 4.1%
Energy Equipment & Services 0.6%
Halliburton Co.	1,070,354	41,711,695
Oil, Gas & Consumable Fuels 3.5%
Canadian Natural Resources Ltd.	1,772,124	54,616,862
Chevron Corp.	636,936	68,547,052
EOG Resources, Inc.	475,109	40,379,514
Exxon Mobil Corp.	1,106,335	84,446,551
Total		247,989,979
Total Energy		289,701,674
Financials 10.6%
Banks 5.1%
Citigroup, Inc.	1,977,177	134,507,351
JPMorgan Chase & Co.	1,492,473	135,650,871
Wells Fargo & Co.	1,874,906	95,751,450
Total		365,909,672
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 2.8%
Bank of New York Mellon Corp. (The)	1,798,341	94,017,267
BlackRock, Inc.	26,085	10,929,876
Invesco Ltd.	295,124	9,674,165
Morgan Stanley	1,419,875	64,604,313
S&P Global, Inc.	113,885	17,575,872
Total		196,801,493
Diversified Financial Services 2.0%
Berkshire Hathaway, Inc., Class B(d)	779,290	141,176,176
Insurance 0.7%
Aon PLC	385,427	53,636,021
Total Financials		757,523,362
Health Care 10.7%
Biotechnology 2.5%
Alexion Pharmaceuticals, Inc.(d)	152,385	21,701,148
Biogen, Inc.(d)	227,165	71,911,352
Celgene Corp.(d)	520,877	72,365,442
Vertex Pharmaceuticals, Inc.(d)	83,895	13,468,503
Total		179,446,445
Health Care Equipment & Supplies 1.7%
Abbott Laboratories	996,286	50,750,809
Medtronic PLC	553,883	44,654,047
Zimmer Biomet Holdings, Inc.	206,815	23,632,750
Total		119,037,606
Health Care Providers & Services 2.5%
Anthem, Inc.	270,025	52,935,701
Cardinal Health, Inc.	794,926	53,625,708
CIGNA Corp.	383,834	69,880,818
Total		176,442,227
Pharmaceuticals 4.0%
Allergan PLC	236,300	54,226,124
Bristol-Myers Squibb Co.	553,665	33,485,659
Johnson & Johnson	882,070	116,759,606
Pfizer, Inc.	2,386,315	80,943,805
Total		285,415,194
Total Health Care		760,341,472

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
August 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 4.6%
Air Freight & Logistics 1.4%
FedEx Corp.	463,267	99,315,179
Building Products 0.5%
Johnson Controls International PLC	849,207	33,620,105
Electrical Equipment 0.4%
Eaton Corp. PLC	442,518	31,755,092
Industrial Conglomerates 2.0%
General Electric Co.	1,666,260	40,906,683
Honeywell International, Inc.	742,748	102,699,766
Total		143,606,449
Professional Services 0.3%
Nielsen Holdings PLC	608,845	23,653,628
Total Industrials		331,950,453
Information Technology 14.3%
Communications Equipment 0.9%
Cisco Systems, Inc.	1,796,005	57,849,321
Palo Alto Networks, Inc.(d)	50,545	6,706,816
Total		64,556,137
Internet Software & Services 3.9%
Alphabet, Inc., Class A(d)	62,939	60,121,851
Alphabet, Inc., Class C(d)	105,258	98,871,997
Facebook, Inc., Class A(d)	706,955	121,575,051
Total		280,568,899
IT Services 2.4%
Fidelity National Information Services, Inc.	560,080	52,042,634
FleetCor Technologies, Inc.(d)	41,473	5,962,573
MasterCard, Inc., Class A	633,274	84,415,424
Total System Services, Inc.	411,490	28,442,189
Total		170,862,820
Semiconductors & Semiconductor Equipment 1.3%
Broadcom Ltd.	345,445	87,076,321
MACOM Technology Solutions Holdings, Inc.(d)	156,526	7,128,194
Total		94,204,515
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 2.9%
Activision Blizzard, Inc.	871,560	57,139,474
Electronic Arts, Inc.(d)	94,072	11,429,748
Microsoft Corp.	1,811,394	135,437,929
Total		204,007,151
Technology Hardware, Storage & Peripherals 2.9%
Apple, Inc.	1,236,260	202,746,640
Total Information Technology		1,016,946,162
Materials 1.1%
Chemicals 0.6%
Sherwin-Williams Co. (The)	132,028	44,793,140
Containers & Packaging 0.5%
Ball Corp.	291,215	11,645,688
Sealed Air Corp.	477,415	21,187,677
Total		32,833,365
Total Materials		77,626,505
Real Estate 1.0%
Equity Real Estate Investment Trusts (REITS) 1.0%
American Tower Corp.	464,973	68,839,253
Total Real Estate		68,839,253
Telecommunication Services 1.5%
Diversified Telecommunication Services 1.5%
AT&T, Inc.	1,980,550	74,191,403
Verizon Communications, Inc.	721,104	34,591,359
Total		108,782,762
Total Telecommunication Services		108,782,762
Utilities 0.8%
Electric Utilities 0.8%
Edison International	183,951	14,749,191
Southern Co. (The)	883,235	42,624,921
Total		57,374,112
Total Utilities		57,374,112
Total Common Stocks (Cost $3,227,599,732)		4,263,975,347

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Balanced Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes 11.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.3%
BAE Systems Holdings, Inc.(a)
10/07/2024	3.800%	5,548,000	5,853,745
Bombardier, Inc.(a)
12/01/2021	8.750%	161,000	182,905
L3 Technologies, Inc.
12/15/2026	3.850%	5,500,000	5,745,086
Lockheed Martin Corp.
05/15/2036	4.500%	7,350,000	8,150,525
TransDigm, Inc.
05/15/2025	6.500%	675,000	694,817
06/15/2026	6.375%	13,000	13,372
Total			20,640,450
Automotive 0.1%
Ford Motor Co.
12/08/2026	4.346%	8,640,000	8,944,543
Gates Global LLC/Co.(a)
07/15/2022	6.000%	390,000	400,189
IHO Verwaltungs GmbH PIK(a)
09/15/2026	4.750%	348,000	349,854
Total			9,694,586
Banking 2.3%
Ally Financial, Inc.
05/19/2022	4.625%	153,000	159,273
Bank of America Corp.
01/24/2022	5.700%	11,450,000	12,954,324
Bank of New York Mellon Corp. (The)
05/15/2024	3.400%	6,000,000	6,258,150
Barclays Bank PLC
05/15/2024	3.750%	4,500,000	4,728,285
BB&T Corp.(b)
3-month USD LIBOR + 0.530% 05/01/2019	1.841%	6,625,000	6,650,546
Capital One Financial Corp.
03/09/2027	3.750%	8,675,000	8,801,551
Citigroup, Inc.
10/21/2026	3.200%	11,675,000	11,550,253
Credit Suisse AG
09/09/2024	3.625%	4,500,000	4,715,001
Discover Financial Services
02/09/2027	4.100%	6,500,000	6,655,272
Fifth Third Bancorp
03/15/2022	3.500%	5,775,000	6,034,684
Goldman Sachs Group, Inc. (The)
07/08/2024	3.850%	12,000,000	12,580,248
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HSBC Holdings PLC
05/25/2026	3.900%	8,265,000	8,668,555
Huntington National Bank (The)
08/07/2022	2.500%	6,000,000	6,000,084
ING Bank NV(a),(b)
3-month USD LIBOR + 1.130% 03/22/2019	2.417%	7,300,000	7,395,769
JPMorgan Chase & Co.
08/15/2021	4.350%	12,375,000	13,340,497
Morgan Stanley
01/20/2027	3.625%	8,000,000	8,185,696
PNC Bank NA
Subordinated
01/30/2023	2.950%	4,300,000	4,385,321
Regions Financial Corp.
08/14/2022	2.750%	7,000,000	7,045,759
State Street Corp.
11/20/2023	3.700%	5,000,000	5,379,390
Toronto-Dominion Bank (The)
07/02/2019	2.125%	5,270,000	5,311,169
U.S. Bancorp
Subordinated
04/27/2026	3.100%	5,400,000	5,430,456
Wells Fargo & Co.
Subordinated
02/13/2023	3.450%	10,000,000	10,296,490
Total			162,526,773
Brokerage/Asset Managers/Exchanges 0.0%
NFP Corp.(a)
07/15/2025	6.875%	180,000	182,967
VFH Parent LLC/Orchestra Co-Issuer, Inc.(a)
06/15/2022	6.750%	62,000	64,324
Total			247,291
Building Materials 0.0%
American Builders & Contractors Supply Co., Inc.(a)
12/15/2023	5.750%	359,000	379,270
Beacon Roofing Supply, Inc.
10/01/2023	6.375%	323,000	342,205
CD&R Waterworks Merger Sub LLC(a)
08/15/2025	6.125%	78,000	79,537
HD Supply, Inc.(a)
04/15/2024	5.750%	129,000	138,398
US Concrete, Inc.
06/01/2024	6.375%	152,000	163,897
Total			1,103,307

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.3%
Altice US Finance I Corp.(a)
05/15/2026	5.500%	527,000	556,947
CCO Holdings LLC/Capital Corp.(a)
04/01/2024	5.875%	166,000	176,643
05/01/2025	5.375%	262,000	273,190
02/15/2026	5.750%	434,000	459,304
05/01/2027	5.875%	70,000	74,230
Cequel Communications Holdings I LLC/Capital Corp.(a)
07/15/2025	7.750%	195,000	215,376
CSC Holdings LLC
06/01/2024	5.250%	485,000	496,924
CSC Holdings LLC(a)
10/15/2025	6.625%	208,000	227,653
10/15/2025	10.875%	225,000	276,699
DISH DBS Corp.
11/15/2024	5.875%	431,000	464,590
07/01/2026	7.750%	469,000	551,320
NBCUniversal Media LLC
04/01/2041	5.950%	4,450,000	5,668,112
Sirius XM Radio, Inc.(a)
04/15/2025	5.375%	184,000	194,398
07/15/2026	5.375%	221,000	231,966
08/01/2027	5.000%	231,000	237,271
Sky PLC(a)
09/16/2024	3.750%	6,485,000	6,710,224
Time Warner Cable LLC
05/01/2037	6.550%	4,060,000	4,689,134
Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/2025	5.000%	527,000	554,136
Videotron Ltd.
07/15/2022	5.000%	293,000	314,310
Virgin Media Finance PLC(a)
01/15/2025	5.750%	519,000	535,149
Ziggo Secured Finance BV(a)
01/15/2027	5.500%	505,000	520,735
Total			23,428,311
Chemicals 0.3%
Angus Chemical Co.(a)
02/15/2023	8.750%	109,000	111,361
Atotech USA, Inc.(a)
02/01/2025	6.250%	335,000	342,957
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	267,000	272,897
Celanese U.S. Holdings LLC
11/15/2022	4.625%	6,000,000	6,531,342
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chemours Co. (The)
05/15/2025	7.000%	259,000	285,704
05/15/2027	5.375%	61,000	63,566
Dow Chemical Co. (The)
11/01/2029	7.375%	1,103,000	1,489,764
Eastman Chemical Co.
01/15/2020	2.700%	5,000,000	5,072,195
Eco Services Operations LLC/Finance Corp.(a)
11/01/2022	8.500%	161,000	168,915
INEOS Group Holdings SA(a)
08/01/2024	5.625%	202,000	208,086
Koppers, Inc.(a)
02/15/2025	6.000%	84,000	89,122
LYB International Finance BV
03/15/2044	4.875%	6,000,000	6,510,744
Platform Specialty Products Corp.(a)
05/01/2021	10.375%	138,000	151,164
02/01/2022	6.500%	276,000	286,454
PQ Corp.(a)
11/15/2022	6.750%	278,000	300,826
Venator Finance SARL/Materials LLC(a)
07/15/2025	5.750%	42,000	42,949
WR Grace & Co.(a)
10/01/2021	5.125%	173,000	187,729
Total			22,115,775
Construction Machinery 0.2%
Ashtead Capital, Inc.(a)
08/15/2027	4.375%	260,000	265,249
Caterpillar Financial Services Corp.
06/01/2022	2.850%	5,000,000	5,125,960
H&E Equipment Services, Inc.(a)
09/01/2025	5.625%	68,000	70,197
John Deere Capital Corp.
03/10/2020	2.050%	5,175,000	5,210,713
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	260,000	269,158
United Rentals North America, Inc.
07/15/2025	5.500%	63,000	67,397
09/15/2026	5.875%	465,000	506,671
01/15/2028	4.875%	140,000	141,212
Total			11,656,557
Consumer Cyclical Services 0.1%
Amazon.com, Inc.(a)
08/22/2024	2.800%	7,000,000	7,102,620

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Balanced Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
APX Group, Inc.
12/01/2020	8.750%	157,000	161,576
12/01/2022	7.875%	586,000	636,625
APX Group, Inc.(a)
09/01/2023	7.625%	306,000	310,099
Interval Acquisition Corp.
04/15/2023	5.625%	304,000	314,170
Total			8,525,090
Consumer Products 0.1%
Prestige Brands, Inc.(a)
03/01/2024	6.375%	356,000	381,078
Procter & Gamble Co. (The)
08/11/2027	2.850%	5,675,000	5,755,040
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	345,000	370,412
Spectrum Brands, Inc.
12/15/2024	6.125%	174,000	186,378
07/15/2025	5.750%	155,000	165,090
Springs Industries, Inc.
06/01/2021	6.250%	194,000	199,995
Tempur Sealy International, Inc.
10/15/2023	5.625%	93,000	96,887
Valvoline, Inc.(a)
07/15/2024	5.500%	328,000	348,380
08/15/2025	4.375%	151,000	152,603
Total			7,655,863
Diversified Manufacturing 0.0%
Entegris, Inc.(a)
04/01/2022	6.000%	180,000	187,838
SPX FLOW, Inc.(a)
08/15/2026	5.875%	133,000	139,130
WESCO Distribution, Inc.
06/15/2024	5.375%	171,000	178,774
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	109,000	122,287
Total			628,029
Electric 1.1%
AES Corp.
09/01/2027	5.125%	195,000	198,245
AES Corp. (The)
07/01/2021	7.375%	169,000	191,548
Arizona Public Service Co.
04/01/2042	4.500%	1,925,000	2,138,384
Berkshire Hathaway Energy Co.
02/01/2025	3.500%	1,950,000	2,030,352
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Calpine Corp.
01/15/2025	5.750%	189,000	173,900
CMS Energy Corp.
03/01/2024	3.875%	5,576,000	5,913,655
Consolidated Edison Co. of New York, Inc.
12/01/2045	4.500%	2,500,000	2,822,852
Dominion Energy, Inc.
10/01/2025	3.900%	4,000,000	4,232,792
DTE Energy Co.
04/15/2033	6.375%	2,275,000	2,902,343
Dynegy, Inc.
11/01/2024	7.625%	146,000	150,622
Dynegy, Inc.(a)
01/30/2026	8.125%	55,000	56,702
Emera US Finance LP
06/15/2026	3.550%	6,400,000	6,520,141
Indiana Michigan Power Co.
03/15/2037	6.050%	3,255,000	4,145,861
Nevada Power Co.
08/01/2018	6.500%	900,000	939,188
NextEra Energy Capital Holdings, Inc.
06/15/2023	3.625%	5,070,000	5,294,510
NRG Energy, Inc.
05/01/2024	6.250%	35,000	36,307
05/15/2026	7.250%	127,000	136,638
01/15/2027	6.625%	103,000	108,422
NRG Yield Operating LLC
08/15/2024	5.375%	540,000	564,630
09/15/2026	5.000%	91,000	93,104
Pacific Gas & Electric Co.
03/01/2037	5.800%	4,306,000	5,585,700
PacifiCorp
07/01/2025	3.350%	1,821,000	1,889,440
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	330,000	345,336
PPL Capital Funding, Inc.
06/01/2023	3.400%	5,645,000	5,859,008
Progress Energy, Inc.
03/01/2031	7.750%	2,983,000	4,281,923
Public Service Co. of Colorado
05/15/2025	2.900%	3,650,000	3,660,260
Southern California Edison Co.
09/01/2040	4.500%	1,775,000	2,020,161
Southern Co. (The)
07/01/2046	4.400%	7,425,000	7,728,259

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2017	17

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WEC Energy Group, Inc.
06/15/2025	3.550%	5,575,000	5,806,418
Total			75,826,701
Finance Companies 0.2%
Aircastle Ltd.
02/15/2022	5.500%	129,000	140,577
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	9,475,000	9,581,442
iStar, Inc.
04/01/2022	6.000%	159,000	163,431
Navient Corp.
01/25/2023	5.500%	426,000	430,390
10/25/2024	5.875%	37,000	37,418
OneMain Financial Holdings LLC(a)
12/15/2021	7.250%	399,000	417,736
Park Aerospace Holdings Ltd.(a)
08/15/2022	5.250%	102,000	106,217
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	147,000	152,526
Quicken Loans, Inc.(a)
05/01/2025	5.750%	272,000	284,298
Total			11,314,035
Food and Beverage 0.6%
Anheuser-Busch InBev Worldwide, Inc.
01/15/2042	4.950%	11,310,000	12,848,669
B&G Foods, Inc.
04/01/2025	5.250%	307,000	314,912
Chobani LLC/Finance Corp., Inc.(a)
04/15/2025	7.500%	219,000	238,761
ConAgra Foods, Inc.
01/25/2023	3.200%	4,500,000	4,616,230
Constellation Brands, Inc.
11/15/2024	4.750%	2,430,000	2,693,196
Diageo Investment Corp.
05/11/2022	2.875%	4,226,000	4,356,651
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	127,000	129,732
Kraft Heinz Foods Co.
07/15/2022	3.500%	5,020,000	5,206,132
Lamb Weston Holdings, Inc.(a)
11/01/2026	4.875%	339,000	351,682
Molson Coors Brewing Co.
05/01/2042	5.000%	4,000,000	4,441,508
PepsiCo, Inc.
03/05/2022	2.750%	3,245,000	3,354,791
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pinnacle Foods Finance LLC/Corp.
01/15/2024	5.875%	125,000	133,299
Post Holdings, Inc.(a)
08/15/2026	5.000%	469,000	469,236
03/01/2027	5.750%	431,000	448,042
Total			39,602,841
Gaming 0.0%
Boyd Gaming Corp.
05/15/2023	6.875%	49,000	52,752
04/01/2026	6.375%	255,000	277,943
Eldorado Resorts, Inc.
04/01/2025	6.000%	96,000	101,720
GLP Capital LP/Financing II, Inc.
04/15/2026	5.375%	26,000	28,239
International Game Technology PLC(a)
02/15/2025	6.500%	394,000	441,882
Jack Ohio Finance LLC/1 Corp.(a)
11/15/2021	6.750%	204,000	212,600
MGM Resorts International
03/15/2023	6.000%	312,000	344,545
09/01/2026	4.625%	220,000	224,036
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	150,000	155,813
Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/2021	6.125%	49,000	49,710
Scientific Games International, Inc.(a)
01/01/2022	7.000%	313,000	333,710
Scientific Games International, Inc.
12/01/2022	10.000%	320,000	355,000
Seminole Tribe of Florida, Inc.(a)
10/01/2020	6.535%	1,000	1,010
Tunica-Biloxi Gaming Authority(a),(e)
11/15/2016	0.000%	25,000	9,500
Wynn Las Vegas LLC/Capital Corp.(a)
05/15/2027	5.250%	140,000	141,291
Total			2,729,751
Health Care 0.4%
Acadia Healthcare Co., Inc.
03/01/2024	6.500%	249,000	268,146
Amsurg Corp.
07/15/2022	5.625%	258,000	269,788
Becton Dickinson and Co.
03/01/2023	3.300%	5,700,000	5,817,072
Cardinal Health, Inc.
06/15/2024	3.079%	5,240,000	5,317,149

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Balanced Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	269,000	276,713
CHS/Community Health Systems, Inc.
02/01/2022	6.875%	238,000	197,491
03/31/2023	6.250%	368,000	371,104
Covidien International Finance SA
06/15/2022	3.200%	4,298,000	4,473,255
DaVita, Inc.
08/15/2022	5.750%	286,000	295,247
05/01/2025	5.000%	140,000	142,052
Envision Healthcare Corp.(a)
12/01/2024	6.250%	30,000	32,295
Express Scripts Holding Co.
02/25/2026	4.500%	5,590,000	6,022,085
HCA, Inc.
03/15/2024	5.000%	441,000	469,388
02/01/2025	5.375%	229,000	241,663
04/15/2025	5.250%	228,000	245,843
02/15/2027	4.500%	217,000	220,941
Hill-Rom Holdings, Inc.(a)
02/15/2025	5.000%	206,000	210,659
McKesson Corp.
12/15/2022	2.700%	4,000,000	4,037,092
MEDNAX, Inc.(a)
12/01/2023	5.250%	341,000	354,857
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	395,000	424,752
PAREXEL International Corp.(a)
09/01/2025	6.375%	60,000	59,977
Quintiles IMS, Inc.(a)
05/15/2023	4.875%	108,000	112,288
10/15/2026	5.000%	110,000	115,189
SP Finco LLC(a)
07/01/2025	6.750%	184,000	173,265
Sterigenics-Nordion Holdings LLC(a)
05/15/2023	6.500%	263,000	271,666
Team Health Holdings, Inc.(a)
02/01/2025	6.375%	184,000	177,507
Tenet Healthcare Corp.(a)
01/01/2022	7.500%	29,000	31,316
07/15/2024	4.625%	288,000	288,417
05/01/2025	5.125%	174,000	175,007
08/01/2025	7.000%	172,000	168,706
Tenet Healthcare Corp.
06/15/2023	6.750%	174,000	172,945
Total			31,433,875
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare Insurance 0.2%
Aetna, Inc.
06/15/2023	2.800%	6,355,000	6,445,699
Anthem, Inc.
08/15/2021	3.700%	3,185,000	3,337,921
Centene Corp.
02/15/2024	6.125%	279,000	300,305
01/15/2025	4.750%	189,000	196,905
Molina Healthcare, Inc.(a)
06/15/2025	4.875%	92,000	90,331
UnitedHealth Group, Inc.
01/15/2027	3.450%	6,500,000	6,775,203
WellCare Health Plans, Inc.
04/01/2025	5.250%	299,000	312,998
Total			17,459,362
Home Construction 0.0%
CalAtlantic Group, Inc.
12/15/2021	6.250%	36,000	39,727
11/15/2024	5.875%	295,000	320,234
Lennar Corp.
04/30/2024	4.500%	173,000	178,689
Meritage Homes Corp.
04/01/2022	7.000%	233,000	264,355
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2021	5.250%	121,000	123,980
03/01/2024	5.625%	151,000	159,342
Total			1,086,327
Independent Energy 0.4%
Anadarko Petroleum Corp.
09/15/2036	6.450%	5,205,000	6,083,047
Callon Petroleum Co.
10/01/2024	6.125%	115,000	117,011
10/01/2024	6.125%	68,000	70,121
Canadian Natural Resources Ltd.
04/15/2024	3.800%	7,200,000	7,391,390
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	224,000	217,519
Continental Resources, Inc.
06/01/2024	3.800%	155,000	144,654
CrownRock LP/Finance, Inc.(a)
02/15/2023	7.750%	327,000	345,816
Diamondback Energy, Inc.
05/31/2025	5.375%	610,000	627,638
Extraction Oil & Gas, Inc.(a)
05/15/2024	7.375%	117,000	117,585

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2017	19

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Extraction Oil & Gas, Inc./Finance Corp.(a)
07/15/2021	7.875%	143,000	147,545
Halcon Resources Corp.(a)
02/15/2025	6.750%	108,000	108,678
Laredo Petroleum, Inc.
03/15/2023	6.250%	440,000	449,723
Noble Energy, Inc.
03/01/2041	6.000%	4,000,000	4,486,420
Parsley Energy LLC/Finance Corp.(a)
01/15/2025	5.375%	453,000	454,769
08/15/2025	5.250%	266,000	266,104
PDC Energy, Inc.(a)
09/15/2024	6.125%	410,000	420,570
RSP Permian, Inc.(a)
01/15/2025	5.250%	449,000	450,919
SM Energy Co.
06/01/2025	5.625%	138,000	125,374
09/15/2026	6.750%	236,000	222,757
Woodside Finance Ltd.(a)
03/05/2025	3.650%	6,500,000	6,577,252
WPX Energy, Inc.
01/15/2022	6.000%	418,000	429,986
09/15/2024	5.250%	95,000	93,350
Total			29,348,228
Integrated Energy 0.3%
BP Capital Markets PLC
02/10/2024	3.814%	7,000,000	7,445,487
Cenovus Energy, Inc.(a)
04/15/2027	4.250%	8,405,000	8,135,048
Suncor Energy, Inc.
12/01/2024	3.600%	5,000,000	5,162,980
Total			20,743,515
Leisure 0.0%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millenium Operations LLC(a)
04/15/2027	5.375%	187,000	196,390
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	132,000	134,689
LTF Merger Sub, Inc.(a)
06/15/2023	8.500%	123,000	130,586
Total			461,665
Life Insurance 0.6%
American International Group, Inc.
02/15/2024	4.125%	7,250,000	7,761,959
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brighthouse Financial, Inc.(a)
06/22/2027	3.700%	6,290,000	6,224,225
Five Corners Funding Trust(a)
11/15/2023	4.419%	7,000,000	7,640,703
MetLife Global Funding I(a)
12/18/2026	3.450%	4,750,000	4,959,166
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	6,500,000	6,697,327
Principal Financial Group, Inc.
05/15/2025	3.400%	7,000,000	7,233,996
Total			40,517,376
Lodging 0.0%
Hilton Domestic Operating Co., Inc.
09/01/2024	4.250%	270,000	275,454
Media and Entertainment 0.4%
21st Century Fox America, Inc.
03/15/2033	6.550%	4,256,000	5,431,601
AMC Networks, Inc.
04/01/2024	5.000%	108,000	111,443
Match Group, Inc.
06/01/2024	6.375%	187,000	203,416
MDC Partners, Inc.(a)
05/01/2024	6.500%	201,000	200,730
Netflix, Inc.(a)
11/15/2026	4.375%	700,000	682,535
Nielsen Luxembourg SARL(a)
02/01/2025	5.000%	324,000	333,912
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	441,000	459,526
RELX Capital, Inc.
10/15/2022	3.125%	3,000,000	3,062,247
Scripps Networks Interactive, Inc.
11/15/2024	3.900%	5,000,000	5,175,160
Thomson Reuters Corp.
05/23/2043	4.500%	4,300,000	4,460,368
Time Warner, Inc.
01/15/2026	3.875%	7,110,000	7,256,246
Univision Communications, Inc.(a)
02/15/2025	5.125%	178,000	178,654
Total			27,555,838
Metals and Mining 0.1%
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	154,000	161,086

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Balanced Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Constellium NV(a)
05/15/2024	5.750%	401,000	408,168
Freeport-McMoRan, Inc.
11/14/2024	4.550%	444,000	443,651
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(a)
12/15/2023	7.375%	253,000	272,739
HudBay Minerals, Inc.(a)
01/15/2025	7.625%	244,000	268,631
Novelis Corp.(a)
08/15/2024	6.250%	84,000	88,515
09/30/2026	5.875%	391,000	406,281
Teck Resources Ltd.(a)
06/01/2024	8.500%	144,000	166,551
Teck Resources Ltd.
07/15/2041	6.250%	494,000	543,278
Vale Overseas Ltd.
01/11/2022	4.375%	5,510,000	5,811,761
Total			8,570,661
Midstream 0.6%
Andeavor Logistics LP/Tesoro Finance Corp.
05/01/2024	6.375%	179,000	193,989
01/15/2025	5.250%	418,000	443,691
Delek Logistics Partners LP(a)
05/15/2025	6.750%	178,000	179,316
Energy Transfer Equity LP
06/01/2027	5.500%	681,000	725,987
Enterprise Products Operating LLC
02/01/2041	5.950%	4,830,000	5,827,429
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	330,000	342,397
Kinder Morgan Energy Partners LP
03/01/2044	5.500%	7,000,000	7,281,652
MPLX LP
03/01/2027	4.125%	5,500,000	5,590,161
NGPL PipeCo LLC(a)
08/15/2022	4.375%	64,000	65,785
08/15/2027	4.875%	78,000	80,492
NuStar Logistics LP
04/28/2027	5.625%	192,000	203,795
Plains All American Pipeline LP/Finance Corp.
01/15/2037	6.650%	5,700,000	6,390,179
Southern Natural Gas Co. LLC(a)
03/15/2047	4.800%	3,650,000	3,958,494
Tallgrass Energy Partners LP/Finance Corp.(a)
09/15/2024	5.500%	67,000	67,725
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Targa Resources Partners LP/Finance Corp.
03/15/2024	6.750%	173,000	187,087
Targa Resources Partners LP/Finance Corp.(a)
02/01/2027	5.375%	526,000	543,930
Williams Companies, Inc. (The)
01/15/2023	3.700%	104,000	103,086
06/24/2024	4.550%	588,000	601,250
Williams Partners LP
03/04/2024	4.300%	7,175,000	7,600,944
Total			40,387,389
Natural Gas 0.2%
NiSource Finance Corp.
02/15/2044	4.800%	5,065,000	5,679,709
Sempra Energy
06/15/2027	3.250%	8,000,000	7,980,880
Total			13,660,589
Office REIT 0.1%
Boston Properties LP
02/01/2026	3.650%	6,000,000	6,201,108
Oil Field Services 0.0%
SESI LLC(a)
09/15/2024	7.750%	38,000	38,273
Weatherford International Ltd.
06/15/2023	8.250%	211,000	207,349
Total			245,622
Other Financial Institutions 0.0%
Icahn Enterprises LP/Finance Corp.
02/01/2022	6.250%	133,000	137,173
Other Industry 0.0%
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	153,000	158,185
Other REIT 0.1%
CyrusOne LP/Finance Corp.(a)
03/15/2024	5.000%	80,000	83,647
03/15/2027	5.375%	80,000	84,494
Duke Realty LP
04/15/2023	3.625%	5,166,000	5,369,396
Total			5,537,537
Packaging 0.0%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
05/15/2024	7.250%	421,000	465,017
02/15/2025	6.000%	432,000	458,615

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2017	21

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Berry Plastics Corp.
10/15/2022	6.000%	77,000	81,730
07/15/2023	5.125%	295,000	307,823
Novolex (a)
01/15/2025	6.875%	92,000	95,530
Owens-Brockway Glass Container, Inc.(a)
01/15/2025	5.375%	96,000	102,720
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	355,000	361,734
Reynolds Group Issuer, Inc./LLC(a)
07/15/2024	7.000%	195,000	208,763
Total			2,081,932
Pharmaceuticals 0.4%
AbbVie, Inc.
05/14/2021	2.300%	4,275,000	4,284,965
Allergan Funding SCS
03/15/2035	4.550%	3,275,000	3,520,072
Amgen, Inc.
03/15/2040	5.750%	2,400,000	2,911,615
Eagle Holding Co., II LLC PIK(a)
05/15/2022	7.625%	48,000	49,550
Endo Dac/Finance LLC/Finco, Inc.(a),(b),(f)
02/01/2025	6.000%	83,000	67,947
Gilead Sciences, Inc.
04/01/2024	3.700%	6,000,000	6,359,220
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	274,000	287,430
Mallinckrodt International Finance SA
04/15/2018	3.500%	126,000	126,458
Roche Holdings, Inc.(a)
09/30/2024	3.350%	3,500,000	3,669,585
Shire Acquisitions Investments Ireland DAC
09/23/2023	2.875%	6,000,000	5,966,856
Valeant Pharmaceuticals International, Inc.(a)
05/15/2023	5.875%	123,000	104,855
03/15/2024	7.000%	307,000	325,909
04/15/2025	6.125%	1,024,000	862,517
Total			28,536,979
Property & Casualty 0.5%
Berkshire Hathaway, Inc.
03/15/2023	2.750%	5,090,000	5,204,205
Chubb Corp. (The)(b)
Junior Subordinated
3-month USD LIBOR + 2.250% 04/15/2037	3.554%	5,000,000	4,979,990
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CNA Financial Corp.
03/01/2026	4.500%	5,000,000	5,440,545
Hartford Financial Services Group, Inc. (The)
04/15/2022	5.125%	4,740,000	5,295,196
HUB International Ltd.(a)
10/01/2021	7.875%	432,000	449,663
Loews Corp.
05/15/2023	2.625%	7,350,000	7,395,886
Transatlantic Holdings, Inc.
11/30/2039	8.000%	2,725,000	3,746,913
Total			32,512,398
Railroads 0.1%
Burlington Northern Santa Fe LLC
09/01/2024	3.400%	4,475,000	4,697,806
CSX Corp.
03/15/2044	4.100%	5,000,000	5,042,155
Total			9,739,961
Refining 0.0%
Marathon Petroleum Corp.
03/01/2041	6.500%	800,000	947,089
Restaurants 0.0%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.(a)
05/15/2024	4.250%	452,000	459,768
10/15/2025	5.000%	195,000	199,764
BC ULC/New Red Finance, Inc.(a)
01/15/2022	4.625%	255,000	260,892
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2026	5.250%	211,000	222,258
Total			1,142,682
Retail REIT 0.2%
Kimco Realty Corp.
06/01/2023	3.125%	6,725,000	6,786,762
Simon Property Group LP
02/01/2040	6.750%	3,000,000	4,110,363
Total			10,897,125
Retailers 0.3%
Asbury Automotive Group, Inc.
12/15/2024	6.000%	78,000	80,311
CVS Health Corp.
07/20/2022	3.500%	5,000,000	5,230,755
CVS Pass-Through Trust(a)
01/10/2032	7.507%	285,315	355,176

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Balanced Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hanesbrands, Inc.(a)
05/15/2024	4.625%	102,000	106,172
L Brands, Inc.
11/01/2035	6.875%	186,000	177,913
Lithia Motors, Inc.(a)
08/01/2025	5.250%	33,000	33,650
Lowe’s Companies, Inc.
05/03/2027	3.100%	6,500,000	6,545,988
Penske Automotive Group, Inc.
12/01/2024	5.375%	36,000	36,394
05/15/2026	5.500%	64,000	64,536
Target Corp.
07/01/2024	3.500%	6,150,000	6,451,467
Total			19,082,362
Supermarkets 0.1%
Kroger Co. (The)
01/15/2048	4.650%	6,115,000	6,064,765
Technology 0.5%
Apple, Inc.
02/09/2024	3.000%	8,400,000	8,634,940
Ascend Learning LLC(a)
08/01/2025	6.875%	75,000	78,002
Broadcom Corp./Cayman Finance Ltd.(a)
01/15/2024	3.625%	6,145,000	6,331,458
Camelot Finance SA(a)
10/15/2024	7.875%	175,000	189,826
CDK Global, Inc.(a)
06/01/2027	4.875%	100,000	101,455
Equinix, Inc.
01/15/2026	5.875%	248,000	272,334
05/15/2027	5.375%	391,000	420,021
First Data Corp.(a)
08/15/2023	5.375%	183,000	192,186
12/01/2023	7.000%	548,000	590,275
Gartner, Inc.(a)
04/01/2025	5.125%	605,000	635,989
Informatica LLC(a)
07/15/2023	7.125%	163,000	164,141
Microsoft Corp.
02/06/2024	2.875%	7,000,000	7,197,169
Oracle Corp.
04/15/2038	6.500%	5,000,000	6,892,025
PTC, Inc.
05/15/2024	6.000%	257,000	274,941
QUALCOMM, Inc.
05/20/2047	4.300%	4,285,000	4,424,605
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Qualitytech LP/Finance Corp.
08/01/2022	5.875%	507,000	526,306
Sensata Technologies UK Financing Co. PLC(a)
02/15/2026	6.250%	251,000	274,354
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%	211,000	240,564
Symantec Corp.(a)
04/15/2025	5.000%	508,000	532,407
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	110,000	112,416
VeriSign, Inc.(a)
07/15/2027	4.750%	273,000	278,411
Total			38,363,825
Transportation Services 0.1%
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	23,000	23,162
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	298,000	291,340
ERAC U.S.A. Finance LLC(a)
10/15/2037	7.000%	3,285,000	4,318,333
Hertz Corp. (The)(a)
06/01/2022	7.625%	179,000	181,470
10/15/2024	5.500%	74,000	63,113
Total			4,877,418
Wireless 0.2%
Rogers Communications, Inc.
11/15/2026	2.900%	7,000,000	6,852,797
SBA Communications Corp.
07/15/2022	4.875%	180,000	186,296
09/01/2024	4.875%	682,000	706,197
SFR Group SA(a)
05/01/2026	7.375%	601,000	648,638
Sprint Communications, Inc.(a)
03/01/2020	7.000%	497,000	544,248
Sprint Corp.
02/15/2025	7.625%	1,027,000	1,155,878
T-Mobile USA, Inc.
01/15/2026	6.500%	648,000	718,585
Wind Acquisition Finance SA(a)
04/30/2020	6.500%	111,000	114,978
04/23/2021	7.375%	67,000	69,623
Total			10,997,240
Wirelines 0.5%
AT&T, Inc.
08/15/2040	6.000%	10,500,000	11,891,282

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2017	23

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CenturyLink, Inc.
03/15/2022	5.800%	220,000	218,791
04/01/2024	7.500%	309,000	323,620
Deutsche Telekom International Finance BV(a)
09/19/2023	2.485%	6,000,000	5,879,724
Frontier Communications Corp.
01/15/2023	7.125%	59,000	46,313
01/15/2025	6.875%	262,000	198,623
09/15/2025	11.000%	241,000	210,103
Level 3 Financing, Inc.
08/15/2022	5.375%	127,000	131,046
03/15/2026	5.250%	294,000	300,448
Orange SA
07/08/2019	5.375%	5,001,000	5,314,758
Telecom Italia Capital SA
09/30/2034	6.000%	87,000	96,509
Telecom Italia SpA(a)
05/30/2024	5.303%	163,000	177,129
Telefonica Emisiones SAU
06/20/2036	7.045%	2,800,000	3,693,281
Verizon Communications, Inc.
08/10/2033	4.500%	10,000,000	10,159,650
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	621,000	657,955
Total			39,299,232
Total Corporate Bonds & Notes (Cost $820,787,588)			846,018,272

Foreign Government Obligations(g) 0.4%

Canada 0.3%
NOVA Chemicals Corp.(a)
06/01/2024	4.875%	187,000	187,623
Province of Ontario
05/21/2020	1.875%	11,360,000	11,394,569
Province of Quebec
07/29/2020	3.500%	10,275,000	10,776,800
Total			22,358,992
Mexico 0.1%
Petroleos Mexicanos(a)
03/13/2027	6.500%	8,000,000	8,964,552
United Arab Emirates 0.0%
DAE Funding LLC(a)
08/01/2024	5.000%	142,000	145,161
Total Foreign Government Obligations (Cost $30,508,561)			31,468,705

Inflation-Indexed Bonds 0.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.6%
U.S. Treasury Inflation-Indexed Bond
04/15/2020	0.125%	45,501,435	45,741,831
Total Inflation-Indexed Bonds (Cost $45,580,082)			45,741,831

Residential Mortgage-Backed Securities - Agency 7.9%

Federal Home Loan Mortgage Corp.
12/01/2017- 01/01/2039	5.500%	472,730	517,718
08/01/2018- 05/01/2041	5.000%	1,255,187	1,371,796
10/01/2026- 06/01/2046	3.500%	127,789,941	132,651,162
10/01/2031- 10/01/2039	6.000%	853,444	961,881
01/01/2032- 06/01/2045	3.000%	51,064,352	52,041,664
06/01/2032- 07/01/2032	7.000%	368,678	424,352
03/01/2038	6.500%	8,333	9,678
05/01/2039- 06/01/2041	4.500%	4,944,209	5,331,342
12/01/2042- 12/01/2045	4.000%	61,290,445	64,805,331
CMO Series 1614 Class MZ
11/15/2023	6.500%	11,193	12,098
Federal Home Loan Mortgage Corp.(b)
12-month USD LIBOR + 0.000% 08/01/2036	3.366%	25,472	26,751
12-month USD LIBOR + 0.000% 12/01/2036	3.265%	2,453	2,562
Federal Home Loan Mortgage Corp.(h)
09/01/2043	3.500%	3,712,731	3,865,526
Federal National Mortgage Association
08/01/2018- 02/01/2038	5.500%	219,044	242,361
12/01/2020	5.000%	41,805	43,212
12/01/2025- 07/01/2046	3.500%	128,680,697	133,646,597
07/01/2027- 10/01/2046	3.000%	62,131,787	64,011,600
01/01/2029- 10/01/2045	4.000%	57,998,170	61,274,148
06/01/2031	7.000%	193,722	227,035
07/01/2032- 03/01/2037	6.500%	379,034	425,312
05/01/2040- 06/01/2044	4.500%	6,086,960	6,571,698

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Balanced Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(i)
09/21/2047	4.000%	32,850,000	34,619,538
Total Residential Mortgage-Backed Securities - Agency (Cost $561,986,660)			563,083,362

Residential Mortgage-Backed Securities - Non-Agency 1.5%

Angel Oak Mortgage Trust LLC(a),(b),(c)
CMO Series 2017-1 Class A1
01/25/2047	2.810%	3,234,247	3,248,070
Bayview Opportunity Master Fund IVA Trust(a)
CMO Series 2016-SPL1 Class A
04/28/2055	4.000%	3,990,618	4,155,506
COLT Mortgage Loan Trust(a)
CMO Series 2016-1 Class A1
05/25/2046	3.000%	986,304	1,002,820
COLT Mortgage Loan Trust(a),(b),(c)
CMO Series 2016-2 Class A1
09/25/2046	2.750%	3,018,175	3,065,291
CMO Series 2016-3 Class A1
12/26/2046	2.800%	5,750,565	5,753,108
CMO Series 2017-1 Class A1
05/27/2047	2.614%	5,981,505	6,012,195
Deephaven Residential Mortgage Trust(a),(b),(c)
CMO Series 2017-1A Class A1
12/26/2046	2.725%	6,047,815	6,049,403
CMO Series 2017-2A Class A1
06/25/2047	2.453%	9,024,581	9,023,886
Equifirst Mortgage Loan Trust(b),(c)
CMO Series 2003-1 Class IF1
12/25/2032	4.010%	57,655	58,022
MFA Trust(a),(b),(c)
CMO Series 2017-RPL1 Class A1
02/25/2057	2.588%	7,141,247	7,187,285
Mill City Mortgage Trust(a)
CMO Series 2016-1 Class A1
04/25/2057	2.500%	4,112,302	4,132,688
Series 2015-2 Class A1
09/25/2057	3.000%	2,768,582	2,780,182
New Residential Mortgage Loan Trust(a)
CMO Series 2016-3A Class A1
09/25/2056	3.750%	3,174,700	3,250,607
New Residential Mortgage Loan Trust(a),(b),(c)
CMO Series 2017-3A Class A1
04/25/2057	4.000%	5,012,468	5,251,698
Springleaf Mortgage Loan Trust(a)
CMO Series 2013-2A Class A
12/25/2065	1.780%	265,279	264,890
CMO Series 2013-3A Class A
09/25/2057	1.870%	871,511	871,375
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Towd Point Mortgage Trust(a)
CMO Series 15-5 Class A1
05/25/2055	3.500%	3,694,433	3,796,122
CMO Series 2015-4 Class A1
04/25/2055	3.500%	2,536,006	2,600,146
CMO Series 2015-6 Class A1
04/25/2055	3.500%	4,138,285	4,259,286
CMO Series 2016-1 Class A1
02/25/2055	3.500%	4,707,670	4,834,252
CMO Series 2016-2 Class A1
08/25/2055	3.000%	6,113,925	6,234,420
CMO Series 2016-4 Class A1
07/25/2056	2.250%	2,139,712	2,137,970
CMO Series 2017-1 Class A1
10/25/2056	2.750%	4,277,811	4,324,983
CMO Series 2017-4 Class A1
06/25/2057	2.750%	7,300,000	7,389,967
Series 2016-3 Class A1
04/25/2056	2.250%	3,349,615	3,348,074
Verus Securitization Trust(a),(b),(c)
CMO Series 2017-1A Class A1
01/25/2047	2.853%	3,681,819	3,728,185
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $104,246,428)			104,760,431

Senior Loans 0.0%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Consumer Products 0.0%
Serta Simmons Holdings LLC(b),(j)
2nd Lien Term Loan
3-month USD LIBOR + 8.000% 11/08/2024	9.312%	303,778	292,958
Diversified Manufacturing —%
Accudyne Industries Borrower SCA/LLC(b),(j),(k),(l)
Term Loan
3-month USD LIBOR + 3.000% 08/18/2024	5.013%	0	0
Technology 0.0%
Ancestry.com Operations, Inc.(b),(j)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 10/19/2024	9.490%	61,901	62,597

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2017	25

Portfolio of Investments  (continued)
August 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Ascend Learning LLC(b),(j),(m)
Term Loan
3-month USD LIBOR + 3.250% 07/12/2024	0.000%	27,000	27,090
Genesys Telecommunications Laboratories, Inc.(b),(j),(m)
Tranche B2 Term Loan
3-month USD LIBOR + 3.750% 12/01/2023	5.007%	79,800	80,213
Hyland Software, Inc.(b),(j)
Tranche 1 1st Lien Term Loan
3-month USD LIBOR + 3.250% 07/01/2022	4.489%	45,168	45,507
Information Resources, Inc.(b),(j)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 01/20/2025	9.486%	171,000	170,359
Kronos, Inc.(b),(j)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 11/01/2024	9.561%	100,000	103,250
Misys Ltd.(b),(j)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 06/13/2024	4.817%	113,889	114,373
2nd Lien Term Loan
3-month USD LIBOR + 7.250% 06/13/2025	8.567%	42,708	43,422
Total			646,811
Total Senior Loans (Cost $937,827)			939,769

U.S. Government & Agency Obligations 1.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Farm Credit Banks(b)
1-month USD LIBOR + 0.050% 02/10/2020	1.281%	34,260,000	34,325,299
1-month USD LIBOR + 0.050% 02/21/2020	1.281%	56,590,000	56,677,545
Total U.S. Government & Agency Obligations (Cost $90,863,391)			91,002,844

U.S. Treasury Obligations 2.3%

U.S. Treasury
08/15/2040	3.875%	62,725,000	76,415,864
02/15/2045	2.500%	89,950,000	86,132,650
Total U.S. Treasury Obligations (Cost $155,976,059)			162,548,514

Money Market Funds 7.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.146%(n),(o)	524,679,452	524,679,452
Total Money Market Funds (Cost $524,667,700)		524,679,452
Total Investments (Cost: $6,089,920,827)		7,160,723,555
Other Assets & Liabilities, Net		(35,855,307)
Net Assets		7,124,868,248

At August 31, 2017, securities and/or cash totaling $793,461 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	313	12/2017	USD	39,927,310	106,968	—
U.S. Treasury 5-Year Note	319	12/2017	USD	37,887,652	46,745	—
Total					153,713	—
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Balanced Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At August 31, 2017, the value of these securities amounted to $450,598,260, which represents 6.32% of net assets.
(b)	Variable rate security.
(c)	Represents a variable rate security where the coupon rate adjusts periodically using the weighted average coupon of the underlying mortgages.
(d)	Non-income producing investment.
(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2017, the value of these securities amounted to $9,500, which represents less than 0.01% of net assets.
(f)	Represents a step bond where the coupon rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter.
(g)	Principal and interest may not be guaranteed by the government.
(h)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(i)	Represents a security purchased on a when-issued basis.
(j)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of August 31, 2017. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.
(k)	Represents fractional shares.
(l)	Negligible market value.
(m)	Represents a security purchased on a forward commitment basis.
(n)	The rate shown is the seven-day current annualized yield at August 31, 2017.
(o)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Net change in unrealized appreciation (depreciation) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.146%	393,937,921	2,117,953,010	(1,987,211,479)	524,679,452	(8,911)	11,752	3,119,115	524,679,452
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
PIK	Payment In Kind
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2017	27

Portfolio of Investments  (continued)
August 31, 2017
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Asset-Backed Securities — Non-Agency	—	236,807,036	—	—	236,807,036
Commercial Mortgage-Backed Securities - Agency	—	117,933,791	—	—	117,933,791
Commercial Mortgage-Backed Securities - Non-Agency	—	171,764,201	—	—	171,764,201
Common Stocks
Consumer Discretionary	499,947,230	—	—	—	499,947,230
Consumer Staples	294,942,362	—	—	—	294,942,362
Energy	289,701,674	—	—	—	289,701,674
Financials	757,523,362	—	—	—	757,523,362
Health Care	760,341,472	—	—	—	760,341,472
Industrials	331,950,453	—	—	—	331,950,453
Information Technology	1,016,946,162	—	—	—	1,016,946,162
Materials	77,626,505	—	—	—	77,626,505
Real Estate	68,839,253	—	—	—	68,839,253
Telecommunication Services	108,782,762	—	—	—	108,782,762
Utilities	57,374,112	—	—	—	57,374,112
Total Common Stocks	4,263,975,347	—	—	—	4,263,975,347
Corporate Bonds & Notes	—	846,018,272	—	—	846,018,272
Foreign Government Obligations	—	31,468,705	—	—	31,468,705
Inflation-Indexed Bonds	—	45,741,831	—	—	45,741,831
Residential Mortgage-Backed Securities - Agency	—	563,083,362	—	—	563,083,362
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Balanced Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Residential Mortgage-Backed Securities - Non-Agency	—	104,760,431	—	—	104,760,431
Senior Loans	—	939,769	—	—	939,769
U.S. Government & Agency Obligations	—	91,002,844	—	—	91,002,844
U.S. Treasury Obligations	162,548,514	—	—	—	162,548,514
Money Market Funds	—	—	—	524,679,452	524,679,452
Total Investments	4,426,523,861	2,209,520,242	—	524,679,452	7,160,723,555
Derivatives
Asset
Futures Contracts	153,713	—	—	—	153,713
Total	4,426,677,574	2,209,520,242	—	524,679,452	7,160,877,268
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between Levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table(s) shows transfers between Levels of the fair value hierarchy:
Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
2,046,845	—	—	2,046,845
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2017	29

Statement of Assets and Liabilities
August 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$5,565,253,127
Investments in affiliated issuers, at cost	524,667,700
Investments in unaffiliated issuers, at value	6,636,044,103
Investments in affiliated issuers, at value	524,679,452
Cash	1,856
Receivable for:
Investments sold	11,119,435
Capital shares sold	17,771,414
Dividends	7,935,517
Interest	11,677,203
Foreign tax reclaims	98,640
Variation margin for futures contracts	76,227
Prepaid expenses	47,447
Trustees’ deferred compensation plan	107,642
Other assets	12,890
Total assets	7,209,571,826
Liabilities
Payable for:
Investments purchased	39,568,183
Investments purchased on a delayed delivery basis	34,637,477
Capital shares purchased	9,201,108
Management services fees	112,023
Distribution and/or service fees	63,399
Transfer agent fees	748,405
Plan administration fees	122
Compensation of board members	2,024
Compensation of chief compliance officer	475
Other expenses	262,720
Trustees’ deferred compensation plan	107,642
Total liabilities	84,703,578
Net assets applicable to outstanding capital stock	$7,124,868,248
Represented by
Paid in capital	5,996,807,642
Undistributed net investment income	17,750,369
Accumulated net realized gain	39,353,796
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	1,070,790,976
Investments - affiliated issuers	11,752
Futures contracts	153,713
Total - representing net assets applicable to outstanding capital stock	$7,124,868,248
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Balanced Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
August 31, 2017
Class A
Net assets	$2,876,518,502
Shares outstanding	70,916,038
Net asset value per share	$40.56
Maximum offering price per share(a)	$43.03
Class C
Net assets	$1,536,795,538
Shares outstanding	38,017,517
Net asset value per share	$40.42
Class K
Net assets	$468,550
Shares outstanding	11,573
Net asset value per share	$40.49
Class R
Net assets	$136,477,778
Shares outstanding	3,365,153
Net asset value per share	$40.56
Class R4
Net assets	$318,025,719
Shares outstanding	7,782,277
Net asset value per share	$40.87
Class R5
Net assets	$312,952,194
Shares outstanding	7,721,937
Net asset value per share	$40.53
Class T
Net assets	$2,615
Shares outstanding	64
Net asset value per share(b)	$40.56
Maximum offering price per share(c)	$41.60
Class Y
Net assets	$190,321,760
Shares outstanding	4,655,792
Net asset value per share	$40.88
Class Z
Net assets	$1,753,305,592
Shares outstanding	43,290,037
Net asset value per share	$40.50

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(c)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2017	31

Statement of Operations
Year Ended August 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$72,185,498
Dividends — affiliated issuers	3,119,115
Interest	57,055,274
Foreign taxes withheld	(135,029)
Total income	132,224,858
Expenses:
Management services fees	37,000,407
Distribution and/or service fees
Class A	7,569,839
Class B(a)	40,583
Class C	14,108,132
Class R	490,083
Class T(b)	2
Transfer agent fees
Class A	3,627,569
Class B(a)	4,941
Class C	1,687,858
Class K	5,397
Class R	116,784
Class R4	191,073
Class R5	136,239
Class T(b)	2
Class Y	13,094
Class Z	1,509,596
Plan administration fees
Class K	25,495
Compensation of board members	128,367
Custodian fees	73,056
Printing and postage fees	457,574
Registration fees	501,628
Audit fees	44,896
Legal fees	183,344
Compensation of chief compliance officer	2,782
Other	49,930
Total expenses	67,968,671
Expense reduction	(2,528)
Total net expenses	67,966,143
Net investment income	64,258,715
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	73,507,857
Investments — affiliated issuers	(8,911)
Foreign currency translations	27,015
Futures contracts	247,524
Net realized gain	73,773,485
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	455,748,040
Investments — affiliated issuers	11,752
Futures contracts	298,556
Net change in unrealized appreciation (depreciation)	456,058,348
Net realized and unrealized gain	529,831,833
Net increase in net assets resulting from operations	$594,090,548

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Class T shares are based on operations from April 3, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Balanced Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended August 31, 2017 (a)	Year Ended August 31, 2016
Operations
Net investment income	$64,258,715	$41,740,578
Net realized gain (loss)	73,773,485	(1,994,599)
Net change in unrealized appreciation (depreciation)	456,058,348	340,586,437
Net increase in net assets resulting from operations	594,090,548	380,332,416
Distributions to shareholders
Net investment income
Class A	(31,419,357)	(35,023,138)
Class B(b)	(15,938)	(69,193)
Class C	(4,281,484)	(6,204,832)
Class K	(152,413)	(383,278)
Class R	(735,523)	(660,979)
Class R4	(1,891,778)	(999,615)
Class R5	(3,044,013)	(2,390,624)
Class T	(6)	—
Class Y	(2,015,122)	(1,525,806)
Class Z	(15,800,647)	(10,613,315)
Net realized gains
Class A	(10,277,146)	(40,972,070)
Class B(b)	(18,534)	(153,615)
Class C	(4,465,030)	(14,622,344)
Class K	(75,695)	(420,956)
Class R	(268,851)	(926,491)
Class R4	(429,875)	(955,301)
Class R5	(637,036)	(2,361,482)
Class Y	(444,743)	(1,330,113)
Class Z	(3,039,354)	(10,356,825)
Total distributions to shareholders	(79,012,545)	(129,969,977)
Increase in net assets from capital stock activity	994,657,535	2,103,451,935
Total increase in net assets	1,509,735,538	2,353,814,374
Net assets at beginning of year	5,615,132,710	3,261,318,336
Net assets at end of year	$7,124,868,248	$5,615,132,710
Undistributed net investment income	$17,750,369	$13,514,962

(a)	Class T shares are based on operations from April 3, 2017 (commencement of operations) through the stated period end.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2017	33

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2017 (a)		August 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(b)
Subscriptions (c)	24,772,439	945,332,855	38,196,367	1,373,016,007
Distributions reinvested	1,045,100	39,678,883	1,999,566	71,224,030
Redemptions	(33,774,711)	(1,309,765,943)	(13,991,552)	(504,067,901)
Net increase (decrease)	(7,957,172)	(324,754,205)	26,204,381	940,172,136
Class B(b)
Subscriptions	14,471	541,609	59,327	2,128,664
Distributions reinvested	846	31,720	5,773	204,975
Redemptions (c)	(185,775)	(7,216,956)	(142,320)	(5,077,895)
Net decrease	(170,458)	(6,643,627)	(77,220)	(2,744,256)
Class C
Subscriptions	11,563,817	441,849,546	19,540,243	701,075,793
Distributions reinvested	213,858	8,054,282	532,278	18,919,620
Redemptions	(7,571,868)	(291,220,044)	(3,419,494)	(122,654,511)
Net increase	4,205,807	158,683,784	16,653,027	597,340,902
Class K
Subscriptions	38,103	1,428,499	68,707	2,430,168
Distributions reinvested	6,113	227,986	22,615	803,862
Redemptions	(659,481)	(24,828,066)	(87,211)	(3,173,881)
Net increase (decrease)	(615,265)	(23,171,581)	4,111	60,149
Class R
Subscriptions	2,180,027	84,852,665	1,439,975	51,690,440
Distributions reinvested	14,354	547,735	26,919	959,273
Redemptions	(958,372)	(37,008,232)	(373,956)	(13,470,118)
Net increase	1,236,009	48,392,168	1,092,938	39,179,595
Class R4
Subscriptions	5,915,668	234,427,027	2,526,108	92,297,483
Distributions reinvested	58,826	2,263,044	51,084	1,833,811
Redemptions	(1,156,822)	(45,169,223)	(680,087)	(24,683,149)
Net increase	4,817,672	191,520,848	1,897,105	69,448,145
Class R5
Subscriptions	4,167,519	160,934,986	4,269,929	153,979,342
Distributions reinvested	96,352	3,675,206	133,516	4,750,215
Redemptions	(1,372,685)	(52,679,229)	(2,673,498)	(95,400,884)
Net increase	2,891,186	111,930,963	1,729,947	63,328,673
Class T
Subscriptions	64	2,500	—	—
Net increase	64	2,500	—	—
Class Y
Subscriptions	2,223,648	86,597,736	1,765,549	63,873,858
Distributions reinvested	60,495	2,323,884	72,198	2,591,074
Redemptions	(761,880)	(29,574,327)	(527,260)	(19,104,289)
Net increase	1,522,263	59,347,293	1,310,487	47,360,643
Class Z
Subscriptions	28,546,277	1,101,924,164	13,344,310	479,768,783
Distributions reinvested	405,893	15,534,982	470,931	16,746,774
Redemptions	(8,808,209)	(338,109,754)	(4,101,024)	(147,209,609)
Net increase	20,143,961	779,349,392	9,714,217	349,305,948
Total net increase	26,074,067	994,657,535	58,528,993	2,103,451,935

The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Balanced Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
(a)	Class T shares are based on operations from April 3, 2017 (commencement of operations) through the stated period end.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2017	35

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
8/31/2017	$37.54	0.42	3.12	3.54	(0.40)	(0.12)
8/31/2016	$35.80	0.38	2.62	3.00	(0.58)	(0.68)
8/31/2015	$37.01	0.75 (d)	(0.23)	0.52	(0.40)	(1.33)
8/31/2014	$31.83	0.32	5.16	5.48	(0.30)	—
8/31/2013	$28.21	0.28	3.64	3.92	(0.30)	—
Class C
8/31/2017	$37.42	0.14	3.10	3.24	(0.12)	(0.12)
8/31/2016	$35.68	0.11	2.62	2.73	(0.31)	(0.68)
8/31/2015	$36.92	0.56 (d)	(0.32)	0.24	(0.15)	(1.33)
8/31/2014	$31.75	0.07	5.14	5.21	(0.05)	—
8/31/2013	$28.15	0.05	3.63	3.68	(0.08)	—
Class K
8/31/2017	$37.48	0.39	3.18	3.57	(0.44)	(0.12)
8/31/2016	$35.75	0.41	2.61	3.02	(0.61)	(0.68)
8/31/2015	$36.96	0.69 (d)	(0.13)	0.56	(0.44)	(1.33)
8/31/2014	$31.80	0.35	5.15	5.50	(0.34)	—
8/31/2013	$28.18	0.31	3.64	3.95	(0.33)	—
Class R
8/31/2017	$37.54	0.33	3.12	3.45	(0.31)	(0.12)
8/31/2016	$35.79	0.29	2.63	2.92	(0.49)	(0.68)
8/31/2015	$37.01	0.73 (d)	(0.31)	0.42	(0.31)	(1.33)
8/31/2014	$31.82	0.24	5.15	5.39	(0.21)	—
8/31/2013	$28.19	0.20	3.65	3.85	(0.22)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Balanced Fund | Annual Report 2017

Total distributions to shareholders	Reimbursement from affiliate	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.52)	—	$40.56	9.54%	0.97%	0.97% (c)	1.10%	63%	$2,876,519
(1.26)	—	$37.54	8.60%	1.03%	1.03% (c)	1.06%	60%	$2,960,832
(1.73)	—	$35.80	1.38%	1.06%	1.06% (c)	2.03%	102%	$1,885,538
(0.30)	—	$37.01	17.29%	1.09%	1.09% (c)	0.94%	109%	$1,344,071
(0.30)	—	$31.83	13.97%	1.14%	1.13% (c)	0.91%	141%	$994,163

(0.24)	—	$40.42	8.71%	1.72%	1.72% (c)	0.35%	63%	$1,536,796
(0.99)	—	$37.42	7.80%	1.78%	1.78% (c)	0.32%	60%	$1,265,079
(1.48)	—	$35.68	0.63%	1.81%	1.81% (c)	1.52%	102%	$612,243
(0.05)	0.01	$36.92	16.44% (e)	1.84%	1.84% (c)	0.19%	109%	$295,665
(0.08)	—	$31.75	13.12%	1.89%	1.88% (c)	0.16%	141%	$149,581

(0.56)	—	$40.49	9.62%	0.90%	0.90%	1.05%	63%	$469
(1.29)	—	$37.48	8.69%	0.93%	0.93%	1.15%	60%	$23,494
(1.77)	—	$35.75	1.49%	0.95%	0.95%	1.86%	102%	$22,260
(0.34)	—	$36.96	17.39%	0.97%	0.97%	1.00%	109%	$23,303
(0.33)	—	$31.80	14.11%	1.01%	1.01%	1.02%	141%	$70,411

(0.43)	—	$40.56	9.27%	1.22%	1.22% (c)	0.86%	63%	$136,478
(1.17)	—	$37.54	8.35%	1.28%	1.28% (c)	0.82%	60%	$79,917
(1.64)	—	$35.79	1.10%	1.31%	1.31% (c)	1.97%	102%	$37,089
(0.21)	0.01	$37.01	17.04% (e)	1.34%	1.34% (c)	0.69%	109%	$21,445
(0.22)	—	$31.82	13.73%	1.39%	1.38% (c)	0.64%	141%	$13,113
Columbia Balanced Fund | Annual Report 2017	37

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R4
8/31/2017	$37.82	0.53	3.14	3.67	(0.50)	(0.12)
8/31/2016	$36.06	0.48	2.63	3.11	(0.67)	(0.68)
8/31/2015	$37.27	0.88 (d)	(0.27)	0.61	(0.49)	(1.33)
8/31/2014	$32.03	0.42	5.18	5.60	(0.38)	—
8/31/2013 (f)	$28.25	0.29	3.76	4.05	(0.27)	—
Class R5
8/31/2017	$37.51	0.55	3.12	3.67	(0.53)	(0.12)
8/31/2016	$35.78	0.51	2.60	3.11	(0.70)	(0.68)
8/31/2015	$36.99	0.97 (d)	(0.32)	0.65	(0.53)	(1.33)
8/31/2014	$31.80	0.45	5.14	5.59	(0.42)	—
8/31/2013	$28.17	0.39	3.64	4.03	(0.40)	—
Class T
8/31/2017 (h)	$38.78	0.20	1.68	1.88	(0.10)	—
Class Y
8/31/2017	$37.83	0.57	3.15	3.72	(0.55)	(0.12)
8/31/2016	$36.07	0.53	2.63	3.16	(0.72)	(0.68)
8/31/2015	$37.28	1.21 (d)	(0.54)	0.67	(0.55)	(1.33)
8/31/2014	$32.04	0.47	5.19	5.66	(0.44)	—
8/31/2013 (i)	$28.25	0.34	3.75	4.09	(0.30)	—
Class Z
8/31/2017	$37.48	0.53	3.11	3.64	(0.50)	(0.12)
8/31/2016	$35.75	0.47	2.61	3.08	(0.67)	(0.68)
8/31/2015	$36.96	0.83 (d)	(0.22)	0.61	(0.49)	(1.33)
8/31/2014	$31.78	0.41	5.15	5.56	(0.38)	—
8/31/2013	$28.17	0.35	3.63	3.98	(0.37)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year ended	Class A	Class C	Class K	Class R	Class R4	Class R5	Class Y	Class Z
08/31/2015	$ 0.48	$ 0.56	$ 0.39	$ 0.55	$ 0.51	$ 0.57	$ 0.78	$ 0.47

(e)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%, 0.03%, 0.05%, 0.05% and 0.04% for Class C, R, R4, R5 and Y, respectively.
(f)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Class T shares commenced operations on April 3, 2017. Per share data and total return reflect activity from that date.
(i)	Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Balanced Fund | Annual Report 2017

Total distributions to shareholders	Reimbursement from affiliate	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.62)	—	$40.87	9.82%	0.72%	0.72% (c)	1.37%	63%	$318,026
(1.35)	—	$37.82	8.86%	0.78%	0.78% (c)	1.33%	60%	$112,108
(1.82)	—	$36.06	1.62%	0.81%	0.81% (c)	2.37%	102%	$38,489
(0.38)	0.02	$37.27	17.64% (e)	0.84%	0.84% (c)	1.21%	109%	$15,596
(0.27)	—	$32.03	14.40%	0.88% (g)	0.88% (c),(g)	1.14% (g)	141%	$3,515

(0.65)	—	$40.53	9.91%	0.66%	0.66%	1.42%	63%	$312,952
(1.38)	—	$37.51	8.96%	0.68%	0.68%	1.41%	60%	$181,221
(1.86)	—	$35.78	1.74%	0.70%	0.70%	2.63%	102%	$110,946
(0.42)	0.02	$36.99	17.76% (e)	0.73%	0.73%	1.30%	109%	$47,848
(0.40)	—	$31.80	14.42%	0.76%	0.76%	1.26%	141%	$29,617

(0.10)	—	$40.56	4.84%	0.97% (g)	0.97% (c),(g)	1.22% (g)	63%	$3

(0.67)	—	$40.88	9.96%	0.61%	0.61%	1.47%	63%	$190,322
(1.40)	—	$37.83	9.02%	0.63%	0.63%	1.47%	60%	$118,553
(1.88)	—	$36.07	1.78%	0.66%	0.66%	3.27%	102%	$65,758
(0.44)	0.02	$37.28	17.84% (e)	0.68%	0.68%	1.35%	109%	$17,106
(0.30)	—	$32.04	14.54%	0.70% (g)	0.70% (g)	1.34% (g)	141%	$9,784

(0.62)	—	$40.50	9.83%	0.72%	0.72% (c)	1.36%	63%	$1,753,306
(1.35)	—	$37.48	8.85%	0.78%	0.78% (c)	1.32%	60%	$867,554
(1.82)	—	$35.75	1.64%	0.81%	0.81% (c)	2.24%	102%	$480,162
(0.38)	—	$36.96	17.60%	0.84%	0.84% (c)	1.18%	109%	$364,457
(0.37)	—	$31.78	14.24%	0.89%	0.88% (c)	1.16%	141%	$308,945
Columbia Balanced Fund | Annual Report 2017	39

Notes to Financial Statements
August 31, 2017
Note 1. Organization
Columbia Balanced Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Effective November 1, 2017, Class R4 shares will be renamed Advisor Class shares.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Effective November 1, 2017, Class R5 shares will be renamed Institutional 2 Class shares.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Class T shares commenced operations on April 3, 2017.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Effective November 1, 2017, Class Y shares will be renamed Institutional 3 Class shares.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Effective November 1, 2017, Class Z shares will be renamed Institutional Class shares.
40	Columbia Balanced Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Columbia Balanced Fund | Annual Report 2017	41

Notes to Financial Statements  (continued)
August 31, 2017
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
42	Columbia Balanced Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Columbia Balanced Fund | Annual Report 2017	43

Notes to Financial Statements  (continued)
August 31, 2017
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2017:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	153,713*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	247,524

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	298,556
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	45,614,971

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2017.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
44	Columbia Balanced Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Columbia Balanced Fund | Annual Report 2017	45

Notes to Financial Statements  (continued)
August 31, 2017
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
46	Columbia Balanced Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
Columbia Balanced Fund | Annual Report 2017	47

Notes to Financial Statements  (continued)
August 31, 2017
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2017 was 0.58% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class K and Class R5 shares and 0.025% for Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class K and Class R5 shares and Class Y shares did not pay transfer agency fees.
48	Columbia Balanced Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
For the year ended August 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Class B	0.11 (a),(b)
Class C	0.12
Class K	0.05
Class R	0.12
Class R4	0.12
Class R5	0.06
Class T	0.14 (c)
Class Y	0.01
Class Z	0.12

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
(c)	Annualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At August 31, 2017, the Fund’s total potential future obligation over the life of the Guaranty is $9,931. The liability remaining at August 31, 2017 for non-recurring charges associated with the lease amounted to $6,222 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at August 31, 2017 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $3,553, which approximates the fair value of the ownership interest.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $2,528.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a service fee or distribution fee for Class B shares.
Columbia Balanced Fund | Annual Report 2017	49

Notes to Financial Statements  (continued)
August 31, 2017
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended August 31, 2017, if any, are listed below:
Amount ($)
Class A	8,370,949
Class B	3,327
Class C	290,652
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2017 through December 31, 2017	Prior to January 1, 2017
Class A	1.18%	1.20%
Class C	1.93	1.95
Class K	1.165	1.14
Class R	1.43	1.45
Class R4	0.93	0.95
Class R5	0.915	0.89
Class T	1.18*	—
Class Y	0.865	0.84
Class Z	0.93	0.95
*Expense cap rate is contractual from April 3, 2017 (the commencement of operations of Class T shares) through December 31, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
50	Columbia Balanced Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
At August 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments, tax straddles, trustees’ deferred compensation, principal and/or interest from fixed income securities, foreign currency transactions and distribution reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(667,027)	667,027	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
August 31, 2017			August 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
59,845,410	19,167,135	79,012,545	61,529,208	68,440,769	129,969,977
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
17,255,475	69,258,699	—	1,041,654,074
At August 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
6,119,223,194	1,088,319,621	(46,665,547)	1,041,654,074
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $4,655,606,561 and $3,739,240,905, respectively, for the year ended August 31, 2017, of which $1,210,571,918 and $1,015,529,291, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Balanced Fund | Annual Report 2017	51

Notes to Financial Statements  (continued)
August 31, 2017
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended August 31, 2017.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At August 31, 2017, one unaffiliated shareholder of record owned 12.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 37.0% of the outstanding shares of the Fund in one or more accounts. Subscription and
52	Columbia Balanced Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Balanced Fund | Annual Report 2017	53

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Balanced Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Balanced Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers, agent banks and transfer agent provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Minneapolis, MN
October 20, 2017
54	Columbia Balanced Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	96.89%	$81,143,248
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Balanced Fund | Annual Report 2017	55

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
56	Columbia Balanced Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Columbia Balanced Fund | Annual Report 2017	57

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
58	Columbia Balanced Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Balanced Fund | Annual Report 2017	59

Board Consideration and Approval of Management
Agreement
On June 14, 2017, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Balanced Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 27, 2017, April 26, 2017 and June 13, 2017 and at Board meetings held on March 28, 2017 and June 14, 2017. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2017, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 14, 2017, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2018 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
60	Columbia Balanced Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2016, the Fund’s performance was in the sixty-first, twelfth and ninth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.
Columbia Balanced Fund | Annual Report 2017	61

Board Consideration and Approval of Management
Agreement  (continued)
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2016, the Fund’s actual management fee and net total expense ratio are ranked in the third and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, warranted the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2016 to profitability levels realized in 2015. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
62	Columbia Balanced Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Balanced Fund | Annual Report 2017	63

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
64	Columbia Balanced Fund | Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Balanced Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN120_08_G01_(10/17)

Annual Report
August 31, 2017
Multi-Manager Total Return Bond Strategies Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Multi-Manager Total Return Bond Strategies Fund   |  Annual Report 2017

Multi-Manager Total Return Bond Strategies Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Multi-Manager Total Return Bond Strategies Fund (the Fund) seeks total return, consisting of capital appreciation and current income.
Portfolio management
Columbia Management Investment Advisers, LLC
Brian Lavin, CFA
Carl Pappo, CFA
Jason Callan
Loomis, Sayles & Company, L.P.
Christopher Harms
Clifton Rowe, CFA
Kurt Wagner, CFA, CIC
PGIM, Inc., the asset management arm of Prudential Financial
Michael Collins, CFA
Robert Tipp, CFA
Richard Piccirillo
Gregory Peters
TCW Investment Management Company LLC
Stephen Kane, CFA
Laird Landmann
Tad Rivelle
Bryan Whalen, CFA
Average annual total returns (%) (for the period ended August 31, 2017)
	Inception	1 Year	5 Years	Life
Class A	04/20/12	1.14	2.39	2.82
Class Z*	01/03/17	1.32	2.43	2.86
Bloomberg Barclays U.S. Aggregate Bond Index		0.49	2.19	2.53
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 20, 2012 — August 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Multi-Manager Total Return Bond Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2017)
Asset-Backed Securities — Agency	0.7
Asset-Backed Securities — Non-Agency	12.2
Commercial Mortgage-Backed Securities - Agency	2.1
Commercial Mortgage-Backed Securities - Non-Agency	5.0
Common Stocks	0.0 (a)
Corporate Bonds & Notes	31.5
Fixed-Income Funds	0.9
Foreign Government Obligations	1.6
Inflation-Indexed Bonds	0.8
Money Market Funds	3.8
Municipal Bonds	0.7
Preferred Debt	0.1
Residential Mortgage-Backed Securities - Agency	17.9
Residential Mortgage-Backed Securities - Non-Agency	3.1
Senior Loans	0.2
Treasury Bills	0.3
U.S. Government & Agency Obligations	1.5
U.S. Treasury Obligations	17.6
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at August 31, 2017)
AAA rating	58.0
AA rating	3.8
A rating	10.1
BBB rating	18.6
BB rating	3.9
B rating	2.1
CCC rating	0.8
CC rating	0.2
C rating	0.0 (a)
Not rated	2.5
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Market exposure through derivatives investments (% of notional exposure) (at August 31, 2017)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	95.1	(194.7)	(99.6)
Foreign Currency Derivative Contracts	0.0	(0.4)	(0.4)
Total Notional Market Value of Derivative Contracts	95.1	(195.1)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 to the Notes to Financial Statements.
4	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Manager Discussion of Fund Performance
The Fund is currently managed by three independent money management firms and by Columbia Management Investment Advisers, LLC (CMIA), and each invests a portion of the portfolio’s assets. As of August 31, 2017, TCW Investment Management Company LLC (TCW), Loomis, Sayles & Company, L.P. (Loomis Sayles), PGIM, Inc. (PGIM), the asset management arm of Prudential Financial and CMIA managed approximately 27%, 20%, 26% and 27% of the portfolio, respectively.
For the 12-month period that ended August 31, 2017, the Fund’s Class A shares returned 1.14%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 0.49% over the same time period. The Fund’s performance can be attributed primarily to sector allocation, security selection and duration positioning decisions.
Fixed-income markets posted tepid returns amid a risk-on environment
The fixed-income markets experienced several significant events during the 12-month period ended August 31, 2017. These included the aftermath of the U.K. Brexit vote, a surprise result in the U.S. presidential election, ongoing bond buying programs by the European Central Bank and Bank of England, and three Federal Reserve (Fed) interest rate hikes. As the period ended, speculation increased on who will head the Fed after Janet Yellen’s term expires in early 2018.
U.S. economic growth rebounded at the end of the period against a backdrop of above-trend growth in the rest of the major developed markets. Inflation, however, was generally weaker than expected, undershooting central bank targets. Still, real final private sector demand in the U.S. was notably robust, growing at an annualized rate of between 2.6% and 3.3% in each of the last five quarters and averaging 2.8% in the first half of 2017. Consumer spending was particularly strong, but investment spending, too, picked up as headwinds from the energy price collapse and strengthening U.S. dollar a few years ago faded. Companies in the U.S. hired at a strong pace, well above the estimated 75,000 to 100,000 needed to keep the unemployment rate unchanged. Indeed, the unemployment rate gradually ticked lower, inching down to 4.3% in July 2017. Importantly, job gains were widespread across industries. Even the retail industry, which shed jobs every month from February through May 2017, saw stable employment in the last months of the period. In our view, lean levels of business inventories, solid core durable goods orders and ongoing job gains suggested real GDP growth was on track to maintain momentum in the months ahead.
Given this market and economic backdrop, the period was a risk-on environment. Economic growth was good enough and inflation was low enough to keep central bank policies easy enough for spreads, or yield differentials between non-government bond and government bond sectors, to tighten. Additionally, while mostly tame market conditions allowed for increased supply, strong demand among investors looking for yield absorbed the supply, outweighing weaker credit fundamentals and rising geopolitical uncertainty.
The U.S. fixed-income markets, as represented by the benchmark, posted a positive but tepid return. Lower quality bonds generally outperformed higher quality bonds. High-yield corporate bonds performed particularly strongly. Within the investment-grade credit sector, financials outpaced industrials and utilities. Metals and mining, energy and life insurance were among the strongest market segments, while tobacco, telecommunications and retailers and restaurants were among the weakest market segments. Emerging market debt also generated solid returns for the period, with local exposure favored on broad weakness in the U.S. dollar. Most structured debt products, including commercial mortgage-backed securities (CMBS), asset-backed securities and non-agency mortgage-backed securities, were weaker but still positive on a total return basis during the period. The exception was agency mortgage-backed securities, which posted a negative return during the reporting period, which we believe was attributable primarily to anticipation about the Fed’s unwinding of its balance sheet, expected to begin in earnest later in 2017.
As the market interpreted modest growth, low inflation and a central bank slow to tighten monetary policy, U.S. Treasury yields rose across the spectrum of maturities during the period, with short-term rates rising more than long-term rates, thus driving a flatter yield curve, or a narrower differential in yields between longer term and shorter term yields. Shorter term yields rose with the Fed’s interest rate hikes. Longer term yields rose less with the potential of lackluster long-term economic growth and waning confidence of tax reform and fiscal policy stimulus by the current U.S. administration.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
Sector allocations, security selection and duration positioning drove Fund returns
TCW: Our portion of the Fund outperformed the benchmark during the period, due in part to our defensive duration position, which was rewarded as U.S. Treasury rates rose across the yield curve, or spectrum of maturities, during the period. Performance was also supported by effective issue selection among securitized products, particularly an exposure to non-agency mortgage-backed securities backed by subprime collateral, which are not a component of the benchmark but which outpaced the benchmark during the period. These securities benefited from solid demand, relatively attractive yield levels and ongoing improvements in fundamentals, including higher home prices and lower loan-to-value ratios. Tighter spreads among government guaranteed student loan asset-backed securities, further added to performance, as rating reviews concluded with results less severe than the market had anticipated. An allocation to CMBS also boosted results amid favorable demand. Issue selection within the corporate bond sector proved beneficial overall, with industrial credits the largest driver of positive performance. Financials were also additive, with strong results from banking and REITs issues. Finally, a small position in Japanese government-issued bills, with the yen exposure fully hedged using a U.S. dollar/yen cross-currency swap, added incrementally to performance.
The primary detractor from performance was our portion of the Fund’s relative underweight position in corporate and non-corporate credit, sectors that outperformed the benchmark during the period on solid demand from investors searching for yield. In particular, a relative underweight to better performing industrial market segments, such as metals and mining, hurt relative results. Issue selection among Build America municipal bonds also dampened results, though this was offset by positive performance from general obligation municipal bonds. Further, having an allocation to U.S. Treasuries hurt performance, as rates rose during the period.
Loomis Sayles: Our portion of the Fund outperformed the benchmark. Sector allocation benefited relative results most, as our portion of the Fund remained diversified across and within sectors with a focus on securities with strong credit enhancements. Specifically, underweights to U.S. Treasuries and agency pass-through mortgages in favor of overweights to risk assets, including corporate bonds, contributed positively. Within the investment-grade corporate bond sector, an emphasis on financials and industrials particularly boosted results. From a credit quality perspective, an emphasis on BBB-rated issues helped performance, as these lower quality investment-grade securities outperformed their investment-grade counterparts, with investor appetite for yield remaining strong throughout the period. Issue selection also added value, especially among agency CMBS and asset-backed securities. Further, while we targeted a duration neutral to that of the benchmark, we did have some managed yield curve exposures, and the combined effect of duration and yield curve positioning was modest but positive.
Partially offsetting these positive contributors were overweights to asset-backed securities and agency CMBS and an underweight to government-related bonds, which detracted from performance. Issue selection among investment-grade financial sector bonds and agency pass-through mortgages also hurt performance. Having exposure to cash during a period when the benchmark gained ground also dampened relative results.
PGIM: Our portion of the Fund outperformed the benchmark, with sector allocation and security selection contributing positively to relative results, more than offsetting duration and yield curve positioning, which modestly detracted. Our portion of the Fund generally maintained a barbell position between high quality structured products and lower quality investment-grade and high-yield allocations. More specifically, overweight allocations to high-yield corporate bonds, investment-grade corporate bonds, CMBS and emerging markets debt contributed positively. Issue selection among collateralized loan obligations, interest rate swap spread wideners, emerging markets debt and non-agency mortgage-backed securities were also key positive contributors. Security selection among investment-grade and high-yield corporate bonds overall also added value, although positioning in the retailers, restaurants, and automotive market segments detracted from performance.
Duration positioning also detracted from performance. Our portion of the Fund had a longer duration than that of the benchmark, which hurt as yields rose during the period. Yield curve positioning dampened relative results as well.
CMIA: Our portion of the Fund outperformed the benchmark due in large part to effective security selection among corporate bonds. We maintained an emphasis on financial institutions lower in the capital structure. Financial services issues overall performed well, led by preferred debt. Issue selection among energy-related credits also proved beneficial. Energy credits rebounded with the recovery in oil prices and actions to strengthen their balance sheets. Overweights to high-yield and
6	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
investment-grade credit were also additive as was exposure within the investment-grade credit sector to BBB-rated securities, which generally outperformed higher rated credit. In addition, an overweight to CMBS and underweights to U.S. Treasuries and agency mortgage-backed securities contributed positively to our portion of the Fund’s performance.
Conversely, having an underweight to the metals and mining industry and an overweight to the wirelines industry within the allocation to credit detracted from performance. Further, our bias toward higher quality dampened results, as higher quality securities lagged the market during the period. The combination of duration and yield curve positioning modestly detracted from relative results during the period.
Shifting market conditions drove portfolio changes
The Fund’s portfolio turnover rate for the 12-month period was 345%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.
TCW: Given the ongoing aging of the credit cycle, we continued to position our portion of the Fund with an eye toward risk reduction by moving into higher quality securities up in the capital structure. In terms of sector positioning, our portion of the Fund remained underweight to corporate credits with an emphasis on financials. Among financials, we shifted our portion of the Fund to a relative overweight to banks with the addition of short duration positions and trimmed allocations to insurance companies and REITs. Among industrials, we increased our portion of the Fund’s allocation to communications and consumer non-cyclicals and trimmed exposure to energy credits on strength. In terms of duration, we moved our portion of the Fund from a position approximately six-tenths of a year shorter than that of the benchmark at the start of the period to approximately three-tenths of a year shorter than that of the benchmark at the end of the period.
At the end of the period, our portion of the Fund maintained an underweight relative to the benchmark in corporate credit, with positioning focused on U.S. financials given limited re-leveraging risk and what we view as reasonable yield premiums. A small allocation to high yield was also maintained, though the strength in the market during the period allowed the Fund to rotate into higher quality holdings that will likely, we believe, have the credit resilience to make it through the end of the credit cycle. We believe structured products continued to offer opportunities for attractive risk-adjusted returns and protection, and therefore represented an overweight versus the benchmark at the end of the period. Non-agency mortgage-backed securities remained compelling to us due to the available yield, potential for price upside and solid fundamentals. Agency mortgage-backed securities represented a relative underweight in our portion of the Fund despite being higher quality and more liquid, as yield compensation remained small historically and prepayment risk weighed on the market in the low rate environment. CMBS and asset-backed securities holdings were focused on high quality collateral in the senior most parts of the capital structure, often with government guarantees, making them, in our view, solid defensive credits.
Loomis Sayles: As spreads, or yield differentials between corporate bonds and U.S. Treasuries, tightened, we reduced the corporate beta, or volatility factor, within our portion of the Fund. Also, we added exposure to corporate holdings during the winter months of the period, as we expected spread compression on the back of the U.S. election results. Indeed, corporate spreads compressed from 135 basis points in August of 2016 to 110 basis points in August of 2017. (A basis point is 1/100th of a percentage point.) While we increased corporate bond exposure for some time, we subsequently reduced that exposure and shortened duration over the last few months of the period. Elsewhere, we maintained our portion of the Fund’s relative underweight to mortgage-backed securities but increased the position modestly.
At the end of the period, our portion of the Fund was overweight U.S. credit, asset-backed securities and CMBS and was underweight mortgage-backed securities, agency securities and U.S. Treasuries relative to the benchmark. We were targeting neutral duration and yield curve positions at the end of the period.
PGIM: During the period, modest changes were made to active duration positioning. We also increased our portion of the Fund’s exposure to U.S. Treasuries and to structured products, including CMBS, non-agency mortgage-backed securities, and collateralized loan obligations. Selling into the strength of other sectors, we reduced our portion of the Fund’s exposure to bank loans, high-yield corporate bonds and investment-grade corporate bonds.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	7

Manager Discussion of Fund Performance  (continued)
At the end of the period, our portion of the Fund was underweight U.S. Treasuries, mortgage-backed securities, agency securities and non-U.S. government related bonds and was overweight structured products, high-yield corporate bonds, investment-grade corporate bonds and emerging markets debt relative to the benchmark. Our portion of the Fund was rather neutrally weighted relative to the benchmark in municipal bonds. Our portion of the Fund also had exposure to bank loans, which are not represented in the benchmark. As of August 31, 2017, our portion of the Fund had a duration approximately one-eighth year longer than that of the benchmark.
CMIA: In addition to modest adjustments in duration and yield curve positioning as market conditions shifted, we reduced our portion of the Fund’s allocation to credit during the period prompted by a well telegraphed direction in Fed policy and what we saw as overall rich credit valuations. The general credit quality within our portion of the Fund improved as we deemed credit valuations too tight and likely to deteriorate with rising rates.
Within the credit allocation, we decreased our portion of the Fund’s exposure to energy-related bonds. We also reduced our portion of the Fund’s allocation to high-yield securities overall during the first quarter of 2017, reflecting what we saw as less attractive valuations and a reduced return outlook compared to the prior year. We reduced exposure to longer dated subordinated securities in the banking sector as valuations relative to senior bonds reached historically compressed levels. We sold holdings in the major U.S. automotive companies Ford and General Motors, reflecting our view that the automotive cycle was hitting peak levels that may be unsustainable over the next year or two. In addition, credit spreads of these companies had reached multi-year tight levels on the back of strong operational performance and, in the case of General Motors, on upgrades from rating agencies, skewing the prospective risk/reward balance for the sector to the downside, in our view.
Notable purchases included those of several taxable and non-taxable municipal securities. These securities, including bonds issued by the state of Texas and the city of New York, had underperformed relative to U.S. Treasuries following the election of Donald Trump and the resulting heightened expectations for legislative action that could reduce the benefits of these securities to individuals. We viewed the loss of tax-exempt status for these securities as unlikely, and thus saw the underperformance of these securities as an opportunity to add high quality bonds at attractive valuations. We also increased exposure to floating rate securities to position for coming interest rate increases by the Fed. Additionally, our portion of the Fund purchased corporate securities in both the industrial and financial sectors as well as structured credit.
At the end of the period, our portion of the Fund was underweight relative to the benchmark in U.S. Treasuries, agency mortgage-backed securities and government-related securities and was overweight relative to the benchmark in investment-grade credit, high-yield credit, asset-backed securities, CMBS and other structured products, all as measured by market weight according to the benchmark.
Derivative positions in the Fund
For the 12-month period ended August 31, 2017, overall derivative usage across the entire Fund had a net negative impact on the Fund’s performance.
TCW: Our portion of the Fund held U.S. Treasury futures as a method of managing duration. The use of these futures detracted modestly from our portion of the Fund’s results during the period. We also used swap contracts to hedge currency exposure, which positively contributed to our portion of the Fund’s results during the period.
Loomis Sayles: Our portion of the Fund used U.S. Treasury futures to help manage duration relative to the benchmark. The use of these futures contributed positively, albeit modestly, to our portion of the Fund’s results during the period.
PGIM: Our portion of the Fund utilized U.S. Treasury futures and interest rate swaps to hedge interest rate risk, duration and yield curve positioning and for relative value trading. Overall, these strategies contributed positively to our portion of the Fund’s performance during the period.
CMIA: Our portion of the Fund used credit default swaps to hedge the credit exposure of individual credit issuers. Credit index swaps were predominantly used to hedge overall credit exposure and, at times, when we viewed the overall credit market to be expensive or inexpensive, as an investment vehicle. CMBS credit indices were used to express a long position. U.S. Treasury futures were used to manage duration and yield curve positioning. Overall, the use of credit default swaps did
8	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
not have a measurable impact on our portion of the Fund’s performance; the use of credit index swaps was positive overall; and the use of CMBS credit indices and U.S. Treasury futures detracted from the total return of our portion of the Fund during the period. During August, the Fund’s risk exposure to high-yield bonds was hedged from a sector exposure standpoint. This was done to reduce out of benchmark exposure within the Fund while retaining the potential to achieve positive return contributions through security selection by continuing to hold high-yield bonds selected by the Fund’s investment managers. This hedge had a modest negative impact to performance as high-yield spreads continued to tighten during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backedsecurities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Market or other (e.g.,interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	9

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2017 — August 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,028.30	1,021.42	3.83	3.82	0.75
Class Z	1,000.00	1,000.00	1,029.80	1,022.53	2.71	2.70	0.53
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
10	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments
August 31, 2017
(Percentages represent value of investments compared to net assets)
Asset-Backed Securities — Agency 0.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration
Series 2012-20C Class 1
03/01/2032	2.510%	355,324	358,088
Series 2012-20G Class 1
07/01/2032	2.380%	960,816	959,327
Series 2012-20I Class 1
09/01/2032	2.200%	983,082	978,287
Series 2012-20J Class 1
10/01/2032	2.180%	8,327,672	8,264,595
Series 2012-20L Class 1
12/01/2032	1.930%	443,837	433,875
Series 2013-20C Class 1
03/01/2033	2.220%	346,269	344,744
Series 2013-20E Class 1
05/01/2033	2.070%	1,293,302	1,273,728
Series 2014-20D Class 1
04/01/2034	3.110%	1,324,106	1,381,827
Series 2014-20F Class 1
06/01/2034	2.990%	1,654,503	1,704,941
Series 2014-20I Class 1
09/01/2034	2.920%	295,206	301,733
Series 2015-20C Class 1
03/01/2035	2.720%	721,588	730,602
Series 2016-20F Class 1
06/01/2036	2.180%	3,788,741	3,715,584
Series 2016-20K Class 1
11/01/2036	2.570%	3,678,711	3,684,008
Series 2016-20L Class 1
12/01/2036	2.810%	6,982,274	7,074,439
Series 2017-20D Class 1
04/01/2037	2.840%	11,616,000	11,782,994
Series 2017-20E Class 1
05/01/2037	2.880%	755,000	768,508
Series 2017-20F Class 1
06/01/2037	2.810%	5,880,000	5,928,799
Series 2017-20G Class 1
07/01/2037	2.980%	5,033,000	5,174,059
Series 2017-20H Class 1
08/01/2037	2.750%	4,363,000	4,394,013
Total Asset-Backed Securities — Agency (Cost $58,496,959)			59,254,151

Asset-Backed Securities — Non-Agency 12.9%

Ally Auto Receivables Trust
Series 2017-2 Class A2
11/15/2019	1.490%	5,000,000	5,001,619
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ally Master Owner Trust(a)
Series 2014-5 Class A1
1-month USD LIBOR + 0.490% 10/15/2019	1.717%	800,000	800,330
Ally Master Owner Trust
Series 2014-5 Class A2
10/15/2019	1.600%	2,000,000	2,000,222
Series 2015-3 Class A
05/15/2020	1.630%	1,400,000	1,400,341
AmeriCredit Automobile Receivables Trust(a)
Series 2016-2 Class A2B
1-month USD LIBOR + 0.700% 10/08/2019	1.929%	396,843	397,137
AmeriCredit Automobile Receivables Trust
Series 2017-1 Class B
02/18/2022	2.300%	730,000	733,249
Series 2017-3 Class B
06/19/2023	2.240%	585,000	586,548
Subordinated, Series 2016-3 Class C
04/08/2022	2.240%	6,430,000	6,408,652
Subordinated, Series 2016-4 Class B
12/08/2021	1.830%	6,360,000	6,323,392
Subordinated, Series 2017-2 Class B
05/18/2022	2.400%	2,280,000	2,298,770
Anchorage Capital CLO 8 Ltd.(a),(b)
Series 2016-8A Class A1
3-month USD LIBOR + 1.650% 07/28/2028	2.964%	14,000,000	14,050,848
Anchorage Capital CLO Ltd.(a),(b)
Series 2015-6A Class AR
3-month USD LIBOR + 1.270% 07/15/2030	2.565%	11,500,000	11,499,873
Ares XXXIX CLO Ltd.(a),(b)
Series 2016-39A Class A
3-month USD LIBOR + 1.530% 07/18/2028	2.688%	14,000,000	14,040,390
ARI Fleet Lease Trust(b)
Series 2017-A Class A2
04/15/2026	1.910%	1,200,000	1,200,064
ArrowMark Colorado Holdings(a),(b)
Series 2017-6A Class A1
3-month USD LIBOR + 1.280% 07/15/2029	2.508%	2,250,000	2,249,980
Ascentium Equipment Receivables Trust(b)
Series 2017-1A Class A2
07/10/2019	1.870%	1,245,000	1,246,002
Atlas Senior Loan Fund Ltd.(a),(b)
Series 2017-8A Class A
3-month USD LIBOR + 1.300% 01/16/2030	2.607%	5,250,000	5,255,980

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
August 31, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Atlas Senior Loan Fund V Ltd.(a),(b)
Series 2014-1A Class AR2
3-month USD LIBOR + 1.260% 07/16/2029	2.500%	13,750,000	13,749,849
Avis Budget Rental Car Funding AESOP LLC(b)
Series 2013-1A Class A
09/20/2019	1.920%	3,170,000	3,169,736
Series 2014-1A Class A
07/20/2020	2.460%	3,140,000	3,148,020
Series 2015-1A Class A
07/20/2021	2.500%	3,600,000	3,613,517
Series 2015-2A Class A
12/20/2021	2.630%	3,125,000	3,137,305
Series 2016-2A Class A
11/20/2022	2.720%	8,600,000	8,643,961
Babson CLO Ltd.(a),(b)
Series 2015-IA Class A
3-month USD LIBOR + 1.430% 04/20/2027	2.737%	5,000,000	5,003,535
Ballyrock CLO Ltd.(a),(b)
Series 2016-1A Class A
3-month USD LIBOR + 1.590% 10/15/2028	2.894%	16,500,000	16,693,297
Battalion CLO X Ltd.(a),(b)
Series 2016-10A Class A1
3-month USD LIBOR + 1.550% 01/24/2029	2.863%	4,750,000	4,791,657
Benefit Street Partners CLO V Ltd.(a),(b)
Series 2014-VA Class AR
3-month USD LIBOR + 1.200% 10/20/2026	2.507%	11,000,000	11,036,223
Birchwood Park CLO Ltd.(a),(b)
Series 2014-1A Class AR
3-month USD LIBOR + 1.180% 07/15/2026	2.484%	2,000,000	2,009,716
BMW Floorplan Master Owner Trust(a),(b)
Series 2015-1A Class A
1-month USD LIBOR + 0.500% 07/15/2020	1.726%	800,000	802,629
BMW Vehicle Lease Trust
Series 2017-1 Class A2
07/22/2019	1.640%	5,450,000	5,454,861
Burnham Park CLO Ltd.(a),(b)
Series 2016-1A Class A
3-month USD LIBOR + 1.430% 10/20/2029	2.737%	9,500,000	9,573,986
Cabela’s Credit Card Master Note Trust
Series 2015-2 Class A1
07/17/2023	2.250%	2,675,000	2,699,689
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
California Republic Auto Receivables Trust
Series 2016-2 Class A3
07/15/2020	1.560%	1,980,000	1,978,859
Series 2017-1 Class A4
06/15/2022	2.280%	4,210,000	4,221,686
Capital Auto Receivables Asset Trust
Series 2015-2 Class A3
09/20/2019	1.730%	483,913	484,246
Capital One Multi-Asset Execution Trust
Series 2015-A4 Class A4
05/15/2025	2.750%	5,665,000	5,862,045
Series 2017-A3 Class A3
01/15/2025	2.430%	11,235,000	11,446,071
Capital One Multi-Asset Execution Trust(a)
Series 2016-A1
1-month USD LIBOR + 0.450% 02/15/2022	1.676%	6,295,000	6,329,542
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2012-4A Class AR
3-month USD LIBOR + 1.450% 01/20/2029	2.757%	6,250,000	6,271,544
CarMax Auto Owner Trust
Series 2016-3 Class A3
05/17/2021	1.390%	4,365,000	4,352,190
Series 2016-4 Class A2
11/15/2019	1.210%	1,960,601	1,958,281
Series 2017-2 Class A2
06/15/2020	1.630%	9,570,000	9,577,950
Chancelight, Inc.(a),(b)
Series 2012-2 Class A
1-month USD LIBOR + 0.730% 04/25/2039	1.721%	1,447,293	1,446,427
Chase Issuance Trust(a)
Series 2016-A1 Class A
1-month USD LIBOR + 0.410% 05/17/2021	1.636%	9,505,000	9,554,979
Chase Issuance Trust
Series 2016-A4 Class A4
07/15/2022	1.490%	6,245,000	6,203,860
Series 2016-A7 Class A7
09/16/2019	1.060%	5,100,000	5,099,568
Chesapeake Funding II LLC(a),(b)
Series 2016-2A Class A2
1-month USD LIBOR + 1.000% 06/15/2028	2.227%	2,480,781	2,496,179
Series 2017-3A Class A2
3-month USD LIBOR + 0.340% 08/15/2029	1.913%	4,040,000	4,040,003

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chrysler Capital Auto Receivables Trust(b)
Series 2016-BA Class A2
01/15/2020	1.360%	606,665	606,267
CIT Education Loan Trust(a),(b)
Series 2007-1 Class B
3-month USD LIBOR + 0.300% 06/25/2042	1.596%	851,661	760,871
CIT Mortgage Loan Trust(a),(b)
Series 2007-1 Class 1A
1-month USD LIBOR + 1.350% 10/25/2037	2.584%	10,809,938	10,737,630
CNH Equipment Trust
Series 2017-A Class A2
07/15/2020	1.640%	10,930,000	10,938,851
Conn Funding II LP(b)
Series 2017-A Class A
05/15/2020	2.730%	5,674,025	5,680,120
CPS Auto Receivables Trust(b)
Subordinated Series 2017-C Class B
07/15/2021	2.300%	1,310,000	1,311,083
Subordinated, Series 2016-B Class B
09/15/2020	3.180%	1,970,000	1,963,655
Credit Acceptance Auto Loan Trust(b)
Series 2016-3A Class A
04/15/2024	2.150%	2,130,000	2,124,071
Series 2017-1A Class A
10/15/2025	2.560%	685,000	688,193
Subordinated, Series 2016-2A Class B
05/15/2024	3.180%	6,300,000	6,362,667
Dell Equipment Finance Trust(b)
Series 2016-1 Class A2
09/24/2018	1.430%	508,984	508,909
Series 2017-1 Class A2
06/24/2019	1.860%	1,420,000	1,421,761
Discover Card Execution Note Trust
Series 2017-A2 Class A2
07/15/2024	2.390%	12,265,000	12,492,892
DRB Prime Student Loan Trust(b)
Series 2016-B Class A2
06/25/2040	2.890%	1,715,642	1,728,130
Drive Auto Receivables Trust(b)
Series 2017-AA Class C
01/18/2022	2.980%	1,240,000	1,256,685
Subordinated, Series 2016-BA Class C
07/15/2022	3.190%	6,755,000	6,835,524
Subordinated, Series 2016-CA Class B
11/16/2020	2.370%	2,410,000	2,418,501
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dryden 33 Senior Loan Fund(a),(b)
Series 2014-33A Class AR
3-month USD LIBOR + 1.430% 10/15/2028	2.734%	5,000,000	5,030,030
Dryden XXIV Senior Loan Fund(a),(b)
Series 2012-24RA Class AR
3-month USD LIBOR + 1.290% 11/15/2023	2.605%	2,172,111	2,175,940
DT Auto Owner Trust(b)
Series 2017-3A Class B
05/17/2021	2.400%	2,600,000	2,602,577
Subordinated, Series 2014-1A Class D
01/15/2021	3.980%	1,596,317	1,602,533
Subordinated, Series 2016-4A Class C
10/17/2022	2.740%	9,455,000	9,482,985
Subordinated, Series 2017-1 Class C
11/15/2022	2.700%	300,000	301,621
Earnest Student Loan Program LLC(a),(b)
Series 2016-C Class A1
1-month USD LIBOR + 1.850% 10/27/2036	3.066%	890,375	890,373
Series 2016-D Class A1
1-month USD LIBOR + 1.400% 01/25/2041	2.616%	765,850	778,251
Education Loan Asset-Backed Trust I(a),(b)
Series 2013-1 Class A2
1-month USD LIBOR + 0.800% 04/26/2032	2.016%	4,650,000	4,575,640
Educational Funding of the South, Inc.(a)
Series 2011-1 Class A2
3-month USD LIBOR + 0.650% 04/25/2035	1.806%	3,079,156	3,065,251
EFS Volunteer No. 2 LLC(a),(b)
Series 2012-1 Class A2
1-month USD LIBOR + 1.350% 03/25/2036	2.566%	2,700,000	2,738,417
Enterprise Fleet Financing LLC(b)
Series 2014-2 Class A2
03/20/2020	1.050%	116,047	115,998
Series 2015-1 Class A2
09/20/2020	1.300%	567,601	567,314
Series 2015-2 Class A2
02/22/2021	1.590%	1,138,558	1,137,813
Series 2016-2 Class A2
02/22/2022	1.740%	1,378,162	1,377,891
Exeter Automobile Receivables Trust(b)
Subordinated, Series 2017-2A Class B
05/16/2022	2.820%	1,760,000	1,766,438

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
August 31, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
First Investors Auto Owner Trust(b)
Series 2017-1A Class A2
03/15/2022	2.200%	2,170,000	2,175,228
Flagship Credit Auto Trust(b)
Subordinated, Series 2015-3 Class B
03/15/2022	3.680%	827,000	828,348
Subordinated, Series 2016-2
09/15/2022	3.840%	1,855,000	1,866,979
Subordinated, Series 2016-3 Class B
06/15/2021	2.430%	2,195,000	2,189,379
Subordinated, Series 2016-4 Class B
10/15/2021	2.410%	1,160,000	1,153,633
Ford Credit Auto Owner Trust(b)
Series 2015-1 Class A
07/15/2026	2.120%	5,574,000	5,618,755
Series 2015-2 Class A
01/15/2027	2.440%	2,655,000	2,695,590
Series 2016-1 Class A
08/15/2027	2.310%	6,960,000	7,036,911
Series 2016-2 Class A
12/15/2027	2.030%	16,140,000	16,093,978
Series 2017-1 Class A
08/15/2028	2.620%	21,650,000	22,078,683
Ford Credit Auto Owner Trust
Series 2016-A Class A2A
12/15/2018	1.120%	65,634	65,622
Series 2016-B Class A3
10/15/2020	1.330%	2,115,000	2,110,049
Ford Credit Floorplan Master Owner Trust(b)
Series 2013-2 Class A
03/15/2022	2.090%	3,775,000	3,802,590
Global SC Finance II SRL(b)
Series 2014-1A Class A2
07/17/2029	3.090%	2,652,542	2,599,575
GM Financial Automobile Leasing Trust
Series 2015-3 Class A3
03/20/2019	1.690%	1,640,244	1,641,362
Series 2016-2 Class A3
09/20/2019	1.620%	5,450,000	5,451,586
Series 2016-3 Class A2A
02/20/2019	1.350%	1,158,380	1,157,141
GMF Floorplan Owner Revolving Trust(a),(b)
Series 2015-1 Class A2
1-month USD LIBOR + 0.500% 05/15/2020	1.727%	680,000	681,325
Series 2016-1 Class A2
1-month USD LIBOR + 0.850% 05/17/2021	2.077%	1,755,000	1,770,101
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Goal Capital Funding Trust(a)
Series 2006-1 Class B
3-month USD LIBOR + 0.450% 08/25/2042	1.767%	1,102,294	1,017,593
Goldentree Loan Opportunities VIII Ltd.(a),(b)
Series 2014-8A Class AR
3-month USD LIBOR + 1.210% 04/19/2026	2.516%	6,000,000	6,018,978
Green Tree Agency Advance Funding Trust I(b),(c)
Series 2016-T1 Class AT1
10/15/2048	2.380%	2,200,000	2,191,442
Guggenheim CLO LP(a),(b)
Series 2015-1A Class A1
3-month USD LIBOR + 1.700% 11/25/2027	3.017%	16,750,000	16,765,393
Harley-Davidson Motorcycle Trust
Series 2015-1 Class A3
06/15/2020	1.410%	599,510	599,231
Henderson Receivables LLC(b)
Series 2013-3A Class A
01/17/2073	4.080%	2,340,607	2,429,798
Series 2014-2A Class A
01/17/2073	3.610%	2,904,492	2,801,423
Hertz Fleet Lease Funding LP(a),(b)
Series 2014-1 Class A
1-month USD LIBOR + 0.400% 04/10/2028	1.631%	154,669	154,670
Series 2015-1 Class A
1-month USD LIBOR + 0.570% 07/10/2029	1.801%	2,406,732	2,409,272
Series 2016-1 Class A1
1-month USD LIBOR + 1.100% 04/10/2030	2.324%	4,296,609	4,308,376
Series 2017-1 Class A1
1-month USD LIBOR + 0.650% 04/10/2031	1.881%	2,905,000	2,905,090
Hertz Vehicle Financing II LP(b)
Series 2015-1A Class A
03/25/2021	2.730%	5,500,000	5,498,331
Series 2015-3A Class A
09/25/2021	2.670%	1,390,000	1,384,933
Hertz Vehicle Financing LLC(b)
Series 2016-1A Class A
03/25/2020	2.320%	1,620,000	1,617,827
Series 2016-2A Class A
03/25/2022	2.950%	6,270,000	6,262,042
Series 2016-3A Class A
07/25/2020	2.270%	4,080,000	4,058,040

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education Funding I(a),(b)
Series 2014-1 Class A
3-month USD LIBOR + 1.050% 05/25/2034	2.367%	3,818,318	3,802,683
Honda Auto Receivables Owner Trust
Series 2015-3 Class A3
04/18/2019	1.270%	2,921,329	2,919,542
Hyundai Auto Lease Securitization Trust(b)
Series 2016-C Class A2
03/15/2019	1.300%	3,466,997	3,463,090
Series 2017-A
08/17/2020	1.880%	2,235,000	2,242,399
Hyundai Floorplan Master Owner Trust(a),(b)
Series 2016-1A Class A1
1-month USD LIBOR + 0.900% 03/15/2021	2.127%	725,000	729,408
ICG US CLO Ltd.(a),(b)
Series 2014-1A Class A1
3-month USD LIBOR + 1.150% 04/20/2026	2.457%	13,275,000	13,239,197
ICG US CLO Ltd.(a),(b),(c),(d)
Series 2017-2A Class A1
3-month USD LIBOR + 1.280% 10/23/2029	3.100%	1,000,000	1,000,000
Jackson Mill CLO Ltd.(a),(b)
Series 2015-1A Class A
3-month USD LIBOR + 1.540% 04/15/2027	2.844%	9,750,000	9,786,621
Jamestown CLO IX Ltd.(a),(b)
Series 2016-9A Class A1B
3-month USD LIBOR + 1.500% 10/20/2028	2.807%	18,400,000	18,532,406
John Deere Owner Trust
Series 2016-A Class A2
10/15/2018	1.150%	403,323	403,235
KKR CLO Ltd.(a),(b)
Series 2018 Class A
3-month USD LIBOR + 1.270% 07/18/2030	2.600%	9,000,000	8,999,919
Kubota Credit Owner Trust(b)
Series 2016-1A Class A2
04/15/2019	1.250%	917,918	916,719
KVK CLO Ltd.(a),(b)
Series 2014-1A Class A1R
3-month USD LIBOR + 1.300% 05/15/2026	2.339%	6,000,000	6,000,210
Lendmark Funding Trust(b)
Series 2016-2A Class A
04/21/2025	3.260%	1,100,000	1,107,399
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017-1A Class A
01/22/2024	2.830%	1,700,000	1,705,172
Magnetite XI Ltd.(a),(b)
Series 2014-11A Class A1R
3-month USD LIBOR + 1.120% 01/18/2027	2.424%	5,000,000	5,005,910
Mercedes-Benz Auto Lease Trust
Series 2016-B Class A2
01/15/2019	1.150%	860,843	860,226
Series 2017-A Class A2A
08/15/2019	1.530%	8,295,000	8,292,008
Merlin Aviation Holdings DAC(b)
Series 2016-1 Class A
12/15/2032	4.500%	3,163,974	3,206,173
Mid-State Capital Corp. Trust(b)
Series 2006-1 Class A
10/15/2040	5.787%	1,235,059	1,386,594
Mid-State Trust VII
Series 7 Class A (AMBAC)
10/15/2036	6.340%	1,564,193	1,655,280
MMAF Equipment Finance LLC(b)
Series 2017-AA Class A2
05/18/2020	1.730%	1,090,000	1,089,987
Mountain View CLO Ltd.(a),(b)
Series 2014-1A Class AR
3-month USD LIBOR + 1.240% 10/15/2026	2.304%	6,750,000	6,750,101
Navient Student Loan Trust(a)
Series 2014-2 Class A
1-month USD LIBOR + 0.640% 03/25/2043	1.874%	6,905,854	6,849,664
Series 2014-3 Class A
1-month USD LIBOR + 0.620% 03/25/2083	1.854%	6,985,400	6,886,421
Series 2014-4 Class A
1-month USD LIBOR + 0.620% 03/25/2083	1.644%	3,145,796	3,100,678
Series 2015-2 Class A3
1-month USD LIBOR + 0.570% 11/26/2040	1.594%	5,400,000	5,380,835
Navient Student Loan Trust(a),(b)
Series 2017-3A Class A3
1-month USD LIBOR + 1.050% 07/26/2066	2.111%	4,800,000	4,838,377
Nelnet Student Loan Trust(a),(b)
Series 2012-5A Class A
1-month USD LIBOR + 0.600% 10/27/2036	1.816%	2,128,089	2,113,279

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
August 31, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014-4A Class A2
1-month USD LIBOR + 0.950% 11/25/2048	2.166%	4,210,000	4,119,239
Series 2015-1A Class A
1-month USD LIBOR + 0.590% 04/25/2046	1.721%	7,120,174	7,113,719
New Residential Advance Receivables Trust Advance Receivables-Backed Notes(b)
Series 2017-T1 Class AT1
02/15/2051	3.214%	3,060,000	3,078,070
New York City Tax Lien Trust(b)
Series 2015-A Class A
11/10/2028	1.340%	128,537	127,981
Series 2016-A Class A
11/10/2029	1.470%	402,445	400,223
NextGear Floorplan Master Owner Trust(b)
Series 2016-1A Class A2
04/15/2021	2.740%	3,380,000	3,411,145
Series 2016-2A Class A2
09/15/2021	2.190%	1,845,000	1,844,042
Series 2017-1A Class A2
04/18/2022	2.540%	2,990,000	2,998,841
Nissan Auto Lease Trust
Series 2016-B Class A2A
12/17/2018	1.260%	1,381,021	1,379,969
Nissan Auto Receivables Owner Trust(a)
Series 2015-A Class A1
1-month USD LIBOR + 0.400% 01/15/2020	1.627%	6,655,000	6,660,398
Nissan Auto Receivables Owner Trust
Series 2016-B Class A3
01/15/2021	1.320%	2,105,000	2,098,437
Nissan Master Owner Trust Receivables(a)
Series 2017-A Class A
1-month USD LIBOR + 0.310% 04/15/2021	1.537%	8,300,000	8,312,928
OCP CLO Ltd.(a),(b)
Series 2017-13A Class A1A
3-month USD LIBOR + 1.260% 07/15/2030	2.561%	4,500,000	4,499,865
Octagon Investment Partners 30 Ltd.(a),(b)
Series 2017-1A Class A1
3-month USD LIBOR + 1.320% 03/17/2030	2.355%	2,000,000	2,004,430
Ocwen Master Advance Receivables Trust(b)
Series 2016-T1 Class AT1
08/17/2048	2.521%	4,300,000	4,297,574
OneMain Direct Auto Receivables Trust(b)
Series 2016-1A Class A
01/15/2021	2.040%	793,562	794,361
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017-1A Class B
06/15/2021	2.880%	2,600,000	2,605,876
Subordinated, Series 2016-1A Class C
09/15/2021	4.580%	3,550,000	3,598,016
OneMain Financial Issuance Trust(b)
Series 2015-1A Class A
03/18/2026	3.190%	5,035,000	5,093,652
Series 2015-2A Class A
07/18/2025	2.570%	7,503,562	7,514,788
Series 2016-3A Class A
06/18/2031	3.830%	5,000,000	5,193,772
OneMain Financial Issuance Trust(b),(d)
Subordinated Series 2017-1A Class B
09/14/2032	2.790%	1,000,000	999,835
Subordinated Series 2017-1A Class C
09/14/2032	3.350%	800,000	799,809
OZLM Funding IV Ltd.(a),(d)
Series 2013-4A
3-month USD LIBOR + 1.250%	2.563%	14,000,000	14,000,000
Palmer Square CLO Ltd.(a),(b)
Series 2015-2A Class A1AR
3-month USD LIBOR + 1.270% 07/20/2030	2.577%	10,500,000	10,497,700
Prestige Auto Receivables Trust(b)
Series 2016-2A Class A3
01/15/2021	1.760%	6,300,000	6,273,616
Regatta VII Funding Ltd.(a),(b)
Series 2016-1A Class A1
3-month USD LIBOR + 1.520% 12/20/2028	2.794%	10,000,000	10,023,210
Santander Drive Auto Receivables Trust
Series 2016-3 Class B
06/15/2021	1.890%	4,095,000	4,094,454
Subordinated, Series 2016-2 Class C
11/15/2021	2.660%	2,775,000	2,799,242
Scholar Funding Trust(a),(b)
Series 2011-A Class A
3-month USD LIBOR + 0.900% 10/28/2043	2.214%	791,668	783,109
Shackleton CLO Ltd.(a),(b)
Series 2014-5A Class B1
3-month USD LIBOR + 1.140% 05/07/2026	2.452%	14,000,000	13,999,888
Sierra Receivables Funding Co., LLC(b)
Series 2017-1A Class A
03/20/2034	2.910%	1,534,342	1,556,162
Sierra Timeshare Receivables Funding LLC(b)
Series 2016-2A Class A
07/20/2033	2.330%	1,067,874	1,074,614

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
S-Jets Ltd.(b),(c)
Series 2017-1 Class A
08/15/2042	3.970%	2,335,000	2,335,234
SLC Student Loan Trust(a)
Series 2006-2 Class A5
3-month USD LIBOR + 0.100% 09/15/2026	1.346%	3,148,865	3,140,507
SLM Student Loan Trust(a)
Series 2004-8 Class B
3-month USD LIBOR + 0.460% 01/25/2040	1.616%	555,259	516,891
Series 2005-4 Class A3
3-month USD LIBOR + 0.120% 01/25/2027	1.434%	5,682,558	5,655,515
Series 2007-6 Class B
3-month USD LIBOR + 0.850% 04/27/2043	2.164%	829,436	787,717
Series 2008-2 Class B
3-month USD LIBOR + 1.200% 01/25/2083	2.514%	1,165,000	1,086,897
Series 2008-3 Class B
3-month USD LIBOR + 1.200% 04/26/2083	2.356%	1,165,000	1,092,438
Series 2008-4 Class B
3-month USD LIBOR + 1.850% 04/25/2029	3.006%	1,165,000	1,137,551
Series 2008-5 Class B
3-month USD LIBOR + 1.850% 07/25/2073	3.164%	1,165,000	1,163,602
Series 2008-6 Class B
3-month USD LIBOR + 1.850% 07/26/2083	3.006%	1,165,000	1,151,653
Series 2008-7 Class B
3-month USD LIBOR + 1.850% 07/26/2083	3.164%	1,165,000	1,154,225
Series 2008-8 Class B
3-month USD LIBOR + 2.250% 10/25/2029	3.406%	1,165,000	1,168,849
Series 2008-9 Class B
3-month USD LIBOR + 2.250% 10/25/2083	3.564%	1,165,000	1,190,320
Series 2011-1 Class A2
1-month USD LIBOR + 1.150% 10/25/2034	2.174%	3,285,000	3,352,788
Series 2012-7 Class A3
1-month USD LIBOR + 0.650% 05/26/2026	1.674%	4,000,000	3,960,003
Series 2013-2 Class A
1-month USD LIBOR + 0.450% 06/25/2043	1.474%	5,597,671	5,597,670
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SoFi Professional Loan Program LLC(b)
Series 2016-A
12/26/2036	2.760%	3,096,465	3,140,670
Series 2016-B Class A2B
10/25/2032	2.740%	2,490,000	2,501,036
Series 2016-C Class A2B
12/27/2032	2.360%	1,405,000	1,405,916
Series 2017-A Class A2B
03/26/2040	2.400%	805,000	805,565
Series 2017-D Class A2FX
09/25/2040	2.650%	1,500,000	1,507,501
SoFi Professional Loan Program LLC(a),(b)
Series 2016-D Class A1
1-month USD LIBOR + 0.950% 01/25/2039	2.166%	672,920	679,983
Sound Point CLO XII Ltd.(a),(b)
Series 2016-2A Class A
3-month USD LIBOR + 1.660% 10/20/2028	2.967%	15,000,000	15,052,635
Sound Point CLO XVI Ltd.(a),(b)
Series 2017-2A Class A
3-month USD LIBOR + 1.280% 07/25/2030	2.567%	6,250,000	6,249,669
Springleaf Funding Trust(b)
Series 2015-AA Class A
11/15/2024	3.160%	3,300,000	3,328,195
Series 2016-AA Class A
11/15/2029	2.900%	10,200,000	10,311,908
Series 2017-AA Class A
07/15/2030	2.680%	4,500,000	4,540,883
Subordinated Series 2017-AA Class B
07/15/2030	3.100%	600,000	602,452
SPS Servicer Advance Receivables Trust(b)
Series 2016-T2 Class AT2
11/15/2049	2.750%	4,300,000	4,302,918
Symphony CLO V Ltd.(a),(b)
Series 2007-5A Class A1
3-month USD LIBOR + 0.750% 01/15/2024	2.054%	1,801,213	1,803,148
TAL Advantage V LLC(b)
Series 2014-2A Class A1
05/20/2039	1.700%	201,999	201,672
TCF Auto Receivables Owner Trust(b)
Series 2016-PT1A Class A
06/15/2022	1.930%	6,753,778	6,752,072
THL Credit Wind River CLO Ltd.(a),(b)
Series 2014-1A Class AR
3-month USD LIBOR + 1.180% 04/18/2026	2.338%	3,750,000	3,749,959

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	17

Portfolio of Investments  (continued)
August 31, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Toyota Auto Receivables Owner Trust
Series 2015-C Class A3
06/17/2019	1.340%	296,647	296,558
Series 2016-B Class A3
04/15/2020	1.300%	1,395,000	1,392,798
Toyota Auto Receivables Owner Trust(a)
Series 2017-B Class A2B
1-month USD LIBOR + 0.060% 01/15/2020	1.287%	4,800,000	4,798,765
Trinitas CLO VI Ltd.(a),(b)
Series 2017-6A Class A
3-month USD LIBOR + 1.320% 07/25/2029	2.655%	6,000,000	5,991,444
Trintas CLO Ltd.(a),(b)
Series 2016-5A Class A
3-month USD LIBOR + 1.700% 10/25/2028	2.856%	16,175,000	16,226,582
Verizon Owner Trust(b)
Series 2016-1A Class A
01/20/2021	1.420%	845,000	842,353
Voya Ltd.(a),(b)
Series 2012-4A Class A1R
3-month USD LIBOR + 1.450% 10/15/2028	2.754%	7,000,000	7,016,359
Series 2013-3A Class A1R
3-month USD LIBOR + 1.050% 01/18/2026	2.208%	4,500,000	4,500,198
VSE VOI Mortgage LLC(b)
Series 2016-A Class A
07/20/2033	2.540%	2,705,000	2,699,713
Wachovia Student Loan Trust(a),(b)
Series 2006-1 Class A6
3-month USD LIBOR + 0.170% 04/25/2040	1.326%	9,000,000	8,530,867
Wellfleet CLO Ltd.(a),(b)
Series 2016-2A Class A1
3-month USD LIBOR + 1.650% 10/20/2028	2.507%	4,250,000	4,270,732
Wells Fargo Dealer Floorplan Master Note Trust(a)
Series 2015-1 Class A
1-month USD LIBOR + 0.500% 01/20/2020	1.731%	5,840,000	5,849,612
Westcott Park CLO Ltd.(a),(b)
Series 2016-1A Class A
3-month USD LIBOR + 1.530% 07/20/2028	2.837%	15,000,000	15,058,185
Wheels SPV 2 LLC(b)
Series 2015-1A Class A2
04/22/2024	1.270%	362,273	361,962
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
World Financial Network Credit Card Master Trust
Series 2012-D Class A
04/17/2023	2.150%	2,150,000	2,163,685
Series 2014-C Class A
08/16/2021	1.540%	1,275,000	1,275,081
Series 2015-B Class A
06/17/2024	2.550%	5,030,000	5,103,223
World Omni Auto Receivables Trust
Series 2016-B Class A3
02/15/2022	1.300%	5,375,000	5,338,046
Series 2017-A Class A2A
08/17/2020	1.500%	8,605,000	8,604,522
World Omni Automobile Lease Securitization Trust
Series 2015-A Class A3
10/15/2018	1.540%	2,754,477	2,754,835
Total Asset-Backed Securities — Non-Agency (Cost $973,944,373)			978,645,024

Commercial Mortgage-Backed Securities - Agency 2.2%

Federal Home Loan Mortgage Corp.
Series 20K050 Class A1
01/25/2025	2.802%	2,603,031	2,673,321
Series K026 Class A2
11/25/2022	2.510%	2,915,000	2,972,814
Series K027 Class A2
01/25/2023	2.637%	2,357,900	2,418,309
Series K722 Class A2
03/25/2023	2.406%	1,700,000	1,725,956
Series K724 Class A1
03/25/2023	2.776%	3,098,526	3,194,034
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
CMO Series K151 Class A3
04/25/2030	3.511%	4,290,000	4,506,795
Series 20K050 Class A2
08/25/2025	3.334%	2,440,000	2,591,373
Series 20K720 Class A2
06/25/2022	2.716%	2,365,000	2,438,487
Series K054 Class A2
01/25/2026	2.745%	10,000,000	10,169,651
Series K055 Class A2
03/25/2026	2.673%	21,485,000	21,751,008
Series K056 Class A2
05/25/2026	2.525%	6,137,000	6,136,634
Series KP03 Class A2
07/25/2019	1.780%	554,742	555,441

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(a)
CMO Series KGRP Class A
1-month USD LIBOR + 0.380% 04/25/2020	1.604%	9,159,064	9,167,378
Federal National Mortgage Association
07/01/2020	3.950%	3,955,000	4,178,676
09/01/2020	3.589%	4,391,972	4,598,781
10/01/2020	3.540%	3,900,000	4,088,068
12/01/2020	3.545%	4,544,293	4,755,583
12/01/2020	3.771%	5,767,679	6,071,528
04/01/2021	4.250%	3,730,000	4,011,388
04/01/2021	4.386%	3,377,675	3,635,307
05/01/2021	4.540%	1,776,556	1,922,140
06/01/2021	4.381%	5,291,448	5,706,718
08/01/2022	2.658%	9,143,879	9,428,059
06/01/2023	4.650%	2,956,830	3,294,942
03/01/2024	3.550%	3,143,002	3,377,284
03/01/2026	2.860%	4,325,000	4,426,772
02/01/2028	3.280%	3,030,000	3,176,923
05/01/2028	2.780%	2,115,000	2,139,045
05/01/2028	3.010%	3,164,471	3,255,168
11/01/2028	2.810%	1,736,000	1,749,775
04/01/2029	3.130%	4,346,546	4,496,734
04/01/2029	3.130%	4,157,566	4,301,223
08/01/2029	3.580%	2,133,704	2,287,578
03/01/2031	3.200%	2,150,000	2,216,783
11/01/2031	2.770%	5,570,597	5,591,912
08/01/2034	3.760%	2,003,827	2,134,941
Federal National Mortgage Association(a),(e)
Series 2013-M6 Class 1AC
02/25/2043	3.954%	5,225,000	5,511,254
Government National Mortgage Association(a)
CMO Series 2013-H08 Class FA
1-month USD LIBOR + 0.350% 03/20/2063	1.426%	760,824	757,505
Total Commercial Mortgage-Backed Securities - Agency (Cost $165,861,241)			167,415,288

Commercial Mortgage-Backed Securities - Non-Agency 5.3%

1211 Avenue of the Americas Trust(b)
Series 2015-1211 Class A1A2
08/10/2035	3.901%	2,130,000	2,286,014
225 Liberty Street Trust(b)
Series 2016-225L Class A
02/10/2036	3.597%	2,115,000	2,211,844
245 Park Avenue Trust(b)
Series 2017-245P Class A
06/05/2037	3.508%	3,085,000	3,229,655
American Homes 4 Rent Trust(b)
Series 2014-SFR3 Class A
12/17/2036	3.678%	761,814	809,671
Series 2015-SFR2 Class A
10/17/2045	3.732%	2,155,867	2,302,912
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banc of America Merrill Lynch Commercial Mortgage Securities Trust(b)
Series 2012-PARK Class A
12/10/2030	2.959%	1,685,000	1,734,164
BBCMS Mortgage Trust(a),(b),(e)
Series 2016-ETC Class D
08/14/2036	3.729%	2,790,000	2,717,692
BBCMS Mortgage Trust
Series 2017-C1 Class A2
02/15/2050	3.189%	4,645,000	4,808,166
BBCMS Mortgage Trust(b)
Subordinated, Series 2016-ETC Class A
08/14/2036	2.937%	13,500,000	13,383,883
Subordinated, Series 2016-ETC Class B
08/14/2036	3.189%	900,000	890,594
Subordinated, Series 2016-ETC Class C
08/14/2036	3.391%	770,000	760,528
BB-UBS Trust(b)
Series 2012-TFT Class A
06/05/2030	2.892%	6,260,000	6,235,948
CD Mortgage Trust
Series 2016-CD1 Class A3
08/10/2049	2.459%	17,000,000	16,592,238
CFCRE Commercial Mortgage Trust
Series 2016-C4 Class A4
05/10/2058	3.283%	5,900,000	6,024,334
CGGS Commercial Mortgage Trust(b)
Series 2016-RNDA Class AFX
02/10/2033	2.757%	2,516,629	2,529,118
Citigroup Commercial Mortgage Trust
Series 2015-GC27 Class A5
02/10/2048	3.137%	2,945,000	3,006,244
Series 2016-C1 Class A4
05/10/2049	3.209%	8,900,000	9,135,412
Series 2016-GC37 Class A4
04/10/2049	3.314%	8,000,000	8,236,874
CityLine Commercial Mortgage Trust(a),(b),(e)
Subordinated, Series 2016-CLNE Class B
11/10/2031	2.871%	3,600,000	3,579,966
Subordinated, Series 2016-CLNE Class C
11/10/2031	2.871%	1,350,000	1,319,361
Commercial Mortgage Pass-Through Certificates(b)
Series 2012-LTRT Class A2
10/05/2030	3.400%	3,793,000	3,838,906
Commercial Mortgage Trust
Series 2012-CR2 Class A4
08/15/2045	3.147%	7,350,000	7,638,745
Series 2013-CR13 Class A3
11/10/2023	3.928%	5,955,000	6,439,866

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	19

Portfolio of Investments  (continued)
August 31, 2017
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-CR8 Class A4
06/10/2046	3.334%	2,645,000	2,771,198
Series 2014-UBS2 Class A5
03/10/2047	3.961%	1,165,000	1,251,340
Series 2014-UBS4 Class A5
08/10/2047	3.694%	5,000,000	5,288,646
Series 2014-UBS6 Class A4
12/10/2047	3.378%	3,605,000	3,749,252
Series 2014-UBS6 Class A5
12/10/2047	3.644%	7,300,000	7,711,111
Series 2015-CR26 Class A4
10/10/2048	3.630%	1,600,000	1,690,476
Series 2015-DC1 Class A5
02/10/2048	3.350%	13,495,000	13,972,541
Series 2015-LC19 Class A4
02/10/2048	3.183%	835,000	858,483
Series 2015-PC1 Class A5
07/10/2050	3.902%	5,515,000	5,902,917
Series 2016-COR1 Class A3
10/10/2049	2.826%	8,500,000	8,469,008
Series 2016-DC2 Class A5
02/10/2049	3.765%	4,832,000	5,135,253
Commercial Mortgage Trust(a),(b),(e)
Series 2016-667M Class C
10/10/2036	3.284%	6,770,000	6,775,588
Commercial Mortgage Trust(b)
Series 2016-787S Class A
02/10/2036	3.545%	2,115,000	2,213,259
Credit Suisse Mortgage Capital Trust(b)
Series 2014-USA Class A2
09/15/2037	3.953%	13,555,000	14,283,501
DBUBS Mortgage Trust(b)
Series 2011-LC2A Class A4
07/10/2044	4.537%	12,870,000	13,825,157
DBWF Mortgage Trust(a),(b),(e)
Series 2016-85T Class D
12/10/2036	3.935%	2,000,000	2,040,180
Series 2016-85T Class E
12/10/2036	3.935%	2,000,000	1,859,000
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(a),(e),(f)
CMO Series K028 Class X1
02/25/2023	0.442%	125,877,606	1,786,115
CMO Series K055 Class X1
03/25/2026	1.502%	2,163,890	208,366
CMO Series K057 Class X1
07/25/2026	1.327%	37,775,819	3,269,093
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series K059 Class X1
09/25/2026	0.437%	7,429,116	183,756
CMO Series K060 Class X1
10/25/2026	0.201%	26,953,119	224,458
CMO Series K152 Class X1
01/25/2031	1.097%	4,417,186	406,743
CMO Series K718 Class X1
01/25/2022	0.766%	23,532,232	555,064
General Electric Capital Assurance Co.(b)
Series 2003-1 Class A5
05/12/2035	5.743%	727,840	746,540
Government National Mortgage Association(a),(e),(f)
CMO Series 2011-38 Class IO
04/16/2053	0.075%	12,301,695	226,431
CMO Series 2013-162 Class IO
09/16/2046	0.944%	110,037,109	5,145,797
CMO Series 2014-134 Class IA
01/16/2055	0.658%	27,431,736	869,803
CMO Series 2015-101 Class IO
03/16/2052	0.879%	18,643,386	1,152,411
CMO Series 2015-114
03/15/2057	0.968%	4,667,230	287,708
CMO Series 2015-120 Class IO
03/16/2057	0.912%	21,542,758	1,325,610
CMO Series 2015-125 Class IO
07/16/2055	0.806%	54,324,997	3,000,234
CMO Series 2015-146 Class IC
07/16/2055	0.865%	41,180,358	2,138,430
CMO Series 2015-171 Class IO
11/16/2055	0.893%	14,466,014	978,085
CMO Series 2015-174 Class IO
11/16/2055	0.950%	54,699,635	3,367,736
CMO Series 2015-21 Class IO
07/16/2056	1.034%	14,767,992	907,920
CMO Series 2015-29 Class EI
09/16/2049	0.765%	43,426,111	2,591,948
CMO Series 2015-41 Class IO
09/16/2056	0.756%	7,683,989	460,665
CMO Series 2015-6 Class IO
02/16/2051	0.753%	15,891,311	790,911
CMO Series 2015-70 Class IO
12/16/2049	1.069%	22,915,291	1,479,645
CMO Series 2016-39 Class IO
01/16/2056	0.854%	8,275,849	541,376
Series 2014-101 Class IO
04/16/2056	0.827%	52,582,110	2,987,163

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016-152 Class IO
08/15/2058	0.984%	24,528,475	1,980,643
Government National Mortgage Association(a),(c),(e),(f)
CMO Series 2015-125 Class IB
01/16/2055	1.327%	66,337,447	4,602,160
GS Mortgage Securities Trust
Series 2015-GC28 Class A5
02/10/2048	3.396%	13,766,500	14,304,862
Series 2015-GC34 Class A3
10/10/2048	3.244%	15,000,000	15,468,239
Series 2016-GS2 Class A3
05/10/2049	2.791%	4,500,000	4,482,294
Series 2017-GS7 Class A4
08/10/2050	3.430%	2,000,000	2,076,209
Hilton USA Trust(b)
Series 2016-HHV Class A
11/05/2038	3.719%	2,800,000	2,960,050
Series 2016-SFP Class A
11/05/2035	2.828%	3,500,000	3,540,072
Houston Galleria Mall Trust(b)
Series 2015-HGLR Class A1A2
03/05/2037	3.087%	1,700,000	1,708,759
Hudsons Bay Simon JV Trust(b)
Series 2015-HB7 Class A7
08/05/2034	3.914%	2,520,000	2,578,847
IMT Trust(b)
Series 2017-APTS Class AFX
06/15/2034	3.478%	3,540,000	3,685,190
Irvine Core Office Trust(b)
Series 2013-IRV Class A1
05/15/2048	2.068%	1,566,833	1,562,903
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14 Class A4
08/15/2046	4.133%	3,430,000	3,726,001
Series 2014-C26 Class A3
01/15/2048	3.231%	360,000	371,591
JPMDB Commercial Mortgage Securities Trust
Series 2016-C4 Class A2
12/15/2049	2.882%	8,500,000	8,565,261
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-C1 Class A4
02/15/2051	5.716%	2,263,649	2,265,652
Series 2013-C13 Class A3
01/15/2046	3.525%	3,960,000	4,085,325
Series 2013-C13 Class A4
01/15/2046	3.994%	4,795,000	5,175,724
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase Commercial Mortgage Securities Trust(b)
Series 2011-C3 Class A3
02/15/2046	4.388%	6,399,273	6,479,491
JPMorgan Chase Commercial Mortgage Securities Trust(a),(b),(e),(f)
Series 2016-WPT Class XCP
10/15/2018	1.198%	141,533,000	1,879,445
Series 2016-WSP Class XCP
02/15/2018	0.985%	150,000,000	680,520
JPMorgan Commercial Mortgage-Backed Securities Trust(b)
Series 2009-RR1 Class A4B1
03/18/2051	1.000%	44,930	44,577
LSTAR Commercial Mortgage Trust(b)
Series 2017-5 Class A4
03/10/2050	3.390%	800,000	817,549
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C12 Class A4
10/15/2046	4.259%	1,885,000	2,063,820
Series 2015-C21 Class A3
03/15/2048	3.077%	525,000	536,660
Series 2016-C29 Class ASB
05/15/2049	3.140%	1,000,000	1,035,353
Morgan Stanley Capital I Trust(a),(e)
Series 2007-IQ16 Class AM
12/12/2049	6.325%	2,977,979	3,005,048
Morgan Stanley Capital I Trust(b)
Series 2014-150E Class A
09/09/2032	3.912%	2,325,000	2,491,702
Morgan Stanley Capital I Trust
Series 2016-UB11 Class A3
08/15/2049	2.531%	8,500,000	8,245,850
OBP Depositor LLC Trust(b)
Series 2010-OBP Class A
07/15/2045	4.646%	1,952,000	2,081,925
Progress Residential Trust(b)
Series 2017-SFR1 Class A
08/17/2034	2.768%	3,980,000	4,027,939
RBS Commercial Funding, Inc., Trust(a),(b),(e)
Series 2013-GSP Class A
01/13/2032	3.961%	2,420,000	2,588,113
SG Commercial Mortgage Securities Trust
Series 2016-C5 Class A4
10/10/2048	3.055%	5,120,000	5,137,326
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A5
12/10/2045	2.850%	5,168,582	5,275,993
Series 2013-C5 Class A4
03/10/2046	3.185%	5,410,000	5,605,029
Series 2013-C6 Class A4
04/10/2046	3.244%	1,935,000	2,010,809

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	21

Portfolio of Investments  (continued)
August 31, 2017
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo Commercial Mortgage Trust(b)
Series 2010-C1 Class A2
11/15/2043	4.393%	1,930,000	2,047,569
Wells Fargo Commercial Mortgage Trust(a),(b),(e)
Series 2013-120B Class A
03/18/2028	2.800%	1,600,000	1,622,479
Wells Fargo Commercial Mortgage Trust
Series 2013-LC12 Class A4
07/15/2046	4.218%	5,090,000	5,555,870
Series 2015-LC20 Class A4
04/15/2050	2.925%	1,965,000	1,994,950
WF-RBS Commercial Mortgage Trust(b)
Series 2011-C4 Class A3
06/15/2044	4.394%	4,123,844	4,222,051
WF-RBS Commercial Mortgage Trust
Series 2013-C18 Class A2
12/15/2046	3.027%	1,440,000	1,460,336
Series 2014-C24 Class A3
11/15/2047	3.428%	1,345,000	1,390,799
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $404,258,426)			398,582,038

Common Stocks —%
Issuer	Shares	Value ($)
Energy —%
Oil, Gas & Consumable Fuels —%
Prairie Provident Resources, Inc.(c),(g)	1,728	556
Total Energy		556
Total Common Stocks (Cost $7,496)		556

Corporate Bonds & Notes 33.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.1%
Alcoa, Inc.
04/15/2021	5.400%	2,250,000	2,411,820
Bombardier, Inc.(b)
12/01/2021	8.750%	130,000	147,687
Embraer Netherlands Finance BV
06/15/2025	5.050%	1,550,000	1,644,369
Embraer SA
06/15/2022	5.150%	160,000	170,969
L3 Technologies, Inc.
10/15/2019	5.200%	2,750,000	2,931,338
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lockheed Martin Corp.
12/15/2042	4.070%	1,690,000	1,745,893
Textron, Inc.
03/01/2024	4.300%	690,000	738,445
03/01/2025	3.875%	300,000	313,743
TransDigm, Inc.
05/15/2025	6.500%	262,000	269,692
06/15/2026	6.375%	473,000	486,547
Total			10,860,503
Airlines 0.3%
American Airlines Pass-Through Trust
01/15/2023	4.950%	1,488,139	1,592,136
Continental Airlines Pass-Through Trust
01/02/2018	6.900%	45,412	46,057
02/02/2019	6.545%	1,252,620	1,298,677
04/19/2022	5.983%	2,847,127	3,133,838
Delta Air Lines Pass-Through Trust
01/02/2023	6.718%	2,992,580	3,369,439
U.S. Airways Pass-Through Trust
10/01/2024	5.900%	750,559	846,310
06/03/2025	4.625%	3,266,821	3,478,543
United Airlines, Inc. Pass-Through Trust
Series 2016-1 Class AA
07/07/2028	3.100%	7,160,000	7,174,119
Total			20,939,119
Apartment REIT 0.1%
AvalonBay Communities, Inc.
03/15/2020	6.100%	1,865,000	2,051,306
09/15/2022	2.950%	4,650,000	4,752,440
Total			6,803,746
Automotive 1.2%
American Honda Finance Corp.(b)
10/01/2018	7.625%	2,250,000	2,392,249
American Honda Finance Corp.
02/14/2020	2.000%	2,600,000	2,613,780
BMW US Capital LLC(b)
09/15/2021	1.850%	4,895,000	4,838,443
Daimler Finance North America LLC(b)
09/03/2019	2.250%	5,895,000	5,925,129
03/02/2020	2.250%	1,500,000	1,507,179
Ford Motor Co.
02/01/2029	6.375%	1,165,000	1,377,882
01/15/2043	4.750%	2,640,000	2,541,198
12/08/2046	5.291%	1,415,000	1,453,610

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Motor Credit Co. LLC
05/15/2018	5.000%	1,975,000	2,017,506
06/15/2018	2.240%	3,000,000	3,011,712
08/03/2022	2.979%	4,800,000	4,795,973
09/20/2022	4.250%	1,100,000	1,163,293
Gates Global LLC/Co.(b)
07/15/2022	6.000%	287,000	294,498
General Motors Co.
10/02/2018	3.500%	2,500,000	2,541,035
04/01/2025	4.000%	1,060,000	1,072,104
10/02/2043	6.250%	1,925,000	2,152,753
04/01/2048	5.400%	3,425,000	3,466,333
General Motors Co.(a)
3-month USD LIBOR + 0.800% 08/07/2020	2.112%	3,460,000	3,460,059
General Motors Financial Co., Inc.
09/25/2017	3.000%	5,000,000	5,003,944
04/13/2024	3.950%	6,770,000	6,919,691
03/01/2026	5.250%	2,345,000	2,554,228
Goodyear Tire & Rubber Co. (The)
11/15/2023	5.125%	200,000	208,985
Hyundai Capital America(b)
02/06/2019	2.550%	180,000	180,789
03/19/2020	2.600%	680,000	683,222
IHO Verwaltungs GmbH PIK(b)
09/15/2026	4.750%	2,925,000	2,940,581
Lear Corp.
01/15/2023	4.750%	1,667,000	1,723,498
03/15/2024	5.375%	1,242,000	1,323,870
09/15/2027	3.800%	2,190,000	2,195,885
Magna International, Inc.
06/15/2024	3.625%	1,100,000	1,153,979
Nemak SAB de CV(b)
02/28/2023	5.500%	200,000	206,161
Nissan Motor Acceptance Corp.(b)
09/12/2017	1.950%	2,500,000	2,500,255
PACCAR Financial Corp.
08/12/2019	1.200%	1,110,000	1,098,318
02/27/2020	1.950%	5,905,000	5,929,417
RCI Banque SA(b)
04/03/2018	3.500%	4,000,000	4,036,656
Schaeffler Finance BV(b)
05/15/2023	4.750%	6,315,000	6,524,494
ZF North America Capital, Inc.(b)
04/29/2025	4.750%	177,000	186,355
Total			91,995,064
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 10.3%
Ally Financial, Inc.
09/10/2018	4.750%	575,000	588,727
03/30/2020	4.125%	50,000	51,419
09/30/2024	5.125%	347,000	373,507
03/30/2025	4.625%	150,000	156,379
Subordinated
11/20/2025	5.750%	350,000	377,036
American Express Co.
03/19/2018	7.000%	2,500,000	2,572,130
08/01/2022	2.500%	6,890,000	6,922,693
American Express Credit Corp.
09/22/2017	1.550%	1,950,000	1,950,082
Banco de Credito del Peru(b)
09/16/2020	5.375%	150,000	163,778
Banco General SA(b)
08/07/2027	4.125%	2,935,000	2,914,423
Banco Internacional Del Peru SAA/Panama(b)
10/07/2020	5.750%	100,000	109,768
Banco Santander SA(b)
11/09/2022	4.125%	150,000	157,787
Bank of America Corp.
09/01/2017	6.000%	3,000,000	3,000,336
01/11/2018	2.000%	6,500,000	6,508,066
04/25/2018	6.875%	13,300,000	13,729,324
05/01/2018	5.650%	2,000,000	2,049,930
07/15/2018	6.500%	3,000,000	3,120,435
06/01/2019	7.625%	1,500,000	1,643,001
10/19/2020	2.625%	2,000,000	2,028,042
01/11/2023	3.300%	2,000,000	2,056,352
01/22/2024	4.125%	3,000,000	3,213,513
04/19/2026	3.500%	2,000,000	2,040,412
Subordinated
01/22/2025	4.000%	795,000	823,783
04/21/2025	3.950%	2,500,000	2,578,057
Bank of America Corp.(a),(h)
07/21/2021	2.369%	3,085,000	3,093,576
04/24/2028	3.705%	8,890,000	9,085,216
12/31/2049	8.125%	3,795,000	3,923,681
Junior Subordinated
12/31/2049	6.100%	5,000,000	5,480,145
12/31/2049	8.000%	6,547,000	6,661,985
Bank of Montreal
04/09/2018	1.450%	750,000	749,914
07/18/2019	1.500%	2,615,000	2,601,407
Bank of New York Mellon Corp. (The)
05/15/2019	5.450%	800,000	848,170
05/03/2021	2.050%	2,510,000	2,506,812
08/16/2023	2.200%	4,180,000	4,123,641
09/11/2024	3.250%	1,960,000	2,023,688

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	23

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bank of New York Mellon Corp. (The)(a),(h)
Junior Subordinated
12/29/2049	4.500%	612,000	608,189
BankBoston Capital Trust IV(a)
Junior Subordinated
3-month USD LIBOR + 0.600% 06/08/2028	1.819%	665,000	624,957
Barclays Bank PLC(a)
USD Swap Semi 30/360 Rate + 6.705% 12/31/2049	8.250%	4,125,000	4,369,221
Barclays PLC
08/10/2021	3.200%	2,030,000	2,072,920
01/10/2023	3.684%	2,580,000	2,652,712
01/10/2028	4.337%	870,000	906,865
Subordinated
05/12/2026	5.200%	3,130,000	3,339,694
BB&T Corp.
02/01/2019	2.250%	1,600,000	1,612,072
BBVA Bancomer SA(b)
Junior Subordinated
04/22/2020	7.250%	200,000	218,730
Bear Stearns Companies LLC (The)
02/01/2018	7.250%	7,365,000	7,531,037
BNP Paribas SA(b)
Subordinated
03/13/2027	4.625%	395,000	420,393
BNZ International Funding Ltd.(b)
02/21/2020	2.400%	3,860,000	3,889,012
Capital One Bank NA
07/23/2021	2.950%	1,050,000	1,068,149
Capital One Financial Corp.
11/21/2018	2.150%	1,150,000	1,154,043
05/12/2020	2.500%	10,640,000	10,734,622
Capital One NA
08/17/2018	2.350%	2,610,000	2,622,486
01/31/2020	2.350%	3,225,000	3,238,171
Citigroup, Inc.(a)
3-month USD LIBOR + 1.700% 05/15/2018	2.882%	2,275,000	2,297,789
Citigroup, Inc.
09/26/2018	2.500%	6,921,000	6,969,959
12/07/2018	2.050%	8,000,000	8,025,648
08/09/2020	5.375%	10,000,000	10,914,290
04/25/2022	2.750%	3,530,000	3,556,567
05/01/2026	3.400%	6,400,000	6,440,390
Subordinated
06/10/2025	4.400%	4,250,000	4,492,794
08/25/2036	6.125%	981,000	1,221,474
05/18/2046	4.750%	2,910,000	3,126,949
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup, Inc.(a),(h)
Junior Subordinated
12/31/2049	5.800%	14,240,000	14,801,939
12/31/2049	5.950%	5,000,000	5,389,400
Citizens Bank NA
03/02/2020	2.250%	4,880,000	4,899,369
Comerica, Inc.
05/23/2019	2.125%	645,000	646,137
Subordinated
07/22/2026	3.800%	900,000	923,130
Compass Bank
09/29/2019	2.750%	1,400,000	1,414,930
Credit Suisse Group Funding Guernsey Ltd.
12/10/2020	3.125%	1,910,000	1,954,612
06/09/2023	3.800%	4,890,000	5,099,830
Danske Bank A/S(b)
03/02/2020	2.200%	7,000,000	7,034,223
Deutsche Bank AG
07/13/2020	2.700%	6,470,000	6,515,756
05/12/2021	3.375%	1,988,000	2,034,537
Discover Bank
02/21/2018	2.000%	680,000	681,171
08/08/2023	4.200%	4,000,000	4,268,084
Discover Financial Services
04/27/2022	5.200%	2,697,000	2,951,999
11/21/2022	3.850%	3,653,000	3,798,842
Fifth Third Bancorp
03/01/2019	2.300%	310,000	312,185
07/27/2020	2.875%	1,570,000	1,605,400
Fifth Third Bancorp(a),(h)
Junior Subordinated
12/31/2049	5.100%	1,759,000	1,783,186
First Maryland Capital I(a)
Junior Subordinated
3-month USD LIBOR + 1.000% 01/15/2027	2.304%	861,000	811,054
Goldman Sachs Group, Inc. (The)
01/18/2018	5.950%	4,000,000	4,062,080
04/01/2018	6.150%	9,782,000	10,024,427
07/19/2018	2.900%	2,200,000	2,219,822
02/15/2019	7.500%	10,635,000	11,477,590
09/15/2020	2.750%	6,670,000	6,782,003
01/24/2022	5.750%	3,800,000	4,288,661
07/08/2024	3.850%	3,605,000	3,779,316
01/23/2025	3.500%	4,375,000	4,457,963
01/26/2027	3.850%	5,640,000	5,807,305
10/21/2045	4.750%	1,700,000	1,896,058
Subordinated
10/21/2025	4.250%	2,300,000	2,407,980
05/22/2045	5.150%	2,100,000	2,389,359

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Goldman Sachs Group, Inc. (The)(a),(h)
Junior Subordinated
12/31/2049	5.700%	5,000,000	5,172,875
Grupo Aval Ltd.(b)
09/26/2022	4.750%	200,000	205,379
HBOS PLC(b)
Subordinated
05/21/2018	6.750%	5,927,000	6,116,777
HSBC Holdings PLC(a),(h)
Junior Subordinated
12/31/2049	6.000%	7,220,000	7,588,682
12/31/2049	6.375%	3,170,000	3,369,938
12/31/2049	6.375%	1,585,000	1,698,142
HSBC USA, Inc.
01/16/2018	1.625%	3,000,000	3,000,765
03/05/2020	2.350%	2,575,000	2,599,488
Huntington Capital Trust I(a)
Junior Subordinated
3-month USD LIBOR + 0.700% 02/01/2027	2.011%	1,765,000	1,593,066
Huntington National Bank (The)
04/01/2019	2.200%	1,500,000	1,507,065
Intesa Sanpaolo SpA(b)
07/14/2022	3.125%	4,800,000	4,811,280
JPMorgan Chase & Co.
01/15/2018	6.000%	11,000,000	11,172,315
03/01/2018	1.700%	8,380,000	8,384,073
04/23/2019	6.300%	5,000,000	5,359,100
10/15/2020	4.250%	2,000,000	2,130,006
01/24/2022	4.500%	1,000,000	1,086,870
07/15/2025	3.900%	10,300,000	10,919,710
10/01/2026	2.950%	1,180,000	1,161,545
Subordinated
05/01/2023	3.375%	1,000,000	1,026,213
09/10/2024	3.875%	5,440,000	5,692,857
JPMorgan Chase & Co.(a),(h)
03/01/2025	3.220%	8,030,000	8,170,292
02/01/2028	3.782%	2,540,000	2,631,216
05/01/2028	3.540%	4,500,000	4,582,692
Junior Subordinated
04/29/2049	7.900%	14,239,000	14,669,530
12/31/2049	5.300%	4,240,000	4,392,233
12/31/2049	6.100%	5,000,000	5,483,945
JPMorgan Chase Bank NA
Subordinated
10/01/2017	6.000%	2,605,000	2,614,364
JPMorgan Chase Capital XXI(a)
Junior Subordinated
3-month USD LIBOR + 0.950% 02/02/2037	2.261%	18,499,000	17,190,288
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
KeyBank NA
08/22/2019	1.600%	4,835,000	4,811,782
KeyCorp (a),(h)
Junior Subordinated
12/31/2049	5.000%	6,463,000	6,696,159
KeyCorp Capital I(a)
Junior Subordinated
3-month USD LIBOR + 0.740% 07/01/2028	2.039%	8,592,000	8,001,764
Lloyds Banking Group PLC
01/11/2022	3.000%	6,975,000	7,054,731
Subordinated
12/10/2025	4.582%	26,095,000	27,538,210
M&T Bank Corp.
07/25/2019	2.250%	3,000,000	3,021,579
M&T Bank Corp.(a),(h)
Junior Subordinated
12/31/2049	5.125%	2,413,000	2,537,101
MBNA Capital B(a)
Junior Subordinated
3-month USD LIBOR + 0.800% 02/01/2027	2.111%	512,000	483,709
Mellon Capital IV(a)
Junior Subordinated
3-month USD LIBOR + 0.565% 06/29/2049	4.000%	239,000	216,750
Merrill Lynch & Co., Inc.
11/15/2018	6.875%	2,000,000	2,118,154
Morgan Stanley
12/28/2017	5.950%	2,000,000	2,027,466
04/01/2018	6.625%	5,000,000	5,139,220
05/13/2019	7.300%	6,000,000	6,528,780
07/23/2025	4.000%	280,000	295,154
07/24/2042	6.375%	4,300,000	5,819,044
01/22/2047	4.375%	235,000	248,485
Subordinated
11/24/2025	5.000%	4,950,000	5,448,153
Morgan Stanley(a)
3-month USD LIBOR + 0.800% 02/14/2020	1.982%	16,030,000	16,106,142
3-month USD LIBOR + 0.930% 07/22/2022	2.243%	4,050,000	4,055,646
Morgan Stanley(a),(h)
07/22/2038	3.971%	4,225,000	4,268,496
Junior Subordinated
12/31/2049	5.450%	5,000,000	5,140,440
MUFG Union Bank NA
09/26/2018	2.625%	1,925,000	1,941,901
05/06/2019	2.250%	825,000	828,451

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	25

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Northern Trust Corp.(a),(h)
Junior Subordinated
05/08/2032	3.375%	2,005,000	2,030,476
NTC Capital I(a)
Junior Subordinated
3-month USD LIBOR + 0.520% 01/15/2027	1.824%	222,000	207,550
NTC Capital II(a)
Junior Subordinated
3-month USD LIBOR + 0.590% 04/15/2027	1.894%	166,000	154,499
PNC Bank NA
02/23/2018	1.500%	6,645,000	6,644,621
04/29/2021	2.150%	2,050,000	2,054,945
06/01/2025	3.250%	1,450,000	1,493,177
Regions Financial Corp.
08/14/2022	2.750%	4,840,000	4,871,639
Royal Bank of Canada
04/15/2019	1.625%	4,800,000	4,790,952
03/02/2020	2.125%	6,800,000	6,844,968
Royal Bank of Scotland Group PLC(a)
3-month USD LIBOR + 1.470% 05/15/2023	2.785%	24,333,000	24,448,509
Santander Holdings USA, Inc.(b)
03/28/2022	3.700%	6,940,000	7,081,736
Santander Issuances SAU
Subordinated
11/19/2025	5.179%	4,745,000	5,110,593
Santander UK Group Holdings PLC
08/05/2021	2.875%	3,425,000	3,452,921
Santander UK Group Holdings PLC(b)
Subordinated
09/15/2025	4.750%	5,972,000	6,237,097
09/15/2045	5.625%	2,628,000	3,035,182
State Street Corp.(a),(h)
05/15/2023	2.653%	3,870,000	3,914,548
State Street Corp.(a)
3-month USD LIBOR + 1.000% 06/15/2047	2.246%	5,735,000	5,238,607
Sumitomo Mitsui Financial Group, Inc.
07/12/2022	2.784%	3,445,000	3,479,402
SunTrust Banks, Inc.
05/01/2019	2.500%	1,770,000	1,788,298
01/31/2020	2.250%	5,980,000	6,022,021
03/03/2021	2.900%	920,000	940,490
SunTrust Capital I(a)
Junior Subordinated
3-month USD LIBOR + 0.670% 05/15/2027	1.990%	5,126,000	4,741,986
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SunTrust Capital III(a)
Junior Subordinated
3-month USD LIBOR + 0.650% 03/15/2028	1.896%	2,971,000	2,707,567
Svenska Handelsbanken AB
09/06/2019	1.500%	4,510,000	4,482,683
09/07/2021	1.875%	6,215,000	6,148,437
Synchrony Financial
07/23/2025	4.500%	2,135,000	2,243,003
Synovus Financial Corp.(a),(h)
Subordinated
12/15/2025	5.750%	5,055,000	5,401,753
U.S. Bancorp(a),(h)
Junior Subordinated
12/31/2049	5.300%	2,980,000	3,238,694
U.S. Bancorp
Subordinated
04/27/2026	3.100%	2,720,000	2,735,341
UBS Group Funding AG(a),(b),(h)
08/15/2023	2.859%	6,920,000	6,925,827
UBS Group Funding Switzerland AG(b)
03/23/2028	4.253%	2,790,000	2,963,990
UniCredit SpA(b)
04/12/2022	3.750%	3,430,000	3,518,607
Wachovia Capital Trust II(a)
Junior Subordinated
3-month USD LIBOR + 0.500% 01/15/2027	1.804%	2,019,000	1,891,367
Wells Fargo & Co.
07/22/2022	2.625%	4,820,000	4,849,590
09/09/2024	3.300%	5,590,000	5,738,264
10/23/2026	3.000%	10,280,000	10,163,836
Wells Fargo & Co.(a),(h)
05/22/2028	3.584%	7,000,000	7,155,057
Junior Subordinated
03/29/2049	7.980%	5,995,000	6,165,096
Wells Fargo Bank NA
12/06/2019	2.150%	5,060,000	5,100,374
Westpac Banking Corp.
08/19/2019	1.600%	3,220,000	3,204,615
06/28/2022	2.500%	2,830,000	2,845,166
Total			777,576,203
Brokerage/Asset Managers/Exchanges 0.1%
E*TRADE Financial Corp.
08/24/2022	2.950%	3,405,000	3,426,983
Jefferies Group LLC
07/15/2019	8.500%	2,800,000	3,107,502
01/20/2043	6.500%	600,000	685,585

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nasdaq, Inc.
01/15/2020	5.550%	600,000	648,470
NFP Corp.(b)
07/15/2025	6.875%	123,000	125,028
Stifel Financial Corp.
12/01/2020	3.500%	980,000	1,005,209
07/18/2024	4.250%	750,000	775,777
VFH Parent LLC/Orchestra Co-Issuer, Inc.(b)
06/15/2022	6.750%	40,000	41,499
Total			9,816,053
Building Materials 0.1%
Allegion PLC
09/15/2023	5.875%	210,000	224,973
American Builders & Contractors Supply Co., Inc.(b)
12/15/2023	5.750%	286,000	302,148
Beacon Roofing Supply, Inc.
10/01/2023	6.375%	367,000	388,822
CD&R Waterworks Merger Sub LLC(b)
08/15/2025	6.125%	63,000	64,241
Gibraltar Industries, Inc.
02/01/2021	6.250%	56,000	57,649
HD Supply, Inc.(b)
04/15/2024	5.750%	219,000	234,955
Standard Industries, Inc.(b)
10/15/2025	6.000%	3,360,000	3,613,865
US Concrete, Inc.
06/01/2024	6.375%	166,000	178,993
USG Corp.(b)
03/01/2025	5.500%	150,000	158,835
Total			5,224,481
Cable and Satellite 1.1%
Altice US Finance I Corp.(b)
07/15/2023	5.375%	670,000	698,777
05/15/2026	5.500%	4,046,000	4,275,914
Cablevision Systems Corp.
04/15/2018	7.750%	3,500,000	3,610,936
CCO Holdings LLC/Capital Corp.
09/30/2022	5.250%	4,050,000	4,170,147
09/01/2023	5.750%	1,000,000	1,038,740
CCO Holdings LLC/Capital Corp.(b)
05/01/2025	5.375%	307,000	320,112
02/15/2026	5.750%	125,000	132,288
05/01/2027	5.125%	758,000	781,168
05/01/2027	5.875%	648,000	687,153
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cequel Communications Holdings I LLC/Capital Corp.(b)
09/15/2020	6.375%	4,609,000	4,721,036
12/15/2021	5.125%	300,000	305,515
12/15/2021	5.125%	50,000	50,951
07/15/2025	7.750%	350,000	386,572
Charter Communications Operating LLC/Capital
07/23/2022	4.464%	2,840,000	3,004,121
10/23/2045	6.484%	5,125,000	5,903,190
Charter Communications Operating LLC/Capital(b)
02/15/2028	3.750%	807,000	788,072
Comcast Corp.
02/15/2025	3.375%	900,000	932,567
02/15/2028	3.150%	6,860,000	6,862,778
Cox Communications, Inc.(b)
08/15/2024	3.150%	4,810,000	4,799,851
08/15/2047	4.600%	2,775,000	2,814,150
COX Communications, Inc.(b)
12/15/2022	3.250%	500,000	507,449
CSC Holdings LLC
02/15/2019	8.625%	250,000	271,651
CSC Holdings LLC(b)
10/15/2025	6.625%	483,000	528,638
10/15/2025	10.875%	247,000	303,754
04/15/2027	5.500%	800,000	833,490
DISH DBS Corp.
05/01/2020	5.125%	1,400,000	1,476,307
06/01/2021	6.750%	750,000	825,263
07/15/2022	5.875%	300,000	324,287
07/01/2026	7.750%	3,681,000	4,327,100
Intelsat Jackson Holdings SA(b)
07/15/2025	9.750%	490,000	498,482
NBCUniversal Enterprise Inc.(b)
Junior Subordinated
12/31/2049	5.250%	3,667,000	3,901,450
NBCUniversal Media LLC
04/30/2020	5.150%	2,280,000	2,476,495
01/15/2023	2.875%	720,000	735,954
Radiate HoldCo LLC/Finance, Inc.(b)
02/15/2025	6.625%	90,000	89,173
Sirius XM Radio, Inc.(b)
04/15/2025	5.375%	282,000	297,936
07/15/2026	5.375%	18,000	18,893
08/01/2027	5.000%	153,000	157,154
Time Warner Cable LLC
05/01/2037	6.550%	2,015,000	2,327,242
09/01/2041	5.500%	3,255,000	3,344,822
Time Warner Cable, Inc.
02/01/2020	5.000%	1,500,000	1,591,806
09/01/2021	4.000%	1,500,000	1,561,557

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	27

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Time Warner Entertainment Co. LP
07/15/2033	8.375%	1,820,000	2,444,921
Unitymedia Hessen GmbH & Co. KG NRW(b)
01/15/2025	5.000%	458,000	481,583
UPCB Finance IV Ltd.(b)
01/15/2025	5.375%	3,450,000	3,581,207
Videotron Ltd.
07/15/2022	5.000%	2,750,000	2,950,008
Videotron Ltd.(b)
04/15/2027	5.125%	122,000	125,689
Virgin Media Finance PLC(b)
01/15/2025	5.750%	226,000	233,032
Virgin Media Secured Finance PLC(b)
01/15/2026	5.250%	473,000	492,347
Ziggo Bond Finance BV(b)
01/15/2027	6.000%	1,800,000	1,840,997
Ziggo Secured Finance BV(b)
01/15/2027	5.500%	426,000	439,273
Total			85,271,998
Chemicals 0.4%
Agrium, Inc.
01/15/2045	5.250%	1,400,000	1,604,011
Albemarle Corp.
12/01/2024	4.150%	535,000	569,585
12/01/2044	5.450%	545,000	649,269
Angus Chemical Co.(b)
02/15/2023	8.750%	223,000	227,830
Atotech USA, Inc.(b)
02/01/2025	6.250%	291,000	297,912
Axalta Coating Systems LLC(b)
08/15/2024	4.875%	1,168,000	1,193,798
Celanese U.S. Holdings LLC
11/15/2022	4.625%	100,000	108,856
CF Industries, Inc.
03/15/2044	5.375%	1,350,000	1,229,245
Chemours Co. (The)
05/15/2023	6.625%	270,000	287,293
05/15/2027	5.375%	46,000	47,935
Dow Chemical Co. (The)
05/15/2019	8.550%	500,000	554,988
11/15/2041	5.250%	3,280,000	3,766,148
Eastman Chemical Co.
03/15/2025	3.800%	1,700,000	1,763,835
10/15/2044	4.650%	2,511,000	2,665,283
Eco Services Operations LLC/Finance Corp.(b)
11/01/2022	8.500%	212,000	222,423
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Incitec Pivot Finance LLC(b)
12/10/2019	6.000%	1,000,000	1,073,891
INEOS Group Holdings SA(b)
08/01/2024	5.625%	167,000	172,032
Koppers, Inc.(b)
02/15/2025	6.000%	196,000	207,951
LYB International Finance BV
03/15/2044	4.875%	460,000	499,157
LyondellBasell Industries NV
02/26/2055	4.625%	5,741,000	5,772,885
Mosaic Co. (The)
11/15/2043	5.625%	985,000	1,024,599
PQ Corp.(b)
11/15/2022	6.750%	323,000	349,521
Sherwin-Williams Co. (The)
06/01/2027	3.450%	755,000	766,120
SPCM SA(b)
09/15/2025	4.875%	95,000	97,681
Venator Finance SARL/Materials LLC(b)
07/15/2025	5.750%	28,000	28,633
WR Grace & Co.(b)
10/01/2021	5.125%	2,000,000	2,170,272
Total			27,351,153
Construction Machinery 0.2%
Ashtead Capital, Inc.(b)
08/15/2027	4.375%	200,000	204,038
Caterpillar Financial Services Corp.
10/01/2021	1.931%	6,180,000	6,135,195
H&E Equipment Services, Inc.(b)
09/01/2025	5.625%	55,000	56,777
Ritchie Bros. Auctioneers, Inc.(b)
01/15/2025	5.375%	167,000	172,883
United Rentals North America, Inc.
07/15/2023	4.625%	175,000	182,965
07/15/2025	5.500%	5,300,000	5,669,898
09/15/2026	5.875%	215,000	234,267
05/15/2027	5.500%	278,000	294,671
01/15/2028	4.875%	41,000	41,355
Total			12,992,049
Consumer Cyclical Services 0.4%
Alibaba Group Holding Ltd.
11/28/2019	2.500%	6,130,000	6,191,521

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Amazon.com, Inc.(b)
02/22/2023	2.400%	4,825,000	4,849,332
08/22/2024	2.800%	2,000,000	2,029,320
08/22/2027	3.150%	2,875,000	2,926,632
08/22/2037	3.875%	4,640,000	4,784,666
APX Group, Inc.
12/01/2020	8.750%	129,000	132,760
12/01/2022	7.875%	371,000	403,051
APX Group, Inc.(b)
09/01/2023	7.625%	247,000	250,308
Interval Acquisition Corp.
04/15/2023	5.625%	197,000	203,591
Priceline Group, Inc. (The)
03/15/2023	2.750%	2,140,000	2,151,740
Western Union Co. (The)(a)
3-month USD LIBOR + 0.800% 05/22/2019	2.115%	5,000,000	5,000,230
Western Union Co. (The)
03/15/2022	3.600%	4,640,000	4,739,913
Total			33,663,064
Consumer Products 0.2%
Central Garden & Pet Co.
11/15/2023	6.125%	900,000	961,240
Church & Dwight Co., Inc.
08/01/2022	2.450%	740,000	741,148
First Quality Finance Co., Inc.(b)
07/01/2025	5.000%	690,000	702,514
Newell, Inc.
04/01/2026	4.200%	4,150,000	4,425,178
Prestige Brands, Inc.(b)
03/01/2024	6.375%	328,000	351,106
Procter & Gamble Co. (The)
08/11/2027	2.850%	6,910,000	7,007,459
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	52,000	55,830
12/15/2026	5.250%	235,000	247,168
Spectrum Brands, Inc.
12/15/2024	6.125%	175,000	187,449
07/15/2025	5.750%	277,000	295,032
Springs Industries, Inc.
06/01/2021	6.250%	3,074,000	3,168,993
Tempur Sealy International, Inc.
10/15/2023	5.625%	79,000	82,302
Valvoline, Inc.(b)
08/15/2025	4.375%	1,022,000	1,032,850
Total			19,258,269
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Diversified Manufacturing 0.7%
EnerSys (b)
04/30/2023	5.000%	200,000	205,883
Fortive Corp.
06/15/2026	3.150%	1,125,000	1,136,793
General Electric Co.
01/08/2020	5.500%	1,432,000	1,554,645
10/17/2021	4.650%	487,000	537,265
09/07/2022	3.150%	337,000	352,200
01/09/2023	3.100%	1,146,000	1,198,484
01/14/2038	5.875%	1,196,000	1,560,513
General Electric Co.(a)
3-month USD LIBOR + 0.480% 08/15/2036	1.662%	5,380,000	4,811,372
General Electric Co.(a),(h)
Junior Subordinated
12/31/2049	5.000%	26,611,000	28,078,597
Johnson Controls International PLC
07/02/2064	4.950%	1,530,000	1,661,597
Siemens Financieringsmaatschappij NV(b)
09/15/2023	2.000%	2,645,000	2,574,667
10/15/2026	2.350%	700,000	667,769
SPX FLOW, Inc.(b)
08/15/2024	5.625%	98,000	101,904
United Technologies Corp.
05/04/2024	2.800%	5,525,000	5,562,769
Valmont Industries, Inc.
10/01/2054	5.250%	2,050,000	2,018,186
Zekelman Industries, Inc.(b)
06/15/2023	9.875%	129,000	144,725
Total			52,167,369
Electric 2.6%
AEP Texas Central Co.(b)
10/01/2025	3.850%	880,000	927,670
AEP Texas Central Co.
02/15/2033	6.650%	1,730,000	2,211,705
AES Corp.
09/01/2027	5.125%	158,000	160,629
AES Gener SA(b)
07/14/2025	5.000%	200,000	204,134
Ameren Corp.
02/15/2026	3.650%	590,000	613,406
American Electric Power Co., Inc.
12/15/2022	2.950%	750,000	769,949
Berkshire Hathaway Energy Co.
02/01/2025	3.500%	1,075,000	1,119,296

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	29

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Calpine Corp.(b)
01/15/2024	5.875%	75,000	77,016
Calpine Corp.
01/15/2025	5.750%	5,708,000	5,251,971
Cleveland Electric Illuminating Co. (The)
12/15/2036	5.950%	1,839,000	2,293,788
Commonwealth Edison Co.
08/15/2047	3.750%	3,425,000	3,467,371
Consolidated Edison Co. of New York, Inc.
04/01/2018	5.850%	3,000,000	3,071,493
06/15/2046	3.850%	3,160,000	3,244,363
06/15/2047	3.875%	3,945,000	4,089,545
Dominion Energy, Inc.
08/15/2026	2.850%	750,000	728,945
Dominion Energy, Inc.(a),(h)
Junior Subordinated
07/01/2019	2.962%	845,000	858,631
DPL, Inc.
10/15/2021	7.250%	2,875,000	3,117,423
DTE Energy Co.
10/01/2026	2.850%	9,890,000	9,609,134
Duke Energy Corp.
09/01/2026	2.650%	4,710,000	4,554,782
08/15/2027	3.150%	2,735,000	2,745,666
Duke Energy Progress LLC
03/30/2044	4.375%	960,000	1,067,337
10/15/2046	3.700%	2,600,000	2,627,331
Duke Energy Progress, Inc.
08/15/2045	4.200%	1,780,000	1,946,902
Duquesne Light Holdings, Inc.(b)
09/15/2020	6.400%	5,000,000	5,591,895
Dynegy, Inc.
11/01/2022	7.375%	5,700,000	5,896,154
11/01/2024	7.625%	525,000	541,620
Dynegy, Inc.(b)
01/30/2026	8.125%	40,000	41,238
E.ON International Finance BV(b)
04/30/2038	6.650%	1,475,000	1,924,373
EDP Finance BV(b)
07/15/2024	3.625%	3,355,000	3,402,128
Emera US Finance LP
06/15/2026	3.550%	1,160,000	1,181,776
Emera, Inc.(a),(h)
Subordinated
06/15/2076	6.750%	7,235,000	8,262,862
Enel Americas SA
10/25/2026	4.000%	375,000	381,159
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Enel Finance International NV(b)
05/25/2047	4.750%	2,465,000	2,643,690
Entergy Mississippi, Inc.
07/01/2023	3.100%	2,000,000	2,065,406
Exelon Corp.
06/15/2025	3.950%	1,300,000	1,371,860
04/15/2046	4.450%	1,050,000	1,112,142
Exelon Generation Co. LLC
10/01/2041	5.750%	2,000,000	2,104,638
FirstEnergy Transmission LLC(b)
07/15/2044	5.450%	1,000,000	1,186,061
Fortis, Inc.
10/04/2021	2.100%	3,215,000	3,173,993
Gulf Power Co.
10/01/2044	4.550%	1,350,000	1,420,648
IPALCO Enterprises, Inc.
05/01/2018	5.000%	3,130,000	3,186,503
ITC Holdings Corp.
06/15/2024	3.650%	3,810,000	3,945,682
Jersey Central Power & Light Co.
06/15/2018	4.800%	2,000,000	2,036,186
06/01/2037	6.150%	665,000	799,514
Jersey Central Power & Light Co.(b)
04/01/2024	4.700%	2,000,000	2,193,456
Kansas City Power & Light Co.
08/15/2025	3.650%	665,000	679,506
Metropolitan Edison Co.
01/15/2019	7.700%	2,115,000	2,269,095
MidAmerican Energy Co.
05/01/2046	4.250%	3,433,000	3,753,162
National Rural Utilities Cooperative Finance Corp.
11/01/2018	10.375%	2,500,000	2,745,997
02/07/2024	2.950%	7,535,000	7,692,956
National Rural Utilities Cooperative Finance Corp.(a),(h)
Subordinated
04/20/2046	5.250%	1,750,000	1,874,115
NextEra Energy Capital Holdings, Inc.
09/01/2018	1.649%	6,440,000	6,436,039
06/15/2023	3.625%	3,000,000	3,132,846
NextEra Energy Capital Holdings, Inc.(a),(h)
Junior Subordinated
09/01/2067	4.664%	4,480,000	4,483,324
NRG Energy, Inc.
03/15/2023	6.625%	5,309,000	5,494,980
05/01/2024	6.250%	227,000	235,478
05/15/2026	7.250%	210,000	225,936

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRG Yield Operating LLC
08/15/2024	5.375%	426,000	445,430
09/15/2026	5.000%	84,000	85,942
Oncor Electric Delivery Co. LLC
09/30/2040	5.250%	4,000,000	4,884,800
Pacific Gas & Electric Co.
03/01/2034	6.050%	235,000	306,295
12/01/2046	4.000%	3,340,000	3,519,041
Pattern Energy Group, Inc.(b)
02/01/2024	5.875%	284,000	297,198
PPL Capital Funding, Inc.
06/15/2022	4.200%	603,000	650,076
03/15/2024	3.950%	1,200,000	1,269,878
PSEG Power LLC
11/15/2018	2.450%	840,000	846,008
Public Service Co. of Oklahoma
02/01/2021	4.400%	3,500,000	3,722,523
San Diego Gas & Electric Co.
05/15/2026	2.500%	585,000	573,932
Southern Co. (The)
07/01/2026	3.250%	8,166,000	8,138,383
07/01/2036	4.250%	745,000	774,918
Southwestern Electric Power Co.
10/01/2026	2.750%	6,450,000	6,312,196
Southwestern Public Service Co.
08/15/2047	3.700%	3,420,000	3,463,533
Toledo Edison Co. (The)
05/15/2037	6.150%	1,706,000	2,153,608
Tucson Electric Power Co.
03/15/2023	3.850%	3,100,000	3,112,834
Virginia Electric & Power Co.
06/30/2019	5.000%	1,280,000	1,351,738
WEC Energy Group, Inc.
06/15/2025	3.550%	1,100,000	1,145,661
Xcel Energy, Inc.
06/01/2025	3.300%	2,535,000	2,600,383
Total			193,899,282
Finance Companies 0.5%
Aircastle Ltd.
02/15/2022	5.500%	5,414,000	5,899,885
Ares Capital Corp.
02/10/2023	3.500%	4,830,000	4,817,790
CIT Group, Inc.
08/01/2023	5.000%	325,000	353,287
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	5,522,000	5,584,034
11/15/2025	3.373%	2,980,000	3,106,853
11/15/2035	4.418%	5,630,000	6,137,815
HSBC Finance Corp.
Subordinated
01/15/2021	6.676%	6,916,000	7,863,153
iStar, Inc.
04/01/2022	6.000%	105,000	107,926
Navient Corp.
07/26/2021	6.625%	128,000	136,544
01/25/2022	7.250%	61,000	66,582
06/15/2022	6.500%	279,000	294,694
01/25/2023	5.500%	50,000	50,515
10/25/2024	5.875%	350,000	353,957
OneMain Financial Holdings LLC(b)
12/15/2021	7.250%	416,000	435,534
Park Aerospace Holdings Ltd.(b)
08/15/2022	5.250%	85,000	88,514
Provident Funding Associates LP/Finance Corp.(b)
06/15/2025	6.375%	93,000	96,496
Quicken Loans, Inc.(b)
05/01/2025	5.750%	302,000	315,655
Total			35,709,234
Food and Beverage 0.7%
Acosta, Inc.(b)
10/01/2022	7.750%	750,000	563,631
Anheuser-Busch InBev Finance, Inc.
02/01/2023	3.300%	8,745,000	9,083,475
02/01/2026	3.650%	4,990,000	5,193,282
02/01/2046	4.900%	7,970,000	9,055,602
Aramark Services, Inc.
06/01/2026	4.750%	562,000	588,733
B&G Foods, Inc.
04/01/2025	5.250%	84,000	86,165
Central America Botling Corp.(b)
01/31/2027	5.750%	1,600,000	1,691,982
Chobani LLC/Finance Corp., Inc.(b)
04/15/2025	7.500%	181,000	197,332
Dr. Pepper Snapple Group, Inc.(b)
06/15/2027	3.430%	1,460,000	1,491,136
DS Services of America, Inc.(b)
09/01/2021	10.000%	1,072,000	1,133,651
FAGE International SA/USA Dairy Industry, Inc.(b)
08/15/2026	5.625%	227,000	231,884
JBS USA LUX SA/Finance, Inc.(b)
06/15/2025	5.750%	100,000	100,723

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	31

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kraft Heinz Foods Co.(a)
3-month USD LIBOR + 0.570% 02/10/2021	1.879%	6,910,000	6,921,629
Kraft Heinz Foods Co.
07/15/2025	3.950%	4,000,000	4,140,848
06/01/2026	3.000%	5,840,000	5,632,744
Lamb Weston Holdings, Inc.(b)
11/01/2024	4.625%	899,000	930,088
11/01/2026	4.875%	201,000	208,519
McCormick & Co., Inc.
08/15/2022	2.700%	2,420,000	2,443,215
08/15/2047	4.200%	1,315,000	1,367,286
Mead Johnson Nutrition Co.
11/15/2025	4.125%	640,000	697,885
PepsiCo, Inc.
04/30/2025	2.750%	1,300,000	1,314,776
Pinnacle Foods Finance LLC/Corp.
01/15/2024	5.875%	25,000	26,660
Post Holdings, Inc.(b)
08/15/2026	5.000%	422,000	422,212
03/01/2027	5.750%	309,000	321,218
Smithfield Foods, Inc.(b)
02/01/2022	3.350%	1,110,000	1,125,538
Tyson Foods, Inc.(a)
3-month USD LIBOR + 0.450% 08/21/2020	1.765%	2,015,000	2,017,245
Tyson Foods, Inc.
08/15/2044	5.150%	200,000	229,023
Total			57,216,482
Gaming 0.2%
Boyd Gaming Corp.
05/15/2023	6.875%	439,000	472,613
Churchill Downs, Inc.
12/15/2021	5.375%	1,070,000	1,107,113
Eldorado Resorts, Inc.
04/01/2025	6.000%	66,000	69,933
GLP Capital LP/Financing II, Inc.
11/01/2023	5.375%	125,000	135,729
04/15/2026	5.375%	1,042,000	1,131,722
International Game Technology PLC(b)
02/15/2022	6.250%	364,000	401,237
02/15/2025	6.500%	54,000	60,562
Jack Ohio Finance LLC/1 Corp.(b)
11/15/2021	6.750%	165,000	171,956
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	213,000	231,181
09/01/2026	4.500%	1,915,000	1,942,080
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MGM Resorts International
03/15/2023	6.000%	4,228,000	4,669,023
09/01/2026	4.625%	397,000	404,284
Penn National Gaming, Inc.(b)
01/15/2027	5.625%	128,000	132,960
Pinnacle Entertainment, Inc.
05/01/2024	5.625%	3,075,000	3,161,260
Rivers Pittsburgh Borrower LP/Finance Corp.(b)
08/15/2021	6.125%	101,000	102,464
Scientific Games International, Inc.(b)
01/01/2022	7.000%	271,000	288,931
Scientific Games International, Inc.
12/01/2022	10.000%	262,000	290,657
Studio City Co., Ltd.(b)
11/30/2021	7.250%	600,000	644,753
Tunica-Biloxi Gaming Authority(b),(i)
11/15/2016	0.000%	99,000	37,620
Wynn Las Vegas LLC/Capital Corp.(b)
05/15/2027	5.250%	90,000	90,830
Total			15,546,908
Health Care 1.2%
Abbott Laboratories
11/30/2021	2.900%	3,450,000	3,509,530
Acadia Healthcare Co., Inc.
03/01/2024	6.500%	322,000	346,760
Amsurg Corp.
07/15/2022	5.625%	282,000	294,884
Barnabas Health, Inc.
07/01/2028	4.000%	4,000,000	3,952,560
Baxter International, Inc.
08/15/2026	2.600%	2,385,000	2,311,978
Becton Dickinson and Co.(a)
3-month USD LIBOR + 1.030% 06/06/2022	2.253%	3,933,000	3,949,070
Becton Dickinson and Co.
12/15/2024	3.734%	158,000	163,260
05/15/2044	4.875%	1,945,000	2,044,757
12/15/2044	4.685%	320,000	336,473
Change Healthcare Holdings LLC/Finance, Inc.(b)
03/01/2025	5.750%	168,000	172,817
CHS/Community Health Systems, Inc.
07/15/2020	7.125%	4,300,000	4,048,648
08/01/2021	5.125%	225,000	225,027
02/01/2022	6.875%	1,015,000	842,242
03/31/2023	6.250%	338,000	340,851

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DaVita, Inc.
08/15/2022	5.750%	150,000	154,850
07/15/2024	5.125%	725,000	738,918
05/01/2025	5.000%	417,000	423,113
Duke University Health System, Inc.
06/01/2047	3.920%	875,000	914,365
Express Scripts Holding Co.
06/15/2024	3.500%	3,160,000	3,241,797
03/01/2027	3.400%	2,190,000	2,179,262
07/15/2046	4.800%	3,934,000	4,137,038
Fresenius Medical Care U.S. Finance II, Inc.(b)
07/31/2019	5.625%	3,000,000	3,186,990
HCA, Inc.
02/15/2020	6.500%	2,700,000	2,938,804
02/15/2022	7.500%	225,000	259,545
02/01/2025	5.375%	5,175,000	5,461,152
04/15/2025	5.250%	1,088,000	1,173,146
Hill-Rom Holdings, Inc.(b)
02/15/2025	5.000%	165,000	168,732
Kaiser Foundation Hospitals
05/01/2047	4.150%	2,000,000	2,160,140
Laboratory Corp. of America Holdings
09/01/2024	3.250%	3,455,000	3,496,622
Mayo Clinic
11/15/2052	4.128%	750,000	796,382
MEDNAX, Inc.(b)
12/01/2023	5.250%	193,000	200,843
Memorial Sloan-Kettering Cancer Center
07/01/2052	4.125%	4,630,000	4,841,781
MPH Acquisition Holdings LLC(b)
06/01/2024	7.125%	320,000	344,103
New York and Presbyterian Hospital (The)
08/01/2116	4.763%	1,050,000	1,103,327
Northwell Healthcare, Inc.
11/01/2042	4.800%	6,365,000	6,976,065
NYU Hospitals Center
07/01/2042	4.428%	4,000,000	4,290,940
07/01/2043	5.750%	705,000	902,080
PAREXEL International Corp.(b)
09/01/2025	6.375%	49,000	48,981
Quest Diagnostics, Inc.
06/01/2026	3.450%	3,255,000	3,333,930
Quintiles IMS, Inc.(b)
05/15/2023	4.875%	530,000	551,045
10/15/2026	5.000%	335,000	350,804
SP Finco LLC(b)
07/01/2025	6.750%	116,000	109,232
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sterigenics-Nordion Holdings LLC(b)
05/15/2023	6.500%	281,000	290,259
Sutter Health
08/15/2053	2.286%	2,300,000	2,310,495
Team Health Holdings, Inc.(b)
02/01/2025	6.375%	146,000	140,848
Tenet Healthcare Corp.
02/01/2020	6.750%	2,800,000	2,922,413
04/01/2021	4.500%	715,000	729,790
10/01/2021	4.375%	25,000	25,439
04/01/2022	8.125%	629,000	660,163
06/15/2023	6.750%	375,000	372,726
Tenet Healthcare Corp.(b)
01/01/2022	7.500%	14,000	15,118
07/15/2024	4.625%	635,000	635,919
05/01/2025	5.125%	142,000	142,822
08/01/2025	7.000%	131,000	128,491
Texas Health Resources
11/15/2055	4.330%	700,000	760,360
Thermo Fisher Scientific, Inc.
08/15/2027	3.200%	4,835,000	4,837,659
Zimmer Biomet Holdings, Inc.
04/01/2025	3.550%	985,000	1,000,893
Total			91,996,239
Healthcare Insurance 0.3%
Aetna, Inc.
08/15/2047	3.875%	3,420,000	3,494,399
Anthem, Inc.
01/15/2043	4.650%	3,250,000	3,570,336
Centene Corp.
05/15/2022	4.750%	1,875,000	1,965,765
02/15/2024	6.125%	171,000	184,058
01/15/2025	4.750%	1,269,000	1,322,077
Humana, Inc.
03/15/2027	3.950%	625,000	662,448
Molina Healthcare, Inc.
11/15/2022	5.375%	232,000	242,583
Molina Healthcare, Inc.(b)
06/15/2025	4.875%	450,000	441,835
UnitedHealth Group, Inc.
11/15/2017	6.000%	2,383,000	2,403,072
07/15/2025	3.750%	1,295,000	1,378,561
07/15/2045	4.750%	2,460,000	2,866,072
04/15/2047	4.250%	3,920,000	4,256,124
WellCare Health Plans, Inc.
04/01/2025	5.250%	774,000	810,235
Total			23,597,565

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	33

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare REIT 0.4%
Alexandria Real Estate Equities, Inc.
06/15/2023	3.900%	8,000,000	8,395,792
HCP, Inc.
11/15/2023	4.250%	4,896,000	5,241,785
08/15/2024	3.875%	782,000	814,416
Healthcare Realty Trust, Inc.
05/01/2025	3.875%	550,000	560,024
Healthcare Trust of America Holdings LP
07/15/2021	3.375%	3,455,000	3,560,581
Omega Healthcare Investors, Inc.
01/15/2028	4.750%	3,440,000	3,505,353
Ventas Realty LP/Capital Corp.
04/01/2020	2.700%	3,000,000	3,036,357
Welltower, Inc.
04/01/2019	4.125%	2,000,000	2,058,868
Total			27,173,176
Home Construction 0.3%
CalAtlantic Group, Inc.
11/15/2024	5.875%	270,000	293,095
06/01/2026	5.250%	2,323,000	2,397,645
Lennar Corp.
12/15/2017	4.750%	1,225,000	1,226,208
04/30/2024	4.500%	160,000	165,262
Meritage Homes Corp.
04/01/2022	7.000%	254,000	288,181
PulteGroup, Inc.
03/01/2026	5.500%	1,700,000	1,833,550
01/15/2027	5.000%	1,425,000	1,471,177
Taylor Morrison Communities, Inc./Holdings II(b)
04/15/2023	5.875%	121,000	128,334
Toll Brothers Finance Corp.
10/15/2017	8.910%	8,108,000	8,172,269
William Lyon Homes, Inc.
04/15/2019	5.750%	4,000,000	4,048,572
Total			20,024,293
Independent Energy 0.5%
Afren PLC(b),(i)
12/09/2020	0.000%	195,167	25
Anadarko Petroleum Corp.
07/15/2024	3.450%	2,100,000	2,084,437
Antero Resources Corp.
03/01/2025	5.000%	550,000	543,971
Apache Corp.
01/15/2023	2.625%	1,500,000	1,474,095
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
California Resources Corp.
11/15/2024	6.000%	40,000	16,200
Callon Petroleum Co.
10/01/2024	6.125%	76,000	77,329
10/01/2024	6.125%	41,000	42,279
Canadian Natural Resources Ltd.
06/01/2027	3.850%	2,630,000	2,632,343
06/30/2033	6.450%	730,000	853,217
06/01/2047	4.950%	1,880,000	1,937,015
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	185,000	179,647
Conoco Funding Co.
10/15/2031	7.250%	2,000,000	2,715,892
ConocoPhillips Co.
03/15/2026	4.950%	8,525,000	9,583,993
Continental Resources, Inc.
04/15/2023	4.500%	405,000	401,417
06/01/2024	3.800%	1,672,000	1,560,394
CrownRock LP/Finance, Inc.(b)
02/15/2023	7.750%	398,000	420,902
Devon Energy Corp.
07/15/2041	5.600%	2,500,000	2,657,752
06/15/2045	5.000%	1,125,000	1,141,672
Diamondback Energy, Inc.
11/01/2024	4.750%	639,000	641,584
05/31/2025	5.375%	416,000	428,029
EOG Resources, Inc.
03/15/2023	2.625%	1,195,000	1,197,639
Extraction Oil & Gas, Inc.(b)
05/15/2024	7.375%	99,000	99,495
Extraction Oil & Gas, Inc./Finance Corp.(b)
07/15/2021	7.875%	123,000	126,909
Gulfport Energy Corp.(b)
05/15/2025	6.375%	175,000	172,226
Halcon Resources Corp.(b)
02/15/2025	6.750%	70,000	70,440
Hess Corp.
03/15/2033	7.125%	1,161,000	1,310,048
02/15/2041	5.600%	753,000	734,007
04/01/2047	5.800%	1,521,000	1,518,434
Laredo Petroleum, Inc.
03/15/2023	6.250%	421,000	430,304
Noble Energy, Inc.
11/15/2024	3.900%	1,000,000	1,026,613
Occidental Petroleum Corp.
02/15/2027	3.000%	705,000	699,670

The accompanying Notes to Financial Statements are an integral part of this statement.
34	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Parsley Energy LLC/Finance Corp.(b)
01/15/2025	5.375%	233,000	233,910
08/15/2025	5.250%	328,000	328,128
PDC Energy, Inc.(b)
09/15/2024	6.125%	262,000	268,754
QEP Resources, Inc.
10/01/2022	5.375%	187,000	181,690
05/01/2023	5.250%	188,000	179,628
Range Resources Corp.
05/15/2025	4.875%	350,000	335,012
Rice Energy, Inc.
05/01/2022	6.250%	325,000	338,189
05/01/2023	7.250%	50,000	53,248
RSP Permian, Inc.
10/01/2022	6.625%	225,000	234,120
RSP Permian, Inc.(b)
01/15/2025	5.250%	571,000	573,440
SM Energy Co.
09/15/2026	6.750%	344,000	324,697
WPX Energy, Inc.
01/15/2022	6.000%	429,000	441,301
09/15/2024	5.250%	78,000	76,645
Total			40,346,740
Integrated Energy 0.4%
BP Capital Markets PLC
05/03/2019	1.676%	2,905,000	2,905,279
05/06/2022	3.245%	1,875,000	1,951,251
05/10/2023	2.750%	1,500,000	1,510,003
Cenovus Energy, Inc.(b)
04/15/2027	4.250%	5,400,000	5,226,563
06/15/2047	5.400%	1,335,000	1,262,939
Cenovus Energy, Inc.
11/15/2039	6.750%	8,330,000	8,996,933
Chevron Corp.
06/24/2023	3.191%	700,000	731,757
05/16/2026	2.954%	2,490,000	2,515,699
Husky Energy, Inc.
04/15/2022	3.950%	3,000,000	3,148,263
Total			28,248,687
Leisure 0.1%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millenium Operations LLC(b)
04/15/2027	5.375%	124,000	130,227
Cinemark USA, Inc.
06/01/2023	4.875%	3,500,000	3,497,480
Live Nation Entertainment, Inc.(b)
11/01/2024	4.875%	85,000	86,732
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LTF Merger Sub, Inc.(b)
06/15/2023	8.500%	77,000	81,748
Viking Cruises Ltd.(b)
10/15/2022	8.500%	1,600,000	1,672,117
Total			5,468,304
Life Insurance 1.1%
AIG Global Funding(b)
07/02/2020	2.150%	590,000	591,618
American International Group, Inc.
02/15/2024	4.125%	1,600,000	1,712,984
Athene Global Funding(b)
04/20/2020	2.750%	4,465,000	4,511,516
Brighthouse Financial, Inc.(b)
06/22/2027	3.700%	2,775,000	2,745,982
06/22/2047	4.700%	7,805,000	7,672,393
Genworth Holdings, Inc.
05/22/2018	6.515%	2,105,000	2,132,312
Guardian Life Global Funding(b)
04/26/2021	2.000%	4,600,000	4,562,754
Guardian Life Insurance Co. of America (The)(b)
Subordinated
06/19/2064	4.875%	1,530,000	1,716,250
Jackson National Life Global Funding(b)
01/30/2020	2.200%	6,085,000	6,111,044
Lincoln National Corp.
06/15/2040	7.000%	930,000	1,263,234
Massachusetts Mutual Life Insurance Co.(b)
Subordinated
04/15/2065	4.500%	955,000	998,662
MetLife Global Funding I(b)
09/13/2019	1.550%	6,440,000	6,403,002
MetLife, Inc.
08/15/2018	6.817%	3,000,000	3,144,243
MetLife, Inc.(a),(b),(h)
Junior Subordinated
04/08/2068	9.250%	4,237,000	6,294,695
Northwestern Mutual Life Insurance Co. (The)(b)
Subordinated
03/30/2040	6.063%	1,250,000	1,642,690
Nuveen Finance LLC(b)
11/01/2024	4.125%	1,050,000	1,114,960
Peachtree Corners Funding Trust(b)
02/15/2025	3.976%	2,150,000	2,215,270
Pricoa Global Funding I(b)
05/16/2019	2.200%	4,850,000	4,882,330
09/13/2019	1.450%	3,750,000	3,716,014

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	35

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Principal Financial Group, Inc.
09/15/2022	3.300%	1,510,000	1,566,208
05/15/2023	3.125%	667,000	684,072
Prudential Financial, Inc.
12/01/2017	6.000%	42,000	42,451
Teachers Insurance & Annuity Association of America(b)
Subordinated
09/15/2044	4.900%	4,077,000	4,634,660
05/15/2047	4.270%	4,455,000	4,649,487
Unum Group
05/15/2021	3.000%	1,250,000	1,270,265
Voya Financial, Inc.
07/15/2024	3.125%	2,245,000	2,239,989
06/15/2026	3.650%	2,497,000	2,534,128
06/15/2046	4.800%	1,075,000	1,155,540
Total			82,208,753
Lodging 0.1%
Hilton Domestic Operating Co., Inc.
09/01/2024	4.250%	299,000	305,040
Marriott International, Inc.
06/15/2026	3.125%	4,235,000	4,239,989
Playa Resorts Holding BV(b)
08/15/2020	8.000%	209,000	218,058
RHP Hotel Properties LP/Finance Corp.
04/15/2023	5.000%	2,400,000	2,477,464
Total			7,240,551
Media and Entertainment 0.5%
21st Century Fox America, Inc.
08/15/2020	5.650%	1,760,000	1,933,145
03/15/2033	6.550%	1,000,000	1,276,222
01/09/2038	6.750%	220,000	289,235
Activision Blizzard, Inc.
09/15/2021	2.300%	795,000	792,774
AMC Networks, Inc.
04/01/2024	5.000%	2,636,000	2,720,025
Clear Channel Worldwide Holdings, Inc.
11/15/2022	6.500%	625,000	645,550
Electronic Arts, Inc.
03/01/2021	3.700%	2,000,000	2,092,834
Grupo Televisa SAB
05/15/2018	6.000%	200,000	205,871
05/13/2045	5.000%	2,100,000	2,135,641
Lamar Media Corp.
02/01/2026	5.750%	50,000	53,858
Lin Television Corp.
11/15/2022	5.875%	300,000	309,965
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Match Group, Inc.
06/01/2024	6.375%	265,000	288,264
MDC Partners, Inc.(b)
05/01/2024	6.500%	164,000	163,780
Netflix, Inc.(b)
11/15/2026	4.375%	568,000	553,828
Nielsen Finance Co. SARL (The)(b)
10/01/2021	5.500%	75,000	77,341
Nielsen Finance LLC/Co.(b)
04/15/2022	5.000%	3,350,000	3,475,156
Nielsen Luxembourg SARL(b)
02/01/2025	5.000%	289,000	297,841
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	328,000	341,779
Scripps Networks Interactive, Inc.
06/15/2022	3.500%	3,739,000	3,821,692
Sinclair Television Group, Inc.
10/01/2022	6.125%	75,000	77,212
Sinclair Television Group, Inc.(b)
08/01/2024	5.625%	550,000	561,854
TEGNA, Inc.
10/15/2023	6.375%	325,000	345,995
Time Warner, Inc.
03/29/2021	4.750%	1,700,000	1,838,132
02/15/2027	3.800%	735,000	739,359
03/29/2041	6.250%	2,280,000	2,731,128
Univision Communications, Inc.(b)
02/15/2025	5.125%	116,000	116,426
Viacom, Inc.
09/01/2023	4.250%	2,410,000	2,491,506
04/30/2036	6.875%	3,800,000	4,287,343
Total			34,663,756
Metals and Mining 0.3%
ArcelorMittal (a),(h)
03/01/2041	7.250%	730,000	846,321
Barrick Gold Corp.
05/01/2023	4.100%	6,300,000	6,929,156
Barrick North America Finance LLC
05/30/2021	4.400%	925,000	1,000,285
BHP Billiton Finance USA Ltd.(a),(b),(h)
Junior Subordinated
10/19/2075	6.750%	3,415,000	3,977,126
Big River Steel LLC/Finance Corp.(b)
09/01/2025	7.250%	125,000	130,752
Constellium NV(b)
05/15/2024	5.750%	456,000	464,151

The accompanying Notes to Financial Statements are an integral part of this statement.
36	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freeport-McMoRan, Inc.
11/14/2017	2.300%	1,500,000	1,499,001
03/15/2023	3.875%	543,000	536,614
11/14/2024	4.550%	216,000	215,830
11/14/2034	5.400%	300,000	288,955
Gerdau Holdings, Inc.(b)
01/20/2020	7.000%	150,000	161,547
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(b)
12/15/2023	7.375%	186,000	200,512
HudBay Minerals, Inc.(b)
01/15/2025	7.625%	243,000	267,530
Novelis Corp.(b)
09/30/2026	5.875%	419,000	435,375
Southern Copper Corp.
11/08/2022	3.500%	130,000	134,452
04/23/2025	3.875%	600,000	624,320
11/08/2042	5.250%	1,400,000	1,478,116
04/23/2045	5.875%	1,663,000	1,886,486
Teck Resources Ltd.
07/15/2041	6.250%	514,000	565,273
Vale Overseas Ltd.
01/11/2022	4.375%	113,000	119,189
08/10/2026	6.250%	416,000	473,247
11/10/2039	6.875%	80,000	91,502
Vale SA
09/11/2042	5.625%	50,000	51,005
Volcan Cia Minera SAA(b)
02/02/2022	5.375%	100,000	104,470
Total			22,481,215
Midstream 1.4%
Andeavor Logistics LP/Tesoro Finance Corp.
10/01/2020	5.875%	198,000	201,441
05/01/2024	6.375%	143,000	154,975
01/15/2025	5.250%	406,000	430,953
Cheniere Corpus Christi Holdings LLC(b)
06/30/2027	5.125%	313,000	323,506
Colorado Interstate Gas Co. LLC/Issuing Corp.(b)
08/15/2026	4.150%	2,290,000	2,301,159
Crestwood Midstream Partners LP/Finance Corp.
04/01/2023	6.250%	50,000	51,526
Delek Logistics Partners LP(b)
05/15/2025	6.750%	115,000	115,850
El Paso LLC
01/15/2032	7.750%	975,000	1,254,691
Enbridge Energy Partners LP
10/15/2025	5.875%	1,000,000	1,148,258
Enbridge, Inc.
06/10/2024	3.500%	1,182,000	1,201,716
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Enbridge, Inc.(a),(h)
Subordinated
07/15/2077	5.500%	7,351,000	7,396,363
Energy Transfer Equity LP
01/15/2024	5.875%	575,000	620,005
06/01/2027	5.500%	548,000	584,201
Energy Transfer Partners LP
02/01/2024	4.900%	3,645,000	3,912,795
10/01/2043	5.950%	350,000	370,080
Enterprise Products Operating LLC
02/15/2024	3.900%	500,000	526,303
02/15/2025	3.750%	600,000	625,175
05/15/2046	4.900%	1,400,000	1,518,769
Enterprise Products Operating LLC(a)
Junior Subordinated
3-month USD LIBOR + 3.708% 08/01/2066	5.018%	13,698,000	13,718,643
Enterprise Products Operating LLC(a),(h)
Junior Subordinated
08/16/2077	5.250%	8,515,000	8,511,807
Ferrellgas Partners LP/Finance Corp.
05/01/2021	6.500%	350,000	335,853
01/15/2022	6.750%	150,000	143,096
06/15/2023	6.750%	200,000	189,283
Florida Gas Transmission Co. LLC(b)
07/15/2022	3.875%	2,250,000	2,362,225
Kinder Morgan Energy Partners LP
02/01/2024	4.150%	3,955,000	4,103,661
09/01/2024	4.250%	1,000,000	1,040,393
03/15/2032	7.750%	795,000	1,017,172
01/15/2038	6.950%	325,000	390,615
09/01/2039	6.500%	1,000,000	1,146,604
11/15/2040	7.500%	910,000	1,142,710
Kinder Morgan, Inc.
06/01/2018	7.250%	390,000	404,852
Magellan Midstream Partners LP
09/15/2046	4.250%	320,000	318,976
MPLX LP
12/01/2024	4.875%	325,000	350,888
06/01/2025	4.875%	200,000	214,337
03/01/2047	5.200%	1,500,000	1,547,084
NGPL PipeCo LLC(b)
08/15/2022	4.375%	151,000	155,211
08/15/2027	4.875%	412,000	425,165
NuStar Logistics LP
04/28/2027	5.625%	126,000	133,740
ONEOK, Inc.
07/13/2047	4.950%	2,050,000	2,062,093
Phillips 66 Partners LP
02/15/2045	4.680%	1,300,000	1,271,455

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	37

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Plains All American Pipeline LP/Finance Corp.
01/31/2023	2.850%	4,720,000	4,558,878
10/15/2023	3.850%	2,025,000	2,043,166
10/15/2025	4.650%	500,000	518,751
06/01/2042	5.150%	2,185,000	2,058,578
02/15/2045	4.900%	930,000	865,889
Regency Energy Partners LP/Finance Corp.
11/01/2023	4.500%	1,000,000	1,049,763
Rockies Express Pipeline LLC(b)
01/15/2019	6.000%	500,000	517,190
04/15/2020	5.625%	350,000	367,727
Ruby Pipeline LLC(b)
04/01/2022	6.000%	3,000,000	3,190,269
Southern Natural Gas Co. LLC
02/15/2031	7.350%	2,910,000	3,776,033
Suburban Propane Partners LP/Energy Finance Corp.
03/01/2025	5.750%	225,000	221,264
Targa Pipeline Partners LP/Finance Corp.
08/01/2023	5.875%	100,000	98,968
Targa Resources Partners LP/Finance Corp.(b)
02/01/2027	5.375%	564,000	583,225
Tennessee Gas Pipeline Co. LLC
06/15/2032	8.375%	2,465,000	3,192,927
04/01/2037	7.625%	550,000	706,898
Texas Eastern Transmission LP(b)
10/15/2022	2.800%	3,350,000	3,334,469
Transcanada Trust(a),(h)
Junior Subordinated
08/15/2076	5.875%	3,452,000	3,766,463
Western Refining Logistics LP/Finance Corp.
02/15/2023	7.500%	275,000	295,581
Williams Partners LP
11/15/2020	4.125%	1,000,000	1,049,279
03/15/2022	3.600%	1,000,000	1,031,688
03/04/2024	4.300%	2,787,000	2,952,450
01/15/2025	3.900%	1,050,000	1,078,939
04/15/2040	6.300%	3,150,000	3,720,273
Total			104,702,297
Natural Gas 0.3%
Atmos Energy Corp.
10/15/2044	4.125%	2,045,000	2,204,197
Boston Gas Co.(b)
08/01/2027	3.150%	1,842,000	1,870,870
KeySpan Corp.
11/15/2030	8.000%	670,000	919,174
NiSource Finance Corp.
02/15/2023	3.850%	1,175,000	1,237,072
05/15/2047	4.375%	3,135,000	3,351,525
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sempra Energy
02/15/2019	9.800%	1,000,000	1,110,949
11/15/2020	2.850%	3,455,000	3,526,000
06/15/2024	3.550%	1,500,000	1,550,209
11/15/2025	3.750%	3,290,000	3,428,147
06/15/2027	3.250%	2,055,000	2,050,089
Total			21,248,232
Office REIT 0.3%
Boston Properties LP
11/15/2020	5.625%	4,590,000	5,044,837
02/01/2023	3.850%	2,500,000	2,661,810
Government Properties Income Trust
07/15/2022	4.000%	5,120,000	5,145,462
SL Green Realty Corp.
08/15/2018	5.000%	6,935,000	7,088,027
Total			19,940,136
Oil Field Services 0.2%
Nabors Industries, Inc.
09/15/2021	4.625%	3,250,000	3,093,344
Noble Holding International Ltd.(a),(h)
03/16/2018	5.750%	10,074,000	10,135,159
Schlumberger Holdings Corp.(b)
12/21/2025	4.000%	2,100,000	2,221,594
SESI LLC(b)
09/15/2024	7.750%	30,000	30,215
Weatherford International Ltd.
06/15/2023	8.250%	144,000	141,509
08/01/2036	6.500%	25,000	20,770
Total			15,642,591
Other Financial Institutions 0.0%
ORIX Corp.
07/18/2022	2.900%	3,730,000	3,768,688
Tanner Servicios Financieros SA(b)
03/13/2018	4.375%	200,000	201,552
Total			3,970,240
Other Industry 0.2%
Anixter, Inc.
03/01/2023	5.500%	75,000	80,340
Belden, Inc.(b)
07/15/2024	5.250%	350,000	361,718
KAR Auction Services, Inc.(b)
06/01/2025	5.125%	97,000	100,287
Massachusetts Institute of Technology
07/01/2114	4.678%	1,768,000	2,019,793
07/01/2116	3.885%	1,850,000	1,775,771

The accompanying Notes to Financial Statements are an integral part of this statement.
38	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
President and Fellows of Harvard College
07/15/2046	3.150%	3,031,000	2,933,826
07/15/2056	3.300%	2,230,000	2,184,031
University of Pennsylvania
09/01/2112	4.674%	1,620,000	1,796,706
University of Southern California
10/01/2039	3.028%	4,525,000	4,329,077
Total			15,581,549
Other REIT 0.2%
CyrusOne LP/Finance Corp.(b)
03/15/2024	5.000%	106,000	110,833
03/15/2027	5.375%	106,000	111,954
Digital Realty Trust LP
08/15/2027	3.700%	4,355,000	4,435,302
Host Hotels & Resorts LP
06/15/2025	4.000%	1,050,000	1,078,954
02/01/2026	4.500%	520,000	552,521
Liberty Property LP
06/15/2023	3.375%	2,500,000	2,554,553
ProLogis LP
02/01/2021	3.350%	1,000,000	1,039,676
08/15/2023	4.250%	1,600,000	1,752,234
Select Income REIT
05/15/2024	4.250%	2,025,000	2,040,503
Total			13,676,530
Packaging 0.1%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(b)
06/30/2021	6.000%	150,000	153,961
05/15/2023	4.625%	500,000	514,243
05/15/2024	7.250%	275,000	303,752
02/15/2025	6.000%	403,000	427,828
Berry Plastics Corp.
10/15/2022	6.000%	111,000	117,818
07/15/2023	5.125%	168,000	175,303
Novolex (b)
01/15/2025	6.875%	90,000	93,454
Owens-Brockway Glass Container, Inc.(b)
01/15/2022	5.000%	50,000	52,525
08/15/2023	5.875%	100,000	109,343
01/15/2025	5.375%	150,000	160,500
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	1,380,000	1,406,177
Reynolds Group Issuer, Inc./LLC(b)
07/15/2024	7.000%	326,000	349,009
Sealed Air Corp.(b)
04/01/2023	5.250%	900,000	963,110
Total			4,827,023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Paper 0.2%
Celulosa Arauco y Constitucion SA
07/29/2019	7.250%	150,000	163,504
International Paper Co.
11/15/2039	7.300%	2,000,000	2,774,990
08/15/2047	4.400%	55,000	56,038
08/15/2048	4.350%	3,410,000	3,458,139
Packaging Corp. of America
11/01/2023	4.500%	1,070,000	1,167,358
Plum Creek Timberlands LP
03/15/2023	3.250%	1,630,000	1,667,533
Weyerhaeuser Co.
10/01/2019	7.375%	1,000,000	1,106,647
03/15/2032	7.375%	1,630,000	2,309,511
Total			12,703,720
Pharmaceuticals 1.0%
AbbVie, Inc.
05/14/2018	1.800%	1,000,000	1,001,087
05/14/2020	2.500%	1,200,000	1,215,352
05/14/2025	3.600%	4,995,000	5,162,792
Actavis, Inc.
10/01/2042	4.625%	1,000,000	1,071,537
Allergan Funding SCS
06/15/2019	2.450%	2,000,000	2,018,928
03/15/2025	3.800%	1,000,000	1,045,491
03/15/2035	4.550%	1,000,000	1,074,831
03/15/2045	4.750%	1,220,000	1,332,822
Amgen, Inc.
05/22/2019	2.200%	5,740,000	5,773,303
05/01/2045	4.400%	4,140,000	4,339,279
06/15/2048	4.563%	2,043,000	2,179,560
AstraZeneca PLC
06/12/2027	3.125%	1,854,000	1,849,899
Bayer US Finance LLC(b)
10/08/2019	2.375%	1,310,000	1,320,611
10/08/2024	3.375%	520,000	536,897
Celgene Corp.
08/15/2025	3.875%	690,000	730,867
05/15/2044	4.625%	555,000	596,037
08/15/2045	5.000%	4,000,000	4,563,260
Eagle Holding Co., II LLC PIK(b)
05/15/2022	7.625%	32,000	33,033
Endo Dac/Finance LLC/Finco, Inc.(b)
07/15/2023	6.000%	250,000	210,000
Endo Dac/Finance LLC/Finco, Inc.(a),(b),(h)
02/01/2025	6.000%	545,000	446,161

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	39

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gilead Sciences, Inc.
04/01/2021	4.500%	1,500,000	1,617,575
09/01/2023	2.500%	1,355,000	1,352,133
02/01/2025	3.500%	3,060,000	3,202,795
02/01/2045	4.500%	3,114,000	3,352,483
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(b)
08/01/2023	6.375%	405,000	424,850
Johnson & Johnson
12/05/2033	4.375%	2,625,000	3,009,783
03/03/2037	3.625%	2,280,000	2,382,465
Mallinckrodt International Finance SA
04/15/2023	4.750%	375,000	328,938
Mallinckrodt International Finance SA/CB LLC(b)
04/15/2020	4.875%	50,000	49,870
10/15/2023	5.625%	150,000	144,067
04/15/2025	5.500%	296,000	274,911
Mylan NV
06/15/2021	3.150%	4,530,000	4,589,334
Shire Acquisitions Investments Ireland DAC
09/23/2019	1.900%	6,900,000	6,879,997
09/23/2021	2.400%	3,500,000	3,478,818
09/23/2023	2.875%	2,640,000	2,625,417
09/23/2026	3.200%	2,310,000	2,275,715
Valeant Pharmaceuticals International, Inc.(b)
07/15/2021	7.500%	350,000	342,708
12/01/2021	5.625%	225,000	206,254
03/15/2022	6.500%	900,000	941,470
03/01/2023	5.500%	600,000	504,338
05/15/2023	5.875%	550,000	468,865
03/15/2024	7.000%	202,000	214,442
04/15/2025	6.125%	2,369,000	1,995,413
Total			77,164,388
Property & Casualty 0.5%
Arch Capital Finance LLC
12/15/2046	5.031%	970,000	1,099,581
Berkshire Hathaway Finance Corp.
05/15/2042	4.400%	3,850,000	4,237,776
Berkshire Hathaway, Inc.
03/15/2026	3.125%	850,000	869,363
Chubb Corp. (The)(a)
Junior Subordinated
3-month USD LIBOR + 2.250% 04/15/2037	3.554%	3,350,000	3,336,593
Chubb INA Holdings, Inc.
05/15/2024	3.350%	910,000	952,117
CNA Financial Corp.
11/15/2019	7.350%	3,435,000	3,837,197
08/15/2021	5.750%	925,000	1,032,948
08/15/2027	3.450%	4,222,000	4,231,377
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Farmers Exchange Capital(b)
Subordinated
07/15/2028	7.050%	1,000,000	1,281,396
07/15/2048	7.200%	1,615,000	2,119,439
Farmers Exchange Capital II(a),(b),(h)
Subordinated
11/01/2053	6.151%	2,700,000	3,102,562
HUB International Ltd.(b)
10/01/2021	7.875%	541,000	563,119
Kemper Corp.
02/15/2025	4.350%	2,330,000	2,386,071
Liberty Mutual Group, Inc.(b)
05/01/2022	4.950%	2,570,000	2,836,784
06/15/2023	4.250%	275,000	297,226
05/01/2042	6.500%	1,080,000	1,423,018
08/01/2044	4.850%	1,000,000	1,093,549
Loews Corp.
04/01/2026	3.750%	1,573,000	1,650,425
05/15/2043	4.125%	1,059,000	1,072,620
Nationwide Mutual Insurance Co.(a),(b)
Subordinated
3-month USD LIBOR + 2.290% 12/15/2024	3.536%	1,725,000	1,711,557
RenaissanceRe Finance, Inc.
07/01/2027	3.450%	1,765,000	1,767,803
Total			40,902,521
Railroads 0.1%
Burlington Northern Santa Fe LLC
09/15/2021	3.450%	295,000	309,468
09/01/2022	3.050%	475,000	493,382
03/15/2043	4.450%	2,500,000	2,733,718
Canadian Pacific Railway Ltd.
01/15/2022	4.500%	600,000	646,909
CSX Corp.
05/30/2042	4.750%	1,071,000	1,179,972
11/01/2066	4.250%	4,223,000	4,103,966
Union Pacific Corp.
02/15/2019	2.250%	765,000	772,159
Total			10,239,574
Refining 0.1%
Andeavor
04/01/2024	5.125%	225,000	237,357
Marathon Petroleum Corp.
03/01/2021	5.125%	1,000,000	1,089,248
Phillips 66
11/15/2044	4.875%	1,550,000	1,689,433

The accompanying Notes to Financial Statements are an integral part of this statement.
40	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Raizen Fuels Finance SA(b)
01/20/2027	5.300%	900,000	945,663
Valero Energy Corp.
03/15/2019	9.375%	2,000,000	2,216,640
09/15/2026	3.400%	2,075,000	2,061,469
Total			8,239,810
Restaurants 0.0%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.(b)
04/01/2022	6.000%	355,000	366,811
05/15/2024	4.250%	1,065,000	1,083,302
10/15/2025	5.000%	157,000	160,836
Brinker International, Inc.(b)
10/01/2024	5.000%	1,425,000	1,404,243
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(b)
06/01/2026	5.250%	496,000	522,463
Total			3,537,655
Retail REIT 0.2%
Brixmor Operating Partnership LP
06/15/2024	3.650%	3,675,000	3,681,743
Kimco Realty Corp.
11/01/2022	3.400%	290,000	300,276
03/01/2024	2.700%	2,698,000	2,634,527
04/01/2027	3.800%	2,350,000	2,407,735
VEREIT Operating Partnership LP
08/15/2027	3.950%	3,440,000	3,446,302
Total			12,470,583
Retailers 0.4%
Alimentation Couche-Tard, Inc.(b)
07/26/2022	2.700%	2,790,000	2,800,454
AutoNation, Inc.
01/15/2021	3.350%	660,000	676,583
AutoZone, Inc.
04/21/2026	3.125%	415,000	406,063
Coach, Inc.
07/15/2022	3.000%	3,185,000	3,186,166
CVS Health Corp.
12/05/2023	4.000%	515,000	551,118
07/20/2025	3.875%	877,000	921,699
06/01/2026	2.875%	2,320,000	2,269,988
07/20/2045	5.125%	705,000	816,057
CVS Pass-Through Trust(b)
01/10/2036	4.704%	127,619	134,539
08/11/2036	4.163%	1,952,664	1,975,794
Hanesbrands, Inc.(b)
05/15/2026	4.875%	165,000	171,532
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hot Topic, Inc.(b)
06/15/2021	9.250%	2,000,000	1,803,006
L Brands, Inc.
02/15/2022	5.625%	4,000,000	4,222,708
11/01/2035	6.875%	177,000	169,304
Lithia Motors, Inc.(b)
08/01/2025	5.250%	27,000	27,532
Macy’s Retail Holdings, Inc.
02/15/2043	4.300%	4,080,000	3,267,089
O’Reilly Automotive, Inc.
03/15/2026	3.550%	680,000	688,475
Party City Holdings, Inc.(b)
08/15/2023	6.125%	425,000	444,844
Penske Automotive Group, Inc.
12/01/2024	5.375%	202,000	204,208
PetSmart, Inc.(b)
03/15/2023	7.125%	725,000	590,613
Rite Aid Corp.(b)
04/01/2023	6.125%	375,000	368,479
Walgreens Boots Alliance, Inc.
11/18/2024	3.800%	3,050,000	3,182,468
11/18/2044	4.800%	1,950,000	2,098,980
Wal-Mart Stores, Inc.
04/22/2024	3.300%	2,100,000	2,220,078
Total			33,197,777
Supermarkets 0.1%
Ahold Finance USA LLC
05/01/2029	6.875%	1,800,000	2,290,108
Kroger Co. (The)
12/15/2018	6.800%	3,060,000	3,250,779
04/15/2042	5.000%	1,209,000	1,241,881
02/01/2047	4.450%	155,000	149,555
01/15/2048	4.650%	3,326,000	3,298,677
Total			10,231,000
Supranational 0.1%
Corporación Andina de Fomento
06/04/2019	8.125%	1,400,000	1,545,260
09/27/2021	2.125%	5,805,000	5,785,669
06/15/2022	4.375%	400,000	435,400
North American Development Bank
10/26/2022	2.400%	1,950,000	1,929,537
Total			9,695,866

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	41

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 1.7%
Apple, Inc.
02/09/2022	2.150%	1,460,000	1,463,927
02/09/2022	2.500%	540,000	549,600
02/09/2024	3.000%	2,925,000	3,006,809
05/06/2044	4.450%	550,000	612,172
Ascend Learning LLC(b)
08/01/2025	6.875%	47,000	48,881
Broadcom Corp./Cayman Finance Ltd.(b)
01/15/2027	3.875%	10,275,000	10,591,419
Camelot Finance SA(b)
10/15/2024	7.875%	208,000	225,622
CDK Global, Inc.(b)
06/01/2027	4.875%	289,000	293,206
CDW LLC/Finance Corp.
09/01/2023	5.000%	175,000	182,116
12/01/2024	5.500%	300,000	328,854
Cisco Systems, Inc.(a)
3-month USD LIBOR + 0.340% 09/20/2019	1.614%	3,645,000	3,665,492
CommScope Technologies LLC(b)
06/15/2025	6.000%	3,200,000	3,407,674
CommScope, Inc.(b)
06/15/2024	5.500%	250,000	260,464
Dell International LLC/EMC Corp.(b)
06/01/2019	3.480%	6,460,000	6,601,080
06/15/2023	5.450%	5,830,000	6,382,567
06/15/2026	6.020%	1,480,000	1,653,342
Equifax, Inc.
12/15/2022	3.300%	375,000	387,673
Equinix, Inc.
01/15/2026	5.875%	564,000	619,339
05/15/2027	5.375%	520,000	558,596
Fidelity National Information Services, Inc.
04/15/2023	3.500%	2,500,000	2,603,060
08/15/2026	3.000%	2,390,000	2,353,428
First Data Corp.(b)
08/15/2023	5.375%	225,000	236,294
12/01/2023	7.000%	5,380,000	5,795,040
01/15/2024	5.000%	450,000	468,812
Flextronics International Ltd.
06/15/2025	4.750%	385,000	421,983
Gartner, Inc.(b)
04/01/2025	5.125%	274,000	288,035
Genpact Luxembourg SARL(b)
04/01/2022	3.700%	3,425,000	3,487,551
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hewlett Packard Enterprise Co.(a),(h)
10/05/2018	2.850%	2,000,000	2,021,148
10/15/2020	3.600%	690,000	716,038
10/15/2025	4.900%	3,155,000	3,353,181
HP, Inc.
06/01/2021	4.300%	3,865,000	4,121,126
Infor US, Inc.
05/15/2022	6.500%	350,000	358,582
Informatica LLC(b)
07/15/2023	7.125%	160,000	161,120
Ingram Micro, Inc.(a),(h)
12/15/2024	5.450%	802,000	817,686
Jabil, Inc.
12/15/2020	5.625%	1,000,000	1,081,385
Micron Technology, Inc.(b)
08/01/2023	5.250%	225,000	232,357
Microsoft Corp.
02/06/2027	3.300%	2,000,000	2,085,302
02/12/2055	4.000%	640,000	659,740
02/06/2057	4.500%	4,300,000	4,822,605
MSCI, Inc.(b)
08/01/2026	4.750%	850,000	885,707
NCR Corp.
02/15/2021	4.625%	600,000	611,357
07/15/2022	5.000%	50,000	51,094
12/15/2023	6.375%	125,000	133,453
Nuance Communications, Inc.(b)
08/15/2020	5.375%	1,482,000	1,503,162
NXP BV/Funding LLC(b)
06/01/2021	4.125%	850,000	888,916
Oracle Corp.
10/08/2019	2.250%	3,000,000	3,038,502
09/15/2023	2.400%	9,770,000	9,788,729
07/15/2036	3.850%	1,305,000	1,360,435
07/15/2046	4.000%	1,550,000	1,597,636
Pitney Bowes, Inc.
05/15/2022	3.875%	2,415,000	2,440,775
PTC, Inc.
05/15/2024	6.000%	267,000	285,639
QUALCOMM, Inc.
05/20/2024	2.900%	4,730,000	4,789,276
Qualitytech LP/Finance Corp.
08/01/2022	5.875%	366,000	379,937
Seagate HDD Cayman(b)
03/01/2024	4.875%	4,855,000	4,792,832
Sensata Technologies BV(b)
10/01/2025	5.000%	150,000	157,447

The accompanying Notes to Financial Statements are an integral part of this statement.
42	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sensata Technologies UK Financing Co. PLC(b)
02/15/2026	6.250%	3,017,000	3,297,711
Solera LLC/Finance, Inc.(b)
03/01/2024	10.500%	174,000	198,380
SS&C Technologies Holdings, Inc.
07/15/2023	5.875%	275,000	289,218
Symantec Corp.(b)
04/15/2025	5.000%	273,000	286,117
Tempo Acquisition LLC/Finance Corp.(b)
06/01/2025	6.750%	73,000	74,604
Total System Services, Inc.
04/01/2026	4.800%	1,415,000	1,570,136
VeriSign, Inc.
05/01/2023	4.625%	286,000	294,956
VeriSign, Inc.(b)
07/15/2027	4.750%	176,000	179,488
VMware, Inc.
08/21/2022	2.950%	4,290,000	4,308,850
Western Digital Corp.
04/01/2024	10.500%	3,750,000	4,452,188
Xerox Corp.(b)
03/17/2022	4.070%	2,114,000	2,182,999
Total			126,762,850
Tobacco 0.3%
BAT Capital Corp.(b)
08/14/2020	2.297%	5,040,000	5,066,344
08/15/2022	2.764%	2,830,000	2,850,503
08/15/2024	3.222%	6,915,000	6,996,832
Philip Morris International, Inc.
08/17/2022	2.375%	4,820,000	4,821,094
Reynolds American, Inc.
06/12/2025	4.450%	1,325,000	1,434,949
08/04/2041	7.000%	1,170,000	1,523,593
08/15/2045	5.850%	1,450,000	1,758,064
Total			24,451,379
Transportation Services 0.3%
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	13,000	13,092
Avis Budget Car Rental LLC/Finance, Inc.(b)
03/15/2025	5.250%	254,000	248,323
ERAC U.S.A. Finance LLC(b)
10/01/2020	5.250%	2,500,000	2,710,310
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ERAC USA Finance LLC(b)
11/15/2024	3.850%	2,500,000	2,614,153
12/01/2026	3.300%	3,435,000	3,400,729
03/15/2042	5.625%	1,689,000	1,939,908
11/01/2046	4.200%	1,041,000	999,720
Hertz Corp. (The)
04/15/2019	6.750%	1,779,000	1,770,327
Hertz Corp. (The)(b)
06/01/2022	7.625%	2,163,000	2,192,847
10/15/2024	5.500%	62,000	52,879
Penske Truck Leasing Co. LP/Finance Corp.(b)
04/01/2021	3.300%	2,000,000	2,065,406
02/01/2022	3.375%	1,200,000	1,243,639
Ryder System, Inc.
11/15/2018	2.450%	660,000	664,617
06/01/2019	2.550%	1,500,000	1,516,011
09/01/2022	2.500%	1,645,000	1,648,331
Total			23,080,292
Wireless 0.3%
America Movil SAB de CV
03/30/2020	5.000%	300,000	323,044
07/16/2022	3.125%	200,000	207,224
American Tower Corp.
02/15/2024	5.000%	665,000	737,979
Crown Castle International Corp.
09/01/2024	3.200%	3,440,000	3,454,015
05/15/2047	4.750%	2,120,000	2,194,092
Digicel Group Ltd.(b)
09/30/2020	8.250%	600,000	577,199
SBA Communications Corp.
09/01/2024	4.875%	1,168,000	1,209,439
SFR Group SA(b)
05/01/2026	7.375%	768,000	828,876
SoftBank Group Corp.(b)
04/15/2020	4.500%	500,000	516,631
Sprint Communications, Inc.(b)
03/01/2020	7.000%	271,000	296,763
Sprint Communications, Inc.
04/15/2022	9.250%	3,339,000	4,145,732
Sprint Corp.
09/15/2023	7.875%	525,000	599,420
06/15/2024	7.125%	578,000	633,851
02/15/2025	7.625%	699,000	786,717
Sprint Spectrum Co. I/II/III LLC(b)
09/20/2021	3.360%	5,380,000	5,459,871

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	43

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
T-Mobile USA, Inc.
03/01/2023	6.000%	50,000	52,710
04/01/2023	6.625%	600,000	632,423
04/28/2023	6.836%	50,000	53,084
03/01/2025	6.375%	350,000	377,441
01/15/2026	6.500%	783,000	868,290
Total			23,954,801
Wirelines 1.0%
AT&T, Inc.
02/17/2026	4.125%	3,000,000	3,103,431
03/01/2037	5.250%	5,530,000	5,837,805
08/14/2037	4.900%	4,385,000	4,433,595
12/15/2042	4.300%	2,260,000	2,102,245
06/15/2044	4.800%	5,700,000	5,557,295
05/15/2046	4.750%	2,720,000	2,617,935
03/01/2047	5.450%	3,985,000	4,202,358
03/09/2049	4.550%	3,385,000	3,125,601
08/14/2058	5.300%	4,455,000	4,513,859
CenturyLink, Inc.
12/01/2023	6.750%	342,000	349,211
04/01/2025	5.625%	86,000	81,973
Deutsche Telekom International Finance BV
06/01/2032	9.250%	625,000	998,567
Frontier Communications Corp.
09/15/2025	11.000%	442,000	385,333
Level 3 Communications, Inc.
12/01/2022	5.750%	275,000	283,261
Level 3 Financing, Inc.
02/01/2023	5.625%	850,000	876,020
01/15/2024	5.375%	50,000	51,166
05/01/2025	5.375%	844,000	866,834
03/15/2026	5.250%	213,000	217,672
Qwest Corp.
09/15/2025	7.250%	3,978,000	4,376,548
Telecom Italia Capital SA
09/30/2034	6.000%	55,000	61,011
Telecom Italia SpA(b)
05/30/2024	5.303%	201,000	218,423
Telefonica Emisiones SAU
04/27/2018	3.192%	870,000	877,617
Verizon Communications, Inc.
09/15/2023	5.150%	1,720,000	1,922,862
08/10/2033	4.500%	9,305,000	9,453,554
11/01/2034	4.400%	2,000,000	2,003,114
11/01/2042	3.850%	1,395,000	1,219,318
08/21/2046	4.862%	2,500,000	2,483,202
Verizon Communications, Inc.(b)
02/15/2025	3.376%	622,000	623,903
Zayo Group LLC/Capital, Inc.
05/15/2025	6.375%	862,000	927,620
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Zayo Group LLC/Capital, Inc.(b)
01/15/2027	5.750%	8,141,000	8,625,463
Total			72,396,796
Total Corporate Bonds & Notes (Cost $2,468,064,102)			2,528,357,866

Fixed-Income Funds 0.9%
	Shares	Value ($)
Investment Grade 0.9%
Columbia Mortgage Opportunities Fund, Class Y Shares(j)	7,059,306	70,098,910
Total Fixed-Income Funds (Cost $68,873,303)		70,098,910

Foreign Government Obligations(k) 1.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Argentina 0.1%
Argentina Republic Government International Bond(a),(h)
12/31/2033	0.000%	112,163	130,600
Argentine Republic Government International Bond
04/22/2021	6.875%	1,800,000	1,956,890
Argentine Republic Government International Bond(a),(h)
12/31/2033	8.280%	168,245	191,064
Provincia de Buenos Aires(b)
06/09/2021	9.950%	1,770,000	2,035,757
YPF SA(b)
03/23/2021	8.500%	1,480,000	1,680,186
Total			5,994,497
Brazil 0.1%
Banco Nacional de Desenvolvimento Economico e Social(b)
06/10/2019	6.500%	100,000	106,633
06/10/2019	6.500%	100,000	106,633
Brazilian Government International Bond
01/05/2023	2.625%	1,450,000	1,384,152
01/20/2034	8.250%	150,000	194,484
01/07/2041	5.625%	800,000	801,786
Petrobras Global Finance BV
05/23/2021	8.375%	1,500,000	1,703,238
05/20/2023	4.375%	1,950,000	1,911,421
01/17/2027	7.375%	1,350,000	1,491,376
Total			7,699,723
Canada 0.2%
CDP Financial, Inc.(b)
11/25/2019	4.400%	10,000,000	10,548,540

The accompanying Notes to Financial Statements are an integral part of this statement.
44	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Foreign Government Obligations(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CNOOC Nexen Finance ULC
04/30/2024	4.250%	400,000	429,764
NOVA Chemicals Corp.(b)
06/01/2024	4.875%	120,000	120,400
06/01/2027	5.250%	123,000	122,504
Province of Manitoba
06/22/2026	2.125%	300,000	289,567
Province of Ontario
04/14/2020	4.400%	600,000	640,088
Province of Quebec(a),(h)
02/27/2026	7.140%	1,230,000	1,592,311
Total			13,743,174
Chile 0.1%
Chile Government International Bond
10/30/2022	2.250%	1,370,000	1,371,114
Corporación Nacional del Cobre de Chile(b)
11/04/2044	4.875%	200,000	220,010
08/01/2047	4.500%	4,835,000	5,014,813
Total			6,605,937
China 0.0%
Industrial & Commercial Bank of China Ltd.(a),(b),(h)
Junior Subordinated
12/31/2049	6.000%	200,000	209,321
Colombia 0.1%
Colombia Government International Bond
01/28/2026	4.500%	900,000	967,037
01/18/2041	6.125%	1,367,000	1,622,393
06/15/2045	5.000%	600,000	622,520
Total			3,211,950
Croatia 0.0%
Croatia Government International Bond(b)
01/26/2024	6.000%	700,000	799,269
01/26/2024	6.000%	100,000	114,181
Total			913,450
Dominican Republic 0.1%
Dominican Republic International Bond(b)
05/06/2021	7.500%	4,000,000	4,454,904
05/06/2021	7.500%	100,000	111,373
01/28/2024	6.600%	500,000	563,576
01/27/2025	5.500%	100,000	106,188
01/27/2025	5.500%	100,000	106,188
Total			5,342,229
Finland 0.0%
Republic of Finland
02/15/2026	6.950%	1,500,000	1,966,938
Foreign Government Obligations(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
France 0.0%
Dexia Credit Local SA(b)
09/15/2021	1.875%	2,250,000	2,219,440
Hong Kong 0.0%
CITIC Ltd.(b)
01/21/2018	6.875%	200,000	203,668
Hungary 0.1%
Hungary Government International Bond
02/19/2018	4.125%	70,000	70,792
03/29/2021	6.375%	546,000	619,048
02/21/2023	5.375%	3,400,000	3,862,468
11/22/2023	5.750%	2,000,000	2,337,980
03/25/2024	5.375%	430,000	496,939
Magyar Export-Import Bank Zrt.(b)
01/30/2020	4.000%	800,000	829,435
Total			8,216,662
India 0.0%
Export-Import Bank of India(b)
08/05/2026	3.375%	860,000	849,649
Indonesia 0.0%
PT Pertamina Persero(b)
05/20/2043	5.625%	250,000	269,439
05/30/2044	6.450%	200,000	236,686
PT Perusahaan Gas Negara Persero Tbk(b)
05/16/2024	5.125%	1,700,000	1,846,992
Total			2,353,117
Israel 0.0%
Israel Electric Corp., Ltd.(b)
01/15/2019	7.250%	200,000	213,358
Japan 0.2%
Development Bank of Japan, Inc.(b),(d)
09/01/2022	2.125%	2,600,000	2,596,687
Japan Bank for International Cooperation
05/29/2019	1.750%	5,000,000	4,993,735
02/24/2020	2.250%	1,400,000	1,411,822
Japan Finance Organization for Municipalities(b)
04/20/2022	2.625%	1,600,000	1,619,226
Total			10,621,470
Kazakhstan 0.0%
Kazakhstan Government International Bond(b)
07/21/2025	5.125%	700,000	784,548

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	45

Portfolio of Investments  (continued)
August 31, 2017
Foreign Government Obligations(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
KazMunayGas National Co. JSC(b)
04/19/2022	3.875%	950,000	970,162
04/19/2027	4.750%	300,000	309,317
Total			2,064,027
Mexico 0.5%
Mexico Government International Bond
03/15/2022	3.625%	1,974,000	2,072,068
10/02/2023	4.000%	200,000	211,788
01/30/2025	3.600%	1,000,000	1,028,835
03/08/2044	4.750%	2,738,000	2,851,865
Pemex Project Funding Master Trust
03/05/2020	6.000%	3,000,000	3,240,849
01/21/2021	5.500%	1,600,000	1,717,973
06/15/2038	6.625%	50,000	53,419
Petroleos Mexicanos
07/18/2018	3.500%	55,000	55,804
02/04/2021	6.375%	3,815,000	4,207,361
12/20/2022	1.700%	563,750	558,988
01/15/2025	4.250%	300,000	301,038
08/04/2026	6.875%	6,320,000	7,266,009
01/23/2045	6.375%	940,000	969,709
01/23/2046	5.625%	300,000	282,607
09/21/2047	6.750%	1,185,000	1,274,220
Petroleos Mexicanos(b)
03/13/2022	5.375%	950,000	1,018,541
03/13/2022	5.375%	600,000	643,289
03/13/2027	6.500%	1,928,000	2,160,457
03/13/2027	6.500%	755,000	845,577
09/21/2047	6.750%	2,100,000	2,259,587
Total			33,019,984
Netherlands 0.0%
Petrobras Global Finance BV
01/17/2022	6.125%	235,000	248,522
Panama 0.0%
Panama Government International Bond
03/16/2025	3.750%	200,000	210,690
01/26/2036	6.700%	840,000	1,120,432
Total			1,331,122
Peru 0.1%
Corporación Financiera de Desarrollo SA(b)
07/15/2019	3.250%	200,000	203,845
07/15/2025	4.750%	520,000	563,139
Fondo MIVIVIENDA SA(b)
01/31/2023	3.500%	300,000	306,800
Peruvian Government International Bond
03/14/2037	6.550%	885,000	1,197,429
11/18/2050	5.625%	150,000	190,267
Total			2,461,480
Foreign Government Obligations(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Philippines 0.0%
Philippine Government International Bond
01/15/2032	6.375%	400,000	531,066
10/23/2034	6.375%	275,000	373,264
Power Sector Assets & Liabilities Management Corp.(b)
05/27/2019	7.250%	100,000	108,788
Total			1,013,118
Poland 0.0%
Poland Government International Bond
03/17/2023	3.000%	300,000	309,016
Qatar 0.0%
Nakilat, Inc.(b)
12/31/2033	6.067%	1,164,000	1,369,119
QNB Finance Ltd.(b)
10/31/2018	2.750%	200,000	200,152
Ras Laffan Liquefied Natural Gas Co., Ltd. II(b)
09/30/2020	5.298%	618,116	640,692
Total			2,209,963
Romania 0.0%
Romanian Government International Bond(b)
08/22/2023	4.375%	150,000	162,276
Russian Federation 0.0%
Gazprom OAO Via Gaz Capital SA(b)
04/28/2034	8.625%	200,000	272,289
Russian Agricultural Bank OJSC Via RSHB Capital SA(b)
07/25/2018	5.100%	200,000	203,925
Russian Foreign Bond - Eurobond(b)
04/04/2022	4.500%	800,000	854,663
09/16/2023	4.875%	200,000	218,810
04/04/2042	5.625%	800,000	905,735
Total			2,455,422
South Africa 0.0%
South Africa Government International Bond
01/17/2024	4.665%	500,000	518,140
South Korea 0.0%
Export-Import Bank of Korea
12/30/2020	2.625%	400,000	402,765
Korea Development Bank (The)
03/11/2020	2.500%	300,000	301,110
09/14/2022	3.000%	200,000	204,190
Total			908,065

The accompanying Notes to Financial Statements are an integral part of this statement.
46	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Foreign Government Obligations(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Turkey 0.1%
Turkey Government International Bond
03/30/2021	5.625%	3,400,000	3,639,724
03/23/2023	3.250%	950,000	912,291
Total			4,552,015
United Arab Emirates 0.0%
DAE Funding LLC(b)
08/01/2024	5.000%	114,000	116,538
DP World Ltd.(b)
07/02/2037	6.850%	300,000	372,077
Total			488,615
Uruguay 0.0%
Uruguay Government International Bond
10/27/2027	4.375%	850,000	920,104
06/18/2050	5.100%	200,000	210,757
Total			1,130,861
Venezuela 0.0%
Venezuela Government International Bond
09/15/2027	9.250%	370,000	146,542
Virgin Islands 0.0%
CNPC General Capital Ltd.(b)
11/25/2019	2.700%	300,000	303,097
Franshion Brilliant Ltd.(b)
03/19/2019	5.750%	400,000	418,324
Sinochem Offshore Capital Co., Ltd.(b)
04/29/2019	3.250%	200,000	203,084
Sinopec Group Overseas Development Ltd.(b)
04/28/2025	3.250%	400,000	404,852
04/28/2025	3.250%	300,000	303,639
Total			1,632,996
Total Foreign Government Obligations (Cost $120,766,789)			125,016,747

Inflation-Indexed Bonds 0.9%

United States 0.9%
U.S. Treasury Inflation-Indexed Bond
04/15/2021	0.125%	9,498,141	9,543,940
04/15/2022	0.125%	4,799,451	4,815,660
07/15/2026	0.125%	24,541,409	24,120,679
07/15/2027	0.375%	4,456,141	4,463,828
02/15/2045	0.750%	11,073,248	10,723,076
Inflation-Indexed Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/15/2047	0.875%	13,607,931	13,637,159
Total			67,304,342
Total Inflation-Indexed Bonds (Cost $67,453,881)			67,304,342

Municipal Bonds 0.8%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 0.1%
University of California
Refunding Revenue Bonds
Taxable General
Series 2017AX
07/01/2025	3.063%	5,700,000	5,874,705
University of Texas System (The)
Revenue Bonds
Series 2017J
08/15/2025	5.000%	805,000	1,004,125
08/15/2026	5.000%	720,000	907,689
Total			7,786,519
Local General Obligation 0.1%
City of Chicago
Unlimited Tax General Obligation Bonds
Series 2011-C1
01/01/2035	7.781%	270,000	318,959
Series 2015B
01/01/2033	7.375%	200,000	231,544
Unlimited Tax General Obligation Refunding Bonds
Series 2014B
01/01/2044	6.314%	1,080,000	1,160,968
City of New York
Unlimited General Obligation Bonds
Series 2010 (BAM)
03/01/2036	5.968%	3,100,000	4,128,332
Series 2016B-1
12/01/2041	5.000%	865,000	1,012,950
Los Angeles Unified School District
Unlimited General Obligation Bonds
Taxable Build America Bonds
Series 2009
07/01/2034	5.750%	2,685,000	3,465,153
Total			10,317,906
Municipal Power 0.0%
Los Angeles Department of Water & Power System
Revenue Bonds
Series 2010 (BAM)
07/01/2045	6.574%	1,595,000	2,385,083

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	47

Portfolio of Investments  (continued)
August 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sales Tax 0.1%
Central Puget Sound Regional Transit Authority
Revenue Bonds
Green Bonds
Series 2016S-1
11/01/2046	5.000%	1,685,000	2,257,260
Puerto Rico Sales Tax Financing Corp.(i),(l)
Revenue Bonds
1st Senior Series 2009C
08/01/2057	5.750%	500,000	316,875
Subordinated Revenue Bonds
1st Series 2009A-1
08/01/2043	5.250%	1,575,000	399,656
1st Series 2009B
08/01/2044	6.500%	285,000	72,319
1st Series 2010C
08/01/2041	5.250%	1,460,000	370,475
Total			3,416,585
Special Non Property Tax 0.1%
JobsOhio Beverage System
Taxable Revenue Bonds
Series 2013B
01/01/2035	4.532%	3,160,000	3,522,958
State of Illinois
Revenue Bonds
Taxable Sales Tax
Series 2013
06/15/2028	3.350%	2,500,000	2,492,750
Total			6,015,708
Special Property Tax 0.0%
New York State Urban Development Corp.
Revenue Bonds
Taxable State Personal Income Tax
Series 2013
03/15/2022	3.200%	2,650,000	2,771,344
State General Obligation 0.3%
Commonwealth of Massachusetts
Limited General Obligation Bonds
Series 2016G
09/01/2046	3.000%	4,200,000	3,933,090
State of California
Unlimited General Obligation Bonds
Build America Bonds
Series 2010
03/01/2040	7.625%	800,000	1,245,776
Taxable-Various Purpose
Series 2010
03/01/2019	6.200%	2,700,000	2,882,412
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Texas
Unlimited General Obligation Refunding Bonds
Transportation Commission Mobility Fund
Series 2017
10/01/2033	5.000%	2,395,000	2,928,079
10/01/2034	5.000%	7,350,000	8,942,084
Total			19,931,441
Turnpike / Bridge / Toll Road 0.1%
Bay Area Toll Authority
Revenue Bonds
Series 2009 (BAM)
04/01/2049	6.263%	1,920,000	2,812,857
Pennsylvania Turnpike Commission
Revenue Bonds
Build America Bonds
Series 2009
12/01/2039	6.105%	1,620,000	2,195,084
Total			5,007,941
Water & Sewer 0.0%
City of Chicago Waterworks
Revenue Bonds
Build America Bonds
Series 2010
11/01/2040	6.742%	615,000	810,213
New York City Water & Sewer System
Revenue Bonds
Series 2010 (BAM)
06/15/2043	5.440%	1,550,000	2,044,512
Total			2,854,725
Total Municipal Bonds (Cost $58,976,573)			60,487,252

Preferred Debt 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 0.1%
Bank of America Corp.
12/31/2049	6.204%	41,000	1,066,000
M&T Bank Corp.(a),(h)
12/31/2049	6.375%	2,803	3,121,141
12/31/2049	6.375%	435	484,155
State Street Corp.(a),(h)
12/31/2049	5.350%	52,110	1,441,884
12/31/2049	5.900%	36,235	1,015,667
Total			7,128,847

The accompanying Notes to Financial Statements are an integral part of this statement.
48	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Preferred Debt (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.0%
Allstate Corp. (The)(a),(h)
01/15/2053	5.100%	17,285	467,559
Total Preferred Debt (Cost $7,091,080)			7,596,406

Residential Mortgage-Backed Securities - Agency 19.0%

Federal Home Loan Mortgage Corp.
04/01/2021	9.000%	307	310
03/01/2022- 08/01/2022	8.500%	5,967	6,418
08/01/2024- 02/01/2025	8.000%	26,286	28,890
10/01/2028- 07/01/2032	7.000%	336,825	386,134
03/01/2031- 03/01/2047	3.000%	66,481,027	67,351,486
10/01/2031- 07/01/2037	6.000%	1,015,090	1,165,755
12/01/2031	2.500%	9,252,366	9,386,900
04/01/2033- 09/01/2039	5.500%	1,925,077	2,145,119
10/01/2039- 05/01/2041	5.000%	882,651	966,057
09/01/2040- 05/01/2047	4.000%	37,274,182	39,526,239
09/01/2040- 07/01/2041	4.500%	3,172,819	3,421,286
08/01/2045- 02/01/2047	3.500%	81,261,026	84,383,542
CMO Series 3071 Class ZP
11/15/2035	5.500%	5,754,777	7,175,323
CMO Series 3741 Class PD
10/15/2040	4.000%	1,855,000	2,027,843
CMO Series 3809 Class HZ
02/15/2041	4.000%	2,286,102	2,502,603
CMO Series 4034 Class PB
04/15/2042	4.500%	730,566	847,979
CMO Series 4059 Class DY
06/15/2042	3.500%	5,074,000	5,361,670
CMO Series 4247 Class AY
09/15/2043	4.500%	1,500,000	1,725,965
CMO Series 4396 Class PZ
06/15/2037	3.000%	672,893	646,817
CMO Series 4496 Class PZ
07/15/2045	2.500%	603,602	534,334
Federal Home Loan Mortgage Corp.(m)
08/01/2047	3.000%	2,667,583	2,699,667
Federal Home Loan Mortgage Corp.(d)
09/13/2047	4.000%	3,710,000	3,921,006
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(a)
CMO Series 2380 Class F
1-month USD LIBOR + 0.450% 11/15/2031	1.676%	403,728	404,717
CMO Series 2557 Class FG
1-month USD LIBOR + 0.400% 01/15/2033	1.626%	909,085	906,781
CMO Series 2962 Class PF
1-month USD LIBOR + 0.250% 03/15/2035	1.476%	510,268	510,704
CMO Series 2981 Class FU
1-month USD LIBOR + 0.200% 05/15/2030	1.426%	641,391	637,379
CMO Series 3085 Class FV
1-month USD LIBOR + 0.700% 08/15/2035	1.926%	1,610,776	1,637,017
CMO Series 3135 Class FC
1-month USD LIBOR + 0.300% 04/15/2026	1.526%	1,353,269	1,353,417
CMO Series 3564 Class FC
1-month USD LIBOR + 1.250% 01/15/2037	2.482%	747,677	753,081
CMO Series 3785 Class LS
1-month USD LIBOR + 9.900% 01/15/2041	7.449%	2,032,007	2,427,343
CMO Series 3852 Class QN
1-month USD LIBOR + 27.211% 05/15/2041	5.500%	98,557	104,159
CMO Series 3973 Class FP
1-month USD LIBOR + 0.300% 12/15/2026	1.526%	723,180	724,053
CMO Series 4048 Class FJ
1-month USD LIBOR + 0.400% 07/15/2037	1.627%	820,949	807,580
CMO Series 4238 Class FD
1-month USD LIBOR + 0.300% 02/15/2042	1.526%	3,297,861	3,293,289
CMO Series 4311 Class PF
1-month USD LIBOR + 0.350% 06/15/2042	1.576%	663,647	665,061
CMO Series 4364 Class FE
1-month USD LIBOR + 0.300% 12/15/2039	1.526%	777,257	775,203
Federal Home Loan Mortgage Corp.(a),(f)
CMO Series 3404 Class AS
1-month USD LIBOR + 5.895% 01/15/2038	4.669%	4,649,947	736,413

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	49

Portfolio of Investments  (continued)
August 31, 2017
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(a),(e),(f)
CMO Series 3833 Class LI
10/15/2040	1.726%	25,862,292	1,585,327
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(a),(e),(f)
CMO Series K051 Class X1
09/25/2025	0.686%	19,118,383	709,560
CMO Series K058 Class X1
08/25/2026	0.931%	2,483,966	172,074
CMO Series KW02 Class X1
12/25/2026	0.447%	11,769,158	241,747
Federal National Mortgage Association
04/01/2023	8.500%	1,404	1,416
06/01/2024	9.000%	4,764	5,108
02/01/2025- 08/01/2027	8.000%	47,260	53,073
03/01/2026- 07/01/2038	7.000%	1,028,860	1,200,792
02/01/2027- 09/01/2045	3.000%	37,956,518	38,979,229
04/01/2027- 06/01/2032	7.500%	89,918	101,267
05/01/2029- 10/01/2040	6.000%	3,517,509	4,014,327
01/01/2031	2.500%	4,492,547	4,562,333
03/01/2033- 04/01/2041	5.500%	1,712,809	1,933,334
10/01/2033- 01/01/2047	3.500%	113,615,543	118,395,618
07/01/2039- 10/01/2041	5.000%	7,869,088	8,603,570
10/01/2040- 04/01/2047	4.500%	86,677,570	93,386,916
02/01/2041- 07/01/2047	4.000%	159,132,432	169,048,100
CMO Series 2003-82 Class Z
08/25/2033	5.500%	242,003	268,827
CMO Series 2009-100 Class PL
12/25/2039	5.000%	770,652	906,606
CMO Series 2009-111 Class DA
12/25/2039	5.000%	339,329	357,555
CMO Series 2010-81 Class PB
08/25/2040	5.000%	829,499	941,742
CMO Series 2012-103 Class PY
09/25/2042	3.000%	1,000,000	984,522
CMO Series 2013-15 Class BL
03/25/2043	2.500%	2,323,879	2,078,107
CMO Series 2013-17 Class JP
03/25/2043	3.000%	650,000	637,123
CMO Series 2015-18 Class NB
04/25/2045	3.000%	2,002,796	1,970,127
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-25 Class LB
05/25/2046	3.000%	3,000,000	2,974,685
CMO Series 2017-72 Class B
09/25/2047	3.000%	17,500,000	17,941,016
Federal National Mortgage Association(d)
10/18/2031- 09/13/2047	3.000%	90,745,000	92,672,704
09/18/2032	2.500%	25,150,000	25,503,672
10/13/2046- 09/13/2047	3.500%	99,850,000	103,396,259
10/13/2046- 09/13/2047	4.000%	67,325,000	71,050,612
09/13/2047	4.500%	32,485,000	34,946,752
Federal National Mortgage Association(a)
6-month USD LIBOR + 0.000% 04/01/2034	2.820%	370,198	381,686
CMO Series 2002-59 Class HF
1-month USD LIBOR + 0.350% 08/17/2032	1.559%	431,921	432,005
CMO Series 2003-134 Class FC
1-month USD LIBOR + 0.600% 12/25/2032	1.834%	2,502,647	2,537,450
CMO Series 2004-93 Class FC
1-month USD LIBOR + 0.200% 12/25/2034	1.416%	1,630,554	1,621,017
CMO Series 2006-71 Class SH
1-month USD LIBOR + 15.738% 05/25/2035	12.548%	287,312	409,372
CMO Series 2007-90 Class F
1-month USD LIBOR + 0.490% 09/25/2037	1.706%	1,474,174	1,471,936
CMO Series 2007-W7 Class 1A4
1-month USD LIBOR + 39.180% 07/25/2037	31.883%	163,972	236,191
CMO Series 2008-15 Class AS
1-month USD LIBOR + 33.000% 08/25/2036	26.920%	767,092	1,365,890
CMO Series 2010-135 Class FD
1-month USD LIBOR + 0.500% 06/25/2039	1.716%	3,008,685	3,018,637
CMO Series 2010-142 Class HS
1-month USD LIBOR + 10.000% 12/25/2040	7.537%	1,219,709	1,288,716
CMO Series 2010-150 Class FL
1-month USD LIBOR + 0.550% 10/25/2040	1.766%	933,602	938,748

The accompanying Notes to Financial Statements are an integral part of this statement.
50	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-74 Class WF
1-month USD LIBOR + 0.600% 07/25/2034	1.816%	1,319,144	1,319,982
CMO Series 2010-86 Class FE
1-month USD LIBOR + 0.450% 08/25/2025	1.666%	1,418,382	1,418,863
CMO Series 2011-99 Class KF
1-month USD LIBOR + 0.300% 10/25/2026	1.516%	1,375,109	1,374,314
CMO Series 2012-1 Class FA
1-month USD LIBOR + 0.500% 02/25/2042	1.716%	3,043,448	3,066,339
CMO Series 2012-115 Class MT
1-month USD LIBOR + 13.500% 10/25/2042	4.500%	2,201,869	2,135,642
CMO Series 2012-14 Class FB
1-month USD LIBOR + 0.450% 08/25/2037	1.666%	414,024	415,522
CMO Series 2012-47 Class HF
1-month USD LIBOR + 0.400% 05/25/2027	1.616%	2,057,680	2,070,037
CMO Series 2012-73 Class LF
1-month USD LIBOR + 0.450% 06/25/2039	1.666%	2,609,962	2,606,883
CMO Series 2016-32 Class GT
1-month USD LIBOR + 18.000% 01/25/2043	4.500%	1,936,154	1,889,968
Federal National Mortgage Association(n)
02/01/2046	3.500%	10,665,126	11,057,769
Federal National Mortgage Association(a),(f)
CMO Series 2006-43 Class SJ
1-month USD LIBOR + 6.590% 06/25/2036	5.374%	2,400,109	425,658
CMO Series 2016-32 Class SA
1-month USD LIBOR + 6.100% 10/25/2034	4.884%	7,370,028	1,161,155
Federal National Mortgage Association(a),(e)
CMO Series 2016-32 Class TG
01/25/2043	4.500%	1,805,119	1,760,733
CMO Series 2016-40 Class GA
07/25/2046	3.387%	1,545,855	1,621,394
Federal National Mortgage Association(o)
CMO Series G93-28 Class E
07/25/2022	0.000%	254,283	239,703
CMO STRIPS Series 43 Class 1
09/25/2018	0.000%	147	145
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association
05/15/2040	5.000%	1,112,723	1,220,486
05/20/2041	4.500%	1,665,700	1,787,736
02/15/2042	4.000%	2,216,590	2,353,570
03/20/2046- 04/20/2047	3.500%	44,198,267	46,143,846
12/20/2046- 05/20/2047	3.000%	22,954,209	23,451,217
08/20/2059	5.500%	4,614	4,660
12/20/2060	4.297%	64,885	65,398
01/20/2061	5.305%	64,383	67,280
04/20/2061	4.348%	132,943	135,120
01/20/2062- 11/20/2062	4.645%	1,668,757	1,735,168
03/20/2062	4.554%	182,465	188,091
05/20/2062	4.165%	1,885,016	1,947,792
05/20/2062	4.469%	154,060	159,273
05/20/2062	4.503%	204,929	211,757
06/20/2062	4.585%	147,081	151,905
07/20/2062	4.591%	102,587	106,068
08/20/2062- 04/20/2063	4.496%	295,133	306,596
08/20/2062	4.514%	1,654,504	1,717,054
08/20/2062- 04/20/2067	4.534%	4,665,603	5,051,645
09/20/2062	4.528%	1,239,905	1,285,205
10/20/2062	4.473%	55,162	57,481
10/20/2062	4.481%	1,806,779	1,873,230
11/20/2062	4.617%	484,166	503,335
12/20/2062	4.599%	1,749,272	1,816,020
02/20/2063	4.288%	409,024	425,661
02/20/2063	4.306%	227,856	238,546
02/20/2063	4.443%	981,286	1,024,027
02/20/2063	4.582%	215,828	225,047
03/20/2063	4.525%	100,707	105,121
03/20/2063	4.563%	548,853	573,833
04/20/2063	4.210%	1,574,729	1,649,272
04/20/2063	4.435%	1,509,456	1,577,188
04/20/2063	4.519%	230,390	240,747
04/20/2063	4.784%	19,019	19,399
05/20/2063	4.381%	1,709,400	1,789,149
05/20/2063	4.455%	2,304,852	2,413,482
06/20/2063	4.408%	916,212	957,876
06/20/2063	4.425%	4,660,871	4,895,168
06/20/2063	4.601%	2,983,148	3,123,987
01/20/2064	4.683%	83,484	86,168
12/20/2064	4.522%	1,284,274	1,334,050
12/20/2064	4.632%	4,516,230	4,937,658
01/20/2066	4.542%	2,979,740	3,276,048
01/20/2066	4.559%	806,359	888,335
01/20/2066	4.587%	1,070,750	1,176,703
02/20/2066	4.470%	3,738,962	4,115,161
02/20/2066	4.545%	2,625,746	2,894,755
04/20/2066	4.581%	2,568,151	2,836,707
08/20/2066	4.614%	1,079,458	1,204,646
12/20/2066	4.436%	487,429	540,133
12/20/2066	4.544%	644,161	716,244

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	51

Portfolio of Investments  (continued)
August 31, 2017
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
12/20/2066	4.565%	2,149,138	2,346,382
01/20/2067	4.611%	458,050	499,064
07/20/2067	4.620%	887,421	969,338
CMO Series 2011-22 Class PL
02/20/2041	5.000%	1,935,000	2,277,230
CMO Series 2013-170 Class WZ
11/16/2043	3.000%	744,886	705,868
Government National Mortgage Association(d)
09/18/2044	4.500%	31,970,000	34,028,069
09/21/2047	3.000%	45,000	45,933
09/21/2047	3.500%	31,585,000	32,937,233
09/21/2047	4.000%	73,540,000	77,501,394
Government National Mortgage Association(a)
1-year CMT + 0.000% 03/20/2066	2.285%	901,688	917,021
1-year CMT + 0.000% 04/20/2066	1.848%	940,976	948,916
CMO Series 2003-60 Class GS
1-month USD LIBOR + 12.417% 05/16/2033	10.464%	416,431	474,818
CMO Series 2004-26 Class XF
1-month USD LIBOR + 0.300% 04/16/2034	1.472%	1,291,251	1,291,450
CMO Series 2010-H26 Class LF
1-month USD LIBOR + 0.350% 08/20/2058	1.426%	444,213	440,384
CMO Series 2011-114 Class KF
1-month USD LIBOR + 0.450% 03/20/2041	1.678%	608,385	610,055
CMO Series 2011-H03 Class FA
1-month USD LIBOR + 0.500% 01/20/2061	1.576%	1,572,248	1,571,359
CMO Series 2012-H20 Class BA
1-month USD LIBOR + 0.560% 09/20/2062	1.636%	398,959	399,798
CMO Series 2012-H21 Class CF
1-month USD LIBOR + 0.700% 05/20/2061	1.776%	374,288	375,237
CMO Series 2012-H21 Class DF
1-month USD LIBOR + 0.650% 05/20/2061	1.726%	333,734	334,472
CMO Series 2012-H22 Class FD
1-month USD LIBOR + 0.470% 01/20/2061	1.546%	525,797	526,638
CMO Series 2012-H24 Class FD
1-month USD LIBOR + 0.590% 09/20/2062	1.362%	745,619	747,131
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-115 Class EF
1-month USD LIBOR + 0.250% 04/16/2028	1.422%	807,462	805,370
CMO Series 2013-135 Class FH
1-month USD LIBOR + 0.150% 09/16/2043	1.322%	2,939,014	2,936,108
CMO Series 2013-H02 Class FD
1-month USD LIBOR + 0.340% 12/20/2062	1.416%	512,383	509,526
CMO Series 2013-H05 Class FB
1-month USD LIBOR + 0.400% 02/20/2062	1.624%	458,828	458,854
CMO Series 2013-H17 Class FA
1-month USD LIBOR + 0.550% 07/20/2063	1.626%	819,252	820,848
CMO Series 2013-H18 Class EA
1-month USD LIBOR + 0.500% 07/20/2063	1.576%	826,099	825,617
CMO Series 2013-H19 Class FC
1-month USD LIBOR + 0.600% 08/20/2063	1.676%	5,282,531	5,300,118
CMO Series 2016-H04 Class FG
1-month USD LIBOR + 0.700% 12/20/2061	1.776%	1,292,375	1,297,339
CMO Series 2016-H10 Class FJ
1-month USD LIBOR + 0.600% 04/20/2066	1.676%	9,160,013	9,182,130
CMO Series 2016-H13 Class FT
1-month USD LIBOR + 0.580% 05/20/2066	1.656%	9,913,018	9,930,882
Government National Mortgage Association(a),(e),(f)
CMO Series 2014-150 Class IO
07/16/2056	0.849%	39,460,305	2,096,396
CMO Series 2014-H05 Class AI
02/20/2064	1.327%	7,421,392	564,287
CMO Series 2014-H14 Class BI
06/20/2064	1.626%	8,993,718	836,435
CMO Series 2014-H15 Class HI
05/20/2064	1.411%	11,631,675	844,298
CMO Series 2014-H20 Class HI
10/20/2064	1.172%	4,117,996	218,647
CMO Series 2015-163 Class IO
12/16/2057	0.803%	5,327,989	299,599
CMO Series 2015-189 Class IG
01/16/2057	0.932%	31,782,266	2,031,742
CMO Series 2015-30 Class IO
07/16/2056	1.056%	8,679,196	552,553

The accompanying Notes to Financial Statements are an integral part of this statement.
52	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-32 Class IO
09/16/2049	0.873%	12,477,261	730,393
CMO Series 2015-73 Class IO
11/16/2055	0.813%	8,970,035	503,395
CMO Series 2015-9 Class IO
02/16/2049	1.017%	27,663,194	1,601,118
CMO Series 2016-72 Class IO
12/16/2055	0.896%	18,289,880	1,235,902
Government National Mortgage Association(a),(c),(e),(f)
CMO Series 2015-H22 Class BI
09/20/2065	1.772%	3,784,092	308,782
Total Residential Mortgage-Backed Securities - Agency (Cost $1,434,815,358)			1,437,280,568

Residential Mortgage-Backed Securities - Non-Agency 3.3%

Ajax Mortgage Loan Trust(b)
CMO Series 2017-A Class A
04/25/2057	3.470%	3,543,009	3,540,009
ASG Resecuritization Trust(a),(b),(e)
CMO Series 2009-2 Class G70
05/24/2036	3.291%	1,131,923	1,130,111
CMO Series 2009-2 Class G75
05/24/2036	3.291%	1,925,000	1,916,530
Asset-Backed Securities Corp. Home Equity Loan Trust(a)
CMO Series 2006-HE1 Class A4
1-month USD LIBOR + 0.300% 01/25/2036	1.534%	3,230,000	2,998,484
Banc of America Funding Trust
CMO Series 2006-3 Class 4A14
03/25/2036	6.000%	1,571,071	1,610,841
CMO Series 2006-3 Class 5A3
03/25/2036	5.500%	1,381,910	1,312,460
Banc of America Funding Trust(a),(p)
CMO Series 2006-D Class 3A1
05/20/2036	3.517%	2,139,148	1,960,683
Bayview Opportunity Master Fund IIIb Trust(b)
CMO Series 2017-RN3 Class A1
05/28/2032	3.228%	3,373,715	3,378,828
Bayview Opportunity Master Fund IVA Trust(b)
CMO Series 2016-SPL1 Class A
04/28/2055	4.000%	3,284,425	3,420,134
Bayview Opportunity Master Fund IVb Trust(a),(b),(e)
CMO Series 2017-RN1 Class A1
02/28/2032	3.598%	3,699,921	3,720,100
Bayview Opportunity Master Fund IVb Trust(b)
CMO Series 2017-RPL1 Class A1
07/28/2032	3.105%	4,664,558	4,664,558
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BCAP LLC Trust(a)
CMO Series 2007-AA1 Class 1A2
1-month USD LIBOR + 0.160% 02/25/2047	1.184%	201,760	202,762
BCAP LLC Trust(a),(b),(e)
CMO Series 2012-RR10 Class 9A1
10/26/2035	3.312%	117,588	118,476
CMO Series 2015-RR2 Class 23A1
03/28/2037	1.441%	2,056,479	2,038,793
BCAP LLC Trust(b),(c)
CMO Series 2013-RR2 Class 7A1
07/26/2036	3.000%	249,307	249,307
BCAP LLC Trust(b)
CMO Series 2013-RR5 Class 1A1
10/26/2036	3.500%	309,084	308,775
CMO Series 2013-RR5 Class 3A1
09/26/2036	3.500%	459,195	458,506
Carrington Mortgage Loan Trust(a)
CMO Series 2006-NC3 Class A3
1-month USD LIBOR + 0.150% 08/25/2036	1.384%	3,800,000	2,743,645
CIM Trust(a),(b)
CMO Series 2017-3 Class A1
1-month USD LIBOR + 0.000% 01/25/2057	3.227%	7,144,466	7,245,740
CIM Trust(b),(c)
CMO Series 2017-6 Class A1
09/25/2037	3.000%	17,995,000	18,016,810
Citicorp Mortgage Securities Trust
CMO Series 2007-8 Class 1A3
09/25/2037	6.000%	1,061,100	1,095,617
Citigroup Commercial Mortgage Trust(b),(f)
CMO Series 2017-1500 Class XCP
07/15/2019	1.492%	153,533,000	3,940,148
Citigroup Mortgage Loan Trust, Inc.(a),(b),(e)
CMO Series 2012-7 Class 12A1
03/25/2036	3.154%	78,780	78,809
CMO Series 2012-9 Class 1A1
02/20/2036	3.179%	127,096	126,919
CMO Series 2013-2 Class 1A1
11/25/2037	3.255%	413,416	415,338
CMO Series 2014-12 Class 3A1
10/25/2035	3.554%	2,065,365	2,094,280
CMO Series 2015-A Class A4
06/25/2058	4.250%	1,414,784	1,469,773
Countrywide Home Equity Loan Trust
CMO Series 2007-S2 Class A3 (NPFGC)
05/25/2037	5.813%	174,054	173,802

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	53

Portfolio of Investments  (continued)
August 31, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2007-S2 Class A6 (NPFGC)
05/25/2037	5.779%	130,403	132,819
Countrywide Home Loan Mortgage Pass-Through Trust(a),(e)
CMO Series 2007-HY5 Class 1A1
09/25/2047	3.718%	1,035,433	1,005,268
Credit Suisse Mortgage Capital Certificates(a),(b),(e)
CMO Series 2009-14R Class 4A9
10/26/2035	3.312%	3,776,000	3,797,901
CMO Series 2011-12R Class 3A1
07/27/2036	3.206%	3,013,329	3,015,637
CMO Series 2014-RPL4 Class A1
08/25/2062	3.625%	2,579,886	2,659,457
Credit Suisse Mortgage Capital Certificates(a),(b)
CMO Series 2016-RPL1 Class A1
1-month USD LIBOR + 3.150% 12/26/2046	4.382%	7,109,468	7,138,617
Credit-Based Asset Servicing & Securitization LLC(a),(e)
CMO Series 2005-CB7 Class AF3
11/25/2035	3.886%	1,403,697	1,403,688
CMO Series 2007-CB1 Class AF3
01/25/2037	1.649%	4,538,601	2,235,432
Downey Savings & Loan Association Mortgage Loan Trust(a)
CMO Series 2005-AR6 Class 2A1A
1-month USD LIBOR + 0.290% 10/19/2045	1.521%	2,509,782	2,485,442
CMO Series 2006-AR2 Class 2A1A
1-month USD LIBOR + 0.200% 10/19/2036	1.431%	3,112,165	2,758,516
Fannie Mae Connecticut Avenue Securities(a)
CMO Series 14-C02 Class 1M2
1-month USD LIBOR + 2.600% 05/25/2024	3.624%	1,390,000	1,445,480
First Franklin Mortgage Loan Trust(a)
Series 2006-FF18 Class A2D
1-month USD LIBOR + 0.210% 12/25/2037	1.444%	3,271,140	2,327,193
Series 2007-FF2 Class A2B
1-month USD LIBOR + 0.100% 03/25/2037	1.334%	5,524,334	3,376,190
First Horizon Mortgage Pass-Through Trust(a),(e)
CMO Series 2007-AR1 Class 1A1
05/25/2037	3.332%	757,592	660,181
Freddie Mac Structured Agency Credit Risk Debt Notes(a)
CMO Series 2014-DN2 Class M2
1-month USD LIBOR + 1.650% 04/25/2024	2.884%	2,645,707	2,683,771
GCAT LLC(b)
CMO Series 20 17-2 Class A1
04/25/2047	3.500%	4,371,675	4,383,957
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-3 Class A1
04/25/2047	3.352%	5,146,104	5,155,933
GreenPoint Mortgage Funding Trust(a)
CMO Series 2006-AR8 Class 1A2A
1-month USD LIBOR + 0.180% 01/25/2047	1.414%	91,680	92,423
GSAMP Trust(a)
CMO Series 2004-OPT Class M1
1-month USD LIBOR + 0.870% 11/25/2034	1.894%	2,186,626	2,065,822
GSR Mortgage Loan Trust(a),(e)
CMO Series 2006-AR2 Class 2A1
04/25/2036	3.442%	2,341,104	2,126,976
HarborView Mortgage Loan Trust(a)
CMO Series 2007-4 Class 2A1
1-month USD LIBOR + 0.220% 07/19/2047	1.451%	984,075	957,782
JPMorgan Mortgage Trust
CMO Series 2006-S2 Class 2A2
06/25/2021	5.875%	903,143	893,857
CMO Series 2007-S1 Class 1A2
03/25/2022	5.500%	343,172	353,462
JPMorgan Resecuritization Trust(a),(b),(e)
CMO Series 2014-1 Class 1016
03/26/2036	3.117%	4,000,000	3,983,355
JPMorgan Resecuritization Trust(b)
CMO Series 2014-5 Class 6A
09/27/2036	4.000%	686,639	692,407
Legacy Mortgage Asset Trust(b)
CMO Series 2017-GS1 Class A1
01/25/2057	3.500%	4,916,581	4,919,294
Lehman XS Trust(a)
CMO Series 2005-4 Class 1A3
1-month USD LIBOR + 0.800% 10/25/2035	2.034%	1,754,221	1,732,000
CMO Series 2005-5N Class 3A1A
1-month USD LIBOR + 0.300% 11/25/2035	1.534%	3,805,778	3,647,190
Long Beach Mortgage Loan Trust(a)
CMO Series 2005-1 Class M3
1-month USD LIBOR + 0.870% 02/25/2035	1.894%	5,925,000	5,848,582
MASTR Alternative Loan Trust
CMO Series 2004-12 Class 4A1
12/25/2034	5.500%	1,111,774	1,174,226
Mill City Mortgage Trust(b)
CMO Series 2016-1 Class A1
04/25/2057	2.500%	1,597,471	1,605,390

The accompanying Notes to Financial Statements are an integral part of this statement.
54	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Mortgage Loan Trust(a)
CMO Series 2005-2AR Class A
1-month USD LIBOR + 0.260% 04/25/2035	1.476%	4,528,567	4,363,742
Morgan Stanley Re-Remic Trust(a),(b),(e)
CMO Series 2010-R1 Class 2B
07/26/2035	3.485%	911,328	912,561
CMO Series 2013-R3 Class 10A
10/26/2035	3.312%	160,093	159,997
Morgan Stanley Resecuritization Trust(a),(b),(e)
CMO Series 2013-R9 Class 2A
06/26/2046	3.259%	235,270	235,072
CMO Series 2013-R9 Class 4A
06/26/2046	3.334%	258,426	257,660
Mortgage Repurchase Agreement Financing Trust(a),(b),(c)
CMO Series 2016-4 Class A1
1-month USD LIBOR + 1.200% 05/10/2019	2.424%	9,420,000	9,420,000
CMO Series 2016-5 Class A
1-month USD LIBOR + 1.170% 06/10/2019	2.401%	1,600,000	1,600,000
Mortgage Repurchase Agreement Financing Trust(a),(b)
CMO Series 2017-1 Class A2
1-month USD LIBOR + 0.850% 07/10/2019	2.081%	3,730,000	3,730,926
MortgageIT Trust(a)
CMO Series 2005-5 Class A1
1-month USD LIBOR + 0.260% 12/25/2035	1.754%	2,466,673	2,375,185
Nationstar Home Equity Loan Trust(a)
CMO Series 2007-B Class 2AV3
1-month USD LIBOR + 0.250% 04/25/2037	1.484%	7,509,000	7,421,013
Nomura Asset Acceptance Corp. Alternative Loan Trust(a),(e)
CMO Series 2007-1 Class 1A3 (AGM)
03/25/2047	5.957%	80,172	80,582
CMO Series 2007-1 Class 1A4 (AGM)
03/25/2047	6.138%	507,753	510,274
Nomura Resecuritization Trust(a),(b)
CMO Series 2014-6R Class 3A1
1-month USD LIBOR + 0.260% 01/26/2036	1.492%	1,237,932	1,197,699
Oaktown Re Ltd.(a),(b),(c)
CMO Series 2017-1A Class M1
1-month USD LIBOR + 2.250% 04/25/2027	3.484%	4,913,753	4,913,753
RALI Trust(a),(e)
CMO Series 2005-QA4 Class A41
04/25/2035	3.860%	1,367,000	1,338,478
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RALI Trust(a),(e),(f)
CMO Series 2006-QS18 Class 1AV
12/25/2036	0.440%	59,052,007	969,386
CMO Series 2006-QS9 Class 1AV
07/25/2036	0.601%	27,671,527	602,050
CMO Series 2007-QS1 Class 2AV
01/25/2037	0.173%	59,117,258	350,021
Residential Asset Mortgage Products Trust(a)
CMO Series 2006-RZ3 Class A3
1-month USD LIBOR + 0.290% 08/25/2036	1.524%	4,147,241	4,115,346
RFMSI Trust(a),(e)
CMO Series 2005-SA5 Class 1A
11/25/2035	3.492%	2,278,800	1,883,154
CMO Series 2006-SA4 Class 2A1
11/25/2036	4.532%	644,644	615,299
Securitized Asset-Backed Receivables LLC Trust(a)
Subordinated, Series 2006-OP1 Class M2
1-month USD LIBOR + 0.390% 10/25/2035	1.624%	6,421,000	6,235,545
Structured Adjustable Rate Mortgage Loan Trust(a),(e)
CMO Series 2004-20 Class 1A2
01/25/2035	3.336%	1,320,936	1,263,007
CMO Series 2006-5 Class 1A1
06/25/2036	3.619%	2,299,362	2,198,641
Structured Asset Securities Corp. Mortgage Loan Trust(a),(b)
CMO Series 2006-GEL4 Class A3
1-month USD LIBOR + 0.300% 10/25/2036	1.534%	7,288,982	7,174,030
Vericrest Opportunity Loan Transferee LVII LLC(b)
CMO Series 2017-NPL4 Class A1
04/25/2047	3.375%	834,185	841,579
Vericrest Opportunity Loan Transferee LX LLC(b)
CMO Series 2017-NPL7 Class A1
04/25/2059	3.250%	933,719	935,164
Verus Securitization Trust(a),(b),(e)
CMO Series 2017-2A Class A3
07/25/2047	2.845%	3,938,491	3,937,944
VML LLC(b)
CMO Series 2014-NPL1 Class A1
04/27/2054	3.875%	92,219	92,262
WaMu Asset-Backed Certificates(a)
CMO Series 2007-HE1 Class 2A3
1-month USD LIBOR + 0.150% 01/25/2037	1.174%	5,445,386	3,318,813
WaMu Mortgage Pass-Through Certificates(a)
CMO Series 2006-AR4 Class 1A1A
1-year MTA + 0.940% 05/25/2046	1.672%	3,392,084	3,324,017

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	55

Portfolio of Investments  (continued)
August 31, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WaMu Mortgage Pass-Through Certificates Trust(a),(e)
CMO Series 2003-AR8 Class A
08/25/2033	3.211%	916,152	925,594
CMO Series 2007-HY1 Class 3A3
02/25/2037	3.172%	6,262,057	5,939,429
CMO Series 2007-HY3 Class 1A1
03/25/2037	2.807%	965,801	864,953
WaMu Mortgage Pass-Through Certificates Trust(a)
CMO Series 2005-AR11 Class A1A
1-month USD LIBOR + 0.320% 08/25/2045	1.554%	2,257,335	2,262,287
CMO Series 2005-AR17 Class A1A1
1-month USD LIBOR + 0.270% 12/25/2045	1.504%	5,507,426	5,276,381
CMO Series 2005-AR2 Class 2A1A
1-month USD LIBOR + 0.310% 01/25/2045	1.854%	2,357,766	2,295,999
CMO Series 2005-AR8 Class 2A1A
1-month USD LIBOR + 0.290% 07/25/2045	1.604%	1,910,710	1,880,727
CMO Series 2005-AR9 Class A1A
1-month USD LIBOR + 0.640% 07/25/2045	1.664%	1,713,236	1,706,609
CMO Series 2006-AR5 Class A12A
1-year MTA + 0.980% 06/25/2046	1.712%	1,018,208	1,006,563
CMO Series 2007-OC2 Class A3
1-month USD LIBOR + 0.310% 06/25/2037	1.544%	4,293,964	3,872,844
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $233,991,899)			249,593,072

Senior Loans 0.2%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Consumer Products 0.0%
Serta Simmons Holdings LLC(a),(q)
2nd Lien Term Loan
3-month USD LIBOR + 8.000% 11/08/2024	9.312%	271,057	261,402
Electric 0.0%
Power Buyer LLC(a),(q)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 05/06/2020	4.546%	1,352,971	1,339,441
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Vistra Operations Co. LLC(a),(q)
Term Loan
3-month USD LIBOR + 4.000% 08/04/2023	3.987%	130,263	130,245
Tranche C Term Loan
3-month USD LIBOR + 4.000% 08/04/2023	3.982%	29,859	29,854
Total			1,499,540
Environmental 0.0%
STI Infrastructure SARL(a),(c),(q)
Term Loan
3-month USD LIBOR + 5.250% 08/22/2020	6.546%	673,372	643,070
Gaming 0.1%
Golden Nugget, Inc.(a),(q)
Delayed Draw Term Loan
3-month USD LIBOR + 4.500% 11/21/2019	4.740%	259,498	260,310
Term Loan
3-month USD LIBOR + 4.500% 11/21/2019	4.740%	605,495	607,390
Twin River Management Group, Inc.(a),(q)
Term Loan
3-month USD LIBOR + 4.250% 07/10/2020	4.796%	1,185,519	1,192,194
Total			2,059,894
Independent Energy 0.0%
Chesapeake Energy Corp.(a),(q)
Tranche A Term Loan
3-month USD LIBOR + 7.500% 08/23/2021	8.814%	160,811	170,728
EMG Utica LLC(a),(q)
Term Loan
3-month USD LIBOR + 3.750% 03/27/2020	5.191%	857,570	862,930
Total			1,033,658
Oil Field Services 0.0%
Drillships Ocean Ventures, Inc.(a),(q)
Term Loan
3-month USD LIBOR + 4.500% 07/25/2021	0.000%	1,462,500	1,204,735
Other Industry 0.0%
EIF Channelview Cogeneration LLC(a),(q)
Term Loan
3-month USD LIBOR + 3.250% 05/08/2020	4.489%	752,000	701,240

The accompanying Notes to Financial Statements are an integral part of this statement.
56	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Other REIT 0.0%
Lightstone Holdco LLC(a),(q)
Tranche B Term Loan
3-month USD LIBOR + 4.500% 01/30/2024	5.739%	1,725,233	1,713,277
Tranche C Term Loan
3-month USD LIBOR + 4.500% 01/30/2024	5.739%	107,500	106,755
Total			1,820,032
Packaging 0.0%
Reynolds Group Holdings, Inc.(a),(q)
Term Loan
3-month USD LIBOR + 3.000% 02/05/2023	4.239%	580,620	580,899
Pharmaceuticals 0.0%
Valeant Pharmaceuticals International, Inc.(a),(q)
Tranche B-F Term Loan
3-month USD LIBOR + 3.000% 04/01/2022	5.990%	590,873	600,723
Technology 0.1%
Ancestry.com Operations, Inc.(a),(q)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 10/19/2024	9.490%	82,535	83,464
Ascend Learning LLC(a),(m),(q)
Term Loan
3-month USD LIBOR + 3.250% 07/12/2024	0.000%	23,000	23,077
BMC Software Finance, Inc.(a),(q)
Tranche B1 Term Loan
3-month USD LIBOR + 4.000% 09/10/2022	5.239%	430,574	431,832
Dell International LLC(a),(q)
Tranche A3 Term Loan
3-month USD LIBOR + 1.750% 12/31/2018	2.436%	3,400,000	3,403,196
First Data Corp.(a),(q)
Term Loan
3-month USD LIBOR + 2.250% 07/08/2022	3.486%	1,374,288	1,372,570
Hyland Software, Inc.(a),(q)
Tranche 1 1st Lien Term Loan
3-month USD LIBOR + 3.250% 07/01/2022	4.489%	28,788	29,004
Information Resources, Inc.(a),(q)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 01/20/2025	9.486%	340,000	338,725
Senior Loans (continued)
Borrower	Weighted Average Coupon		Principal Amount ($)	Value ($)
Kronos, Inc.(a),(q)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 11/01/2024	9.561%		129,000	133,192
Misys Ltd.(a),(q)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 06/13/2024	4.817%		74,661	74,978
2nd Lien Term Loan
3-month USD LIBOR + 7.250% 06/13/2025	8.567%		28,472	28,948
Total				5,918,986
Total Senior Loans (Cost $16,536,480)				16,324,179

Treasury Bills(r) 0.3%
Issuer	Effective Yield		Principal Amount ($)	Value ($)
Japan 0.1%
Japan Treasury Discount Bill
09/25/2017	(0.050%)	JPY	1,060,000,000	9,642,366
Total				9,642,366
Spain 0.0%
Instituto de Credito Oficial(b)
09/14/2018	1.840%		1,900,000	1,895,841
Total				1,895,841
United States 0.2%
U.S. Treasury
08/31/2019	1.330%		10,860,000	10,842,904
Total				10,842,904
U.S. Treasury Bills(n)
09/07/2017	0.930%		1,192,000	1,191,789
Total				1,191,789
Total				12,034,693
Total Treasury Bills (Cost $23,463,660)				23,572,900

U.S. Government & Agency Obligations 1.6%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Federal Home Loan Banks Discount Notes
09/08/2017	0.000%		5,260,000	5,258,753
11/13/2017	0.000%		17,745,000	17,707,132
12/04/2017	0.000%		26,000,000	25,928,786
12/11/2017	0.000%		24,690,000	24,616,720
12/13/2017	0.000%		29,080,000	28,991,772

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	57

Portfolio of Investments  (continued)
August 31, 2017
U.S. Government & Agency Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Discount Notes
09/08/2017	0.000%	2,000,000	1,999,513
Federal National Mortgage Association(s)
STRIPS
05/15/2030	0.000%	1,000,000	683,380
Residual Funding Corp.(s)
STRIPS
01/15/2030	0.000%	10,536,000	7,306,505
04/15/2030	0.000%	12,999,000	9,100,184
Total U.S. Government & Agency Obligations (Cost $121,405,404)			121,592,745

U.S. Treasury Obligations 18.7%

U.S. Treasury
10/31/2017	0.750%	98,135,000	98,074,251
07/31/2019	1.375%	77,110,000	77,185,943
07/15/2020	1.500%	1,450,000	1,453,096
08/15/2020	1.500%	46,785,000	46,872,796
05/15/2021	3.125%	4,005,000	4,230,537
05/31/2021	1.375%	1,865,000	1,851,620
08/15/2021	2.125%	84,600,000	86,324,866
08/31/2021	2.000%	27,100,000	27,509,522
09/30/2021	2.125%	10,000,000	10,199,514
10/31/2021	2.000%	10,045,000	10,193,664
07/31/2022	1.875%	324,742,000	327,181,533
11/30/2022	2.000%	2,765,000	2,798,234
08/15/2023	2.500%	1,685,000	1,748,014
02/29/2024	2.125%	765,000	775,548
11/15/2025	2.250%	12,160,000	12,349,422
05/15/2027	2.375%	62,880,000	64,251,644
08/15/2027	2.250%	101,751,600	102,916,807
02/15/2031	5.375%	11,315,000	15,449,034
05/15/2039	4.250%	64,745,000	82,935,652
05/15/2041	4.375%	6,088,000	7,977,011
11/15/2041	3.125%	21,135,000	22,933,516
02/15/2043	3.125%	980,000	1,060,096
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/15/2043	3.625%	3,835,000	4,511,818
05/15/2045	3.000%	13,075,000	13,811,396
08/15/2045	2.875%	2,000,000	2,061,434
11/15/2046	2.875%	5,925,000	6,102,114
02/15/2047	3.000%	1,745,000	1,842,650
05/15/2047	3.000%	158,767,000	167,735,464
08/15/2047	2.750%	12,935,000	13,000,826
U.S. Treasury(d)
08/31/2022	1.625%	71,915,000	71,634,624
U.S. Treasury(n)
07/31/2024	2.125%	69,678,000	70,505,277
11/15/2040	4.250%	15,275,000	19,634,688
05/15/2043	2.875%	19,355,000	20,011,483
U.S. Treasury(n),(s)
STRIPS
05/15/2043	0.000%	25,207,000	12,324,844
U.S. Treasury(s)
STRIPS
02/15/2045	0.000%	19,275,000	8,919,958
Total U.S. Treasury Obligations (Cost $1,410,543,825)			1,418,368,896

Money Market Funds 4.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.146%(j),(t)	305,159,668	305,159,668
Total Money Market Funds (Cost $305,159,668)		305,159,668
Total Investments (Cost: $7,939,710,517)		8,034,650,608
Other Assets & Liabilities, Net		(464,409,270)
Net Assets		7,570,241,338

At August 31, 2017, securities and/or cash totaling $37,933,455 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,060,000,000 JPY	9,574,261 USD	Goldman Sachs	09/25/2017	—	(76,952)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
90-Day Euro$	240	12/2017	USD	59,151,000	—	(626)
U.S. Treasury 10-Year Note	1,319	12/2017	USD	168,255,980	494,484	—
U.S. Treasury 10-Year Note	63	12/2017	USD	8,036,487	—	(19,791)
The accompanying Notes to Financial Statements are an integral part of this statement.
58	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	985	12/2017	USD	215,122,178	100,704	—
U.S. Treasury 2-Year Note	317	12/2017	USD	69,232,214	386	—
U.S. Treasury 5-Year Note	5,962	12/2017	USD	708,107,157	1,514,751	—
U.S. Treasury 5-Year Note	590	12/2017	USD	70,074,341	159,517	—
U.S. Treasury 5-Year Note	113	12/2017	USD	13,421,018	—	(7,003)
U.S. Treasury Ultra 10-Year Note	324	12/2017	USD	44,737,570	280,997	—
U.S. Ultra Bond	934	12/2017	USD	160,330,702	1,329,939	—
Total					3,880,778	(27,420)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
90-Day Euro$	(240)	12/2018	USD	(59,028,000)	—	(51,626)
U.S. Long Bond	(335)	12/2017	USD	(52,833,855)	—	(380,486)
U.S. Treasury 10-Year Note	(120)	12/2017	USD	(15,307,595)	—	(10,268)
U.S. Treasury 2-Year Note	(1,704)	12/2017	USD	(372,150,448)	—	(37,073)
U.S. Treasury Ultra 10-Year Note	(198)	12/2017	USD	(27,339,626)	—	(75,741)
U.S. Ultra Bond	(62)	12/2017	USD	(10,642,937)	—	(58,283)
Total					—	(613,477)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 0.539%	Receives Annually, Pays Annually	JPMorgan	09/09/2017	USD	351,015,000	825,422	1,050	—	825,422	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 0.590%	Receives Annually, Pays Annually	JPMorgan	10/21/2017	USD	84,800,000	393,175	24	—	393,175	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 0.639%	Receives Annually, Pays Annually	JPMorgan	11/01/2017	USD	83,390,000	203,406	48	—	203,406	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 0.675%	Receives Annually, Pays Annually	JPMorgan	11/14/2017	USD	163,750,000	386,542	—	(2,907)	386,542	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 0.716%	Receives Annually, Pays Annually	JPMorgan	11/22/2017	USD	81,635,000	171,190	39	—	171,190	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.093%	Receives Annually, Pays Annually	JPMorgan	01/07/2018	USD	114,520,000	9,936	94	—	9,936	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.280%	Receives Annually, Pays Annually	JPMorgan	01/31/2018	USD	705,000,000	(54,440)	373	—	—	(54,440)
3-Month USD LIBOR	Fixed rate of 1.391%	Receives Quarterly, Pays Semi annually	JPMorgan	03/30/2018	USD	892,500,000	(3,291,539)	529	—	—	(3,291,539)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 0.655%	Receives Annually, Pays Annually	JPMorgan	09/30/2018	USD	64,700,000	518,453	6,320	—	518,453	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.253%	Receives Annually, Pays Annually	JPMorgan	10/07/2018	USD	37,880,000	(46,578)	135	—	—	(46,578)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.080%	Receives Annually, Pays Annually	JPMorgan	11/17/2018	USD	81,845,000	162,535	172	—	162,535	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	59

Portfolio of Investments  (continued)
August 31, 2017
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 0.911%	Receives Annually, Pays Annually	JPMorgan	11/18/2018	USD	123,045,000	460,072	—	(3,994)	460,072	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.431%	Receives Annually, Pays Annually	JPMorgan	03/31/2019	USD	67,286,000	(183,256)	196	—	—	(183,256)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.502%	Receives Annually, Pays Annually	JPMorgan	06/30/2019	USD	35,945,000	(79,272)	—	(39,727)	—	(79,272)
3-Month USD LIBOR	Fixed rate of 1.476%	Receives Quarterly, Pays Semi annually	JPMorgan	12/31/2022	USD	146,365,000	(2,671,782)	5,034,351	—	—	(2,671,782)
3-Month USD LIBOR	Fixed rate of 2.115%	Receives Quarterly, Pays Semi annually	JPMorgan	02/15/2024	USD	3,420,000	(53,153)	113	—	—	(53,153)
3-Month USD LIBOR	Fixed rate of 2.151%	Receives Quarterly, Pays Semi annually	JPMorgan	02/15/2024	USD	6,690,000	(118,727)	129	—	—	(118,727)
3-Month USD LIBOR	Fixed rate of 2.167%	Receives Quarterly, Pays Semi annually	JPMorgan	02/15/2024	USD	42,560,000	(568,302)	—	(228,344)	—	(568,302)
3-Month USD LIBOR	Fixed rate of 1.956%	Receives Quarterly, Pays Semi annually	JPMorgan	05/15/2024	USD	69,165,000	(489,536)	193,475	—	—	(489,536)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.965%	Receives Annually, Pays Annually	JPMorgan	02/15/2027	USD	8,075,000	(162,480)	156	—	—	(162,480)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.824%	Receives Annually, Pays Annually	JPMorgan	02/15/2027	USD	14,238,000	(269,823)	159,471	—	—	(269,823)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 2.067%	Receives Annually, Pays Annually	JPMorgan	02/15/2027	USD	15,490,000	(441,787)	—	(9,357)	—	(441,787)
3-Month USD LIBOR	Fixed rate of 2.309%	Receives Quarterly, Pays Semi annually	JPMorgan	05/08/2027	USD	8,490,000	(248,903)	157	—	—	(248,903)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.823%	Receives Annually, Pays Annually	JPMorgan	05/15/2027	USD	5,535,000	(29,691)	140	—	—	(29,691)
Fixed rate of 2.434%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	JPMorgan	05/03/2032	USD	16,855,000	551,016	322	—	551,016	—
Fixed rate of 2.338%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	JPMorgan	02/15/2036	USD	28,095,000	283,640	—	(169,769)	283,640	—
3-Month USD LIBOR	Fixed rate of 2.508%	Receives Quarterly, Pays Semi annually	JPMorgan	05/03/2037	USD	13,340,000	(500,617)	312	—	—	(500,617)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.369%	Receives Annually, Pays Annually	JPMorgan	02/15/2042	USD	4,280,000	517,937	171	—	517,937	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.380%	Receives Annually, Pays Annually	JPMorgan	09/27/2046	USD	2,780,000	373,626	146	—	373,626	—
Total							(4,352,936)	5,397,923	(454,098)	4,856,950	(9,209,886)

The accompanying Notes to Financial Statements are an integral part of this statement.
60	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Home Depot, Inc.	Barclays	06/20/2022	1.000	Quarterly	USD	14,370,000	(488,800)	(29,139)	—	(434,259)	—	(83,680)
International Business Machines Corp.	Barclays	06/20/2022	1.000	Quarterly	USD	2,055,000	(63,810)	(4,167)	—	(53,504)	—	(14,473)
McDonald’s Corp.	Barclays	06/20/2022	1.000	Quarterly	USD	1,470,000	(49,523)	(2,981)	—	(44,069)	—	(8,435)
PulteGroup, Inc.	Barclays	06/20/2022	5.000	Quarterly	USD	2,060,000	(375,726)	(20,886)	—	(338,813)	—	(57,799)
Weyerhaeuser Co.	Barclays	06/20/2022	1.000	Quarterly	USD	4,940,000	(118,375)	(10,017)	—	(131,070)	2,678	—
Carnival Corp.	Citi	12/20/2022	1.000	Quarterly	USD	5,165,000	(174,708)	(10,473)	—	(176,185)	—	(8,996)
Eastman Chemical Co.	Citi	12/20/2021	1.000	Quarterly	USD	3,480,000	(81,413)	(7,057)	—	(28,166)	—	(60,304)
Energy Transfer Partners LP	Citi	12/20/2021	1.000	Quarterly	USD	880,000	(7,025)	(1,784)	29,864	—	—	(38,673)
Energy Transfer Partners LP	Citi	12/20/2021	1.000	Quarterly	USD	1,760,000	(14,049)	(3,569)	55,092	—	—	(72,710)
International Business Machines Corp.	Citi	06/20/2022	1.000	Quarterly	USD	6,160,000	(191,275)	(12,491)	—	(158,953)	—	(44,813)
Lowe’s Companies, Inc.	Citi	06/20/2022	1.000	Quarterly	USD	6,160,000	(202,237)	(12,491)	—	(197,052)	—	(17,676)
Markit CDX Emerging Markets Index, Series 27	Citi	06/20/2022	1.000	Quarterly	USD	7,346,538	260,818	(14,897)	330,886	—	—	(84,965)
Markit CDX Emerging Markets Index, Series 27	Citi	06/20/2022	1.000	Quarterly	USD	12,301,471	436,730	(24,945)	544,190	—	—	(132,405)
Markit CDX Emerging Markets Index, Series 27	Citi	06/20/2022	1.000	Quarterly	USD	17,573,529	623,899	(35,635)	777,414	—	—	(189,150)
Markit CDX Emerging Markets Index, Series 27	Citi	06/20/2022	1.000	Quarterly	USD	24,488,462	869,394	(49,657)	1,097,003	—	—	(277,266)
Time Warner, Inc.	Citi	06/20/2022	1.000	Quarterly	USD	5,892,000	(126,608)	(11,948)	—	(167,550)	28,994	—
Carnival Corp.	Credit Suisse	12/20/2022	1.000	Quarterly	USD	4,330,000	(146,463)	(8,780)	—	(148,103)	—	(7,140)
Lowe’s Companies, Inc.	Credit Suisse	06/20/2022	1.000	Quarterly	USD	4,105,000	(134,771)	(8,324)	—	(137,183)	—	(5,912)
Carnival Corp.	Goldman Sachs International	12/20/2022	1.000	Quarterly	USD	5,165,000	(174,707)	(10,473)	—	(180,219)	—	(4,961)
Eastman Chemical Co.	Goldman Sachs International	12/20/2021	1.000	Quarterly	USD	1,745,000	(40,825)	(3,538)	—	(10,577)	—	(33,786)
Eastman Chemical Co.	Goldman Sachs International	06/20/2022	1.000	Quarterly	USD	3,090,000	(71,094)	(6,266)	—	(79,206)	1,846	—
Energy Transfer Partners LP	Goldman Sachs International	12/20/2021	1.000	Quarterly	USD	880,000	(7,024)	(1,784)	27,573	—	—	(36,381)
Energy Transfer Partners LP	Goldman Sachs International	12/20/2021	1.000	Quarterly	USD	2,640,000	(21,073)	(5,353)	72,604	—	—	(99,030)
General Electric Co.	Goldman Sachs International	06/20/2022	1.000	Quarterly	USD	9,880,000	(297,265)	(20,034)	—	(308,675)	—	(8,624)
General Mills, Inc.	Goldman Sachs International	06/20/2022	1.000	Quarterly	USD	3,015,000	(83,217)	(6,114)	—	(88,508)	—	(823)
General Mills, Inc.	Goldman Sachs International	12/20/2022	1.000	Quarterly	USD	5,165,000	(137,696)	(10,473)	—	(142,900)	—	(5,269)
General Motors Co.	Goldman Sachs International	06/20/2022	5.000	Quarterly	USD	5,135,000	(890,569)	(52,063)	—	(827,828)	—	(114,804)
Home Depot, Inc.	Goldman Sachs International	06/20/2022	1.000	Quarterly	USD	10,265,000	(349,167)	(20,815)	—	(310,134)	—	(59,848)
Lincoln National Corp.	Goldman Sachs International	12/20/2022	1.000	Quarterly	USD	4,135,000	(37,550)	(8,385)	—	(47,126)	1,191	—
McDonald’s Corp.	Goldman Sachs International	06/20/2022	1.000	Quarterly	USD	7,390,000	(248,965)	(14,985)	—	(218,095)	—	(45,855)
PulteGroup, Inc.	Goldman Sachs International	06/20/2022	5.000	Quarterly	USD	4,100,000	(747,804)	(41,569)	—	(657,850)	—	(131,523)
Walt Disney Co. (The)	Goldman Sachs International	06/20/2022	1.000	Quarterly	USD	5,135,000	(164,525)	(10,413)	—	(155,143)	—	(19,795)
American International Group, Inc.	JPMorgan	12/20/2022	1.000	Quarterly	USD	5,165,000	(83,781)	(10,473)	—	(105,764)	11,510	—
Eastman Chemical Co.	JPMorgan	06/20/2022	1.000	Quarterly	USD	5,140,000	(118,259)	(10,423)	—	(95,489)	—	(33,193)
Energy Transfer Partners LP	JPMorgan	12/20/2021	1.000	Quarterly	USD	880,000	(7,025)	(1,784)	32,499	—	—	(41,308)
Honeywell International, Inc.	JPMorgan	06/20/2022	1.000	Quarterly	USD	4,940,000	(175,213)	(10,017)	—	(184,821)	—	(409)
International Business Machines Corp.	JPMorgan	06/20/2022	1.000	Quarterly	USD	4,105,000	(127,465)	(8,324)	—	(105,926)	—	(29,863)
McDonald’s Corp.	JPMorgan	06/20/2022	1.000	Quarterly	USD	6,165,000	(207,695)	(12,501)	—	(185,646)	—	(34,550)
PulteGroup, Inc.	JPMorgan	06/20/2022	5.000	Quarterly	USD	2,060,000	(375,726)	(20,886)	—	(344,206)	—	(52,406)
PulteGroup, Inc.	JPMorgan	06/20/2022	5.000	Quarterly	USD	4,120,000	(751,451)	(41,772)	—	(675,572)	—	(117,651)
Textron, Inc.	JPMorgan	06/20/2022	1.000	Quarterly	USD	4,105,000	(55,739)	(8,324)	—	(45,993)	—	(18,070)
Time Warner, Inc.	JPMorgan	06/20/2022	1.000	Quarterly	USD	3,928,000	(84,405)	(7,965)	—	(109,770)	17,400	—
Toll Brothers, Inc.	JPMorgan	06/20/2022	1.000	Quarterly	USD	11,820,000	(87,091)	(23,968)	155,084	—	—	(266,143)
Valero Energy Corp.	JPMorgan	06/20/2022	1.000	Quarterly	USD	4,720,000	(77,087)	(9,571)	—	(44,695)	—	(41,963)
Valero Energy Corp.	JPMorgan	06/20/2022	1.000	Quarterly	USD	9,240,000	(150,906)	(18,737)	56,801	—	—	(226,444)
Weyerhaeuser Co.	JPMorgan	06/20/2022	1.000	Quarterly	USD	2,650,000	(63,500)	(5,374)	—	(72,812)	3,938	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	61

Portfolio of Investments  (continued)
August 31, 2017
Credit default swap contracts - buy protection (continued)
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Weyerhaeuser Co.	JPMorgan	06/20/2022	1.000	Quarterly	USD	2,060,000	(49,363)	(4,177)	—	(56,623)	3,083	—
Weyerhaeuser Co.	JPMorgan	06/20/2022	1.000	Quarterly	USD	2,055,000	(49,243)	(4,167)	—	(31,344)	—	(22,066)
Total								(679,969)	3,179,010	(7,099,829)	70,640	(2,549,162)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 28	Morgan Stanley	06/20/2022	5.000	Quarterly	USD	441,160,000	(7,074,707)	—	(29,437,569)	—	(7,074,707)
Markit CDX North America Investment Grade Index, Series 28	Morgan Stanley	06/20/2022	1.000	Quarterly	USD	86,475,000	(472,075)	—	(1,354,304)	—	(472,075)
Total							(7,546,782)	—	(30,791,873)	—	(7,546,782)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Anadarko Petroleum Corp.	Barclays	12/20/2020	1.000	Quarterly	0.959	USD	3,615,000	4,753	7,330	—	(238,390)	250,473	—
Anadarko Petroleum Corp.	Barclays	06/20/2021	1.000	Quarterly	1.138	USD	1,810,000	(9,165)	3,670	—	(151,730)	146,235	—
Bank of America Corp.	Barclays	06/20/2018	1.000	Quarterly	0.198	USD	8,445,000	54,658	17,125	41,039	—	30,744	—
Canadian Natural Resources Ltd.	Barclays	12/20/2020	1.000	Quarterly	0.630	USD	1,810,000	21,638	3,670	—	(147,089)	172,397	—
Citigroup, Inc.	Barclays	06/20/2018	1.000	Quarterly	0.195	USD	8,355,000	54,263	16,942	33,934	—	37,271	—
Frontier Communications Corp.	Barclays	06/20/2019	5.000	Quarterly	5.561	USD	2,055,000	(19,466)	20,835	95,478	—	—	(94,109)
iStar, Inc.	Barclays	06/20/2020	5.000	Quarterly	1.261	USD	1,960,000	199,577	19,872	204,729	—	14,720	—
JPMorgan Chase & Co.	Barclays	06/20/2019	1.000	Quarterly	0.254	USD	10,265,000	137,392	20,815	129,836	—	28,371	—
JPMorgan Chase & Co.	Barclays	06/20/2019	1.000	Quarterly	0.254	USD	5,135,000	68,729	10,413	66,830	—	12,312	—
JPMorgan Chase & Co.	Barclays	06/20/2019	1.000	Quarterly	0.254	USD	5,135,000	68,729	10,413	66,830	—	12,312	—
Navient Corp.	Barclays	06/20/2020	5.000	Quarterly	1.484	USD	2,055,000	196,452	20,835	153,272	—	64,015	—
Navient Corp.	Barclays	06/20/2020	5.000	Quarterly	1.484	USD	875,000	83,647	8,872	79,218	—	13,301	—
Valeant Pharmaceuticals International, Inc.	Barclays	06/20/2019	5.000	Quarterly	2.622	USD	2,055,000	85,502	20,835	—	(21,661)	127,998	—
Verizon Communications, Inc.	Barclays	12/20/2017	1.000	Quarterly	0.219	USD	6,892,000	16,522	13,975	14,524	—	15,973	—
Verizon Communications, Inc.	Barclays	06/20/2022	1.000	Quarterly	0.680	USD	2,645,000	38,768	5,363	20,161	—	23,970	—
Whiting Petroleum Corp.	Barclays	06/20/2020	5.000	Quarterly	4.877	USD	1,750,000	5,353	17,743	89,886	—	—	(66,790)
Whiting Petroleum Corp.	Barclays	06/20/2020	5.000	Quarterly	4.877	USD	1,750,000	5,353	17,743	96,489	—	—	(73,393)
Calpine Corp.	Citi	06/20/2020	5.000	Quarterly	1.832	USD	980,000	83,888	9,936	90,142	—	3,682	—
Dow Chemical Co. (The)	Citi	12/20/2021	1.000	Quarterly	0.457	USD	3,480,000	78,820	7,057	15,434	—	70,443	—
The accompanying Notes to Financial Statements are an integral part of this statement.
62	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Credit default swap contracts - sell protection (continued)
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
FirstEnergy Corp.	Citi	06/20/2022	1.000	Quarterly	0.754	USD	5,165,000	58,372	10,474	65,553	—	3,293	—
Freeport-McMoRan, Inc.	Citi	06/20/2020	1.000	Quarterly	0.852	USD	1,855,000	7,520	3,762	—	(30,086)	41,368	—
Glencore PLC	Citi	06/20/2019	5.000	Quarterly	0.398	USD	1,955,000	161,277	19,822	153,621	—	27,478	—
JPMorgan Chase & Co.	Citi	06/20/2019	1.000	Quarterly	0.254	USD	4,105,000	54,943	8,324	53,412	—	9,855	—
Plains All American Pipeline LP	Citi	12/20/2021	1.000	Quarterly	1.380	USD	1,760,000	(27,091)	3,569	—	(65,006)	41,484	—
Target Corp.	Citi	06/20/2022	1.000	Quarterly	0.638	USD	6,160,000	102,676	12,491	99,867	—	15,300	—
Whiting Petroleum Corp.	Citi	06/20/2020	5.000	Quarterly	4.877	USD	1,030,000	3,151	10,443	—	—	13,594	—
Whiting Petroleum Corp.	Citi	06/20/2020	5.000	Quarterly	4.877	USD	1,030,000	3,151	10,443	39,051	—	—	(25,457)
DISH DBS Corp.	Credit Suisse	06/20/2020	5.000	Quarterly	0.996	USD	1,855,000	203,216	18,808	197,609	—	24,415	—
Markit CMBX North America Index, Series 7 BBB-	Credit Suisse	01/17/2047	3.000	Monthly	5.171	USD	4,500,000	(490,818)	2,625	—	(381,387)	—	(106,806)
Markit CMBX North America Index, Series 7 BBB-	Credit Suisse	01/17/2047	3.000	Monthly	5.171	USD	4,000,000	(436,282)	2,333	—	(300,955)	—	(132,994)
Markit CMBX North America Index, Series 7 BBB-	Credit Suisse	01/17/2047	3.000	Monthly	5.171	USD	5,000,000	(545,352)	2,917	—	(322,318)	—	(220,117)
Target Corp.	Credit Suisse	06/20/2022	1.000	Quarterly	0.638	USD	4,105,000	68,423	8,324	72,223	—	4,524	—
Weatherford International Ltd.	Credit Suisse	06/20/2020	1.000	Quarterly	4.296	USD	410,000	(35,058)	831	—	(15,501)	—	(18,726)
Anadarko Petroleum Corp.	Goldman Sachs International	06/20/2020	1.000	Quarterly	0.712	USD	3,710,000	29,399	7,523	45,619	—	—	(8,697)
Anadarko Petroleum Corp.	Goldman Sachs International	12/20/2020	1.000	Quarterly	0.959	USD	4,525,000	5,950	9,176	—	(280,495)	295,621	—
Anadarko Petroleum Corp.	Goldman Sachs International	12/20/2020	1.000	Quarterly	0.959	USD	1,810,000	2,381	3,670	—	(131,073)	137,124	—
Anadarko Petroleum Corp.	Goldman Sachs International	12/20/2020	1.000	Quarterly	0.959	USD	1,800,000	2,367	3,650	—	(130,550)	136,567	—
AT&T, Inc.	Goldman Sachs International	12/20/2017	1.000	Quarterly	0.117	USD	10,265,000	27,828	20,815	21,849	—	26,794	—
Avis Budget Car Rental LLC/Finance, Inc.	Goldman Sachs International	06/20/2020	5.000	Quarterly	1.613	USD	1,030,000	94,685	10,443	72,472	—	32,656	—
Berkshire Hathaway, Inc.	Goldman Sachs International	12/20/2022	1.000	Quarterly	0.697	USD	4,135,000	63,205	8,385	83,621	—	—	(12,031)
Canadian Natural Resources Ltd.	Goldman Sachs International	06/20/2020	1.000	Quarterly	0.443	USD	3,915,000	60,190	7,939	53,556	—	14,573	—
Citigroup, Inc.	Goldman Sachs International	06/20/2018	1.000	Quarterly	0.195	USD	4,215,000	27,375	8,547	15,410	—	20,512	—
DISH DBS Corp.	Goldman Sachs International	06/20/2020	5.000	Quarterly	0.996	USD	925,000	101,334	9,378	101,396	—	9,316	—
DISH DBS Corp.	Goldman Sachs International	06/20/2022	5.000	Quarterly	2.436	USD	2,060,000	233,273	20,886	201,291	—	52,868	—
Dow Chemical Co. (The)	Goldman Sachs International	12/20/2021	1.000	Quarterly	0.457	USD	1,745,000	39,524	3,538	5,624	—	37,438	—
FirstEnergy Corp.	Goldman Sachs International	06/20/2022	1.000	Quarterly	0.754	USD	9,880,000	111,659	20,034	71,112	—	60,581	—
Ford Motor Co.	Goldman Sachs International	06/20/2022	5.000	Quarterly	1.135	USD	5,135,000	905,847	52,063	830,425	—	127,485	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	63

Portfolio of Investments  (continued)
August 31, 2017
Credit default swap contracts - sell protection (continued)
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Freeport-McMoRan, Inc.	Goldman Sachs International	06/20/2020	1.000	Quarterly	0.852	USD	925,000	3,750	1,876	—	(18,148)	23,774	—
Freeport-McMoRan, Inc.	Goldman Sachs International	06/20/2020	1.000	Quarterly	0.852	USD	925,000	3,750	1,876	—	(18,132)	23,758	—
Glencore PLC	Goldman Sachs International	06/20/2019	5.000	Quarterly	0.398	USD	1,955,000	161,277	19,822	153,621	—	27,478	—
Hertz Corp. (The)	Goldman Sachs International	06/20/2019	5.000	Quarterly	5.413	USD	1,030,000	(7,083)	10,443	—	(1,186)	4,546	—
iStar, Inc.	Goldman Sachs International	06/20/2020	5.000	Quarterly	1.261	USD	585,000	59,568	5,931	57,193	—	8,306	—
JPMorgan Chase & Co.	Goldman Sachs International	06/20/2019	1.000	Quarterly	0.254	USD	10,265,000	137,392	20,815	129,836	—	28,371	—
Kroger Co. (The)	Goldman Sachs International	06/20/2022	1.000	Quarterly	1.025	USD	3,015,000	(3,453)	6,114	—	(4,037)	6,698	—
Kroger Co. (The)	Goldman Sachs International	12/20/2022	1.000	Quarterly	1.183	USD	5,165,000	(47,035)	10,474	—	(21,481)	—	(15,080)
Markit CMBX North America Index, Series 6 BBB-	Goldman Sachs International	05/11/2063	3.000	Monthly	6.418	USD	1,700,000	(239,357)	992	—	(146,565)	—	(91,800)
Markit CMBX North America Index, Series 6 BBB-	Goldman Sachs International	05/11/2063	3.000	Monthly	6.418	USD	3,500,000	(492,794)	2,042	—	(283,788)	—	(206,964)
NRG Energy, Inc.	Goldman Sachs International	06/20/2020	5.000	Quarterly	0.957	USD	1,960,000	217,093	19,872	193,766	—	43,199	—
Rite Aid Corp.	Goldman Sachs International	06/20/2020	5.000	Quarterly	2.395	USD	1,750,000	122,261	17,743	150,772	—	—	(10,768)
Sherwin-Williams Co. (The)	Goldman Sachs International	06/20/2022	1.000	Quarterly	0.624	USD	3,090,000	53,463	6,266	64,799	—	—	(5,070)
Sprint Communications, Inc.	Goldman Sachs International	06/20/2020	5.000	Quarterly	1.224	USD	1,960,000	201,998	19,872	193,766	—	28,104	—
Targa Resources Partners LP/Finance Corp.	Goldman Sachs International	06/20/2020	1.000	Quarterly	0.965	USD	1,750,000	1,663	3,549	19,048	—	—	(13,836)
United Rentals North America, Inc.	Goldman Sachs International	06/20/2020	5.000	Quarterly	0.656	USD	1,955,000	233,806	19,822	228,970	—	24,658	—
Verizon Communications, Inc.	Goldman Sachs International	06/20/2019	1.000	Quarterly	0.344	USD	3,915,000	46,043	7,939	43,287	—	10,695	—
Verizon Communications, Inc.	Goldman Sachs International	06/20/2022	1.000	Quarterly	0.680	USD	20,145,000	295,263	40,850	162,702	—	173,411	—
Weatherford International Ltd.	Goldman Sachs International	06/20/2020	1.000	Quarterly	4.296	USD	1,955,000	(167,167)	3,964	—	(76,287)	—	(86,916)
Ally Financial, Inc.	JPMorgan	06/20/2020	5.000	Quarterly	0.911	USD	3,075,000	344,620	31,177	299,924	—	75,873	—
Ally Financial, Inc.	JPMorgan	06/20/2020	5.000	Quarterly	0.911	USD	1,960,000	219,660	19,872	198,658	—	40,874	—
Anadarko Petroleum Corp.	JPMorgan	06/20/2021	1.000	Quarterly	1.138	USD	1,710,000	(8,660)	3,468	—	(113,234)	108,042	—
AT&T, Inc.	JPMorgan	06/20/2022	1.000	Quarterly	0.684	USD	4,005,000	58,225	8,121	47,026	—	19,320	—
Avis Budget Car Rental LLC/Finance, Inc.	JPMorgan	06/20/2020	5.000	Quarterly	1.613	USD	5,125,000	471,130	51,962	385,135	—	137,957	—
Avis Budget Car Rental LLC/Finance, Inc.	JPMorgan	06/20/2020	5.000	Quarterly	1.613	USD	1,750,000	160,873	17,743	91,386	—	87,230	—
Avis Budget Car Rental LLC/Finance, Inc.	JPMorgan	06/20/2020	5.000	Quarterly	1.613	USD	1,750,000	160,874	17,743	103,641	—	74,976	—
The accompanying Notes to Financial Statements are an integral part of this statement.
64	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Credit default swap contracts - sell protection (continued)
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Bank of America Corp.	JPMorgan	06/20/2018	1.000	Quarterly	0.198	USD	12,630,000	81,745	25,611	53,272	—	54,084	—
Bank of America Corp.	JPMorgan	06/20/2021	1.000	Quarterly	0.432	USD	8,535,000	179,214	17,307	41,608	—	154,913	—
Berkshire Hathaway, Inc.	JPMorgan	12/20/2022	1.000	Quarterly	0.697	USD	5,165,000	78,949	10,474	105,764	—	—	(16,341)
Calpine Corp.	JPMorgan	06/20/2020	5.000	Quarterly	1.832	USD	1,955,000	167,347	19,822	174,146	—	13,023	—
Calpine Corp.	JPMorgan	06/20/2020	5.000	Quarterly	1.832	USD	1,960,000	167,775	19,872	182,337	—	5,310	—
Calpine Corp.	JPMorgan	06/20/2020	5.000	Quarterly	1.832	USD	3,075,000	263,218	31,177	308,949	—	—	(14,554)
Cenovus Energy, Inc.	JPMorgan	06/20/2018	1.000	Quarterly	0.700	USD	4,135,000	9,965	8,385	13,289	—	5,061	—
CenturyLink, Inc.	JPMorgan	06/20/2020	1.000	Quarterly	1.643	USD	1,960,000	(34,130)	3,974	—	—	—	(30,156)
CenturyLink, Inc.	JPMorgan	06/20/2020	1.000	Quarterly	1.643	USD	1,955,000	(34,042)	3,964	2,645	—	—	(32,723)
CenturyLink, Inc.	JPMorgan	06/20/2020	1.000	Quarterly	1.643	USD	3,075,000	(53,546)	6,235	—	(4,141)	—	(43,170)
Citigroup, Inc.	JPMorgan	06/20/2018	1.000	Quarterly	0.195	USD	12,665,000	82,255	25,682	63,588	—	44,349	—
Citigroup, Inc.	JPMorgan	06/20/2018	1.000	Quarterly	0.195	USD	8,535,000	55,432	17,307	39,438	—	33,301	—
Citigroup, Inc.	JPMorgan	06/20/2018	1.000	Quarterly	0.195	USD	4,210,000	27,343	8,537	18,434	—	17,446	—
CSC Holdings LLC	JPMorgan	06/20/2020	5.000	Quarterly	0.742	USD	3,075,000	359,595	31,177	341,823	—	48,949	—
CSC Holdings LLC	JPMorgan	06/20/2020	5.000	Quarterly	0.742	USD	1,960,000	229,205	19,872	229,331	—	19,746	—
CVS Health Corp.	JPMorgan	06/20/2022	1.000	Quarterly	0.468	USD	6,165,000	151,624	12,501	142,518	—	21,607	—
DISH DBS Corp.	JPMorgan	06/20/2020	5.000	Quarterly	0.996	USD	3,075,000	336,868	31,177	307,141	—	60,904	—
DISH DBS Corp.	JPMorgan	06/20/2022	5.000	Quarterly	2.436	USD	5,135,000	581,486	52,063	616,137	—	17,412	—
Energy Transfer Equity LP	JPMorgan	06/20/2020	1.000	Quarterly	0.830	USD	3,075,000	14,270	6,235	12,488	—	8,017	—
Equinix, Inc.	JPMorgan	06/20/2020	1.000	Quarterly	0.762	USD	3,075,000	19,989	6,235	53,119	—	—	(26,895)
Freeport-McMoRan, Inc.	JPMorgan	06/20/2020	1.000	Quarterly	0.852	USD	3,075,000	12,466	6,235	—	(32,013)	50,714	—
Frontier Communications Corp.	JPMorgan	06/20/2019	5.000	Quarterly	5.561	USD	1,035,000	(9,804)	10,494	3,108	—	—	(2,418)
Frontier Communications Corp.	JPMorgan	06/20/2019	5.000	Quarterly	5.561	USD	8,200,000	(77,676)	83,139	429,265	—	—	(423,802)
HD Supply, Inc.	JPMorgan	06/20/2020	5.000	Quarterly	0.440	USD	3,075,000	385,390	31,177	389,437	—	27,130	—
Hertz Corp. (The)	JPMorgan	06/20/2019	5.000	Quarterly	5.413	USD	620,000	(4,264)	6,286	—	(9,246)	11,268	—
Hertz Corp. (The)	JPMorgan	06/20/2019	5.000	Quarterly	5.413	USD	8,200,000	(56,397)	83,139	107,035	—	—	(80,293)
Hess Corp.	JPMorgan	06/20/2022	1.000	Quarterly	1.808	USD	4,720,000	(171,051)	9,571	—	(190,956)	29,476	—
International Paper Co.	JPMorgan	06/20/2022	1.000	Quarterly	0.468	USD	2,060,000	50,719	4,177	56,623	—	—	(1,727)
International Paper Co.	JPMorgan	06/20/2022	1.000	Quarterly	0.468	USD	2,650,000	65,246	5,374	72,812	—	—	(2,192)
iStar, Inc.	JPMorgan	06/20/2020	5.000	Quarterly	1.261	USD	3,075,000	313,111	31,177	273,122	—	71,166	—
MGM Resorts International	JPMorgan	06/20/2020	5.000	Quarterly	0.592	USD	3,075,000	373,196	31,177	373,428	—	30,945	—
Navient Corp.	JPMorgan	06/20/2020	5.000	Quarterly	1.484	USD	5,125,000	489,935	51,962	428,727	—	113,170	—
Navient Corp.	JPMorgan	06/20/2020	5.000	Quarterly	1.484	USD	1,750,000	167,295	17,743	157,736	—	27,302	—
NRG Energy, Inc.	JPMorgan	06/20/2020	5.000	Quarterly	0.957	USD	3,075,000	340,592	31,177	308,949	—	62,820	—
Pactiv Corp.	JPMorgan	06/20/2020	5.000	Quarterly	0.819	USD	3,075,000	352,203	31,177	345,513	—	37,867	—
Pactiv Corp.	JPMorgan	06/20/2020	5.000	Quarterly	0.819	USD	1,960,000	224,494	19,872	229,331	—	15,035	—
Plains All American Pipeline LP	JPMorgan	06/20/2021	1.000	Quarterly	1.262	USD	905,000	(8,593)	1,835	—	(111,725)	104,967	—
Plains All American Pipeline LP	JPMorgan	06/20/2021	1.000	Quarterly	1.262	USD	840,000	(7,976)	1,703	—	(84,458)	78,185	—
Plains All American Pipeline LP	JPMorgan	06/20/2021	1.000	Quarterly	1.262	USD	845,000	(8,023)	1,713	—	(73,098)	66,788	—
Rite Aid Corp.	JPMorgan	06/20/2020	5.000	Quarterly	2.395	USD	2,055,000	143,570	20,835	176,612	—	—	(12,207)
Rite Aid Corp.	JPMorgan	06/20/2020	5.000	Quarterly	2.395	USD	1,750,000	122,261	17,743	157,837	—	—	(17,833)
Rite Aid Corp.	JPMorgan	06/20/2020	5.000	Quarterly	2.395	USD	3,075,000	214,830	31,177	327,138	—	—	(81,131)
Sherwin-Williams Co. (The)	JPMorgan	06/20/2022	1.000	Quarterly	0.624	USD	5,140,000	88,932	10,423	45,006	—	54,349	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	65

Portfolio of Investments  (continued)
August 31, 2017
Credit default swap contracts - sell protection (continued)
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Southern Co. (The)	JPMorgan	06/20/2022	1.000	Quarterly	0.683	USD	9,880,000	143,910	20,034	156,759	—	7,185	—
Southern Co. (The)	JPMorgan	06/20/2022	1.000	Quarterly	0.683	USD	5,165,000	75,231	10,474	82,170	—	3,535	—
Sprint Communications, Inc.	JPMorgan	06/20/2020	5.000	Quarterly	1.224	USD	3,075,000	316,911	31,177	290,945	—	57,143	—
Targa Resources Partners LP/Finance Corp.	JPMorgan	06/20/2020	1.000	Quarterly	0.965	USD	5,125,000	4,870	10,392	20,814	—	—	(5,552)
TransDigm, Inc.	JPMorgan	06/20/2020	1.000	Quarterly	1.505	USD	5,125,000	(70,066)	10,392	—	(7,644)	—	(52,030)
United Rentals North America, Inc.	JPMorgan	06/20/2020	5.000	Quarterly	0.656	USD	3,075,000	367,752	31,177	352,451	—	46,478	—
United Rentals North America, Inc.	JPMorgan	06/20/2020	5.000	Quarterly	0.656	USD	1,960,000	234,405	19,872	228,148	—	26,129	—
Valeant Pharmaceuticals International, Inc.	JPMorgan	06/20/2019	5.000	Quarterly	2.622	USD	8,200,000	341,173	83,139	13,471	—	410,841	—
Verizon Communications, Inc.	JPMorgan	06/20/2022	1.000	Quarterly	0.680	USD	10,280,000	150,672	20,846	73,747	—	97,771	—
Weatherford International Ltd.	JPMorgan	06/20/2020	1.000	Quarterly	4.296	USD	3,075,000	(262,934)	6,235	—	(83,697)	—	(173,002)
Whiting Petroleum Corp.	JPMorgan	06/20/2020	5.000	Quarterly	4.877	USD	410,000	1,254	4,157	18,797	—	—	(13,386)
Whiting Petroleum Corp.	JPMorgan	06/20/2020	5.000	Quarterly	4.877	USD	5,125,000	15,676	51,962	337,944	—	—	(270,306)
Anadarko Petroleum Corp.	Morgan Stanley	12/20/2020	1.000	Quarterly	0.959	USD	2,645,000	3,478	5,363	—	(283,291)	292,132	—
Anadarko Petroleum Corp.	Morgan Stanley	12/20/2020	1.000	Quarterly	0.959	USD	3,355,000	4,412	6,803	—	(240,026)	251,241	—
Anadarko Petroleum Corp.	Morgan Stanley	12/20/2020	1.000	Quarterly	0.959	USD	3,345,000	4,398	6,783	—	(199,857)	211,038	—
Bank of America Corp.	Morgan Stanley	06/20/2018	1.000	Quarterly	0.198	USD	4,215,000	27,280	8,547	15,072	—	20,755	—
Bank of America Corp.	Morgan Stanley	06/20/2018	1.000	Quarterly	0.198	USD	4,200,000	27,183	8,517	16,367	—	19,333	—
Canadian Natural Resources Ltd.	Morgan Stanley	06/20/2021	1.000	Quarterly	0.766	USD	845,000	7,297	1,713	—	(48,024)	57,034	—
Enterprise Products Partners LP	Morgan Stanley	06/20/2021	1.000	Quarterly	0.738	USD	5,060,000	48,727	10,261	—	(197,521)	256,509	—
Markit CMBX North America Index, Series 6 BBB-	Morgan Stanley	05/11/2063	3.000	Monthly	6.418	USD	1,300,000	(183,038)	758	—	(98,611)	—	(83,669)
Markit CMBX North America Index, Series 6 BBB-	Morgan Stanley	05/11/2063	3.000	Monthly	6.418	USD	3,000,000	(422,394)	1,750	—	(317,280)	—	(103,364)
Markit CMBX North America Index, Series 6 BBB-	Morgan Stanley	05/11/2063	3.000	Monthly	6.418	USD	3,000,000	(422,394)	1,750	—	(242,643)	—	(178,001)
Markit CMBX North America Index, Series 6 BBB-	Morgan Stanley	05/11/2063	3.000	Monthly	6.418	USD	4,000,000	(563,192)	2,333	—	(358,765)	—	(202,094)
Markit CMBX North America Index, Series 6 BBB-	Morgan Stanley	05/11/2063	3.000	Monthly	6.418	USD	6,000,000	(844,788)	3,500	—	(488,720)	—	(352,568)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	5.171	USD	2,400,000	(261,769)	1,400	—	(270,038)	9,669	—
Noble Energy, Inc.	Morgan Stanley	06/20/2021	1.000	Quarterly	1.174	USD	4,175,000	(26,417)	8,466	—	(222,186)	204,235	—
Noble Energy, Inc.	Morgan Stanley	12/20/2021	1.000	Quarterly	1.336	USD	4,275,000	(58,492)	8,669	—	(301,080)	251,257	—
The accompanying Notes to Financial Statements are an integral part of this statement.
66	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Credit default swap contracts - sell protection (continued)
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Noble Energy, Inc.	Morgan Stanley	12/20/2021	1.000	Quarterly	1.336	USD	4,390,000	(60,066)	8,902	—	(228,375)	177,211	—
Plains All American Pipeline LP	Morgan Stanley	06/20/2021	1.000	Quarterly	1.262	USD	2,715,000	(25,779)	5,505	—	(301,935)	281,661	—
Plains All American Pipeline LP	Morgan Stanley	06/20/2021	1.000	Quarterly	1.262	USD	1,810,000	(17,186)	3,670	—	(239,187)	225,671	—
Plains All American Pipeline LP	Morgan Stanley	06/20/2021	1.000	Quarterly	1.262	USD	1,815,000	(17,233)	3,680	—	(205,710)	192,157	—
Total									2,220,145	14,099,434	(7,739,326)	7,488,622	(3,408,968)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 21	Morgan Stanley	12/20/2018	5.000	Quarterly	1.668	USD	71,266,150	1,070,851	2,709,027	—	1,070,851	—
Markit CDX North America Investment Grade Index, Series 28	Morgan Stanley	06/20/2024	1.000	Quarterly	0.846	USD	40,900,000	287,456	186,497	—	287,456	—
Markit CDX North America Investment Grade Index, Series 28	Morgan Stanley	06/20/2027	1.000	Quarterly	1.061	USD	9,180,000	38,677	—	(67,027)	38,677	—
Total								1,396,984	2,895,524	(67,027)	1,396,984	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Variable rate security.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At August 31, 2017, the value of these securities amounted to $1,454,931,424, which represents 19.22% of net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents a security purchased on a when-issued basis.
(e)	Represents a variable rate security where the coupon rate adjusts periodically using the weighted average coupon of the underlying mortgages.
(f)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(g)	Non-income producing investment.
(h)	Represents a step bond where the coupon rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter.
(i)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2017, the value of these securities amounted to $1,196,970, which represents 0.02% of net assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	67

Portfolio of Investments  (continued)
August 31, 2017
Notes to Portfolio of Investments  (continued)
(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions ($)	Realized gain (loss) ($)	Net change in unrealized appreciation (depreciation) ($)	Dividends — affiliated issuers ($)	Value ($)
Columbia Mortgage Opportunities Fund, Class I Shares	7,407,460	1,528,161	(8,935,621)*	—	946,900	(435,966)	(22,058)	1,690,132	—
Columbia Mortgage Opportunities Fund, Class Y Shares	—	7,059,306*	—	7,059,306	—	—	1,225,607	1,116,412	70,098,910
Columbia Short-Term Cash Fund, 1.146%	370,397,057	4,240,406,194	(4,305,643,583)	305,159,668	—	13,091	—	2,075,178	305,159,668
Total	377,804,517	4,248,993,661	(4,314,579,204)	312,218,974	946,900	(422,875)	1,203,549	4,881,722	375,258,578

*	Includes the effect of underlying share class exchange.

(k)	Principal and interest may not be guaranteed by the government.
(l)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At August 31, 2017, the value of these securities amounted to $1,159,325, which represents 0.02% of net assets.
(m)	Represents a security purchased on a forward commitment basis.
(n)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(o)	Represents principal only securities which have the right to receive the principal portion only on an underlying pool of mortgage loans.
(p)	Represents a variable rate security where the coupon adjusts periodically through an auction process.
(q)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of August 31, 2017. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.
(r)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(s)	Zero coupon bond.
(t)	The rate shown is the seven-day current annualized yield at August 31, 2017.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
CMO	Collateralized Mortgage Obligation
NPFGC	National Public Finance Guarantee Corporation
PIK	Payment In Kind
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
The accompanying Notes to Financial Statements are an integral part of this statement.
68	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Fair value measurements  (continued)
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Asset-Backed Securities — Agency	—	59,254,151	—	—	59,254,151
Asset-Backed Securities — Non-Agency	—	973,118,348	5,526,676	—	978,645,024
Commercial Mortgage-Backed Securities - Agency	—	167,415,288	—	—	167,415,288
Commercial Mortgage-Backed Securities - Non-Agency	—	393,979,878	4,602,160	—	398,582,038
Common Stocks
Energy	—	—	556	—	556
Corporate Bonds & Notes	—	2,528,357,866	—	—	2,528,357,866
Fixed-Income Funds	70,098,910	—	—	—	70,098,910
Foreign Government Obligations	—	125,016,747	—	—	125,016,747
Inflation-Indexed Bonds	—	67,304,342	—	—	67,304,342
Municipal Bonds	—	60,487,252	—	—	60,487,252
Preferred Debt	7,596,406	—	—	—	7,596,406
Residential Mortgage-Backed Securities - Agency	—	1,436,971,786	308,782	—	1,437,280,568
Residential Mortgage-Backed Securities - Non-Agency	—	215,393,202	34,199,870	—	249,593,072
Senior Loans	—	15,681,109	643,070	—	16,324,179
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	69

Portfolio of Investments  (continued)
August 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Treasury Bills	12,034,693	11,538,207	—	—	23,572,900
U.S. Government & Agency Obligations	—	121,592,745	—	—	121,592,745
U.S. Treasury Obligations	1,397,124,094	21,244,802	—	—	1,418,368,896
Money Market Funds	—	—	—	305,159,668	305,159,668
Total Investments	1,486,854,103	6,197,355,723	45,281,114	305,159,668	8,034,650,608
Derivatives
Asset
Futures Contracts	3,880,778	—	—	—	3,880,778
Swap Contracts	—	13,813,196	—	—	13,813,196
Liability
Forward Foreign Currency Exchange Contracts	—	(76,952)	—	—	(76,952)
Futures Contracts	(640,897)	—	—	—	(640,897)
Swap Contracts	—	(22,714,798)	—	—	(22,714,798)
Total	1,490,093,984	6,188,377,169	45,281,114	305,159,668	8,028,911,935
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, Management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between Levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 08/31/2016 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 08/31/2017 ($)
Asset-Backed Securities — Non-Agency	59,953,226	—	160	(8,790)	5,534,990	(1,980,000)	—	(57,972,910)	5,526,676
Commercial Mortgage-Backed Securities — Non-Agency	5,155,744	(947,365)	—	393,781	—	—	—	—	4,602,160
Common Stocks	5,893	—	(2)	(5,334)	7,499	(7,500)	—	—	556
Residential Mortgage-Backed Securities — Agency	289,839	(68,481)	(11)	34,149	343,125	—	—	(289,839)	308,782
Residential Mortgage-Backed Securities — Non-Agency	4,295,543	(1,691)	—	24,175	31,237,072	(1,355,229)	—	—	34,199,870
Senior Loans	1,363,080	745	—	100,260	—	—	542,065	(1,363,080)	643,070
Total	71,063,325	(1,016,792)	147	538,241	37,122,686	(3,342,729)	542,065	(59,625,829)	45,281,114
(a) Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2017 was $537,120, which is comprised of Asset-Backed Securities — Non-Agency of $(8,314), Commercial Mortgage-Backed Securities — Non-Agency of $393,781, Common Stocks of $(6,941), Residential Mortgage-Backed Securities — Agency of $34,149, Residential Mortgage-Backed Securities — Non-Agency of $24,185 and Senior Loans of $100,260.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.
Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the closing prices of similar securities from the issuer and quoted bids from market participants.
The accompanying Notes to Financial Statements are an integral part of this statement.
70	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Fair value measurements  (continued)
Certain senior loans, residential and commercial asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	71

Statement of Assets and Liabilities
August 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$7,565,677,546
Investments in affiliated issuers, at cost	374,032,971
Investments in unaffiliated issuers, at value	7,659,392,030
Investments in affiliated issuers, at value	375,258,578
Foreign currency (identified cost $45,857)	32,404
Cash collateral held at broker for:
Swap contracts	2,494,000
Margin deposits on:
Futures contracts	695,000
Swap contracts	10,288,122
Unrealized appreciation on swap contracts	7,559,262
Upfront payments on swap contracts	17,278,444
Receivable for:
Investments sold	50,039,541
Investments sold on a delayed delivery basis	117,733,028
Capital shares sold	32,536,933
Dividends	313,729
Interest	42,197,360
Foreign tax reclaims	136,969
Variation margin for futures contracts	1,508,814
Variation margin for swap contracts	323,191
Prepaid expenses	48,990
Trustees’ deferred compensation plan	120,675
Other assets	6,336
Total assets	8,317,963,406
Liabilities
Due to custodian	24,076
Unrealized depreciation on forward foreign currency exchange contracts	76,952
Unrealized depreciation on swap contracts	5,958,130
Upfront receipts on swap contracts	14,839,155
Payable for:
Investments purchased	83,581,430
Investments purchased on a delayed delivery basis	608,459,015
Capital shares purchased	18,022,344
Distributions to shareholders	14,233,473
Variation margin for futures contracts	296,462
Variation margin for swap contracts	1,469,692
Management services fees	93,834
Distribution and/or service fees	144
Transfer agent fees	288,150
Compensation of board members	1,942
Compensation of chief compliance officer	504
Other expenses	256,090
Trustees’ deferred compensation plan	120,675
Total liabilities	747,722,068
Net assets applicable to outstanding capital stock	$7,570,241,338
Represented by
Paid in capital	7,486,877,326
Undistributed net investment income	1,708,885
Accumulated net realized loss	(7,532,839)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	93,714,484
Investments - affiliated issuers	1,225,607
Foreign currency translations	(13,452)
Forward foreign currency exchange contracts	(76,952)
Futures contracts	3,239,881
Swap contracts	(8,901,602)
Total - representing net assets applicable to outstanding capital stock	$7,570,241,338
The accompanying Notes to Financial Statements are an integral part of this statement.
72	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
August 31, 2017
Class A
Net assets	$21,020,873
Shares outstanding	2,067,595
Net asset value per share	$10.17
Class Z
Net assets	$7,549,220,465
Shares outstanding	742,274,877
Net asset value per share	$10.17
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	73

Statement of Operations
Year Ended August 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$724,264
Dividends — affiliated issuers	4,881,722
Interest	195,492,354
Foreign taxes withheld	(15,496)
Total income	201,082,844
Expenses:
Management services fees	31,282,846
Distribution and/or service fees
Class A	8,847,864
Transfer agent fees
Class A	1,999,901
Class Z(a)	1,813,778
Compensation of board members	138,647
Custodian fees	151,638
Printing and postage fees	319,817
Registration fees	314,852
Audit fees	53,622
Legal fees	195,260
Compensation of chief compliance officer	2,976
Other	195,466
Total expenses	45,316,667
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(327,050)
Total net expenses	44,989,617
Net investment income	156,093,227
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	14,908,974
Investments — affiliated issuers	(422,875)
Capital gain distributions from underlying affiliated funds	946,900
Foreign currency translations	(58,707)
Forward foreign currency exchange contracts	36,181
Futures contracts	(18,323,551)
Options purchased	(83,593)
Swap contracts	7,635,115
Net realized gain	4,638,444
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(62,926,148)
Investments — affiliated issuers	1,203,549
Foreign currency translations	1,828
Forward foreign currency exchange contracts	(82,060)
Futures contracts	5,332,794
Swap contracts	2,697,363
Net change in unrealized appreciation (depreciation)	(53,772,674)
Net realized and unrealized loss	(49,134,230)
Net increase in net assets resulting from operations	$106,958,997

(a)	Class Z shares are based on operations from January 3, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
74	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended August 31, 2017 (a)	Year Ended August 31, 2016
Operations
Net investment income	$156,093,227	$114,537,735
Net realized gain	4,638,444	81,213,988
Net change in unrealized appreciation (depreciation)	(53,772,674)	143,064,124
Net increase in net assets resulting from operations	106,958,997	338,815,847
Distributions to shareholders
Net investment income
Class A	(72,687,460)	(107,921,973)
Class Z	(81,134,740)	—
Net realized gains
Class A	(88,689,055)	(18,209,384)
Total distributions to shareholders	(242,511,255)	(126,131,357)
Increase in net assets from capital stock activity	1,091,113,982	1,304,537,319
Total increase in net assets	955,561,724	1,517,221,809
Net assets at beginning of year	6,614,679,614	5,097,457,805
Net assets at end of year	$7,570,241,338	$6,614,679,614
Undistributed net investment income	$1,708,885	$9,346,279

(a)	Class Z shares are based on operations from January 3, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	75

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2017 (a)		August 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	175,198,699	1,750,723,586	237,371,867	2,409,831,765
Distributions reinvested	16,189,824	161,376,159	12,447,472	126,131,125
Redemptions	(824,632,018)	(8,178,534,846)	(121,192,224)	(1,231,425,571)
Net increase (decrease)	(633,243,495)	(6,266,435,101)	128,627,115	1,304,537,319
Class Z
Subscriptions	811,402,435	8,053,277,002	—	—
Distributions reinvested	8,045,258	81,134,577	—	—
Redemptions	(77,172,816)	(776,862,496)	—	—
Net increase	742,274,877	7,357,549,083	—	—
Total net increase	109,031,382	1,091,113,982	128,627,115	1,304,537,319

(a)	Class Z shares are based on operations from January 3, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	77

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
8/31/2017	$10.41	0.22	(0.11)	0.11	(0.21)	(0.14)
8/31/2016	$10.06	0.20	0.38	0.58	(0.19)	(0.04)
8/31/2015	$10.21	0.19	(0.14)	0.05	(0.20)	—
8/31/2014	$9.87	0.21	0.36	0.57	(0.20)	(0.03)
8/31/2013	$10.24	0.19	(0.30)	(0.11)	(0.19)	(0.07)
Class Z
8/31/2017 (c)	$9.91	0.16	0.26 (d)	0.42	(0.16)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class Z shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
(d)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
78	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.35)	$10.17	1.14%	0.79%	0.78%	2.14%	345%	$21,021
(0.23)	$10.41	5.82%	0.80%	0.80%	2.01%	289%	$6,614,680
(0.20)	$10.06	0.49%	0.80%	0.80%	1.86%	269%	$5,097,458
(0.23)	$10.21	5.86%	0.80%	0.80%	2.09%	207%	$4,656,220
(0.26)	$9.87	(1.16%)	0.79%	0.79%	1.88%	213%	$4,013,878

(0.16)	$10.17	4.28%	0.54% (e)	0.53% (e)	2.48% (e)	345%	$7,549,220
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	79

Notes to Financial Statements
August 31, 2017
Note 1. Organization
Multi-Manager Total Return Bond Strategies Fund (formerly known as Active Portfolios® Multi-Manager Total Return Bond Fund) (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.
Class Z shares are not subject to any front-end sales charge or contingent deferred sales charge. Class Z shares commenced operations on January 3, 2017. Effective November 1, 2017, Class Z shares will be renamed Institutional Class shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
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Notes to Financial Statements  (continued)
August 31, 2017
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging)
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	81

Notes to Financial Statements  (continued)
August 31, 2017
purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
August 31, 2017
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to hedge portfolio investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	83

Notes to Financial Statements  (continued)
August 31, 2017
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a single issuer of debt securities and to increase or decrease its credit exposure to a specific debt security or a basket of debt securities, as a protection buyer to reduce overall credit exposure. Additionally, credit default swap contracts were used to hedge the Fund’s exposure on a debt security that it owns or in lieu of selling such debt security. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract
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Notes to Financial Statements  (continued)
August 31, 2017
with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes and to hedge the portfolio risk associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	85

Notes to Financial Statements  (continued)
August 31, 2017
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	8,956,246*
Credit risk	Upfront payments on swap contracts	17,278,444
Interest rate risk	Net assets — unrealized appreciation on futures contracts	3,880,778*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	4,856,950*
Total		34,972,418

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	13,504,912*
Credit risk	Upfront receipts on swap contracts	14,839,155
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	76,952
Interest rate risk	Net assets — unrealized depreciation on futures contracts	640,897*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	9,209,886*
Total		38,271,802

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(10,729,288)	(10,729,288)
Foreign exchange risk	36,181	—	—	—	36,181
Interest rate risk	—	(18,323,551)	(83,593)	18,364,403	(42,741)
Total	36,181	(18,323,551)	(83,593)	7,635,115	(10,735,848)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(1,711,145)	(1,711,145)
Foreign exchange risk	(82,060)	—	—	(82,060)
Interest rate risk	—	5,332,794	4,408,508	9,741,302
Total	(82,060)	5,332,794	2,697,363	7,948,097
86	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	1,438,337,002
Futures contracts — short	411,352,600
Credit default swap contracts — buy protection	499,470,125
Credit default swap contracts — sell protection	579,790,255

Derivative instrument	Average value ($)**
Options contracts — purchased	16,517

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	1,859	(19,238)
Interest rate swap contracts	13,092,248	(3,021,501)

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2017.
**	Based on the ending monthly outstanding amounts for the year ended August 31, 2017.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	87

Notes to Financial Statements  (continued)
August 31, 2017
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
88	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2017:
	Barclays ($)	Citi ($)	Credit Suisse ($)	Goldman Sachs ($)	Goldman Sachs International ($)	JPMorgan (a)($)	JPMorgan (a) ($)	Morgan Stanley (a)($)	Morgan Stanley (a)($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	-	-	-	19,232	19,232
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	303,959	-	-	303,959
OTC credit default swap contracts (c)	1,254,651	2,712,257	298,771	-	3,620,646	10,367,380	-	170,762	-	18,424,467
Total assets	1,254,651	2,712,257	298,771	-	3,620,646	10,367,380	303,959	170,762	19,232	18,747,658
Liabilities
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	-	-	-	1,072,492	1,072,492
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	397,200	-	-	397,200
Forward foreign currency exchange contracts	-	-	-	76,952	-	-	-	-	-	76,952
OTC credit default swap contracts (c)	1,168,919	880,650	1,797,142	-	4,412,627	3,272,343	-	2,852,365	-	14,384,046
Total liabilities	1,168,919	880,650	1,797,142	76,952	4,412,627	3,272,343	397,200	2,852,365	1,072,492	15,930,690
Total financial and derivative net assets	85,732	1,831,607	(1,498,371)	(76,952)	(791,981)	7,095,037	(93,241)	(2,681,603)	(1,053,260)	2,816,968
Total collateral received (pledged) (d)	-	1,831,607	(1,487,399)	-	(704,810)	6,660,000	(93,241)	(2,494,000)	(1,053,260)	2,658,897
Net amount (e)	85,732	-	(10,972)	(76,952)	(87,171)	435,037	-	(187,603)	-	158,071

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	Over-the-Counter swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	89

Notes to Financial Statements  (continued)
August 31, 2017
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
90	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreement below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate, net of waivers, for the year ended August 31, 2017 was 0.46% of the Fund’s average daily net assets.
The Investment Manager has voluntarily agreed to waive a portion of the management services fee on Fund assets that are invested in affiliated mutual funds, exchange-traded funds and closed-end funds that pay a management services fee, or where applicable, an advisory fee to the Investment Manager. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	91

Notes to Financial Statements  (continued)
August 31, 2017
Subadvisory agreement
The Investment Manager has entered into Subadvisory Agreements with Loomis Sayles & Company, L.P., PGIM, Inc., the asset management arm of Prudential Financial and TCW Investment Management Company, LLC, each of which, together with the Investment Manager, manage a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board of Trustees. Each subadviser’s proportionate share of investments in the Fund may also vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transactions with affiliates
For the year ended August 31, 2017, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $23,046,326 and $0, respectively.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
92	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
For the year ended August 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.06
Class Z	0.06 (a)

(a)	Annualized.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
The Fund may pay distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through December 31, 2017
Class A	0.86%
Class Z	0.61*
*Expense cap rate is contractual from January 3, 2017 (the commencement of operations of Class Z shares) through December 31, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments, tax straddles, swap investments, trustees’ deferred compensation, excess distributions, principal and/or interest from fixed income securities, foreign currency transactions, distribution reclassifications, non-deductible expenses and adjustments on certain convertible preferred securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	93

Notes to Financial Statements  (continued)
August 31, 2017
In the Statement of Assets and Liabilities the following reclassifications were made:"
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(9,908,421)	9,908,421	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
August 31, 2017			August 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
222,130,332	20,380,923	242,511,255	126,131,357	—	126,131,357
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
14,127,029	2,908,510	—	80,701,474
At August 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
7,948,210,462	119,602,729	(38,901,255)	80,701,474
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $24,677,889,472 and $23,771,492,114, respectively, for the year ended August 31, 2017, of which $16,009,195,454 and $15,372,224,906, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
94	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended August 31, 2017.
Note 8. Significant risks
Shareholder concentration risk
At August 31, 2017, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	95

Notes to Financial Statements  (continued)
August 31, 2017
Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
96	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Multi-Manager Total Return Bond Strategies Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Multi-Manager Total Return Bond Strategies Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers, agent banks and transfer agent provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Minneapolis, MN
October 20, 2017
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	97

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
0.40%	0.39%	$3,158,613
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
98	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	99

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
100	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	101

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
102	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Board Consideration and Approval of Management Agreement and Subadvisory Agreements
On June 14, 2017, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreements (the Subadvisory Agreements) between the Investment Manager and Loomis, Sayles & Company, L.P., PGIM, Inc. and TCW Investment Management Company LLC (the Subadvisers) with respect to Multi-Manager Total Return Bond Strategies Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement and the Subadvisory Agreements (collectively, the Agreements).
In connection with their deliberations regarding the continuation of the Management Agreement and the Subadvisory Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 27, 2017, April 26, 2017 and June 13, 2017 and at Board meetings held on March 28, 2017 and June 14, 2017. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2017, the Committee recommended that the Board approve the continuation of the Management Agreement and the Subadvisory Agreements. On June 14, 2017, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement and the Subadvisory Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement and the Subadvisory Agreements for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2018 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Agreements;
•	The subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	103

Board Consideration and Approval of Management Agreement and Subadvisory Agreements  (continued)
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager and the Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadvisers’ compliance systems by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the agreements
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s and each Subadviser’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadvisers, which included consideration of the Investment Manager’s and the Subadvisers’ experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Board also noted that the Board had approved the Subadvisers’ codes of ethics and compliance programs, and that the Chief Compliance Officer of the Funds reports to the Trustees on the Subadvisers’ compliance programs.
The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select the Subadvisers, including the Investment Manager’s rationale for recommending the continuation of the Subadvisory Agreements, and the process for monitoring the Subadvisers’ ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and
104	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Board Consideration and Approval of Management Agreement and Subadvisory Agreements  (continued)
the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement and the Subadvisory Agreements. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2016, the Fund’s performance was in the thirty-eighth and fifty-fifth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one- and three-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement and the Subadvisory Agreements.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement and the Subadvisory Agreements, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2016, the Fund’s actual management fee and net total expense ratio are ranked in the fifth and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also considered the fees that the Subadvisers charge to their other clients, and noted that the Investment Manager pays the fees of the Subadvisers. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, warranted the continuation of the Management Agreement and the Subadvisory Agreements.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	105

Board Consideration and Approval of Management Agreement and Subadvisory Agreements  (continued)
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2016 to profitability levels realized in 2015. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Committee and the Board did not consider the profitability to each Subadviser of its relationship with the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
The Committee and the Board noted that the breakpoints, if any, in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Other benefits to the Investment Manager and Subadvisers
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager and the Subadvisers by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
106	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

Board Consideration and Approval of Management Agreement and Subadvisory Agreements  (continued)
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement and the Subadvisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017	107

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
108	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2017

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Multi-Manager Total Return Bond Strategies Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN101_08_G01_(10/17)

Annual Report
August 31, 2017
Multi-Manager Small Cap Equity Strategies Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Multi-Manager Small Cap Equity Strategies Fund   |  Annual Report 2017

Multi-Manager Small Cap Equity Strategies Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Multi-Manager Small Cap Equity Strategies Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
BMO Asset Management Corp.
David Corris, CFA
Thomas Lettenberger, CFA
Columbia Management Investment Advisers, LLC
Christian Stadlinger, Ph.D., CFA
Jarl Ginsberg, CFA, CAIA
Conestoga Capital Advisors, LLC
Robert Mitchell
Joseph Monahan, CFA
Dalton, Greiner, Hartman, Maher & Co., LLC
Bruce Geller, CFA
Jeffrey Baker, CFA
Peter Gulli, CFA
Edward Turville, CFA
EAM Investors, LLC
Montie Weisenberger
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2017)
	Inception	1 Year	5 Years	Life
Class A	04/20/12	15.12	12.74	11.97
Class Z*	01/03/17	15.30	12.78	12.01
Russell 2000 Index		14.91	13.15	12.52
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes the securities of approximately 2,000 of the smallest companies in the Russell 3000 Index based on a combination of their market capitalization and current index membership.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 20, 2012 — August 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Multi-Manager Small Cap Equity Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2017)
Omnicell, Inc.	1.0
Rogers Corp.	1.0
Merit Medical Systems, Inc.	0.9
Sandy Spring Bancorp, Inc.	0.8
Grand Canyon Education, Inc.	0.7
Descartes Systems Group, Inc. (The)	0.7
Blackbaud, Inc.	0.7
Healthcare Services Group, Inc.	0.7
CNO Financial Group, Inc.	0.7
El Paso Electric Co.	0.7
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at August 31, 2017)
Common Stocks	96.6
Exchange-Traded Funds	0.3
Money Market Funds	3.1
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2017)
Consumer Discretionary	9.3
Consumer Staples	1.8
Energy	3.2
Financials	18.3
Health Care	16.8
Industrials	17.6
Information Technology	18.2
Materials	5.0
Real Estate	6.1
Telecommunication Services	0.1
Utilities	3.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017	3

MANAGER DISCUSSION OF FUND PERFORMANCE
The Fund is managed by four independent money management firms and by Columbia Management Investment Advisers, LLC (CMIA) and each invests a portion of the portfolio’s assets. As of August 31, 2017, Dalton, Greiner, Harman, Maher & Co., LLC (DGHM), EAM Investors, LLC (EAM), Conestoga Capital Advisors LLC (Conestoga), BMO Asset Management Corp. (BMO) and CMIA managed approximately 19%, 21%, 21%, 20% and 20% of the portfolio, respectively.
For the 12-month period that ended August 31, 2017, the Fund’s Class A shares returned 15.12%. The Fund outperformed its benchmark, the Russell 2000 Index, which returned 14.91% over the same period. Individual stock selection and sector allocation among the Fund’s managers generally accounted for the relative results.
Small cap equities gained despite heightened volatility
The current bull market for U.S. equities is now in its eighth year and is currently the third longest on record. Still, volatile market conditions reflected shifts in sentiment, as investors reacted to several themes. Perhaps the most significant factors that positively influenced the small cap segment of the U.S. equity market were stable economic growth in the U.S., low unemployment levels and subdued inflation. The Federal Reserve (the Fed) slowly increased its targeted federal funds rate during the period but remained accommodative. In addition, corporate earnings reflected a corporate sector that was generally healthy and seemingly on a growth trajectory.
Negatively influencing U.S. small cap equities were a weakening U.S. dollar, which benefited large multinational companies relative to their more domestically focused peers. Also, valuations for risk assets already appeared lofty to many. Further, while small cap companies experienced a brief span of outperformance after the U.S. presidential election on hopes of being the biggest beneficiary of tax reform, small cap stocks began to wane relative to large caps over increasing concern that such reform might take longer than originally expected.
Heightened volatility led to substantial divergence between styles and sectors as well as to momentum being out of favor for most of the period. After a strong showing in 2016 when value significantly outperformed growth within the small cap equity universe, style leadership changed since the beginning of 2017, with growth then outperforming value. For the period as a whole, there was also a wide dispersion of returns across sectors of the benchmark, with health care and information technology posting strong results, while energy and consumer staples declined sharply.
Individual stock selection impacted Fund performance most
DGHM: Our portion of the Fund underperformed the benchmark, attributable to both stock selection and sector allocation. Stock selection in the retail/apparel, miscellaneous financials and real estate industries detracted most from our portion of the Fund’s results. Having underweights in health care and information technology, which each outpaced the benchmark during the period, and having overweights in energy, financials and real estate, which each lagged the benchmark during the period, also hurt. These detractors were partially offset by effective stock selection in the information technology, banks and consumer durables market segments, which contributed positively.
Individual positions that disappointed most during the annual period were Kite Realty Group Trust, Greenhill & Co. and GameStop. Kite Realty Group Trust is a shopping center real estate investment trust (REIT), whose stock declined during the period due to slower growth and lower occupancy as well as to heightened concerns about the threat from Internet retailing. Greenhill & Co. is a boutique investment bank primarily focused on mergers and acquisitions. Its shares declined significantly during the period on a softer merger and acquisition environment, which, in turn, led to disappointing earnings for the company. Video game retailer GameStop saw its shares drop based on weak gaming trends that led to reduced earnings guidance. We maintained positions in each of these companies, as we believed the fundamentals of each were solid and the valuations of each remained attractive, in our view.
The individual positions in our portion of the Fund’s portfolio that contributed most positively were IPG Photonics, a leading producer of fiber lasers; Teradyne, a semiconductor test equipment manufacturer; and Merit Medical Systems, a medical technology company selling primarily single-use disposable products in the cardiovascular space. Each of these companies saw their respective share price rise based on stronger than market expected earnings.
4	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017

MANAGER DISCUSSION OF FUND PERFORMANCE  (continued)
EAM: Our portion of the Fund outperformed the benchmark due mostly to effective stock selection, while sector allocation effects added further value. Stock selection in financials, health care and information technology contributed most positively. Having overweights to health care and information technology, which each outpaced the benchmark during the period, and meaningful underweights in real estate and energy, which each lagged the benchmark during the period, also helped. These positive contributors were only partially offset by weaker stock selection in industrials, real estate and materials, which detracted. Having an underweight in financials, which outperformed the benchmark during the period, also dampened our portion of the Fund’s relative results.
Our portion of the Fund’s inherent bias toward relative price strength, or medium-term momentum, had a positive effect on relative results, while our growth-oriented portfolio’s underexposure to value relative to the benchmark detracted.
Positions in Weight Watchers International, Loxo Oncology and Exact Sciences were top contributors to our portion of the Fund’s results. Weight Watchers International, an iconic weight-loss company, gained traction during the period under new management. Loxo Oncology, a new purchase for our portion of the Fund during the period, is a clinical-stage biopharmaceutical company. Its stock soared in June 2017 after reporting impressive mid-stage data that expands the company’s addressable market and increases the probability of a potential approval of its lead cancer drug candidate, Larotrectinib, from the FDA. Exact Sciences commercialized Cologuard, an FDA-cleared, non-invasive, stool-based DNA colon cancer screening test. The company reported first quarter 2017 results that surpassed market expectations, reporting accelerating demand. Additionally, UnitedHealth Group, the largest health insurer in the U.S., agreed to reimburse for Cologuard, which we believe should help Exact Sciences expand its addressable market.
The biggest individual detractors from our portion of the Fund’s results during the period were Impinj, Intra-Cellular Therapies and Energy Recovery. Impinj is a provider of a radio-frequency identification technology used in retail sectors and the health care industry to track inventory and plan deliveries. The company reported delays in product ramps at several large customers, reflecting, in our view, uncertainty around its near-term growth. Intra-Cellular Therapies is a biopharmaceutical company focused on developing small molecule drugs that target neuropsychiatric and neurological disorders. Its shares declined on reports of negative Phase III results for its developmental stage schizophrenia drug that came as a surprise after prior positive reports for the same drug. Energy Recovery is an industrial technology company focused on commercializing a novel pressure pumping/fracking solution. The company’s shares declined after reports of a product redesign setback with its key reference customer. We sold our portion of the Fund’s shares in each of these three stocks after the disappointing news from each company.
Conestoga: Our portion of the Fund outperformed the benchmark during the period due primarily to an emphasis on high quality companies, that is, those with positive earnings, sustainable earnings growth and strong balance sheets. Stock selection also added to relative returns as did sector allocation.
More specifically, stock selection was strongest in the consumer discretionary, industrials and information technology sectors. Having an overweight to information technology, which was among the best performers in the benchmark during the period, and having an underweight to real estate, which suffered from a lackluster period, also helped. Only partially offsetting these positive contributors was the detracting effect of having underweight allocations to financials and materials, as each of these sectors outpaced the benchmark during the period. Stock selection in materials also detracted as did having a position in cash during a period when the benchmark rallied.
The biggest individual contributors to our portion of the Fund’s results were Stamps.com, the leading provider of internet-based mailing and shipping solutions; Grand Canyon Education, a leading for-profit university offering both online and campus-based degree programs; and Fox Factory Holding, which designs, manufacturers and markets premium suspension products for high-end mountain bikes and powered vehicles. Stamps.com reported its 11th consecutive earnings per share beating market estimates in the first quarter of 2017, followed by favorable data points from the U.S. Postal Service supporting the company as a key solutions provider for e-commerce logistics and shipping. Grand Canyon Education saw share appreciation on expectations of a less onerous regulatory environment under the new administration. In addition, the company reported solid earnings results with guidance ahead of market expectations. Shares of Fox Factory Holding performed well due to an acceleration of top-line growth, driven in party by new program wins.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017	5

MANAGER DISCUSSION OF FUND PERFORMANCE  (continued)
Positions in NIC, SPS Commerce and HealthStream detracted most from our portion of the Fund’s results. NIC designs, manages and markets eGovernment services on behalf of state and local governments as well as for several federal agencies. Despite positive operating results reported in May 2017, NIC’s stock sold off, as several significant state and federal rebids that will take place during 2018 became more of a focus for investors. SPS Commerce, a cloud-based software solutions provider within supply chain management for retailers, experienced weakness due to lower than market expected guidance for 2017. The company was affected by weakness at several retailers, as they struggle with their transition to an omni-channel selling platform. In addition, SPS Commerce announced a reorganization that may create more margin leverage in the future but which created uncertainty during the annual period. HealthStream offers internet-based solutions to the continuing education and training needs of the healthcare community. The company reported disappointing third quarter 2016 results and its outlook for the fourth quarter of 2016 was below consensus estimates. There were three issues that negatively affected HealthStream’s results during the annual period. First, growth within its workforce development solutions unit was driven by low margin products. Second, its patient survey business was adversely affected by two customers moving from a telephone-based surveying process to an on-line based surveying process, which came at a significantly lower price point. Third was an inability to implement new business wins within its provider solutions division, which caused a $5 million backlog.
BMO: Our portion of the Fund underperformed the benchmark during the period, with both sector allocation and stock selection overall detracting from relative results. Weak stock selection can be attributed to the performance of our stock selection model, which is designed to identify fundamentally strong, attractively valued stocks with positive investor interest. While investor sentiment supported performance, valuations were a significant detractor from returns. Our model struggled most in the consumer discretionary sector, where attractively valued retailers underperformed the benchmark, as the industry faced challenges from the disruption of technology. Other sectors that detracted from our portion of the Fund’s performance during the period were health care and energy, where both stock selection and sector allocation positioning hurt. Having an overweight to real estate, which underperformed the Fund’s benchmark during the period, also dampened relative results. In addition, our strategy’s style detracted, as the Russell 2000 Value Index underperformed the benchmark for the period.
The strongest-contributing sectors to our portion of the Fund were industrials and financials, wherein both stock selection and sector allocation positioning supported relative results. Having an underweight allocation to consumer staples, which underperformed the benchmark during the annual period, especially within the food retailing industry, also added value.
From an individual holdings perspective, the biggest detractors from our portion of the Fund’s results included Express, an apparel and retail accessories company, which faced headwinds from the presence of online retailing. Shares of Dean Foods, a company that engages in the manufacture, sale and direct-to-store distribution of dairy products, declined. Its earnings weakened due to decreasing volume and increasing input costs. DHI Group, a company that provides technology and security clearance for professionals detracted as well. Lower recruitment in the energy sector and increased competition created persistent headwinds for the company. We maintained positions in Express and Dean Foods at the end of the annual period, based primarily on what we see as strong fundamental characteristics of each, but we exited our portion of the Fund’s position in DHI Group, as the stock’s ranking within our model deteriorated.
Conversely, individual positive contributors included ArcBest, a new purchase for our portion of the Fund during the period. Since the time of purchase, ArcBest, a transportation services company, saw improved earnings through an increase in revenue from shipment growth and better than expected contract renewals. Shares of Brink’s, a company that provides secure transportation and cash management services, increased as the company accelerated earnings through organic growth in North America along with an improvement in operating margins. Another positive contributor was Walker & Dunlop, a mortgage operating company. Its shares gained after the company posted better than expected earnings during a seasonally-slower first calendar quarter, partially due to increased platform reach after a series of strategic acquisitions.
CMIA: During the period, our portion of the Fund outperformed the Russell 2000 Value Index, against which our portion of the Fund is managed. Our strategy is to look systematically for value opportunities where we see incremental improvement in a company’s business outlook, i.e. where we see upward inflection points. As such, we successfully navigated the extreme volatility of market behavior that was driven by expectations of infrastructure spending, lower tax rates and removal of many regulatory burdens. We were not enticed by exuberant market expectations, keeping steady our search for bargains with company-specific improvement opportunities.
6	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017

MANAGER DISCUSSION OF FUND PERFORMANCE  (continued)
Sector allocation was the primary driver of outperformance relative to the Russell 2000 Value Index in our portion of the Fund, while stock selection had a rather neutral effect on results overall. From an allocation perspective, overweights to materials and health care contributed positively to relative results as did underweights to real estate, telecommunication services, consumer discretionary and consumer staples. An overweight to energy, the worst performing sector in the Russell 2000 Value Index during the period, detracted. Stock selection was strongest in the industrials, health care, information technology and financials sectors, offset by weaker stock selection in the energy, consumer discretionary and consumer staples sectors.
From an individual holdings perspective, the top three positive contributors to our portion of the Fund’s results were Merit Medical Systems, which designs, develops, manufactures and markets single-used medical products for interventional and diagnostic procedures; United States Steel, the second largest integrated steel producer in North America; and Rogers, which develops, manufactures and sells engineered materials and components worldwide. Merit Medical Systems reported stronger than expected earnings, highlighted by gross margin expansion and improving integration of recent acquisitions. Shares of United States Steel rallied in response to an increase in steel demand coupled with low import levels. We sold our portion of the Fund’s position in United States Steel on the strength of the share price increase. Rogers performed well, having demonstrated strong organic and inorganic growth and robust execution by its management.
The biggest individual detractors from our portion of the Fund’s results were Oasis Petroleum, an independent exploration and production company focused on the acquisition and development of unconventional oil and natural gas resources; SM Energy, an independent energy company engaged in the acquisition, exploration, development and production of crude oil and condensate, natural gas and natural gas liquids; and AmTrust Financial Services, an insurance holding company. We had initiated a Fund position in Oasis Petroleum toward the end of 2016. However, in a falling commodity price environment, the company’s diverse asset base did not garner favor with investors. Similarly, SM Energy underwent an active asset re-deployment transformation, but the market became increasingly concerned about the complexity of the asset repositioning amid challenging conditions for commodities. AmTrust Financial Services had been a highly profitable company, but as a niche player in various business lines, the complexity of the company raised questions on capital ratios sufficiency. We sold our portion of the Fund’s position in SM Energy and in AmTrust Financial Services on weakness.
Sector weighting changes were driven by bottom-up stock selection
DGHM: We initiated a position in our portion of the Fund during the period in Rice Energy, primarily a producer of dry natural gas from the Marcellus and Utica shales in Pennsylvania and Ohio. We established a position in our portion of the Fund in Greenbriar Companies, a leading manufacturer of railcars in the U.S. with approximately one-third market share and also in Europe and South America through two separate joint ventures in which it owns a majority stake. Conversely, we sold our portion of the Fund’s position in PDC Energy due to poor ratings within our stock selection model. We also exited our portion of the Fund’s position in United Fire Group due to rating deterioration and what we viewed as a less attractive upside/downside balance.
We do not engage in significant sector timing activities. Based on individual stock selection, our portion of the Fund was overweight relative to the benchmark in financials, was underweight in non-cyclicals, technology and consumer cyclicals and was rather neutral to the benchmark in utilities and industrials at the end of the period.
EAM: We initiated a Fund position in Ultra Clean Holdings, a leading manufacturer of subsystems for the semiconductor capital equipment industry, on strength after it reported better than expected results and guidance driven by its exposure and positioning in market segments benefiting from secular growth. We established a position in MiMedx Group, a leader in amniotic-based tissue technology for regenerative medicine, after its management pre-released strong first quarter 2017 revenues that beat expectations in a seasonally weak quarter. We purchased shares of Immunomedica, a clinical-stage biopharmaceutical company that develops monoclonal anti-body-based products for the treatment of cancer, auto-immune disorders and other serious disorders.
We sold our portion of the Fund’s position in KeyW Holding, which provides cybersecurity solutions for the Department of Defense and national intelligence agencies. We exited the position due to near-term Federal budget challenges and limited debt capacity to bolster long-term growth. We exited our portion of the Fund’s position in Whiting Petroleum, an exploration and production company, due to increased expectations for execution in Bakken shale completions and stagnating oil prices,
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017	7

MANAGER DISCUSSION OF FUND PERFORMANCE  (continued)
putting upward pressure on the average estimated ultimate recovery. We eliminated our portion of the Fund’s position in Bojangles, a restaurant franchise, after the company reported an in-line quarter with lackluster guidance for the second quarter of 2017.
Changes in sector allocation are a by-product of our purely bottom-up investment process. That said, overall, we increased our portion of the Fund’s exposure relative to the benchmark in health care, information technology and financials during the period. We decreased relative allocations to energy, consumer staples and industrials. As of August 31, 2017, our portion of the Fund was overweight relative to the benchmark in health care and information technology and underweight relative to the benchmark in financials, real estate, utilities, energy, consumer staples, materials and consumer discretionary. Our portion of the Fund was rather neutrally weighted to the benchmark in industrials and telecommunication services.
Conestoga: During the period, we established a new position in our portion of the Fund in LeMaitre Vascular, which manufactures disposable and implantable devices for the treatment of peripheral vascular disease. We initiated a position in Vocera Communications, which provides a secure and integrated communication solution primarily for the health care industry, currently being employed in more than 1,100 hospitals, both domestic and abroad. Conversely, we sold our portion of the Fund’s position in Fleetmatics Group, a market leader in providing software that allows companies to better manage its vehicle fleets. Verizon Communications decided on August 1, 2016 to acquire Fleetmatics Group for a 40% price premium, paying a high multiple of five times forward revenue and 30 times forward earnings. The deal closed in the fourth quarter of 2016, and we sold the stock. We exited our portion of the Fund’s position in iRadimed, a provider of MRI-compatible IV pumps, due to a lack of confidence in the company’s ability to restructure its salesforce.
Our sector allocations are driven more by our bottom-up stock selection process than by any top-down or sector level research. That said, we did not make any material changes in sector weightings relative to the benchmark during the period. At the end of August 2017, our portion of the Fund was overweight relative to the benchmark in health care, information technology and industrials; underweight in financials, consumer discretionary, real estate, materials and utilities; and relatively neutral in energy, consumer staples and telecommunication services.
BMO: In addition to the purchase of ArcBest, already mentioned, we established a position in our portion of the Fund in Rogers, a company that designs and manufactures electronics components. Conversely, in addition to the sale of DHI Group, mentioned earlier, we sold our portion of the Fund’s position in TTM Technologies, a company that engages in the manufacture and sale of circuit boards. We exited our portion of the Fund’s position in Greenhill & Co, an independent investment bank due to a weakening in the stock’s relative ranking by our model.
As a result of bottom-up stock attractiveness strategy, rather than top-down sector positioning, our portion of the Fund’s weights to materials, information technology and industrials increased and its weights to consumer discretionary, financials and utilities decreased. As of August 31, 2017, our portion of the Fund was overweight relative to the benchmark in financials, materials, real estate, energy and utilities and was underweight relative to the benchmark in health care, information technology and consumer discretionary. Our portion of the Fund was rather neutrally weighted compared to the benchmark in industrials, consumer staples and telecommunication services at the end of August 2017.
CMIA: During the period, we established a position in Aaron’s, a specialty retailer providing lease ownership, lease and retail sale of furniture, consumer electronics and home appliances. Its stock had sold off after a major competitor announced poor results. We felt the weakness was specific to the competitor and that Aaron’s may take market share from the competitor. We initiated a position in William Lyon Homes, which engages in the design, construction and sale of single-family homes. We see the company’s focus on first-time buyers and on the western U.S. as positive catalysts for its shares. We exited our portion of the Fund’s position in Cirrus Logic, which develops high precision analog and mixed-signal integrated circuits. Its stock reached our upside price target, and so, true to our sell discipline, we sold the position on valuation.
In general, changes in sector weights are a function of the number of value opportunities with upward inflection points we can find. Based on our individual fundamental, bottom-up stock selection process, notable sector shifts in our portion of the Fund during the period included increased allocations to materials and financials and decreased exposure to information technology, health care, consumer discretionary, consumer staples and real estate. At the end of the period, our portion of the Fund was overweight relative to the Russell 2000 Value Index in materials, health care and industrials. Our portion of the Fund was underweight relative to the Russell 2000 Value Index in real estate, consumer discretionary, consumer staples, utilities, energy, information technology, telecommunication services and financials at the end of August 2017.
8	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017

MANAGER DISCUSSION OF FUND PERFORMANCE  (continued)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017	9

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2017 — August 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,026.30	1,018.45	6.84	6.82	1.34
Class Z	1,000.00	1,000.00	1,027.80	1,019.71	5.57	5.55	1.09
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
10	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017

Portfolio of Investments
August 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 96.9%
Issuer	Shares	Value ($)
Consumer Discretionary 9.0%
Auto Components 2.1%
Cooper Tire & Rubber Co.	66,477	2,233,627
Cooper-Standard Holding, Inc.(a)	31,865	3,204,982
Dana, Inc.	91,115	2,193,138
Dorman Products, Inc.(a)	51,125	3,395,723
Fox Factory Holding Corp.(a)	129,450	5,178,000
Modine Manufacturing Co.(a)	76,396	1,233,795
Tower International, Inc.	55,700	1,250,465
Visteon Corp.(a)	15,835	1,827,992
Total		20,517,722
Diversified Consumer Services 2.2%
Adtalem Global Education, Inc.	46,500	1,590,300
American Public Education, Inc.(a)	28,246	521,139
Capella Education Co.	10,700	720,645
Grand Canyon Education, Inc.(a)	84,596	6,941,102
K12, Inc.(a)	46,272	829,194
ServiceMaster Global Holdings, Inc.(a)	95,669	4,507,923
Sotheby’s (a)	98,048	4,399,414
Weight Watchers International, Inc.(a)	34,541	1,616,864
Total		21,126,581
Hotels, Restaurants & Leisure 0.7%
Arcos Dorados Holdings, Inc., Class A(a)	121,427	1,044,272
Dave & Buster’s Entertainment, Inc.(a)	29,311	1,713,521
Penn National Gaming, Inc.(a)	26,851	595,824
Planet Fitness, Inc., Class A	52,045	1,320,382
Red Robin Gourmet Burgers, Inc.(a)	27,000	1,539,000
Texas Roadhouse, Inc.	19,951	946,675
Total		7,159,674
Household Durables 0.5%
KB Home	81,952	1,753,773
TopBuild Corp.(a)	24,352	1,445,291
William Lyon Homes, Inc., Class A(a)	84,000	2,015,160
Total		5,214,224
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet & Direct Marketing Retail 0.3%
Nutrisystem, Inc.	16,994	922,774
PetMed Express, Inc.	23,696	859,454
Wayfair, Inc., Class A(a)	15,397	1,093,341
Total		2,875,569
Media 0.2%
Gray Television, Inc.(a)	105,319	1,506,062
Nexstar Broadcasting Group, Inc., Class A	11,700	704,340
Total		2,210,402
Multiline Retail 0.2%
Ollie’s Bargain Outlet Holdings, Inc.(a)	33,012	1,381,552
Specialty Retail 2.5%
Aaron’s, Inc.	75,072	3,323,438
American Eagle Outfitters, Inc.	360,139	4,303,661
Caleres, Inc.	77,634	2,094,565
Camping World Holdings, Inc., Class A	35,587	1,307,822
Children’s Place, Inc. (The)	34,556	3,668,119
Conn’s, Inc.(a)	64,244	1,114,633
Express, Inc.(a)	127,045	809,277
GameStop Corp., Class A	79,204	1,465,274
Genesco, Inc.(a)	19,924	421,393
Hibbett Sports, Inc.(a)	68,921	847,728
Lumber Liquidators Holdings, Inc.(a)	41,369	1,552,579
Select Comfort Corp.(a)	100,737	2,974,764
Total		23,883,253
Textiles, Apparel & Luxury Goods 0.3%
Deckers Outdoor Corp.(a)	43,417	2,774,346
Total Consumer Discretionary		87,143,323
Consumer Staples 1.7%
Beverages 0.5%
MGP Ingredients, Inc.	84,325	4,741,595
Food & Staples Retailing 0.3%
United Natural Foods, Inc.(a)	30,000	1,042,500
Weis Markets, Inc.	33,593	1,485,147
Total		2,527,647

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
August 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 0.4%
Darling Ingredients, Inc.(a)	134,678	2,343,397
Dean Foods Co.	91,529	1,006,819
Hostess Brands, Inc.(a)	73,000	973,820
Total		4,324,036
Household Products 0.3%
WD-40 Co.	27,350	2,979,782
Personal Products 0.2%
Edgewell Personal Care Co.(a)	30,114	2,286,857
Total Consumer Staples		16,859,917
Energy 3.1%
Energy Equipment & Services 1.2%
C&J Energy Services, Inc.(a)	40,000	1,010,400
Dril-Quip, Inc.(a)	54,414	2,043,246
Exterran Corp.(a)	46,010	1,276,318
Keane Group, Inc.(a)	93,500	1,210,825
McDermott International, Inc.(a)	239,938	1,473,219
Newpark Resources, Inc.(a)	100,212	806,707
Patterson-UTI Energy, Inc.	60,000	958,200
Precision Drilling Corp.(a)	488,070	1,249,459
Rowan Companies PLC, Class A(a)	85,191	830,612
US Silica Holdings, Inc.	24,735	673,039
Total		11,532,025
Oil, Gas & Consumable Fuels 1.9%
Aegean Marine Petroleum Network, Inc.	110,000	555,500
Arch Coal, Inc.	23,000	1,837,010
Callon Petroleum Co.(a)	77,815	806,163
Carrizo Oil & Gas, Inc.(a)	92,399	1,241,843
Extraction Oil & Gas, Inc.(a)	71,000	932,940
Matador Resources Co.(a)	122,700	2,893,266
Oasis Petroleum, Inc.(a)	126,000	919,800
Pacific Ethanol, Inc.(a)	155,767	778,835
PBF Energy, Inc., Class A	37,500	888,000
PDC Energy, Inc.(a)	21,805	857,591
Renewable Energy Group, Inc.(a)	76,639	927,332
Rice Energy, Inc.(a)	107,520	2,941,747
Common Stocks (continued)
Issuer	Shares	Value ($)
RSP Permian, Inc.(a)	18,478	579,840
WPX Energy, Inc.(a)	238,249	2,380,107
Total		18,539,974
Total Energy		30,071,999
Financials 17.7%
Banks 9.5%
1st Source Corp.	23,555	1,099,312
Ameris Bancorp	51,000	2,246,550
Associated Banc-Corp.	143,803	3,149,286
BancFirst Corp.	17,627	888,401
BancorpSouth, Inc.	68,295	1,983,970
Banner Corp.	28,342	1,562,211
Capital Bank Financial Corp. Class A	66,785	2,511,116
Cathay General Bancorp	107,483	3,790,925
Central Pacific Financial Corp.	56,115	1,627,335
City Holding Co.	18,730	1,186,171
Community Bank System, Inc.	48,000	2,470,080
Community Trust Bancorp, Inc.	80,239	3,414,169
Customers Bancorp, Inc.(a)	98,000	2,761,640
Fidelity Southern Corp.	28,013	612,364
Financial Institutions, Inc.	18,537	504,206
First Interstate Bancsystem, Inc.	28,762	1,012,422
First Midwest Bancorp, Inc.	145,449	3,066,065
Fulton Financial Corp.	207,056	3,613,127
Great Southern Bancorp, Inc.	8,241	410,402
Hancock Holding Co.	116,976	5,141,095
Hanmi Financial Corp.	53,129	1,418,544
Heartland Financial USA, Inc.	29,752	1,353,716
Heritage Financial Corp.	27,861	728,565
Hilltop Holdings, Inc.	73,437	1,738,254
Hope Bancorp, Inc.	125,000	2,017,500
Independent Bank Corp.	39,000	2,702,700
Independent Bank Corp.	22,482	458,633
Investors Bancorp, Inc.	77,873	1,019,358
MB Financial, Inc.	35,100	1,395,927
Old National Bancorp	216,654	3,542,293
Peapack Gladstone Financial Corp.	15,145	461,468
Peoples Bancorp, Inc.	14,725	457,358
Preferred Bank/Los Angeles	26,262	1,412,896

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Prosperity Bancshares, Inc.	25,300	1,511,675
Renasant Corp.	60,000	2,389,800
S&T Bancorp, Inc.	13,124	471,677
Sandy Spring Bancorp, Inc.	183,579	7,080,642
Sterling Bancorp	125,000	2,806,250
Trico Bancshares	20,761	738,676
UMB Financial Corp.	30,000	2,013,600
Umpqua Holdings Corp.	129,151	2,260,142
Union Bankshares Corp.	74,000	2,318,420
United Community Banks, Inc.	57,241	1,494,563
WesBanco, Inc.	49,312	1,872,870
Western Alliance Bancorp(a)	30,500	1,471,015
Wintrust Financial Corp.	57,032	4,152,500
Total		92,339,889
Capital Markets 1.9%
Evercore, Inc., Class A	12,200	920,490
Greenhill & Co., Inc.	136,982	2,061,579
Houlihan Lokey, Inc.	45,500	1,640,275
Legg Mason, Inc.	82,060	3,133,871
LPL Financial Holdings, Inc.	28,418	1,331,099
Moelis & Co., ADR, Class A	70,582	2,780,931
PJT Partners, Inc.	30,274	1,170,393
Stifel Financial Corp.	32,392	1,546,718
Westwood Holdings Group, Inc.	59,200	3,618,896
Total		18,204,252
Consumer Finance 0.5%
Encore Capital Group, Inc.(a)	43,000	1,735,050
Nelnet, Inc., Class A	20,699	981,754
SLM Corp.(a)	190,000	1,932,300
Total		4,649,104
Insurance 3.0%
American Equity Investment Life Holding Co.	140,639	3,904,139
AMERISAFE, Inc.	23,000	1,237,400
Argo Group International Holdings Ltd.	61,963	3,730,173
CNO Financial Group, Inc.	283,488	6,335,957
Employers Holdings, Inc.	133,884	5,643,210
HCI Group, Inc.	29,675	1,157,028
Health Insurance Innovations, Inc., Class A(a)	39,635	1,333,718
Common Stocks (continued)
Issuer	Shares	Value ($)
Horace Mann Educators Corp.	77,772	2,733,686
MBIA, Inc.(a)	115,000	1,156,900
Safety Insurance Group, Inc.	7,051	503,441
Selective Insurance Group, Inc.	29,715	1,497,636
Total		29,233,288
Mortgage Real Estate Investment Trusts (REITS) 0.2%
Blackstone Mortgage Trust, Inc.	30,000	940,500
Invesco Mortgage Capital, Inc.	58,000	984,840
Total		1,925,340
Thrifts & Mortgage Finance 2.6%
BofI Holding, Inc.(a)	52,700	1,397,077
First Defiance Financial Corp.	10,390	508,694
HomeStreet, Inc.(a)	55,493	1,401,198
LendingTree, Inc.(a)	7,292	1,684,087
MGIC Investment Corp.(a)	210,000	2,404,500
NMI Holdings, Inc., Class A(a)	48,215	523,133
Provident Financial Services, Inc.	140,814	3,499,228
Radian Group, Inc.	245,713	4,299,978
TrustCo Bank Corp.	92,012	726,895
Walker & Dunlop, Inc.(a)	58,702	2,828,849
Washington Federal, Inc.	125,190	3,912,188
WSFS Financial Corp.	46,000	2,056,200
Total		25,242,027
Total Financials		171,593,900
Health Care 16.3%
Biotechnology 4.7%
Akebia Therapeutics, Inc.(a)	79,151	1,324,988
Avexis, Inc.(a)	18,908	1,765,062
bluebird bio, Inc.(a)	20,590	2,570,662
Clovis Oncology, Inc.(a)	14,159	1,077,075
Dynavax Technologies Corp.(a)	79,740	1,431,333
Emergent Biosolutions, Inc.(a)	31,712	1,183,809
Enanta Pharmaceuticals, Inc.(a)	26,197	1,122,803
Esperion Therapeutics, Inc.(a)	29,003	1,433,328
Exact Sciences Corp.(a)	37,334	1,563,921
Exelixis, Inc.(a)	40,575	1,186,413
FibroGen, Inc.(a)	36,678	1,767,880
Global Blood Therapeutics, Inc.(a)	40,289	1,224,786

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
August 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
GlycoMimetics, Inc.(a)	96,343	1,175,385
Immunogen, Inc.(a)	201,609	1,685,451
Immunomedics, Inc.(a)	175,296	2,215,742
Ligand Pharmaceuticals, Inc.(a)	40,500	5,219,235
Loxo Oncology, Inc.(a)	22,661	1,889,927
MiMedx Group, Inc.(a)	69,130	1,124,745
Myriad Genetics, Inc.(a)	53,515	1,631,672
Portola Pharmaceuticals, Inc.(a)	28,863	1,831,357
Puma Biotechnology, Inc.(a)	13,512	1,249,860
Repligen Corp.(a)	133,000	5,808,110
Sarepta Therapeutics(a)	29,797	1,200,521
Spark Therapeutics, Inc.(a)	15,966	1,314,481
TG Therapeutics, Inc.(a)	108,853	1,382,433
Total		45,380,979
Health Care Equipment & Supplies 4.6%
Analogic Corp.	14,862	1,063,376
Angiodynamics, Inc.(a)	38,073	648,383
Anika Therapeutics, Inc.(a)	12,086	649,018
AxoGen, Inc.(a)	83,804	1,474,950
Cantel Medical Corp.	70,300	5,711,875
Cutera, Inc.(a)	54,819	2,036,526
Inogen, Inc.(a)	13,426	1,286,211
Insulet Corp.(a)	23,109	1,341,708
Integer Holdings Corp.(a)	29,566	1,358,558
iRhythm Technologies, Inc.(a)	28,072	1,340,157
K2M Group Holdings, Inc.(a)	51,620	1,206,876
LeMaitre Vascular, Inc.	71,000	2,584,400
Masimo Corp.(a)	10,642	897,972
Merit Medical Systems, Inc.(a)	201,772	8,333,184
Natus Medical, Inc.(a)	28,587	960,523
Neogen Corp.(a)	88,412	6,091,587
OraSure Technologies, Inc.(a)	77,262	1,576,917
Orthofix International NV(a)	11,781	579,743
Penumbra, Inc.(a)	13,955	1,200,130
Quidel Corp.(a)	40,674	1,421,150
Tactile Systems Technology, Inc.(a)	41,298	1,357,878
Wright Medical Group NV(a)	35,000	1,036,000
Total		44,157,122
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 2.0%
Almost Family, Inc.(a)	33,640	1,638,268
BioTelemetry, Inc.(a)	43,359	1,610,787
HealthEquity, Inc.(a)	23,860	1,020,492
LHC Group, Inc.(a)	87,217	5,690,909
Magellan Health, Inc.(a)	12,754	1,031,799
Molina Healthcare, Inc.(a)	18,000	1,152,000
National Research Corp., Class A	51,375	1,659,412
National Research Corp., Class B	27,180	1,426,950
Teladoc, Inc.(a)	46,151	1,548,366
Tenet Healthcare Corp.(a)	64,000	1,098,880
Tivity Health, Inc.(a)	30,799	1,207,321
Triple-S Management Corp., Class B(a)	22,989	568,058
Total		19,653,242
Health Care Technology 2.6%
Allscripts Healthcare Solutions, Inc.(a)	315,417	4,144,579
HealthStream, Inc.(a)	132,300	3,107,727
Medidata Solutions, Inc.(a)	82,806	6,207,138
Omnicell, Inc.(a)	184,132	9,445,972
Vocera Communications, Inc.(a)	85,400	2,378,390
Total		25,283,806
Life Sciences Tools & Services 0.7%
Bio-Techne Corp.	25,700	3,181,146
Luminex Corp.	64,559	1,247,926
PAREXEL International Corp.(a)	10,596	931,282
Pra Health Sciences, Inc.(a)	18,464	1,429,114
Total		6,789,468
Pharmaceuticals 1.7%
Aerie Pharmaceuticals, Inc.(a)	23,294	1,335,911
Catalent, Inc.(a)	35,817	1,478,884
Cymabay Therapeutics, Inc.(a)	186,094	1,161,227
Horizon Pharma PLC(a)	103,000	1,409,040
Impax Laboratories, Inc.(a)	87,000	1,883,550
Innoviva, Inc.(a)	57,312	804,660
Intersect ENT, Inc.(a)	43,915	1,356,973
MyoKardia, Inc.(a)	32,565	1,411,693
Nektar Therapeutics(a)	58,842	1,237,447
Omeros Corp.(a)	48,397	990,687

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Phibro Animal Health Corp., Class A	42,316	1,502,218
Sucampo Pharmaceuticals, Inc., Class A(a)	56,916	668,763
Supernus Pharmaceuticals, Inc.(a)	34,474	1,578,909
Total		16,819,962
Total Health Care		158,084,579
Industrials 17.1%
Aerospace & Defense 0.9%
Aerojet Rocketdyne Holdings, Inc.(a)	44,008	1,303,957
Curtiss-Wright Corp.	9,500	919,790
KLX, Inc.(a)	38,094	1,826,226
Kratos Defense & Security Solutions, Inc.(a)	104,841	1,402,773
Mercury Systems, Inc.(a)	35,377	1,706,940
Moog, Inc., Class A(a)	24,313	1,866,266
Total		9,025,952
Air Freight & Logistics 0.4%
Forward Air Corp.	52,989	2,753,838
XPO Logistics, Inc.(a)	16,768	1,026,202
Total		3,780,040
Airlines 0.3%
Hawaiian Holdings, Inc.(a)	28,531	1,222,554
Skywest, Inc.	54,000	1,873,800
Total		3,096,354
Building Products 1.8%
AAON, Inc.	158,850	5,178,510
Builders FirstSource, Inc.(a)	78,578	1,279,250
Continental Building Product(a)	111,175	2,707,111
Simpson Manufacturing Co., Inc.	109,525	4,795,005
Trex Co., Inc.(a)	52,700	4,005,200
Total		17,965,076
Commercial Services & Supplies 2.7%
ABM Industries, Inc.	102,979	4,575,357
ACCO Brands Corp.(a)	125,397	1,373,097
Brink’s Co. (The)	35,288	2,768,344
CECO Environmental Corp.	42,379	316,571
Deluxe Corp.	28,000	1,941,800
Healthcare Services Group, Inc.	124,288	6,363,546
Herman Miller, Inc.	25,774	867,295
HNI Corp.	75,450	2,765,242
Common Stocks (continued)
Issuer	Shares	Value ($)
Kimball International, Inc., Class B	38,351	650,433
Rollins, Inc.	97,125	4,313,321
Total		25,935,006
Construction & Engineering 1.3%
EMCOR Group, Inc.	53,665	3,544,037
Granite Construction, Inc.	38,500	2,126,355
MasTec, Inc.(a)	72,725	2,967,180
Quanta Services, Inc.(a)	100,593	3,614,306
Total		12,251,878
Electrical Equipment 0.2%
Atkore International Group, Inc.(a)	121,367	2,021,974
Machinery 5.3%
AGCO Corp.	18,925	1,295,416
Altra Industrial Motion Corp.	28,169	1,297,182
Barnes Group, Inc.	41,000	2,563,320
Chart Industries, Inc.(a)	30,390	1,025,359
Columbus McKinnon Corp.	67,271	2,221,961
Douglas Dynamics, Inc.	29,328	1,023,547
EnPro Industries, Inc.	37,312	2,629,377
ESCO Technologies, Inc.	68,999	3,756,995
Franklin Electric Co., Inc.	14,761	569,037
Global Brass & Copper Holdings, Inc.	109,635	3,272,605
Greenbrier Companies, Inc. (The)	101,946	4,373,483
Hyster-Yale Materials Handling, Inc.	8,066	574,138
John Bean Technologies Corp.	38,543	3,418,764
Kadant, Inc.	15,747	1,367,627
Kennametal, Inc.	53,500	1,872,500
Mueller Industries, Inc.	95,576	2,851,032
Navistar International Corp.(a)	51,000	1,742,160
Oshkosh Corp.	15,000	1,119,000
Proto Labs, Inc.(a)	46,400	3,331,520
RBC Bearings, Inc.(a)	11,537	1,272,185
REV Group, Inc.	28,000	705,320
Sun Hydraulics Corp.	127,514	6,109,196
Wabash National Corp.	79,115	1,662,997
WABCO Holdings, Inc.(a)	9,051	1,299,905
Total		51,354,626

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
August 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 2.1%
Exponent, Inc.	80,100	5,454,810
Navigant Consulting, Inc.(a)	194,360	2,979,539
On Assignment, Inc.(a)	48,570	2,316,789
RPX Corp.(a)	124,423	1,624,964
TrueBlue, Inc.(a)	81,633	1,669,395
Wageworks, Inc.(a)	100,075	5,899,421
Total		19,944,918
Road & Rail 0.8%
ArcBest Corp.	70,927	2,106,532
Covenant Transportation Group, Inc., Class A(a)	10,583	254,098
Hertz Global Holdings, Inc.(a)	78,000	1,695,720
Old Dominion Freight Line, Inc.	24,634	2,460,937
Saia, Inc.(a)	23,084	1,305,400
Total		7,822,687
Trading Companies & Distributors 1.3%
Aircastle Ltd.	68,246	1,530,075
Rush Enterprises, Inc., Class A(a)	75,676	3,101,959
SiteOne Landscape Supply, Inc.(a)	85,425	4,291,752
Triton International Ltd.	97,794	3,610,555
Total		12,534,341
Total Industrials		165,732,852
Information Technology 17.6%
Communications Equipment 1.0%
Extreme Networks, Inc.(a)	142,688	1,630,924
Infinera Corp.(a)	57,000	482,220
Lumentum Holdings, Inc.(a)	19,495	1,108,291
Netscout Systems, Inc.(a)	103,650	3,394,538
Oclaro, Inc.(a)	165,000	1,387,650
Silicom Ltd.	23,059	1,261,327
Viavi Solutions, Inc.(a)	94,177	945,537
Total		10,210,487
Electronic Equipment, Instruments & Components 4.2%
Benchmark Electronics, Inc.(a)	59,232	1,925,040
II-VI, Inc.(a)	66,860	2,396,931
IPG Photonics Corp.(a)	28,565	5,021,441
Itron, Inc.(a)	17,115	1,242,549
KEMET Corp.(a)	79,456	1,899,793
Common Stocks (continued)
Issuer	Shares	Value ($)
Littelfuse, Inc.	8,064	1,501,194
Mesa Laboratories, Inc.	36,317	4,959,813
Novanta, Inc.(a)	32,769	1,281,268
Rogers Corp.(a)	79,189	9,387,856
Scansource, Inc.(a)	29,196	1,145,943
SYNNEX Corp.	16,300	1,949,643
TTM Technologies, Inc.(a)	354,799	5,052,338
Universal Display Corp.	8,411	1,069,038
Vishay Intertechnology, Inc.	129,842	2,298,203
Total		41,131,050
Internet Software & Services 3.7%
2U, Inc.(a)	29,791	1,492,529
Alarm.com Holdings, Inc.(a)	28,751	1,291,495
Blucora, Inc.(a)	54,326	1,238,633
Box, Inc., Class A(a)	60,907	1,194,995
Carbonite, Inc.(a)	52,743	1,054,860
CoStar Group, Inc.(a)	7,025	2,013,506
Envestnet, Inc.(a)	29,304	1,302,563
GrubHub, Inc.(a)	23,059	1,316,438
GTT Communications, Inc.(a)	40,682	1,291,654
Hortonworks, Inc.(a)	83,597	1,420,313
Instructure, Inc.(a)	59,801	1,770,110
Internap Corp.(a)	286,264	1,279,600
LivePerson, Inc.(a)	111,343	1,491,996
New Relic, Inc.(a)	21,133	1,012,271
NIC, Inc.	180,400	2,949,540
Q2 Holdings, Inc.(a)	31,671	1,285,843
SPS Commerce, Inc.(a)	33,100	2,016,452
Stamps.com, Inc.(a)	32,050	6,129,562
Trade Desk, Inc. (The)(a)	24,523	1,298,983
TrueCar, Inc.(a)	77,918	1,320,710
Web.com Group, Inc.(a)	53,267	1,347,655
Total		35,519,708
IT Services 0.7%
Blackhawk Network Holdings, Inc.(a)	28,252	1,265,690
Convergys Corp.	79,571	1,869,918
Science Applications International Corp.	23,410	1,729,531
Travelport Worldwide Ltd.	131,932	1,997,450
Total		6,862,589

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 3.1%
Axcelis Technologies, Inc.(a)	47,287	988,298
AXT, Inc.(a)	203,830	1,589,874
Brooks Automation, Inc.	76,843	2,003,297
Cohu, Inc.	98,003	1,838,536
Cypress Semiconductor Corp.	57,000	780,330
Diodes, Inc.(a)	68,451	1,926,211
Entegris, Inc.(a)	106,377	2,707,295
Formfactor, Inc.(a)	108,918	1,644,662
Ichor Holdings Ltd.(a)	86,469	1,978,411
Kulicke & Soffa Industries, Inc.(a)	69,500	1,322,585
MKS Instruments, Inc.	11,706	963,989
Monolithic Power Systems, Inc.	10,803	1,094,560
NVE Corp.	25,750	1,952,880
Photronics, Inc.(a)	80,446	635,523
Rudolph Technologies, Inc.(a)	62,171	1,380,196
Semtech Corp.(a)	27,156	1,021,066
Silicon Laboratories, Inc.(a)	16,453	1,248,783
Teradyne, Inc.	107,422	3,825,298
Ultra Clean Holdings, Inc.(a)	43,219	997,062
Total		29,898,856
Software 4.8%
ACI Worldwide, Inc.(a)	170,500	3,880,580
Blackbaud, Inc.	75,626	6,383,591
Bottomline Technologies de, Inc.(a)	156,900	4,755,639
Callidus Software, Inc.(a)	52,126	1,342,244
Descartes Systems Group, Inc. (The)(a)	237,600	6,664,680
Ebix, Inc.	15,700	905,890
Everbridge, Inc.(a)	56,189	1,301,899
Exa Corp.(a)	176,331	2,530,350
Guidewire Software, Inc.(a)	17,908	1,355,815
Paycom Software, Inc.(a)	17,390	1,297,468
Pegasystems, Inc.	17,445	1,003,960
Progress Software Corp.	46,439	1,559,422
Proofpoint, Inc.(a)	13,966	1,281,520
PROS Holdings, Inc.(a)	200,021	5,268,553
RealPage, Inc.(a)	32,086	1,382,906
RingCentral, Inc., Class A(a)	37,776	1,599,813
Common Stocks (continued)
Issuer	Shares	Value ($)
Tyler Technologies, Inc.(a)	13,825	2,388,960
Varonis Systems, Inc.(a)	34,386	1,334,177
Total		46,237,467
Technology Hardware, Storage & Peripherals 0.1%
Electronics for Imaging, Inc.(a)	17,700	629,412
Total Information Technology		170,489,569
Materials 4.9%
Chemicals 2.5%
A. Schulman, Inc.	23,198	705,219
Balchem Corp.	47,250	3,541,860
Ferro Corp.(a)	65,055	1,253,610
KMG Chemicals, Inc.	24,184	1,161,316
Koppers Holdings, Inc.(a)	36,642	1,436,366
Kraton Performance Polymers, Inc.(a)	45,530	1,494,750
Minerals Technologies, Inc.	22,901	1,465,664
Olin Corp.	61,000	1,966,030
Omnova Solutions, Inc.(a)	49,901	434,139
Orion Engineered Carbons SA	205,206	4,411,929
Platform Specialty Products Corp.(a)	97,062	1,133,684
PolyOne Corp.	74,528	2,693,442
Stepan Co.	21,106	1,632,760
Trinseo SA	6,866	459,335
Tronox Ltd., Class A	32,374	669,818
Total		24,459,922
Construction Materials 0.5%
Summit Materials, Inc., Class A(a)	46,717	1,380,020
US Concrete, Inc.(a)	37,741	3,021,167
Total		4,401,187
Metals & Mining 1.2%
AK Steel Holding Corp.(a)	233,000	1,304,800
Allegheny Technologies, Inc.	56,000	1,166,480
Carpenter Technology Corp.	49,000	1,985,970
Cleveland-Cliffs, Inc.(a)	108,000	902,880
Kaiser Aluminum Corp.	52,208	5,028,675
Materion Corp.	30,000	1,146,000
Total		11,534,805

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017	17

Portfolio of Investments  (continued)
August 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Paper & Forest Products 0.7%
Boise Cascade Co.(a)	56,515	1,695,450
KapStone Paper and Packaging Corp.	77,000	1,722,490
Louisiana-Pacific Corp.(a)	61,209	1,559,605
Neenah Paper, Inc.	23,000	1,776,750
Total		6,754,295
Total Materials		47,150,209
Real Estate 5.9%
Equity Real Estate Investment Trusts (REITS) 5.5%
American Assets Trust, Inc.	92,103	3,741,224
Ashford Hospitality Prime, Inc.	79,798	767,657
Brandywine Realty Trust	349,364	6,002,074
Chesapeake Lodging Trust	125,538	3,212,517
Colony NorthStar, Inc.	259,731	3,405,073
Cousins Properties, Inc.	306,827	2,868,832
DCT Industrial Trust, Inc.	28,351	1,654,281
EPR Properties	14,887	1,037,028
First Industrial Realty Trust, Inc.	152,786	4,733,310
Hersha Hospitality Trust	175,433	3,252,528
Highwoods Properties, Inc.	11,200	584,976
Hudson Pacific Properties, Inc.	47,500	1,567,500
Kite Realty Group Trust	140,551	2,827,886
LaSalle Hotel Properties	55,500	1,575,090
Mack-Cali Realty Corp.	138,047	3,159,896
Pebblebrook Hotel Trust	60,013	2,015,837
Preferred Apartment Communities, Inc., Class A	99,629	1,812,252
PS Business Parks, Inc.	14,600	1,972,606
Saul Centers, Inc.	10,427	631,876
Select Income REIT	53,562	1,243,174
Sunstone Hotel Investors, Inc.	99,000	1,564,200
Tier REIT, Inc.	34,177	629,199
UMH Properties, Inc.	61,599	974,496
Xenia Hotels & Resorts, Inc.	97,178	1,939,673
Total		53,173,185
Real Estate Management & Development 0.4%
Kennedy-Wilson Holdings, Inc.	213,097	4,112,772
Total Real Estate		57,285,957
Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services 0.1%
Wireless Telecommunication Services 0.1%
Boingo Wireless, Inc.(a)	66,689	1,373,126
Total Telecommunication Services		1,373,126
Utilities 3.5%
Electric Utilities 1.6%
El Paso Electric Co.	112,168	6,230,932
PNM Resources, Inc.	94,399	4,002,518
Portland General Electric Co.	102,323	4,861,366
Total		15,094,816
Gas Utilities 1.1%
New Jersey Resources Corp.	60,000	2,619,000
ONE Gas, Inc.	24,500	1,843,380
South Jersey Industries, Inc.	63,000	2,260,440
Southwest Gas Corp.	47,080	3,743,801
Total		10,466,621
Independent Power and Renewable Electricity Producers 0.1%
Pattern Energy Group, Inc.	23,390	587,557
Multi-Utilities 0.7%
Black Hills Corp.	27,500	1,935,450
NorthWestern Corp.	33,792	2,038,333
Vectren Corp.	50,337	3,302,611
Total		7,276,394
Total Utilities		33,425,388
Total Common Stocks (Cost $801,113,529)		939,210,819

Exchange-Traded Funds 0.3%
	Shares	Value ($)
iShares Russell 2000 ETF	13,000	1,816,490
iShares Russell 2000 Value ETF	14,000	1,626,520
Total Exchange-Traded Funds (Cost $3,432,838)		3,443,010

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Money Market Funds 3.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.146%(b),(c)	30,072,528	30,072,528
Total Money Market Funds (Cost $30,072,490)		30,072,528
Total Investments (Cost: $834,618,857)		972,726,357
Other Assets & Liabilities, Net		(3,067,312)
Net Assets		969,659,045
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Net change in unrealized appreciation (depreciation) ($)	Dividends — affiliated issuers ($)	Value ($)
Columbia Short-Term Cash Fund, 1.146%	13,907,784	310,273,112	(294,108,368)	30,072,528	(1,582)	38	139,143	30,072,528
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017	19

Portfolio of Investments  (continued)
August 31, 2017
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	87,143,323	—	—	—	87,143,323
Consumer Staples	16,859,917	—	—	—	16,859,917
Energy	30,071,999	—	—	—	30,071,999
Financials	171,593,900	—	—	—	171,593,900
Health Care	158,084,579	—	—	—	158,084,579
Industrials	165,732,852	—	—	—	165,732,852
Information Technology	170,489,569	—	—	—	170,489,569
Materials	47,150,209	—	—	—	47,150,209
Real Estate	57,285,957	—	—	—	57,285,957
Telecommunication Services	1,373,126	—	—	—	1,373,126
Utilities	33,425,388	—	—	—	33,425,388
Total Common Stocks	939,210,819	—	—	—	939,210,819
Exchange-Traded Funds	3,443,010	—	—	—	3,443,010
Money Market Funds	—	—	—	30,072,528	30,072,528
Total Investments	942,653,829	—	—	30,072,528	972,726,357
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017

Statement of Assets and Liabilities
August 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$804,546,367
Investments in affiliated issuers, at cost	30,072,490
Investments in unaffiliated issuers, at value	942,653,829
Investments in affiliated issuers, at value	30,072,528
Receivable for:
Investments sold	4,388,618
Capital shares sold	1,880,985
Dividends	655,810
Expense reimbursement due from Investment Manager	4,140
Prepaid expenses	6,562
Trustees’ deferred compensation plan	31,965
Other assets	6,336
Total assets	979,700,773
Liabilities
Payable for:
Investments purchased	7,356,118
Capital shares purchased	2,189,785
Management services fees	22,273
Distribution and/or service fees	36
Transfer agent fees	285,875
Compensation of board members	626
Compensation of chief compliance officer	67
Other expenses	154,983
Trustees’ deferred compensation plan	31,965
Total liabilities	10,041,728
Net assets applicable to outstanding capital stock	$969,659,045
Represented by
Paid in capital	757,057,660
Excess of distributions over net investment income	(97,155)
Accumulated net realized gain	74,591,040
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	138,107,462
Investments - affiliated issuers	38
Total - representing net assets applicable to outstanding capital stock	$969,659,045
Class A
Net assets	$5,277,745
Shares outstanding	346,577
Net asset value per share	$15.23
Class Z
Net assets	$964,381,300
Shares outstanding	63,512,163
Net asset value per share	$15.18
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017	21

Statement of Operations
Year Ended August 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$8,286,966
Dividends — affiliated issuers	139,143
Interest	1,038
Non-cash dividends - unaffiliated issuers	1,173,803
Foreign taxes withheld	(21,127)
Total income	9,579,823
Expenses:
Management services fees	8,560,553
Distribution and/or service fees
Class A	1,303,432
Transfer agent fees
Class A	1,952,235
Class Z(a)	1,572,314
Compensation of board members	35,401
Custodian fees	71,191
Printing and postage fees	279,358
Registration fees	59,108
Audit fees	33,498
Legal fees	26,175
Compensation of chief compliance officer	396
Other	48,380
Total expenses	13,942,041
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,192,588)
Total net expenses	11,749,453
Net investment loss	(2,169,630)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	101,040,539
Investments — affiliated issuers	(1,582)
Net realized gain	101,038,957
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	36,188,507
Investments — affiliated issuers	38
Net change in unrealized appreciation (depreciation)	36,188,545
Net realized and unrealized gain	137,227,502
Net increase in net assets resulting from operations	$135,057,872

(a)	Class Z shares are based on operations from January 3, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended August 31, 2017	Year Ended August 31, 2016
Operations
Net investment loss	$(2,169,630)	$(42,169)
Net realized gain (loss)	101,038,957	(14,110,022)
Net change in unrealized appreciation (depreciation)	36,188,545	73,615,463
Net increase in net assets resulting from operations	135,057,872	59,463,272
Distributions to shareholders
Net investment income
Class A	(715,704)	—
Net realized gains
Class A	(11,307,853)	(28,524,836)
Total distributions to shareholders	(12,023,557)	(28,524,836)
Decrease in net assets from capital stock activity	(103,971,871)	(420,616,448)
Total increase (decrease) in net assets	19,062,444	(389,678,012)
Net assets at beginning of year	950,596,601	1,340,274,613
Net assets at end of year	$969,659,045	$950,596,601
Excess of distributions over net investment income	$(97,155)	$(621,339)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017	23

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2017 (a)		August 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	8,100,484	116,177,389	22,401,596	275,029,786
Distributions reinvested	813,499	12,023,520	2,330,456	28,524,783
Redemptions	(79,570,365)	(1,163,521,713)	(58,523,127)	(724,171,017)
Net decrease	(70,656,382)	(1,035,320,804)	(33,791,075)	(420,616,448)
Class Z
Subscriptions	69,535,667	1,020,885,223	—	—
Redemptions	(6,023,504)	(89,536,290)	—	—
Net increase	63,512,163	931,348,933	—	—
Total net decrease	(7,144,219)	(103,971,871)	(33,791,075)	(420,616,448)

(a)	Class Z shares are based on operations from January 3, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017

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Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017	25

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
8/31/2017	$13.39	(0.02)	2.04	2.02	(0.01)	(0.17)
8/31/2016	$12.79	(0.00) (c)	0.86	0.86	—	(0.26)
8/31/2015	$13.68	(0.05)	0.28 (d)	0.23	—	(1.12)
8/31/2014	$12.73	(0.07)	1.86	1.79	—	(0.84)
8/31/2013	$10.07	0.03	2.69	2.72	(0.06)	—
Class Z
8/31/2017 (f)	$14.60	(0.04) (c)	0.62	0.58	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Class Z shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.18)	$15.23	15.12%	1.59%	1.36%	(0.12%)	85%	$5,278
(0.26)	$13.39	6.91%	1.52%	1.38%	0.00% (c)	115%	$950,597
(1.12)	$12.79	1.90%	1.58% (e)	1.37% (e)	(0.38%)	75%	$1,340,275
(0.84)	$13.68	14.28%	1.57%	1.34%	(0.48%)	73%	$628,100
(0.06)	$12.73	27.11%	1.63%	1.34%	(0.30%)	97%	$570,786

—	$15.18	3.97%	1.33% (g)	1.09% (g)	(0.37%) (g)	85%	$964,381
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017	27

Notes to Financial Statements
August 31, 2017
Note 1. Organization
Multi-Manager Small Cap Equity Strategies Fund (formerly known as Active Portfolios® Mutli-Manager Small Cap Equity Fund) (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.
Class Z shares are not subject to any front-end sales charge or contingent deferred sales charge. Class Z shares commenced operations on January 3, 2017. Effective November 1, 2017, Class Z shares will be renamed Institutional Class shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to other expenses on the Statement of Operations. All fee waivers and expense reimbursements by Columbia Management Investment Advisers, LLC and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
28	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are recorded on the ex-dividend date.
Non-cash dividends received in the form of stock are recorded as dividend income at fair value.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
August 31, 2017
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreement below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. Prior to July 1, 2017, the management services
30	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
fee was an annual fee that was equal to a percentage of the Fund’s daily net assets that declined from 0.98% to 0.85% as the Fund’s net assets increased. The effective management services fee rate for the year ended August 31, 2017 was 0.90% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into Subadvisory Agreements with Conestoga Capital Advisors, LLC, Dalton, Greiner, Hartman, Maher & Co., LLC (DGHM), EAM Investors, LLC and BMO Asset Management Corp., with each serving as a subadviser to the Fund. In addition, Real Estate Management Services Group, LLC provides advisory services with respect to REITs in DGHM’s sleeve of investments. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board of Trustees. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended August 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.37
Class Z	0.37 (a)

(a)	Annualized.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
August 31, 2017
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
The Fund may pay distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2017 through December 31, 2017	Prior to January 1, 2017
Class A	1.34%	1.38%
Class Z	1.09*	—
*Expense cap rate is contractual from January 3, 2017 (the commencement of operations of Class Z shares) through December 31, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, trustees’ deferred compensation, distribution reclassifications, net operating loss reclassification and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
3,409,518	(9,444,996)	6,035,478
32	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
August 31, 2017			August 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
6,057,348	5,966,209	12,023,557	—	28,524,836	28,524,836
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
23,569,173	56,738,328	—	132,329,083
At August 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
840,397,274	159,272,402	(26,943,319)	132,329,083
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $784,864,718 and $916,398,816, respectively, for the year ended August 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
August 31, 2017
charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended August 31, 2017.
Note 8. Significant risks
Shareholder concentration risk
At August 31, 2017, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
34	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Multi-Manager Small Cap Equity Strategies Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Multi-Manager Small Cap Equity Strategies Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers and transfer agent provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Minneapolis, MN
October 20, 2017
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017	35

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
28.69%	28.25%	$66,079,543
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
The Fund also here by designates an additional capital gain dividend of $1,480,768 attributable to the fiscal year ended August 31, 2016, or if subsequently determined to be different, the net capital gain of such fiscal period.
36	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
38	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017	39

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017

Board Consideration and Approval of Advisory Agreements and Subadvisory Agreements
On June 14, 2017, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreements (the Subadvisory Agreements) between the Investment Manager and BMO Asset Management Corp. (BMO), Conestoga Capital Advisers, LLC, Dalton, Greiner, Hartman, Maher & Co., LLC and EAM Investors, LLC (the Subadvisers) with respect to Multi-Manager Small Cap Equity Strategies Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement and the Subadvisory Agreements (collectively, the Agreements).
In connection with their deliberations regarding the continuation of the Management Agreement and the Subadvisory Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 27, 2017, April 26, 2017 and June 13, 2017 and at Board meetings held on March 28, 2017 and June 14, 2017. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2017, the Committee recommended that the Board approve the continuation of the Management Agreement and the Subadvisory Agreements. On June 14, 2017, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement and the Subadvisory Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement and the Subadvisory Agreements for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2018 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Agreements;
•	The subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017	41

Board Consideration and Approval of Advisory Agreements and Subadvisory Agreements  (continued)
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager and the Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadvisers’ compliance systems by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the agreements
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s and each Subadviser’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadvisers, which included consideration of the Investment Manager’s and the Subadvisers’ experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Board also noted that the Board had approved the Subadvisers’ codes of ethics and compliance programs, and that the Chief Compliance Officer of the Funds reports to the Trustees on the Subadvisers’ compliance programs.
The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select the Subadvisers, including the Investment Manager’s rationale for recommending the continuation of the Subadvisory Agreements, and the process for monitoring the Subadvisers’ ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and
42	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017

Board Consideration and Approval of Advisory Agreements and Subadvisory Agreements  (continued)
the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement and the Subadvisory Agreements. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2016, the Fund’s performance was in the sixtieth and fifty-seventh percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one- and three-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement and the Subadvisory Agreements.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement and the Subadvisory Agreements, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2016, the Fund’s actual management fee and net total expense ratio are ranked in the second and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also considered the fees that the Subadvisers charge to their other clients, and noted that the Investment Manager pays the fees of the Subadvisers. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, warranted the continuation of the Management Agreement and the Subadvisory Agreements.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017	43

Board Consideration and Approval of Advisory Agreements and Subadvisory Agreements  (continued)
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2016 to profitability levels realized in 2015. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Committee and the Board did not consider the profitability to each Subadviser of its relationship with the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
The Committee and the Board noted that the breakpoints, if any, in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Other benefits to the Investment Manager and Subadvisers
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager and the Subadvisers by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
44	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017

Board Consideration and Approval of Advisory Agreements and Subadvisory Agreements  (continued)
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement and the Subadvisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017	45

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
46	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2017

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Multi-Manager Small Cap Equity Strategies Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN102_08_G01_(10/17)

Annual Report
August 31, 2017
Multi-Manager Alternative Strategies Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Multi-Manager Alternative Strategies Fund   |  Annual Report 2017

Multi-Manager Alternative Strategies Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Multi-Manager Alternative Strategies Fund (the Fund) seeks capital appreciation with an emphasis on absolute (positive) returns.
Portfolio management
AQR Capital Management, LLC
Clifford Asness, Ph.D., M.B.A.
Brian Hurst
John Liew, Ph.D., M.B.A.
Yao Hua Ooi
Ari Levine, M.S.
Water Island Capital, LLC
Edward Chen
Roger Foltynowicz, CAIA
Gregg Loprete
Todd Munn
TCW Investment Management Company LLC
Stephen Kane, CFA
Laird Landmann
Tad Rivelle
Bryan Whalen, CFA
Manulife Asset Management (US) LLC
Daniel Janis III
Christopher Chapman, CFA
Thomas Goggins
Kisoo Park
Average annual total returns (%) (for the period ended August 31, 2017)
	Inception	1 Year	5 Years	Life
Class A	04/23/12	-4.44	1.06	1.04
Class Z*	01/03/17	-4.13	1.12	1.11
Citi Three-Month U.S. Treasury Bill Index		0.58	0.18	0.17
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Citi Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 23, 2012 — August 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Multi-Manager Alternative Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown — long positions (%) (at August 31, 2017)
Asset-Backed Securities — Non-Agency	4.4
Commercial Mortgage-Backed Securities - Agency	3.6
Commercial Mortgage-Backed Securities - Non-Agency	2.5
Common Stocks	29.0
Convertible Bonds	0.5
Corporate Bonds & Notes	13.8
Exchange-Traded Funds	0.1
Foreign Government Obligations	0.6
Limited Partnerships	1.2
Municipal Bonds	0.7
Mutual Funds	2.0
Options Purchased Calls	0.0 (a)
Options Purchased Puts	0.0 (a)
Residential Mortgage-Backed Securities - Agency	0.2
Residential Mortgage-Backed Securities - Non-Agency	6.3
Treasury Bills	10.5
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(b)	36.1
Total	111.5

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds (amounting to $183.4 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives which provide exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.
Percentages indicated are based upon total investments, net of investments sold short. The Fund’s portfolio composition is subject to change.
Portfolio breakdown — short positions (%) (at August 31, 2017)
Common Stocks	(9.3)
Corporate Bonds & Notes	(0.4)
Exchange-Traded Funds	(1.8)
Total	(11.5)
Percentages indicated are based upon total investments, net of investments sold short. The Fund’s portfolio composition is subject to change.
Equity sector breakdown — long positions (%) (at August 31, 2017)
Consumer Discretionary	18.4
Consumer Staples	1.3
Energy	0.5
Financials	8.5
Health Care	25.4
Industrials	10.6
Information Technology	23.8
Materials	6.1
Real Estate	2.1
Telecommunication Services	3.3
Total	100.0
Percentages indicated are based upon total long equity investments. The Fund’s portfolio composition is subject to change.

Multi-Manager Alternative Strategies Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Equity sector breakdown — short positions (%) (at August 31, 2017)
Consumer Discretionary	(9.3)
Consumer Staples	(0.8)
Energy	(1.5)
Financials	(6.6)
Health Care	(12.0)
Industrials	(7.4)
Information Technology	(43.0)
Materials	(6.4)
Real Estate	(4.0)
Telecommunication Services	(9.0)
Total	(100.0)
Percentages indicated are based upon total short equity investments. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at August 31, 2017)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	18.0	(179.3)	(161.3)
Commodities Derivative Contracts	12.5	(7.9)	4.6
Equity Derivative Contracts	29.9	(3.3)	26.6
Foreign Currency Derivative Contracts	185.1	(155.0)	30.1
Total Notional Market Value of Derivative Contracts	245.5	(345.5)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income, commodity and equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments, and Note 2 to the Notes to Consolidated Financial Statements.

4	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Manager Discussion of Fund Performance
Effective October 20, 2016, Wasatch Advisors, Inc. no longer manages a portion of the Fund. Effective March 29, 2017, TCW Investment Management Company, LLC (TCW) was added as a manager of a portion of the Fund. Currently, the Fund is managed by three independent money management firms and each invests a portion of the Fund’s assets. As of August 31, 2017, AQR Capital Management, LLC (AQR), Water Island Capital, LLC (Water Island) and TCW managed approximately 35%, 26% and 39% of the Fund, respectively. While the Fund’s benchmark is the Citi Three-Month U.S. Treasury Bill Index, Wasatch also compared the performance of its portion of the Fund to the S& P 500® Index. Effective September 13, 2017, Manulife Asset Management (US) LLC (Manulife) began to manage a portion of the Fund’s assets.
For the 12-month period that ended August 31, 2017, the Fund’s Class A shares returned -4.44%. The Fund underperformed its benchmark, the Citi Three-Month U.S. Treasury Bill Index, which returned 0.58% over the same period. The Fund’s underperformance can be attributed primarily to implementation of various alternative strategies.
Financial markets marched higher despite heightened volatility
As the 12-month period began in September 2016, geopolitical uncertainty around the globe was heightened. The aftermath of the U.K. referendum to leave the European Union, increasing terrorist attacks in Europe, uncertainty brewing related to the U.S. elections, falling oil prices and rising gold prices all dominated investor concerns. Nonetheless, credit and equity markets marched higher, which we believe was aided in part by central bank support and the global search for yield. The fourth quarter of 2016 brought with it the election of Donald Trump and a subsequent market rally. This rally in our view was largely predicated on an optimistic outlook regarding the then-incoming Administration’s capacity to execute its agenda of tax reform, deregulation and infrastructure spending, with an aim to drive U.S. economic growth. Investors generally shifted from yield/bond proxies to growth assets. The first quarter of 2017 was punctuated by failure of the new Administration to pass health care reform, seemingly a prelude to the legislative gridlock seen through the remainder of the period. Also, the Federal Reserve (the Fed) raised the federal funds rate in March 2017 and again in June 2017, following up on its first interest rate increase in a year in December 2016.
The last several months of the period brought with them a reminder of just how much technical change can be a driver of disruption — cord-cutting has shifted the landscape in media and telecommunications; advances in wireless technology could topple the cable industry’s monopoly on broadband; the specter of self-driving cars has opened a potential gold rush for the future of the automobile; and the machinations of a single company — Amazon.com — have the potential to effect changes not just in retail specialties like grocers and office suppliers but also in cloud computing, wireless communications, shipping and logistics and even pre-packaged foods. Nevertheless, these months also generally maintained the theme of unrelenting demand for yield outweighing weaker credit fundamentals and rising geopolitical uncertainty, resulting in narrower credit spreads across nearly all sectors given the technical, or supply/demand, support.
Money management firms delivered results based on variety of alternative strategies
AQR: Our portion of the Fund, which pursues an active managed futures strategy, underperformed the benchmark during the period. We invest in a diverse portfolio of futures and forward contracts, both long and short, across the global equity, fixed-income, commodity and currency markets. In implementing our strategy, we utilize both short-term and long-term trend-following signals to attempt to profit from different types of trends that occur in each of these markets. Trend following can be simply described as taking long positions in markets that are rising in price and taking short positions in markets that are falling in price. In addition to trend-following signals, we also incorporate signals that seek to identify over-extended trends and seek to reduce risk when the chance of a reversal is perceived as higher than normal, since market reversals generally cause losses for trend-following strategies.
Overall, trend following in the Japanese yen, gold and WTI crude oil were the largest detractors from our portion of the Fund’s performance during the period. These detractors were partially offset by trend following in the euro, the NASDAQ Index and the MSCI Taiwan Index, which contributed positively.
By asset class, commodities detracted most from our portion of the Fund’s results during the period. Throughout the period, oil and oil-related commodities were whipsawed by evolving dynamics related to whether OPEC and Russia could agree on a production cap. After an agreement was reached, production data, particularly from the U.S., remained strong, causing
Multi-Manager Alternative Strategies Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
additional volatility in prices. All signals contributed to losses, as markets exhibited several reversals, and as trends from late 2016 changed course in 2017. Our portion of the Fund varied positioning in response to changing market directions. The majority of losses were from the energy-related commodities, followed by precious metals.
Within fixed income, markets began to show weakness at the start of the period but reversed dramatically after the surprise outcome of the U.S. presidential elections. This particularly hurt longer term trend signals given the longer term fixed-income trend was bullish until then. However, these bearish trends again reversed with most global fixed-income markets rallying in 2017 through the end of August 2017. Toward the last few months of the period, however, fixed-income markets staged a significant reversal on more hawkish than expected rhetoric from central banks, with a sharp selloff at the end of June 2017 causing additional challenges for trend following. European fixed-income markets in particular experienced a number of reversals, with varying sentiment around the Dutch and French elections as well as from comments from European Central Bank Chair Mario Draghi, which we believe caused yields to spike. Most of the losses within our portion of the Fund came from trend following in European fixed income and U.S. short-term rates and bonds.
In contrast to these dynamics, equity markets sustained their bullish trends and contributed positively to our portion of the Fund’s performance. Positive sentiment following the U.S. elections carried over into 2017, generating momentum across global equity markets. Our portion of the Fund generally maintained balanced exposures across geographies, including North America, Europe, Asia and emerging markets for most of the period.
TCW: Our portion of the Fund, which implements an unconstrained bond strategy, outperformed the benchmark during the period from March 29, 2017, when we began managing a portion of the Fund’s assets, through August 31, 2017 (the “reporting period”). Notwithstanding the sharp sell-off at the end of June 2017, intermediate- and long-term U.S. Treasury rates edged lower during the reporting period, contributing to the positive absolute total returns for our portion of the Fund and for the benchmark. However, the impact on relative performance was minimal, with our portion of the Fund’s duration position of approximately 1.6 years generally rewarded given the falling U.S. Treasury rates, particularly in August 2017, but weighing on returns in June 2017 when yields rose. Our portion of the Fund’s relative outperformance was driven primarily by issue selection among securitized products. An emphasis on non-agency mortgage-backed securities backed by subprime collateral, which in our view continued to benefit from solid investor sponsorship and improving collateral characteristics amidst rising home prices, especially helped performance. Holdings in government guaranteed student loan asset-backed securities and commercial mortgage-backed securities also contributed positively. Further, exposure to investment-grade and high-yield corporate bonds added significant value, with allocations to banking, consumer non-cyclical and communication names contributing the most. An allocation to emerging market debt also boosted relative results, albeit more modestly.
There were few detractors from our portion of the Fund’s relative results during the reporting period, though June 2017’s sharp rise in U.S. Treasury yields weighed on performance in that month. Also, within the corporate bond sector, investments in retailers detracted modestly given some industry-specific structural pressures.
Wasatch: Our portion of the Fund, which implements a long/short equity strategy, underperformed the benchmark during the period from September 1, 2016 through October 19, 2016 (the “reporting period”). The performance of our portion of the Fund can be attributed primarily to weakness in a handful of long positions relative to the S&P 500® Index in the materials and energy sectors. These detractors were only partially offset by long positions relative to the S&P 500® Index in the information technology sector and short positions in the consumer staples and consumer discretionary sectors, which added value. Individual long positions in agricultural chemical products supplier Mosaic Company and energy exploration and production company Bill Barrett and a short position in energy driller Helmerich & Payne detracted most. The biggest individual contributors to our portion of the Fund’s results were long positions in Apple and United Continental Holdings and a short position in Tractor Supply Company.
Water Island: Our portion of the Fund, which employs a variety of alternative strategies, outperformed the benchmark during the period. All three sub-strategies we employ — merger arbitrage, credit opportunities and equity special situations — contributed positively to our portion of the Fund’s results during the period.
6	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
The largest contributors to our portion of the Fund’s performance during the period were a merger arbitrage investment in the merger between NXP Semiconductors and Qualcomm; a credit opportunities investment in Ambac Financial Group; and a merger arbitrage investment in the merger between Time Warner and AT&T. From a sector perspective, health care and information technology contributed most to our portion of the Fund’s returns. The countries that made the strongest positive contributions to our portion of the Fund’s performance were the U.S., the Netherlands and Switzerland.
The largest detractors from our portion of the Fund’s results during the period were a merger arbitrage investment in Noble Energy’s acquisition of Clayton Williams Energy; an equity special situations investment in Time; and an equity special situations investments in Computer Sciences. From a sector perspective, energy and telecommunication services detracted most from our portion of the Fund’s returns. Only two countries detracted from our portion of the Fund’s performance during the period, namely Singapore and the U.K.
Changes to the Fund’s portfolio based on strategy implementation
The Fund’s portfolio turnover rate for the 12-month period was 444%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.
AQR: At the end of the period, within equities, our portion of the Fund was long in most developed and emerging markets. Within fixed-income, our portion of the Fund ended the period long in German bonds but net short in most other short-term rate and bond markets. Within currencies, our portion of the Fund ended the period long in the euro and short in the U.S. dollar and Japanese yen. Within commodities, our portion of the Fund ended the period long in base metals and precious metals and short in agricultural commodities.
TCW: Given that we assumed management of a portion of the Fund’s assets in late-March 2017, the reporting period was characterized by a ramping up of exposures rather than of making changes. By the end of the reporting period, corporate credit sector positioning favored higher quality regulated sectors like U.S. financials with limited re-leveraging risk and reasonable yield premiums given what we viewed as tight valuations and historically high leverage in the corporate bond sector. Exposure to industrial credit was selective, focused on what we considered to be high quality, low beta names with stable cash flows and strong balance sheets. We also maintained modest allocations to select high-yield corporate bonds and emerging market debt. Securitized products, which, in our view, provide protection from excesses in credit markets and offer opportunities for attractive risk-adjusted returns, represented a sizable position. Exposure among commercial mortgage-backed securities favored agency issues as well as seasoned non-agency bonds at the top of the capital structure and single-asset, single-borrower deals. Asset-backed securities holdings were focused on what we considered to be high quality, non-traditional collateral, such as government guaranteed student loan receivables. Non-agency mortgage-backed securities holdings emphasized securities with what we viewed as better relative quality and near-term cash flows. We believed non-agency mortgage-backed securities remained especially compelling at the end of the reporting period due to their available yield, potential for price upside, and solid fundamentals. Agency mortgage-backed securities represented only a modest position despite being higher quality and more liquid, as we believed that yield compensation remained small historically and prepayment risk weighed on the market given the low rate environment. As of the end of August 2017, our portion of the Fund’s duration was approximately 1.6 years.
Wasatch: In September 2016, we initiated a Fund position in Anadarko Petroleum and added to an existing position in Monsanto. Anadarko Petroleum contributed positively to performance during the reporting period, while Monsanto detracted. Subsequently, given the impending liquidation of the strategy, shifts were made to move our portion of the Fund to cash during the reporting period, a process entirely completed by October 19, 2016.
Water Island: During the period, we established positions in the mergers between Astoria Financial and Sterling Bancorp and between Mead Johnson Nutrition and Reckitt Benckiser Group. Upon a successful deal closing, our portion of the Fund no longer held a position in the acquisition of LinkedIn by Microsoft. We chose to exit the position in Cabela’s after our price targets were met, having taken a skeptical view of a proposed acquisition by Bass Pro and choosing to reverse the deal on the thesis it would not complete successfully.
Multi-Manager Alternative Strategies Fund | Annual Report 2017	7

Manager Discussion of Fund Performance  (continued)
Any shifts in sector exposure were largely the result of the available opportunity set in terms of corporate activity and the subset of events that meet our risk/reward criteria. That said, the sectors in which we saw the highest levels of corporate activity during the period were information technology, health care and financials. While there were no changes to our portion of the Fund’s credit portfolio with regard to quality emphasis, yield curve or duration positioning, it is worth noting that we focused on maintaining a short duration in the portfolio’s credit sleeve. We maintained this focus not only from the perspective of effective duration but also when viewed through the lens of “duration to catalyst” — our proprietary metric that takes into account the potential for a shortened timeline should a particular expected corporate event come to fruition. As always, we seek returns driven by the outcomes of specific, idiosyncratic corporate events, rather than by the overall market. Our strategy is agnostic in terms of capitalization, style, sector or country weighting.
Derivative positions in the Fund
AQR: Our portion of the Fund invests mostly via derivatives, primarily futures contracts and futures-related instruments. These include global developed and emerging market equity index futures; global developed and emerging market currency forwards; commodity futures and swaps on commodity futures; and global developed market bonds and interest rate futures as well as swaps on bond futures. Our portion of the Fund is implemented using derivative instruments because we believe derivatives offer the most liquid, low cost and efficient way to gain market exposure. The overall impact of derivatives on performance is varied and linked to the strategies within which they are implemented.
TCW: Our portion of the Fund held U.S. Treasury futures as a method of managing duration. The use of these futures detracted modestly from our portion of the Fund’s results during the reporting period.
Wasatch: We did not invest in derivative instruments during the reporting period in our portion of the Fund.
Water Island: During the period, our portion of the Fund employed total return equity swaps, equity options and currency forwards for four core purposes — to hedge currency risk, to invest outside the U.S. more efficiently, to create income and optionality, and to limit volatility and correlation. During the period ended August 31, 2017, derivatives had a neutral effect on our portion of the Fund’s performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Certain issuerevents, including initial public offerings, business consolidation or restructuring, may present heightened risks to securities from the high degree of uncertainty associated with such events. Short positions (where the underlying asset is not owned) can create unlimited risk. Risks are enhanced for emerging market and sovereign debt issuers. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. As a non-diversified fund, fewer investments could have a greater effect on performance. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2017 — August 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	980.50	1,016.53	8.59	8.74	1.72
Class Z	1,000.00	1,000.00	982.60	1,017.90	7.25	7.37	1.45
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager Alternative Strategies Fund | Annual Report 2017	9

Consolidated Portfolio of Investments
August 31, 2017
(Percentages represent value of investments compared to net assets)
Asset-Backed Securities — Non-Agency 3.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AIMCO CLO(a),(b)
Series 2014-AA Class AR
3-month USD LIBOR + 1.100% 07/20/2026	2.407%	370,000	369,996
American Money Management Corp. CLO 18 Ltd.(a),(b)
Series 2016-18A Class AL1
3-month USD LIBOR + 1.570% 05/26/2028	2.887%	520,000	522,518
BA Credit Card Trust(b)
Series 2015-A1 Class A
1-month USD LIBOR + 0.330% 06/15/2020	1.556%	490,000	490,487
Blue Hill CLO Ltd.(a),(b)
Series 2013-1A Class AR
3-month USD LIBOR + 1.180% 01/15/2026	2.484%	250,000	250,443
Cedar Funding VI CLO Ltd.(a),(b)
Series 2016-6A Class A1
3-month USD LIBOR + 1.470% 10/20/2028	2.777%	400,000	403,082
Chase Issuance Trust(b)
Series 2013-A3 Class A3
3-month USD LIBOR + 0.280% 04/15/2020	1.506%	400,000	400,579
Citibank Credit Card Issuance Trust(b)
Series 2013-A2 Class A2
1-month USD LIBOR + 0.280% 05/26/2020	1.496%	480,000	480,765
College Loan Corp. Trust I(b)
Subordinated Series 2005-2 Class B
3-month USD LIBOR + 0.490% 01/15/2037	1.794%	526,025	481,192
Dryden 41 Senior Loan Fund(a),(b)
Series 2015-41A Class A
3-month USD LIBOR + 1.500% 01/15/2028	2.522%	250,000	251,948
Eaton Vance CLO Ltd.(a),(b)
Series 2014-1A Class AR
3-month USD LIBOR + 1.200% 07/15/2026	2.504%	400,000	400,399
Education Loan Asset-Backed Trust I(a),(b)
Series 2013-1 Class A2
1-month USD LIBOR + 0.800% 04/26/2032	2.016%	436,000	429,028
EFS Volunteer No. 2 LLC(a),(b)
Series 2012-1 Class A2
1-month USD LIBOR + 1.350% 03/25/2036	2.566%	555,000	562,897
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Flatiron CLO Ltd.(a),(b)
Series 2014-1A Class A1R
3-month USD LIBOR + 1.180% 07/17/2026	2.338%	480,000	483,341
Honda Auto Receivables Owner Trust
Series 2015-4 Class A3
09/23/2019	1.230%	370,000	369,356
Limerock CLO II Ltd.(a),(b)
Series 2014-2A Class AR
3-month USD LIBOR + 1.300% 04/18/2026	2.458%	250,000	250,610
Magnetite IX Ltd.(a),(b)
Series 2014-9A
3-month USD LIBOR + 1.000% 07/25/2026	2.156%	370,000	369,997
Navient Student Loan Trust(b)
Series 2014-1 Class A3
1-month USD LIBOR + 0.510% 06/25/2031	1.534%	750,000	744,895
Navient Student Loan Trust(a),(b)
Series 2016-1A Class A
1-month USD LIBOR + 0.700% 02/25/2070	1.724%	655,786	650,147
Series 2016-2 Class A3
1-month USD LIBOR + 1.500% 06/25/2065	2.524%	729,000	756,338
Series 2017-3A Class A3
1-month USD LIBOR + 1.050% 07/26/2066	2.111%	750,000	755,996
Nelnet Student Loan Trust(a),(b)
Series 2012-1A Class A
1-month USD LIBOR + 0.800% 12/27/2039	2.016%	677,287	687,402
Series 2012-2A Class A
1-month USD LIBOR + 0.800% 12/26/2033	2.032%	987,562	990,703
SLC Student Loan Trust(b)
Series 2006-1 Class A6
3-month USD LIBOR + 0.160% 03/15/2055	1.406%	841,000	785,581
Series 2006-1 Class B
3-month USD LIBOR + 0.210% 03/15/2055	1.456%	572,179	517,874
SLM Student Loan Trust(a),(b)
Series 2003-10A Class A3
3-month USD LIBOR + 0.470% 12/15/2027	1.716%	690,048	689,320
SLM Student Loan Trust(b)
Series 2007-3 Class A4
3-month USD LIBOR + 0.060% 01/25/2022	1.216%	870,000	839,161

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
August 31, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2007-6 Class A4
3-month USD LIBOR + 0.380% 10/25/2024	1.536%	662,153	663,169
Series 2008-4 Class A4
3-month USD LIBOR + 1.650% 07/25/2022	2.806%	615,891	631,249
Series 2008-5 Class A4
3-month USD LIBOR + 1.700% 07/25/2023	2.856%	724,291	745,898
Series 2008-7 Class B
3-month USD LIBOR + 1.850% 07/26/2083	3.164%	500,000	495,375
Series 2008-9 Class A
3-month USD LIBOR + 1.500% 04/25/2023	2.656%	630,218	645,351
Series 2011-2 Class A2
1-month USD LIBOR + 1.200% 10/25/2034	2.224%	750,000	767,118
Series 2012-1 Class A3
1-month USD LIBOR + 0.950% 09/25/2028	1.974%	720,422	726,201
Series 2014-2 Class A3
1-month USD LIBOR + 0.590% 03/25/2055	1.614%	570,000	571,404
Subordinated Series 2004-10 Class B
3-month USD LIBOR + 0.370% 01/25/2040	1.526%	553,322	502,804
Subordinated Series 2007-2 Class B
3-month USD LIBOR + 0.170% 07/25/2025	1.484%	700,000	589,570
Subordinated Series 2007-3 Class B
3-month USD LIBOR + 0.150% 01/25/2028	1.464%	700,000	589,492
Subordinated Series 2012-7 Class B
1-month USD LIBOR + 1.800% 09/25/2043	2.824%	550,000	532,955
Voya CLO Ltd.(a),(b)
Series 2014-4A Class A1R
3-month USD LIBOR + 0.950% 10/14/2026	2.254%	365,000	364,997
Series 2015-2A Class A
3-month USD LIBOR + 1.400% 07/23/2027	2.713%	400,000	402,907
Total Asset-Backed Securities — Non-Agency (Cost $22,035,175)			22,162,545

Commercial Mortgage-Backed Securities - Agency 3.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(b),(c),(d)
CMO Series K014 Class X1
04/25/2021	1.364%	5,494,328	202,180
Series K006 Class AX1
01/25/2020	1.131%	9,231,542	178,591
Series K712 Class X1
11/25/2019	1.452%	6,633,606	143,023
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
CMO Series K151 Class A3
04/25/2030	3.511%	710,000	745,880
Series K004 Class A3
08/25/2019	4.241%	700,000	731,053
Series K005 Class A2
11/25/2019	4.317%	600,000	630,101
Series KJ02 Class A2
09/25/2020	2.597%	776,501	790,235
Series KJ05 Class A1
05/25/2021	1.418%	222,163	220,970
Series KJ13
09/25/2021	2.055%	1,070,379	1,076,174
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(b)
Series KF02 Class A1
1-month USD LIBOR + 0.380% 07/25/2020	1.604%	1,067,799	1,068,801
Series KS02 Class A
1-month USD LIBOR + 0.380% 08/25/2023	1.604%	674,517	674,722
Federal National Mortgage Association
10/01/2020	3.570%	371,096	389,584
12/01/2020	3.479%	459,785	478,239
04/01/2021	4.386%	450,357	484,708
07/01/2021	3.980%	275,000	294,399
10/01/2021	3.440%	271,632	286,166
01/01/2022	3.118%	1,217,317	1,271,285
04/01/2028	3.050%	390,000	402,981
01/01/2031	3.480%	430,000	454,965
03/01/2031	3.030%	410,001	415,282
Series 2011-M2 Class A3
04/25/2021	3.764%	1,055,000	1,114,689
Series 2011-M4 Class A2
06/25/2021	3.726%	770,000	817,994
Series 2011-M7 Class A2
09/25/2018	2.578%	373,350	374,170
Series 2012-M1 Class A2
10/25/2021	2.729%	770,000	791,656
Federal National Mortgage Association(b),(c),(d)
Series 2012-M14 Class X2
09/25/2022	0.577%	8,194,933	159,282

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2017	11

Consolidated Portfolio of Investments  (continued)
August 31, 2017
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(b)
Series 2013-M13 Class FA
1-month USD LIBOR + 0.350% 05/25/2018	1.566%	662,127	662,563
Government National Mortgage Association
CMO Series 2010-140 Class C
10/16/2043	3.674%	710,000	727,851
CMO Series 2011-110 Class C
08/16/2043	3.174%	388,867	390,768
CMO Series 2011-165 Class A
10/16/2037	2.194%	618,022	619,641
Government National Mortgage Association(b),(c),(d)
CMO Series 2014-103 Class IO
05/16/2055	0.649%	3,341,337	134,670
Series 2014-88 Class IE
03/16/2055	0.322%	4,796,482	155,628
Government National Mortgage Association(b),(c)
Series 2011-65
09/16/2050	4.017%	790,531	817,029
Series 2011-67
09/16/2051	4.020%	705,000	723,658
Total Commercial Mortgage-Backed Securities - Agency (Cost $18,374,251)			18,428,938

Commercial Mortgage-Backed Securities - Non-Agency 2.1%

Banc of America Commercial Mortgage Trust(b),(c)
Series 2008-1 Class A4
02/10/2051	6.486%	269,464	269,322
Citigroup Commercial Mortgage Trust
Series 2013-GC15 Class A2
09/10/2046	3.161%	792,860	802,450
Commercial Mortgage Pass-Through Certificates
Series 2012-CR3 Class A2
10/15/2045	1.765%	625,601	625,208
Commercial Mortgage Trust(b),(c),(d)
Series 2012-CR4 Class XA
10/15/2045	2.032%	4,135,696	267,249
Series 2013-CR13 Class XA
12/10/2023	1.086%	3,733,516	135,265
Series 2013-LC6 Class XA
01/10/2046	1.800%	2,928,882	135,079
Commercial Mortgage Trust
Series 2013-CR6 Class A2
03/10/2046	2.122%	787,196	788,128
Series 2013-CR8 Class A2
06/10/2046	2.367%	855,000	858,524
Credit Suisse First Boston Mortgage Securities Corp.(b),(c),(d)
Series 98-C1 Class AX
05/17/2040	1.964%	1,223,546	23,338
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSAIL Commercial Mortgage Trust
Series 2015-C1 Class A2
04/15/2050	2.970%	1,000,000	1,020,511
Grace Mortgage Trust(a)
Series 2014-GRCE Class A
06/10/2028	3.369%	145,000	151,326
GS Mortgage Securities Corp. II(a)
Series 2012-ALOH Class A
04/10/2034	3.551%	125,000	131,780
GS Mortgage Securities Corp. Trust(a)
Series 2013-NYC5 Class A
01/10/2030	2.318%	1,100,000	1,100,942
Subordinated Series 2013-NYC5 Class C
01/10/2030	2.974%	1,100,000	1,103,528
GS Mortgage Securities Corp. Trust(a),(b),(c),(d)
Series 2017-GPTX Class XCP
05/10/2034	0.911%	6,000,000	128,135
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14 Class A2
08/15/2046	3.019%	786,777	798,320
Series 2013-C15 Class A2
11/15/2045	2.977%	516,415	522,598
JPMBB Commercial Mortgage Securities Trust(b),(c),(d)
Series 2014-C23 Class XA
09/15/2047	0.981%	4,371,904	142,803
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2010-C2 Class A2
11/15/2043	3.616%	139,068	141,173
JPMorgan Chase Commercial Mortgage Securities Trust(b),(c),(d)
Series 2012-LC9 Class XA
12/15/2047	1.831%	3,301,801	202,162
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C16 Class A2
12/15/2046	3.070%	809,809	820,320
Series 2014-C20 Class A2
07/15/2047	2.872%	750,000	762,806
Morgan Stanley Bank of America Merrill Lynch Trust(b),(c),(d)
Series 2013-C7 Class XA
02/15/2046	1.621%	3,137,179	174,844
Morgan Stanley Capital I Trust(a)
Series 2014-MP Class A
08/11/2033	3.469%	140,000	146,123
OBP Depositor LLC Trust(a)
Series 2010-OBP Class A
07/15/2045	4.646%	150,000	159,984
Wachovia Bank Commercial Mortgage Trust(b),(c)
Series 2007-C34 Class AM
05/15/2046	5.818%	435,000	434,691

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
August 31, 2017
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WF-RBS Commercial Mortgage Trust(a),(b),(c),(d)
Series 2012-C8 Class XA
08/15/2045	2.030%	1,820,596	132,914
Series 2012-C9 Class XA
11/15/2045	2.195%	2,101,726	153,970
WF-RBS Commercial Mortgage Trust(b),(c),(d)
Series 2014-C24 Class XA
11/15/2047	1.104%	2,948,533	147,505
Series 2014-LC14 Class XA
03/15/2047	1.523%	2,568,278	138,980
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $12,441,344)			12,419,978

Common Stocks 25.3%
Issuer	Shares	Value ($)
Consumer Discretionary 4.9%
Auto Components 0.2%
Federal-Mogul Holdings Corp.(e),(f),(g)	146,838	1,468,380
Hotels, Restaurants & Leisure 0.8%
ClubCorp Holdings, Inc.	144,000	2,448,000
Jack in the Box, Inc.(h)	14,440	1,351,873
Wyndham Worldwide Corp.	5,844	582,530
Total		4,382,403
Media 3.6%
Scripps Networks Interactive, Inc., Class A(i)	20,640	1,767,816
Sky PLC	86,028	1,063,482
Starz Acquisition LLC(e),(f),(g)	89,648	3,320,803
TEGNA, Inc.	128,675	1,623,878
Time Warner, Inc.(h),(i)	99,747	10,084,422
Tribune Media Co.(i)	70,859	2,839,320
Total		20,699,721
Specialty Retail 0.3%
Rent-A-Center, Inc.(i)	138,398	1,674,616
Total Consumer Discretionary		28,225,120
Consumer Staples 0.3%
Food & Staples Retailing —%
Safeway, Inc. Casa Ley CVR(e),(f),(g)	287,209	291,489
Safeway, Inc. PDC CVR(e),(f),(g)	287,209	86
Total		291,575
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products —%
Dole Food Co., Inc.(e),(f),(g)	96,900	67,830
Tobacco 0.3%
British American Tobacco, ADR	24,717	1,535,420
Total Consumer Staples		1,894,825
Energy 0.1%
Energy Equipment & Services 0.1%
Ensco PLC, Class A	178,142	757,104
Total Energy		757,104
Financials 1.2%
Banks 0.3%
CIT Group, Inc.	36,185	1,622,897
Capital Markets 0.2%
CME Group, Inc.	3,559	447,722
Intercontinental Exchange, Inc.	6,864	443,895
Total		891,617
Insurance 0.7%
Fidelity & Guaranty Life(i)	70,985	2,218,282
MetLife, Inc.(i)	43,441	2,034,342
Total		4,252,624
Thrifts & Mortgage Finance —%
Astoria Financial Corp.	4,292	84,080
Total Financials		6,851,218
Health Care 6.7%
Health Care Equipment & Supplies 1.7%
CR Bard, Inc.(i)	30,086	9,651,890
Health Care Providers & Services 1.4%
Aetna, Inc.(i)	15,388	2,426,687
Air Methods Corp.(e),(f),(g)	238,585	2,564,789
VCA, Inc.(f)	33,721	3,134,704
Total		8,126,180
Life Sciences Tools & Services 2.6%
PAREXEL International Corp.(f),(i)	100,489	8,831,978
VWR Corp.(f)	190,577	6,292,853
Total		15,124,831

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2017	13

Consolidated Portfolio of Investments  (continued)
August 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 1.0%
Akorn, Inc.(f)	104,189	3,427,818
Bayer AG, Registered Shares	5,376	687,985
Neuroderm Ltd.(f),(i)	38,214	1,480,792
Paratek Pharmaceuticals, Inc.(f)	15,253	430,135
Total		6,026,730
Total Health Care		38,929,631
Industrials 2.8%
Aerospace & Defense 1.3%
Rockwell Collins, Inc.(h)	41,587	5,449,976
Zodiac Aerospace	67,262	1,946,152
Total		7,396,128
Electrical Equipment 0.3%
General Cable Corp.	119,688	2,028,712
Professional Services 0.7%
Advisory Board Co. (The)(f),(h)	78,263	4,167,505
Road & Rail 0.5%
Knight Transportation, Inc.(i)	36,475	1,424,349
Norfolk Southern Corp.	10,336	1,245,694
Total		2,670,043
Total Industrials		16,262,388
Information Technology 6.3%
Communications Equipment 0.5%
Brocade Communications Systems, Inc.	229,323	2,839,019
Internet Software & Services 1.0%
WebMD Health Corp.(f)	90,208	5,993,420
IT Services 1.1%
Affecto OYJ	234,204	1,260,214
Conduent, Inc.(f),(h)	89,597	1,479,246
International Business Machines Corp.	376	53,779
Worldpay Group PLC	609,184	3,284,860
Total		6,078,099
Semiconductors & Semiconductor Equipment 2.6%
Intel Corp.	1,787	62,670
NXP Semiconductors NV(f),(h),(i)	114,746	12,961,708
Rambus, Inc.(f),(i)	150,279	1,949,119
Total		14,973,497
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 1.1%
8x8, Inc.(f),(i)	231,806	3,280,055
CA, Inc.	1,735	57,567
Gigamon, Inc.(f),(i)	25,230	1,083,629
Micro Focus International PLC	70,663	2,076,939
Mobileye NV(f)	374	23,439
Oracle Corp.	1,477	74,337
Total		6,595,966
Total Information Technology		36,480,001
Materials 1.6%
Chemicals 1.5%
Ashland Global Holdings, Inc.	25,899	1,607,033
Clariant AG, Registered Shares	74,697	1,802,480
Huntsman Corp.(i)	45,567	1,210,715
Monsanto Co.	35,908	4,208,418
Total		8,828,646
Metals & Mining 0.1%
Constellium NV, Class A(f)	49,976	564,729
Total Materials		9,393,375
Real Estate 0.6%
Equity Real Estate Investment Trusts (REITS) 0.6%
JBG SMITH Properties(f),(i)	98,843	3,235,131
Total Real Estate		3,235,131
Telecommunication Services 0.8%
Diversified Telecommunication Services 0.8%
Straight Path Communications, Inc., Class B(f)	27,832	4,968,290
Total Telecommunication Services		4,968,290
Total Common Stocks (Cost $144,404,198)		146,997,083

Convertible Bonds 0.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 0.5%
EnerNOC, Inc.
08/15/2019	2.250%	2,692,000	2,673,156
Total Convertible Bonds (Cost $2,677,815)			2,673,156

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes 12.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.1%
American Airlines Pass-Through Trust
Series 2016-2 Class AA
06/15/2028	3.200%	243,500	244,832
US Airways Pass-Through Trust
04/22/2023	6.250%	306,323	344,007
Total			588,839
Apartment REIT 0.1%
Mid-America Apartments LP
10/15/2023	4.300%	325,000	348,195
Automotive 0.2%
Ford Motor Credit Co. LLC
05/15/2018	5.000%	500,000	510,761
General Motors Financial Co., Inc.
04/13/2020	2.650%	370,000	372,825
Total			883,586
Banking 1.8%
Bank of America Corp.
05/01/2018	5.650%	500,000	512,482
07/15/2018	6.500%	265,000	275,638
06/01/2019	7.625%	1,000,000	1,095,334
Bank of America Corp.(b),(j)
04/24/2028	3.705%	750,000	766,469
Citigroup, Inc.
05/15/2018	6.125%	1,750,000	1,802,831
Discover Bank
02/21/2018	2.000%	625,000	626,076
Goldman Sachs Group, Inc. (The)
04/01/2018	6.150%	1,000,000	1,024,783
01/23/2025	3.500%	500,000	509,482
05/22/2025	3.750%	400,000	412,424
JPMorgan Chase & Co.(b),(j)
05/01/2028	3.540%	750,000	763,782
Morgan Stanley
05/13/2019	7.300%	500,000	544,065
Morgan Stanley(b)
3-month USD LIBOR + 0.800% 02/14/2020	1.982%	500,000	502,375
3-month USD LIBOR + 0.930% 07/22/2022	2.243%	400,000	400,558
Santander UK Group Holdings PLC
10/16/2020	2.875%	500,000	508,540
Wells Fargo & Co.(b),(j)
05/22/2028	3.584%	740,000	756,392
Total			10,501,231
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.8%
Altice US Finance I Corp.(a)
05/15/2026	5.500%	200,000	211,365
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	146,000	150,463
Charter Communications Operating LLC/Capital
07/23/2025	4.908%	250,000	267,590
CSC Holdings LLC(a)
04/15/2027	5.500%	200,000	208,372
Intelsat Jackson Holdings SA
10/15/2020	7.250%	2,645,000	2,521,061
08/01/2023	5.500%	165,000	138,236
Intelsat Jackson Holdings SA(a)
07/15/2025	9.750%	1,248,000	1,269,604
Sirius XM Radio, Inc.(a)
08/01/2022	3.875%	70,000	71,192
Total			4,837,883
Chemicals 0.0%
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	150,000	153,313
Construction Machinery 0.0%
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	140,000	144,931
Consumer Cyclical Services 0.9%
West Corp.(a)
07/15/2022	5.375%	5,421,000	5,475,470
Consumer Products 0.1%
Central Garden & Pet Co.
11/15/2023	6.125%	135,000	144,186
First Quality Finance Co., Inc.(a)
05/15/2021	4.625%	75,000	75,822
07/01/2025	5.000%	75,000	76,360
Valvoline, Inc.(a)
07/15/2024	5.500%	140,000	148,699
Total			445,067
Electric 0.7%
Dominion Energy, Inc.(a),(b)
3-month USD LIBOR + 0.550% 06/01/2019	1.473%	540,000	541,842
Duke Energy Progress, Inc.
08/15/2045	4.200%	425,000	464,850
Kansas City Power & Light Co.
03/01/2018	6.375%	500,000	510,850

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2017	15

Consolidated Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Edison Co.
01/15/2019	7.700%	500,000	536,429
MidAmerican Energy Co.
05/01/2046	4.250%	400,000	437,304
Public Service Co. of New Mexico
05/15/2018	7.950%	500,000	520,820
Southwestern Electric Power Co.
03/01/2018	5.875%	500,000	509,616
Tucson Electric Power Co.
11/15/2021	5.150%	450,000	487,841
Total			4,009,552
Finance Companies 0.1%
International Lease Finance Corp.(a)
09/01/2018	7.125%	500,000	525,329
Food and Beverage 0.1%
Beam Suntory, Inc.
06/15/2018	1.750%	500,000	499,235
Kraft Heinz Foods Co.
06/01/2046	4.375%	200,000	194,817
Post Holdings, Inc.(a)
03/01/2027	5.750%	150,000	155,931
Total			849,983
Gaming 0.0%
GLP Capital LP/Financing II, Inc.
04/15/2026	5.375%	80,000	86,888
Sugarhouse HSP Gaming Prop. Mezz LP/Finance Corp.(a)
05/15/2025	5.875%	150,000	147,267
Total			234,155
Health Care 0.5%
Abbott Laboratories
11/30/2046	4.900%	225,000	251,544
Baylor Scott & White Holdings
11/15/2026	2.650%	500,000	483,684
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	100,000	102,867
DaVita, Inc.
07/15/2024	5.125%	68,000	69,305
05/01/2025	5.000%	80,000	81,173
Fresenius Medical Care U.S. Finance II, Inc.(a)
09/15/2018	6.500%	200,000	208,887
Hackensack Meridian Health, Inc.
07/01/2057	4.500%	300,000	335,073
HCA, Inc.
03/15/2024	5.000%	280,000	298,024
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kaiser Foundation Hospitals
05/01/2027	3.150%	440,000	447,956
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	70,000	75,272
New York and Presbyterian Hospital (The)
08/01/2036	3.563%	390,000	387,405
Quintiles IMS, Inc.(a)
05/15/2023	4.875%	140,000	145,559
Tenet Healthcare Corp.(a)
07/15/2024	4.625%	54,000	54,078
Total			2,940,827
Healthcare Insurance 0.1%
Anthem, Inc.
02/15/2019	7.000%	300,000	321,400
Centene Corp.
01/15/2025	4.750%	195,000	203,156
Molina Healthcare, Inc.
11/15/2022	5.375%	28,000	29,277
Molina Healthcare, Inc.(a)
06/15/2025	4.875%	75,000	73,639
WellCare Health Plans, Inc.
04/01/2025	5.250%	118,000	123,524
Total			750,996
Healthcare REIT 0.4%
HCP, Inc.
02/01/2019	3.750%	425,000	433,478
Healthcare Realty Trust, Inc.
04/15/2023	3.750%	600,000	616,028
Ventas Realty LP
04/01/2027	3.850%	300,000	308,585
Welltower, Inc.
03/15/2018	2.250%	750,000	751,627
Total			2,109,718
Independent Energy 0.1%
Antero Resources Corp.
03/01/2025	5.000%	75,000	74,178
Concho Resources, Inc.
10/01/2022	5.500%	75,000	77,213
04/01/2023	5.500%	75,000	77,246
Diamondback Energy, Inc.
11/01/2024	4.750%	140,000	140,566
Gulfport Energy Corp.(a)
05/15/2025	6.375%	21,000	20,667

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Newfield Exploration Co.
07/01/2024	5.625%	72,000	76,652
Parsley Energy LLC/Finance Corp.(a)
01/15/2025	5.375%	25,000	25,098
08/15/2025	5.250%	60,000	60,024
QEP Resources, Inc.
10/01/2022	5.375%	27,000	26,233
05/01/2023	5.250%	48,000	45,862
Total			623,739
Media and Entertainment 0.1%
21st Century Fox America, Inc.
05/18/2018	7.250%	400,000	415,311
AMC Networks, Inc.
08/01/2025	4.750%	75,000	75,128
TEGNA, Inc.(a)
09/15/2024	5.500%	45,000	47,296
Total			537,735
Midstream 0.4%
Cheniere Corpus Christi Holdings LLC(a)
06/30/2027	5.125%	45,000	46,510
Enbridge Energy Partners LP
10/15/2045	7.375%	137,000	176,969
Kinder Morgan Energy Partners LP
09/01/2023	3.500%	200,000	202,279
05/01/2024	4.300%	129,000	134,823
NGPL PipeCo LLC(a)
08/15/2022	4.375%	95,000	97,649
Plains All American Pipeline LP/Finance Corp.
11/01/2024	3.600%	275,000	270,721
Rockies Express Pipeline LLC(a)
04/15/2020	5.625%	100,000	105,065
Sabine Pass Liquefaction LLC
03/01/2025	5.625%	200,000	220,463
Texas Eastern Transmission LP(a)
10/15/2022	2.800%	500,000	497,682
Williams Partners LP
03/15/2022	3.600%	200,000	206,338
09/15/2025	4.000%	225,000	231,778
Total			2,190,277
Natural Gas 0.1%
Vectren Utility Holdings, Inc.
08/01/2018	5.750%	500,000	516,708
Office REIT 0.1%
Boston Properties LP
02/01/2024	3.800%	500,000	528,563
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.5%
Atwood Oceanics, Inc.
02/01/2020	6.500%	3,093,000	3,024,496
Transocean Proteus Ltd.(a)
12/01/2024	6.250%	95,000	99,408
Total			3,123,904
Other Industry 0.0%
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	42,000	43,423
Other REIT 0.1%
American Campus Communities Operating Partnership LP
04/15/2023	3.750%	500,000	519,687
Packaging 0.1%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
09/15/2022	4.250%	200,000	205,224
Crown Americas LLC/Capital Corp. V
09/30/2026	4.250%	115,000	115,424
Sealed Air Corp.(a)
12/01/2022	4.875%	140,000	147,522
Total			468,170
Paper 0.4%
Graphic Packaging International, Inc.
11/15/2022	4.875%	150,000	159,068
Tembec Industries, Inc.(a)
12/15/2019	9.000%	2,000,000	2,060,218
Total			2,219,286
Pharmaceuticals 0.6%
Amgen, Inc.
05/01/2045	4.400%	200,000	209,627
AstraZeneca PLC
06/12/2027	3.125%	300,000	299,337
Celgene Corp.
08/15/2045	5.000%	200,000	228,163
Eagle Holding Co., II LLC PIK(a)
05/15/2022	7.625%	75,000	77,421
Gilead Sciences, Inc.
03/01/2027	2.950%	200,000	198,790
03/01/2047	4.150%	110,000	112,990
Valeant Pharmaceuticals International, Inc.(a)
10/15/2020	6.375%	1,756,000	1,740,941
04/15/2025	6.125%	375,000	315,863
Total			3,183,132

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2017	17

Consolidated Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.7%
Ambac Assurance Corp.(a)
Subordinated
06/07/2020	5.100%	2,223,607	2,885,130
Farmers Exchange Capital III(a),(b),(j)
Subordinated
10/15/2054	5.454%	500,000	541,228
Nationwide Mutual Insurance Co.(a),(b)
Subordinated
3-month USD LIBOR + 2.290% 12/15/2024	3.536%	450,000	446,493
Total			3,872,851
Refining 0.1%
Phillips 66(a),(b)
3-month USD LIBOR + 0.650% 04/15/2019	1.786%	500,000	500,527
Restaurants 0.1%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.(a)
05/15/2024	4.250%	120,000	122,062
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2024	5.000%	145,000	151,128
Total			273,190
Retail REIT 0.1%
WEA Finance LLC/Westfield UK & Europe Finance PLC(a)
09/17/2019	2.700%	500,000	504,841
Retailers 0.9%
Cumberland Farms, Inc.(a)
05/01/2025	6.750%	70,000	75,110
Rite Aid Corp.
03/15/2020	9.250%	5,151,000	5,327,772
Total			5,402,882
Technology 1.3%
Avaya, Inc.(a),(k)
04/01/2019	3.500%	4,908,000	4,141,125
03/01/2021	0.000%	2,397,000	76,582
CDK Global, Inc.(a)
06/01/2027	4.875%	35,000	35,509
First Data Corp.(a)
01/15/2024	5.000%	217,000	226,072
Neustar, Inc.
01/15/2023	4.500%	2,381,000	2,458,913
QUALCOMM, Inc.
05/20/2019	1.850%	500,000	502,018
Total			7,440,219
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tobacco 0.1%
Altria Group, Inc.
11/10/2018	9.700%	500,000	546,176
BAT Capital Corp.(a)
08/14/2020	2.297%	300,000	301,568
Total			847,744
Wireless 0.1%
GTT Communications, Inc.(a)
12/31/2024	7.875%	50,000	53,406
SoftBank Group Corp.(a)
04/15/2020	4.500%	200,000	206,652
Sprint Communications, Inc.(a)
11/15/2018	9.000%	264,000	284,689
T-Mobile USA, Inc.
04/28/2023	6.836%	210,000	222,954
Total			767,701
Wirelines 0.3%
AT&T, Inc.
08/14/2037	4.900%	145,000	146,607
06/15/2044	4.800%	300,000	292,489
03/09/2048	4.500%	300,000	276,576
Level 3 Financing, Inc.
02/01/2023	5.625%	100,000	103,061
Qwest Corp.
12/01/2021	6.750%	90,000	98,625
Verizon Communications, Inc.
04/15/2049	5.012%	525,000	527,094
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	70,000	74,166
Total			1,518,618
Total Corporate Bonds & Notes (Cost $68,884,707)			69,882,272

Exchange-Traded Funds 0.1%
	Shares	Value ($)
Technology Select Sector SPDR Fund	11,411	671,309
Total Exchange-Traded Funds (Cost $634,266)		671,309

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
August 31, 2017
Foreign Government Obligations(l) 0.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brazil 0.1%
Brazilian Government International Bond
01/05/2023	2.625%	325,000	310,241
Colombia 0.1%
Colombia Government International Bond
01/28/2026	4.500%	300,000	322,346
Croatia 0.0%
Croatia Government International Bond(a)
07/14/2020	6.625%	120,000	132,631
Dominican Republic 0.0%
Dominican Republic International Bond(a)
01/28/2024	6.600%	100,000	112,715
Hungary 0.0%
Hungary Government International Bond
11/22/2023	5.750%	140,000	163,659
Indonesia 0.1%
PT Pertamina Persero(a)
05/20/2023	4.300%	400,000	419,139
Kazakhstan 0.0%
Kazakhstan Government International Bond(a)
07/21/2025	5.125%	200,000	224,156
Mexico 0.1%
Petroleos Mexicanos(a)
03/13/2022	5.375%	320,000	343,087
Peru 0.1%
Corporación Financiera de Desarrollo SA(a)
07/15/2025	4.750%	220,000	238,251
Russian Federation 0.0%
Russian Foreign Bond - Eurobond(a)
09/16/2023	4.875%	200,000	218,810
South Africa 0.0%
South Africa Government International Bond
01/17/2024	4.665%	100,000	103,628
Turkey 0.0%
Turkey Government International Bond
03/23/2023	3.250%	240,000	230,474
Uruguay 0.0%
Uruguay Government International Bond
10/27/2027	4.375%	125,000	135,309
Total Foreign Government Obligations (Cost $2,896,999)			2,954,446
Limited Partnerships 1.1%
Issuer	Shares	Value ($)
Financials 1.1%
Capital Markets 1.1%
Fortress Investment Group LLC(i)	772,064	6,145,630
Total Financials		6,145,630
Total Limited Partnerships (Cost $6,174,886)		6,145,630

Municipal Bonds 0.6%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 0.1%
University of California
Revenue Bonds
Taxable General
Series 2013-AJ
05/15/2031	4.601%	500,000	566,580
Local General Obligation 0.0%
Los Angeles Unified School District
Unlimited General Obligation Bonds
Build America Bonds -Taxable
Series 2009
07/01/2029	5.755%	250,000	312,360
Sales Tax 0.0%
Santa Clara Valley Transportation Authority
Revenue Bonds
Build America Bonds
Series 2010
04/01/2032	5.876%	250,000	312,203
Special Non Property Tax 0.1%
New York State Dormitory Authority
Revenue Bonds
Build America Bonds
03/15/2030	5.500%	500,000	598,360
State General Obligation 0.1%
State of California
Unlimited General Obligation Bonds
Taxable High Speed Passenger Train
Series 2017
04/01/2047	2.193%	500,000	502,720
Transportation 0.1%
Metropolitan Transportation Authority
Revenue Bonds
Build America Bonds
11/15/2031	6.548%	250,000	330,547

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2017	19

Consolidated Portfolio of Investments  (continued)
August 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Water & Sewer 0.2%
City of Houston Combined Utility System
Revenue Bonds
Taxable 1st Lien
Series 2014B
05/15/2028	3.828%	500,000	534,235
Metropolitan Water District of Southern California
Revenue Bonds
Build America Bonds
07/01/2040	6.947%	400,000	451,352
Total			985,587
Total Municipal Bonds (Cost $3,541,316)			3,608,357

Mutual Funds 1.8%
Issuer	Shares	Value ($)
Information Technology 1.8%
Internet Software & Services 1.8%
Altaba, Inc.(i)	160,070	10,257,286
Total Information Technology		10,257,286
Total Mutual Funds (Cost $8,383,738)		10,257,286

Residential Mortgage-Backed Securities - Agency 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b)
CMO Series 4638 Class UF
1-month USD LIBOR + 1.000% 09/15/2044	2.232%	712,156	718,638
Total Residential Mortgage-Backed Securities - Agency (Cost $715,715)			718,638

Residential Mortgage-Backed Securities - Non-Agency 5.5%

Alternative Loan Trust(b),(c)
CMO Series 2005-43 Class 1A
10/25/2035	2.998%	691,585	669,676
American Home Mortgage Investment Trust(b)
CMO Series 2005-1 Class 6A
6-month USD LIBOR + 2.000% 06/25/2045	3.456%	683,024	691,334
Ameriquest Mortgage Securities, Inc. Asset Backed Pass-Through Certificates(b)
CMO Series 2005-R11 Class A1
1-month USD LIBOR + 0.230% 01/25/2036	1.254%	720,490	719,318
CMO Series 2005-R11 Class M1
1-month USD LIBOR + 0.450% 01/25/2036	1.474%	500,000	494,968
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ASG Resecuritization Trust(a),(b)
CMO Series 2010-3 Class 3A68
1-month USD LIBOR + 0.290% 12/28/2045	1.522%	509,218	506,859
Asset-Backed Securities Corp. Home Equity Loan Trust(b)
CMO Series 2004-HE6 Class M1
1-month USD LIBOR + 0.945% 09/25/2034	2.161%	556,101	554,640
Banc of America Funding Trust(a),(b),(c)
CMO Series 2016-R1 Class A1
03/25/2040	2.500%	606,082	614,265
Banc of America Funding Trust(b)
Series 2006-G Class 2A1
1-month USD LIBOR + 0.220% 07/20/2036	1.451%	602,690	606,714
BCAP LLC(a),(b)
CMO Series 2014-RR2 Class 6A1
1-month USD LIBOR + 0.240% 10/26/2036	1.909%	683,951	675,028
BCAP LLC Trust(a),(b),(c)
CMO Series 2012-RR11 Class 2A3
08/26/2036	1.336%	652,876	652,693
BCAP LLC Trust(a),(b)
CMO Series 2014-RR1 Class 3A3
1-month USD LIBOR + 0.160% 03/26/2037	2.177%	686,518	672,650
CMO Series 2014-RR5 Class 1A4
3-month USD LIBOR + 0.225% 01/26/2036	1.445%	849,000	803,324
Bear Stearns ALT-A Trust(b)
CMO Series 2004-6 Class M1
1-month USD LIBOR + 0.825% 07/25/2034	2.059%	788,770	740,974
Bear Stearns Mortgage Funding Trust(b)
Series 2006-AR4 Class A1
1-month USD LIBOR + 0.210% 12/25/2036	1.444%	667,105	633,638
Bear Stearns Trust(b)
CMO Series 2005-1 Class A1
1-month USD LIBOR + 0.280% 01/25/2035	1.776%	580,545	585,332
Centex Home Equity Loan Trust(b)
CMO Series 2005-A Class M1
1-month USD LIBOR + 0.720% 01/25/2035	1.936%	523,672	496,647
CMO Series 2005-D Class M3
1-month USD LIBOR + 0.480% 10/25/2035	1.712%	900,000	896,787
CIM Trust(a),(b),(c)
CMO Series 2017-5 Class A1
05/25/2057	2.500%	616,330	616,686

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
August 31, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup Mortgage Loan Trust(b)
CMO Series 2006-HE1 Class M2
1-month USD LIBOR + 0.510% 01/25/2036	1.726%	443,502	442,889
CMO Series 2006-HE1 Class M3
1-month USD LIBOR + 0.540% 01/25/2036	1.756%	750,000	748,465
COLT Mortgage Loan Trust(a),(b),(c)
CMO Series 2017-1 Class A1
05/27/2047	2.614%	589,726	592,752
Countrywide Asset-Backed Certificates(b)
CMO Series 2007-13 Class 2A1
1-month USD LIBOR + 0.900% 10/25/2047	2.134%	294,048	292,968
CMO Series 2007-13 Class 2A2
1-month USD LIBOR + 0.800% 10/25/2047	2.034%	584,533	578,721
Credit Suisse Mortgage Capital Trust(a),(b)
CMO Series 2014-3R Class 5A3
1-month USD LIBOR + 0.190% 06/27/2036	1.422%	523,320	522,396
Credit Suisse Mortgage Capital Trust(a)
CMO Series 2015-2R Class 1A1
08/27/2037	3.000%	705,672	710,500
CMO Series 20154R Class 5A1
10/27/2036	3.000%	592,219	596,893
Credit-Based Asset Servicing & Securitization LLC(b)
CMO Series 2005-CB4 Class M2
1-month USD LIBOR + 0.450% 07/25/2035	1.666%	560,000	556,339
Deephaven Residential Mortgage Trust(a),(b),(c)
CMO Series 2017-1A Class A1
12/26/2046	2.725%	594,735	594,892
First Franklin Mortgage Loan Trust(b)
CMO Series 2004-FF11 Class M3
1-month USD LIBOR + 0.900% 01/25/2035	2.116%	747,906	734,503
CMO Series 2006-FF4 Class A3
1-month USD LIBOR + 0.280% 03/25/2036	1.304%	700,000	676,447
First Horizon Mortgage Pass-Through Trust(b),(c)
CMO Series 2005-AR4 Class 2A1
10/25/2035	3.142%	711,970	677,549
GMACM Mortgage Loan Trust(b),(c)
CMO Series 2006-AR1 Class 1A1
04/19/2036	3.853%	709,806	671,427
GSAMP Trust(b)
CMO Series 2005-WMC3 Class A2C
1-month USD LIBOR + 0.330% 12/25/2035	1.354%	810,000	714,708
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Home Equity Mortgage Loan Asset-Backed Trust(b)
CMO Series 2005-D Class AII4
1-month USD LIBOR + 0.350% 03/25/2036	1.584%	735,000	732,787
Impac CMB Trust(b)
CMO Series 2004-8 Class 2A1 (FGIC)
1-month USD LIBOR + 0.700% 10/25/2034	1.934%	719,923	707,353
Impac Secured Assets Corp.(b)
CMO Series 2004-3 Class 2A2
1-month USD LIBOR + 0.640% 11/25/2034	1.874%	636,227	640,046
JP Morgan Mortgage Acquisition Trust(b)
CMO Series 2007-HE1 Class AV4
1-month USD LIBOR + 0.280% 03/25/2047	1.304%	1,103,000	889,399
JPMorgan Mortgage Acquisition Trust(b)
CMO Series 2007-CH2 Class AV5
1-month USD LIBOR + 0.260% 01/25/2037	1.284%	630,000	611,926
Morgan Stanley Mortgage Loan Trust(b)
CMO Series 2005-6AR Class 1A1
1-month USD LIBOR + 0.280% 11/25/2035	1.514%	510,962	513,240
Nomura Resecuritization Trust(a),(b)
CMO Series 2014-6R Class 2A1
1-month USD LIBOR + 0.160% 03/26/2037	2.311%	580,187	560,692
Nomura Resecuritization Trust(a),(b),(c)
CMO Series 2015-6R Class 2A1
01/26/2037	4.000%	470,871	474,450
Option One Mortgage Loan Trust(b)
1-month USD LIBOR + 0.440% 05/25/2035	1.876%	689,049	689,226
RALI Series Trust(b)
CMO Series 2006-QA6 Class A3
1-month USD LIBOR + 0.190% 07/25/2036	1.424%	909,682	830,748
RAMP Series Trust(b)
CMO Series 2005-RZ4 Class M1
1-month USD LIBOR + 0.480% 11/25/2035	1.714%	661,166	661,009
RAMP Trust(b)
Series 2005-RS4 Class M4
1-month USD LIBOR + 0.640% 04/25/2035	1.984%	745,000	738,509
Specialty Underwriting & Residential Finance Trust(b)
CMO Series 2005-AB3 Class A1A
1-month USD LIBOR + 0.260% 09/25/2036	1.494%	725,679	720,843

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2017	21

Consolidated Portfolio of Investments  (continued)
August 31, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Structured Adjustable Rate Mortgage Loan Trust(b)
CMO Series 2005-19XS Class 2A1
1-month USD LIBOR + 0.300% 10/25/2035	1.534%	688,808	677,679
Structured Asset Investment Loan Trust(b)
CMO Series 2005-10 Class A6
1-month USD LIBOR + 0.330% 12/25/2035	1.564%	695,805	688,460
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust(b)
CMO Series 2006-AR2 Class A1A
1-year MTA + 0.940% 04/25/2046	1.716%	508,126	456,555
Wells Fargo Alternative Loan Trust(b)
CMO Series 2005-2 Class M1
1-month USD LIBOR + 0.675% 10/25/2035	1.446%	733,366	731,706
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $31,806,318)			32,067,610

Treasury Bills 9.2%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 9.2%
U.S. Treasury Bills
09/07/2017	0.930%	102,000	101,982
01/25/2018	1.020%	27,969,000	27,854,348
02/01/2018	1.060%	15,144,000	15,076,820
02/08/2018	1.060%	7,035,000	7,002,280
02/15/2018	1.060%	3,227,000	3,211,272
Total			53,246,702
Total			53,246,702
Total Treasury Bills (Cost $53,223,745)			53,246,702

Options Purchased Calls 0.0%
Value ($)
(Cost $21,013)	9,708

Options Purchased Puts 0.0%

(Cost $112,957)	68,876
Money Market Funds 31.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.146%(m),(n)	183,395,540	183,395,540
Total Money Market Funds (Cost $183,393,506)		183,395,540
Total Investments (Cost $559,721,949)		565,708,074

Investments Sold Short (10.0)

Common Stocks (8.2)%
Issuer	Shares	Value ($)
Consumer Discretionary (0.8)%
Hotels, Restaurants & Leisure (0.5)%
Dunkin’ Brands Group, Inc.	(5,198)	(268,009)
Marriott Vacations World	(9,217)	(1,072,490)
McDonald’s Corp.	(1,993)	(318,820)
Sonic Corp.	(10,368)	(242,715)
Wendy’s Co. (The)	(17,935)	(267,590)
Yum! Brands, Inc.	(4,245)	(326,101)
Total		(2,495,725)
Media (0.2)%
Discovery Communications, Inc., Class C(f)	(11,352)	(238,505)
Nexstar Broadcasting Group, Inc., Class A	(6,858)	(412,852)
Sinclair Broadcast Group, Inc., Class A	(21,657)	(655,124)
Total		(1,306,481)
Specialty Retail (0.1)%
Aaron’s, Inc.	(7,564)	(334,858)
Conn’s, Inc.(f)	(15,798)	(274,096)
Total		(608,954)
Total Consumer Discretionary		(4,411,160)
Consumer Staples (0.1)%
Food & Staples Retailing (0.1)%
CVS Health Corp.	(5,137)	(397,296)
Total Consumer Staples		(397,296)
Energy (0.1)%
Energy Equipment & Services (0.1)%
Atwood Oceanics, Inc.(f)	(111,333)	(731,458)
Total Energy		(731,458)
Financials (0.6)%
Banks (0.0)%
Sterling Bancorp	(3,743)	(84,030)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
22	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
August 31, 2017
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets (0.2)%
CBOE Holdings, Inc.	(11,116)	(1,121,493)
Insurance (0.4)%
Aflac, Inc.	(7,895)	(651,732)
Prudential Financial, Inc.	(5,870)	(599,210)
Unum Group	(13,467)	(648,840)
Total		(1,899,782)
Total Financials		(3,105,305)
Health Care (1.0)%
Health Care Equipment & Supplies (0.5)%
Becton Dickinson and Co.	(14,576)	(2,907,037)
Health Care Providers & Services (0.3)%
Anthem, Inc.	(2,350)	(460,694)
UnitedHealth Group, Inc.	(7,234)	(1,438,843)
Total		(1,899,537)
Life Sciences Tools & Services (0.1)%
Cambrex Corp.(f)	(4,174)	(217,465)
Pharmaceuticals (0.1)%
Merck KGaA	(4,772)	(524,114)
Valeant Pharmaceuticals International, Inc.(f)	(10,167)	(136,441)
Total		(660,555)
Total Health Care		(5,684,594)
Industrials (0.6)%
Aerospace & Defense (0.1)%
Hexcel Corp.	(10,643)	(572,274)
Air Freight & Logistics (0.0)%
C.H. Robinson Worldwide, Inc.	(3,062)	(216,269)
Machinery (0.0)%
Greenbrier Companies, Inc. (The)	(1,411)	(60,532)
Road & Rail (0.5)%
CSX Corp.	(30,848)	(1,548,570)
Heartland Express, Inc.	(11,871)	(263,180)
JB Hunt Transport Services, Inc.	(2,559)	(253,060)
Landstar System, Inc.	(2,726)	(254,472)
Werner Enterprises, Inc.	(8,893)	(294,358)
Total		(2,613,640)
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors (0.0)%
GATX Corp.	(1,032)	(62,518)
Total Industrials		(3,525,233)
Information Technology (3.5)%
Internet Software & Services (1.6)%
Alibaba Group Holding Ltd., ADR(f)	(46,870)	(8,049,454)
Five9, Inc.(f)	(17,873)	(384,269)
LogMeIn, Inc.	(9,139)	(1,045,502)
Total		(9,479,225)
IT Services (1.0)%
CGI Group, Inc., Class A(f)	(8,063)	(410,004)
Convergys Corp.	(6,873)	(161,515)
DXC Technology Co.	(10,795)	(917,575)
Genpact Ltd.	(14,335)	(407,831)
Infosys Ltd., ADR	(25,087)	(376,305)
MoneyGram International, Inc.(f)	(24,702)	(389,303)
Sykes Enterprises, Inc.(f)	(5,356)	(142,791)
Vantiv, Inc., Class A(f)	(40,937)	(2,893,837)
Total		(5,699,161)
Semiconductors & Semiconductor Equipment (0.3)%
Versum Materials, Inc.	(31,268)	(1,154,727)
Xcerra Corp.(f)	(43,643)	(428,574)
Total		(1,583,301)
Software (0.6)%
Micro Focus International PLC, ADR(f)	(107,818)	(3,180,631)
Symantec Corp.	(13,234)	(396,755)
Total		(3,577,386)
Total Information Technology		(20,339,073)
Materials (0.5)%
Chemicals (0.5)%
Eastman Chemical Co.	(9,276)	(799,591)
International Flavors & Fragrances, Inc.	(3,512)	(480,617)
Olin Corp.	(18,018)	(580,720)
Platform Specialty Products Corp.(f)	(46,127)	(538,764)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2017	23

Consolidated Portfolio of Investments  (continued)
August 31, 2017
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Sensient Technologies Corp.	(5,848)	(421,933)
The Chemours Co.	(4,152)	(203,739)
Total		(3,025,364)
Total Materials		(3,025,364)
Real Estate (0.3)%
Equity Real Estate Investment Trusts (REITS) (0.3)%
Washington Real Estate Investment Trust	(57,131)	(1,877,325)
Total Real Estate		(1,877,325)
Telecommunication Services (0.7)%
Diversified Telecommunication Services (0.7)%
AT&T, Inc.	(75,512)	(2,828,680)
IDT Corp., Class B	(69,407)	(1,020,977)
Vonage Holdings Corp.(f)	(48,911)	(405,961)
Total		(4,255,618)
Total Telecommunication Services		(4,255,618)
Total Common Stocks (Proceeds $44,945,583)		(47,352,426)

Corporate Bonds & Notes (0.3)%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite (0.1)%
Intelsat Luxembourg SA
06/01/2021	7.750%	(1,102,000)	(697,015)
Investments Sold Short (continued)

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Retailers (0.2)%
Limited Brands, Inc.
02/15/2022	5.625%	(1,271,000)	(1,341,766)
Total Corporate Bonds & Notes (Proceeds $1,975,537)			(2,038,781)

Exchange-Traded Funds (1.5)%
	Shares	Value ($)
Consumer Staples Select Sector SPDR Fund	(14,432)	(789,575)
First Trust Dow Jones Internet Index Fund(f)	(11,706)	(1,176,687)
iShares Russell 2000 Growth ETF	(6,885)	(1,170,174)
Materials Select Sector SPDR Fund	(10,883)	(599,327)
SPDR S&P Regional Banking ETF	(13,129)	(682,970)
Vaneck Vectors Semiconductor	(29,396)	(2,603,898)
Vanguard REIT ETF	(22,043)	(1,852,494)
Total Exchange-Traded Funds (Proceeds $8,728,437)		(8,875,125)
Total Investments Sold Short (Proceeds $55,649,557)		(58,266,332)
Total Investments, Net of Investments Sold Short		507,441,742
Other Assets & Liabilities, Net		72,750,836
Net Assets		580,192,578

At August 31, 2017, securities and/or cash totaling $130,993,171 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,364,331 AUD	1,090,233 USD	Citi	09/20/2017	5,856	—
12,362,815 AUD	9,556,463 USD	Citi	09/20/2017	—	(269,563)
3,817,836 BRL	1,210,865 USD	Citi	09/20/2017	854	—
14,463,164 BRL	4,458,044 USD	Citi	09/20/2017	—	(125,858)
2,164,146 CAD	1,737,287 USD	Citi	09/20/2017	3,959	—
25,805,854 CAD	19,361,543 USD	Citi	09/20/2017	—	(1,307,117)
219,000 CHF	226,051 USD	Citi	09/20/2017	—	(2,553)
2,180,635,000 CLP	3,403,050 USD	Citi	09/20/2017	—	(83,316)
1,468,271,512 COP	498,393 USD	Citi	09/20/2017	1,647	—
6,570,227,456 COP	2,153,280 USD	Citi	09/20/2017	—	(69,560)
26,202,000 EUR	29,847,488 USD	Citi	09/20/2017	—	(1,370,105)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
24	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
August 31, 2017
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
6,785,514 GBP	8,823,519 USD	Citi	09/20/2017	44,521	—
1,631,486 GBP	2,096,416 USD	Citi	09/20/2017	—	(14,377)
10,970,000 HKD	1,408,450 USD	Citi	09/20/2017	6,046	—
261,000 HUF	1,022 USD	Citi	09/20/2017	5	—
1,379,125,000 HUF	5,290,678 USD	Citi	09/20/2017	—	(83,311)
31,321,610,992 IDR	2,343,906 USD	Citi	09/20/2017	—	(1,801)
12,471,424 ILS	3,513,415 USD	Citi	09/20/2017	31,765	—
3,797,576 ILS	1,052,002 USD	Citi	09/20/2017	—	(8,168)
41,458,974 INR	647,592 USD	Citi	09/20/2017	78	—
423,727,820 INR	6,569,541 USD	Citi	09/20/2017	—	(48,314)
95,426,827 JPY	873,271 USD	Citi	09/20/2017	4,623	—
4,733,208,149 JPY	42,124,791 USD	Citi	09/20/2017	—	(960,467)
2,252,491,227 KRW	2,004,226 USD	Citi	09/20/2017	3,609	—
22,765,132,597 KRW	20,008,225 USD	Citi	09/20/2017	—	(211,310)
219,496,000 MXN	12,348,543 USD	Citi	09/20/2017	101,689	—
29,925,000 MXN	1,640,226 USD	Citi	09/20/2017	—	(29,449)
223,188,000 NOK	27,775,290 USD	Citi	09/20/2017	—	(1,003,299)
32,444,000 NZD	23,697,263 USD	Citi	09/20/2017	408,963	—
3,368,000 NZD	2,354,518 USD	Citi	09/20/2017	—	(63,032)
156,406,000 PHP	3,080,839 USD	Citi	09/20/2017	29,452	—
55,696,000 PHP	1,081,757 USD	Citi	09/20/2017	—	(4,838)
39,121,000 PLN	10,745,738 USD	Citi	09/20/2017	—	(221,741)
276,029,000 SEK	33,114,381 USD	Citi	09/20/2017	—	(1,654,600)
304,095 SGD	224,324 USD	Citi	09/20/2017	39	—
2,170,300 SGD	1,584,918 USD	Citi	09/20/2017	—	(15,787)
39,573,000 TRY	10,845,850 USD	Citi	09/20/2017	—	(563,517)
63,091,374 TWD	2,101,500 USD	Citi	09/20/2017	7,139	—
126,062,626 TWD	4,164,721 USD	Citi	09/20/2017	—	(20,013)
16,515,680 USD	21,185,000 AUD	Citi	09/20/2017	322,261	—
827,348 USD	1,031,000 AUD	Citi	09/20/2017	—	(7,904)
5,538,351 USD	18,234,000 BRL	Citi	09/20/2017	240,666	—
14,951 USD	47,000 BRL	Citi	09/20/2017	—	(55)
20,535,951 USD	27,091,000 CAD	Citi	09/20/2017	1,162,019	—
705,041 USD	879,000 CAD	Citi	09/20/2017	—	(1,024)
226,780 USD	219,000 CHF	Citi	09/20/2017	1,824	—
3,307,559 USD	2,180,635,000 CLP	Citi	09/20/2017	178,808	—
2,008,789 USD	5,989,967,000 COP	Citi	09/20/2017	17,737	—
695,816 USD	2,048,531,968 COP	Citi	09/20/2017	—	(2,756)
29,842,787 USD	26,202,000 EUR	Citi	09/20/2017	1,374,804	—
5,272,382 USD	4,090,000 GBP	Citi	09/20/2017	19,200	—
5,618,174 USD	4,327,000 GBP	Citi	09/20/2017	—	(19,965)
1,290,933 USD	10,057,145 HKD	Citi	09/20/2017	—	(5,228)
5,077,009 USD	1,379,386,000 HUF	Citi	09/20/2017	297,998	—
2,329,722 USD	31,321,610,992 IDR	Citi	09/20/2017	15,984	—
7,777 USD	28,000 ILS	Citi	09/20/2017	40	—
4,560,837 USD	16,241,000 ILS	Citi	09/20/2017	—	(26,834)
6,609,392 USD	429,582,794 INR	Citi	09/20/2017	99,908	—
556,821 USD	35,604,000 INR	Citi	09/20/2017	—	(751)
21,441,580 USD	2,367,939,848 JPY	Citi	09/20/2017	113,208	—
19,832,315 USD	2,170,350,091 JPY	Citi	09/20/2017	—	(76,139)
2,393,517 USD	2,715,579,008 KRW	Citi	09/20/2017	18,406	—
20,638,645 USD	23,119,943,016 KRW	Citi	09/20/2017	—	(103,974)
12,944,975 USD	240,268,000 MXN	Citi	09/20/2017	460,860	—
513,114 USD	9,153,000 MXN	Citi	09/20/2017	—	(2,420)
27,329,238 USD	223,188,000 NOK	Citi	09/20/2017	1,449,350	—
1,470,173 USD	2,049,000 NZD	Citi	09/20/2017	599	—
24,100,228 USD	33,416,578 NZD	Citi	09/20/2017	—	(113,811)
758,755 USD	38,933,839 PHP	Citi	09/20/2017	821	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2017	25

Consolidated Portfolio of Investments  (continued)
August 31, 2017
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
2,386,333 USD	120,272,294 PHP	Citi	09/20/2017	—	(39,893)
10,406,149 USD	39,121,000 PLN	Citi	09/20/2017	561,331	—
33,315,758 USD	276,029,000 SEK	Citi	09/20/2017	1,453,222	—
3,828,013 USD	5,273,000 SGD	Citi	09/20/2017	61,089	—
86,392 USD	117,000 SGD	Citi	09/20/2017	—	(99)
11,076,684 USD	39,573,000 TRY	Citi	09/20/2017	332,683	—
44,550 USD	1,355,000 TWD	Citi	09/20/2017	430	—
6,260,781 USD	187,799,000 TWD	Citi	09/20/2017	—	(26,665)
8,185,661 USD	107,952,000 ZAR	Citi	09/20/2017	92,490	—
294,961 USD	3,818,000 ZAR	Citi	09/20/2017	—	(2,183)
1,786,000 ZAR	137,173 USD	Citi	09/20/2017	216	—
76,329,879 ZAR	5,739,851 USD	Citi	09/20/2017	—	(113,402)
7,000 BRL	2,172 USD	Citi	12/20/2017	—	(18)
336,000 CAD	269,086 USD	Citi	12/20/2017	—	(227)
84,000 CHF	87,652 USD	Citi	12/20/2017	—	(556)
64,154,000 COP	21,159 USD	Citi	12/20/2017	—	(312)
973,000 EUR	1,154,797 USD	Citi	12/20/2017	—	(10,184)
1,237,000 GBP	1,601,474 USD	Citi	12/20/2017	—	(3,707)
559,145 HKD	71,679 USD	Citi	12/20/2017	24	—
101,990,000 HUF	399,177 USD	Citi	12/20/2017	75	—
42,609,000 HUF	165,593 USD	Citi	12/20/2017	—	(1,142)
48,068,000 IDR	3,555 USD	Citi	12/20/2017	—	(10)
1,059,000 ILS	294,694 USD	Citi	12/20/2017	—	(2,049)
879,204,075 JPY	8,073,434 USD	Citi	12/20/2017	34,790	—
319,979,800 JPY	2,911,487 USD	Citi	12/20/2017	—	(14,118)
1,381,399,968 KRW	1,217,951 USD	Citi	12/20/2017	—	(11,840)
1,210,578 NZD	873,676 USD	Citi	12/20/2017	6,207	—
187,000 NZD	133,833 USD	Citi	12/20/2017	—	(167)
50,732,294 PHP	982,378 USD	Citi	12/20/2017	2,303	—
54,254,839 PHP	1,046,354 USD	Citi	12/20/2017	—	(1,773)
843,000 PLN	232,385 USD	Citi	12/20/2017	—	(4,025)
19,684,000 TRY	5,467,757 USD	Citi	12/20/2017	—	(62,318)
1,637,000 TWD	54,313 USD	Citi	12/20/2017	—	(352)
5,545,627 USD	7,013,815 AUD	Citi	12/20/2017	22,490	—
1,088,970 USD	1,364,331 AUD	Citi	12/20/2017	—	(5,857)
2,792,767 USD	8,966,164 BRL	Citi	12/20/2017	12,610	—
1,187,381 USD	3,792,836 BRL	Citi	12/20/2017	—	(660)
162,459 USD	202,854 CAD	Citi	12/20/2017	134	—
1,738,737 USD	2,164,146 CAD	Citi	12/20/2017	—	(4,114)
2,467,036 USD	1,555,750,000 CLP	Citi	12/20/2017	13,385	—
565,770 USD	1,692,024,504 COP	Citi	12/20/2017	534	—
609,531 USD	1,813,921,496 COP	Citi	12/20/2017	—	(2,430)
3,270,346 USD	2,754,000 EUR	Citi	12/20/2017	27,041	—
388,080 USD	300,000 GBP	Citi	12/20/2017	1,212	—
42,889 USD	33,000 GBP	Citi	12/20/2017	—	(67)
4,062,525 USD	1,039,584,000 HUF	Citi	12/20/2017	5,521	—
2,227,015 USD	30,040,435,992 IDR	Citi	12/20/2017	783	—
222,530 USD	796,576 ILS	Citi	12/20/2017	679	—
1,070,660 USD	3,808,424 ILS	Citi	12/20/2017	—	(3,499)
4,818,131 USD	311,737,820 INR	Citi	12/20/2017	7,468	—
879,182 USD	56,771,974 INR	Citi	12/20/2017	—	(371)
2,707,114 USD	294,575,000 JPY	Citi	12/20/2017	—	(13,788)
432,392 USD	486,897,599 KRW	Citi	12/20/2017	1,069	—
189,119 USD	211,938,993 KRW	Citi	12/20/2017	—	(440)
49,429 USD	900,000 MXN	Citi	12/20/2017	70	—
10,388,591 USD	187,353,000 MXN	Citi	12/20/2017	—	(84,396)
20,763,118 USD	162,632,000 NOK	Citi	12/20/2017	247,264	—
307,095 USD	2,369,000 NOK	Citi	12/20/2017	—	(1,045)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
26	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
August 31, 2017
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
241,966 USD	335,000 NZD	Citi	12/20/2017	—	(1,913)
6,797,015 USD	24,676,000 PLN	Citi	12/20/2017	123,073	—
22,767,417 USD	182,523,000 SEK	Citi	12/20/2017	344,024	—
311,914 USD	2,459,000 SEK	Citi	12/20/2017	—	(550)
1,085,444 USD	1,474,395 SGD	Citi	12/20/2017	3,206	—
275,657 USD	373,000 SGD	Citi	12/20/2017	—	(245)
2,123,699 USD	7,641,000 TRY	Citi	12/20/2017	22,984	—
465,687 USD	1,655,000 TRY	Citi	12/20/2017	—	(727)
1,659,068 USD	49,834,736 TWD	Citi	12/20/2017	5,095	—
370,903 USD	11,099,264 TWD	Citi	12/20/2017	—	(259)
2,214,168 USD	29,550,879 ZAR	Citi	12/20/2017	19,972	—
139,473 USD	1,842,000 ZAR	Citi	12/20/2017	—	(212)
10,408,600 CAD	7,878,494 USD	Goldman Sachs	09/15/2017	—	(457,611)
80,600 CHF	84,514 USD	Goldman Sachs	09/15/2017	408	—
1,806,000 CHF	1,877,254 USD	Goldman Sachs	09/15/2017	—	(7,315)
91,500 EUR	109,782 USD	Goldman Sachs	09/15/2017	796	—
4,277,200 EUR	4,925,880 USD	Goldman Sachs	09/15/2017	—	(168,680)
1,492,231 GBP	1,934,607 USD	Goldman Sachs	09/15/2017	4,322	—
1,437,485 GBP	1,840,651 USD	Goldman Sachs	09/15/2017	—	(18,817)
7,563,352 USD	9,982,700 CAD	Goldman Sachs	09/15/2017	431,656	—
342,046 USD	425,900 CAD	Goldman Sachs	09/15/2017	—	(948)
80,657 USD	77,700 CHF	Goldman Sachs	09/15/2017	423	—
94,151 USD	89,400 CHF	Goldman Sachs	09/15/2017	—	(862)
1,732,542 USD	1,490,300 EUR	Goldman Sachs	09/15/2017	42,550	—
24,870 USD	19,005 GBP	Goldman Sachs	09/15/2017	—	(286)
Total				10,308,367	(9,563,089)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Amsterdam IDX	13	09/2017	EUR	1,341,080	—	(26,780)
AUD/USD Currency	420	09/2017	USD	33,381,600	196,428	—
Brent Crude	28	09/2017	USD	1,480,080	47,735	—
C$ Currency	415	09/2017	USD	33,214,525	405,374	—
CAC40 Index	24	09/2017	EUR	1,220,280	—	(27,961)
Copper	8	12/2017	USD	1,359,700	4,949	—
Copper	105	12/2017	USD	8,133,563	189,468	—
DJIA Mini E	92	09/2017	USD	10,097,000	256,188	—
Euro FX	206	09/2017	USD	30,673,400	963,097	—
Euro-Bobl	90	09/2017	EUR	11,987,203	22,216	—
Euro-Bobl	143	12/2017	EUR	19,004,443	—	(4,866)
Euro-Bund	3	09/2017	EUR	495,540	1,172	—
Euro-Bund	3	12/2017	EUR	488,393	—	(429)
Euro-Schatz	57	09/2017	EUR	6,400,923	7,258	—
Euro-Schatz	41	12/2017	EUR	4,610,440	—	(162)
FTSE 100 Index	46	09/2017	GBP	3,418,950	—	(17,589)
FTSE/JSE Top 40 Index	69	09/2017	ZAR	34,383,390	26,522	—
FTSE/MIB Index	5	09/2017	EUR	541,575	10,984	—
Gold 100 oz.	56	12/2017	USD	7,404,320	75,727	—
Hang Seng Index	16	09/2017	HKD	22,349,600	25,786	—
H-Shares Index	21	09/2017	HKD	11,835,600	—	(4,428)
IBEX 35 Index	29	09/2017	EUR	2,987,870	—	(74,851)
KOSPI 200 Index	29	09/2017	KRW	2,233,000,000	1,160	—
KOSPI 200 Index	2	09/2017	KRW	154,000,000	—	(363)
KOSPI 200 Index	19	09/2017	KRW	1,463,000,000	—	(2,330)
Low Sulphur Gasoil	86	10/2017	USD	4,327,950	173,332	—
Mini MSCI EAFE Index	24	09/2017	USD	2,321,760	10,019	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2017	27

Consolidated Portfolio of Investments  (continued)
August 31, 2017
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI Singapore IX ETS	61	09/2017	SGD	2,228,025	8,060	—
MSCI Taiwan Index	12	09/2017	USD	475,440	4,082	—
NASDAQ 100 E-mini	59	09/2017	USD	7,069,085	253,739	—
Nickel	18	12/2017	USD	1,275,858	8,279	—
NY Harbor ULSD	57	09/2017	USD	4,170,109	237,883	—
Platinum	1	10/2017	USD	49,925	146	—
Primary Aluminum	46	12/2017	USD	2,439,725	34,016	—
RBOB Gasoline	47	09/2017	USD	3,512,141	437,984	—
Russell 2000 Mini	30	09/2017	USD	2,106,600	—	(27,029)
S&P 500 E-mini	38	09/2017	USD	4,693,190	39,772	—
S&P Mid 400 E-mini	12	09/2017	USD	2,076,480	—	(33,426)
S&P/TSE 60 Index	20	09/2017	CAD	3,564,000	—	(35,460)
SGX Nifty Index	94	09/2017	USD	1,868,344	6,866	—
Soybean Oil	18	12/2017	USD	378,648	6,612	—
SPI 200 Index	20	09/2017	AUD	2,844,000	—	(7,869)
TOPIX Index	82	09/2017	JPY	1,329,220,000	126,891	—
U.S. Treasury 5-Year Note	3	12/2017	USD	356,310	760	—
U.S. Treasury 5-Year Note	1	12/2017	USD	118,770	—	(62)
Zinc	17	12/2017	USD	1,337,263	13,023	—
Total					3,595,528	(263,605)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month Euro Euribor	(24)	12/2017	EUR	(6,019,500)	—	(2,334)
3-Month Euro Euribor	(58)	03/2018	EUR	(14,545,675)	—	(10,519)
3-Month Euro Euribor	(17)	06/2018	EUR	(4,262,538)	—	(4,479)
3-Month Euro Euribor	(21)	09/2018	EUR	(5,263,650)	—	(7,111)
3-Month Euro Euribor	(28)	12/2018	EUR	(7,015,050)	—	(9,844)
3-Month Euro Euribor	(48)	03/2019	EUR	(12,020,400)	—	(20,935)
3-Month Euro Euribor	(41)	06/2019	EUR	(10,262,300)	—	(21,498)
90-Day Euro$	(155)	12/2017	USD	(38,201,688)	—	(7,194)
90-Day Euro$	(142)	03/2018	USD	(34,981,700)	—	(30,723)
90-Day Euro$	(109)	06/2018	USD	(26,839,888)	—	(40,317)
90-Day Euro$	(107)	09/2018	USD	(26,335,375)	—	(55,124)
90-Day Euro$	(98)	12/2018	USD	(24,103,100)	—	(66,638)
90-Day Euro$	(87)	03/2019	USD	(21,390,038)	—	(98,598)
90-Day Euro$	(84)	06/2019	USD	(20,645,100)	—	(40,797)
90-Day Sterling	(57)	12/2017	GBP	(7,099,350)	—	(11,086)
90-Day Sterling	(85)	03/2018	GBP	(10,581,438)	—	(21,169)
90-Day Sterling	(81)	06/2018	GBP	(10,079,438)	—	(24,440)
90-Day Sterling	(86)	09/2018	GBP	(10,697,325)	—	(27,060)
90-Day Sterling	(82)	12/2018	GBP	(10,195,675)	—	(24,593)
90-Day Sterling	(77)	03/2019	GBP	(9,569,175)	—	(22,438)
90-Day Sterling	(81)	06/2019	GBP	(10,062,225)	—	(24,706)
Australian 10-Year Bond	(162)	09/2017	AUD	(20,841,342)	35,104	—
Australian 3-Year Bond	(901)	09/2017	AUD	(100,459,779)	114,588	—
Banker’s Acceptance	(34)	12/2017	CAD	(8,373,350)	1,950	—
Banker’s Acceptance	(41)	03/2018	CAD	(10,088,050)	3,540	—
BP Currency	(413)	09/2017	USD	(33,401,375)	—	(247,372)
Canadian Government 10-Year Bond	(3)	12/2017	CAD	(418,076)	—	(1,832)
Cocoa	(25)	12/2017	USD	(481,500)	—	(13,021)
Cocoa ICE	(31)	12/2017	GBP	(471,820)	—	(9,465)
Coffee C	(40)	12/2017	USD	(1,940,250)	71,508	—
Corn	(148)	12/2017	USD	(2,647,350)	73,039	—
Cotton	(12)	12/2017	USD	(425,580)	—	(17,252)
Euro CHF 3-Month ICE	(22)	12/2017	CHF	(5,540,700)	977	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
28	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
August 31, 2017
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro CHF 3-Month ICE	(3)	12/2017	CHF	(755,550)	—	(237)
Euro CHF 3-Month ICE	(4)	03/2018	CHF	(1,007,200)	305	—
Euro CHF 3-Month ICE	(13)	03/2018	CHF	(3,273,400)	—	(977)
Euro CHF 3-Month ICE	(15)	06/2018	CHF	(3,775,875)	—	(1,566)
EURO STOXX 50	(16)	09/2017	EUR	(547,840)	1,070	—
Euro-Bobl	(10)	09/2017	EUR	(1,331,911)	—	(668)
HRW Wheat	(59)	12/2017	USD	(1,286,938)	—	(688)
JPY Currency	(310)	09/2017	USD	(35,256,688)	—	(373,745)
Lean Hogs	(19)	10/2017	USD	(466,640)	9,235	—
Natural Gas	(109)	09/2017	USD	(3,313,600)	—	(91,203)
New Zealand $	(313)	09/2017	USD	(22,460,880)	222,664	—
OMXS30 Index	(5)	09/2017	SEK	(772,250)	159	—
Silver	(19)	12/2017	USD	(1,669,625)	—	(46,442)
Soybean	(35)	11/2017	USD	(1,654,188)	14,511	—
Soybean Meal	(12)	12/2017	USD	(359,400)	19,718	—
Sugar #11	(232)	09/2017	USD	(3,741,696)	—	(100,305)
U.S. Long Bond	(32)	12/2017	USD	(5,046,816)	—	(38,759)
U.S. Treasury 10-Year Note	(66)	12/2017	USD	(8,419,177)	—	(20,248)
U.S. Treasury 10-Year Note	(98)	12/2017	USD	(12,501,202)	—	(41,014)
U.S. Treasury 2-Year Note	(7)	12/2017	USD	(1,528,787)	—	(559)
U.S. Treasury 5-Year Note	(26)	12/2017	USD	(3,088,022)	—	(6,784)
U.S. Ultra Bond	(2)	12/2017	USD	(343,321)	—	(254)
U.S. Ultra Bond	(30)	12/2017	USD	(5,149,808)	—	(43,106)
Wheat	(44)	12/2017	USD	(955,900)	35,830	—
WTI Crude	(66)	09/2017	USD	(3,117,180)	—	(19,804)
Total					604,198	(1,646,904)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
Discovery Communications, Inc., Class C	Goldman Sachs	USD	136,565	65	25.00	09/2017	2,584	163
Discovery Communications, Inc., Class C	Goldman Sachs	USD	136,565	65	25.00	12/2017	6,503	1,625
NXP Semiconductors NV	Goldman Sachs	USD	169,440	15	110.00	10/2017	2,956	5,925
NXP Semiconductors NV	Goldman Sachs	USD	33,888	3	110.00	12/2017	517	1,620
Time, Inc.	Goldman Sachs	USD	197,250	150	17.50	10/2017	7,407	375
Whole Foods Market, Inc.(e),(g)	Goldman Sachs	USD	168,000	40	44.00	11/2017	1,046	—
Total							21,013	9,708

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
AT&T, Inc.	Goldman Sachs	USD	618,090	165	37.00	10/2017	22,393	13,530
Becton Dickinson and Co.	Goldman Sachs	USD	119,664	6	175.00	09/2017	3,102	45
Calpine Corp.	Goldman Sachs	USD	505,680	344	12.00	09/2017	8,860	2,580
Monsanto Co.	Goldman Sachs	USD	1,101,680	94	105.00	01/2018	36,569	14,241
Rockwell Collins, Inc.	Goldman Sachs	USD	5,451,680	416	125.00	09/2017	42,033	38,480
Total							112,957	68,876

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Advisory Board Co. (The)	Goldman Sachs	USD	(1,597,500)	(300)	55.00	09/2017	(30,325)	(750)
Alibaba Group Holding Ltd., ADR	Goldman Sachs	USD	(412,176)	(24)	180.00	09/2017	(2,308)	(1,956)
Alibaba Group Holding Ltd., ADR	Goldman Sachs	USD	(309,132)	(18)	175.00	09/2017	(3,153)	(3,744)
Becton Dickinson and Co.	Goldman Sachs	USD	(119,664)	(6)	185.00	09/2017	(3,150)	(8,610)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2017	29

Consolidated Portfolio of Investments  (continued)
August 31, 2017
Call option contracts written (continued)
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Conduent, Inc.	Goldman Sachs	USD	(493,649)	(299)	17.50	09/2017	(13,204)	(2,990)
Conduent, Inc.	Goldman Sachs	USD	(42,926)	(26)	17.50	10/2017	(2,003)	(1,040)
Jack in the Box, Inc.	Goldman Sachs	USD	(767,684)	(82)	100.00	09/2017	(8,617)	(820)
Marriott Vacations Worldwide Corp.	Goldman Sachs	USD	(104,724)	(9)	120.00	10/2017	(2,782)	(2,745)
NXP Semiconductors NV	Goldman Sachs	USD	(293,696)	(26)	115.00	10/2017	(2,612)	(1,820)
Rockwell Collins, Inc.	Goldman Sachs	USD	(2,725,840)	(208)	135.00	09/2017	(16,422)	(22,360)
Time Warner, Inc.	Goldman Sachs	USD	(495,390)	(49)	100.00	09/2017	(12,755)	(9,677)
Total							(97,331)	(56,512)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Jack in the Box, Inc.	Goldman Sachs	USD	(215,326)	(23)	90.00	09/2017	(1,016)	(977)
Jack in the Box, Inc.	Goldman Sachs	USD	(205,964)	(22)	90.00	10/2017	(2,731)	(3,190)
LogMeIn, Inc.	Goldman Sachs	USD	(343,200)	(30)	105.00	09/2017	(2,978)	(900)
Marriott Vacations Worldwide Corp.	Goldman Sachs	USD	(104,724)	(9)	105.00	10/2017	(1,160)	(1,238)
Time Warner, Inc.	Goldman Sachs	USD	(495,390)	(49)	100.00	09/2017	(4,735)	(3,308)
Total							(12,620)	(9,613)

Total return swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Imagination Technologies Group PLC	Floating rate based on 1-month GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	9,714	1,190	(2)	—	—	1,188	—
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	46,295	487	(2)	—	—	485	—
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	55,894	400	(1)	—	—	399	—
Total return on Imagination Technologies Group PLC	Floating rate based on 1-month GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	6,943	392	(2)	—	—	390	—
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	6,422	28	(3)	—	—	25	—
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	4,713	13	(2)	—	—	11	—
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	753	(9)	(1)	—	—	—	(10)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	1,669	(20)	(1)	—	—	—	(21)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	2,538	(31)	(2)	—	—	—	(33)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
30	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
August 31, 2017
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	4,014	(48)	(3)	—	—	—	(51)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	4,178	(50)	(3)	—	—	—	(53)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	4,246	(51)	(3)	—	—	—	(54)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	4,391	(53)	(3)	—	—	—	(56)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	4,922	(59)	(4)	—	—	—	(63)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	5,568	(67)	(4)	—	—	—	(71)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	6,118	(73)	(5)	—	—	—	(78)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	6,813	(82)	(5)	—	—	—	(87)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	9,351	(113)	(7)	—	—	—	(120)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	9,592	(116)	(7)	—	—	—	(123)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	10,818	(131)	(8)	—	—	—	(139)
Total return on Imagination Technologies Group PLC	Floating rate based on 1-month GBP LIBOR plus 0.500%	Monthly	Goldman Sachs	02/22/2018	GBP	2,350	(184)	(2)	—	—	—	(186)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	14,967	(181)	(11)	—	—	—	(192)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	18,952	(228)	(14)	—	—	—	(242)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	19,339	(233)	(15)	—	—	—	(248)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2017	31

Consolidated Portfolio of Investments  (continued)
August 31, 2017
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	19,406	(234)	(15)	—	—	—	(249)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	20,651	(249)	(16)	—	—	—	(265)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	21,520	(260)	(16)	—	—	—	(276)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	24,511	(295)	(19)	—	—	—	(314)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	39,776	(479)	(30)	—	—	—	(509)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	45,673	(551)	(35)	—	—	—	(586)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	46,976	(566)	(36)	—	—	—	(602)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	63,265	(763)	(48)	—	—	—	(811)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	79,188	(955)	(60)	—	—	—	(1,015)
Total return on Imagination Technologies Group PLC	Floating rate based on 1-month GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	17,943	(1,405)	(15)	—	—	—	(1,420)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	129,725	(1,564)	(99)	—	—	—	(1,663)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	130,034	(1,568)	(99)	—	—	—	(1,667)
Total return on Imagination Technologies Group PLC	Floating rate based on 1-month GBP LIBOR plus 0.500%	Monthly	Goldman Sachs	02/22/2018	GBP	26,628	(2,085)	(22)	—	—	—	(2,107)
Total return on Imagination Technologies Group PLC	Floating rate based on 1-month GBP LIBOR plus 0.500%	Monthly	Goldman Sachs	02/22/2018	GBP	32,306	(2,529)	(27)	—	—	—	(2,556)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	234,437	(2,828)	(178)	—	—	—	(3,006)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
32	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
August 31, 2017
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Imagination Technologies Group PLC	Floating rate based on 1-month GBP LIBOR plus 0.500%	Monthly	Goldman Sachs	02/22/2018	GBP	43,691	(3,420)	(36)	—	—	—	(3,456)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	280,815	(3,386)	(214)	—	—	—	(3,600)
Total return on Imagination Technologies Group PLC	Floating rate based on 1-month GBP LIBOR plus 0.500%	Monthly	Goldman Sachs	02/22/2018	GBP	81,696	(6,396)	(68)	—	—	—	(6,464)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	683,376	(8,243)	(520)	—	—	—	(8,763)
Total return on Sky PLC	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	02/22/2018	GBP	710,703	(8,571)	(541)	—	—	—	(9,112)
Total return on Imagination Technologies Group PLC	Floating rate based on 1-month GBP LIBOR plus 0.500%	Monthly	Goldman Sachs	02/22/2018	GBP	131,865	(10,882)	(115)	—	—	—	(10,997)
Total return on Imagination Technologies Group PLC	Floating rate based on 1-month GBP LIBOR plus 0.500%	Monthly	Goldman Sachs	02/22/2018	GBP	245,953	(19,259)	(203)	—	—	—	(19,462)
Total return on Micro Focus International	Floating rate based on 1-week GBP LIBOR plus 0.450%	Monthly	Goldman Sachs	08/25/2018	GBP	845,664	(1,463)	(144)	—	—	—	(1,607)
Total return on Revolution Bars Group PLC	Floating rate based on 1-week GBP LIBOR plus 0.900%	Monthly	Goldman Sachs	08/30/2018	GBP	253,620	2,349	(20)	—	—	2,329	—
Total							(74,821)	(2,686)	—	—	4,827	(82,334)

Total return swap contracts on futures
Reference instrument*	Counterparty	Expiration date	Trading currency	Notional amount long(short)	Upfront payments ($)	Upfront receipts ($)	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Canadian Government 10-Year Bond Dec 17	Barclays	12/2017	CAD	(2,350,250)	—	—	—	(4,953)
Euro-Bobl Dec 17	Barclays	12/2017	EUR	920,920	—	—	31	—
Euro-Buxl 30-Year Bond Dec 17	Barclays	12/2017	EUR	(1,835,020)	—	—	1,264	—
Euro-Schatz Dec 17	Barclays	12/2017	EUR	57,538,080	—	—	—	(14,891)
Japanese 10-Year Government Bond Sep 17	Barclays	09/2017	JPY	(755,600,000)	—	—	—	(33,600)
Cocoa Dec 17	Citi	11/2017	USD	(211,860)	—	—	—	(1,035)
Coffee Dec 17	Citi	11/2017	USD	(1,067,138)	—	—	27,889	—
Corn Dec 17	Citi	11/2017	USD	(1,896,075)	—	—	—	(8,333)
Cotton Dec 17	Citi	11/2017	USD	(177,325)	—	—	—	(9,431)
Soybean Meal Dec 17	Citi	11/2017	USD	(3,444,250)	—	—	54,765	—
Soybean Nov 17	Citi	10/2017	USD	(3,072,063)	—	—	—	(42,880)
Soybean Oil Dec 17	Citi	11/2017	USD	504,864	—	—	1,959	—
Wheat Dec 17	Citi	11/2017	USD	(21,813)	—	—	1,648	—
Wheat Dec 17	Citi	11/2017	USD	(2,585,275)	—	—	—	(8,638)
Hang Seng Index Sep 17	JPMorgan	09/2017	HKD	33,524,400	—	—	19,546	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2017	33

Consolidated Portfolio of Investments  (continued)
August 31, 2017
Total return swap contracts on futures (continued)
Reference instrument*	Counterparty	Expiration date	Trading currency	Notional amount long(short)	Upfront payments ($)	Upfront receipts ($)	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
H-Shares Index Sep 17	JPMorgan	09/2017	HKD	50,724,000	—	—	—	(16,112)
MSCI Taiwan Index Sep 17	JPMorgan	09/2017	USD	7,131,600	—	—	21,458	—
SGX Nifty Index Sep 17	JPMorgan	09/2017	USD	1,073,304	—	—	—	(1,964)
Swiss Market Index Sep 17	JPMorgan	09/2017	CHF	4,369,820	—	—	21,023	—
Total					—	—	149,583	(141,837)
* If the notional amount of the swap contract is long and the swap contract’s value is positive (negative), the fund will receive (pay) the total return. If the notional amount of the swap contract is short and the swap contract’s value is positive (negative), the fund will pay (receive) the total return. Receipts and payments occur upon termination of the contract.
Notes to Consolidated Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At August 31, 2017, the value of these securities amounted to $49,457,374, which represents 8.52% of net assets.
(b)	Variable rate security.
(c)	Represents a variable rate security where the coupon rate adjusts periodically using the weighted average coupon of the underlying mortgages.
(d)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2017, the value of these securities amounted to $7,713,377, which represents 1.33% of net assets.
(f)	Non-income producing investment.
(g)	Valuation based on significant unobservable inputs.
(h)	At August 31, 2017, securities valued at $6,416,685 were held to cover open call options written.
(i)	This security or a portion of this security has been pledged as collateral in connection with investments sold short.
(j)	Represents a step bond where the coupon rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter.
(k)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2017, the value of these securities amounted to $4,217,707, which represents 0.73% of net assets.
(l)	Principal and interest may not be guaranteed by the government.
(m)	The rate shown is the seven-day current annualized yield at August 31, 2017.
(n)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Net change in unrealized appreciation (depreciation) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.146%	255,529,165	1,335,807,979	(1,407,941,604)	183,395,540	3,109	2,034	1,464,561	183,395,540
Abbreviation Legend
ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
FGIC	Financial Guaranty Insurance Corporation
PIK	Payment In Kind
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
34	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
August 31, 2017
Currency Legend  (continued)
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	New Israeli Sheqel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the Notes to Consolidated Financial Statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Consolidated Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2017	35

Consolidated Portfolio of Investments  (continued)
August 31, 2017
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Asset-Backed Securities — Non-Agency	—	22,162,545	—	—	22,162,545
Commercial Mortgage-Backed Securities - Agency	—	18,428,938	—	—	18,428,938
Commercial Mortgage-Backed Securities - Non-Agency	—	12,419,978	—	—	12,419,978
Common Stocks
Consumer Discretionary	22,372,455	1,063,482	4,789,183	—	28,225,120
Consumer Staples	1,535,420	—	359,405	—	1,894,825
Energy	757,104	—	—	—	757,104
Financials	6,851,218	—	—	—	6,851,218
Health Care	35,676,857	687,985	2,564,789	—	38,929,631
Industrials	14,316,236	1,946,152	—	—	16,262,388
Information Technology	29,857,988	6,622,013	—	—	36,480,001
Materials	7,590,895	1,802,480	—	—	9,393,375
Real Estate	3,235,131	—	—	—	3,235,131
Telecommunication Services	4,968,290	—	—	—	4,968,290
Total Common Stocks	127,161,594	12,122,112	7,713,377	—	146,997,083
Convertible Bonds	—	2,673,156	—	—	2,673,156
Corporate Bonds & Notes	—	69,882,272	—	—	69,882,272
Exchange-Traded Funds	671,309	—	—	—	671,309
Foreign Government Obligations	—	2,954,446	—	—	2,954,446
Limited Partnerships
Financials	6,145,630	—	—	—	6,145,630
Municipal Bonds	—	3,608,357	—	—	3,608,357
Mutual Funds	10,257,286	—	—	—	10,257,286
Residential Mortgage-Backed Securities - Agency	—	718,638	—	—	718,638
Residential Mortgage-Backed Securities - Non-Agency	—	32,067,610	—	—	32,067,610
Treasury Bills	53,246,702	—	—	—	53,246,702
Options Purchased Calls	9,708	—	—	—	9,708
Options Purchased Puts	68,876	—	—	—	68,876
Money Market Funds	—	—	—	183,395,540	183,395,540
Total Investments	197,561,105	177,038,052	7,713,377	183,395,540	565,708,074
Investments Sold Short
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
36	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
August 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Common Stocks
Consumer Discretionary	(4,411,160)	—	—	—	(4,411,160)
Consumer Staples	(397,296)	—	—	—	(397,296)
Energy	(731,458)	—	—	—	(731,458)
Financials	(3,105,305)	—	—	—	(3,105,305)
Health Care	(5,160,480)	(524,114)	—	—	(5,684,594)
Industrials	(3,525,233)	—	—	—	(3,525,233)
Information Technology	(20,339,073)	—	—	—	(20,339,073)
Materials	(3,025,364)	—	—	—	(3,025,364)
Real Estate	(1,877,325)	—	—	—	(1,877,325)
Telecommunication Services	(4,255,618)	—	—	—	(4,255,618)
Total Common Stocks	(46,828,312)	(524,114)	—	—	(47,352,426)
Corporate Bonds & Notes	—	(2,038,781)	—	—	(2,038,781)
Exchange-Traded Funds	(8,875,125)	—	—	—	(8,875,125)
Total Investments Sold Short	(55,703,437)	(2,562,895)	—	—	(58,266,332)
Total Investments, Net of Investments Sold Short	141,857,668	174,475,157	7,713,377	183,395,540	507,441,742
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	10,308,367	—	—	10,308,367
Futures Contracts	4,199,726	—	—	—	4,199,726
Swap Contracts	—	154,410	—	—	154,410
Liability
Forward Foreign Currency Exchange Contracts	—	(9,563,089)	—	—	(9,563,089)
Futures Contracts	(1,910,509)	—	—	—	(1,910,509)
Options Contracts Written	(66,125)	—	—	—	(66,125)
Swap Contracts	—	(224,171)	—	—	(224,171)
Total	144,080,760	175,150,674	7,713,377	183,395,540	510,340,351
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 08/31/2016 ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Balance as of 08/31/2017 ($)
Common Stocks	506,487	(17,073)	360,118	15,474,595	(8,610,750)	7,713,377
Options Purchased Calls	—	—	(1,046)	1,046	—	—
Options Purchased Puts	—	(25)	25	—	—	—
Options Written Calls	(150)	261	(286)	175	—	—
Total	506,337	(16,837)	358,811	15,475,816	(8,610,750)	7,713,377
(a) Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2017 was $344,818, which is comprised of Common Stocks of $344,818.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2017	37

Consolidated Portfolio of Investments  (continued)
August 31, 2017
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks and options classified as Level 3 are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, observed yields on securities deemed comparable, the subscription price of the security, closing prices of similar securities from the issuer. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
38	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Consolidated Statement of Assets and Liabilities
August 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$376,194,473
Investments in affiliated issuers, at cost	183,393,506
Investments in options purchased, at cost	133,970
Investments in unaffiliated issuers, at value	382,233,950
Investments in affiliated issuers, at value	183,395,540
Investments in options purchased, at value	78,584
Foreign currency (identified cost $211,767)	213,292
Cash collateral held at broker for:
Forward foreign currency exchange contracts	2,850,000
Swap contracts	5,020,000
Other (a)	54,984,849
Margin deposits on:
Futures contracts	10,056,228
Unrealized appreciation on forward foreign currency exchange contracts	10,308,367
Unrealized appreciation on swap contracts	154,410
Receivable for:
Investments sold	9,816,616
Capital shares sold	828,366
Dividends	238,499
Interest	1,519,264
Foreign tax reclaims	5,186
Variation margin for futures contracts	1,863,339
Prepaid expenses	3,921
Trustees’ deferred compensation plan	31,809
Other assets	6,336
Total assets	663,608,556
Liabilities
Securities sold short, at value (proceeds $55,649,557)	58,266,332
Option contracts written, at value (premiums received $109,951)	66,125
Due to custodian	116,988
Unrealized depreciation on forward foreign currency exchange contracts	9,563,089
Unrealized depreciation on swap contracts	224,171
Payable for:
Investments purchased	12,166,648
Capital shares purchased	1,871,080
Dividends and interest on securities sold short	67,199
Variation margin for futures contracts	872,977
Management services fees	17,354
Distribution and/or service fees	14
Transfer agent fees	53,859
Compensation of board members	529
Compensation of chief compliance officer	41
Other expenses	97,763
Trustees’ deferred compensation plan	31,809
Total liabilities	83,415,978
Net assets applicable to outstanding capital stock	$580,192,578
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2017	39

Consolidated Statement of Assets and Liabilities  (continued)
August 31, 2017
Represented by
Paid in capital	$663,527,286
Excess of distributions over net investment income	(50,241,444)
Accumulated net realized loss	(39,580,044)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	6,039,477
Investments - affiliated issuers	2,034
Foreign currency translations	108,870
Forward foreign currency exchange contracts	745,278
Futures contracts	2,289,217
Options purchased	(55,386)
Options contracts written	43,826
Securities sold short	(2,616,775)
Swap contracts	(69,761)
Total - representing net assets applicable to outstanding capital stock	$580,192,578
Class A
Net assets	$1,953,184
Shares outstanding	216,405
Net asset value per share	$9.03
Class Z
Net assets	$578,239,394
Shares outstanding	64,012,297
Net asset value per share	$9.03

(a)	Includes collateral related to options purchased, options contracts written, forward foreign currency exchange contracts, and securities sold short.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
40	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Consolidated Statement of Operations
Year Ended August 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$2,813,718
Dividends — affiliated issuers	1,464,561
Interest	3,907,432
Foreign taxes withheld	(28,704)
Total income	8,157,007
Expenses:
Management services fees	6,656,052
Distribution and/or service fees
Class A	891,194
Transfer agent fees
Class A	414,990
Class Z(a)	304,727
Compensation of board members	29,620
Custodian fees	74,156
Printing and postage fees	87,268
Registration fees	65,783
Audit fees	80,208
Legal fees	17,355
Dividends and interest on securities sold short	1,389,886
Compensation of chief compliance officer	265
Other	44,016
Total expenses	10,055,520
Net investment loss	(1,898,513)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	19,932,398
Investments — affiliated issuers	3,109
Foreign currency translations	(610,871)
Forward foreign currency exchange contracts	(2,135,235)
Futures contracts	(25,158,631)
Options purchased	(1,051,967)
Options contracts written	1,504,531
Securities sold short	(17,000,327)
Swap contracts	(1,829,442)
Net realized loss	(26,346,435)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(5,844,227)
Investments — affiliated issuers	2,034
Foreign currency translations	148,214
Forward foreign currency exchange contracts	667,230
Futures contracts	(3,017,859)
Options purchased	(1,476)
Options contracts written	(2,744)
Securities sold short	9,581,841
Swap contracts	(1,478,739)
Net change in unrealized appreciation (depreciation)	54,274
Net realized and unrealized loss	(26,292,161)
Net decrease in net assets resulting from operations	$(28,190,674)

(a)	Class Z shares are based on operations from January 3, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2017	41

Consolidated Statement of Changes in Net Assets
	Year Ended August 31, 2017	Year Ended August 31, 2016
Operations
Net investment loss	$(1,898,513)	$(3,766,980)
Net realized loss	(26,346,435)	(28,442,430)
Net change in unrealized appreciation (depreciation)	54,274	37,334,140
Net increase (decrease) in net assets resulting from operations	(28,190,674)	5,124,730
Distributions to shareholders
Net investment income
Class A	—	(52,422,234)
Total distributions to shareholders	—	(52,422,234)
Increase (decrease) in net assets from capital stock activity	(139,092,973)	9,833,439
Total decrease in net assets	(167,283,647)	(37,464,065)
Net assets at beginning of year	747,476,225	784,940,290
Net assets at end of year	$580,192,578	$747,476,225
Excess of distributions over net investment income	$(50,241,444)	$(42,446,542)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
42	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Consolidated Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2017 (a)		August 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	15,207,720	140,714,297	20,877,104	197,467,461
Distributions reinvested	—	—	5,773,356	52,422,072
Redemptions	(94,092,240)	(864,114,185)	(25,487,363)	(240,056,094)
Net increase (decrease)	(78,884,520)	(723,399,888)	1,163,097	9,833,439
Class Z
Subscriptions	71,597,470	652,815,075	—	—
Redemptions	(7,585,173)	(68,508,160)	—	—
Net increase	64,012,297	584,306,915	—	—
Total net increase (decrease)	(14,872,223)	(139,092,973)	1,163,097	9,833,439

(a)	Class Z shares are based on operations from January 3, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2017	43

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
8/31/2017	$9.45	(0.07)	(0.35)	(0.42)	—	—
8/31/2016	$10.07	(0.05)	0.10	0.05	(0.67)	—
8/31/2015	$10.88	0.03 (d)	(0.26)	(0.23)	(0.10)	(0.48)
8/31/2014	$10.49	(0.03)	0.67	0.64	(0.13)	(0.12)
8/31/2013	$10.03	0.02	0.53	0.55	(0.08)	(0.01)
Class Z
8/31/2017 (e)	$9.10	0.02	(0.09)	(0.07)	—	—

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by:

Class	08/31/2017	08/31/2016	08/31/2015	08/31/2014	08/31/2013
Class A	0.28%	0.32%	0.35%	0.31%	0.17%
Class Z	0.15% (f)	—%	—%	—%	—%

(d)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.08 per share.
(e)	Class Z shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
(f)	Annualized.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
44	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

—	$9.03	(4.44%)	1.75% (c)	1.75% (c)	(0.77%)	444%	$1,953
(0.67)	$9.45	0.79%	1.80% (c)	1.80% (c)	(0.49%)	289%	$747,476
(0.58)	$10.07	(2.30%)	1.83% (c)	1.83% (c)	0.27%	304%	$784,940
(0.25)	$10.88	6.15%	1.79% (c)	1.79% (c)	(0.27%)	246%	$777,811
(0.09)	$10.49	5.53%	1.70% (c)	1.67% (c)	0.17%	239%	$666,228

—	$9.03	(0.77%)	1.45% (c),(f)	1.45% (c),(f)	0.34% (f)	444%	$578,239
Multi-Manager Alternative Strategies Fund | Annual Report 2017	45

Notes to Consolidated Financial Statements
August 31, 2017
Note 1. Organization
Multi-Manager Alternative Strategies Fund (formerly known as Active Portfolios® Multi-Manager Alternatives Fund) (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
ASGM Offshore Fund, Ltd. and ASMF Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Each Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and each respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and each Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At August 31, 2017, each Subsidiary’s financial statement information is as follows:
	ASGM Offshore Fund, Ltd.	ASMF Offshore Fund, Ltd.
% of consolidated fund net assets	0.01%	8.24%
Net assets	$50,702	$47,812,419
Net investment loss	(3,633)	(294,476)
Net realized loss	—	(23,503,115)
Net change in unrealized appreciation (depreciation)	—	748,816
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiaries on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.
Class Z shares are not subject to any front-end sales charge or contingent deferred sales charge. Class Z shares commenced operations on January 3, 2017. Effective November 1, 2017, Class Z shares will be renamed Institutional Class shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
46	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
August 31, 2017
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
Multi-Manager Alternative Strategies Fund | Annual Report 2017	47

Notes to Consolidated Financial Statements  (continued)
August 31, 2017
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables
48	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
August 31, 2017
with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage exposure to movements in interest rates, to manage the duration and yield curve of the Fund versus the benchmark, to manage exposure to the securities market and to gain commodity and currency exposure. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Multi-Manager Alternative Strategies Fund | Annual Report 2017	49

Notes to Consolidated Financial Statements  (continued)
August 31, 2017
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments, to protect gains and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
50	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
August 31, 2017
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Total return swap contracts
The Fund entered into total return swap contracts to get synthetic exposure to bond, commodity and equity index futures, to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2017:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	771,298*
Equity risk	Investments, at value — Options Purchased	78,584
Equity risk	Net assets — unrealized appreciation on swap contracts	66,854*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	10,308,367
Foreign exchange risk	Net assets — unrealized appreciation on futures contracts	1,787,563*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	187,870*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	1,295*
Commodity-related investment risk	Net assets — unrealized appreciation on futures contracts	1,452,995*
Commodity-related investment risk	Net assets — unrealized appreciation on swap contracts	86,261*
Total		14,741,087

Multi-Manager Alternative Strategies Fund | Annual Report 2017	51

Notes to Consolidated Financial Statements  (continued)
August 31, 2017
	Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	258,086
Equity risk	Options contracts written, at value	66,125
Equity risk	Net assets — unrealized depreciation on swap contracts	100,410
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	9,563,089
Foreign exchange risk	Net assets — unrealized depreciation on futures contracts	621,117
Interest rate risk	Net assets — unrealized depreciation on futures contracts	733,126
Interest rate risk	Net assets — unrealized depreciation on swap contracts	53,444
Commodity-related investment risk	Net assets — unrealized depreciation on futures contracts	298,180
Commodity-related investment risk	Net assets — unrealized depreciation on swap contracts	70,317
Total		11,763,894

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended August 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	(21,834,654)	—	—	(1,660,165)	(23,494,819)
Equity risk	—	7,913,083	1,504,531	(1,051,967)	(229,635)	8,136,012
Foreign exchange risk	(2,135,235)	(2,032,657)	—	—	—	(4,167,892)
Interest rate risk	—	(9,204,403)	—	—	60,358	(9,144,045)
Total	(2,135,235)	(25,158,631)	1,504,531	(1,051,967)	(1,829,442)	(28,670,744)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	1,358,443	—	—	(618,082)	740,361
Equity risk	—	7,663	(2,744)	(1,476)	(16,481)	(13,038)
Foreign exchange risk	667,230	(2,591,625)	—	—	—	(1,924,395)
Interest rate risk	—	(1,792,340)	—	—	(844,176)	(2,636,516)
Total	667,230	(3,017,859)	(2,744)	(1,476)	(1,478,739)	(3,833,588)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	357,180,378
Futures contracts — short	825,433,561

52	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
August 31, 2017
Derivative instrument	Average value ($)*
Options contracts — purchased	173,215
Options contracts — written	(268,079)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	11,914,566	(12,479,397)
Total return swap contracts	725,857	(342,660)

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2017.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Short Sales
The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Consolidated Portfolio of Investments. In addition, the collateral is recorded as cash collateral held at broker in the Consolidated Statement of Assets and Liabilities. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is included in "Dividends and interest on securities sold short" in the Consolidated Statement of Operations and a short position is reported as a liability at fair value in the Consolidated Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Consolidated Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.
Multi-Manager Alternative Strategies Fund | Annual Report 2017	53

Notes to Consolidated Financial Statements  (continued)
August 31, 2017
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2017:
	Barclays ($)	Citi ($)(a)	Citi ($)(a)	Goldman Sachs ($)(a)	Goldman Sachs ($)(a)	JPMorgan ($)	Total ($)
Assets
Forward foreign currency exchange contracts	-	9,828,212	-	-	480,155	-	10,308,367
Options purchased calls	-	-	-	-	9,708	-	9,708
Options purchased puts	-	-	-	-	68,876	-	68,876
OTC total return swap contracts (b)	-	-	-	4,827	-	-	4,827
OTC total return swap contracts on futures (b)	1,295	-	86,261	-	-	62,027	149,583
Total assets	1,295	9,828,212	86,261	4,827	558,739	62,027	10,541,361
Liabilities
Forward foreign currency exchange contracts	-	8,908,570	-	-	654,519	-	9,563,089
Options contracts written	-	-	-	-	66,125	-	66,125
OTC total return swap contracts (b)	-	-	-	82,334	-	-	82,334
OTC total return swap contracts on futures (b)	53,444	-	70,317	-	-	18,076	141,837
Securities borrowed	-	-	-	-	58,266,332	-	58,266,332
Total liabilities	53,444	8,908,570	70,317	82,334	58,986,976	18,076	68,119,717
Total financial and derivative net assets	(52,149)	919,642	15,944	(77,507)	(58,428,237)	43,951	(57,578,356)
Total collateral received (pledged) (c)	(52,149)	-	-	-	(58,428,237)	-	(58,480,386)
Net amount (d)	-	919,642	15,944	(77,507)	-	43,951	902,030

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported,
54	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
August 31, 2017
estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Consolidated Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
Multi-Manager Alternative Strategies Fund | Annual Report 2017	55

Notes to Consolidated Financial Statements  (continued)
August 31, 2017
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreement below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.95% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2017 was 1.09% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into Subadvisory Agreements with AQR Capital Management, LLC and Water Island Capital, LLC, each of which subadvises a portion of the assets of the Fund. Effective March 29, 2017, the Investment Manager has entered into a Subadvisory Agreement with TCW Investment Management Company LLC to subadvise a portion the assets of the Fund. Effective September 13, 2017, the Investment Manager has entered into a Subadvisory Agreement with Manulife Asset Management (US) LLC to subadvise a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board of Trustees. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transactions with affiliates
For the year ended August 31, 2017, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $1,604,129 and $0, respectively.
56	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
August 31, 2017
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended August 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Class Z	0.12 (a)

(a)	Annualized.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
The Fund may pay distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2017 through December 31, 2017	Prior to January 1, 2017
Class A	1.82%	2.00%
Class Z	1.57*	—
*Expense cap rate is contractual from January 3, 2017 (the commencement of operations of Class Z shares) through December 31, 2017.
Multi-Manager Alternative Strategies Fund | Annual Report 2017	57

Notes to Consolidated Financial Statements  (continued)
August 31, 2017
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, re-characterization of distributions for investments, derivative investments, tax straddles, swap investments, late-year ordinary losses, capital loss carryforwards, trustees’ deferred compensation, principal and/or interest from fixed income securities, foreign currency transactions, non-deductible expenses, net operating loss reclassification, investments in commodity subsidiaries and constructive sales of appreciated financial positions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Consolidated Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(5,896,389)	6,273,936	(377,547)
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
August 31, 2017			August 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	—	—	52,422,234	—	52,422,234
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	—	(45,740,767)	(28,059,538)
At August 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
596,517,574	15,711,593	(43,771,131)	(28,059,538)
58	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
August 31, 2017
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended August 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	10,816,699	34,924,068	45,740,767	—	—	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2017, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2017.
Late year ordinary losses ($)	Post-October capital losses ($)
7,644,343	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,641,409,487 and $1,603,609,924, respectively, for the year ended August 31, 2017, of which $14,276,827 and $1,357,880, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than
Multi-Manager Alternative Strategies Fund | Annual Report 2017	59

Notes to Consolidated Financial Statements  (continued)
August 31, 2017
60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations.
The Fund had no borrowings during the year ended August 31, 2017.
Note 8. Significant risks
Shareholder concentration risk
At August 31, 2017, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
60	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
August 31, 2017
Short Selling Risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 and Note 3 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Multi-Manager Alternative Strategies Fund | Annual Report 2017	61

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Multi-Manager Alternative Strategies Fund
In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Multi-Manager Alternative Strategies Fund and its subsidiaries (the “Fund”, a series of Columbia Funds Series Trust I) as of August 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers and transfer agent provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, MN
October 24, 2017
62	Multi-Manager Alternative Strategies Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Multi-Manager Alternative Strategies Fund | Annual Report 2017	63

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
64	Multi-Manager Alternative Strategies Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
Multi-Manager Alternative Strategies Fund | Annual Report 2017	65

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
66	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Board Consideration and Approval of Advisory Agreements and Subadvisory Agreements
On June 14, 2017, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreements (the Subadvisory Agreements) between the Investment Manager and AQR Capital Management, LLC (AQR), TCW Investment Management Company LLC (TCW) and Water Island Capital, LLC (Water Island) (the Subadvisers) with respect to Multi-Manager Alternative Strategies Fund (the Fund), a series of the Trust. On August 16, 2017, the Board and the Independent Trustees of the Trust also unanimously approved, for an initial two-year term, the Subadvisory Agreement, effective September 13, 2017, between the Investment Manager and Manulife Asset Management (US) LLC (Manulife) (the Manulife Subadvisory Agreement) with respect to the Fund. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement and the Subadvisory Agreements (together with the Manulife Subadvisory Agreement, the Agreements).
In connection with their deliberations regarding the continuation of the Management Agreement and the Subadvisory Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 27, 2017, April 26, 2017 and June 13, 2017 and at Board meetings held on March 28, 2017 and June 14, 2017. In connection with its deliberations regarding the Subadvisory Agreement between the Investment Manager and TCW, each of the Board and the Committee noted its considerations at meetings held on January 24, 2017 and January 25, 2017, respectively, in connection with the initial approval of the Subadvisory Agreement between the Investment Manager and TCW with respect to the Fund. Additionally, in connection with its deliberations regarding the Manulife Subadvisory Agreement, the Board and the Committee noted their considerations at meetings held in connection with the continuation of the Management Agreement and the Subadvisory Agreements and requested and evaluated materials from the Investment Manager and others regarding the Fund and the Manulife Subadvisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee and Board meetings held on August 15 and August 16, 2017, respectively. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2017, the Committee recommended that the Board approve the continuation of the Management Agreement and the Subadvisory Agreements. On June 14, 2017, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements for the Fund. On August 15, 2017, the Committee recommended that the Board approve the Manulife Subadvisory Agreement for an initial two-year term. On August 15, 2017, the Board, including the Independent Trustees, voting separately, unanimously approved the Manulife Subadvisory Agreement for an initial two-year term.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the Manulife Subadvisory Agreement and the continuation of the Management Agreement and the Subadvisory Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the Manulife Subadvisory Agreement and the continuation of the Management Agreement and the Subadvisory Agreements for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
Multi-Manager Alternative Strategies Fund | Annual Report 2017	67

Board Consideration and Approval of Advisory Agreements and Subadvisory Agreements  (continued)
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2018 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Agreements;
•	The subadvisory fees payable or to be payable by the Investment Manager under the Subadvisory Agreements;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager and the Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadvisers’ compliance systems by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the agreements
The Committee and the Board considered the nature, extent and quality of services provided or to be provided to the Fund by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated or to be dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s and each Subadviser’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadvisers, which included consideration of the Investment Manager’s and the Subadvisers’ experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Board also noted that the Board had approved the Subadvisers’ codes of ethics and compliance programs, and that the Chief Compliance Officer of the Funds reports to the Trustees on the Subadvisers’ compliance programs.
The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select the Subadvisers, including the Investment Manager’s rationale for recommending approval of the Manulife Subadvisory Agreement and the continuation of the Subadvisory Agreements, and the process for monitoring the Subadvisers’ ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a
68	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Board Consideration and Approval of Advisory Agreements and Subadvisory Agreements  (continued)
shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided or to be provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided or to be provided to the Fund under the Agreements supported approval of the Manulife Subadvisory Agreement and the continuation of the Management Agreement and the Subadvisory Agreements.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement and the Subadvisory Agreements. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2016, the Fund’s performance was in the seventy-eighth and eighty-ninth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one- and three-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. The Board also considered Manulife’s investment performance, including its absolute and risk-adjusted returns, noting that Manulife had delivered strong performance over the one-, three- and five-year periods for the Manulife Strategic Fixed Income Opportunities Composite, for the periods ended June 30, 2017. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers were sufficient, in light of other considerations, to warrant the approval of the Manulife Subadvisory Agreement and the continuation of the Management Agreement and the Subadvisory Agreements.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement and the Subadvisory Agreements, as well as the total expenses incurred or to be incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2016, the Fund’s actual management fee and net total expense ratio are ranked in the third and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense
Multi-Manager Alternative Strategies Fund | Annual Report 2017	69

Board Consideration and Approval of Advisory Agreements and Subadvisory Agreements  (continued)
comparison. The Committee and the Board also considered the fees that the Subadvisers charge to their other clients, and noted that the Investment Manager pays the fees of the Subadvisers. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, warranted the approval of the Manulife Subadvisory Agreement and continuation of the Management Agreement and the Subadvisory Agreements.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2016 to profitability levels realized in 2015. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant. Because the Subadvisory Agreements and the Manulife Subadvisory Agreement were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Committee and the Board did not consider the profitability to each Subadviser of its relationship with the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Manulife Subadvisory Agreement and the continuation of the Management Agreement and the Subadvisory Agreements.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
The Committee and the Board noted that the breakpoints, if any, in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements. The Committee
70	Multi-Manager Alternative Strategies Fund | Annual Report 2017

Board Consideration and Approval of Advisory Agreements and Subadvisory Agreements  (continued)
and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Manulife Subadvisory Agreement and the continuation of the Management Agreement and the Subadvisory Agreements.
Other benefits to the Investment Manager and Subadvisers
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Subadvisers by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Manulife Subadvisory Agreement and the continuation of the Management Agreement and the Subadvisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Manulife Subadvisory Agreement and the continuation of the Management Agreement and the Subadvisory Agreements.
Multi-Manager Alternative Strategies Fund | Annual Report 2017	71

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
72	Multi-Manager Alternative Strategies Fund | Annual Report 2017

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Multi-Manager Alternative Strategies Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN100_08_G01_(10/17)

Annual Report
August 31, 2017
Columbia Global Energy and Natural Resources Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Global Energy and Natural Resources Fund   |  Annual Report 2017

Columbia Global Energy and Natural Resources Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Global Energy and Natural Resources Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Josh Kapp, CFA
Portfolio manager
Managed Fund since 2011
*Effective June 2, 2017, Jonathan Mogil no longer serves as portfolio manager of the Fund.
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A*	Excluding sales charges	09/28/07	6.34	-0.27	-0.79
	Including sales charges		0.25	-1.44	-1.38
Class C*	Excluding sales charges	09/28/07	5.52	-1.02	-1.52
	Including sales charges		4.52	-1.02	-1.52
Class K*		03/07/11	6.42	-0.11	-0.70
Class R*		09/27/10	6.07	-0.51	-1.07
Class R4*		11/08/12	6.52	-0.02	-0.55
Class R5*		11/08/12	6.76	0.15	-0.47
Class Y*		03/01/17	6.61	-0.01	-0.55
Class Z		12/31/92	6.51	-0.02	-0.55
Blended Benchmark			8.72	1.48	0.30
S&P North American Natural Resources Sector Index			-3.50	-1.41	-0.29
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark, a weighted custom composite, established by the Investment Manager, consists of a 60% weighting in the MSCI World Energy Sector Index (Net) and a 40% weighting in the MSCI World Materials Sector Index (Net). The MSCI World Energy Sector Index (Net) is a free float-adjusted market capitalization weighted index that represents the energy segment in global developed market equity performance. The MSCI World Materials Sector Index (Net) is a free float-adjusted market capitalization weighted index that represents the materials segment in global developed-market equity performance.
The S&P North American Natural Resources Sector Index is a modified market capitalization-weighted equity index designed as a benchmark for U.S. traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Energy Sector Index (Net) and the MSCI World Materials Sector Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Global Energy and Natural Resources Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2007 — August 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Energy and Natural Resources Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2017)
Exxon Mobil Corp. (United States)	7.7
Royal Dutch Shell PLC, Class A (United Kingdom)	5.0
Rio Tinto PLC (United Kingdom)	4.7
Chevron Corp. (United States)	4.3
BP PLC (United Kingdom)	4.3
Dow Chemical Co. (The) (United States)	3.7
Suncor Energy, Inc. (Canada)	3.3
BASF SE (Germany)	2.8
Schlumberger Ltd.1.740% (United States)	2.5
PPG Industries, Inc. (United States)	2.5
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at August 31, 2017)
Energy	58.1
Materials	41.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at August 31, 2017)
Australia	0.6
Belgium	1.0
Canada	9.6
France	4.3
Germany	2.8
Japan	2.7
Netherlands	2.8
Switzerland	1.6
United Kingdom	15.3
United States(a)	59.3
Total	100.0

(a)	Includes investments in Money Market Funds and Exchange-Traded Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At August 31, 2017, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

Columbia Global Energy and Natural Resources Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Summary of investments in securities by industry (%) (at August 31, 2017)
Chemicals	26.7
Construction Materials	0.6
Containers & Packaging	3.7
Diversified Financial Services	3.2
Energy Equipment & Services	4.8
Metals & Mining	9.1
Oil, Gas & Consumable Fuels	51.1
Money Market Funds	0.4
Total	99.6
Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.
4	Columbia Global Energy and Natural Resources Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2017, the Fund’s Class A shares returned 6.34% excluding sales charges. During the same time period, the Fund’s Blended Benchmark returned 8.72% and the S&P North American Natural Resources Sector Index returned -3.50%. The Fund’s modest shortfall against its Blended Benchmark was generally the result of positioning in the energy sector. Materials holdings outperformed.
Market overview
The price of oil per barrel ranged from the low $40s to the mid $50s during the one-year period ended August 31, 2017. However, that relatively narrow range masked the significant volatility the commodity experienced, with prices rallying when expectations turned too bullish and falling when expectations were too bearish. This volatility affected the equity valuations investors were willing to ascribe to energy companies. Natural gas prices hovered near $3/MMBtu (million British thermal units) for the majority of the period as supply-demand was relatively balanced and the inventory situation was improved on a year-on-year basis. The commodity experienced volatility induced by seasonality and weather, with prices ranging between $2.60 and $3.90 during the winter before ending the year close to $3.
Materials prices were also fairly volatile throughout the period, but mostly to the upside, as commodity prices that were depressed in late 2015 and early 2016 experienced a rally in late 2016 and into 2017. The price of iron ore rose roughly 70% over the period, and copper was up nearly 50%. Chinese demand was better than expected, and Chinese policy, especially on environmental issues, constrained supply and contributed to the increase in raw materials prices.
Another volatile year for energy
On the energy side of the portfolio, positioning produced mixed results. The Fund came into the year positioned for improving crude oil supply-demand fundamentals. However, when Libya and Nigeria increased oil production, commodity prices declined, which detracted from Fund performance. Against this backdrop, Devon, Noble and Hess were top performance detractors for the period. All three companies have above-average financial leverage and are highly sensitive to changing commodity prices. An overweight in pressure pumping companies in the oil service industry detracted from returns. Expectations for these companies were high going into the period, and they failed to meet those expectations. The Fund’s results benefited by not having positions in either Pioneer Natural Resources or Cenovus, a Canadian integrated energy company. A position in Suncor helped returns as shares of the integrated company rose as investors viewed its business operations positively.
Above-benchmark results from materials sector
In the materials sector, the Fund outperformed its Blended Benchmark as stock selection in chemicals produced solid performers. Overweights in Eastman Chemical Company, Albemarle, Tronox and Dow enhanced results. Eastman reported higher revenues and solid year-over-year growth in earnings per share. Albemarle shares rose on expectations for the potential of lithium, one of the company’s key products that is used in electric vehicle (EV) batteries. The Fund took some profits in Albemarle and reduced its weight to in line with the benchmark. Tronox, which produces titanium dioxide, was also a beneficiary of rising prices. In February 2017, the company announced plans to acquire Saudi-owned Cristal. The pending purchase would give Tronox a major market share in titanium dioxide and position it as a highly integrated producer.
In the metals & mining industry, an overweight in Rio Tinto, one of the world’s largest metals and mining corporations, aided relative results. The shares rose on higher iron ore prices, and investors responded favorably to the company’s deal to sell its coal mines. However, we gave up some ground with an underweight in the segment, missing out on strong gains from Glencore, to which the Fund had no exposure, and BHP, a small position in the portfolio. Fundamentals for both companies exceeded expectations for the period.
At period end
Within the energy sector, the Fund is positioned for a range bound but volatile oil price environment. We are focusing on high quality companies that we believe offer the potential to create and sustain value for shareholders in a volatile environment. As part of our ongoing efforts to improve portfolio construction, we plan to focus the Fund’s positions going forward and to
Columbia Global Energy and Natural Resources Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
scrutinize smaller positions. We tend to view market selloffs as opportunities to add shares of companies on which we have a positive view of important qualities such as the balance sheet, competitive positioning, and management. In that regard, we took steps to become somewhat more focused on names for which our confidence is high.
Within materials, the Fund remained overweight in chemicals, where consolidation, shifting cost curves and current China policy have created a positive dynamic for the industry in general, and for Fund holdings, in particular. We maintained an underweight in metals & mining despite disappointing results of that positioning over the prior 12 months. If iron ore supply increases, prices may retreat and weigh on the associated equities. A change in commodity pricing, supply and demand or our view on China policy would be cause to revisit the Fund’s position in the sector.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Issuers engaged in the energy and natural resources industry may be subject to legislative or regulatory changes, adverse market conditions and/or increased competition. The values of natural resources are affected by numerous factors including naturally occurring events, demand, inflation, interest rates, and local and international politics. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Global Energy and Natural Resources Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2017 — August 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	992.70	1,018.35	6.83	6.92	1.36
Class C	1,000.00	1,000.00	988.70	1,014.52	10.63	10.76	2.12
Class K	1,000.00	1,000.00	993.30	1,019.11	6.08	6.16	1.21
Class R	1,000.00	1,000.00	991.50	1,017.04	8.13	8.24	1.62
Class R4	1,000.00	1,000.00	993.40	1,019.56	5.63	5.70	1.12
Class R5	1,000.00	1,000.00	994.50	1,020.37	4.83	4.89	0.96
Class Y	1,000.00	1,000.00	978.90	1,020.62	4.49	4.63	0.91
Class Z	1,000.00	1,000.00	993.30	1,019.56	5.63	5.70	1.12
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Global Energy and Natural Resources Fund | Annual Report 2017	7

Portfolio of Investments
August 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 95.3%
Issuer	Shares	Value ($)
Australia 0.6%
BHP Billiton Ltd.	57,710	1,256,298
Belgium 1.0%
Solvay SA	15,632	2,267,522
Canada 9.6%
Agrium, Inc.	6,410	628,436
Canadian Natural Resources Ltd.	114,563	3,529,320
Enbridge, Inc.	27,698	1,107,643
Enbridge, Inc.	75,195	3,005,994
First Quantum Minerals Ltd.	137,031	1,651,505
Suncor Energy, Inc.	42,301	1,325,290
Suncor Energy, Inc.	230,074	7,209,446
TransCanada Corp.	57,826	2,936,334
Total		21,393,968
France 4.3%
Air Liquide SA	17,463	2,131,895
Arkema SA	20,453	2,222,512
Total SA	99,256	5,133,434
Total		9,487,841
Germany 2.7%
BASF SE	63,144	6,116,568
Japan 2.7%
Mitsubishi Chemical Holdings Corp.	336,700	3,138,220
Mitsui Chemicals, Inc.	267,000	1,599,230
Teijin Ltd.	63,900	1,298,137
Total		6,035,587
Netherlands 2.7%
Akzo Nobel NV	25,535	2,334,579
LyondellBasell Industries NV, Class A	41,563	3,765,192
Total		6,099,771
Switzerland 1.6%
Clariant AG, Registered Shares	88,253	2,129,594
LafargeHolcim Ltd.	24,492	1,439,312
Total		3,568,906
Common Stocks (continued)
Issuer	Shares	Value ($)
United Kingdom 15.3%
BP PLC	1,643,468	9,460,192
BP PLC, ADR	7,752	269,227
Ferroglobe PLC	65,510	883,730
Randgold Resources Ltd.	19,612	2,005,999
Rio Tinto PLC	212,511	10,295,311
Rio Tinto PLC, ADR	139	6,822
Royal Dutch Shell PLC, Class A	402,977	11,083,581
Total		34,004,862
United States 54.8%
Albemarle Corp.	10,829	1,258,980
Anadarko Petroleum Corp.	35,321	1,445,689
Andeavor	13,410	1,343,011
Baker Hughes, Inc.	18,665	632,743
Cabot Oil & Gas Corp.	58,749	1,501,037
Chevron Corp.	89,235	9,603,471
Cimarex Energy Co.	24,634	2,455,763
ConocoPhillips	44,230	1,931,082
Continental Resources, Inc.(a)	50,454	1,711,400
Devon Energy Corp.	28,651	899,641
Dow Chemical Co. (The)	121,464	8,095,576
Eastman Chemical Co.	52,726	4,544,981
EI du Pont de Nemours & Co.	41,774	3,506,092
EOG Resources, Inc.	47,624	4,047,564
EQT Corp.	24,942	1,554,884
Exxon Mobil Corp.	223,597	17,067,159
Halliburton Co.	90,223	3,515,990
Hess Corp.	55,726	2,167,741
International Paper Co.	91,020	4,903,247
Kinder Morgan, Inc.	168,289	3,253,026
Marathon Petroleum Corp.	38,240	2,005,688
Monsanto Co.	21,278	2,493,782
Mosaic Co. (The)	87,848	1,755,203
Newfield Exploration Co.(a)	61,212	1,599,470
Noble Energy, Inc.	90,921	2,161,192
Nucor Corp.	13,813	761,234
Occidental Petroleum Corp.	43,497	2,596,771
Patterson-UTI Energy, Inc.	63,350	1,011,699
Phillips 66	36,168	3,031,240

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Global Energy and Natural Resources Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
PPG Industries, Inc.	52,174	5,442,792
Praxair, Inc.	36,651	4,821,073
RSP Permian, Inc.(a)	53,642	1,683,286
Schlumberger Ltd.	88,836	5,641,974
Sealed Air Corp.	58,270	2,586,023
Steel Dynamics, Inc.	102,953	3,546,731
Valero Energy Corp.	38,262	2,605,642
WestRock Co.	10,860	618,043
Williams Companies, Inc. (The)	32,520	966,820
WPX Energy, Inc.(a)	128,430	1,283,016
Total		122,050,756
Total Common Stocks (Cost $191,510,257)		212,282,079

Exchange-Traded Funds 3.2%
	Shares	Value ($)
United States 3.2%
iShares Global Energy ETF	32,650	1,018,680
iShares Global Materials ETF	11,890	766,905
VanEck Vectors Gold Miners ETF	219,142	5,417,190
Total		7,202,775
Total Exchange-Traded Funds (Cost $4,860,762)		7,202,775

Limited Partnerships 0.7%
Issuer	Shares	Value ($)
United States 0.7%
Enterprise Products Partners LP	57,213	1,491,543
Total Limited Partnerships (Cost $1,740,027)		1,491,543

Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.146%(b),(c)	950,586	950,586
Total Money Market Funds (Cost $950,586)		950,586
Total Investments (Cost $199,061,632)		221,926,983
Other Assets & Liabilities, Net		941,580
Net Assets		$222,868,563

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Net change in unrealized appreciation (depreciation) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.146%	2,417,147	43,377,641	(44,844,202)	950,586	44	0	6,496	950,586
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Energy and Natural Resources Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
August 31, 2017
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Australia	—	1,256,298	—	—	1,256,298
Belgium	—	2,267,522	—	—	2,267,522
Canada	21,393,968	—	—	—	21,393,968
France	—	9,487,841	—	—	9,487,841
Germany	—	6,116,568	—	—	6,116,568
Japan	—	6,035,587	—	—	6,035,587
Netherlands	3,765,192	2,334,579	—	—	6,099,771
Switzerland	—	3,568,906	—	—	3,568,906
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Energy and Natural Resources Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
United Kingdom	1,159,779	32,845,083	—	—	34,004,862
United States	122,050,756	—	—	—	122,050,756
Total Common Stocks	148,369,695	63,912,384	—	—	212,282,079
Exchange-Traded Funds	7,202,775	—	—	—	7,202,775
Limited Partnerships
United States	1,491,543	—	—	—	1,491,543
Total Limited Partnerships	1,491,543	—	—	—	1,491,543
Money Market Funds	—	—	—	950,586	950,586
Total Investments	157,064,013	63,912,384	—	950,586	221,926,983
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Energy and Natural Resources Fund | Annual Report 2017	11

Statement of Assets and Liabilities
August 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$198,111,046
Investments in affiliated issuers, at cost	950,586
Investments in unaffiliated issuers, at value	220,976,397
Investments in affiliated issuers, at value	950,586
Receivable for:
Capital shares sold	110,681
Dividends	1,164,503
Foreign tax reclaims	118,847
Prepaid expenses	1,569
Trustees’ deferred compensation plan	45,915
Other assets	9,677
Total assets	223,378,175
Liabilities
Due to custodian	50
Payable for:
Capital shares purchased	361,403
Management services fees	4,549
Distribution and/or service fees	1,022
Transfer agent fees	41,162
Plan administration fees	1
Compensation of board members	456
Compensation of chief compliance officer	17
Audit fees	33,463
Other expenses	21,574
Trustees’ deferred compensation plan	45,915
Total liabilities	509,612
Net assets applicable to outstanding capital stock	$222,868,563
Represented by
Paid in capital	235,247,251
Undistributed net investment income	1,451,625
Accumulated net realized loss	(36,702,486)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	22,865,351
Foreign currency translations	6,822
Total - representing net assets applicable to outstanding capital stock	$222,868,563
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Energy and Natural Resources Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
August 31, 2017
Class A
Net assets	$76,762,820
Shares outstanding	4,370,015
Net asset value per share	$17.57
Maximum offering price per share(a)	$18.64
Class C
Net assets	$12,795,716
Shares outstanding	772,236
Net asset value per share	$16.57
Class K
Net assets	$4,836
Shares outstanding	273
Net asset value per share(b)	$17.74
Class R
Net assets	$11,018,527
Shares outstanding	632,294
Net asset value per share	$17.43
Class R4
Net assets	$7,383,135
Shares outstanding	407,877
Net asset value per share	$18.10
Class R5
Net assets	$10,022,115
Shares outstanding	550,701
Net asset value per share	$18.20
Class Y
Net assets	$17,162,732
Shares outstanding	971,814
Net asset value per share	$17.66
Class Z
Net assets	$87,718,682
Shares outstanding	4,929,731
Net asset value per share	$17.79

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Energy and Natural Resources Fund | Annual Report 2017	13

Statement of Operations
Year Ended August 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$7,671,528
Dividends — affiliated issuers	6,496
Foreign taxes withheld	(336,202)
Total income	7,341,822
Expenses:
Management services fees	1,792,602
Distribution and/or service fees
Class A	221,768
Class B(a)	3,646
Class C	145,380
Class R	45,637
Transfer agent fees
Class A	197,980
Class B(a)	813
Class C	32,473
Class I(b)	420
Class K	4
Class R	20,430
Class R4	16,382
Class R5	5,001
Class Y(c)	743
Class Z	209,808
Plan administration fees
Class K	13
Compensation of board members	22,423
Custodian fees	11,636
Printing and postage fees	57,801
Registration fees	122,925
Audit fees	50,117
Legal fees	6,835
Compensation of chief compliance officer	105
Other	25,062
Total expenses	2,990,004
Expense reduction	(2,328)
Total net expenses	2,987,676
Net investment income	4,354,146
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(6,262,841)
Investments — affiliated issuers	44
Foreign currency translations	(3,670)
Net realized loss	(6,266,467)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	17,027,821
Foreign currency translations	6,426
Net change in unrealized appreciation (depreciation)	17,034,247
Net realized and unrealized gain	10,767,780
Net increase in net assets resulting from operations	$15,121,926

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Energy and Natural Resources Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended August 31, 2017	Year Ended August 31, 2016
Operations
Net investment income	$4,354,146	$5,153,676
Net realized loss	(6,266,467)	(26,548,541)
Net change in unrealized appreciation (depreciation)	17,034,247	34,225,598
Net increase in net assets resulting from operations	15,121,926	12,830,733
Distributions to shareholders
Net investment income
Class A	(1,453,246)	—
Class B(a)	(5,638)	—
Class C	(187,945)	—
Class I(b)	(289,335)	—
Class K	(88)	—
Class R	(113,853)	—
Class R4	(121,661)	—
Class R5	(114,412)	—
Class Z	(1,520,089)	—
Total distributions to shareholders	(3,806,267)	—
Decrease in net assets from capital stock activity	(34,920,402)	(17,630,870)
Total decrease in net assets	(23,604,743)	(4,800,137)
Net assets at beginning of year	246,473,306	251,273,443
Net assets at end of year	$222,868,563	$246,473,306
Undistributed net investment income	$1,451,625	$860,749

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Energy and Natural Resources Fund | Annual Report 2017	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2017 (a)		August 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(b)
Subscriptions (c)	831,117	14,602,433	3,378,861	52,411,407
Distributions reinvested	80,190	1,429,227	—	—
Redemptions	(2,417,383)	(42,118,380)	(2,922,740)	(45,992,961)
Net increase (decrease)	(1,506,076)	(26,086,720)	456,121	6,418,446
Class B(b)
Subscriptions	—	—	1,852	25,884
Distributions reinvested	288	4,926	—	—
Redemptions (c)	(35,052)	(581,102)	(32,123)	(472,365)
Net decrease	(34,764)	(576,176)	(30,271)	(446,481)
Class C
Subscriptions	86,394	1,430,560	288,730	4,167,002
Distributions reinvested	9,813	167,893	—	—
Redemptions	(296,481)	(4,915,551)	(267,212)	(3,907,041)
Net increase (decrease)	(200,274)	(3,317,098)	21,518	259,961
Class I(d)
Subscriptions	19,262	353,299	35,261	597,289
Distributions reinvested	16,040	289,295	—	—
Redemptions	(1,098,560)	(19,532,630)	(1,184,581)	(17,912,630)
Net decrease	(1,063,258)	(18,890,036)	(1,149,320)	(17,315,341)
Class K
Distributions reinvested	3	56	—	—
Redemptions	(42)	(750)	—	—
Net decrease	(39)	(694)	—	—
Class R
Subscriptions	492,942	8,590,740	372,218	5,735,638
Distributions reinvested	6,396	113,853	—	—
Redemptions	(289,032)	(5,054,123)	(142,602)	(2,252,951)
Net increase	210,306	3,650,470	229,616	3,482,687
Class R4
Subscriptions	102,521	1,849,762	495,439	7,828,276
Distributions reinvested	6,057	110,783	—	—
Redemptions	(157,940)	(2,865,286)	(479,252)	(7,592,219)
Net increase (decrease)	(49,362)	(904,741)	16,187	236,057
Class R5
Subscriptions	311,320	5,656,436	235,771	3,731,941
Distributions reinvested	6,236	114,379	—	—
Redemptions	(145,170)	(2,621,842)	(161,916)	(2,537,219)
Net increase	172,386	3,148,973	73,855	1,194,722
Class Y(d)
Subscriptions	980,098	17,141,454	—	—
Redemptions	(8,284)	(145,003)	—	—
Net increase	971,814	16,996,451	—	—
Class Z
Subscriptions	1,081,284	19,162,038	840,334	12,757,609
Distributions reinvested	81,673	1,468,582	—	—
Redemptions	(1,670,089)	(29,571,451)	(1,569,013)	(24,218,530)
Net decrease	(507,132)	(8,940,831)	(728,679)	(11,460,921)
Total net decrease	(2,006,399)	(34,920,402)	(1,110,973)	(17,630,870)

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Energy and Natural Resources Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Includes conversions of Class B shares to Class A shares, if any.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Energy and Natural Resources Fund | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
8/31/2017	$16.77	0.30	0.77	1.07	(0.27)	—
8/31/2016	$15.89	0.32	0.56	0.88	—	—
8/31/2015	$24.98	0.29	(7.95)	(7.66)	—	(1.43)
8/31/2014	$21.07	0.26	4.10	4.36	(0.14)	(0.31)
8/31/2013	$20.04	0.24	0.87	1.11	(0.08)	—
Class C
8/31/2017	$15.89	0.16	0.72	0.88	(0.20)	—
8/31/2016	$15.17	0.20	0.52	0.72	—	—
8/31/2015	$24.10	0.14	(7.64)	(7.50)	—	(1.43)
8/31/2014	$20.36	0.08	3.97	4.05	—	(0.31)
8/31/2013	$19.44	0.08	0.84	0.92	(0.00) (e)	—
Class K
8/31/2017	$16.93	0.32	0.77	1.09	(0.28)	—
8/31/2016	$16.01	0.36	0.56	0.92	—	—
8/31/2015	$25.11	0.26	(7.93)	(7.67)	—	(1.43)
8/31/2014	$21.18	0.30	4.12	4.42	(0.18)	(0.31)
8/31/2013	$20.13	0.28	0.87	1.15	(0.10)	—
Class R
8/31/2017	$16.66	0.27	0.75	1.02	(0.25)	—
8/31/2016	$15.83	0.29	0.54	0.83	—	—
8/31/2015	$24.94	0.25	(7.93)	(7.68)	—	(1.43)
8/31/2014	$21.03	0.21	4.10	4.31	(0.09)	(0.31)
8/31/2013	$20.03	0.21	0.84	1.05	(0.05)	—
Class R4
8/31/2017	$17.26	0.36	0.77	1.13	(0.29)	—
8/31/2016	$16.30	0.37	0.59	0.96	—	—
8/31/2015	$25.52	0.34	(8.13)	(7.79)	—	(1.43)
8/31/2014	$21.51	0.35	4.17	4.52	(0.20)	(0.31)
8/31/2013 (f)	$20.25	0.35	0.96	1.31	(0.05)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Energy and Natural Resources Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.27)	$17.57	6.34%	1.34%	1.34% (c)	1.70%	19%	$76,763
—	$16.77	5.54%	1.33%	1.33% (c)	2.06%	45%	$98,566
(1.43)	$15.89	(31.16%)	1.32%	1.32% (c)	1.48%	51%	$86,133
(0.45)	$24.98	21.00%	1.30%	1.30% (c)	1.13%	34%	$130,692
(0.08)	$21.07	5.54%	1.32% (d)	1.32% (c),(d)	1.17%	73%	$110,896

(0.20)	$16.57	5.52%	2.09%	2.09% (c)	0.96%	19%	$12,796
—	$15.89	4.75%	2.09%	2.09% (c)	1.34%	45%	$15,457
(1.43)	$15.17	(31.66%)	2.07%	2.07% (c)	0.77%	51%	$14,428
(0.31)	$24.10	20.07%	2.05%	2.05% (c)	0.38%	34%	$16,745
(0.00) (e)	$20.36	4.75%	2.06% (d)	2.06% (c),(d)	0.41%	73%	$15,340

(0.28)	$17.74	6.42%	1.21%	1.21%	1.83%	19%	$5
—	$16.93	5.75%	1.16%	1.16%	2.27%	45%	$5
(1.43)	$16.01	(31.03%)	1.13%	1.13%	1.18%	51%	$5
(0.49)	$25.11	21.21%	1.12%	1.12%	1.31%	34%	$79
(0.10)	$21.18	5.71%	1.13% (d)	1.13% (d)	1.35%	73%	$69

(0.25)	$17.43	6.07%	1.60%	1.60% (c)	1.53%	19%	$11,019
—	$16.66	5.24%	1.59%	1.59% (c)	1.84%	45%	$7,031
(1.43)	$15.83	(31.29%)	1.57%	1.57% (c)	1.30%	51%	$3,045
(0.40)	$24.94	20.73%	1.55%	1.55% (c)	0.90%	34%	$3,131
(0.05)	$21.03	5.27%	1.57% (d)	1.57% (c),(d)	1.01%	73%	$1,664

(0.29)	$18.10	6.52%	1.10%	1.10% (c)	1.98%	19%	$7,383
—	$17.26	5.89%	1.09%	1.09% (c)	2.30%	45%	$7,890
(1.43)	$16.30	(31.00%)	1.07%	1.07% (c)	1.69%	51%	$7,191
(0.51)	$25.52	21.32%	1.05%	1.05% (c)	1.49%	34%	$12,899
(0.05)	$21.51	6.50%	1.06% (g)	1.06% (c),(g)	2.05% (g)	73%	$1,575
Columbia Global Energy and Natural Resources Fund | Annual Report 2017	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R5
8/31/2017	$17.33	0.40	0.77	1.17	(0.30)	—
8/31/2016	$16.35	0.41	0.57	0.98	—	—
8/31/2015	$25.54	0.39	(8.15)	(7.76)	—	(1.43)
8/31/2014	$21.53	0.37	4.19	4.56	(0.24)	(0.31)
8/31/2013 (h)	$20.25	0.34	1.00	1.34	(0.06)	—
Class Y
8/31/2017 (i)	$18.04	0.23	(0.61) (j)	(0.38)	—	—
Class Z
8/31/2017	$16.97	0.35	0.76	1.11	(0.29)	—
8/31/2016	$16.03	0.37	0.57	0.94	—	—
8/31/2015	$25.12	0.33	(7.99)	(7.66)	—	(1.43)
8/31/2014	$21.19	0.32	4.12	4.44	(0.20)	(0.31)
8/31/2013	$20.13	0.28	0.88	1.16	(0.10)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Rounds to zero.
(f)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(i)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(j)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Global Energy and Natural Resources Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.30)	$18.20	6.76%	0.94%	0.94%	2.22%	19%	$10,022
—	$17.33	5.99%	0.91%	0.91%	2.53%	45%	$6,558
(1.43)	$16.35	(30.85%)	0.89%	0.89%	1.97%	51%	$4,978
(0.55)	$25.54	21.53%	0.87%	0.87%	1.58%	34%	$4,578
(0.06)	$21.53	6.63%	0.88% (g)	0.88% (g)	2.02% (g)	73%	$1,058

—	$17.66	(2.11%)	0.91% (g)	0.91% (g)	2.66% (g)	19%	$17,163

(0.29)	$17.79	6.51%	1.10%	1.10% (c)	1.98%	19%	$87,719
—	$16.97	5.86%	1.09%	1.09% (c)	2.35%	45%	$92,245
(1.43)	$16.03	(30.97%)	1.07%	1.07% (c)	1.68%	51%	$98,857
(0.51)	$25.12	21.29%	1.05%	1.05% (c)	1.36%	34%	$174,759
(0.10)	$21.19	5.80%	1.07% (d)	1.07% (c),(d)	1.35%	73%	$186,303
Columbia Global Energy and Natural Resources Fund | Annual Report 2017	21

Notes to Financial Statements
August 31, 2017
Note 1. Organization
Columbia Global Energy and Natural Resources Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
The Fund no longer accepts investments by new or existing investors in Class I shares. Class I shares, when available, were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Effective November 1, 2017, Class R4 shares will be renamed Advisor Class shares.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Effective November 1, 2017, Class R5 shares will be renamed Institutional 2 Class shares.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017. Effective November 1, 2017, Class Y shares will be renamed Institutional 3 Class shares.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Effective November 1, 2017, Class Z shares will be renamed Institutional Class shares.
22	Columbia Global Energy and Natural Resources Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange
Columbia Global Energy and Natural Resources Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
August 31, 2017
rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
24	Columbia Global Energy and Natural Resources Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.58% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2017 was 0.75% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Columbia Global Energy and Natural Resources Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
August 31, 2017
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class K and Class R5 shares and 0.025% for Class I and Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class K and Class R5 shares and Class I shares did not pay transfer agency fees.
For the year ended August 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.22
Class B	0.21 (a),(b)
Class C	0.22
Class I	0.00 (b),(c)
Class K	0.07
Class R	0.22
Class R4	0.22
Class R5	0.06
Class Y	0.01 (d)
Class Z	0.22

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(d)	Annualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $2,328.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
26	Columbia Global Energy and Natural Resources Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares of the Fund, respectively. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a service fee or distribution fee for Class B shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended August 31, 2017, if any, are listed below:
Amount ($)
Class A	91,357
Class C	1,247
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2017 through December 31, 2017	Prior to January 1, 2017
Class A	1.43%	1.51%
Class C	2.18	2.26
Class K	1.345	1.39
Class R	1.68	1.76
Class R4	1.18	1.26
Class R5	1.095	1.14
Class Y	1.045*	–
Class Z	1.18	1.26
* Effective March 1, 2017 (inception) throughout December 31, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Global Energy and Natural Resources Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
August 31, 2017
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, tax straddles, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions and investments in partnerships. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
42,997	(42,958)	(39)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
August 31, 2017			August 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
3,806,267	—	3,806,267	—	—	—
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,234,060	—	(33,763,919)	20,190,264
At August 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
201,736,719	31,945,686	(11,755,422)	20,190,264
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended August 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	3,003,362	30,760,557	33,763,919	—	—	—
28	Columbia Global Energy and Natural Resources Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $45,952,032 and $78,625,043, respectively, for the year ended August 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended August 31, 2017.
Note 8. Significant risks
Energy sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the energy sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the energy sector are subject to certain risks, including legislative or regulatory changes, adverse market conditions and increased competition. Performance of such companies may be affected by factors including, among others, fluctuations in energy prices and supply and demand of energy fuels, energy conservation, the success of exploration projects, events occurring in nature and local and international politics. In addition, rising interest rates and high inflation may affect the demand for certain natural resources and, therefore, the performance of companies in the energy sector.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the
Columbia Global Energy and Natural Resources Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
August 31, 2017
Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Materials sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the materials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the materials sector are subject to certain risks, including that many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. Performance of such companies may be affected by factors including, among others, that at times worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At August 31, 2017, one unaffiliated shareholder of record owned 14.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 36.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Global Energy and Natural Resources Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Global Energy And Natural Resources Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Energy and Natural Resources Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and transfer agent provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, MN
October 20, 2017
Columbia Global Energy and Natural Resources Fund | Annual Report 2017	31

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction
100.00%	85.06%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
32	Columbia Global Energy and Natural Resources Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Global Energy and Natural Resources Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
34	Columbia Global Energy and Natural Resources Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
Columbia Global Energy and Natural Resources Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Columbia Global Energy and Natural Resources Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement
On June 14, 2017, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Global Energy and Natural Resources Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 27, 2017, April 26, 2017 and June 13, 2017 and at Board meetings held on March 28, 2017 and June 14, 2017. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2017, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 14, 2017, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2018 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia Global Energy and Natural Resources Fund | Annual Report 2017	37

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2016, the Fund’s performance was in the fiftieth, sixteenth and twenty-first percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2016, the Fund’s actual management fee and net total expense ratio are ranked in the third and second quintiles,
38	Columbia Global Energy and Natural Resources Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, warranted the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2016 to profitability levels realized in 2015. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Columbia Global Energy and Natural Resources Fund | Annual Report 2017	39

Board Consideration and Approval of Management
Agreement  (continued)
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
40	Columbia Global Energy and Natural Resources Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Global Energy and Natural Resources Fund | Annual Report 2017	41

Columbia Global Energy and Natural Resources Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN144_08_G01_(10/17)

Annual Report
August 31, 2017
Columbia Strategic Income Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Strategic Income Fund   |  Annual Report 2017

Columbia Strategic Income Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Strategic Income Fund (the Fund) seeks total return, consisting of current income and capital appreciation.
Portfolio management
Gene Tannuzzo, CFA
Co-manager
Managed Fund since 2010
Colin Lundgren, CFA
Co-manager
Managed Fund since 2010
Brian Lavin, CFA
Co-manager
Managed Fund since 2010
Average annual total returns (%) (for the period ended August 31, 2017)
		Inception	10 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/21/77	4.42	4.67	3.92	5.77
	Including sales charges		-0.58	-0.33	2.90	5.27
Class C	Excluding sales charges	07/01/97	3.78	3.89	3.21	5.09
	Including sales charges		2.78	2.89	3.21	5.09
Class K*		03/07/11	4.38	4.83	4.02	5.84
Class R*		09/27/10	4.18	4.38	3.67	5.56
Class R4*		11/08/12	4.53	5.00	4.16	5.90
Class R5*		03/07/11	4.77	5.08	4.31	6.02
Class T*	Excluding sales charges	09/27/10	4.26	4.50	3.94	5.77
	Including sales charges		1.70	1.94	3.42	5.51
Class Y*		06/13/13	4.65	4.97	4.27	5.95
Class Z		01/29/99	4.53	4.83	4.17	6.02
Bloomberg Barclays U.S. Aggregate Bond Index			1.33	0.49	2.19	4.40
BofAML US Cash Pay High Yield Constrained Index			7.75	8.78	6.46	7.88
Citi Non-U.S. World Government Bond (All Maturities) Index – Unhedged			2.92	-0.76	-0.43	3.11
JPMorgan Emerging Markets Bond Index – Global			5.71	4.52	4.63	7.52
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com/us or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to August 29, 2014 reflects returns achieved pursuant to different principal investment strategies.
The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
The BofAML US Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment-grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.
2	Columbia Strategic Income Fund | Annual Report 2017

Fund at a Glance   (continued)
The Citi Non-U.S. World Government Bond (All Maturities) Index — Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds.
The JPMorgan Emerging Markets Bond Index — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Performance of a hypothetical $10,000 investment (August 31, 2007 — August 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2017)
Asset-Backed Securities — Non-Agency	8.0
Commercial Mortgage-Backed Securities - Non-Agency	3.6
Common Stocks	0.0 (a)
Corporate Bonds & Notes	39.7
Foreign Government Obligations	11.1
Inflation-Indexed Bonds	3.1
Money Market Funds	6.4
Options Purchased Calls	0.1
Options Purchased Puts	0.1
Residential Mortgage-Backed Securities - Agency	4.7
Residential Mortgage-Backed Securities - Non-Agency	15.9
Senior Loans	7.3
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at August 31, 2017)
AAA rating	9.5
AA rating	3.4
A rating	3.5
BBB rating	22.2
BB rating	19.4
B rating	18.5
CCC rating	3.8
CC rating	0.1
Not rated	19.6
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit

Columbia Strategic Income Fund | Annual Report 2017	3

Fund at a Glance   (continued)
quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia Strategic Income Fund | Annual Report 2017

Manager Discussion of Fund Performance
Effective August 31, 2017, Columbia Strategic Income Fund’s fiscal year-end was changed from October 31 to August 31. As such, the discussion below covers the 10-month period from November 1, 2016 through August 31, 2017 (the “reporting period”).
For the 10-month period that ended August 31, 2017, the Fund’s Class A shares returned 4.42% excluding sales charges. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 1.33% for the same time period. During the same time period, the BofAML US Cash Pay High Yield Constrained Index returned 7.75%, the Citi Non-U.S. World Government Bond (All Maturities) Index – Unhedged returned 2.92% and the JPMorgan Emerging Markets Bond Index – Global returned 5.71%. Sector allocation, security selection and duration positioning overall contributed positively, while currency positioning as a whole detracted from the Fund’s performance versus its benchmark.
Bond markets generally supported by still-accommodative central bank policy
At the start of the reporting period, global bond markets were relatively subdued due to a persistent lack of action from the Federal Reserve (the Fed) as well as tempered inflation expectations across most developed markets. Yields increased broadly following the November 8, 2016 U.S. presidential election, although spreads tightened, with U.S. Treasuries absorbing the brunt of the election results. (Spreads are yield differentials between non-government bond sectors and government bond sectors). This, together with the introduction of an expansionary fiscal policy platform, were expected to push the Fed to act more rapidly on its interest rate hiking cycle. However, as White House infighting emerged through the early months of 2017, fiscal policy expectations were tempered as was the Fed’s projected path for raising interest rates. U.S. Treasuries rallied with increasing geopolitical tensions, which focused mostly on the Korean Peninsula, almost completely retracing their sell-off after the November 2016 elections. Corporate bonds, both high yield and investment grade, posted the best performance, as robust demand for yield drove tighter spreads. Emerging market debt also generated solid returns for the reporting period, with local exposure favored on broad weakness in the U.S. dollar. Structured debt products were weaker but still positive on a total return basis during the reporting period. The exception was mortgage-backed securities, which posted a negative return during the reporting period, attributable primarily to anticipation about the Fed’s unwinding of its balance sheet, expected to begin in earnest later in 2017.
All told, the Fed increased the targeted federal funds rate three times by a total of 75 basis points during the reporting period, whereas the yield on the 10-year U.S. Treasury bond was up approximately 30 basis points during the same time period. (A basis point is 1/100 of a percentage point.) The U.S. Treasury yield curve, or spectrum of maturities, flattened slightly, as expectations for further interest rate hikes decreased and investors demanded more yield on the short-term end of the curve to compensate for upcoming risks, such as a potential debt ceiling and/or government shut-down.
High-yield corporate bond overweight aided Fund results
Relative to the benchmark, having overweight exposures to high-yield corporate bond and high-yield loans contributed most positively to the Fund’s results, as both of these sectors outpaced the benchmark during the reporting period. Effective security selection across most sectors also boosted Fund results, especially among mortgage-backed securities. The primary exception was security selection among high-yield corporate bonds, which detracted modestly. Duration positioning also contributed positively to the Fund’s relative results during the reporting period, with the bulk of the added value coming from a shorter duration than that of the benchmark leading up to the November 2016 elections when interest rates rose. When interest rates rallied, or declined, as geopolitical tensions rose, the Fund gave back some of these gains. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve positioning had a rather neutral effect on the Fund’s results during the reporting period.
Detracting most from the Fund’s results during the reporting period was local currency positioning. In particular, the Fund’s defensive position in developed market currencies was a drag on relative results, as the U.S. dollar weakened versus most other developed market currencies for much of the reporting period.
Shifting market conditions drove portfolio changes
During the reporting period, we significantly reduced the Fund’s exposure to agency mortgage-backed securities, Treasury inflation protected securities (TIPS) and high-yield corporate bonds. Agency mortgage-backed security spreads widened following the U.S. elections and continued to hold, in our view, near-term risk from the Fed’s proposed balance sheet
Columbia Strategic Income Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
unwinding toward the latter months of 2017. The Fund’s allocation to TIPS was reduced as widely-held inflation expectations decreased with the lack of fiscal policy action from Washington D.C. and with global central bank tightening. We materially reduced the Fund’s exposure to high-yield corporate bonds as spreads ground tighter, only to take a small respite after North Korea missile threats and Washington D.C. drama. Instead, we reallocated proceeds toward high-yield loans, which we believe offer better spread compression potential than high-yield corporate bonds. We also increased the Fund’s exposure to emerging market debt, commercial mortgage-backed securities and asset-backed securities. Overall, the ratio within the Fund between allocations to high quality and lower quality assets remained rather constant. Also, we modestly adjusted the Fund’s duration throughout the reporting period as market conditions shifted, although we maintained a shorter duration than that of the benchmark throughout.
Derivative positions in the Fund
The Fund utilized government bond futures and swaps to manage duration and yield curve exposure, credit default swaps to tactically adjust credit exposure in the high-yield and emerging market debt sectors, currency forwards to hedge foreign currency risk and total return purposes, and mortgage TBAs to add exposure to agency mortgage-backed securities (MBS). TBAs, which stands for “to be announced,” are mortgage securities bought and sold for future settlement with an agreed upon price, coupon and face value, but without reference to the characteristics of the underlying pool of mortgages until 48 hours before delivery is taken. This feature gives TBA participants immediate exposure to agency MBS without having to value each individual security. On a stand-alone basis, these derivatives had a negative impact on Fund performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Strategic Income Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2017 — August 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,031.30	1,020.39	4.89	4.86	0.95
Class C	1,000.00	1,000.00	1,027.40	1,016.58	8.74	8.70	1.71
Class K	1,000.00	1,000.00	1,030.40	1,020.65	4.63	4.61	0.90
Class R	1,000.00	1,000.00	1,029.80	1,019.10	6.20	6.17	1.21
Class R4	1,000.00	1,000.00	1,033.10	1,021.61	3.65	3.63	0.71
Class R5	1,000.00	1,000.00	1,033.40	1,021.90	3.36	3.34	0.66
Class T (formerly Class W)	1,000.00	1,000.00	1,029.70	1,020.41	4.86	4.84	0.95
Class Y	1,000.00	1,000.00	1,032.00	1,021.94	3.31	3.30	0.65
Class Z	1,000.00	1,000.00	1,031.30	1,021.60	3.67	3.65	0.72
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Strategic Income Fund | Annual Report 2017	7

Portfolio of Investments
August 31, 2017
(Percentages represent value of investments compared to net assets)
Asset-Backed Securities — Non-Agency 8.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class D
3-month USD LIBOR + 6.550% 10/15/2029	7.800%	12,000,000	11,832,864
Avery Point VII CLO Ltd.(a),(b)
3-month USD LIBOR + 6.600% 01/15/2028	7.904%	2,200,000	2,231,726
Conn Funding II LP(a)
Series 2017-A Class A
05/15/2020	2.730%	6,921,998	6,929,433
Series 2017-A Class B
05/15/2020	5.110%	15,000,000	15,053,721
Conn’s Receivables Funding LLC(a)
Series 2016-B Class B
03/15/2019	7.340%	25,000,000	25,482,285
Dryden 33 Senior Loan Fund(a),(b)
Series 2014-33A Class ER
3-month USD LIBOR + 7.540% 10/15/2028	8.844%	9,500,000	9,716,524
Dryden XXVIII Senior Loan Fund(a),(b)
Series 2013-28A Class A2LR
3-month USD LIBOR + 1.650% 08/15/2030	2.965%	23,650,000	23,649,787
FNA Trust(a),(c)
Series 2015-1 Class A
12/10/2023	3.240%	1,142,381	1,137,675
Hertz Vehicle Financing II LP(a)
Subordinated, Series 2015-1A Class B
03/25/2021	3.520%	7,800,000	7,820,211
Hertz Vehicle Financing LLC(a)
Series 2016-4A Class A
07/25/2022	2.650%	10,600,000	10,428,417
Madison Park Funding XI Ltd.(a),(b),(c),(d)
Series 2013-11A Class BR
3-month USD LIBOR + 1.650% 07/23/2029	2.963%	34,000,000	34,000,000
Marlette Funding Trust(a)
Series 2017-1A Class A
03/15/2024	2.827%	13,298,002	13,367,480
Octagon Investment Partners XXVI Ltd.(a),(b)
Series 2016-1A Class E
3-month USD LIBOR + 7.850% 04/15/2027	9.154%	2,000,000	2,022,498
OZLM Funding Ltd.(a),(b)
Series 2012-1A Class DR2
3-month USD LIBOR + 6.670% 07/23/2029	7.983%	9,500,000	9,299,844
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	3.061%	14,700,000	14,699,912
OZLM XIV Ltd.(a),(b)
Series 2015-14A Class C
3-month USD LIBOR + 4.350% 01/15/2029	5.654%	4,750,000	4,767,755
Prosper Marketplace Issuance Trust(a)
Subordinated Series 2017-2A Class C
09/15/2023	5.370%	10,000,000	10,027,105
RR 1 LLC(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.700% 07/15/2029	2.979%	14,200,000	14,199,219
SoFi Consumer Loan Program LLC(a)
Series 2016-2A Class A
10/27/2025	3.090%	4,511,499	4,567,735
Series 2016-3 Class A
12/26/2025	3.050%	8,869,388	8,982,441
SoFi Professional Loan Program LLC(a),(c),(e),(f)
Series 2015-D Class RC
10/26/2037	0.000%	25	16,000,000
Series 2016-A Class RIO
01/25/2038	0.000%	20	6,800,000
Series 2016-A Class RPO
01/25/2038	0.000%	20	13,200,000
Series 2016-B Class RC
04/25/2037	0.000%	5	2,650,000
SoFi Professional Loan Program LLC(a)
Series 2017-1 Class A
01/26/2026	3.280%	7,761,733	7,886,014
Voya CLO Ltd.(a),(b)
Series 2016-2A Class D
3-month USD LIBOR + 6.950% 07/19/2028	8.256%	10,580,000	10,637,862
Westcott Park CLO Ltd.(a),(b)
Series 2016-1A Class E
3-month USD LIBOR + 7.200% 07/20/2028	8.507%	10,000,000	10,169,530
Total Asset-Backed Securities — Non-Agency (Cost $294,007,622)			297,560,038

Commercial Mortgage-Backed Securities - Non-Agency 3.6%

Banc of America Merrill Lynch Commercial Mortgage Securities Trust(a),(b)
Series 2013-DSNY Class F
1-month USD LIBOR + 3.500% 09/15/2026	4.727%	11,687,195	11,687,429

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BHMS Mortgage Trust(a),(b),(g)
Series 2014-ATLS Class DFX
07/05/2033	4.847%	12,043,469	12,325,928
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	12,260,000	11,027,234
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	6,670,000	5,713,997
Subordinated, Series 2014-USA Class D
09/15/2037	4.373%	14,870,000	14,264,172
Hilton USA Trust(a),(b),(g)
Series 2016-HHV Class F
11/05/2038	4.333%	37,590,000	30,331,724
Hilton USA Trust(a)
Subordinated, Series 2016-SFP Class E
11/05/2035	5.519%	9,700,000	10,040,975
Invitation Homes Trust(a),(b)
Series 2014-SFR3 Class D
1-month USD LIBOR + 3.000% 12/17/2031	4.227%	1,275,909	1,275,905
Series 2015-SFR3 Class E
1-month USD LIBOR + 3.750% 08/17/2032	4.977%	3,000,000	3,041,766
Series 2015-SFR3 Class F
1-month USD LIBOR + 4.750% 08/17/2032	5.977%	18,500,000	18,804,928
ORES NPL LLC(a)
Series 2014-LV3 Class B
03/27/2024	6.000%	2,763,802	2,763,803
Rialto Real Estate Fund LLC(a)
Subordinated, Series 2015-LT7 Class B
12/25/2032	5.071%	11,064,221	11,064,221
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $129,423,391)			132,342,082

Common Stocks 0.1%
Issuer	Shares	Value ($)
Consumer Discretionary —%
Auto Components —%
Delphi Automotive PLC	1,315	126,766
Media —%
Cengage Learning, Inc.(c),(h)	7,982	59,865
Tribune Media Co.	1,338	53,613
tronc, Inc.(h)	198	2,873
Total		116,351
Total Consumer Discretionary		243,117
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials —%
Capital Markets —%
RCS Capital Corp.(h)	5,448	108,279
Total Financials		108,279
Materials —%
Chemicals —%
LyondellBasell Industries NV, Class A	3,806	344,786
Metals & Mining —%
Aleris International, Inc.(h)	3,721	109,769
Total Materials		454,555
Telecommunication Services —%
Diversified Telecommunication Services —%
Hawaiian Telcom Holdco, Inc.(h)	478	14,541
Total Telecommunication Services		14,541
Utilities 0.1%
Independent Power and Renewable Electricity Producers 0.1%
Samson Resources(h)	22,248	526,537
Templar Energy LLC(h)	24,262	101,597
Vistra Energy Corp	21,925	388,073
Total		1,016,207
Total Utilities		1,016,207
Total Common Stocks (Cost $1,654,954)		1,836,699

Corporate Bonds & Notes(i) 40.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.5%
Bombardier, Inc.(a)
12/01/2021	8.750%	1,629,000	1,850,629
L3 Technologies, Inc.
05/28/2024	3.950%	7,855,000	8,287,103
TransDigm, Inc.
07/15/2024	6.500%	3,037,000	3,154,878
05/15/2025	6.500%	2,799,000	2,881,176
06/15/2026	6.375%	1,703,000	1,751,774
Total			17,925,560
Automotive 0.1%
Gates Global LLC/Co.(a)
07/15/2022	6.000%	2,949,000	3,026,045

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
IHO Verwaltungs GmbH PIK(a)
09/15/2023	4.500%		500,000	507,465
09/15/2026	4.750%		987,000	992,258
Total				4,525,768
Banking 1.0%
Agromercantil Senior Trust(a)
04/10/2019	6.250%		1,295,000	1,341,131
Ally Financial, Inc.
11/01/2031	8.000%		3,888,000	5,005,796
Banco de Bogota SA(a)
Subordinated
05/12/2026	6.250%		2,500,000	2,702,540
Banco de Credito del Peru(a),(b),(c),(j)
Subordinated
10/15/2022	7.170%	PEN	2,000,000	617,688
Banco Mercantil del Norte SA(a),(b),(j)
Subordinated
10/04/2031	5.750%		2,400,000	2,443,754
Bank of America Corp.(b),(j)
01/20/2028	3.824%		7,615,000	7,844,927
BBVA Bancomer SA(a),(b),(j)
Subordinated
11/12/2029	5.350%		1,198,000	1,208,635
Citigroup, Inc.
05/01/2026	3.400%		6,995,000	7,039,145
Industrial Senior Trust(a)
11/01/2022	5.500%		1,000,000	1,015,086
Popular, Inc.
07/01/2019	7.000%		714,000	747,567
Wells Fargo & Co.
10/23/2026	3.000%		6,000,000	5,932,200
Total				35,898,469
Brokerage/Asset Managers/Exchanges 0.1%
NFP Corp.(a)
07/15/2025	6.875%		1,599,000	1,625,361
VFH Parent LLC/Orchestra Co-Issuer, Inc.(a)
06/15/2022	6.750%		536,000	556,091
Total				2,181,452
Building Materials 0.4%
Allegion US Holding Co., Inc.
10/01/2021	5.750%		1,646,000	1,698,084
American Builders & Contractors Supply Co., Inc.(a)
12/15/2023	5.750%		3,171,000	3,350,041
Beacon Roofing Supply, Inc.
10/01/2023	6.375%		2,060,000	2,182,486
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CD&R Waterworks Merger Sub LLC(a)
08/15/2025	6.125%	833,000	849,412
Cementos Pacasmayo SAA(a)
02/08/2023	4.500%	650,000	668,101
Cemex SAB de CV(a)
04/16/2026	7.750%	2,550,000	2,929,562
Gibraltar Industries, Inc.
02/01/2021	6.250%	723,000	744,293
HD Supply, Inc.(a)
04/15/2024	5.750%	1,082,000	1,160,825
Union Andina de Cementos SAA(a)
10/30/2021	5.875%	676,000	707,648
US Concrete, Inc.
06/01/2024	6.375%	1,080,000	1,164,535
Total			15,454,987
Cable and Satellite 2.6%
Altice US Finance I Corp.(a)
07/15/2023	5.375%	4,057,000	4,231,252
05/15/2026	5.500%	5,305,000	5,606,457
CCO Holdings LLC/Capital Corp.(a)
04/01/2024	5.875%	1,453,000	1,546,156
05/01/2025	5.375%	1,568,000	1,634,969
02/15/2026	5.750%	3,586,000	3,795,082
05/01/2026	5.500%	80,000	83,369
05/01/2027	5.125%	1,932,000	1,991,052
05/01/2027	5.875%	766,000	812,283
Cequel Communications Holdings I LLC/Capital Corp.(a)
09/15/2020	6.375%	1,042,000	1,067,329
12/15/2021	5.125%	1,569,000	1,597,845
07/15/2025	7.750%	942,000	1,040,432
CSC Holdings LLC(a)
01/15/2023	10.125%	828,000	958,552
10/15/2025	6.625%	6,387,000	6,990,495
10/15/2025	10.875%	2,105,000	2,588,674
04/15/2027	5.500%	832,000	866,829
DISH DBS Corp.
11/15/2024	5.875%	5,215,000	5,621,426
07/01/2026	7.750%	4,522,000	5,315,715
NBCUniversal Media LLC
01/15/2043	4.450%	990,000	1,046,322
Quebecor Media, Inc.
01/15/2023	5.750%	4,930,000	5,273,375
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2025	6.625%	835,000	827,331
Sirius XM Radio, Inc.(a)
04/15/2025	5.375%	2,209,000	2,333,833
07/15/2026	5.375%	733,000	769,373
08/01/2027	5.000%	2,815,000	2,891,419

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sky PLC(a)
09/16/2024	3.750%	12,889,000	13,336,635
Unitymedia GmbH(a)
01/15/2025	6.125%	796,000	853,254
Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/2025	5.000%	4,876,000	5,127,075
Videotron Ltd.(a)
04/15/2027	5.125%	565,000	582,083
Virgin Media Secured Finance PLC(a)
01/15/2026	5.250%	8,162,000	8,495,842
08/15/2026	5.500%	740,000	780,337
Ziggo Secured Finance BV(a)
01/15/2027	5.500%	5,821,000	6,002,371
Total			94,067,167
Chemicals 0.9%
Angus Chemical Co.(a)
02/15/2023	8.750%	1,488,000	1,520,230
Atotech USA, Inc.(a)
02/01/2025	6.250%	2,146,000	2,196,972
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	1,475,000	1,507,578
Chemours Co. (The)
05/15/2023	6.625%	1,541,000	1,639,698
05/15/2025	7.000%	1,830,000	2,018,678
05/15/2027	5.375%	1,640,000	1,709,000
Eco Services Operations LLC/Finance Corp.(a)
11/01/2022	8.500%	1,324,000	1,389,092
Elementia SAB de CV(a)
01/15/2025	5.500%	2,000,000	2,097,678
INEOS Group Holdings SA(a)
08/01/2024	5.625%	2,168,000	2,233,320
Koppers, Inc.(a)
02/15/2025	6.000%	597,000	633,403
LYB International Finance BV
03/15/2044	4.875%	4,790,000	5,197,744
Mexichem SAB de CV(a)
09/17/2044	5.875%	1,200,000	1,234,522
Platform Specialty Products Corp.(a)
05/01/2021	10.375%	739,000	809,495
02/01/2022	6.500%	906,000	940,317
PQ Corp.(a)
11/15/2022	6.750%	5,633,000	6,095,520
SPCM SA(a)
09/15/2025	4.875%	1,262,000	1,297,616
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Venator Finance SARL/Materials LLC(a)
07/15/2025	5.750%	357,000	365,066
Total			32,885,929
Construction Machinery 0.3%
Ashtead Capital, Inc.(a)
08/15/2025	4.125%	704,000	721,724
08/15/2027	4.375%	1,985,000	2,025,075
H&E Equipment Services, Inc.(a)
09/01/2025	5.625%	731,000	754,623
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	527,000	545,563
United Rentals North America, Inc.
09/15/2026	5.875%	3,761,000	4,098,042
05/15/2027	5.500%	1,706,000	1,808,307
01/15/2028	4.875%	1,757,000	1,772,212
Total			11,725,546
Consumer Cyclical Services 0.6%
APX Group, Inc.
12/01/2020	8.750%	3,485,000	3,586,574
12/01/2022	7.875%	5,510,000	5,986,014
APX Group, Inc.(a)
09/01/2023	7.625%	3,275,000	3,318,865
IHS Markit Ltd.(a)
11/01/2022	5.000%	2,302,000	2,478,814
02/15/2025	4.750%	2,397,000	2,549,428
Interval Acquisition Corp.
04/15/2023	5.625%	2,601,000	2,688,017
Total			20,607,712
Consumer Products 0.3%
American Greetings Corp.(a)
02/15/2025	7.875%	255,000	276,411
Prestige Brands, Inc.(a)
03/01/2024	6.375%	1,744,000	1,866,854
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	1,598,000	1,715,704
12/15/2026	5.250%	553,000	581,633
Spectrum Brands, Inc.
07/15/2025	5.750%	1,409,000	1,500,723
Springs Industries, Inc.
06/01/2021	6.250%	2,499,000	2,576,224
Tempur Sealy International, Inc.
10/15/2023	5.625%	1,076,000	1,120,977

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Valvoline, Inc.(a)
07/15/2024	5.500%	314,000	333,510
08/15/2025	4.375%	1,603,000	1,620,017
Total			11,592,053
Diversified Manufacturing 0.2%
Entegris, Inc.(a)
04/01/2022	6.000%	1,983,000	2,069,351
SPX FLOW, Inc.(a)
08/15/2024	5.625%	526,000	546,952
08/15/2026	5.875%	1,942,000	2,031,497
WESCO Distribution, Inc.
06/15/2024	5.375%	852,000	890,733
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	1,862,000	2,088,978
Total			7,627,511
Electric 5.0%
AES Corp.
09/01/2027	5.125%	439,000	446,305
AES Corp. (The)
05/15/2023	4.875%	1,340,000	1,373,002
05/15/2026	6.000%	1,179,000	1,261,402
Calpine Corp.
01/15/2025	5.750%	2,037,000	1,874,258
CMS Energy Corp.
03/01/2024	3.875%	7,500,000	7,954,163
02/15/2027	2.950%	5,675,000	5,571,448
03/31/2043	4.700%	6,629,000	7,321,485
DTE Energy Co.
06/01/2024	3.500%	6,660,000	6,875,451
10/01/2026	2.850%	27,095,000	26,325,529
Duke Energy Carolinas LLC
03/15/2046	3.875%	1,600,000	1,669,734
Duke Energy Corp.
10/15/2023	3.950%	9,115,000	9,721,813
04/15/2024	3.750%	949,000	1,005,808
09/01/2046	3.750%	12,000,000	11,647,680
Dynegy, Inc.
11/01/2024	7.625%	1,685,000	1,738,344
Dynegy, Inc.(a)
01/30/2026	8.125%	480,000	494,851
Emera US Finance LP
06/15/2046	4.750%	11,095,000	11,886,883
Energuate Trust(a)
05/03/2027	5.875%	2,400,000	2,482,231
Indiana Michigan Power Co.
07/01/2047	3.750%	7,010,000	7,026,361
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NextEra Energy Capital Holdings, Inc.
05/01/2027	3.550%	16,760,000	17,404,740
NRG Energy, Inc.
01/15/2027	6.625%	2,762,000	2,907,389
NRG Yield Operating LLC
08/15/2024	5.375%	4,650,000	4,862,091
09/15/2026	5.000%	1,817,000	1,859,018
Pacific Gas & Electric Co.
02/15/2044	4.750%	4,800,000	5,578,075
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	3,103,000	3,247,203
PPL Capital Funding, Inc.
06/01/2023	3.400%	5,615,000	5,827,870
03/15/2024	3.950%	7,750,000	8,201,298
Progress Energy, Inc.
04/01/2022	3.150%	8,094,000	8,309,600
Southern Co. (The)
07/01/2046	4.400%	14,095,000	14,670,682
Xcel Energy, Inc.
12/01/2026	3.350%	3,175,000	3,260,389
Total			182,805,103
Finance Companies 0.6%
Aircastle Ltd.
02/15/2022	5.500%	862,000	939,361
04/01/2023	5.000%	702,000	747,596
iStar, Inc.
04/01/2022	6.000%	1,394,000	1,432,845
Navient Corp.
01/25/2022	7.250%	1,039,000	1,134,084
06/15/2022	6.500%	969,000	1,023,506
03/25/2024	6.125%	1,599,000	1,634,348
10/25/2024	5.875%	1,278,000	1,292,449
OneMain Financial Holdings LLC(a)
12/15/2019	6.750%	2,017,000	2,107,769
12/15/2021	7.250%	2,660,000	2,784,908
Park Aerospace Holdings Ltd.(a)
08/15/2022	5.250%	799,000	832,029
02/15/2024	5.500%	514,000	534,598
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	1,248,000	1,294,913
Quicken Loans, Inc.(a)
05/01/2025	5.750%	2,789,000	2,915,102
Springleaf Finance Corp.
05/15/2022	6.125%	1,690,000	1,779,024
Total			20,452,532

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 2.7%
Anheuser-Busch InBev Finance, Inc.
02/01/2026	3.650%	22,895,000	23,827,696
Aramark Services, Inc.
01/15/2024	5.125%	799,000	848,453
B&G Foods, Inc.
04/01/2025	5.250%	2,566,000	2,632,128
Chobani LLC/Finance Corp., Inc.(a)
04/15/2025	7.500%	2,813,000	3,066,820
ConAgra Foods, Inc.
09/15/2022	3.250%	3,130,000	3,212,419
01/25/2023	3.200%	5,148,000	5,280,968
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	1,658,000	1,693,670
Kernel Holding SA(a)
01/31/2022	8.750%	2,950,000	3,232,058
Kraft Heinz Foods Co.
06/01/2046	4.375%	8,595,000	8,372,261
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	727,000	752,140
11/01/2026	4.875%	2,538,000	2,632,949
MARB BondCo PLC(a)
03/15/2024	7.000%	1,850,000	1,822,605
MHP SE(a)
04/02/2020	8.250%	2,333,000	2,499,303
Molson Coors Brewing Co.
07/15/2026	3.000%	2,965,000	2,905,869
07/15/2046	4.200%	10,617,000	10,610,248
Mondelez International, Inc.(a)
10/28/2019	1.625%	6,252,000	6,201,046
Post Holdings, Inc.(a)
03/01/2025	5.500%	742,000	770,268
08/15/2026	5.000%	3,107,000	3,108,563
03/01/2027	5.750%	5,753,000	5,980,474
Sysco Corp.
07/15/2027	3.250%	8,284,000	8,353,627
Total			97,803,565
Gaming 1.0%
Boyd Gaming Corp.
05/15/2023	6.875%	980,000	1,055,037
04/01/2026	6.375%	2,849,000	3,105,330
Eldorado Resorts, Inc.
04/01/2025	6.000%	1,930,000	2,044,997
GLP Capital LP/Financing II, Inc.
04/15/2026	5.375%	1,475,000	1,602,006
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
International Game Technology PLC(a)
02/15/2022	6.250%	1,963,000	2,163,815
02/15/2025	6.500%	4,512,000	5,060,330
Jack Ohio Finance LLC/1 Corp.(a)
11/15/2021	6.750%	2,230,000	2,324,012
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	899,000	975,736
09/01/2026	4.500%	873,000	885,345
MGM Resorts International
12/15/2021	6.625%	2,043,000	2,300,798
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	1,446,000	1,502,037
Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/2021	6.125%	1,095,000	1,110,867
Scientific Games International, Inc.(a)
01/01/2022	7.000%	6,075,000	6,476,965
Scientific Games International, Inc.
12/01/2022	10.000%	3,541,000	3,928,300
Seminole Tribe of Florida, Inc.(a)
10/01/2020	7.804%	1,400,000	1,438,542
Tunica-Biloxi Gaming Authority(a),(k)
11/15/2016	0.000%	2,397,000	910,860
Wynn Las Vegas LLC/Capital Corp.(a)
05/15/2027	5.250%	1,207,000	1,218,131
Total			38,103,108
Health Care 2.1%
Acadia Healthcare Co., Inc.
07/01/2022	5.125%	524,000	542,022
03/01/2024	6.500%	2,077,000	2,236,707
Amsurg Corp.
07/15/2022	5.625%	1,400,000	1,463,965
Becton Dickinson and Co.
06/06/2027	3.700%	10,770,000	10,932,573
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	3,071,000	3,159,058
CHS/Community Health Systems, Inc.
02/01/2022	6.875%	2,552,000	2,117,637
03/31/2023	6.250%	4,003,000	4,036,761
DaVita, Inc.
05/01/2025	5.000%	4,269,000	4,331,584
Envision Healthcare Corp.(a)
12/01/2024	6.250%	634,000	682,490
Express Scripts Holding Co.
07/15/2046	4.800%	3,475,000	3,654,348

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA, Inc.
02/15/2020	6.500%	2,296,000	2,499,072
02/15/2022	7.500%	3,328,000	3,838,961
04/15/2025	5.250%	4,188,000	4,515,749
02/15/2027	4.500%	5,235,000	5,330,083
Hill-Rom Holdings, Inc.(a)
02/15/2025	5.000%	1,112,000	1,137,151
Hologic, Inc.(a)
07/15/2022	5.250%	1,697,000	1,784,565
MEDNAX, Inc.(a)
12/01/2023	5.250%	1,078,000	1,121,805
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	2,986,000	3,210,908
PAREXEL International Corp.(a)
09/01/2025	6.375%	651,000	650,749
Quintiles IMS, Inc.(a)
05/15/2023	4.875%	1,308,000	1,359,937
10/15/2026	5.000%	506,000	529,872
SP Finco LLC(a)
07/01/2025	6.750%	2,481,000	2,336,256
Sterigenics-Nordion Holdings LLC(a)
05/15/2023	6.500%	2,051,000	2,118,578
Team Health Holdings, Inc.(a)
02/01/2025	6.375%	1,506,000	1,452,858
Teleflex, Inc.
06/01/2026	4.875%	539,000	554,936
Tenet Healthcare Corp.
04/01/2022	8.125%	1,535,000	1,611,048
06/15/2023	6.750%	761,000	756,385
Tenet Healthcare Corp.(a)
07/15/2024	4.625%	2,428,000	2,431,513
05/01/2025	5.125%	3,757,000	3,778,749
08/01/2025	7.000%	1,406,000	1,379,072
Universal Health Services, Inc.(a)
06/01/2026	5.000%	3,040,000	3,200,272
Total			78,755,664
Healthcare Insurance 0.3%
Centene Corp.
02/15/2024	6.125%	3,126,000	3,364,711
01/15/2025	4.750%	4,847,000	5,049,730
Molina Healthcare, Inc.(a)
06/15/2025	4.875%	1,252,000	1,229,284
WellCare Health Plans, Inc.
04/01/2025	5.250%	2,627,000	2,749,983
Total			12,393,708
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Home Construction 0.3%
CalAtlantic Group, Inc.
11/15/2024	5.875%	1,191,000	1,292,877
06/01/2026	5.250%	601,000	620,312
06/15/2027	5.000%	971,000	971,892
Lennar Corp.
04/30/2024	4.500%	2,127,000	2,196,949
Meritage Homes Corp.
04/01/2022	7.000%	673,000	763,566
Meritage Homes Corp.(a)
06/06/2027	5.125%	2,223,000	2,216,851
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	1,265,000	1,341,675
03/01/2024	5.625%	695,000	733,395
Total			10,137,517
Independent Energy 1.8%
Anadarko Petroleum Corp.
03/15/2040	6.200%	185,000	209,920
07/15/2044	4.500%	855,000	806,266
Callon Petroleum Co.
10/01/2024	6.125%	961,000	977,806
10/01/2024	6.125%	610,000	629,027
Canadian Natural Resources Ltd.
06/01/2047	4.950%	7,475,000	7,701,694
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	2,712,000	2,633,528
Continental Resources, Inc.
06/01/2024	3.800%	444,000	414,363
CrownRock LP/Finance, Inc.(a)
02/15/2023	7.750%	5,362,000	5,670,540
Diamondback Energy, Inc.
11/01/2024	4.750%	533,000	535,155
05/31/2025	5.375%	3,049,000	3,137,162
Extraction Oil & Gas, Inc.(a)
05/15/2024	7.375%	1,272,000	1,278,358
Extraction Oil & Gas, Inc./Finance Corp.(a)
07/15/2021	7.875%	1,556,000	1,605,456
Halcon Resources Corp.(a)
02/15/2025	6.750%	959,000	965,024
Kosmos Energy Ltd.(a)
08/01/2021	7.875%	1,808,000	1,867,393
08/01/2021	7.875%	1,150,000	1,179,691
Laredo Petroleum, Inc.
03/15/2023	6.250%	5,577,000	5,700,246
Noble Energy, Inc.
11/15/2043	5.250%	2,725,000	2,823,670

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Parsley Energy LLC/Finance Corp.(a)
06/01/2024	6.250%	1,271,000	1,323,082
01/15/2025	5.375%	2,485,000	2,494,704
08/15/2025	5.250%	2,621,000	2,622,022
PDC Energy, Inc.(a)
09/15/2024	6.125%	2,717,000	2,787,044
RSP Permian, Inc.(a)
01/15/2025	5.250%	7,119,000	7,149,420
SM Energy Co.
06/01/2025	5.625%	642,000	583,260
09/15/2026	6.750%	3,680,000	3,473,504
WPX Energy, Inc.
01/15/2022	6.000%	6,536,000	6,723,413
09/15/2024	5.250%	1,026,000	1,008,178
Total			66,299,926
Integrated Energy 0.4%
Cenovus Energy, Inc.
09/15/2042	4.450%	3,943,000	3,302,937
09/15/2043	5.200%	8,345,000	7,690,343
Lukoil International Finance BV(a)
11/02/2026	4.750%	2,400,000	2,499,468
Total			13,492,748
Leisure 0.2%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millenium Operations LLC(a)
04/15/2027	5.375%	1,655,000	1,738,107
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	1,163,000	1,186,695
LTF Merger Sub, Inc.(a)
06/15/2023	8.500%	1,037,000	1,100,954
Silversea Cruise Finance Ltd.(a)
02/01/2025	7.250%	1,880,000	2,014,678
Total			6,040,434
Life Insurance 2.6%
Brighthouse Financial, Inc.(a)
06/22/2047	4.700%	10,700,000	10,518,207
Five Corners Funding Trust(a)
11/15/2023	4.419%	22,756,000	24,838,834
Guardian Life Insurance Co. of America (The)(a)
Subordinated
06/19/2064	4.875%	9,445,000	10,594,759
MetLife, Inc.
03/01/2045	4.050%	9,740,000	9,944,404
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	22,118,000	22,789,458
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	9,550,000	10,856,268
05/15/2047	4.270%	2,961,000	3,090,265
Voya Financial, Inc.
06/15/2046	4.800%	1,475,000	1,585,508
Total			94,217,703
Lodging 0.2%
Grupo Posadas SAB de CV(a)
06/30/2022	7.875%	2,650,000	2,793,895
Hilton Domestic Operating Co., Inc.
09/01/2024	4.250%	1,630,000	1,662,926
Hilton Grand Vacations Borrower LLC/Inc.(a)
12/01/2024	6.125%	775,000	849,206
Playa Resorts Holding BV(a)
08/15/2020	8.000%	3,431,000	3,579,700
Total			8,885,727
Media and Entertainment 1.4%
21st Century Fox America, Inc.
09/15/2044	4.750%	8,832,000	9,517,955
AMC Networks, Inc.
04/01/2024	5.000%	1,135,000	1,171,179
Match Group, Inc.
06/01/2024	6.375%	2,214,000	2,408,365
MDC Partners, Inc.(a)
05/01/2024	6.500%	2,163,000	2,160,093
Netflix, Inc.
02/15/2025	5.875%	2,718,000	2,947,079
Netflix, Inc.(a)
11/15/2026	4.375%	4,541,000	4,427,702
Nielsen Finance LLC/Co.(a)
04/15/2022	5.000%	922,000	956,446
Nielsen Luxembourg SARL(a)
02/01/2025	5.000%	2,622,000	2,702,215
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	5,248,000	5,468,463
Scripps Networks Interactive, Inc.
11/15/2024	3.900%	7,245,000	7,498,807
06/15/2025	3.950%	7,400,000	7,585,466
Thomson Reuters Corp.
05/23/2043	4.500%	3,580,000	3,713,516
Univision Communications, Inc.(a)
02/15/2025	5.125%	2,319,000	2,327,522
Total			52,884,808

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals and Mining 0.9%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	876,000	961,201
09/30/2026	7.000%	694,000	772,884
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	1,664,000	1,740,564
Constellium NV(a)
05/15/2024	5.750%	3,722,000	3,788,531
03/01/2025	6.625%	1,472,000	1,537,511
Freeport-McMoRan, Inc.
03/01/2022	3.550%	790,000	777,324
03/15/2023	3.875%	1,818,000	1,796,618
11/14/2024	4.550%	4,139,000	4,135,751
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(a)
12/15/2023	7.375%	2,080,000	2,242,284
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	506,000	544,771
01/15/2025	7.625%	1,496,000	1,647,017
Noranda Aluminum Acquisition Corp. PIK(a),(l)
10/20/2020	10.000%	8,653	260
Novelis Corp.(a)
08/15/2024	6.250%	910,000	958,917
09/30/2026	5.875%	4,288,000	4,455,579
Teck Resources Ltd.(a)
06/01/2024	8.500%	668,000	772,611
Teck Resources Ltd.
07/15/2041	6.250%	6,345,000	6,977,933
Total			33,109,756
Midstream 3.1%
Andeavor Logistics LP/Tesoro Finance Corp.
10/15/2022	6.250%	1,630,000	1,722,827
05/01/2024	6.375%	1,023,000	1,108,664
01/15/2025	5.250%	4,443,000	4,716,071
Cheniere Corpus Christi Holdings LLC(a)
06/30/2027	5.125%	1,793,000	1,853,180
Delek Logistics Partners LP(a)
05/15/2025	6.750%	1,539,000	1,550,375
Energy Transfer Equity LP
06/01/2027	5.500%	7,483,000	7,977,334
Enterprise Products Operating LLC
02/15/2045	5.100%	6,635,000	7,374,033
05/15/2046	4.900%	3,310,000	3,590,804
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	1,445,000	1,499,284
Kinder Morgan Energy Partners LP
11/01/2042	4.700%	2,335,000	2,209,263
03/01/2043	5.000%	20,788,000	20,482,396
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kinder Morgan, Inc.
02/15/2046	5.050%	695,000	696,644
NGPL PipeCo LLC(a)
08/15/2022	4.375%	683,000	702,047
08/15/2027	4.875%	829,000	855,491
12/15/2037	7.768%	1,924,000	2,388,488
NuStar Logistics LP
04/28/2027	5.625%	2,709,000	2,875,414
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	18,390,000	16,795,808
Regency Energy Partners LP/Finance Corp.
09/01/2020	5.750%	1,682,000	1,815,583
Tallgrass Energy Partners LP/Finance Corp.(a)
09/15/2024	5.500%	731,000	738,906
Targa Resources Partners LP/Finance Corp.
11/15/2023	4.250%	2,634,000	2,603,801
03/15/2024	6.750%	3,045,000	3,292,942
Targa Resources Partners LP/Finance Corp.(a)
02/01/2027	5.375%	3,864,000	3,995,712
Williams Companies, Inc. (The)
01/15/2023	3.700%	809,000	801,894
06/24/2024	4.550%	9,419,000	9,631,248
Williams Partners LP
09/15/2045	5.100%	11,459,000	12,004,746
Total			113,282,955
Natural Gas 1.0%
NiSource Finance Corp.
02/15/2043	5.250%	3,620,000	4,263,593
05/15/2047	4.375%	7,500,000	8,018,003
Sempra Energy
12/01/2023	4.050%	8,695,000	9,276,704
06/15/2024	3.550%	6,059,000	6,261,813
06/15/2027	3.250%	10,850,000	10,824,068
Total			38,644,181
Oil Field Services 0.1%
SESI LLC(a)
09/15/2024	7.750%	401,000	403,878
Weatherford International Ltd.
06/15/2021	7.750%	1,596,000	1,586,416
06/15/2023	8.250%	632,000	621,065
Total			2,611,359
Other Financial Institutions 0.0%
FTI Consulting, Inc.
11/15/2022	6.000%	859,000	888,215

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other Industry 0.1%
CB Richard Ellis Services, Inc.
03/15/2025	5.250%	1,655,000	1,849,155
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	1,313,000	1,357,493
Total			3,206,648
Other REIT 0.0%
CyrusOne LP/Finance Corp.(a)
03/15/2024	5.000%	697,000	728,780
03/15/2027	5.375%	696,000	735,095
Total			1,463,875
Packaging 0.7%
ARD Finance SA PIK
09/15/2023	7.125%	1,208,000	1,281,238
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
05/15/2024	7.250%	2,355,000	2,601,222
02/15/2025	6.000%	5,086,000	5,399,344
Berry Plastics Corp.
10/15/2022	6.000%	795,000	843,831
07/15/2023	5.125%	4,020,000	4,194,741
Novolex (a)
01/15/2025	6.875%	654,000	679,096
Owens-Brockway Glass Container, Inc.(a)
08/15/2023	5.875%	1,527,000	1,669,672
08/15/2025	6.375%	1,801,000	2,026,125
Reynolds Group Issuer, Inc./LLC(a)
07/15/2023	5.125%	2,299,000	2,399,666
07/15/2024	7.000%	3,073,000	3,289,892
Total			24,384,827
Pharmaceuticals 0.7%
Allergan Funding SCS
03/15/2025	3.800%	3,915,000	4,093,097
Amgen, Inc.
06/15/2051	4.663%	4,060,000	4,397,557
Eagle Holding Co., II LLC PIK(a)
05/15/2022	7.625%	420,000	433,558
Endo Dac/Finance LLC/Finco, Inc.(a),(b),(j)
02/01/2025	6.000%	940,000	769,525
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	2,774,000	2,909,962
Mallinckrodt International Finance SA/CB LLC(a)
04/15/2025	5.500%	1,279,000	1,187,875
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Valeant Pharmaceuticals International, Inc.(a)
07/15/2021	7.500%	3,913,000	3,831,477
05/15/2023	5.875%	5,582,000	4,758,555
03/15/2024	7.000%	4,059,000	4,309,010
04/15/2025	6.125%	1,026,000	864,202
Total			27,554,818
Property & Casualty 1.0%
Hub Holdings LLC/Finance, Inc.(a)
PIK
07/15/2019	8.125%	480,000	480,750
HUB International Ltd.(a)
10/01/2021	7.875%	7,256,000	7,552,669
Liberty Mutual Group, Inc.(a)
06/15/2023	4.250%	10,370,000	11,208,114
08/01/2044	4.850%	3,460,000	3,783,679
Loews Corp.
04/01/2026	3.750%	11,415,000	11,976,858
Total			35,002,070
Railroads 0.4%
CSX Corp.
11/01/2046	3.800%	11,895,000	11,477,605
Union Pacific Corp.
10/01/2051	3.799%	4,285,000	4,251,568
Total			15,729,173
Restaurants 0.4%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.(a)
05/15/2024	4.250%	2,348,000	2,388,350
10/15/2025	5.000%	2,084,000	2,134,916
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2026	5.250%	1,115,000	1,174,489
06/01/2027	4.750%	1,566,000	1,609,958
McDonald’s Corp.
12/09/2045	4.875%	7,351,000	8,306,917
Total			15,614,630
Retailers 0.5%
Asbury Automotive Group, Inc.
12/15/2024	6.000%	2,662,000	2,740,886
Cencosud SA(a)
02/12/2045	6.625%	1,750,000	1,924,414
CVS Health Corp.
06/01/2026	2.875%	8,285,000	8,106,400
Group 1 Automotive, Inc.
06/01/2022	5.000%	828,000	844,803
Group 1 Automotive, Inc.(a)
12/15/2023	5.250%	2,032,000	2,031,079

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2017	17

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
L Brands, Inc.
11/01/2035	6.875%	1,525,000	1,458,695
Lithia Motors, Inc.(a)
08/01/2025	5.250%	350,000	356,893
Penske Automotive Group, Inc.
12/01/2024	5.375%	1,605,000	1,622,546
05/15/2026	5.500%	1,071,000	1,079,971
Total			20,165,687
Supermarkets 0.1%
Kroger Co. (The)
02/01/2047	4.450%	5,393,000	5,203,555
Supranational 0.1%
Banque Ouest Africaine de Developpement(a)
07/27/2027	5.000%	2,400,000	2,482,795
Technology 1.5%
Ascend Learning LLC(a)
08/01/2025	6.875%	616,000	640,658
Broadcom Corp./Cayman Finance Ltd.(a)
01/15/2027	3.875%	10,520,000	10,843,963
Camelot Finance SA(a)
10/15/2024	7.875%	1,121,000	1,215,973
CDK Global, Inc.(a)
06/01/2027	4.875%	863,000	875,558
Equinix, Inc.
01/15/2026	5.875%	4,604,000	5,055,740
05/15/2027	5.375%	2,478,000	2,661,922
First Data Corp.(a)
12/01/2023	7.000%	6,969,000	7,506,624
01/15/2024	5.750%	2,385,000	2,509,094
Gartner, Inc.(a)
04/01/2025	5.125%	3,384,000	3,557,332
Informatica LLC(a)
07/15/2023	7.125%	1,165,000	1,173,155
MSCI, Inc.(a)
08/15/2025	5.750%	1,566,000	1,697,594
PTC, Inc.
05/15/2024	6.000%	2,399,000	2,566,474
Qualitytech LP/Finance Corp.
08/01/2022	5.875%	3,443,000	3,574,106
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%	2,100,000	2,394,244
03/01/2024	10.500%	139,000	158,380
Symantec Corp.(a)
04/15/2025	5.000%	3,050,000	3,196,540
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%		969,000	990,284
VeriSign, Inc.
05/01/2023	4.625%		1,734,000	1,788,302
04/01/2025	5.250%		2,495,000	2,661,284
VeriSign, Inc.(a)
07/15/2027	4.750%		1,460,000	1,488,936
Total				56,556,163
Transportation Services 1.0%
ACI Airport SudAmerica SA(a)
11/29/2032	6.875%		1,670,250	1,707,231
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%		194,000	195,364
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%		3,310,000	3,236,022
Concesionaria Mexiquense SA de CV(a)
(linked to Mexican Unidad de Inversion Index)
12/15/2035	5.950%	MXN	34,763,826	1,889,069
ERAC U.S.A. Finance LLC(a)
02/15/2045	4.500%		11,606,000	11,661,303
ERAC USA Finance LLC(a)
12/01/2026	3.300%		9,780,000	9,682,425
FedEx Corp.
04/01/2046	4.550%		5,000,000	5,294,015
Hertz Corp. (The)(a)
06/01/2022	7.625%		1,929,000	1,955,618
Total				35,621,047
Wireless 1.3%
Comcel Trust(a)
02/06/2024	6.875%		1,750,000	1,862,668
SBA Communications Corp.
09/01/2024	4.875%		8,706,000	9,014,880
SFR Group SA(a)
05/15/2022	6.000%		2,353,000	2,461,311
05/15/2024	6.250%		2,566,000	2,685,804
05/01/2026	7.375%		4,000,000	4,317,060
Sprint Capital Corp.
11/15/2028	6.875%		820,000	900,925
Sprint Communications, Inc.(a)
03/01/2020	7.000%		6,100,000	6,679,903
Sprint Corp.
09/15/2023	7.875%		1,691,000	1,930,703
06/15/2024	7.125%		1,762,000	1,932,258
02/15/2025	7.625%		6,740,000	7,585,803
T-Mobile USA, Inc.
01/15/2026	6.500%		7,774,000	8,620,798

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wind Acquisition Finance SA(a)
04/23/2021	7.375%	763,000	792,873
Total			48,784,986
Wirelines 1.5%
AT&T, Inc.
06/15/2045	4.350%	18,935,000	17,247,191
CenturyLink, Inc.
04/01/2024	7.500%	5,796,000	6,070,238
Frontier Communications Corp.
04/15/2024	7.625%	978,000	772,524
01/15/2025	6.875%	1,685,000	1,277,402
09/15/2025	11.000%	3,751,000	3,270,103
Level 3 Communications, Inc.
12/01/2022	5.750%	3,346,000	3,446,510
Level 3 Financing, Inc.
01/15/2024	5.375%	793,000	811,486
03/15/2026	5.250%	2,029,000	2,073,500
Liquid Telecommunications Financing PLC(a)
07/13/2022	8.500%	2,750,000	2,865,701
Telecom Italia Capital SA
09/30/2034	6.000%	2,658,000	2,948,511
Telecom Italia SpA(a)
05/30/2024	5.303%	92,000	99,975
Verizon Communications, Inc.
03/15/2055	4.672%	8,620,000	8,025,754
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	5,511,000	5,838,954
Total			54,747,849
Total Corporate Bonds & Notes (Cost $1,404,571,321)			1,471,819,286

Foreign Government Obligations(i),(m) 11.2%

Argentina 0.7%
Argentine Republic Government International Bond
04/22/2026	7.500%	1,780,000	1,992,909
01/26/2027	6.875%	1,578,000	1,699,942
07/06/2028	6.625%	3,960,000	4,151,387
07/06/2036	7.125%	2,000,000	2,098,608
04/22/2046	7.625%	1,100,000	1,208,118
Argentine Republic Government International Bond(b),(j)
12/31/2033	8.280%	1,682,446	1,910,637
Argentine Republic Government International Bond(a)
06/28/2117	7.125%	2,200,000	2,173,945
City of Buenos Aires Argentina(a)
06/01/2027	7.500%	1,700,000	1,870,211
Foreign Government Obligations(i),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Provincia de Buenos Aires(a)
06/09/2021	9.950%		1,200,000	1,380,174
06/15/2027	7.875%		1,900,000	2,052,428
Provincia de Cordoba(a)
09/01/2024	7.450%		2,725,000	2,937,234
08/01/2027	7.125%		3,500,000	3,591,581
Total				27,067,174
Azerbaijan 0.1%
Southern Gas Corridor CJSC(a)
03/24/2026	6.875%		3,100,000	3,468,773
Belarus 0.1%
Republic of Belarus International Bond(a)
02/28/2023	6.875%		1,200,000	1,288,003
06/29/2027	7.625%		2,300,000	2,540,387
Total				3,828,390
Brazil 1.1%
Brazil Minas SPE via State of Minas Gerais(a)
02/15/2028	5.333%		800,000	809,021
Brazil Notas do Tesouro Nacional Series F
01/01/2025	10.000%	BRL	67,000,000	21,879,233
Brazilian Government International Bond
01/20/2034	8.250%		2,460,000	3,189,535
01/07/2041	5.625%		5,800,000	5,812,945
Petrobras Global Finance BV
01/27/2021	5.375%		1,880,000	1,944,010
05/23/2021	8.375%		2,400,000	2,725,181
03/17/2024	6.250%		208,000	220,413
05/23/2026	8.750%		3,600,000	4,310,550
01/17/2027	7.375%		680,000	751,212
Total				41,642,100
Canada 1.1%
Canadian Government Bond
05/01/2019	0.750%	CAD	45,100,000	35,820,903
NOVA Chemicals Corp.(a)
06/01/2024	4.875%		1,000,000	1,003,331
05/01/2025	5.000%		2,133,000	2,129,875
06/01/2027	5.250%		2,059,000	2,050,694
Total				41,004,803
China 0.3%
State Grid Overseas Investment 2016 Ltd.(a)
05/04/2027	3.500%		11,000,000	11,328,229

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2017	19

Portfolio of Investments  (continued)
August 31, 2017
Foreign Government Obligations(i),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Colombia 0.4%
Colombia Government International Bond
04/14/2021	7.750%	COP	9,150,000,000	3,310,517
06/28/2027	9.850%	COP	19,242,000,000	8,158,920
02/26/2044	5.625%		2,100,000	2,361,767
Ecopetrol SA
09/18/2043	7.375%		1,900,000	2,148,993
Total				15,980,197
Costa Rica 0.1%
Costa Rica Government International Bond(a)
03/12/2045	7.158%		3,500,000	3,737,401
Croatia 0.1%
Croatia Government International Bond(a)
01/26/2024	6.000%		4,692,000	5,357,382
Dominican Republic 0.7%
Dominican Republic International Bond(a)
02/22/2019	12.000%	DOP	31,000,000	673,478
07/05/2019	14.500%	DOP	101,000,000	2,315,244
01/08/2021	14.000%	DOP	79,470,000	1,860,618
03/04/2022	10.375%	DOP	281,400,000	6,019,360
02/10/2023	14.500%	DOP	25,000,000	613,023
01/25/2027	5.950%		3,875,000	4,214,020
04/20/2027	8.625%		2,900,000	3,548,962
04/30/2044	7.450%		3,900,000	4,671,042
01/27/2045	6.850%		2,681,000	3,014,605
Total				26,930,352
Ecuador 0.2%
Ecuador Government International Bond(a)
03/24/2020	10.500%		2,050,000	2,198,484
03/28/2022	10.750%		2,200,000	2,413,589
12/13/2026	9.650%		1,000,000	1,050,312
Total				5,662,385
Egypt 0.2%
Egypt Government International Bond(a)
01/31/2022	6.125%		1,700,000	1,770,860
06/11/2025	5.875%		1,000,000	1,017,408
01/31/2027	7.500%		3,900,000	4,312,936
01/31/2047	8.500%		1,700,000	1,917,581
Total				9,018,785
El Salvador 0.1%
El Salvador Government International Bond(a)
01/18/2027	6.375%		450,000	433,897
02/28/2029	8.625%		1,500,000	1,647,957
06/15/2035	7.650%		490,000	488,183
Total				2,570,037
Foreign Government Obligations(i),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Georgia 0.1%
Georgian Railway JSC(a)
07/11/2022	7.750%		2,683,000	2,958,166
Ghana 0.1%
Ghana Government International Bond(a)
10/14/2030	10.750%		3,500,000	4,532,573
Guatemala 0.1%
Guatemala Government Bond(a)
06/05/2027	4.375%		2,700,000	2,687,677
Honduras 0.2%
Honduras Government International Bond(a)
03/15/2024	7.500%		2,668,000	3,022,182
01/19/2027	6.250%		3,500,000	3,764,516
Total				6,786,698
Hungary 0.2%
Hungary Government International Bond
11/22/2023	5.750%		5,382,000	6,291,504
Magyar Export-Import Bank Zrt.(a)
01/30/2020	4.000%		1,579,000	1,637,098
Total				7,928,602
Indonesia 1.0%
Indonesia Government International Bond(a)
03/13/2020	5.875%		11,125,000	12,150,925
04/25/2022	3.750%		1,200,000	1,245,938
01/15/2024	5.875%		1,288,000	1,490,219
01/17/2038	7.750%		3,550,000	5,074,647
Majapahit Holding BV(a)
01/20/2020	7.750%		1,100,000	1,233,874
06/29/2037	7.875%		2,780,000	3,693,547
PT Pertamina Persero(a)
05/03/2022	4.875%		1,600,000	1,724,555
05/30/2044	6.450%		2,600,000	3,076,921
PT Perusahaan Listrik Negara(a)
11/22/2021	5.500%		5,400,000	5,955,774
Total				35,646,400
Ivory Coast 0.3%
Ivory Coast Government International Bond(a)
07/23/2024	5.375%		2,000,000	2,014,294
07/23/2024	5.375%		700,000	705,003
06/15/2025	5.125%	EUR	700,000	864,556
03/03/2028	6.375%		5,400,000	5,628,857
06/15/2033	6.125%		847,000	845,738

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Foreign Government Obligations(i),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Ivory Coast Government International Bond(a),(b),(j)
12/31/2032	5.750%		901,310	897,149
Total				10,955,597
Jamaica 0.1%
Jamaica Government International Bond
04/28/2028	6.750%		1,950,000	2,271,374
03/15/2039	8.000%		700,000	863,102
Total				3,134,476
Kazakhstan 0.2%
Kazakhstan Government International Bond(a)
07/21/2045	6.500%		3,500,000	4,339,587
KazMunayGas National Co. JSC(a)
07/02/2018	9.125%		1,980,000	2,089,597
04/09/2021	6.375%		500,000	550,414
Total				6,979,598
Kuwait 0.1%
Equate Petrochemical BV(a)
11/03/2026	4.250%		1,900,000	1,965,191
Mexico 1.4%
Banco Nacional de Comercio Exterior SNC(a),(b),(j)
Subordinated
08/11/2026	3.800%		1,400,000	1,399,807
Mexican Bonos
06/11/2020	8.000%	MXN	44,530,000	2,567,065
06/10/2021	6.500%	MXN	50,000	2,772
06/09/2022	6.500%	MXN	144,272,800	7,982,704
Mexico City Airport Trust(a)
10/31/2026	4.250%		1,500,000	1,549,901
Mexico Government International Bond
05/29/2031	7.750%	MXN	140,000,000	8,312,332
01/11/2040	6.050%		2,350,000	2,847,413
01/23/2046	4.600%		1,800,000	1,840,973
Pemex Finance Ltd.
11/15/2018	9.150%		776,562	819,084
Pemex Project Funding Master Trust
01/21/2021	5.500%		1,750,000	1,879,033
Petroleos Mexicanos(a)
11/24/2021	7.650%	MXN	18,600,000	1,008,330
09/12/2024	7.190%	MXN	3,800,000	192,683
03/13/2027	6.500%		1,800,000	2,017,024
03/13/2027	6.500%		1,200,000	1,343,964
Petroleos Mexicanos
01/30/2023	3.500%		750,000	743,492
09/21/2023	4.625%		948,000	988,509
01/23/2026	4.500%		900,000	907,523
08/04/2026	6.875%		3,000,000	3,449,055
11/12/2026	7.470%	MXN	23,700,000	1,193,084
Foreign Government Obligations(i),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
06/15/2035	6.625%		870,000	948,866
06/02/2041	6.500%		2,500,000	2,634,082
01/23/2045	6.375%		4,000,000	4,126,420
09/21/2047	6.750%		2,000,000	2,150,582
Total				50,904,698
Morocco 0.1%
Morocco Government International Bond(a)
12/11/2022	4.250%		1,804,000	1,922,212
Namibia 0.1%
Namibia International Bonds(a)
11/03/2021	5.500%		3,192,000	3,452,582
Nigeria 0.1%
Nigeria Government International Bond(a)
02/16/2032	7.875%		2,200,000	2,456,630
Pakistan 0.2%
Pakistan Government International Bond(a)
09/30/2025	8.250%		2,300,000	2,625,841
03/31/2036	7.875%		5,700,000	5,991,931
Total				8,617,772
Paraguay 0.2%
Paraguay Government International Bond(a)
03/27/2027	4.700%		2,464,000	2,580,062
08/11/2044	6.100%		2,439,000	2,784,467
Total				5,364,529
Peru 0.3%
Peruvian Government International Bond(a)
08/12/2028	6.350%	PEN	27,300,000	9,053,706
Peruvian Government International Bond
11/21/2033	8.750%		1,508,000	2,374,548
Total				11,428,254
Philippines 0.0%
Philippine Government International Bond
03/30/2026	5.500%		798,000	962,641
Russian Federation 0.5%
Gazprom Neft OAO Via GPN Capital SA(a)
09/19/2022	4.375%		4,800,000	4,879,099
Gazprom OAO Via Gaz Capital SA(a)
04/11/2018	8.146%		1,013,000	1,048,117
02/06/2028	4.950%		1,000,000	1,017,738
08/16/2037	7.288%		300,000	362,731
Russian Agricultural Bank OJSC Via RSHB Capital SA(a)
12/27/2017	5.298%		300,000	302,553

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2017	21

Portfolio of Investments  (continued)
August 31, 2017
Foreign Government Obligations(i),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Russian Federal Bond - OFZ
01/19/2028	7.050%	RUB	347,000,000	5,775,903
Russian Foreign Bond - Eurobond(a)
04/04/2042	5.625%		4,000,000	4,528,676
Total				17,914,817
Senegal 0.1%
Senegal Government International Bond(a)
07/30/2024	6.250%		2,905,000	3,107,264
Serbia 0.1%
Serbia International Bond(a)
12/03/2018	5.875%		1,735,000	1,809,265
09/28/2021	7.250%		1,600,000	1,855,933
Total				3,665,198
Sri Lanka 0.1%
Sri Lanka Government International Bond(a)
07/18/2026	6.825%		1,685,000	1,849,594
05/11/2027	6.200%		1,450,000	1,524,400
Total				3,373,994
Trinidad and Tobago 0.1%
Petroleum Co. of Trinidad & Tobago Ltd.(a)
08/14/2019	9.750%		4,000,000	4,366,324
Turkey 0.2%
Turkey Government International Bond
03/25/2027	6.000%		8,000,000	8,789,240
Ukraine 0.1%
Ukraine Government International Bond(a)
09/01/2024	7.750%		1,200,000	1,237,562
09/01/2026	7.750%		2,600,000	2,666,802
Total				3,904,364
United Arab Emirates 0.0%
DAE Funding LLC(a)
08/01/2024	5.000%		1,525,000	1,558,953
Total Foreign Government Obligations (Cost $398,322,508)				412,960,458

Inflation-Indexed Bonds(i) 3.1%

Brazil 0.0%
Brazil Notas do Tesouro Nacional
08/15/2030	6.000%	BRL	3,006,380	1,037,330
Mexico 0.2%
Mexican Udibonos
11/15/2040	4.000%	MXN	104,291,478	6,275,968
Inflation-Indexed Bonds(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 2.9%
U.S. Treasury Inflation-Indexed Bond
04/15/2022	0.125%	35,756,665	35,877,429
07/15/2027	0.375%	5,006,900	5,015,537
U.S. Treasury Inflation-Indexed Bond(n)
01/15/2024	0.625%	13,665,507	14,042,237
02/15/2046	1.000%	51,349,343	52,916,226
Total			107,851,429
Total Inflation-Indexed Bonds (Cost $117,969,112)			115,164,727

Residential Mortgage-Backed Securities - Agency 4.7%

Federal Home Loan Mortgage Corp.
01/01/2020	10.500%	984	990
Federal Home Loan Mortgage Corp.(b),(o)
CMO Series 2957 Class SW
1-month USD LIBOR + 6.000% 04/15/2035	4.773%	3,112,924	454,259
CMO Series 311 Class S1
1-month USD LIBOR + 5.950% 08/15/2043	4.723%	30,872,532	6,415,925
CMO Series 318 Class S1
1-month USD LIBOR + 5.950% 11/15/2043	4.723%	9,265,046	1,968,180
CMO Series 326 Class S2
1-month USD LIBOR + 5.950% 03/15/2044	4.723%	31,851,478	6,122,192
CMO Series 3761 Class KS
1-month USD LIBOR + 6.000% 06/15/2040	4.773%	3,527,522	253,303
CMO Series 4174 Class SB
1-month USD LIBOR + 6.200% 05/15/2039	4.973%	12,349,832	1,627,083
CMO STRIPS Series 326 Class S1
1-month USD LIBOR + 6.000% 03/15/2044	4.773%	3,462,117	699,410
Federal Home Loan Mortgage Corp.(o)
CMO Series 304 Class C69
12/15/2042	4.000%	11,557,845	2,130,861
CMO Series 4098 Class AI
05/15/2039	3.500%	9,668,776	962,294

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4120 Class AI
11/15/2039	3.500%	9,152,083	922,810
CMO Series 4121 Class IA
01/15/2041	3.500%	8,990,584	1,133,111
CMO Series 4147 Class CI
01/15/2041	3.500%	19,690,091	2,646,908
CMO Series 4213 Class DI
06/15/2038	3.500%	15,971,289	1,506,648
Federal Home Loan Mortgage Corp.(b),(g),(o)
CMO Series 4515 Class SA
08/15/2038	1.661%	22,479,988	1,224,694
CMO Series 4620 Class AS
11/15/2042	1.565%	46,954,754	2,187,809
Federal National Mortgage Association(d)
09/18/2032	3.000%	19,000,000	19,617,500
Federal National Mortgage Association
05/01/2041	4.000%	3,898,250	4,089,051
Federal National Mortgage Association(b),(g),(o)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	12,137,038	1
Federal National Mortgage Association(b),(o)
CMO Series 2010-135 Class MS
1-month USD LIBOR + 5.950% 12/25/2040	4.716%	1,848,979	273,681
CMO Series 2013-101 Class CS
1-month USD LIBOR + 5.900% 10/25/2043	4.876%	20,033,461	4,570,923
CMO Series 2013-107 Class SB
1-month USD LIBOR + 5.950% 02/25/2043	4.716%	15,729,339	3,472,475
CMO Series 2014-93 Class ES
1-month USD LIBOR + 6.150% 01/25/2045	4.916%	31,694,630	6,058,891
CMO Series 2016-31 Class H5
1-month USD LIBOR + 6.000% 06/25/2046	4.766%	30,122,688	6,559,224
CMO Series 2016-31 Class VS
1-month USD LIBOR + 6.000% 06/25/2046	4.766%	24,939,144	4,925,743
CMO Series 2016-42 Class SB
1-month USD LIBOR + 6.000% 07/25/2046	4.766%	66,492,733	14,951,091
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-54 Class SD
1-month USD LIBOR + 6.000% 08/25/2046	4.766%	26,972,715	5,961,738
CMO Series 2017-8 Class SB
1-month USD LIBOR + 6.100% 02/25/2047	4.866%	19,768,276	3,538,632
Federal National Mortgage Association(o)
CMO Series 2012-118 Class BI
12/25/2039	3.500%	14,138,547	1,806,554
CMO Series 2012-121 Class GI
08/25/2039	3.500%	10,222,430	1,189,327
CMO Series 2012-129 Class IC
01/25/2041	3.500%	9,384,370	1,365,906
CMO Series 2012-131 Class MI
01/25/2040	3.500%	13,817,193	1,915,350
CMO Series 2012-133 Class EI
07/25/2031	3.500%	5,411,143	584,287
CMO Series 2012-139 Class IL
04/25/2040	3.500%	7,534,839	963,542
CMO Series 2012-96 Class CI
04/25/2039	3.500%	9,975,112	857,270
CMO Series 2013-1 Class AI
02/25/2043	3.500%	5,895,311	1,129,841
CMO Series 2013-6 Class MI
02/25/2040	3.500%	9,089,069	1,165,699
CMO STRIPS Series 417 Class C5
02/25/2043	3.500%	8,785,234	1,650,252
Government National Mortgage Association(d)
09/21/2047	3.000%	32,000,000	32,663,750
Government National Mortgage Association(o)
CMO Series 2014-190 Class AI
12/20/2038	3.500%	19,936,227	2,458,203
Government National Mortgage Association(b),(o)
CMO Series 2015-144 Class SA
1-month USD LIBOR + 6.200% 10/20/2045	4.969%	12,860,095	3,103,531
CMO Series 2016-108 Class SN
1-month USD LIBOR + 6.080% 08/20/2046	4.849%	18,999,396	4,684,731
CMO Series 2016-146 Class NS
1-month USD LIBOR + 6.100% 10/20/2046	4.869%	9,502,197	2,291,654

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2017	23

Portfolio of Investments  (continued)
August 31, 2017
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-91 Class NS
1-month USD LIBOR + 6.080% 07/20/2046	4.849%	41,673,084	10,521,629
Total Residential Mortgage-Backed Securities - Agency (Cost $183,732,170)			172,626,953

Residential Mortgage-Backed Securities - Non-Agency 16.0%

Ajax Mortgage Loan Trust(a)
CMO Series 2016-C Class A
10/25/2057	4.000%	10,733,056	10,735,645
Angel Oak Mortgage Trust I LLC(a)
Series 2016-1 Class A1
07/25/2046	3.500%	9,330,357	9,505,706
Series 2016-1 Class A2
07/25/2046	5.000%	2,011,462	2,000,579
Angel Oak Mortgage Trust LLC(a)
Series 2015-1
11/25/2045	4.500%	2,854,847	2,852,424
Banc of America Funding Trust(a),(b),(c),(g)
CMO Series 2016-R1 Class M2
03/25/2040	3.500%	12,763,517	12,201,922
Bayview Opportunity Master Fund IIa Trust(a),(c)
CMO Series 2017-RN5 Class A1
08/28/2032	3.105%	8,000,000	8,000,000
Bayview Opportunity Master Fund IIIb Trust(a),(b),(g)
CMO Series 2017-RN2 Class A1
04/28/2032	3.475%	15,537,194	15,659,956
Bayview Opportunity Master Fund IIIb Trust(a),(c)
CMO Series 2017-RN6 Class A1
08/28/2032	3.105%	15,000,000	15,000,000
Bayview Opportunity Master Fund IVb Trust(a)
CMO Series 2017-NPL1 Class A1
01/28/2032	3.598%	12,424,392	12,402,568
CMO Series 2017-RPL1 Class A1
07/28/2032	3.105%	17,103,380	17,103,380
Bayview Opportunity Master Fund IVB Trust(a)
CMO Series 2016-RN4 Class A1
10/28/2031	3.475%	4,136,686	4,158,765
BCAP LLC Trust(a),(b),(g)
CMO Series 2013-RR3 Class 6A5
03/26/2036	3.274%	285,435	283,000
CMO Series 2013-RR5 Class 4A1
09/26/2036	3.000%	2,340,303	2,326,729
BCAP LLC Trust(a),(b)
Series 2011-RR5 Class 11A4
1-month USD LIBOR + 0.150% 05/28/2036	1.382%	5,417,602	5,229,696
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BCAP LLC Trust(a)
Series 2013-RR1 Class 10A1
10/26/2036	3.000%	624,545	625,397
Bellemeade Re II Ltd.(a),(b)
CMO Series 2016-1A Class M2A
1-month USD LIBOR + 4.500% 04/25/2026	5.734%	790,137	791,562
CAM Mortgage Trust(a)
CMO Series 2016-1 Class A
01/15/2056	4.000%	606,961	607,494
CMO Series 2016-2 Class A1
06/15/2057	3.250%	16,816,160	16,817,192
CIM Trust(a),(b)
CMO Series 2015-3AG Class A2
1-month USD LIBOR + 3.500% 10/25/2057	4.737%	10,000,000	10,129,339
CIM Trust(a),(c)
CMO Series 2017-6 Class A1
09/25/2037	3.000%	37,815,000	37,860,832
Citigroup Mortgage Loan Trust, Inc.(a),(b),(g)
CMO Series 2009-4 Class 9A2
03/25/2036	3.288%	2,710,458	2,526,623
CMO Series 2010-6 Class 2A2
09/25/2035	3.288%	1,143,314	1,124,678
CMO Series 2010-7 Class 3A4
12/25/2035	5.500%	798,866	800,784
CMO Series 2013-11 Class 3A3
09/25/2034	3.497%	4,670,692	4,581,015
CMO Series 2013-2 Class 1A1
11/25/2037	3.255%	1,021,778	1,026,530
Citigroup Mortgage Loan Trust, Inc.(a),(b)
CMO Series 2014-11 Class 3A3
1-month USD LIBOR + 0.160% 09/25/2036	1.392%	5,510,000	5,309,987
COLT LLC(a),(b)
CMO Series 15-1 Class A1V
1-month USD LIBOR + 3.000% 12/26/2045	4.234%	2,506,866	2,519,356
COLT LLC(a),(b),(c)
CMO Series 15-1 Class A2
1-month USD LIBOR + 3.750% 12/26/2045	4.984%	822,945	844,009
COLT Mortgage Loan Trust(a)
CMO Series 2016-1 Class A2
05/25/2046	3.500%	8,674,717	8,723,856

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
COLT Mortgage Loan Trust(a),(b),(g)
CMO Series 2016-2 Class A2
09/25/2046	3.250%	4,668,740	4,741,145
Credit Suisse Mortgage Capital Certificates(a),(b),(g)
CMO Series 2008-4R Class 3A4
01/26/2038	3.494%	4,662,174	4,560,586
CMO Series 2011-5R Class 3A1
09/27/2047	3.469%	1,180,717	1,157,464
CMO Series 2014-RPL4 Class A1
08/25/2062	3.625%	8,108,213	8,358,293
CMO Series 2014-RPL4 Class A2
08/25/2062	4.785%	13,556,000	13,861,712
Credit Suisse Mortgage Capital Certificates(a)
CMO Series 2010-9R Class 10A5
04/27/2037	4.000%	1,073,002	1,070,325
CMO Series 2010-9R Class 1A5
08/27/2037	4.000%	9,414,000	9,334,747
CMO Series 2010-9R Class 7A5
05/27/2037	4.000%	473,415	472,434
Series 2014-2R Class 18A1
01/27/2037	3.000%	4,585,482	4,533,984
Series 2014-2R Class 19A1
05/27/2036	3.000%	3,044,419	3,009,465
Credit Suisse Mortgage Capital Certificates(a),(b)
CMO Series 2014-CIM1 Class A2
1-month USD LIBOR + 3.500% 01/25/2058	4.737%	12,000,000	11,829,016
Credit Suisse Mortgage Capital Certificates(a),(b),(c)
Series 2012-11 Class 3A2
1-month USD LIBOR + 1.000% 06/29/2047	2.239%	1,217,113	1,124,214
CTS Corp.(a),(c)
Series 2015-6R Class 3A2
02/27/2036	3.750%	7,017,973	7,069,555
Deephaven Residential Mortgage Trust(a)
Series 2016-1A Class A1
07/25/2046	4.000%	15,817,304	15,828,760
Deephaven Residential Mortgage Trust(a),(c)
Series 2016-1A Class A2
07/25/2046	5.500%	1,829,265	1,821,438
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
CMO Series 2003-1 Class 1A7
04/25/2033	5.500%	659,653	668,653
GCAT (a)
Series 2017-1 Class A2
03/25/2047	3.375%	16,089,552	16,072,336
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GCAT LLC(a)
CMO Series 20 17-2 Class A1
04/25/2047	3.500%	14,863,695	14,905,453
CMO Series 2017-3 Class A1
04/25/2047	3.352%	14,151,786	14,178,816
CMO Series 2017-4 Class A1
05/25/2022	3.228%	18,462,469	18,489,312
GMAC Mortgage Home Equity Loan Trust
CMO Series 2004-HE5 Class A5 (FGIC)
09/25/2034	5.865%	557,708	566,469
Jefferies Resecuritization Trust(a)
CMO Series 2014-R1 Class 1A1
12/27/2037	4.000%	514,421	513,679
Legacy Mortgage Asset Trust(a)
CMO Series 2017-GS1 Class A1
01/25/2057	3.500%	21,821,754	21,833,793
Mill City Mortgage Trust(a),(b),(g)
CMO Series 2015-1 Class M1
06/25/2056	3.416%	5,000,000	5,031,916
CMO Series 2015-2 Class M2
09/25/2057	3.610%	10,000,000	9,362,931
Nomura Resecuritization Trust(a),(b),(g)
CMO Series 2011-2RA Class 2A13
07/26/2035	3.509%	1,444,511	1,431,714
NRPL Trust(a),(b),(g)
CMO Series 2014-1A Class A1
04/25/2054	3.250%	7,007,820	7,016,959
NRZ Excess Spread-Collateralized Notes(a),(c)
CMO Series 2016-PLS2 Class A
07/25/2021	5.683%	10,272,677	10,285,518
Oak Hill Advisors Residential Loan Trust(a)
CMO Series 2017-NPL1 Class A1
06/25/2057	3.000%	16,980,386	16,980,219
Oaktown Re Ltd.(a),(b),(c)
CMO Series 2017-1A Class M1
1-month USD LIBOR + 2.250% 04/25/2027	3.484%	20,473,971	20,473,970
PennyMac Mortgage Investment Trust(a),(b),(c)
Series 2017-GT1 Class A
1-month USD LIBOR + 4.750% 02/25/2050	5.984%	32,500,000	32,674,200
PNMAC GMSR Issuer Trust(a),(b),(c)
Series 2017-GT2 Class A
1-month USD LIBOR + 4.000% 08/25/2023	5.231%	31,100,000	31,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2017	25

Portfolio of Investments  (continued)
August 31, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pretium Mortgage Credit Partners I(a)
CMO Series 2017-NPL2 Class A1
03/28/2057	3.250%	8,887,561	8,905,184
Pretium Mortgage Credit Partners I LLC(a),(c)
CMO Series 2017-NPL4 Class A1
08/27/2032	3.250%	13,000,000	13,000,000
RBSSP Resecuritization Trust(a),(b),(g)
CMO Series 2010-1 Class 3A2
08/26/2035	3.533%	10,000,000	9,773,000
SGR Residential Mortgage Trust(a)
CMO Series 2016-1 Class A1
11/25/2046	3.750%	7,996,704	7,942,853
Sunset Mortgage Loan Co., LLC(a)
CMO Series 2017-NPL1 Class A
06/16/2047	3.500%	14,378,004	14,421,411
Vericrest Opportunity Loan Transferee LX LLC(a)
CMO Series 2017-NPL7 Class A1
04/25/2059	3.250%	11,564,414	11,582,305
VML LLC(a)
CMO Series 2014-NPL1 Class A1
04/27/2054	3.875%	1,153,833	1,154,363
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $585,107,922)			588,887,216

Senior Loans 7.4%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
Doncasters US Finance LLC(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 04/09/2020	4.796%	1,328,772	1,271,196
Engility Corp.(b),(p)
Tranche B2 Term Loan
3-month USD LIBOR + 4.750% 08/14/2023	4.489%	836,765	842,522
Leidos Innovations Corp.(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 08/16/2023	3.250%	1,313,400	1,315,370
TransDigm, Inc.(b),(p)
Tranche E Term Loan
3-month USD LIBOR + 2.750% 05/14/2022	4.258%	1,616,994	1,618,643
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Tranche F Term Loan
3-month USD LIBOR + 3.000% 06/09/2023	4.239%	1,492,462	1,494,164
Total			6,541,895
Airlines 0.2%
American Airlines, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 2.000% 10/10/2021	3.231%	989,899	989,899
Tranche B Term Loan
3-month USD LIBOR + 2.500% 12/14/2023	3.727%	759,596	761,259
Avolon Borrower 1 LLC(b),(p)
Tranche B2 Term Loan
3-month USD LIBOR + 2.250% 03/21/2022	3.981%	3,000,000	3,008,160
United Airlines, Inc.(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 04/01/2024	3.561%	1,521,187	1,527,364
Total			6,286,682
Automotive 0.1%
Dayco Products LLC(b),(p)
Term Loan
3-month USD LIBOR + 5.000% 05/19/2023	6.317%	773,063	774,995
DexKo Global, Inc.(b),(p)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.000% 07/24/2024	5.313%	1,000,000	1,005,830
Gates Global LLC(b),(p)
Tranche B1 Term Loan
3-month USD LIBOR + 3.250% 04/01/2024	4.546%	732,924	735,086
Horizon Global Corp.(b),(p)
Term Loan
3-month USD LIBOR + 4.500% 06/30/2021	5.739%	169,554	171,038

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Navistar, Inc.(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 08/07/2020	5.240%	982,500	989,053
Total			3,676,002
Brokerage/Asset Managers/Exchanges 0.0%
Aretec Group, Inc.(b),(c),(p)
1st Lien Term Loan
3-month USD LIBOR + 8.000% 11/23/2020	0.000%	599,728	605,725
2nd Lien Term Loan PIK
3-month USD LIBOR + 7.500% 05/23/2021	0.000%	450,562	448,872
Total			1,054,597
Building Materials 0.1%
QUIKRETE Holdings, Inc.(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 2.750% 11/15/2023	3.989%	1,816,748	1,805,629
SRS Distribution, Inc.(b),(p)
Tranche B4 1st Lien Term Loan
3-month USD LIBOR + 4.250% 08/25/2022	4.546%	989,924	991,162
Total			2,796,791
Cable and Satellite 0.2%
Atlantic Broadband Finance, LLC(b),(p),(q)
Term Loan
3-month USD LIBOR + 2.375% 08/09/2024	0.000%	1,175,000	1,166,610
Charter Communications Operating LLC(b),(p)
Tranche I1 Term Loan
3-month USD LIBOR + 2.250% 01/15/2024	3.489%	2,983,637	2,996,884
Encompass Digital Media, Inc.(b),(p)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.500% 06/06/2021	5.800%	1,189,188	1,126,756
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Telesat Canada(b),(p)
Tranche B4 Term Loan
3-month USD LIBOR + 3.000% 11/17/2023	4.300%	995,000	1,001,756
Virgin Media Bristol LLC(b),(p)
Tranche I Term Loan
3-month USD LIBOR + 2.750% 01/31/2025	3.977%	1,000,000	1,001,940
Total			7,293,946
Chemicals 0.8%
Aruba Investments, Inc.(b),(p)
Tranche B1 Term Loan
3-month USD LIBOR + 3.500% 02/02/2022	4.796%	992,405	991,988
Axalta Coating Systems Dutch Holding BBV/US Holdings, Inc.(b),(p)
Tranche B2 Term Loan
3-month USD LIBOR + 2.000% 06/01/2024	3.296%	1,725,000	1,728,778
Chemours Co. (The)(b),(p)
Tranche B1 Term Loan
3-month USD LIBOR + 2.500% 05/12/2022	3.740%	946,643	948,716
ColourOz Investment 1 GmbH(b),(p)
Tranche C 1st Lien Term Loan
3-month USD LIBOR + 3.500% 09/07/2021	4.312%	237,544	231,161
ColourOz Investment 2 LLC(b),(p)
Tranche B2 1st Lien Term Loan
3-month USD LIBOR + 3.500% 09/07/2021	4.312%	1,436,947	1,398,337
Duke Finance LLC(b),(p)
Term Loan
3-month USD LIBOR + 4.250% 02/21/2024	5.514%	882,090	884,295
HII Holding Corp.(b),(c),(p)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 12/21/2020	9.796%	1,350,000	1,366,875

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2017	27

Portfolio of Investments  (continued)
August 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Ineos US Finance LLC(b),(p)
Term Loan
3-month USD LIBOR + 2.750% 03/31/2022	4.007%	2,985,000	2,991,388
KMG Chemicals, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 4.750% 06/15/2024	5.489%	978,182	988,550
Kraton Polymers LLC(b),(p)
Term Loan
3-month USD LIBOR + 3.000% 01/06/2022	4.239%	610,329	614,143
Kronos Worldwide, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 3.000% 02/18/2020	4.300%	1,935,000	1,937,419
MacDermid, Inc.(b),(p)
Tranche B6 Term Loan
3-month USD LIBOR + 3.000% 06/07/2023	4.239%	1,464,456	1,469,040
Nexeo Solutions LLC(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 06/09/2023	5.058%	1,410,756	1,417,373
PolyOne Corp.(b),(p)
Tranche B3 Term Loan
3-month USD LIBOR + 2.000% 11/11/2022	3.227%	2,150,416	2,155,792
PQ Corp.(b),(p)
Tranche B1 Term Loan
3-month USD LIBOR + 3.250% 11/04/2022	4.562%	1,041,381	1,045,286
Ravago Holdings America, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 4.000% 07/13/2023	4.490%	1,809,231	1,809,231
Royal Holdings, Inc.(b),(c),(p)
2nd Lien Term Loan
3-month USD LIBOR + 7.500% 06/19/2023	8.796%	551,724	550,345
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Solenis International LP/Holdings 3 LLC(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 07/31/2021	4.567%	1,602,300	1,604,703
Trinseo Materials Operating SCA/Finance, Inc.(b),(p),(q)
1st Lien Term Loan
3-month USD LIBOR + 2.500% 08/16/2024	0.000%	1,050,000	1,054,599
Trinseo Materials Operating SCA/Finance, Inc.(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 3.250% 11/05/2021	4.486%	980,000	980,412
Tronox Pigments BV(b),(p)
Term Loan
3-month USD LIBOR + 3.000% 03/19/2020	4.796%	1,488,372	1,489,072
Univar USA, Inc.(b),(p)
Tranche B2 Term Loan
3-month USD LIBOR + 2.750% 07/01/2022	3.989%	1,778,537	1,780,209
Total			29,437,712
Construction Machinery 0.1%
Doosan Bobcat, Inc.(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 05/18/2024	4.013%	1,072,313	1,074,103
Douglas Dynamics LLC(b),(p)
Term Loan
3-month USD LIBOR + 3.000% 12/31/2021	4.230%	296,985	297,543
DXP Enterprises, Inc.(b),(p),(q)
Tranche B Term Loan
3-month USD LIBOR + 5.500% 08/16/2023	0.000%	800,000	794,000
North American Lifting Holdings, Inc.(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 4.500% 11/27/2020	5.796%	1,432,889	1,332,587

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Vertiv Group Corp.(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 11/30/2023	5.239%	967,672	973,314
Total			4,471,547
Consumer Cyclical Services 0.1%
DTZ US Borrower LLC/AUS Holdco PTY Ltd.(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 11/04/2021	4.564%	1,001,036	1,002,647
IG Investments Holdings LLC(b),(p)
Term Loan
3-month USD LIBOR + 4.000% 10/31/2021	5.296%	303,763	305,534
Weight Watchers International, Inc.(b),(p)
Tranche B2 Term Loan
3-month USD LIBOR + 3.250% 04/02/2020	4.529%	1,340,500	1,309,146
Total			2,617,327
Consumer Products 0.2%
Culligan NewCo Ltd.(b),(p)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 4.000% 12/13/2023	5.229%	572,125	576,061
Nature’s Bounty Co. (The)(b),(p)
Tranche B1 Term Loan
3-month USD LIBOR + 3.500% 05/05/2023	4.796%	1,512,270	1,512,738
Prestige Brands, Inc.(b),(p)
Tranche B4 Term Loan
3-month USD LIBOR + 2.750% 01/26/2024	3.989%	479,012	479,534
Serta Simmons Holdings LLC(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 11/08/2023	4.801%	1,691,500	1,641,601
2nd Lien Term Loan
3-month USD LIBOR + 8.000% 11/08/2024	9.312%	2,868,477	2,766,302
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Steinway Musical Instruments, Inc.(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 09/19/2019	5.061%	994,724	960,734
Varsity Brands Holding Co.(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 12/10/2021	4.732%	587,024	589,960
Total			8,526,930
Diversified Manufacturing 0.4%
Accudyne Industries Borrower SCA/LLC(b),(p),(q)
Term Loan
3-month USD LIBOR + 3.500% 08/18/2024	5.013%	1,000,000	999,690
Allnex & Cy SCA(b),(p)
Tranche B2 Term Loan
3-month USD LIBOR + 4.250% 09/13/2023	4.567%	1,132,092	1,133,507
Tranche B3 Term Loan
3-month USD LIBOR + 4.250% 09/13/2023	4.567%	852,907	853,973
Apex Tool Group LLC(b),(p)
Term Loan
3-month USD LIBOR + 3.250% 01/31/2020	4.500%	1,832,004	1,756,892
Bright Bidco BV(b),(p)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.500% 06/30/2024	5.796%	1,225,000	1,232,656
Culligan NewCo Ltd.(b),(p),(q)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 3.500% 12/13/2023	5.229%	350,000	350,658
Filtration Group Corp.(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 11/23/2020	4.257%	2,069,872	2,076,599
Gardner Denver, Inc.(b),(p),(q)
Tranche B1 Term Loan
3-month USD LIBOR + 2.750% 07/30/2024	4.012%	1,265,180	1,263,447

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2017	29

Portfolio of Investments  (continued)
August 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
LTI Holdings, Inc.(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 4.750% 05/16/2024	5.989%	525,000	521,719
Rexnord LLC(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 08/21/2023	4.049%	1,831,391	1,834,175
Zekelman Industries, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 5.000% 06/14/2021	4.039%	990,025	990,847
Total			13,014,163
Electric 0.3%
AES Corp. (The)(b),(p)
Term Loan
3-month USD LIBOR + 2.000% 05/24/2022	3.317%	623,438	623,437
Astoria Energy LLC(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 12/24/2021	5.240%	1,286,886	1,289,306
Calpine Corp.(b),(p)
Term Loan
3-month USD LIBOR + 2.750% 01/15/2024	4.050%	1,552,804	1,547,229
Eastern Power LLC/Covert Midco LLC/TPF II LC LLC(b),(p)
Term Loan
3-month USD LIBOR + 4.000% 10/02/2023	4.989%	1,431,969	1,433,530
Energy Future Intermediate Holding Co. LLC(b),(p),(r)
Debtor in Posession Term Loan
3-month USD LIBOR + 3.000% 06/30/2018	4.234%	1,325,000	1,330,300
MRP Generation Holdings, LLC(b),(c),(p)
Term Loan
3-month USD LIBOR + 7.000% 10/18/2022	8.296%	2,012,549	1,861,608
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Vistra Operations Co. LLC(b),(p)
Term Loan
3-month USD LIBOR + 4.000% 08/04/2023	3.987%	384,852	384,798
3-month USD LIBOR + 3.250% 12/14/2023	3.979%	1,293,500	1,295,350
Tranche C Term Loan
3-month USD LIBOR + 4.000% 08/04/2023	3.982%	88,214	88,202
Viva Alamo LLC(b),(c),(p)
Term Loan
3-month USD LIBOR + 4.250% 02/22/2021	5.567%	991,925	939,849
WG Partners Acquisition LLC(b),(c),(p)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 11/15/2023	5.296%	611,311	612,839
Total			11,406,448
Environmental 0.1%
Advanced Disposal Services, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 2.750% 11/10/2023	3.952%	1,093,301	1,098,254
STI Infrastructure SARL(b),(c),(p)
Term Loan
3-month USD LIBOR + 5.250% 08/22/2020	6.546%	3,032,719	2,896,246
Total			3,994,500
Finance Companies 0.0%
FinCo I LLC(b),(p)
Term Loan
3-month USD LIBOR + 2.750% 12/30/1899	1.375%	1,525,000	1,537,200
Food and Beverage 0.2%
Blue Buffalo Pet Products, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 2.000% 05/27/2024	3.234%	1,400,000	1,403,500

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Dole Food Co., Inc.(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 3.000% 04/06/2024	4.001%	650,000	651,222
Hostess Brands LLC(b),(p)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 2.500% 08/03/2022	3.739%	395,010	395,899
JBS USA Lux SA(b),(p)
Term Loan
3-month USD LIBOR + 2.500% 10/30/2022	3.804%	1,396,500	1,379,630
Pinnacle Foods Finance LLC(b),(p)
Term Loan
3-month USD LIBOR + 2.000% 02/02/2024	3.232%	1,467,625	1,470,751
US Foods, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 3.250% 06/27/2023	3.989%	1,476,214	1,480,805
Total			6,781,807
Gaming 0.3%
Affinity Gaming(b),(p)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 01/31/2025	9.526%	1,525,000	1,542,156
Amaya Holdings BV(b),(p)
Tranche B3 1st Lien Term Loan
3-month USD LIBOR + 3.500% 08/01/2021	4.796%	1,957,537	1,961,981
CBAC Borrower LLC(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 07/08/2024	5.239%	1,075,000	1,079,483
Las Vegas Sands LLC(b),(p)
Term Loan
3-month USD LIBOR + 2.000% 03/29/2024	3.240%	982,341	984,188
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Mohegan Tribal Gaming Authority(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 4.500% 10/13/2023	5.239%	1,042,125	1,051,244
MotorCity Casino Hotel(b),(p)
Term Loan
3-month USD LIBOR + 3.500% 08/06/2021	3.989%	279,467	279,992
Penn National Gaming, Inc.(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 01/19/2024	3.796%	498,750	500,266
Scientific Games International, Inc.(b),(p)
Tranche B4 Term Loan
3-month USD LIBOR + 3.500% 08/14/2024	4.512%	2,625,000	2,642,719
Seminole Tribe of Florida(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 07/08/2024	3.456%	575,000	576,345
Yonkers Racing Corp.(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 05/31/2024	4.490%	1,225,000	1,225,000
Total			11,843,374
Health Care 0.5%
Air Methods Corp.(b),(p)
Term Loan
3-month USD LIBOR + 3.500% 04/22/2024	4.796%	663,822	644,737
Alliance HealthCare Services, Inc.(b),(c),(p)
Term Loan
3-month USD LIBOR + 3.250% 06/03/2019	4.533%	743,859	740,139
Change Healthcare Holdings, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 2.750% 03/01/2024	3.989%	1,271,813	1,271,177

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2017	31

Portfolio of Investments  (continued)
August 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
CHS/Community Health Systems, Inc.(b),(p)
Tranche G Term Loan
3-month USD LIBOR + 2.750% 12/31/2019	4.067%	338,445	337,443
Tranche H Term Loan
3-month USD LIBOR + 3.000% 01/27/2021	4.317%	440,798	438,383
Envision Healthcare Corp.(b),(p)
Term Loan
3-month USD LIBOR + 3.000% 12/01/2023	4.300%	1,492,500	1,502,574
HC Group Holdings III, Inc.(b),(c),(p)
1st Lien Term Loan
3-month USD LIBOR + 5.000% 04/07/2022	6.317%	992,405	997,367
IASIS Healthcare LLC(b),(p)
Tranche B3 Term Loan
3-month USD LIBOR + 4.000% 02/17/2021	5.296%	1,420,361	1,423,557
INC Research Holdings, Inc.(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 08/01/2024	3.489%	1,000,000	1,000,540
Jaguar Holding Co. I LLC(b),(p)
Term Loan
3-month USD LIBOR + 2.750% 08/18/2022	4.019%	1,274,000	1,276,650
Kindred Healthcare, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 3.250% 04/09/2021	4.813%	487,442	485,766
MPH Acquisition Holdings LLC(b),(p)
Term Loan
3-month USD LIBOR + 3.000% 06/07/2023	4.296%	409,150	410,598
National Mentor Holdings, Inc.(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 01/31/2021	4.296%	982,234	987,764
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Nautilus Power, LLC(b),(p)
Term Loan
3-month USD LIBOR + 4.500% 05/16/2024	5.739%	925,000	929,625
Onex Carestream Finance LP(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 06/07/2019	5.267%	1,656,984	1,653,620
Ortho-Clinical Diagnostics Holdings SARL(b),(p)
Term Loan
3-month USD LIBOR + 3.750% 06/30/2021	5.046%	1,875,373	1,878,861
Sterigenics-Nordion Holdings LLC(b),(p)
Term Loan
3-month USD LIBOR + 3.000% 05/15/2022	4.239%	992,462	991,222
Team Health Holdings, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 2.750% 02/06/2024	3.989%	498,750	491,892
Total			17,461,915
Healthcare REIT 0.0%
Quality Care Properties, Inc.(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 5.250% 10/31/2022	6.489%	497,500	498,331
Independent Energy 0.1%
Chesapeake Energy Corp.(b),(p)
Tranche A Term Loan
3-month USD LIBOR + 7.500% 08/23/2021	8.814%	2,040,142	2,165,957
Leisure 0.2%
24 Hour Fitness Worldwide, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 3.750% 05/28/2021	5.046%	703,250	701,056
Constellation Merger Sub(b),(p),(q)
Term Loan
3-month USD LIBOR + 3.250% 09/13/2024	4.565%	1,650,000	1,638,994

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Delta 2 SARL(b),(p)
Tranche B3 Term Loan
3-month USD LIBOR + 3.750% 02/01/2024	4.489%	1,250,000	1,257,287
Life Time Fitness, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 3.000% 06/10/2022	4.317%	318,524	319,095
UFC Holdings LLC(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 08/18/2023	4.490%	1,092,994	1,095,726
William Morris Endeavor Entertainment LLC/IMG Worldwide Holdings, LLC(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 05/06/2021	4.490%	1,370,401	1,375,883
2nd Lien Term Loan
3-month USD LIBOR + 7.250% 05/06/2022	8.489%	166,667	168,542
Total			6,556,583
Lodging 0.1%
CityCenter Holdings LLC(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 04/18/2024	3.734%	825,000	826,237
Hilton Worldwide Finance LLC(b),(p)
Tranche B2 Term Loan
3-month USD LIBOR + 2.500% 10/25/2023	3.234%	1,990,000	1,995,930
RHP Hotel Properties LP(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 05/11/2024	3.560%	598,500	601,493
Total			3,423,660
Media and Entertainment 0.4%
Cengage Learning, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 4.250% 06/07/2023	5.481%	413,801	383,974
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Cumulus Media Holdings, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 3.250% 12/23/2020	4.490%	954,895	780,627
Emerald Expositions Holding, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 3.000% 05/22/2024	4.296%	725,000	730,437
Getty Images, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 3.500% 10/18/2019	4.796%	1,910,000	1,649,457
Hubbard Radio LLC(b),(p)
Term Loan
3-month USD LIBOR + 3.250% 05/27/2022	4.490%	829,566	829,051
iHeartCommunications, Inc.(b),(p)
Tranche D Term Loan
3-month USD LIBOR + 6.750% 01/30/2019	7.989%	1,128,407	902,726
Ion Media Networks, Inc.(b),(p)
Tranche B3 Term Loan
3-month USD LIBOR + 3.000% 12/18/2020	4.260%	836,322	837,368
Learfield Communications(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 12/01/2023	4.490%	597,000	599,615
Lions Gate Entertainment Corp.(b),(c),(p)
Tranche A Term Loan
3-month USD LIBOR + 2.500% 12/08/2021	3.239%	268,125	267,790
Lions Gate Entertainment Corp.(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 3.000% 12/08/2023	4.239%	308,438	310,751
Mission Broadcasting, Inc.(b),(p)
Tranche B2 Term Loan
3-month USD LIBOR + 2.500% 01/17/2024	3.737%	54,684	54,753

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2017	33

Portfolio of Investments  (continued)
August 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Nexstar Broadcasting, Inc.(b),(p)
Tranche B2 Term Loan
3-month USD LIBOR + 2.500% 01/17/2024	3.737%	440,362	440,913
Nielsen Finance LLC(b),(p)
Tranche B4 Term Loan
3-month USD LIBOR + 2.000% 10/04/2023	3.229%	719,572	719,485
Radio One, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 4.000% 04/18/2023	5.300%	1,446,375	1,421,063
Tribune Media Co.(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 3.000% 12/27/2020	4.239%	60,422	60,498
Tranche C Term Loan
3-month USD LIBOR + 3.000% 01/26/2024	4.239%	836,735	838,132
UFC Holdings LLC(b),(p)
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 08/18/2024	8.736%	678,000	690,712
Univision Communications, Inc.(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 2.750% 03/15/2024	3.989%	2,044,131	2,026,879
Total			13,544,231
Metals and Mining 0.0%
Noranda Aluminum Acquisition Corp.(k),(p)
Tranche B Term Loan
02/28/2019	0.000%	146,029	4,381
Midstream 0.0%
Energy Transfer Equity LP(b),(p)
Term Loan
3-month USD LIBOR + 2.750% 02/02/2024	3.981%	200,000	200,182
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Oil Field Services 0.0%
Fieldwood Energy LLC(b),(c),(p)
1st Lien Term Loan
3-month USD LIBOR + 7.125% 09/30/2020	8.421%	372,536	264,500
Term Loan
3-month USD LIBOR + 7.000% 08/31/2020	8.296%	275,952	253,876
Fieldwood Energy LLC(b),(p)
2nd Lien Term Loan
3-month USD LIBOR + 7.125% 09/30/2020	8.421%	627,464	266,673
MRC Global (US), Inc.(b),(p)
Term Loan
3-month USD LIBOR + 4.000% 11/08/2019	5.239%	985,820	992,287
Total			1,777,336
Other Industry 0.1%
Generac Power Systems, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 2.250% 05/31/2023	3.549%	1,000,000	1,001,250
Harland Clarke Holdings Corp.(b),(p)
Tranche B6 Term Loan
3-month USD LIBOR + 5.500% 02/09/2022	6.796%	1,547,777	1,552,297
Husky Injection Molding Systems Ltd.(b),(p)
Term Loan
3-month USD LIBOR + 3.250% 06/30/2021	4.489%	911,165	914,581
Uber Technologies, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 4.000% 07/13/2023	5.236%	2,037,112	2,032,651
Total			5,500,779
Other REIT 0.0%
Lightstone Holdco LLC(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 4.500% 01/30/2024	5.739%	1,860,725	1,847,830

The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Tranche C Term Loan
3-month USD LIBOR + 4.500% 01/30/2024	5.739%	115,942	115,138
Total			1,962,968
Other Utility 0.0%
EWT Holdings III Corp.(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 01/15/2021	5.046%	950,305	959,808
Packaging 0.5%
Anchor Glass Container Corp.(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 2.750% 12/07/2023	4.032%	1,343,250	1,345,346
Berry Global, Inc.(b),(p)
Tranche N Term Loan
3-month USD LIBOR + 2.250% 01/19/2024	3.481%	2,992,500	2,991,752
BWAY Holding Co.(b),(p)
Term Loan
3-month USD LIBOR + 3.250% 04/03/2024	4.481%	1,325,000	1,325,411
Consolidated Container Co. LLC(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 05/22/2024	4.739%	450,000	452,250
Coveris Holdings SA(b),(p)
Tranche B1 Term Loan
3-month USD LIBOR + 4.250% 06/29/2022	5.546%	1,469,543	1,457,302
Novolex (b),(p)
Term Loan
3-month USD LIBOR + 3.250% 12/29/2023	4.299%	1,770,563	1,767,021
Packaging Coordinators Midco, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 4.000% 06/30/2023	5.300%	445,500	443,273
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Pregis Holding I Corp.(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 05/20/2021	4.796%	1,350,090	1,346,714
Printpack Holdings, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 4.000% 07/26/2023	4.250%	766,067	768,939
ProAmpac PG Borrower LLC(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 11/20/2023	5.275%	995,000	1,005,577
2nd Lien Term Loan
3-month USD LIBOR + 8.500% 11/18/2024	9.816%	700,000	710,941
Ranpak Corp.(b),(p)
Tranche B1 Term Loan
3-month USD LIBOR + 3.250% 10/01/2021	4.489%	1,822,771	1,822,771
Reynolds Group Holdings, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 3.000% 02/05/2023	4.239%	1,016,436	1,016,924
SIG Combibloc Holdings SCA(b),(p)
Term Loan
3-month USD LIBOR + 3.000% 03/11/2022	4.239%	963,379	966,992
Tricorbraun Holdings, Inc.(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 11/30/2023	5.046%	407,045	409,284
Tricorbraun Holdings, Inc.(b),(d),(p),(s)
Delayed Draw 1st Lien Term Loan
3-month USD LIBOR + 3.750% 11/30/2023	3.750%	40,909	41,134
Twist Beauty International Holdings SA(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 04/22/2024	5.163%	1,000,000	998,130
Total			18,869,761

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2017	35

Portfolio of Investments  (continued)
August 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Paper 0.0%
Caraustar Industries, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 5.500% 03/14/2022	6.796%	872,812	863,212
Pharmaceuticals 0.2%
Atrium Innovations, Inc.(b),(c),(p)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 3.250% 02/15/2021	4.796%	947,793	952,532
Endo Finance Co. I SARL(b),(p)
Term Loan
3-month USD LIBOR + 4.250% 04/29/2024	5.500%	725,000	729,756
Grifols Worldwide Operations Ltd.(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 01/31/2025	3.452%	1,246,875	1,248,209
RPI Finance Trust(b),(p)
Tranche B6 Term Loan
3-month USD LIBOR + 2.000% 03/27/2023	3.296%	1,990,000	1,997,144
Valeant Pharmaceuticals International, Inc.(b),(p)
Tranche B-F Term Loan
3-month USD LIBOR + 3.250% 04/01/2022	5.990%	761,972	774,674
Total			5,702,315
Property & Casualty 0.1%
Alliant Holdings Intermediate LLC(b),(p)
Term Loan
3-month USD LIBOR + 3.500% 08/12/2022	4.564%	392,004	391,694
Asurion LLC(b),(p)
Tranche B4 Term Loan
3-month USD LIBOR + 2.750% 08/04/2022	3.989%	262,426	263,000
Tranche B5 Term Loan
3-month USD LIBOR + 3.000% 11/03/2023	4.239%	425,853	427,450
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
HUB International Ltd.(b),(p)
Term Loan
3-month USD LIBOR + 3.000% 10/02/2020	4.312%	1,581,712	1,586,426
USI, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 3.000% 05/16/2024	4.314%	775,000	770,319
Total			3,438,889
Restaurants 0.1%
Burger King/Tim Hortons(b),(p)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 02/16/2024	3.511%	1,985,762	1,978,931
P.F. Chang’s China Bistro, Inc.(b),(p),(q)
Tranche B Term Loan
3-month USD LIBOR + 5.000% 08/18/2022	0.000%	1,025,000	994,250
Yum! Brands, Inc.(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 06/16/2023	3.228%	1,990,000	1,998,179
Total			4,971,360
Retailers 0.5%
Academy Ltd.(b),(p)
Term Loan
3-month USD LIBOR + 4.000% 07/01/2022	5.242%	997,305	664,205
Bass Pro Group LLC(b),(p)
Term Loan
3-month USD LIBOR + 3.250% 06/05/2020	4.479%	1,560,392	1,551,295
3-month USD LIBOR + 5.000% 12/15/2023	6.296%	1,000,000	945,630
Belk, Inc.(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 4.750% 12/12/2022	6.054%	544,274	441,313

The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
BJ’s Wholesale Club, Inc.(b),(p)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.750% 02/03/2024	4.968%	922,688	887,755
Burlington Coat Factory Warehouse Corp.(b),(p)
Tranche B4 Term Loan
3-month USD LIBOR + 2.750% 08/13/2021	3.980%	2,000,000	2,005,000
David’s Bridal, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 3.750% 10/11/2019	5.300%	2,442,188	1,906,445
Dollar Tree, Inc.(p)
Tranche B2 Term Loan
07/06/2022	4.250%	250,000	252,813
General Nutrition Centers, Inc.(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 03/04/2019	3.740%	964,208	909,171
Harbor Freight Tools USA, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 3.250% 08/18/2023	4.489%	1,965,000	1,971,642
Hudson’s Bay Co.(b),(p)
Term Loan
3-month USD LIBOR + 3.750% 09/30/2022	4.546%	476,728	457,659
J. Crew Group, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 3.000% 03/05/2021	4.491%	1,783,214	1,007,516
JC Penney Corp., Inc.(b),(p)
Term Loan
3-month USD LIBOR + 4.250% 06/23/2023	5.568%	780,000	767,653
Neiman Marcus Group, Inc. (The)(b),(p)
Term Loan
3-month USD LIBOR + 3.250% 10/25/2020	4.481%	992,754	729,446
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
PetSmart, Inc.(b),(p)
Tranche B2 Term Loan
3-month USD LIBOR + 3.000% 03/11/2022	4.240%	735,600	645,952
Rite Aid Corp.(b),(p)
Tranche 1 2nd Lien Term Loan
3-month USD LIBOR + 4.750% 08/21/2020	5.990%	1,050,000	1,057,875
Tranche 2 2nd Lien Term Loan
3-month USD LIBOR + 3.875% 06/21/2021	5.115%	325,000	326,219
Sports Authority, Inc. (The)(k),(p)
Tranche B Term Loan
11/16/2017	0.000%	619,565	25,817
Staples, Inc.(b),(p),(q)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 08/15/2024	0.000%	1,275,000	1,268,332
Total			17,821,738
Supermarkets 0.1%
Albertson’s LLC(b),(p)
Tranche B4 Term Loan
3-month USD LIBOR + 2.750% 08/25/2021	3.989%	984,320	954,436
Tranche B6 Term Loan
3-month USD LIBOR + 3.000% 06/22/2023	4.317%	1,418,660	1,377,278
SUPERVALU, Inc.(b),(p)
Delayed Draw Term Loan
3-month USD LIBOR + 3.500% 06/08/2024	4.739%	346,008	333,610
Term Loan
3-month USD LIBOR + 3.500% 06/08/2024	4.739%	576,679	556,017
Total			3,221,341
Technology 0.9%
Ancestry.com Operations, Inc.(b),(p)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 10/19/2024	9.490%	603,537	610,327

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2017	37

Portfolio of Investments  (continued)
August 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Applied Systems, Inc.(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 01/25/2021	4.546%	1,057,356	1,063,964
Ascend Learning LLC(b),(p),(q)
Term Loan
3-month USD LIBOR + 3.250% 07/12/2024	0.000%	296,000	296,986
BMC Foreign Holding Co. Unlimited Co.(b),(p)
Tranche B1 Term Loan
3-month USD LIBOR + 4.000% 09/10/2022	5.296%	968,217	964,586
Cirque Du Soleil, Inc.(b),(p)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 07/10/2023	9.546%	1,000,000	998,750
Dell International LLC(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 09/07/2023	3.740%	1,542,250	1,547,972
First Data Corp.(b),(p)
Term Loan
3-month USD LIBOR + 2.250% 07/08/2022	3.486%	962,001	960,799
Genesys Telecommunications Laboratories, Inc.(b),(p),(q)
Tranche B2 Term Loan
3-month USD LIBOR + 3.750% 12/01/2023	5.007%	666,375	669,827
Go Daddy Operating Co. LLC(b),(p)
Term Loan
3-month USD LIBOR + 2.500% 02/15/2024	3.739%	3,344,229	3,349,814
Hyland Software, Inc.(b),(p)
Tranche 1 1st Lien Term Loan
3-month USD LIBOR + 3.250% 07/01/2022	4.489%	1,000,000	1,007,500
Infor US, Inc.(b),(p)
Tranche B6 Term Loan
3-month USD LIBOR + 2.750% 02/01/2022	4.046%	905,804	902,896
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Informatica Corp.(b),(p)
Term Loan
3-month USD LIBOR + 3.500% 08/05/2022	4.796%	982,478	983,097
Information Resources, Inc.(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 01/18/2024	5.486%	1,371,562	1,380,135
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 01/20/2025	9.486%	375,000	373,594
Kronos, Inc.(b),(p)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 11/01/2024	9.561%	957,000	988,102
MA FinanceCo LLC(b),(p)
Tranche B2 Term Loan
3-month USD LIBOR + 2.500% 11/19/2021	3.811%	367,563	366,735
Tranche B3 Term Loan
3-month USD LIBOR + 2.750% 06/21/2024	3.981%	284,673	284,318
MacDonald, Dettwiler and Associates Ltd.(b),(p),(q)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 07/05/2024	0.000%	1,000,000	995,250
Microsemi Corp.(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 01/15/2023	3.553%	546,106	547,018
Misys Ltd.(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 06/13/2024	4.817%	725,000	728,081
2nd Lien Term Loan
3-month USD LIBOR + 7.250% 06/13/2025	8.567%	374,090	380,345

The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Oberthur Technologies Holding SAS(b),(p),(q)
Tranche B1 Term Loan
3-month USD LIBOR + 3.750% 01/10/2024	5.046%	1,349,125	1,326,635
ON Semiconductor Corp.(b),(p)
Term Loan
3-month USD LIBOR + 2.250% 03/31/2023	3.489%	714,542	716,528
Rackspace Hosting, Inc.(b),(p)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.000% 11/03/2023	4.310%	448,875	449,248
Riverbed Technology, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 4.000% 04/24/2022	4.490%	1,673,412	1,622,858
Sabre GLBL, Inc.(b),(p)
Tranche B1 Term Loan
3-month USD LIBOR + 2.250% 02/22/2024	3.486%	1,143,062	1,146,994
SCS Holdings I, Inc.(b),(p)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.250% 10/30/2022	5.489%	324,158	326,048
Seattle SpinCo, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 2.750% 06/21/2024	4.030%	1,665,327	1,663,245
Synchronoss Technologies, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 2.750% 01/19/2024	5.757%	673,312	663,213
Tempo Acquisition, LLC(b),(p)
Term Loan
3-month USD LIBOR + 3.000% 05/01/2024	4.237%	950,000	952,850
Tessera Holdings Corp.(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 3.250% 12/01/2023	4.489%	373,125	377,091
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Verint Systems, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 2.250% 06/28/2024	3.561%	1,097,250	1,098,622
Veritas US, Inc.(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 4.500% 01/27/2023	5.796%	1,239,751	1,248,528
Zebra Technologies Corp.(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 10/27/2021	3.314%	689,268	688,358
Total			31,680,314
Wireless 0.2%
Cellular South, Inc.(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 05/17/2024	3.546%	2,395,000	2,395,000
Numericable US LLC(b),(p)
Tranche B11 Term Loan
3-month USD LIBOR + 2.750% 07/31/2025	4.061%	997,500	991,764
Sprint Communications, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 2.500% 02/02/2024	3.750%	2,817,937	2,817,938
Switch Ltd.(b),(p)
Term Loan
3-month USD LIBOR + 2.750% 06/27/2024	3.984%	575,000	578,237
Total			6,782,939
Wirelines 0.1%
CenturyLink, Inc.(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 01/31/2025	2.750%	325,000	317,824
Level 3 Financing, Inc.(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 02/22/2024	3.485%	1,250,000	1,248,825

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2017	39

Portfolio of Investments  (continued)
August 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Windstream Services LLC(b),(p)
Tranche B6 Term Loan
3-month USD LIBOR + 4.000% 03/29/2021	5.230%	1,243,734	1,133,664
Total			2,700,313
Total Senior Loans (Cost $275,080,638)			271,389,234

Options Purchased Calls 0.1%
Value ($)
(Cost $3,845,400)	4,639,072

Options Purchased Puts 0.1%
Value ($)
(Cost $3,736,500)	2,090,819

Money Market Funds 6.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.146%(t),(u)	237,155,963	237,155,963
Total Money Market Funds (Cost $237,157,524)		237,155,963
Total Investments (Cost: $3,634,609,062)		3,708,472,547
Other Assets & Liabilities, Net		(29,858,887)
Net Assets		3,678,613,660

At August 31, 2017, securities and/or cash totaling $39,232,670 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
4,336,000,000 HUF	16,611,563 USD	Barclays	09/12/2017	—	(277,890)
16,828,640 USD	4,336,000,000 HUF	Barclays	09/12/2017	60,813	—
55,987,000 ILS	15,800,361 USD	BNP Paribas	09/12/2017	175,008	—
11,091,466 USD	39,835,000 ILS	BNP Paribas	09/12/2017	26,043	—
4,511,606 USD	16,152,000 ILS	BNP Paribas	09/12/2017	—	(3,761)
14,847,000 EUR	17,582,337 USD	BNP Paribas	09/19/2017	—	(105,719)
16,300,000 EUR	19,305,068 USD	Credit Suisse	09/19/2017	—	(114,027)
36,738,994 USD	296,088,000 SEK	Credit Suisse	09/19/2017	554,516	—
30,169,000,000 COP	9,984,776 USD	HSBC	09/12/2017	—	(233,977)
68,761,000 BRL	21,626,356 USD	Standard Chartered	09/12/2017	—	(193,671)
Total				816,380	(929,045)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-BTP	638	09/2017	EUR	87,788,494	719,680	—
U.S. Treasury 2-Year Note	708	12/2017	USD	154,625,890	64,993	—
U.S. Treasury 5-Year Note	2,862	12/2017	USD	339,919,940	575,477	—
Total					1,360,150	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bund	(522)	09/2017	EUR	(86,223,892)	—	(203,802)
Euro-Buxl 30-Year	(292)	09/2017	EUR	(49,410,462)	—	(343,486)
Euro-Schatz	(2,852)	09/2017	EUR	(320,270,730)	—	(409,005)
Long Gilt	(1,789)	12/2017	GBP	(231,881,110)	—	(1,497,111)
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(2,513)	12/2017	USD	(320,566,548)	—	(947,778)
U.S. Ultra Bond	(1,558)	12/2017	USD	(267,446,716)	—	(1,561,599)
Total					—	(4,962,781)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	75,000,000	75,000,000	2.40	05/2018	1,935,000	2,414,445
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	96,000,000	96,000,000	2.15	08/2018	1,910,400	2,224,627
Total							3,845,400	4,639,072

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	96,000,000	96,000,000	2.40	08/2018	1,872,000	1,584,797
5-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	165,000,000	165,000,000	2.30	05/2018	1,864,500	506,022
Total							3,736,500	2,090,819

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 1.377%	3-Month USD LIBOR-BBA	Receives Semi annually, Pays Quarterly	Morgan Stanley	11/01/2021	USD	160,000,000	(1,609,322)	21	—	—	(1,609,322)
Fixed rate of 1.335%	3-Month USD LIBOR-BBA	Receives Semi annually, Pays Quarterly	Morgan Stanley	11/09/2021	USD	150,000,000	(1,805,218)	649	—	—	(1,805,218)
Fixed rate of 1.728%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Morgan Stanley	11/17/2021	USD	166,000,000	819,994	720	—	819,994	—
3-Month USD LIBOR	Fixed rate of 2.090%	Receives Quarterly, Pays Semi annually	Morgan Stanley	02/11/2025	USD	183,000,000	(1,893,618)	1,220	—	—	(1,893,618)
Fixed rate of 6.318%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	01/09/2026	MXN	580,000,000	(1,849,992)	—	—	—	(1,849,992)
Fixed rate of 5.985%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	01/21/2026	MXN	211,000,000	(862,710)	1	—	—	(862,710)
3-Month USD LIBOR-BBA	Fixed rate of 1.783%	Receives Quarterly, Pays Semi annually	Morgan Stanley	02/04/2026	USD	19,000,000	330,126	101	—	330,126	—
3-Month USD LIBOR-BBA	Fixed rate of 1.980%	Receives Quarterly, Pays Semi annually	Morgan Stanley	10/21/2046	USD	32,513,120	2,879,095	24	—	2,879,095	—
3-Month USD LIBOR-BBA	Fixed rate of 2.086%	Receives Quarterly, Pays Semi annually	Morgan Stanley	11/09/2046	USD	30,286,624	1,977,039	172	—	1,977,039	—
Total							(2,014,606)	2,908	—	6,006,254	(8,020,860)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2017	41

Portfolio of Investments  (continued)
August 31, 2017
Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 28	Morgan Stanley	06/20/2022	5.000	Quarterly	USD	113,400,000	(2,751,348)	—	(6,634,118)	—	(2,751,348)
Markit iTraxx Europe Crossover Index, Series 25	Morgan Stanley	06/20/2022	5.000	Quarterly	EUR	43,000,000	(2,526,073)	—	(3,977,078)	—	(2,526,073)
Total							(5,277,421)	—	(10,611,196)	—	(5,277,421)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 6 BBB-	Credit Suisse	05/11/2063	3.000	Monthly	6.418	USD	5,000,000	(703,990)	2,916	—	(629,474)	—	(71,600)
Markit CMBX North America Index, Series 6 BBB-	Credit Suisse	05/11/2063	3.000	Monthly	6.418	USD	2,750,000	(387,195)	1,605	—	(296,769)	—	(88,821)
Markit CMBX North America Index, Series 7 BBB-	Credit Suisse	01/17/2047	3.000	Monthly	5.171	USD	10,000,000	(1,090,705)	5,833	—	(1,609,680)	524,808	—
Markit CMBX North America Index, Series 7 BBB-	Credit Suisse	01/17/2047	3.000	Monthly	5.171	USD	12,000,000	(1,308,846)	6,999	—	(1,074,543)	—	(227,304)
Markit CMBX North America Index, Series 10 BBB-	Goldman Sachs International	11/17/2059	3.000	Monthly	4.518	USD	9,500,000	(1,004,503)	5,541	—	(1,087,837)	88,875	—
Markit CMBX North America Index, Series 6 BBB-	Goldman Sachs International	05/11/2063	3.000	Monthly	6.418	USD	7,250,000	(1,020,786)	4,230	—	(867,956)	—	(148,600)
Markit CMBX North America Index, Series 6 BBB-	Goldman Sachs International	05/11/2063	3.000	Monthly	6.418	USD	5,750,000	(809,588)	3,354	—	(598,178)	—	(208,056)
Markit CMBX North America Index, Series 6 BBB-	Goldman Sachs International	05/11/2063	3.000	Monthly	6.418	USD	5,750,000	(809,589)	3,355	—	(510,076)	—	(296,158)
Markit CMBX North America Index, Series 6 BBB-	JPMorgan	05/11/2063	0.000	Monthly	6.418	USD	9,600,000	(1,357,261)	5,601	—	(1,332,041)	—	(19,619)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	4.518	USD	7,000,000	(740,160)	4,083	—	(824,162)	88,085	—
Markit CMBX North America Index, Series 6 BBB-	Morgan Stanley	05/11/2063	3.000	Monthly	6.418	USD	2,900,000	(408,314)	1,691	—	(280,797)	—	(125,826)
Markit CMBX North America Index, Series 6 BBB-	Morgan Stanley	05/11/2063	3.000	Monthly	6.418	USD	5,500,000	(774,389)	3,209	—	(330,883)	—	(440,297)
Total									48,417	—	(9,442,396)	701,768	(1,626,281)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At August 31, 2017, the value of these securities amounted to $1,856,962,364, which represents 50.48% of net assets.
(b)	Variable rate security.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents a security purchased on a when-issued basis.
(e)	Represents shares owned in the residual interest of an asset-backed securitization.
(f)	Zero coupon bond.
(g)	Represents a variable rate security where the coupon rate adjusts periodically using the weighted average coupon of the underlying mortgages.
(h)	Non-income producing investment.
(i)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(j)	Represents a step bond where the coupon rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter.
(k)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2017, the value of these securities amounted to $941,058, which represents 0.03% of net assets.
(l)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2017, the value of these securities amounted to $260, which represents less than 0.01% of net assets.
(m)	Principal and interest may not be guaranteed by the government.
(n)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(o)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(p)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of August 31, 2017. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.
(q)	Represents a security purchased on a forward commitment basis.
(r)	The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.
(s)	At August 31, 2017, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
Tricorbraun Holdings, Inc. Delayed Draw 1st Lien Term Loan 11/30/2023 3.750%	40,909

(t)	The rate shown is the seven-day current annualized yield at August 31, 2017.
(u)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Net change in unrealized appreciation (depreciation) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.146%	170,028,454	1,035,517,306	(968,389,797)	237,155,963	11,756	(1,455)	1,340,693	237,155,963
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
FGIC	Financial Guaranty Insurance Corporation
PIK	Payment In Kind
STRIPS	Separate Trading of Registered Interest and Principal Securities
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2017	43

Portfolio of Investments  (continued)
August 31, 2017
Currency Legend
BRL	Brazilian Real
CAD	Canada Dollar
COP	Colombian Peso
DOP	Dominican Republic Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
ILS	New Israeli Sheqel
MXN	Mexican Peso
PEN	Peruvian New Sol
RUB	Russia Ruble
SEK	Swedish Krona
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
44	Columbia Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Asset-Backed Securities — Non-Agency	—	223,772,363	73,787,675	—	297,560,038
Commercial Mortgage-Backed Securities - Non-Agency	—	132,342,082	—	—	132,342,082
Common Stocks
Consumer Discretionary	183,252	—	59,865	—	243,117
Financials	—	108,279	—	—	108,279
Materials	344,786	109,769	—	—	454,555
Telecommunication Services	14,541	—	—	—	14,541
Utilities	388,073	628,134	—	—	1,016,207
Total Common Stocks	930,652	846,182	59,865	—	1,836,699
Corporate Bonds & Notes	—	1,471,201,598	617,688	—	1,471,819,286
Foreign Government Obligations	—	412,960,458	—	—	412,960,458
Inflation-Indexed Bonds	—	115,164,727	—	—	115,164,727
Residential Mortgage-Backed Securities - Agency	—	172,626,953	—	—	172,626,953
Residential Mortgage-Backed Securities - Non-Agency	—	397,431,558	191,455,658	—	588,887,216
Senior Loans	—	258,630,671	12,758,563	—	271,389,234
Options Purchased Calls	—	4,639,072	—	—	4,639,072
Options Purchased Puts	—	2,090,819	—	—	2,090,819
Money Market Funds	—	—	—	237,155,963	237,155,963
Total Investments	930,652	3,191,706,483	278,679,449	237,155,963	3,708,472,547
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	816,380	—	—	816,380
Futures Contracts	1,360,150	—	—	—	1,360,150
Swap Contracts	—	6,708,022	—	—	6,708,022
Liability
Forward Foreign Currency Exchange Contracts	—	(929,045)	—	—	(929,045)
Futures Contracts	(4,962,781)	—	—	—	(4,962,781)
Swap Contracts	—	(14,924,562)	—	—	(14,924,562)
Total	(2,671,979)	3,183,377,278	278,679,449	237,155,963	3,696,540,711
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between Levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2017	45

Portfolio of Investments  (continued)
August 31, 2017
Fair value measurements  (continued)
Investments in securities	Balance as of 10/31/2016 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 08/31/2017 ($)
Asset-Backed Securities — Non-Agency	38,542,897	—	59	(4,572,691)	51,054,307	(1,391,043)	—	(9,845,854)	73,787,675
Common Stocks	197,643	—	(21,314)	(106,902)	—	(52,395)	165,626	(122,793)	59,865
Corporate Bonds & Notes	573,807	619	—	43,262	—	—	—	—	617,688
Foreign Government Obligations	4,987,010	—	—	—	—	—	—	(4,987,010)	—
Residential Mortgage-Backed Securities — Non-Agency	130,338,169	370,005	146,117	554,489	162,518,706	(50,419,695)	—	(52,052,133)	191,455,658
Senior Loans	13,263,050	100,397	87,005	282,773	4,836,857	(8,365,138)	5,695,277	(3,141,658)	12,758,563
Total	187,902,576	471,021	211,867	(3,799,069)	218,409,870	(60,228,271)	5,860,903	(70,149,448)	278,679,449
(a) Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2017 was $(3,816,967), which is comprised of Asset-Backed Securities — Non-Agency of $(4,572,691), Common Stocks of $(105,762), Corporate Bonds & Notes of $43,262, Residential Mortgage-Backed Securities — Non-Agency of $554,489 and Senior Loans of $263,735.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate bonds, mortgage backed securities and senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for the securities, management considered various factors which may have included, but were not limited to, the closing prices of similar securities from the issuer and quoted bids from market participants.
The accompanying Notes to Financial Statements are an integral part of this statement.
46	Columbia Strategic Income Fund | Annual Report 2017

Statement of Assets and Liabilities
August 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$3,389,869,638
Investments in affiliated issuers, at cost	237,157,524
Investments in options purchased, at cost	7,581,900
Investments in unaffiliated issuers, at value	3,464,586,693
Investments in affiliated issuers, at value	237,155,963
Investments in options purchased, at value	6,729,891
Cash	144,310
Foreign currency (identified cost $27,950)	28,175
Cash collateral held at broker for:
Swap contracts	4,242,000
Margin deposits on:
Futures contracts	18,673,753
Swap contracts	11,311,421
Unrealized appreciation on forward foreign currency exchange contracts	816,380
Unrealized appreciation on swap contracts	701,768
Receivable for:
Investments sold	17,993,738
Investments sold on a delayed delivery basis	725,906
Capital shares sold	9,813,604
Dividends	234,651
Interest	28,994,284
Foreign tax reclaims	87,097
Variation margin for futures contracts	626,119
Variation margin for swap contracts	278,166
Prepaid expenses	23,597
Trustees’ deferred compensation plan	229,138
Total assets	3,803,396,654
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	929,045
Unrealized depreciation on swap contracts	1,626,281
Upfront receipts on swap contracts	9,442,396
Payable for:
Investments purchased	4,878,791
Investments purchased on a delayed delivery basis	101,078,857
Capital shares purchased	3,143,444
Variation margin for futures contracts	1,600,422
Variation margin for swap contracts	1,102,667
Management services fees	56,920
Distribution and/or service fees	16,771
Transfer agent fees	338,886
Plan administration fees	20
Compensation of board members	60,178
Compensation of chief compliance officer	236
Other expenses	278,942
Trustees’ deferred compensation plan	229,138
Total liabilities	124,782,994
Net assets applicable to outstanding capital stock	$3,678,613,660
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2017	47

Statement of Assets and Liabilities  (continued)
August 31, 2017
Represented by
Paid in capital	$3,582,992,795
Undistributed net investment income	13,434,696
Accumulated net realized gain	19,903,626
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	74,717,055
Investments - affiliated issuers	(1,561)
Foreign currency translations	350,894
Forward foreign currency exchange contracts	(112,665)
Futures contracts	(3,602,631)
Options purchased	(852,009)
Swap contracts	(8,216,540)
Total - representing net assets applicable to outstanding capital stock	$3,678,613,660
Class A
Net assets	$1,100,584,962
Shares outstanding	180,766,737
Net asset value per share	$6.09
Maximum offering price per share(a)	$6.39
Class C
Net assets	$334,829,183
Shares outstanding	54,986,142
Net asset value per share	$6.09
Class K
Net assets	$85,935
Shares outstanding	14,352
Net asset value per share	$5.99
Class R
Net assets	$6,442,646
Shares outstanding	1,051,401
Net asset value per share	$6.13
Class R4
Net assets	$99,896,107
Shares outstanding	16,686,534
Net asset value per share	$5.99
Class R5
Net assets	$155,371,587
Shares outstanding	25,913,172
Net asset value per share	$6.00
Class T(b)
Net assets	$10,038
Shares outstanding	1,650
Net asset value per share	$6.08
Maximum offering price per share(c)	$6.24
Class Y
Net assets	$100,172,570
Shares outstanding	16,759,136
Net asset value per share	$5.98
Class Z
Net assets	$1,881,220,632
Shares outstanding	313,928,646
Net asset value per share	$5.99

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75% for Class A.
(b)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(c)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Financial Statements are an integral part of this statement.
48	Columbia Strategic Income Fund | Annual Report 2017

Statement of Operations
	Year Ended August 31, 2017(a)	Year Ended October 31, 2016
Net investment income
Income:
Dividends — unaffiliated issuers	$8,287,696	$38,758
Dividends — affiliated issuers	1,340,693	665,933
Interest	129,393,373	127,978,020
Foreign taxes withheld	(48,588)	(135,224)
Total income	138,973,174	128,547,487
Expenses:
Management services fees	15,719,912	15,389,393
Distribution and/or service fees
Class A	2,848,122	3,993,115
Class B(b)	20,959	68,094
Class C	2,719,573	2,636,196
Class R	24,995	19,497
Class T(c)	21	24
Transfer agent fees
Class A	1,316,629	2,590,489
Class B(b)	2,508	11,225
Class C	308,775	425,817
Class K	41	43
Class R	5,667	6,243
Class R4	65,154	50,086
Class R5	63,102	29,369
Class T(c)	8	17
Class Y	1,807	—
Class Z	1,286,373	1,114,480
Plan administration fees
Class K	174	214
Compensation of board members	69,138	67,946
Custodian fees	127,481	131,573
Printing and postage fees	314,278	307,421
Registration fees	283,506	263,566
Audit fees	53,787	51,965
Legal fees	76,801	71,696
Compensation of chief compliance officer	1,217	1,251
Other	(175,142)	94,193
Total expenses	25,134,886	27,323,913
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	(97,786)
Fees waived by transfer agent
Class K	(4)	—
Class R5	(7,394)	—
Class Y	(1,554)	—
Expense reduction	(3,838)	(3,649)
Total net expenses	25,122,096	27,222,478
Net investment income	113,851,078	101,325,009
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2017	49

Statement of Operations  (continued)
	Year Ended August 31, 2017(a)	Year Ended October 31, 2016
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$20,274,955	$1,101,236
Investments — affiliated issuers	11,756	—
Foreign currency translations	1,498,519	(99,471)
Forward foreign currency exchange contracts	(6,962,792)	(8,384,460)
Futures contracts	(2,966,768)	3,583,757
Options purchased	3,201,750	(2,280,000)
Options contracts written	2,752,975	—
Swap contracts	(5,768,972)	(23,069,633)
Net realized gain (loss)	12,041,423	(29,148,571)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	24,144,481	101,751,281
Investments — affiliated issuers	(1,455)	(106)
Foreign currency translations	283,946	129,491
Forward foreign currency exchange contracts	(269,525)	617,635
Futures contracts	(2,460,937)	(4,303,360)
Options purchased	(1,142,859)	1,141,250
Swap contracts	(3,038,557)	5,846,123
Foreign capital gains tax	36,960	(36,960)
Net change in unrealized appreciation (depreciation)	17,552,054	105,145,354
Net realized and unrealized gain	29,593,477	75,996,783
Net increase in net assets resulting from operations	$143,444,555	$177,321,792

(a)	For the period from November 1, 2016 to August 31, 2017. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
50	Columbia Strategic Income Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended August 31, 2017 (a)	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations
Net investment income	$113,851,078	$101,325,009	$81,817,548
Net realized gain (loss)	12,041,423	(29,148,571)	4,039,766
Net change in unrealized appreciation (depreciation)	17,552,054	105,145,354	(84,511,507)
Net increase in net assets resulting from operations	143,444,555	177,321,792	1,345,807
Distributions to shareholders
Net investment income
Class A	(32,253,534)	(52,011,573)	(56,328,880)
Class B(b)	(44,993)	(176,258)	(426,942)
Class C	(5,585,037)	(6,559,934)	(6,660,428)
Class K	(2,031)	(3,006)	(6,768)
Class R	(125,666)	(113,353)	(76,719)
Class R4	(1,784,601)	(1,079,659)	(488,718)
Class R5	(3,380,935)	(2,035,362)	(351,761)
Class T(c)	(231)	(314)	(415)
Class Y	(568,568)	(429,162)	(178,689)
Class Z	(35,240,382)	(24,493,759)	(24,659,843)
Net realized gains
Class A	—	—	(20,888,229)
Class B(b)	—	—	(244,113)
Class C	—	—	(3,011,720)
Class K	—	—	(2,576)
Class R	—	—	(23,273)
Class R4	—	—	(107,555)
Class R5	—	—	(89,286)
Class T(c)	—	—	(164)
Class Y	—	—	(27,589)
Class Z	—	—	(10,389,836)
Total distributions to shareholders	(78,985,978)	(86,902,380)	(123,963,504)
Increase in net assets from capital stock activity	439,268,981	775,776,495	237,775,190
Total increase in net assets	503,727,558	866,195,907	115,157,493
Net assets at beginning of year	3,174,886,102	2,308,690,195	2,193,532,702
Net assets at end of year	$3,678,613,660	$3,174,886,102	$2,308,690,195
Undistributed net investment income	$13,434,696	$1,044,653	$5,999,749

(a)	For the period from November 1, 2016 to August 31, 2017. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2017	51

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended		Year Ended
	August 31, 2017 (a)		October 31, 2016		October 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(b)
Subscriptions (c)	65,505,955	391,489,911	116,785,483	675,723,346	84,974,597	502,761,926
Distributions reinvested	5,073,556	30,238,572	8,440,437	48,688,323	12,102,913	70,936,223
Redemptions	(186,149,836)	(1,106,962,799)	(81,299,032)	(469,359,257)	(59,103,690)	(350,817,597)
Net increase (decrease)	(115,570,325)	(685,234,316)	43,926,888	255,052,412	37,973,820	222,880,552
Class B(b)
Subscriptions	14,935	89,225	70,969	409,109	119,968	710,706
Distributions reinvested	6,156	36,484	23,834	136,589	91,682	536,107
Redemptions (c)	(847,190)	(5,076,450)	(826,574)	(4,769,547)	(1,296,696)	(7,694,888)
Net decrease	(826,099)	(4,950,741)	(731,771)	(4,223,849)	(1,085,046)	(6,448,075)
Class C
Subscriptions	14,114,450	84,502,366	22,508,267	130,730,626	13,475,323	79,522,045
Distributions reinvested	838,077	5,007,074	958,696	5,531,198	1,321,429	7,737,129
Redemptions	(12,920,506)	(77,450,379)	(8,471,609)	(49,119,840)	(7,313,925)	(43,349,157)
Net increase	2,032,021	12,059,061	14,995,354	87,141,984	7,482,827	43,910,017
Class K
Distributions reinvested	304	1,789	471	2,673	1,513	8,740
Redemptions	—	—	(12,999)	(73,447)	(750)	(4,411)
Net increase (decrease)	304	1,789	(12,528)	(70,774)	763	4,329
Class R
Subscriptions	679,723	4,098,076	657,958	3,849,456	261,629	1,565,927
Distributions reinvested	15,120	90,990	13,642	79,332	15,478	91,228
Redemptions	(589,584)	(3,553,720)	(144,203)	(847,267)	(122,818)	(731,144)
Net increase	105,259	635,346	527,397	3,081,521	154,289	926,011
Class R4
Subscriptions	10,344,320	61,170,118	8,100,635	46,580,937	3,255,604	18,930,651
Distributions reinvested	302,635	1,783,215	188,910	1,079,316	91,959	530,126
Redemptions	(3,057,053)	(17,968,120)	(2,462,481)	(14,059,309)	(1,019,615)	(5,889,927)
Net increase	7,589,902	44,985,213	5,827,064	33,600,944	2,327,948	13,570,850
Class R5
Subscriptions	14,271,742	84,108,174	17,074,109	97,770,835	1,926,247	11,280,662
Distributions reinvested	573,232	3,378,777	352,567	2,029,968	75,700	437,568
Redemptions	(6,471,882)	(38,071,185)	(2,029,791)	(11,675,518)	(552,583)	(3,233,750)
Net increase	8,373,092	49,415,766	15,396,885	88,125,285	1,449,364	8,484,480
Class Y
Subscriptions	15,316,189	91,323,531	1,311,521	7,448,398	1,657,870	9,520,309
Distributions reinvested	64,287	377,991	75,667	428,016	35,820	205,182
Redemptions	(434,951)	(2,565,657)	(1,454,095)	(8,338,628)	(75,475)	(429,032)
Net increase (decrease)	14,945,525	89,135,865	(66,907)	(462,214)	1,618,215	9,296,459
Class Z
Subscriptions	253,036,382	1,487,603,132	118,272,882	675,059,092	50,637,205	294,144,453
Distributions reinvested	4,957,658	29,267,700	2,860,008	16,316,983	1,966,899	11,347,117
Redemptions	(98,930,646)	(583,649,834)	(67,032,087)	(377,844,889)	(61,741,742)	(360,341,003)
Net increase (decrease)	159,063,394	933,220,998	54,100,803	313,531,186	(9,137,638)	(54,849,433)
Total net increase	75,713,073	439,268,981	133,963,185	775,776,495	40,784,542	237,775,190

(a)	For the period from November 1, 2016 to August 31, 2017. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.
52	Columbia Strategic Income Fund | Annual Report 2017

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Columbia Strategic Income Fund | Annual Report 2017	53

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
08/31/2017 (c)	$5.97	0.20	0.06	0.26	(0.14)	—
10/31/2016	$5.79	0.22	0.15	0.37	(0.19)	—
10/31/2015	$6.13	0.23	(0.22)	0.01	(0.25)	(0.10)
10/31/2014	$6.27	0.25	0.03	0.28	(0.25)	(0.17)
10/31/2013	$6.41	0.26	(0.13)	0.13	(0.25)	(0.02)
10/31/2012 (g)	$6.11	0.11	0.30	0.41	(0.11)	—
05/31/2012	$6.16	0.30	(0.04)	0.26	(0.31)	—
Class C
08/31/2017 (c)	$5.97	0.17	0.05	0.22	(0.10)	—
10/31/2016	$5.79	0.18	0.15	0.33	(0.15)	—
10/31/2015	$6.13	0.19	(0.22)	(0.03)	(0.21)	(0.10)
10/31/2014	$6.27	0.22	0.02	0.24	(0.21)	(0.17)
10/31/2013	$6.41	0.22	(0.13)	0.09	(0.21)	(0.02)
10/31/2012 (g)	$6.11	0.09	0.30	0.39	(0.09)	—
05/31/2012	$6.17	0.26	(0.04)	0.22	(0.28)	—
Class K
08/31/2017 (c)	$5.88	0.20	0.05	0.25	(0.14)	—
10/31/2016	$5.70	0.22	0.16	0.38	(0.20)	—
10/31/2015	$6.04	0.24	(0.22)	0.02	(0.26)	(0.10)
10/31/2014	$6.18	0.26	0.02	0.28	(0.25)	(0.17)
10/31/2013	$6.33	0.26	(0.14)	0.12	(0.25)	(0.02)
10/31/2012 (g)	$6.04	0.11	0.29	0.40	(0.11)	—
05/31/2012	$6.09	0.30	(0.03)	0.27	(0.32)	—
Class R
08/31/2017 (c)	$6.01	0.19	0.06	0.25	(0.13)	—
10/31/2016	$5.82	0.21	0.16	0.37	(0.18)	—
10/31/2015	$6.16	0.22	(0.22)	0.00 (h)	(0.24)	(0.10)
10/31/2014	$6.30	0.24	0.02	0.26	(0.23)	(0.17)
10/31/2013	$6.44	0.25	(0.14)	0.11	(0.23)	(0.02)
10/31/2012 (g)	$6.14	0.10	0.30	0.40	(0.10)	—
05/31/2012	$6.19	0.27	(0.02)	0.25	(0.30)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
54	Columbia Strategic Income Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total Return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.14)	$6.09	4.42%	0.95% (d),(e)	0.95% (d),(e),(f)	4.00% (d)	110%	$1,100,585
(0.19)	$5.97	6.57%	1.03%	1.02% (f)	3.81%	168%	$1,770,085
(0.35)	$5.79	0.25%	1.06%	1.03% (f)	3.94%	169%	$1,461,248
(0.42)	$6.13	4.64%	1.04%	1.04% (f)	4.14%	124%	$1,313,683
(0.27)	$6.27	2.01%	1.03%	1.03% (f)	4.10%	113%	$1,303,812
(0.11)	$6.41	6.72%	1.02% (d)	1.02% (d),(f)	4.11% (d)	48%	$1,492,620
(0.31)	$6.11	4.44%	1.03%	1.02% (f)	4.89%	83%	$1,365,605

(0.10)	$6.09	3.78%	1.71% (d),(e)	1.71% (d),(e),(f)	3.33% (d)	110%	$334,829
(0.15)	$5.97	5.78%	1.78%	1.77% (f)	3.05%	168%	$316,346
(0.31)	$5.79	(0.49%)	1.81%	1.78% (f)	3.19%	169%	$219,782
(0.38)	$6.13	4.00%	1.79%	1.66% (f)	3.52%	124%	$186,746
(0.23)	$6.27	1.40%	1.78%	1.63% (f)	3.50%	113%	$221,063
(0.09)	$6.41	6.45%	1.77% (d)	1.62% (d),(f)	3.51% (d)	48%	$263,736
(0.28)	$6.11	3.64%	1.78%	1.62% (f)	4.28%	83%	$234,351

(0.14)	$5.99	4.38%	0.90% (d),(e)	0.90% (d),(e)	4.14% (d)	110%	$86
(0.20)	$5.88	6.81%	0.91%	0.91%	3.90%	168%	$83
(0.36)	$5.70	0.37%	0.92%	0.92%	4.05%	169%	$152
(0.42)	$6.04	4.83%	0.92%	0.92%	4.27%	124%	$156
(0.27)	$6.18	1.99%	0.91%	0.91%	4.22%	113%	$172
(0.11)	$6.33	6.68%	0.91% (d)	0.91% (d),(f)	4.22% (d)	48%	$182
(0.32)	$6.04	4.59%	0.90%	0.90% (f)	5.00%	83%	$219

(0.13)	$6.13	4.18%	1.21% (d),(e)	1.21% (d),(e),(f)	3.83% (d)	110%	$6,443
(0.18)	$6.01	6.45%	1.28%	1.27% (f)	3.54%	168%	$5,687
(0.34)	$5.82	0.00% (h)	1.31%	1.28% (f)	3.69%	169%	$2,439
(0.40)	$6.16	4.35%	1.29%	1.29% (f)	3.88%	124%	$1,629
(0.25)	$6.30	1.74%	1.29%	1.29% (f)	3.92%	113%	$1,220
(0.10)	$6.44	6.58%	1.27% (d)	1.27% (d),(f)	3.82% (d)	48%	$218
(0.30)	$6.14	4.20%	1.29%	1.27% (f)	4.44%	83%	$71
Columbia Strategic Income Fund | Annual Report 2017	55

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R4
08/31/2017 (c)	$5.88	0.21	0.05	0.26	(0.15)	—
10/31/2016	$5.70	0.23	0.16	0.39	(0.21)	—
10/31/2015	$6.04	0.24	(0.21)	0.03	(0.27)	(0.10)
10/31/2014	$6.18	0.26	0.03	0.29	(0.26)	(0.17)
10/31/2013 (i)	$6.34	0.27	(0.15)	0.12	(0.26)	(0.02)
Class R5
08/31/2017 (c)	$5.88	0.22	0.06	0.28	(0.16)	—
10/31/2016	$5.71	0.24	0.14	0.38	(0.21)	—
10/31/2015	$6.04	0.25	(0.21)	0.04	(0.27)	(0.10)
10/31/2014	$6.19	0.27	0.02	0.29	(0.27)	(0.17)
10/31/2013	$6.33	0.29	(0.14)	0.15	(0.27)	(0.02)
10/31/2012 (g)	$6.04	0.12	0.29	0.41	(0.12)	—
05/31/2012	$6.09	0.32	(0.03)	0.29	(0.34)	—
Class T(j)
08/31/2017 (c)	$5.97	0.20	0.05	0.25	(0.14)	—
10/31/2016	$5.78	0.22	0.16	0.38	(0.19)	—
10/31/2015	$6.12	0.23	(0.22)	0.01	(0.25)	(0.10)
10/31/2014	$6.26	0.25	0.03	0.28	(0.25)	(0.17)
10/31/2013	$6.41	0.27	(0.15)	0.12	(0.25)	(0.02)
10/31/2012 (g)	$6.10	0.11	0.31	0.42	(0.11)	—
05/31/2012	$6.16	0.30	(0.04)	0.26	(0.32)	—
Class Y
08/31/2017 (c)	$5.87	0.22	0.05	0.27	(0.16)	—
10/31/2016	$5.69	0.24	0.15	0.39	(0.21)	—
10/31/2015	$6.03	0.25	(0.21)	0.04	(0.28)	(0.10)
10/31/2014	$6.17	0.27	0.03	0.30	(0.27)	(0.17)
10/31/2013 (k)	$6.18	0.11	(0.02)	0.09	(0.10)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
56	Columbia Strategic Income Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total Return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.15)	$5.99	4.53%	0.71% (d),(e)	0.71% (d),(e),(f)	4.38% (d)	110%	$99,896
(0.21)	$5.88	6.95%	0.77%	0.77% (f)	4.02%	168%	$53,447
(0.37)	$5.70	0.52%	0.82%	0.78% (f)	4.20%	169%	$18,630
(0.43)	$6.04	4.98%	0.79%	0.79% (f)	4.36%	124%	$5,683
(0.28)	$6.18	1.97%	0.80% (d)	0.79% (d),(f)	4.54% (d)	113%	$3,389

(0.16)	$6.00	4.77%	0.66% (d),(e)	0.65% (d),(e)	4.41% (d)	110%	$155,372
(0.21)	$5.88	6.87%	0.67%	0.67%	4.11%	168%	$103,204
(0.37)	$5.71	0.80%	0.68%	0.68%	4.32%	169%	$12,231
(0.44)	$6.04	4.92%	0.67%	0.67%	4.47%	124%	$4,193
(0.29)	$6.19	2.39%	0.69%	0.69%	4.73%	113%	$1,563
(0.12)	$6.33	6.79%	0.66% (d)	0.66% (d),(f)	4.50% (d)	48%	$8
(0.34)	$6.04	4.86%	0.65%	0.65% (f)	5.26%	83%	$277

(0.14)	$6.08	4.26%	0.95% (d),(e)	0.95% (d),(e),(f)	4.09% (d)	110%	$10
(0.19)	$5.97	6.76%	1.04%	1.03% (f)	3.81%	168%	$10
(0.35)	$5.78	0.25%	1.07%	1.03% (f)	3.94%	169%	$10
(0.42)	$6.12	4.67%	1.04%	1.04% (f)	4.08%	124%	$10
(0.27)	$6.26	1.91%	0.97%	0.97% (f)	4.21%	113%	$3
(0.11)	$6.41	6.90%	1.00% (d)	1.00% (d),(f)	4.19% (d)	48%	$3
(0.32)	$6.10	4.34%	1.03%	1.02% (f)	4.89%	83%	$2

(0.16)	$5.98	4.65%	0.64% (d),(e)	0.63% (d),(e)	4.75% (d)	110%	$100,173
(0.21)	$5.87	7.13%	0.62%	0.62%	4.24%	168%	$10,642
(0.38)	$5.69	0.68%	0.64%	0.64%	4.35%	169%	$10,704
(0.44)	$6.03	5.15%	0.63%	0.63%	4.50%	124%	$1,582
(0.10)	$6.17	1.57%	0.64% (d)	0.64% (d)	4.94% (d)	113%	$19
Columbia Strategic Income Fund | Annual Report 2017	57

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Z
08/31/2017 (c)	$5.88	0.22	0.04	0.26	(0.15)	—
10/31/2016	$5.70	0.23	0.16	0.39	(0.21)	—
10/31/2015	$6.04	0.24	(0.21)	0.03	(0.27)	(0.10)
10/31/2014	$6.18	0.27	0.02	0.29	(0.26)	(0.17)
10/31/2013	$6.33	0.27	(0.14)	0.13	(0.26)	(0.02)
10/31/2012 (g)	$6.04	0.11	0.29	0.40	(0.11)	—
05/31/2012	$6.09	0.31	(0.03)	0.28	(0.33)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	For the period from November 1, 2016 to August 31, 2017. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.
(d)	Annualized.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

	Class A	Class C	Class K	Class R	Class R4	Class R5	Class T	Class Y	Class Z
08/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	For the period from June 1, 2012 to October 31, 2012. During the period, the Fund’s fiscal year end was changed from May 31 to October 31.
(h)	Rounds to zero.
(i)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(j)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(k)	Class Y shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
58	Columbia Strategic Income Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total Return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.15)	$5.99	4.53%	0.71% (d),(e)	0.71% (d),(e),(f)	4.42% (d)	110%	$1,881,221
(0.21)	$5.88	6.95%	0.78%	0.77% (f)	4.05%	168%	$910,452
(0.37)	$5.70	0.51%	0.81%	0.78% (f)	4.19%	169%	$574,482
(0.43)	$6.04	4.97%	0.79%	0.79% (f)	4.39%	124%	$663,669
(0.28)	$6.18	2.13%	0.78%	0.78% (f)	4.34%	113%	$755,920
(0.11)	$6.33	6.74%	0.77% (d)	0.77% (d),(f)	4.37% (d)	48%	$985,278
(0.33)	$6.04	4.75%	0.78%	0.77% (f)	5.13%	83%	$812,836
Columbia Strategic Income Fund | Annual Report 2017	59

Notes to Financial Statements
August 31, 2017
Note 1. Organization
Columbia Strategic Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fiscal year end change
During the period, the Fund changed its fiscal year end from October 31 to August 31. All references to the year ended August 31, 2017 in the report refer to the ten-month period from November 1, 2016 through August 31, 2017.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Effective November 1, 2017, Class R4 shares will be renamed Advisor Class shares.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Effective November 1, 2017, Class R5 shares will be renamed Institutional 2 Class shares.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Effective November 1, 2017, Class Y shares will be renamed Institutional 3 Class shares.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Effective November 1, 2017, Class Z shares will be renamed Institutional Class shares.
60	Columbia Strategic Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to other expenses on the Statement of Operations. All fee waivers and expense reimbursements by Columbia Management Investment Advisers, LLC and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Columbia Strategic Income Fund | Annual Report 2017	61

Notes to Financial Statements  (continued)
August 31, 2017
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives
62	Columbia Strategic Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
Columbia Strategic Income Fund | Annual Report 2017	63

Notes to Financial Statements  (continued)
August 31, 2017
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage duration and yield curve exposure. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
64	Columbia Strategic Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to increase or decrease its credit exposure to a single issuer of debt securities. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
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Notes to Financial Statements  (continued)
August 31, 2017
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage long or short exposure to an inflation index and to manage duration and yield curve exposure. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
66	Columbia Strategic Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	701,768*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	816,380
Interest rate risk	Net assets — unrealized appreciation on futures contracts	1,360,150*
Interest rate risk	Investments, at value — Options purchased	6,729,891
Interest rate risk	Net assets — unrealized appreciation on swap contracts	6,006,254*
Total		15,614,443

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	6,903,702*
Credit risk	Upfront receipts on swap contracts	9,442,396
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	929,045
Interest rate risk	Net assets — unrealized depreciation on futures contracts	4,962,781*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	8,020,860*
Total		30,258,784

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(5,091,932)	(5,091,932)
Foreign exchange risk	(6,962,792)	—	—	—	—	(6,962,792)
Interest rate risk	—	(2,966,768)	2,752,975	3,201,750	(677,040)	2,310,917
Total	(6,962,792)	(2,966,768)	2,752,975	3,201,750	(5,768,972)	(9,743,807)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(8,488,586)	(8,488,586)
Foreign exchange risk	(269,525)	—	—	—	(269,525)
Interest rate risk	—	(2,460,937)	(1,142,859)	5,450,029	1,846,233
Total	(269,525)	(2,460,937)	(1,142,859)	(3,038,557)	(6,911,878)
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Notes to Financial Statements  (continued)
August 31, 2017
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	794,309,631
Futures contracts — short	1,061,839,821
Credit default swap contracts — buy protection	175,122,418
Credit default swap contracts — sell protection	58,762,500

Derivative instrument	Average value ($)*
Options contracts — purchased	2,347,371
Options contracts — written	(120,087)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	1,510,446	(2,780,792)
Interest rate swap contracts	10,431,152	(12,860,710)

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2017.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at October 31, 2016:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	2,609,521*
Credit risk	Upfront payments on swap contracts	92,738
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,200,012
Interest rate risk	Net assets — unrealized appreciation on futures contracts	5,101,636*
Interest rate risk	Investments, at value — Options purchased	1,847,100
Interest rate risk	Net assets — unrealized appreciation on swap contracts	2,219,778*
Total		13,070,785

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	322,869*
Credit risk	Upfront receipts on swap contracts	8,167,721
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,043,152
Interest rate risk	Net assets — unrealized depreciation on futures contracts	6,243,330*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	9,684,413*
Total		25,461,485

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
68	Columbia Strategic Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended October 31, 2016:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(1,115,524)	(1,115,524)
Foreign exchange risk	(8,384,460)	—	—	—	(8,384,460)
Interest rate risk	—	3,583,757	(2,280,000)	(21,954,109)	(20,650,352)
Total	(8,384,460)	3,583,757	(2,280,000)	(23,069,633)	(30,150,336)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	1,653,031	1,653,031
Foreign exchange risk	617,635	—	—	—	617,635
Interest rate risk	—	(4,303,360)	1,141,250	4,193,092	1,030,982
Total	617,635	(4,303,360)	1,141,250	5,846,123	3,301,648
The following table is a summary of the average outstanding volume by derivative instrument for the year ended October 31, 2016:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	382,996,717
Futures contracts — short	701,969,329
Credit default swap contracts — buy protection	172,285,000
Credit default swap contracts — sell protection	96,475,000

Derivative instrument	Average value ($)*
Options contracts — purchased	586,479

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	1,328,470	(2,276,293)
Interest rate swap contracts	1,027,856	(18,512,646)

*	Based on the ending quarterly outstanding amounts for the year ended October 31, 2016.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for
Columbia Strategic Income Fund | Annual Report 2017	69

Notes to Financial Statements  (continued)
August 31, 2017
unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
70	Columbia Strategic Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2017:
	Barclays ($)	BNP Paribas ($)	Citi ($)	Credit Suisse ($)	Goldman Sachs International ($)	HSBC ($)	JPMorgan ($)	Morgan Stanley ($)(e)	Morgan Stanley ($)(e)	Standard Chartered ($)	Total ($)
Assets
Centrally cleared interest rate swap contracts (a)	-	-	-	-	-	-	-	-	278,166	-	278,166
Forward foreign currency exchange contracts	60,813	201,051	-	554,516	-	-	-	-	-	-	816,380
Options purchased calls	-	-	4,639,072	-	-	-	-	-	-	-	4,639,072
Options purchased puts	-	-	2,090,819	-	-	-	-	-	-	-	2,090,819
Total assets	60,813	201,051	6,729,891	554,516	-	-	-	-	278,166	-	7,824,437
Liabilities
Centrally cleared credit default swap contracts (a)	-	-	-	-	-	-	-	-	433,126	-	433,126
Centrally cleared interest rate swap contracts (a)	-	-	-	-	-	-	-	-	669,541	-	669,541
Forward foreign currency exchange contracts	277,890	109,480	-	114,027	-	233,977	-	-	-	193,671	929,045
OTC credit default swap contracts (b)	-	-	-	3,473,383	3,627,986	-	1,351,660	1,913,880	-	-	10,366,909
Total liabilities	277,890	109,480	-	3,587,410	3,627,986	233,977	1,351,660	1,913,880	1,102,667	193,671	12,398,621
Total financial and derivative net assets	(217,077)	91,571	6,729,891	(3,032,894)	(3,627,986)	(233,977)	(1,351,660)	(1,913,880)	(824,501)	(193,671)	(4,574,184)
Total collateral received (pledged) (c)	-	-	6,635,000	(3,032,894)	(3,627,986)	-	-	(1,913,880)	(824,501)	-	(2,764,261)
Net amount (d)	(217,077)	91,571	94,891	-	-	(233,977)	(1,351,660)	-	-	(193,671)	(1,809,923)

Columbia Strategic Income Fund | Annual Report 2017	71

Notes to Financial Statements  (continued)
August 31, 2017
(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
(e)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
72	Columbia Strategic Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
Columbia Strategic Income Fund | Annual Report 2017	73

Notes to Financial Statements  (continued)
August 31, 2017
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.600% to 0.393% as the Fund’s net assets increase. The annualized effective management services fee rate for the year ended August 31, 2017 was 0.571% and for the year ended October 31, 2016 (reflecting all management, advisory and administrative services fees paid to the Investment Manager) was 0.580%, of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class K and Class R5 shares and 0.025% for Class Y shares. Prior to January 1, 2017, the limitation was 0.05% for Class K and Class R5 shares and Class Y shares did not pay transfer agency fees. In addition, effective March 1, 2017 through February 28, 2018, Class K and Class R5 shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Class Y shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
74	Columbia Strategic Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
For the year ended August 31, 2017 and the year ended October 31, 2016, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
	August 31, 2017	October 31, 2016
	Effective rate (%)	Effective rate (%)
Class A	0.12	0.16
Class B	0.09 (a),(b)	0.16
Class C	0.11	0.16
Class K	0.05	0.05
Class R	0.11	0.16
Class R4	0.11	0.16
Class R5	0.05	0.05
Class T	0.10	0.18
Class Y	0.00	—
Class Z	0.11	0.16

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2017 and for the year ended October 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $3,838 and $3,649, respectively.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a service fee or distribution fee for Class B shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Columbia Strategic Income Fund | Annual Report 2017	75

Notes to Financial Statements  (continued)
August 31, 2017
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended August 31, 2017 and the year ended October 31, 2016, if any, are listed below:
	August 31, 2017	October 31, 2016
	Amount ($)	Amount ($)
Class A	1,748,961	2,191,789
Class B	—	10,143
Class C	41,990	37,537
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2017 through February 28, 2018	Prior to March 1, 2017
Class A	1.06%	1.03%
Class C	1.81	1.78
Class K	1.045	0.95
Class R	1.31	1.28
Class R4	0.81	0.78
Class R5	0.795	0.70
Class T	1.06	1.03
Class Y	0.745	0.65
Class Z	0.81	0.78
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. In addition to the waiver/reimbursement commitment under the agreement, effective March 1, 2017 through February 28, 2018, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Class K and R5 and 0.00% for Class Y of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
76	Columbia Strategic Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
At August 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, swap investments, trustees’ deferred compensation, principal and/or interest from fixed income securities, foreign currency transactions and investments in partnerships. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(22,475,057)	22,475,057	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
August 31, 2017			October 31, 2016			October 31, 2015
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
78,985,978	—	78,985,978	86,902,380	—	86,902,380	93,872,376	30,091,128	123,963,504
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
24,847,089	7,212,723	—	64,817,689
At August 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,631,723,022	117,498,552	(52,680,863)	64,817,689
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended August 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	—	—	6,434,594	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Strategic Income Fund | Annual Report 2017	77

Notes to Financial Statements  (continued)
August 31, 2017
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,962,618,468 and $3,566,438,501, respectively, for the year ended August 31, 2017, of which $2,091,957,971 and $2,145,586,453, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended August 31, 2017 or the year ended October 31, 2016.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the
78	Columbia Strategic Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At August 31, 2017, affiliated shareholders of record owned 38.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Strategic Income Fund | Annual Report 2017	79

Notes to Financial Statements  (continued)
August 31, 2017
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
80	Columbia Strategic Income Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Strategic Income Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Strategic Income Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of August 31, 2017, the results of its operations for the period November 1, 2016 through August 31, 2017 and the year ended October 31, 2016, the changes in its net assets for the period November 1, 2016 through August 31, 2017 and each of the two years in the period ended October 31, 2016 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers, agent banks and transfer agent provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Minneapolis, MN
October 20, 2017
Columbia Strategic Income Fund | Annual Report 2017	81

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Capital gain dividend
$7,573,359
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
82	Columbia Strategic Income Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Strategic Income Fund | Annual Report 2017	83

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
84	Columbia Strategic Income Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
Columbia Strategic Income Fund | Annual Report 2017	85

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
86	Columbia Strategic Income Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement
On June 14, 2017, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Strategic Income Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 27, 2017, April 26, 2017 and June 13, 2017 and at Board meetings held on March 28, 2017 and June 14, 2017. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2017, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 14, 2017, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2018 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia Strategic Income Fund | Annual Report 2017	87

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2016, the Fund’s performance was in the forty-sixth, twentieth and forty-sixth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2016, the Fund’s actual management fee and net total expense ratio are ranked in the fourth and third quintiles, respectively,
88	Columbia Strategic Income Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
(where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, warranted the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2016 to profitability levels realized in 2015. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Columbia Strategic Income Fund | Annual Report 2017	89

Board Consideration and Approval of Management
Agreement  (continued)
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
90	Columbia Strategic Income Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Strategic Income Fund | Annual Report 2017	91

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Columbia Strategic Income Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN232_08_G01_(10/17)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the fourteen series of the registrant whose reports to shareholders are included in this annual filing. One of the registrant’s series, Columbia Value and Restructuring Fund, merged into another series on June 24, 2016 and the fees incurred by this series through its merger date are included in the response to this Item. One of the registrant’s series, Columbia Strategic Income Fund, changed its fiscal year end to August 31 from October 31 effective August 31, 2017. Fee information for this series is for the ten month period ended August 31, 2017 and the year ended October 31, 2016.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2017 and August 31, 2016 are approximately as follows:

2017	2016
$459,700	$417,700

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended August 31, 2017 and August 31, 2016 are approximately as follows:

2017	2016
$5,600	$15,500

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal years 2017 and 2016, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2016 also includes Audit-Related Fees for agreed upon procedures for a fund merger and issuance of consent related to N-14 filings.

During the fiscal years ended August 31, 2017 and August 31, 2016, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2017 and August 31, 2016 are approximately as follows:

2017	2016
$111,700	$103,000

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2016 also includes Tax Fees for agreed-upon procedures related to a fund merger and a final tax return. Fiscal years 2017 and 2016 include Tax Fees for foreign tax filings.

During the fiscal years ended August 31, 2017 and August 31, 2016, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2017 and August 31, 2016 are approximately as follows:

2017	2016
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended August 31, 2017 and August 31, 2016 are approximately as follows:

2017	2016
$242,500	$242,500

In fiscal years 2017 and 2016, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2017 and 2016 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended August 31, 2017 and August 31, 2016 are approximately as follows:

2017	2016
$359,800	$361,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	October 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	October 24, 2017

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	October 24, 2017